                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3618

                                   ----------

                         Metropolitan Series Fund, Inc.
               (Exact name of registrant as specified in charter)

         501 Boylston Street
        Boston, Massachusetts                             02116
(Address of Principal Executive Office)                 (Zip Code)

                            JAMES L. LIPSCOMB, ESQ.
                               MetLife Group, Inc.
                               One Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

                                    Copy to:
                              THOMAS M. LENZ, ESQ.
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116

                                   ----------

Registrant's telephone number, including area code: 617-578-3104

                      Date of fiscal year end: December 31

         Date of reporting period: January 1, 2003 to December 31, 2003

================================================================================

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act"):

                                                 METROPOLITAN SERIES FUND, INC.
                                                                  ANNUAL REPORT
                                                              DECEMBER 31, 2003

[PHOTO]

Rainbow


[LOGO] MetLife/R/

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


LETTER FROM THE PRESIDENT.................................................. MSF-1

PORTFOLIO MANAGEMENT COMMENTARY

   State Street Research Money Market Portfolio............................ MSF-2

   Lehman Brothers(R) Aggregate Bond Index Portfolio....................... MSF-3

   Salomon Brothers Strategic Bond Opportunities Portfolio................. MSF-4

   Salomon Brothers U.S. Government Portfolio.............................. MSF-5

   State Street Research Bond Income Portfolio............................. MSF-6

   Balanced Portfolio...................................................... MSF-7

   MFS Total Return Portfolio.............................................. MSF-8

   State Street Research Diversified Portfolio............................. MSF-9

   Alger Equity Growth Portfolio........................................... MSF-10

   Capital Guardian U.S. Equity Portfolio.................................. MSF-11

   Davis Venture Value Portfolio........................................... MSF-12

   FI Structured Equity Portfolio.......................................... MSF-13

   Harris Oakmark Large Cap Value Portfolio................................ MSF-14

   Jennison Growth Portfolio............................................... MSF-15

   Met/Putnam Voyager Portfolio............................................ MSF-16

   MetLife Stock Index Portfolio........................................... MSF-17

   MFS Investors Trust Portfolio........................................... MSF-18

   MFS Research Managers Portfolio......................................... MSF-19

   State Street Research Investment Trust Portfolio........................ MSF-20

   State Street Research Large Cap Value Portfolio......................... MSF-21

   T. Rowe Price Large Cap Growth Portfolio................................ MSF-22

   Zenith Equity Portfolio................................................. MSF-23

   FI Mid Cap Opportunities Portfolio...................................... MSF-24

   Harris Oakmark Focused Value Portfolio.................................. MSF-25

   Janus Mid Cap Portfolio................................................. MSF-26

   MetLife Mid Cap Stock Index Portfolio................................... MSF-27

   Neuberger Berman Partners Mid Cap Value Portfolio....................... MSF-28

   State Street Research Aggressive Growth Portfolio....................... MSF-29

   Franklin Templeton Small Cap Growth Portfolio........................... MSF-30

   Loomis Sayles Small Cap Portfolio....................................... MSF-31

   Russell 2000(R) Index Portfolio......................................... MSF-32

   State Street Research Aurora Portfolio.................................. MSF-33

   T. Rowe Price Small Cap Growth Portfolio................................ MSF-34

   FI International Stock Portfolio (formerly Putnam International
Stock Portfolio)........................................................... MSF-35

   Morgan Stanley EAFE(R) Index Portfolio.................................. MSF-36

   Scudder Global Equity Portfolio......................................... MSF-37

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


NOTES TO PORTFOLIO MANAGER COMMENTARY................................... MSF-38

FINANCIAL STATEMENTS

   State Street Research Money Market Portfolio......................... MSF-39

   Lehman Brothers(R) Aggregate Bond Index Portfolio.................... MSF-44

   Salomon Brothers Strategic Bond Opportunities Portfolio.............. MSF-57

   Salomon Brothers U.S. Government Portfolio........................... MSF-69

   State Street Research Bond Income Portfolio.......................... MSF-74

   Balanced Portfolio................................................... MSF-83

   MFS Total Return Portfolio........................................... MSF-95

   State Street Research Diversified Portfolio.......................... MSF-105

   Alger Equity Growth Portfolio........................................ MSF-116

   Capital Guardian U.S. Equity Portfolio............................... MSF-121

   Davis Venture Value Portfolio........................................ MSF-127

   FI Structured Equity Portfolio....................................... MSF-132

   Harris Oakmark Large Cap Value Portfolio............................. MSF-139

   Jennison Growth Portfolio............................................ MSF-144

   Met/Putnam Voyager Portfolio......................................... MSF-149

   MetLife Stock Index Portfolio........................................ MSF-155

   MFS Investors Trust Portfolio........................................ MSF-165

   MFS Research Managers Portfolio...................................... MSF-171

   State Street Research Investment Trust Portfolio..................... MSF-177

   State Street Research Large Cap Value Portfolio...................... MSF-182

   T. Rowe Price Large Cap Growth Portfolio............................. MSF-187

   Zenith Equity Portfolio.............................................. MSF-193

   FI Mid Cap Opportunities Portfolio................................... MSF-197

   Harris Oakmark Focused Value Portfolio............................... MSF-202

   Janus Mid Cap Portfolio.............................................. MSF-206

   MetLife Mid Cap Stock Index Portfolio................................ MSF-211

   Neuberger Berman Partners Mid Cap Value Portfolio.................... MSF-220

   State Street Research Aggressive Growth Portfolio.................... MSF-225

   Franklin Templeton Small Cap Growth Portfolio........................ MSF-230

   Loomis Sayles Small Cap Portfolio.................................... MSF-236

   Russell 2000(R) Index Portfolio...................................... MSF-243

   State Street Research Aurora Portfolio............................... MSF-265

   T. Rowe Price Small Cap Growth Portfolio............................. MSF-272

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


   FI International Stock Portfolio (formerly Putnam International
Stock Portfolio)........................................................... MSF-279

   Morgan Stanley EAFE(R) Index Portfolio.................................. MSF-286

   Scudder Global Equity Portfolio......................................... MSF-299

NOTES TO STATEMENTS OF INVESTMENTS......................................... MSF-304

NOTES TO FINANCIAL STATEMENTS.............................................. MSF-306

INDEPENDENT AUDITORS' REPORT............................................... MSF-319

POLICYHOLDER VOTE.......................................................... MSF-320

DIRECTORS AND OFFICERS..................................................... MSF-321

             Not all Portfolios are available under every product.
Refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Portfolios or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

 LETTER FROM THE PRESIDENT


February 2004

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the December 2003 Annual Report for the Metropolitan Series Fund, Inc. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

With uncertainty in the financial markets, it is important to remember that all securities markets are subject to volatility. Therefore, we continue to encourage you to focus on your long-term retirement and investment goals.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, Fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Hugh McHaffie

Hugh McHaffie
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  8/26/83
 CLASS B
  5/1/01
 CLASS E
  4/23/03

 ASSET CLASS
 MONEY MARKET

   NET ASSETS
  $692 MILLION

   SUBADVISER
  STATE STREET
   RESEARCH &
   MANAGEMENT
    COMPANY

PORTFOLIO PERFORMANCE
For the year ended December 31, 2003, the State Street Research Money Market Portfolio Class A shares returned 0.8% and Class B shares returned 0.6%. Class E shares returned 0.45% for the period April 23, 2003 through December 31, 2003. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Performance Universe,/16/ was 0.6% over the same period.

PORTFOLIO REVIEW
In 2003, economic recovery fueled by monetary and fiscal stimulus began to take hold. Following difficult economic conditions and three consecutive years of declining equity markets, the Federal Reserve cut its benchmark rate to 1.00%, the lowest rate in forty-five years. The Federal Reserve has lowered interest rates 13 times since January 2001 in an attempt to resuscitate consumer and business activity. The Fed has been able to keep rates at such low levels because inflationary conditions have yet to manifest. The Federal Reserve did change its risk assessment in December to "balanced," adding, "the probability of an unwelcome fall in inflation has diminished in recent months and now appears almost equal to that of a rise in inflation."

In this environment, State Street Research's strategy placed emphasis on purchasing only the highest-quality money market securities that are supported by rigorous credit research. We continued to manage the portfolio conservatively, laddering high-quality maturities throughout the short end of the yield curve, which drove returns higher.

Additionally, by focusing on securities in the 30 to 120 day maturity range, allowing them to mature, then re-investing the proceeds again in 30 to 120 day securities, we captured favorable yields while keeping risks relatively low. Due to a relatively flat yield curve (at the shorter end) in the second half of the year, long-term money market securities offered little-to-no yield advantage over short-term issues, making longer-term securities unattractive. The Portfolio also continued to take advantage of higher credit quality, and better yielding government agencies, and continued to maintain its slight barbell positioning, holding higher-yielding, shorter-term securities.

The weighted average maturity of the Portfolio at the end of the year was 64 days.

The State Street Research Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE LEHMAN
 BROTHERS
 AGGREGATE BOND
 INDEX.

 INCEPTION
 DATES
 CLASS A
  11/9/98
 CLASS B
  1/2/02
 CLASS E
  5/1/01

 ASSET CLASS
 BONDS

  NET ASSETS
 $690 MILLION

  SUBADVISER
 METROPOLITAN
     LIFE
   INSURANCE
    COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 3.6% compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/ return of 4.1% over the same time period.

PORTFOLIO REVIEW
Three broad themes in the Fixed Income markets this year were interest rate volatility, credit improvement, and US dollar devaluation.

Interest rates (as measured by the 10-year Treasury) traded in a very broad corridor during 2003, ranging from a low in May of 3.35%, to a high in July of 4.48%, and finishing the year at 4.24%. Also noteworthy was the Treasury's reinstatement of the 3-year auction, increasing the 5-year auction from quarterly to monthly, and increasing the 10-year auction from quarterly to 10 months of the year. For the Credit markets, investors began 2003 very risk averse, having suffered from numerous companies being downgraded to below investment grade during 2002. In 2003, with lower quality credits undervalued, investors relaxed their stance toward this segment of the market. By the end of the year, credit spreads experienced unprecedented tightening, and the Credit sector finished the year with a 5.00% better return than Treasuries. For the U.S. dollar, 2003 was a continuation of the devaluation that began in 2002. There was over 20% devaluation vs. the EURO, and over 10% vs. the Yen, helping to make U.S. dollar denominated assets more attractive.

Government Agencies ended the year with positive excess return and the sector became the preferred investment for many investors searching for yields above Treasuries. Mortgages had a difficult year, hurt by the high volatility in interest rates. The Mortgage sector ended the year being the weakest performing sector.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   27.3%
              UNITED STATES TREASURY NOTES............   15.4%
              FEDERAL HOME LOAN MORTGAGE CORP.........   12.4%
              UNITED STATES TREASURY BONDS............    6.6%
              FEDERAL HOME LOAN BANK..................    3.5%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    2.2%
              REPUBLIC OF ITALY.......................    0.7%
              FIRST UNION CORP........................    0.6%
              GENERAL MOTORS ACCEPTANCE CORP..........    0.6%
              UNITED MEXICAN STATES...................    0.6%

        A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE
                                  BOND INDEX


                                    [CHART]

                Lehman Brothers
                 Aggregate Bond    Lehman Brothers
                Index Portfolio    Aggregate Bond
                    Class A             Index
                ---------------    ---------------
11/09/98           $10,000             $10,000
   12/98            10,138              10,211
   12/99             9,999              10,127
   12/00            11,139              11,304
   12/01            11,965              12,259
   12/02            13,190              13,516
   12/03            13,669              14,070

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                             LEHMAN
                                 LEHMAN BROTHERS AGGREGATE  BROTHERS
                                  BOND INDEX PORTFOLIO     AGGREGATE
                                 CLASS A   CLASS B CLASS E BOND INDEX
             1 Year                3.6%      3.4%    3.5%     4.1%
             5 Years               6.2       N/A     N/A      6.6
             Since Inception/17/   6.2       6.5     6.9      6.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF TOTAL
 RETURN CONSISTENT
 WITH PRESERVATION
 OF CAPITAL.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 BONDS

     NET ASSETS
    $250 MILLION

     SUBADVISER
      SALOMON
      BROTHERS
       ASSET
     MANAGEMENT
        INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 12.6% compared to its benchmark the Lehman Brothers Aggregate Bond Index/1/, which returned 4.1%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe/16/, was 11.6% over the same period.

PORTFOLIO REVIEW
While the Portfolio maintained a concentrated position in U.S. investment-grade fixed-income securities, it also maintained significant exposure to high-yield and emerging markets debt issues, as well as non-U.S. investment-grade debt issues, which collectively contributed to the Portfolio's good performance relative to the Lehman Brothers Aggregate Bond Index.

The market for high-yield issues, while slowing somewhat from its pace of earlier in 2003, continued to benefit from the improving economy, higher corporate earnings, a recovering equity market, and comparatively favorable yields in a very low rate environment.

Meanwhile, emerging market and non-U.S. investment grade issues benefited from the gradual, but steady improvement in global economies. We maintained a constructive outlook on sovereign debt securities due to strong fundamentals, increased cash inflows into emerging markets, and favorable global growth. Positive inflows driven by large institutional investors continue to support the market.

At year-end the outlook for U.S. investment-grade issues was somewhat more clouded, given the very low level of interest rates and the likelihood that the improving U.S. economy could compel the Fed to begin raising rates at some point this year. We have maintained a defensive stance in this portion of the Portfolio, keeping overall duration shorter than that of our benchmark index. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) At year-end, the Portfolio was diversified widely among U.S. treasuries and mortgage-backed securities, further tempering overall risk. We are emphasizing mortgages, which we believe should continue to outperform treasuries in an environment of gradually rising interest rates.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                ISSUER/SECURITY                       NET ASSETS
                ------------------------------------------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION   20.7%
                FEDERAL HOME LOAN MORTGAGE CORP......    4.9%
                FEDERAL REPUBLIC OF GERMANY..........    4.5%
                UNITED STATES TREASURY NOTES.........    3.4%
                FEDERAL REPUBLIC OF BRAZIL...........    2.9%
                RUSSIAN FEDERATION...................    2.5%
                UNITED MEXICAN STATES................    2.5%
                GOVERNMENT OF FRANCE.................    2.1%
                UNITED STATES TREASURY BONDS.........    1.8%
                REPUBLIC OF TURKEY...................    0.7%

   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                                    [CHART]


                      Salomon Brothers
                       Strategic Bond
                       Opportunities           Lehman Brothers
                     Portfolio Class A       Aggregate Bond Index
                     -----------------       --------------------
10/31/94                $10,000                   $10,000
   12/94                  9,860                    10,047
   12/95                 11,771                    11,903
   12/96                 13,461                    12,335
   12/97                 14,953                    13,526
   12/98                 15,259                    14,701
   12/99                 15,482                    14,580
   12/00                 16,598                    16,275
   12/01                 17,731                    17,649
   12/02                 19,434                    19,459
   12/03                 21,887                    20,258


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                                LEHMAN
                                 SALOMON BROTHERS STRATEGIC    BROTHERS
                                 BOND OPPORTUNITIES PORTFOLIO AGGREGATE
                                 CLASS A   CLASS B   CLASS E  BOND INDEX
             1 Year               12.6%     12.6%     12.5%      4.1%
             5 Years               7.5       N/A       N/A       6.6
             Since Inception/17/   8.9      15.8       9.6       8.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL AND
 MAINTENANCE OF
 LIQUIDITY.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 U.S. GOVERNMENT
 BONDS

   NET ASSETS
  $269 MILLION

   SUBADVISER
SALOMON BROTHERS
     ASSET
MANAGEMENT, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.7%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/9/, which returned 2.3%. The average return of its peer group, the Lipper Variable Insurance Products U.S. Mortgage Funds Performance Universe/16/ category, was 2.1% over the same period.

PORTFOLIO REVIEW
When the year began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered investor demand for higher-rated fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of the period. The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities in their portfolios. Prices of Treasuries bounced back to an extent in September. Rate concerns resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. According to estimates that were revised higher later in the quarter, real GDP increased 8.2% over the quarter. However, selling in the Treasury markets was more contained than it was in July as some of this growth was attributable to one-time factors, such as the tax cuts and the end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern from adjusting its rate targets.

During the past year, the Portfolio was concentrated in mortgage-backed securities, maintained significant exposure to U.S. Treasuries, and held very modest positions in U.S. Government Agencies, among other fixed-income securities in its investment universe.

The Portfolio's better performance in the second half of 2003 was primarily due to its higher exposure to mortgage-backed securities. Although mortgage prepayment activity was a detracting factor to overall performance over the summer months, as interest rate volatility had declined, the strong performance of mortgage-backed securities during the second half of 2003 helped the Portfolio achieve positive returns. Shorter-term issues began to perform relatively well late in 2003 as the market began to anticipate rising rates.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   57.3%
              FEDERAL HOME LOAN MORTGAGE CORP.........   28.3%
              UNITED STATES TREASURY NOTES............    9.5%
              WINGS, LTD..............................    1.4%
              COMMODORE CDO I, LTD....................    0.5%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    0.4%
              FEDERAL HOME LOAN BANKS.................    0.4%

             A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS
                    INTERMEDIATE U.S. GOVERNMENT BOND INDEX


                                    [CHART]

              Salomon Brothers
               U.S. Government     Lehman Intermediate
              Portfolio Class A   Government Bond Index
              -----------------   ---------------------
10/31/94          10,000                 10,000
   12/94          10,060                  9,988
   12/95          11,571                 11,427
   12/96          11,954                 11,891
   12/97          12,967                 12,810
   12/98          13,954                 13,897
   12/99          13,978                 13,964
   12/00          15,439                 15,427
   12/01          16,477                 16,726
   12/02          17,786                 18,338
   12/03          18,084                 18,757


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                             LEHMAN
                                                            BROTHERS
                                   SALOMON BROTHERS       INTERMEDIATE
                                U.S. GOVERNMENT PORTFOLIO  GOVERNMENT
                                CLASS A   CLASS B CLASS E  BOND INDEX
            1 Year                1.7%      1.6%    1.5%      2.3%
            5 Years               5.3       N/A     N/A       6.2
            Since Inception/17/   6.7       3.7     5.1       7.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 COMPETITIVE TOTAL
 RETURN PRIMARILY
 FROM INVESTING IN
 FIXED-INCOME
 SECURITIES.

 INCEPTION
 DATE
 CLASS A
  8/26/83
 CLASS B
  5/1/01
 CLASS E
  4/23/02

 ASSET CLASS
 U.S. BONDS

    NET ASSETS
    $1 BILLION

    SUBADVISER
   STATE STREET
    RESEARCH &
    MANAGEMENT
     COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Bond Income Portfolio returned 5.9% compared to its benchmark, the Lehman Brothers Aggregate Bond Index,/1/ which returned 4.1%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A-Rated Funds Performance Universe,/16/ was 4.7% over the same period.

PORTFOLIO REVIEW
Bonds delivered another year of positive returns as the U.S. economy picked up steam. The economy was lackluster early in the year, but it gained momentum in the third quarter when gross domestic product came in at a much-better-than-expected annualized growth rate of 8.2%. Most important, the job market, which is a key factor influencing the Federal Reserve's interest rate policy, continued to show signs of improvement as unemployment fell from 6.1% to 5.9% during the year. Industrial production, manufacturing, and capital spending also improved significantly. Corporate profits re-bounded in response to sustained consumer demand, increased productivity, and a falling U.S. dollar.

In this environment, the Lehman Brothers Aggregate Bond Index returned a respectable 4.1% for the year. The Portfolio outperformed its benchmark largely because of its allocation to Investment-Grade Credit, High-Yield, and Emerging Market bonds, all of which outperformed Treasuries. The Portfolio had overweights in these sectors relative to its benchmark. All of these sectors rallied as the difference in yield between these riskier sectors and Treasuries narrowed. Gains were broad-based.

The Portfolio's biggest gains came from its allocations to top-performing sectors. An overweight in the High-Yield sector was the largest contributor to performance. The High-Yield sector posted the best returns among all fixed income sectors during the year, led by lower-quality issues with CCC and B ratings. The Portfolio's overweight in Investment-Grade Credit also gave a significant boost to returns, as spreads narrowed dramatically. The Portfolio had a small allocation to Emerging Market issues, which beat most other fixed income sectors. Our investments in commercial mortgage-backed securities and asset-backed securities, both of which offer a yield advantage over Treasuries, further bolstered returns. Our underweight in bonds issued by government agencies was a detractor from returns relative to the Lehman Brothers benchmark.

Despite a sharp spike in interest rates during the summer months, interest rates ended the year only modestly higher. Rising interest rates are generally bad for bonds, because bond prices move in the opposite direction of interest rates. Fortunately, we had anticipated higher interest rates and we maintained a shorter duration than that of our benchmark. Duration is a measure of a bond's sensitivity to changing interest rates. With a shorter duration, the Portfolio was less exposed to rising interest rates. Our shorter-than-average duration relative to our benchmark modestly enhanced performance.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003


                                                         % OF TOTAL
             ISSUER/SECURITY                             NET ASSETS
             ------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION......   26.2%
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION...    7.7%
             UNITED STATES TREASURY NOTES...............    7.4%
             UNITED STATES TREASURY BONDS...............    5.1%
             WASHINGTON MUTUAL, INC.....................    1.0%
             FORD MOTOR CREDIT CO.......................    1.0%
             AT&T BROADBAND CORP........................    1.0%
             HOUSEHOLD FINANCE CORP.....................    0.9%
             LB-UBS COMMERCIAL MORTGAGE TRUST...........    0.9%
             JP MORGAN COMMERCIAL MORTGAGE FINANCE CORP.    0.8%


   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                                    [CHART]

        State Street Research
        Bond Income Portfolio     Lehman Brothers
               Class A          Aggregate Bond Index
        ---------------------  --------------------
12/93         $10,000              $10,000
12/94           9,664                9,708
12/95          11,713               11,502
12/96          12,251               11,919
12/97          13,585               13,070
12/98          14,814               14,206
12/99          14,746               14,089
12/00          15,948               15,727
12/01          17,354               17,055
12/02          18,822               18,804
12/03          19,924               19,576


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                            LEHMAN
                               STATE STREET RESEARCH BOND  BROTHERS
                                  INCOME PORTFOLIO        AGGREGATE
                               CLASS A  CLASS B  CLASS E  BOND INDEX
               1 Year            5.9%     5.6%     5.7%      4.1%
               5 Years           6.1      N/A      N/A       6.6
               10 Years          7.1      N/A      N/A       7.0
               Since Inception    --      7.1      7.4        --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM TOTAL
 RETURN FROM A
 COMBINATION OF
 CAPITAL
 APPRECIATION
 AND CURRENT
 INCOME.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS E
  5/1/01

 ASSET CLASS
 STOCKS & BONDS

   NET ASSETS
  $134 MILLION

   SUBADVISER
   WELLINGTON
   MANAGEMENT
  COMPANY, LLP






PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Balanced Portfolio returned 19.8%, compared to its benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%), which returned 18.5%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Performance Universe/16/ was 18.9% over the same period.

PORTFOLIO REVIEW
During 2003, economic and financial markets rebounded, driven by a combination of an improved geopolitical environment, renewed economic growth, improving credit markets, and investor perception that deflationary risks had bottomed. This sharp directional change in economic and financial market sentiment, after three years of negative returns, was dramatically reflected in the performance profile by equity market capitalization. In fact, there was nearly an inverse relationship between company size and returns, with small- and mid-cap stocks generally outperforming large-cap stocks.

We were encouraged by the more competitive returns in 2003, which were due, in part, to a more aggressive allocation to stocks, and the outperformance of the bond portion of the Portfolio versus the Lehman Brothers Aggregate Bond Index. The equity portion of the Portfolio lagged the S&P 500 Index in relative terms, partly due to stock selection, although the "market cap effect" cited above had a significant impact, as low-quality, high beta (risk) stocks were rewarded. Stock selection was most additive in Health Care and Consumer Discretionary sectors, led by Genzyme (biotechnology), Pfizer (pharmaceuticals) and Comcast (media), among others. Weaker stock choices occurred in names such as Schering-Plough (pharmaceuticals), SBC Communications (diversified telecommunications) and KeyCorp (commercial banks). The Portfolio's equity returns were favorably impacted by sector allocation decisions. At the sector level, strong allocation weightings in Information Technology and Materials positively impacted the Portfolio. It was held back, however, by the decision to overweight Health Care, a sector that struggled to keep pace with the overall market in 2003. The Portfolio concluded the year with a continued cyclical bias, reflecting overweights in Materials, Health Care and Information Technology. Notable underweights remain in Telecommunications and Utilities.

Performance was also boosted by the favorable contribution from bonds. For the year, the emphasis on fixed income security selection and sector rotation were key drivers of strong relative performance. The Portfolio remains overweight in Corporates and Mortgages. It also benefited from a modest allocation to High Yield, whose fundamentals are still supported by a more stable economy. The Portfolio remains underweight Treasuries and Agencies, whose yields are likely to rise with the improving economy. The Portfolio's neutral duration posture reflected our view of stable Fed monetary policy. In terms of asset allocation, due to the improving relative attractiveness of stocks over bonds in 2003, the portfolio managers made the constructive decision of gradually shifting the portfolio weighting to reflect an asset allocation of approximately 67% stocks, 30% bonds and 3% cash at year-end, an overweight of the 60% normal equity weighting.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    6.2%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    6.0%
              UNITED STATES TREASURY BONDS............    3.1%
              MICROSOFT CORP..........................    3.1%
              CITIGROUP, INC..........................    2.9%
              PFIZER, INC.............................    2.7%
              GENERAL ELECTRIC CO.....................    2.3%
              EXXON MOBIL CORP........................    2.0%
              AMERICAN INTERNATIONAL GROUP, INC.......    2.0%
              INTEL CORP..............................    1.7%


                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX


                                    [CHART]


               Balanced                           Lehman Brothers
           Portfolio Class A   S&P 500 Index   Aggregate Bond Index
           -----------------   -------------   --------------------
10/31/94        $10,000           $10,000           $10,000
   12/94          9,990             9,779            10,047
   12/95         12,466            13,449            11,903
   12/96         14,575            16,535            12,335
   12/97         16,934            22,050            13,526
   12/98         18,475            28,351            14,701
   12/99         17,535            34,316            14,580
   12/00         17,198            31,195            16,275
   12/01         16,435            27,490            17,649
   12/02         14,210            21,417            19,459
   12/03         17,017            27,556            20,258


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                              LEHMAN
                                                             BROTHERS
                                 BALANCED PORTFOLIO S&P 500 AGGREGATE
                                 CLASS A   CLASS E   INDEX  BOND INDEX
             1 Year               19.8%     19.6%    28.7%     4.1%
             5 Years              -1.6       N/A     -0.6      6.6
             Since Inception/17/   6.0       0.3     11.7      8.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 FAVORABLE TOTAL
 RETURN THROUGH
 INVESTMENT IN A
 DIVERSIFIED
 PORTFOLIO.

 INCEPTION
 DATE
 CLASS A
  5/1/87
 CLASS B
  5/1/02

 ASSET CLASS
 STOCKS & BONDS

   NET ASSETS
  $178 MILLION

   SUBADVISER
 MASSACHUSETTS
   FINANCIAL
    SERVICES
    COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A Shares of the MFS Total Return Portfolio returned 17.0% compared to its new benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Aggregate Bond Index/14/ (40%), which returned 18.5%. Its old benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Government/Credit Index/14/ (40%), returned 18.7%. We changed the fixed income index because the Lehman Aggregate is a broader index and more accurately reflects how the fixed income segment of the Portfolio is managed. The average return of its peer group, the Lipper Variable Insurance Products Flexible Funds Performance Universe/16/, was 18.9% over the same period.


PORTFOLIO REVIEW
Gradual improvement in the U.S. economy characterized the markets for the year. The stock markets, led by technology and cyclical sectors such as basic materials, industrials, autos, and housing stocks, rallied from mid-March through the end of the year with only a few pauses. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks.

The Portfolio normally invests between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and a relatively small position in cash equivalent securities. While this allocation has provided a strong historical long-term track record, the Portfolio lagged its benchmarks over the past year because higher-risk, lower-quality issues within both the equity and fixed-income markets led returns.

Our underweighted position in technology and stock selection in the leisure sector were the primary reasons for the Portfolio's underperformance to its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software. While in absolute terms, the group was one of the best performing portfolio sectors, our underweighting caused the relative underperformance. The performance of the Portfolio's leisure holdings was disappointing. Our overweighted position in telephone services stocks detracted from performance as competitive pressures intensified and outweighed inexpensive valuations. Those detractors offset positive contributions from our holdings in the electric utilities and wireless industries.

Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following the Bank of America announcement of a takeover offer. In addition, the market rally boosted stock prices of companies such as Merrill Lynch. The strong performance of these and other financial stocks were offset somewhat by the decline of Federal Home Loan Mortgage Corporation's stock. Retailer Sears Roebuck provided the strongest relative return among retailing stocks. After the company announced that Citigroup offered $3 billion for its troubled credit card business, Sears' stock price soared. Our underweighted position in consumer staples stocks also contributed to performance, as investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed income portion of the Portfolio outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   12.2%
              FEDERAL HOME LOAN MORTGAGE CORP.........    3.9%
              UNITED STATES TREASURY NOTES............    3.8%
              UNITED STATES TREASURY BONDS............    2.2%
              CITIGROUP, INC..........................    2.1%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    1.9%
              VERIZON COMMUNICATIONS, INC.............    1.7%
              VIACOM, INC. (CLASS B)..................    1.3%
              JOHNSON & JOHNSON.......................    1.3%
              MELLON FINANCIAL CORP...................    1.3%

    A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE LEHMAN BROTHERS
                 GOVERNMENT/CREDIT AND AGGREGATE BOND INDICES


                              [CHART]


          MFS Total Return                      Lehman Brothers
         Portfolio Class A  S&P 500 Index   Government/Credit Index
         -----------------  -------------   -----------------------
12/93        $10,000          $10,000              $10,000
12/94          9,889           10,132                9,649
12/95         12,983           13,934               11,506
12/96         14,934           17,132               11,840
12/97         18,899           22,845               12,995
12/98         22,617           29,373               14,226
12/99         24,869           35,553               13,921
12/00         24,028           32,319               15,570
12/01         23,114           28,481               16,894
12/02         21,872           22,189               18,759
12/03         25,590           28,550               19,634



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                 LEHMAN      LEHMAN
                        MFS TOTAL               BROTHERS    BROTHERS
                     RETURN PORTFOLIO S&P 500 GOVERNMENT/  AGGREGATE
                     CLASS A  CLASS B  INDEX  CREDIT INDEX BOND INDEX
           1 Year     17.0%    16.7%   28.7%      4.7%        4.1%
           5 Years     2.5      N/A    -0.6       6.7         6.6
           10 Years    9.9      N/A    11.1       7.0         7.0
           Since
           Inception    --      4.4      --        --          --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE HIGH
 TOTAL RETURN
 WHILE
 ATTEMPTING TO
 LIMIT
 INVESTMENT RISK
 AND PRESERVE
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  7/25/86
 CLASS E
  5/1/01

 ASSET CLASS
 U.S. BONDS/
 LARGE CAP
 STOCKS

   NET ASSETS
   $2 BILLION

   SUBADVISER
  STATE STREET
   RESEARCH &
   MANAGEMENT
    COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Diversified Portfolio returned 20.6% compared to its benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%), which returned 18.5%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Performance Universe,/16/ was 18.9% for the same period.

PORTFOLIO REVIEW
An overweight in equities, strong stock selection, and allocations to the Investment-Grade, High-Yield, and Emerging Market fixed income sectors helped the Portfolio outperform its benchmark over the year. The Portfolio's equity weighting ended the year at 62, up from 59% earlier in the year.

Favorable economic conditions boosted stock returns, with the S&P 500 Index returning 12.2% during the fourth quarter and finishing the year up 28.7%. The U.S. economic recovery accelerated throughout the year. After a particularly strong third quarter, gross domestic product (GDP) growth came in at a much-better-than-expected 8.2% on an annualized basis. In support of this growth, most facets of the economy continued to improve. Employment, which is a key factor influencing the Federal Reserve's interest rate policy, continued to shows sign of improvement as new jobless claims stabilized below 400,000 per week and overall unemployment fell from 6.1% to 5.9%. Industrial production, manufacturing, and capital spending also improved significantly during the year. Corporate profits rebounded in response to sustained consumer demand, increased productivity, and a falling U.S. dollar.

The Lehman Brothers Aggregate Bond Index ended 2003 with a respectable return of 4.1%, even as interest rates moved modestly higher. This rise hampered bond prices, which move in the opposite direction of interest rates. Riskier sectors of the bond market, however, fared well, as an improving economy helped credit outlooks. The difference in yield between Treasuries and bonds in other sectors narrowed, as investors demonstrated willingness to take on more risk in exchange for higher yields.

The Portfolio benefited from strong stock selection in the Consumer Discretionary, Health Care, and Technology sectors. Within Consumer Discretionary, standouts included Internet-related holdings Yahoo! and InterActiveCorp. Semiconductor stocks drove returns in Technology. A recovery in semiconductor orders fueled by increased demand for consumer electronics resulted in sharp gains throughout the industry.

Poor stock selection in Financial Services detracted modestly from relative returns. Despite posting healthy gains, the Portfolio's Financial Services holdings could not keep pace with those in the benchmark because we did not own several names that posted particularly strong gains during the year.

On the fixed income side, our overweight in the Investment-Grade Credit sector gave a significant boost to returns, as yield spreads narrowed dramatically and prices rose. Our allocation to High-Yield also contributed positively to the Portfolio's performance. The High-Yield sector posted the best results of all fixed income sectors during the year, led by lower-quality issues with CCC and B ratings. The Portfolio further benefited from a small investment in Emerging Market issues, which beat most other fixed income sectors.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    11.2%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     3.1%
              UNITED STATES TREASURY NOTES............     2.2%
              CITIGROUP, INC..........................     2.0%
              INTEL CORP..............................     1.9%
              MICROSOFT CORP..........................     1.8%
              AMERICAN INTERNATIONAL GROUP, INC.......     1.7%
              UNITED STATES TREASURY BONDS............     1.6%
              PFIZER, INC.............................     1.5%
              GENERAL ELECTRIC CO.....................     1.4%


  A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX


                                    [CHART]
        State Street Research
             Diversified                        Lehman Brothers
         Portfolio Class A      S&P 500 Index   Aggregate Index
        ---------------------   -------------   ---------------
12/93        $10,000               $10,000         $10,000
12/94          9,692                10,132           9,708
12/95         12,312                13,934          11,502
12/96         14,097                17,132          11,919
12/97         16,999                22,845          13,070
12/98         20,336                29,373          14,206
12/99         22,109                35,553          14,089
12/00         22,337                32,319          15,727
12/01         20,923                28,481          17,055
12/02         18,020                22,189          18,804
12/03         21,724                28,550          19,576


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                              LEHMAN
                               STATE STREET RESEARCH         BROTHERS
                               DIVERSIFIED PORTFOLIO S&P 500 AGGREGATE
                               CLASS A    CLASS E     INDEX    INDEX
               1 Year           20.6%      20.4%      28.7%     4.1%
               5 Years           1.3        N/A       -0.6      6.6
               10 Years          8.1        N/A       11.1      7.0
               Since Inception    --       -0.3         --       --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS
  5/1/01

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $577 MILLION

   SUBADVISER
   FRED ALGER
  MANAGEMENT,
      INC.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Alger Equity Growth Portfolio returned 35.2%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Variable Insurance Products Large-Cap Growth Funds Performance Universe/16/ was 28.2% over the same period.

PORTFOLIO REVIEW
The twelve months ending December 31, 2003 brought relief from the high level of selling experienced over the past few years. During the first two months of the year, most equity indices lost ground, as fears about a war with Iraq outweighed improving economic fundamentals. However, the negative trend was reversed as investors pushed most indices higher during March. The second quarter saw a continuation of the positive momentum. Reassured by the swift allied victory in Iraq, better-than expected first quarter profits, and a 25 basis point Federal Funds rate cut on June 25, investors found good reasons to get back into the stock market. The second half of the year continued to be positive. Upbeat earnings news in the technology sector, a bullish outlook from the Fed, and the highest GDP growth in 20 years all proved encouraging to investors during the six-month period. Stock prices moved higher in five of the final six months of the year, with small cap stocks leading the way. As equity markets headed into the new year, low interest rates, minimal inflation, and solid economic fundamentals appeared to eclipse fear and uncertainty.

The Portfolio outperformed the S&P 500 benchmark throughout the year. Although there were shifts within the Portfolio during the twelve-month period, our strategy remained consistent. We continued to emphasize individual security selection through thorough, internal research. Management's growth stock philosophy did not provide a significant advantage during a period in which growth and value stocks had similar returns.

In general, performance throughout the year benefited from a variety of variables. Relative to the S&P 500 benchmark, the Portfolio benefited from an overweighting in the strong Technology sector and an underweighting in the weak Consumer Staples sector. In addition, solid security selection across most segments of the economy helped the Portfolio's relative performance. Stock selection was especially strong in the Consumer Discretionary, Telecommunication Services, and Technology sectors. Relative to its peers in the growth universe, the Portfolio benefited from an overweighting in the Telecommunication Services sector, as well as strong security selection within the Technology, Health Care, and Financials sectors. At the security level, significant positions in eBay, Cisco, and Yahoo! contributed most positively to absolute performance throughout the year.

The Portfolio was well diversified, with Technology, Consumer Discretionary and Health Care comprising the three largest sectors, and Semiconductors, Software, and Pharmaceuticals representing the three largest industries held by the Portfolio at December 31, 2003.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                               % OF TOTAL
                      SECURITY                 NET ASSETS
                      -----------------------------------
                      MICROSOFT CORP..........    4.0%
                      EBAY, INC...............    3.5%
                      CISCO SYSTEMS, INC......    3.4%
                      TYCO INTERNATIONAL, LTD.    3.1%
                      YAHOO!, INC.............    3.1%
                      GENENTECH, INC..........    2.8%
                      BOSTON SCIENTIFIC CORP..    2.8%
                      GENERAL ELECTRIC CO.....    2.7%
                      AMAZON COMMON, INC......    2.6%
                      TERADYNE, INC...........    2.6%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX



                                    [CHART]

          Alger Equity Growth
               Class A          S&P 500 Index
          -------------------   -------------
10/31/94       $10,000             $10,000
   12/94         9,581               9,779
   12/95        14,247              13,449
   12/96        16,124              16,535
   12/97        20,257              22,050
   12/98        29,935              28,351
   12/99        40,147              34,316
   12/00        34,655              31,195
   12/01        30,492              27,490
   12/02        20,379              21,417
   12/03        27,542              27,556


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  ALGER EQUITY GROWTH PORTFOLIO S&P 500
                                  CLASS A   CLASS B   CLASS E    INDEX
              1 Year               35.2%     35.2%     34.9%     28.7%
              5 Years              -1.7       N/A       N/A      -0.6
              Since Inception/17/  11.7      17.7      -8.4      11.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  5/1/02

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $380 MILLION

   SUBADVISER
     CAPITAL
    GUARDIAN
  TRUST COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 37.7%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Performance Universe/16/, was 31.9% over the same period.

PORTFOLIO REVIEW
The year ended with stocks climbing higher in the fourth quarter, adding double-digit gains to an already good year. Earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology, and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

The Portfolio's biggest contributor to relative returns during the year was its overweight position and strong stock selection in the information technology sector, primarily within the communications equipment and semiconductor capital equipment stocks. While many of these companies struggled in 2002, they benefited from the mild improvement in corporate spending in 2003 and from more positive commentary coming from market leaders. Within this group, semiconductor-related companies had the largest gains.

Similarly, large holdings in the pharmaceuticals, media, leisure, and utilities--areas that suffered in 2002--surged during 2003, though there were some portfolio holdings in the consumer discretionary sectors that dampened results. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for tobacco far outweighed earnings disappointments in other areas of the sector.

The largest detractor for the year was in the energy sector where both stock selection and an overweight position hurt relative results. While the Portfolio's holdings in the financial sector kept pace with the overall market during the year, they underperformed the broad financial sector and detracted from results. Generally, names that underperformed came from the insurance, consumer finance, and thrifts & mortgage finance industries.

At the end of the year, the Portfolio was overweight in the health care, information technology and energy sectors, and underweight in the consumer staples and financials sectors. During the year, we reduced or eliminated a number of holdings that had recently outperformed or in which we had lost conviction. We purchased stocks that we believe have better prospects. In many cases these purchases were of stocks that had lagged since the market upturn.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                % OF TOTAL
                      SECURITY                  NET ASSETS
                      ------------------------------------
                      ASTRAZENECA, PLC. (ADR)..    5.1%
                      FOREST LABORATORIES, INC.    3.7%
                      WASHINGTON MUTUAL, INC...    3.2%
                      ALLERGAN, INC............    2.6%
                      SLM CORP.................    2.3%
                      BANK ONE CORP............    2.1%
                      APPLIED MATERIALS, INC...    1.9%
                      EXXON MOBIL CORP.........    1.9%
                      QUALCOMM, INC............    1.7%
                      LOWE'S COS., INC.........    1.7%

                         A $10,000 INVESTMENT COMPARED
                             TO THE S&P 500 INDEX

                                    [CHART]

           Capital Guardian
             U.S. Equity
           Portfolio Class A    S&P 500 Index
           -----------------    -------------
5/1/02         $10,000            $10,000
 12/02           7,900              8,271
 12/03          10,880             10,641


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      CAPITAL GUARDIAN
                                        U.S. EQUITY    S&P 500
                                      CLASS A  CLASS B  INDEX
                  1 Year               37.7%    37.4%   28.7%
                  Since Inception/17/   5.2      5.0     3.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS E
  2/20/01

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
 $1.6 BILLION

  SUBADVISER
DAVIS SELECTED
ADVISERS, L.P.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Davis Venture Value Portfolio returned 30.9%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Variable Insurance Products Large-Cap Value Funds Performance Universe/16/ was 28.4% over the same period.

PORTFOLIO REVIEW
The Portfolio's investment strategy is to perform extensive research and buy companies with expanding earnings at value prices and hold them for the long term.

During the year ended December 31, 2003, the Portfolio's largest sector weightings were in financial services, consumer non-durables, and energy. The Portfolio's holdings in all three sectors contributed to relative performance by outperforming its benchmark, the S&P 500(R) Index. The Portfolio's large holdings in financial services companies, and their strong performance through the year, was the most important contributor to the Portfolio outperforming its benchmark, the S&P 500(R) Index.

The principal holdings contributing to performance were: American Express and Progressive Corp., both financial services companies, and Altria Group, a consumer non-durables company. All three companies were among the Portfolio's top holdings and all three did well over the twelve-month period. American Express increased by 37.7%, Progressive Corp. increased 68.7%, and Altria Group increased by 42.7%.

The principal individual detractors from performance were: Kraft, Takefuji, and Merck. Kraft, a consumer non-durable company, decreased by 15.4%, Takefuji, a financial services company, decreased by 12.9%, and Merck, a health care company, decreased by 11.2%.

Between December 2002 and December 2003, Progressive Corp., and HSBC Holdings replaced Household International and Costco in the Portfolio's top ten holdings. HSBC Holdings took over Household International in March 2003 and thus became a top 10 holding. As of December 31, 2003, Costco was the Portfolio's twelfth largest holding. Progressive Corp. is an Ohio based auto insurance company.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 AMERICAN EXPRESS CO...............    7.7%
                 ALTRIA GROUP, INC.................    5.9%
                 AMERICAN INTERNATIONAL GROUP, INC.    5.4%
                 WELLS FARGO & CO..................    4.3%
                 CITIGROUP, INC....................    4.3%
                 BERKSHIRE HATHAWAY, INC...........    3.8%
                 TYCO INTERNATIONAL, LTD...........    3.7%
                 THE PROGRESSIVE CORP..............    3.4%
                 HSBC HOLDINGS, PLC................    3.3%
                 GOLDEN WEST FINANCIAL CORP........    3.3%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

                   Davis Venture
                  Value Portfolio
                     Class A              S&P 500 Index
                  ---------------         -------------
10/31/94              $10,000                $10,000
   12/94                9,650                  9,779
   12/95               13,441                 13,449
   12/96               16,914                 16,535
   12/97               22,580                 22,050
   12/98               25,839                 28,351
   12/99               30,366                 34,316
   12/00               33,248                 31,195
   12/01               29,547                 27,490
   12/02               24,709                 21,417
   12/03               32,337                 27,556


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    DAVIS VENTURE VALUE   S&P 500
                                  CLASS A CLASS B CLASS E  INDEX
              1 Year               30.9%   30.7%   30.7%   28.7%
              5 Years               4.6     N/A     N/A    -0.6
              Since Inception/17/  13.7    19.4     0.3    11.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  4/30/93
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

 NET ASSETS
 $583 MILLION

 SUBADVISER
  FIDELITY
MANAGEMENT &
  RESEARCH
   COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the FI Structured Equity Portfolio returned 26.9%, compared to its benchmark, the Russell 1000 Value Index/3/, which returned 30.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Performance Universe/16/, was 28.4% over the same period.

PORTFOLIO REVIEW
For the 12-month period that ended December 31, 2003, the U.S. equity market posted broad double-digit gains, ending a three-year streak of negative returns. For the full year, the S&P 500 Index advanced by roughly 28%, while technology stocks, as represented by the NASDAQ Composite Index, returned 51%. The year marked the S&P 500's strongest 12-month performance since 1997. Value stocks narrowly outperformed growth stocks in 2003, as the Russell 1000 Value and Russell 1000 Growth posted one-year returns of 30.0% and 29.8%, respectively. Continued signs of strength in the U.S. economy, increased corporate profits, diminished prospects of a protracted war in Iraq, and high levels of fiscal and monetary stimulus combined to create a supportive environment for the equity markets in 2003.

During this period, the Portfolio posted positive returns, but trailed its benchmark, the Russell 1000 Value Index. Detracting from performance was security selection in the industrials and information technology sectors. Within the industrials sector, the capital goods group accounted for more than half of the sector's negative relative performance. The Portfolio benefited from good stock selection in the materials and consumer staples sectors, and also received some contribution to return from a slight overweighting in financials.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 EXXON MOBIL CORP..................    5.2%
                 CITIGROUP, INC....................    4.9%
                 BANK OF AMERICA CORP..............    2.5%
                 VERIZON COMMUNICATIONS, INC.......    2.2%
                 WELLS FARGO & CO..................    2.0%
                 SBC COMMUNICATIONS, INC...........    2.0%
                 CHEVRONTEXACO CORP................    1.9%
                 AMERICAN INTERNATIONAL GROUP, INC.    1.7%
                 TIME WARNER, INC..................    1.7%
                 MORGAN STANLEY....................    1.6%

 A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX AND THE S&P 500
                                     INDEX


                                    [CHART]

          FI Structured
             Equity                            Russell 1000
        Portfolio Class A     S&P 500 Index    Value Index
        -----------------     -------------    ------------
12/93      $10,000              $10,000         $10,000
12/94        9,900               10,132           9,802
12/95       13,510               13,934          13,562
12/96       15,956               17,132          16,497
12/97       21,294               22,845          22,302
12/98       26,501               29,373          25,787
12/99       28,975               35,553          27,682
12/00       27,479               32,319          29,624
12/01       23,652               28,481          27,968
12/02       19,050               22,189          23,627
12/03       24,178               28,550          30,722


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                               FI STRUCTURED
                             EQUITY PORTFOLIO     RUSSELL 1000 S&P 500
                          CLASS A CLASS B CLASS E VALUE INDEX   INDEX
          1 Year           26.9%   26.9%   26.7%      30.0%     28.7%
          5 Years          -1.8     N/A     N/A        3.6      -0.6
          10 Years          9.2     N/A     N/A       11.9      11.1
          Since Inception    --    17.3    -3.9         --        --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO SEEK LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $397 MILLION

   SUBADVISER
HARRIS ASSOCIATES
      L.P.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of Harris Oakmark Large Cap Value Portfolio returned 25.5%, its benchmark, the Russell 1000 Value Index/3/, returned 30.0%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe/16/, was 31.4% over the same period.

PORTFOLIO REVIEW
At December 31, 2003, the portfolio held 56 securities across a variety of industries. Home Depot, Guidant Corporation, and Xerox Corporation had a positive impact on returns during the year. Home Depot's stock benefited from a strong rebound in retail building products. Strong sales of Guidant's defibrillators and other cardiac assist technologies overcame its competitive weakness in the newest arterial stents, driving the stock sharply higher. Shares of once-depressed Xerox rebounded sharply, thanks to improved finances and strong acceptance of its newest color products.

Schering-Plough Corporation and Kraft Foods had a negative impact on performance in 2003. Weakness in the pharmacy sector, in addition to concerns over Schering-Plough's pipeline and its drug, Claritin, coming off patent, caused downward pressure on the stock. In our opinion, these risks are already reflected in the stock price. With the company trading at a discount to the industry multiple and an improving pipeline, we believe the stock has substantial upside opportunity. Kraft Foods declined as investors moved to growth stocks when the economy gathered momentum. Kraft also felt competition from low-priced private label products in key product areas.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                WASHINGTON MUTUAL, INC...............    3.4%
                H&R BLOCK, INC.......................    2.9%
                FIRST DATA CORP......................    2.7%
                TIME WARNER, INC.....................    2.3%
                FORTUNE BRANDS, INC..................    2.2%
                YUM! BRANDS, INC.....................    2.2%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    2.2%
                THE HOME DEPOT, INC..................    2.2%
                MCDONALD'S CORP......................    2.2%
                U.S. BANCORP.........................    2.1%

         A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

             Harris Oakmark Large
             Cap Value Portfolio
                  Class A            Russell 1000 Value Index
             --------------------    ------------------------
11/09/1998         $10,000                   $10,000
     12/98           9,730                    10,443
     12/99           9,059                    11,210
     12/00          10,185                    11,996
     12/01          12,057                    11,326
     12/02          10,349                     9,568
     12/03          12,988                    12,441


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    HARRIS OAKMARK
                                LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                                CLASS A   CLASS B CLASS E VALUE INDEX
            1 Year               25.5%     25.2%   25.3%      30.0%
            5 Years               6.0       N/A     N/A        3.6
            Since Inception/17/   5.2      14.1     4.6        4.3

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  5/1/02

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
 $599 MILLION

  SUBADVISER
   JENNISON
ASSOCIATES LLC


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Jennison Growth Portfolio returned 30.1% compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Variable Insurance Products Large-Cap Growth Funds Performance Universe/16/, was 28.2% over the same period.

PORTFOLIO REVIEW
The Portfolio's strong gains for the full year period were supported by accelerating corporate profits alongside surging economic activity in the second half of the year.

Information Technology stocks contributed significantly to the Portfolio's return, led by our emphasis in semiconductor and semiconductor equipment stocks, including Intel, Texas Instruments, and KLA-Tencor. Among our other technology holdings, Cisco was a notable contributor. So far, earnings growth for many of our holdings in this area is primarily a result of cost cutting. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage, leading to upward earnings revisions and positive earnings surprises.

Health Care stocks were among the largest contributors to the Portfolio's absolute returns. Biotechnology holdings such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. We favor Amgen, and expect strong demand for the company's existing multi-billion dollar product portfolio, which should generate robust earnings and sales growth in markets that are largely under penetrated. We believe Genentech has an impressive pipeline of potential drugs, some of which have passed important regulatory milestones. We expect the company's exceptional cancer franchise and the continued success of its current product line should generate earnings and revenue growth acceleration. Within pharmaceuticals, AstraZeneca and Teva Pharmaceuticals also helped returns.

The Portfolio's Financial Services holdings performed well, led by capital market stocks such as Merrill Lynch. American Express also moved higher alongside an improving outlook for corporate spending and travel as well as favorable developments in the government's Visa/Mastercard antitrust case.

Within the consumer related areas of the Portfolio, Starbucks and Tiffany & Co. advanced, but weakness in holdings such as Harley-Davidson and Kohl's offset these gains. We have been disappointed with Kohl's erratic sales growth, poor inventory control, and store-level execution. We also anticipate difficult same-store sales comparisons over the next several quarters. These concerns led us to eliminate the entire position.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                               % OF TOTAL
                       SECURITY                NET ASSETS
                       ----------------------------------
                       CISCO SYSTEMS, INC.....    3.8%
                       INTEL CORP.............    3.8%
                       MICROSOFT CORP.........    3.3%
                       AMGEN, INC.............    2.7%
                       AMERICAN EXPRESS CO....    2.5%
                       TEXAS INSTRUMENTS, INC.    2.5%
                       VIACOM, INC. (CLASS B).    2.5%
                       GENERAL ELECTRIC CO....    2.4%
                       PFIZER, INC............    2.4%
                       CITIGROUP, INC.........    2.2%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

         Jennison Growth
         Portfolio Class A      S&P 500 Index
         -----------------      -------------
5/1/02        $10,000              $10,000
 12/02          7,710                8,271
 12/03         10,029               10,641


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      JENNISON GROWTH S&P 500
                                      CLASS A CLASS B  INDEX
                  1 Year               30.1%   29.7%   28.7%
                  Since Inception/17/   0.2    -0.1     3.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  5/1/00
 CLASS B
  5/1/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 GROWTH STOCKS

  NET ASSETS
 $67 MILLION

  SUBADVISER
    PUTNAM
  INVESTMENT
 MANAGEMENT,
     LLC



PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Met/Putnam Voyager Portfolio returned 25.9%, compared to its benchmark, the Russell 1000 Growth Index/4/, which returned 29.8%. The average return of its peer group, the Lipper Variable Insurance Product Large-Cap Growth Funds Universe/16/, was 28.2% over the same period.

PORTFOLIO REVIEW
As the U.S. economy staged a dramatic recovery in 2003, global equity markets shook off daunting geopolitical concerns and rallied. The Portfolio participated in the market's exuberant advance, but trailed its benchmark index. The Portfolio's high-quality emphasis hurt relative performance for the full year, as small-capitalization, lower-quality, higher-volatility strategies were rewarded.

The Portfolio benefited from an overweight in metals company Freeport McMoran in the basic materials sector; the stock surged over 150% in 2003 as copper and gold prices soared. Underweighting the consumer staples sector--namely underweighting Colgate-Palmolive (Consumer Goods) and not holding laggards General Mills, Sara Lee, and Wrigley (Foods)--also boosted results, as did an overweight to Career Education.

A beneficial overweight to technology was offset by poor stock selection in the sector, notably in the electronics industry, where underweighting Texas Instruments and Motorola and not holding Analog Devices and Xilinx detracted from performance, offsetting a favorable position in Intel. Poor stock selection in the computer and software areas also detracted from performance, mostly due to names the Portfolio did not own or in which it was underweight, such as EMC, Network Appliance, Sun Microsystems, Electronic Arts, and VERITAS.

Within the retail area of consumer cyclicals, beneficial positions in Advance Auto Parts and Best Buy were offset by holding laggards Kohl's, Wal-Mart, and TJX; by underweighting Home Depot; and by avoiding robust Amazon.com. Not owning internet survivors Yahoo! and eBay, in commercial services, negated positive stock selection in lodging/tourism (Royal Caribbean) and homebuilding (D.R. Horton, Lennar). Weak stock selection in pharmaceuticals and biotechnology led to poor results in the health-care sector.

At December 31, 2003, the Portfolio's largest overweight was in the technology sector, concentrated in electronics (Intel, Texas Instruments), computers (Dell, Lexmark), and communications equipment (Qualcomm). The financial sector was also overweight, focused on two high-quality credit card companies in consumer finance (MBNA and Capital One). Consumer cyclicals were overweight as well, with an emphasis on the retail area (home improvement retailer Lowe's, Advance Auto Parts, TJX, and office superstore Staples). The consumer staples sector has been de-emphasized, especially the lower-growth beverage, food, and consumer goods areas. Health care has moved to the Portfolio's second largest underweight sector, as we further reduced the Portfolio's relative exposure to pharmaceuticals.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                              % OF TOTAL
                        SECURITY              NET ASSETS
                        --------------------------------
                        INTEL CORP...........    5.8%
                        GENERAL ELECTRIC CO..    5.0%
                        MICROSOFT CORP.......    4.9%
                        PFIZER, INC..........    4.7%
                        CISCO SYSTEMS, INC...    3.3%
                        WAL-MART STORES, INC.    3.0%
                        JOHNSON & JOHNSON....    2.7%
                        DELL, INC............    2.4%
                        MBNA CORP............    1.9%
                        LOWE'S COS., INC.....    1.8%

        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX


                                    [CHART]

          Met/Putnam Voyager   Russell 1000
          Portfolio Class A    Growth Index
          ------------------   ------------
5/1/00         10,000             10,000
 12/00          7,301              7,603
 12/01          5,050              6,051
 12/02          3,591              4,363
 12/03          4,521              5,661


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      MET PUTNAM
                                   VOYAGER PORTFOLIO    RUSSELL 1000
                                CLASS A CLASS B CLASS E GROWTH INDEX
            1 Year                25.9%  26.1     25.7%     29.8%
            Since Inception/17/  -19.5    1.5    -11.0     -14.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*


 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S 500
 COMPOSITE
 STOCK PRICE
 INDEX.

 INCEPTION
 DATE
 CLASS A
  5/1/90
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
  $4 BILLION

  SUBADVISER
 METROPOLITAN
LIFE INSURANCE
    COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MetLife Stock Index Portfolio returned 28.2% compared to its benchmark, the Standard & Poor's 500 Composite Stock Price Index/2/ (S&P 500 Index), which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Product S&P 500 Index Funds Performance Universe/16/, was 28.0% over the same period.

PORTFOLIO REVIEW
This was the best year for the S&P 500 Index since 1997. It was also the first time since 1999 that the index had a positive annual return. Positive economic factors such as increased earnings, lower unemployment, and higher capital spending supported the better than expected US economic recovery.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. The information technology sector, which increased 47.2% and accounted for 23.4% of the positive performance in the S&P 500, was the largest contributor to the positive return of the benchmark this year. The information technology sector weighting increased from 14.3% of the total benchmark on December 31, 2002 to 17.7% at the close of December 31, 2003. Other strong performing sectors were materials, up 38.3%, consumer discretionary, up 37.5% and industrials, up 32.1%. The three largest names to impact performance were Intel up 107.6%, Cisco up 85.4%, and Citigroup up 41.6%. The three best performing stocks for the year were Avaya, up 428.2%, Williams, up 265.9%, and Dynegy, up 262.7%.

There were nine additions and nine deletions to the benchmark in 2003. The weighted benchmark turnover was approximately 1.38% for the year. This figure represents a significant decrease over the benchmark's average turnover of 5.37% over the last ten years.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                GENERAL ELECTRIC CO..................    3.0%
                MICROSOFT CORP.......................    2.9%
                EXXON MOBIL CORP.....................    2.6%
                PFIZER, INC..........................    2.6%
                CITIGROUP, INC.......................    2.4%
                WAL-MART STORES, INC.................    2.2%
                INTEL CORP...........................    2.0%
                AMERICAN INTERNATIONAL GROUP, INC....    1.7%
                CISCO SYSTEMS, INC...................    1.6%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.5%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

             MetLife Stock
            Index Portfolio
                Class A       S&P 500 Index
            ---------------   -------------
12/93          $10,000           $10,000
12/94           10,118            10,132
12/95           13,849            13,934
12/96           16,987            17,132
12/97           22,454            22,845
12/98           28,794            29,373
12/99           34,779            35,553
12/00           31,532            32,319
12/01           27,707            28,481
12/02           21,523            22,189
12/03           27,593            28,550


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                METLIFE STOCK INDEX PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           28.2%     27.9%     28.0%     28.7%
                5 Years          -0.9       N/A       N/A      -0.6
                10 Years         10.7       N/A       N/A      11.1
                Since Inception    --      -3.7      -3.6        --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL WITH A
 SECONDARY
 OBJECTIVE TO
 SEEK
 REASONABLE
 CURRENT INCOME.

 INCEPTION
 DATE
 CLASS A
  4/30/99
 CLASS B
  5/1/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $86 MILLION

   SUBADVISER
 MASSACHUSETTS
   FINANCIAL
    SERVICES
    COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MFS Investors Trust Portfolio returned 21.9% compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe/16/, was 26.4% for the same period.

PORTFOLIO REVIEW
The primary detractors to the Portfolio's relative performance was poor stock selection in technology, leisure, and financial sectors, and an overweighting in leisure stocks. Although we believed the economy would continue to improve in 2003, we thought that technology stock prices were too high at the beginning of the year. It seemed to us that those prices were the result of investors' expectations for significant improvements in earnings and balance sheets. While these improvements occurred only by year end, investors pushed technology stocks to the forefront of a market rally that began in March and lasted throughout the year. Although the Portfolio generated strong absolute returns from stocks such as Analog Devices, Cisco, and VERITAS, it could not overcome the impact of poor returns on other technology holdings and being underweighted verse the benchmark. During 2003, banks and credit companies outperformed the S&P 500; however, the Portfolio was underweighted in this group and that hurt performance. Although we underweighted insurance stocks in the financial sector, we did not escape the weak performance from the insurance group, which detracted from the Portfolio's returns. The Hartford Group, Travelers Insurance, XL Capital, and UnumProvident all had to increase their reserves and that negatively impacted their stock prices. We had overweighted leisure stocks, especially in print and publishing because we believed they would be positively affected by an improving economy and a corresponding upturn in advertising revenues. However, ad revenues, particularly from local markets, did not pick up as much as we expected. As a result, a number of companies lowered their earnings expectations, including the New York Times, Tribune, Reed Elsevier, and Gannett. Media firm Viacom was also negatively affected by lower-than-expected local advertising revenues.

Among the positive factors on performance, an underweighting in the food and beverage industry in the consumer staples sector and solid performance from Altria (formerly Phillip Morris) helped results for the year. Many consumer staples stocks had performed well in 2002 when the securities markets were so unsettled. However, by the end of 2002, we saw better opportunities in other groups that had greater exposure to an improving economy. Health care holdings Genentech and Guidant were also strong contributors to the Portfolio's returns. Home Depot also contributed to the Portfolio's returns.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                MICROSOFT CORP.......................    3.7%
                CITIGROUP, INC.......................    3.4%
                GENERAL ELECTRIC CO..................    2.9%
                EXXON MOBIL CORP.....................    2.6%
                CISCO SYSTEMS, INC...................    2.5%
                JOHNSON & JOHNSON....................    2.4%
                WELLS FARGO & CO.....................    2.4%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    2.1%
                INTERNATIONAL BUSINESS MACHINES CORP.    2.1%
                VIACOM, INC. (CLASS B)...............    1.9%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

            MFS Investors Trust
              Portfolio Class A    S&P 500 Index
            --------------------   -------------
4/30/99             10,000             10,000
  12/99             10,284             11,100
  12/00             10,258             10,090
  12/01              8,625              8,892
  12/02              6,882              6,928
  12/03              8,386              8,913


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       MFS INVESTORS
                                      TRUST PORTFOLIO     S&P 500
                                  CLASS A CLASS B CLASS E  INDEX
              1 Year               21.9%   21.5%   21.5%   28.7%
              Since Inception/17/  -3.7     1.0    -5.1    -2.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  4/30/99
 CLASS B
  4/23/03
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

 NET ASSETS
 $36 MILLION

 SUBADVISER
MASSACHUSETTS
  FINANCIAL
  SERVICES
   COMPANY
PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MFS Research Managers Portfolio returned 24.1% compared to its benchmark, the Standard & Poor's 500 Stock Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe/16/, was 26.4% over the same period.

PORTFOLIO REVIEW
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors saw the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers--including MFS--believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks--stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

Health care and consumer staples were the two strongest-performing sectors for the Portfolio relative to our benchmark, but overall, stock selection was the lead factor behind the Portfolio's returns.

Holdings from the health care sector, such as biotechnology companies Genentech and Genzyme, performed well for the period. Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. Likewise, shares of Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders. We sold our Genentech holdings during the period and took some profits.

Discount retail giant Wal-Mart Inc., data storage software supplier VERITAS Software Corp., oil and mining concern BHP Billiton PLC, and consumer products giant Philip Morris all contributed to the Portfolio's strong performance. We subsequently sold our positions in Wal-Mart and VERITAS after these stocks reached our price targets. In the health care sector, our avoidance of Merck & Co. added to the Portfolio's performance relative to its benchmark

Individual stock holdings also impacted performance. Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs. Discount retailer Kohl's suffered from softness in the discount retail sector later in the year, while computer services outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the Portfolio.

The Portfolio's performance relative to its S&P 500 benchmark was hurt more by differences in sector allocation than by individual stock selection. Our underweighting in technology stocks, particularly chip maker Intel, relative to the S&P 500, hurt relative performance. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                % OF TOTAL
                      SECURITY                  NET ASSETS
                      ------------------------------------
                      MICROSOFT CORP...........    3.0%
                      CITIGROUP, INC...........    2.9%
                      JOHNSON & JOHNSON........    2.7%
                      ALTRIA GROUP, INC........    2.0%
                      TYCO INTERNATIONAL, LTD..    2.0%
                      KOHL'S CORP..............    2.0%
                      MERRILL LYNCH & CO., INC.    1.9%
                      BANK OF AMERICA CORP.....    1.9%
                      AMERICAN EXPRESS CO......    1.8%
                      FRANKLIN RESOURCES, INC..    1.7%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

            MFS Research Managers
              Portfolio Class A    S&P 500 Index
            ---------------------  -------------
4/30/99           $10,000            $10,000
  12/99            11,981             11,100
  12/00            11,544             10,090
  12/01             9,125              8,892
  12/02             6,924              6,928
  12/03             8,592              8,913


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                   MFS RESEARCH MANAGERS
                                         PORTFOLIO        S&P 500
                                  CLASS A CLASS B CLASS E  INDEX
              1 Year               24.1%    N/A    23.9%   28.7%
              Since Inception/17/  -3.2    19.1    -7.8    -2.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 LONG-TERM
 GROWTH OF
 CAPITAL AND
 INCOME.

 INCEPTION
 DATE
 CLASS A
  6/24/83
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

 NET ASSETS
 $2 BILLION

 SUBADVISER
STATE STREET
 RESEARCH &
 MANAGEMENT
  COMPANY

PERFORMANCE AT A GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Investment Trust Portfolio returned 30.2% compared to its benchmark, the Standard & Poor's 500 Index,/2/ which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe,/16/ was 26.4% over the same period.

PORTFOLIO REVIEW
The Portfolio benefited from a strong rally in the equity markets, following three years of negative returns. Across most sectors, stocks rebounded from depressed levels as the operating environment for most companies improved. Economic recovery took hold, fueled by low interest rates, low inflation, and rising corporate profits. Investor con-fidence increased, as the market shook off first-quarter weakness. As the economy showed signs of gaining momentum, investors became more willing to take on added risk for greater potential rewards. This benefited "higher-beta" stocks--those with more volatile earnings--as well as smaller-cap issues, both of which were among the year's top gainers.

The Portfolio posted attractive absolute and relative gains in this environment by adhering to our bottom-up, fundamentally based portfolio construction process. Favorable stock selection in the Consumer Discretionary, Health Care and Technology sectors were the biggest positive contributors to performance during the year.

Within the Consumer Discretionary sector, the Portfolio benefited from exposure to Internet-related holdings Yahoo! and InterActiveCorp. Yahoo! rallied from depressed levels during the year as a more favorable operating environment bolstered earnings. InterActiveCorp, which finalized its acquisitions of LendingTree and Expedia during the year, continued to benefit from growth in the online travel business.

In the Technology sector, semiconductor stocks drove returns. A recovery in semiconductor orders fueled by increased demand for consumer electronics resulted in sharp gains throughout the industry. Strong revenue and earnings growth propelled stocks such as Intel, National Semiconductor and Broadcom, which were among the Portfolio's top performers.

Stock selection in Financial Services detracted modestly from returns. Despite posting healthy gains, the Portfolio's financial services holdings could not keep pace with those in the benchmark, as we did not own several key stocks that posted particularly strong gains during the year.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 INTEL CORP........................    3.0%
                 CITIGROUP, INC....................    2.8%
                 MICROSOFT CORP....................    2.8%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.7%
                 PFIZER, INC.......................    2.4%
                 EXXON MOBIL CORP..................    2.1%
                 CISCO SYSTEMS, INC................    2.1%
                 GENERAL ELECTRIC CO...............    2.1%
                 INTERACTIVECORP...................    2.0%
                 NOVARTIS AG (ADR).................    2.0%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

          State Street Research
             Investment Trust
             Portfolio Class A      S&P 500 Index
          -----------------------   -------------
12/93           $10,000                $10,000
12/94             9,676                 10,132
12/95            12,880                 13,934
12/96            15,738                 17,132
12/97            20,201                 22,845
12/98            25,888                 29,373
12/99            30,671                 35,553
12/00            28,778                 32,319
12/01            23,884                 28,481
12/02            17,644                 22,189
12/03            22,979                 28,550

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                INVESTMENT TRUST PORTFOLIO S&P 500
                                CLASS A  CLASS B  CLASS E   INDEX
                1 Year           30.2%    29.9%    30.0%    28.7%
                5 Years          -2.4      N/A      N/A     -0.6
                10 Years          8.7      N/A      N/A     11.1
                Since Inception    --     -6.0     -5.9       --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  7/30/02
 CLASS E
  5/1/02

 ASSET CLASS
 LARGE CAP
 STOCK

 NET ASSETS
$62 MILLION

 SUBADVISER
STATE STREET
 RESEARCH &
 MANAGEMENT
  COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the State Street Research Large Cap Value Portfolio returned 35.7% compared to its benchmark, the Russell 1000(R) Value Index,/3/ which returned 30.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Performance Universe/16/, was 28.4% over the same period.

PORTFOLIO REVIEW
The Portfolio's good relative performance was primarily the result of strong stock selection in the Consumer Discretionary sector, which is sensitive to changes in the economy. Stocks that have gained since the market rally began in March include Cendant, Federated Department Stores, Carnival, McDonald's, Home Depot, and Hughes Electronics. The share price of Cendant, the top performer relative to the benchmark, rose sharply from depressed levels as the firm's travel and real estate franchises benefited from an improving economic environment. Hughes Electronics also gained sharply in 2003 as the DirecTV provider benefited from an increase in satellite TV subscribers.

Our bottom-up research and emphasis on identifying relative value led us to attractive new opportunities in the Consumer Discretionary sector. As a result, the sector represented a far greater percentage of the portfolio than it represents in the index. We added to our positions in Gap and Home Depot. We also increased our investment in Disney because we believed the company stood to benefit from recent film releases, a pick-up in leisure travel and the ability of ESPN, a Disney subsidiary, to capitalize on new HDTV technology.

The Portfolio's investment in Technology stocks also contributed to its relative outperformance. Within technology, the Portfolio benefited from strong stock selection, as the industry enjoyed a rebound in demand spurred by increased business and consumer spending. For example, our investment in Intel, the world's leading semiconductor firm, benefited the Portfolio. The company benefited from a rebound in semiconductor chip sales as industry demand revived. Overall, Technology was the strongest-performing sector for the year. However, we reduced our exposure to technology as a number of our holdings reached their price targets.

The Portfolio was underweight relative to the benchmark in the Financial Services sector, which had outperformed prior to the 2003 market rally. Within the sector, we eliminated positions in banking firm Wells Fargo and diversified financial services firm Marsh & McLennan.

Disappointing relative returns stemmed from the Health Care sector, where a broad range of stocks under-performed on the year. Drug stocks for the whole lagged, as the pharmaceutical industry continued to struggle with lackluster demand and lack of a promising new product pipeline.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                 % OF TOTAL
                    SECURITY                     NET ASSETS
                    ---------------------------------------
                    CITIGROUP, INC..............    3.7%
                    EXXON MOBIL CORP............    2.5%
                    TYCO INTERNATIONAL, LTD.....    2.2%
                    BANK OF AMERICA CORP........    2.1%
                    U.S. BANCORP................    2.1%
                    VERIZON COMMUNICATIONS, INC.    2.1%
                    CHEVRONTEXACO CORP..........    2.0%
                    MORGAN STANLEY..............    2.0%
                    UNOCAL CORP.................    2.0%
                    NATIONAL CITY CORP..........    1.9%

                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

             State Street Research
                Large Cap Value
               Portfolio Class A     Russell 1000 Value Index
            -----------------------  ------------------------
5/1/02             $10,000                   $10,000
 12/02               8,005                     8,404
 12/03              10,861                    10,928


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURN
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                                CLASS A   CLASS B CLASS E VALUE INDEX
            1 Year               35.7%     35.4%   35.4%      30.0%
            Since Inception/17/   5.1      20.3     4.9        5.5

--------------------------------------------------------------------------------


 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL, AND
 SECONDARILY,
 DIVIDEND
 INCOME.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $189 MILLION

   SUBADVISER
 T. ROWE PRICE
ASSOCIATES, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 30.8% compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Performance Universe/16/, was 28.2% for the same period.

PORTFOLIO REVIEW
For the 12-month period, the Portfolio posted a strong gain that outperformed the S&P 500 Index and the style-specific Russell 1000 Growth Index (+29.8%). Superior stock selection in the telecom services sector produced the strongest contribution to the Portfolio's relative results versus the S&P 500. Vodafone and Nextel Communications were top absolute and relative performance contributors. We were significantly overweight in Nextel (up more than 140% for the year) versus the index. Vodafone released positive earnings results and the threat of competition from Hutchinson Whampoa has not materialized as expected.

Boosted by strong stock selection, the health care sector also contributed to relative returns despite our overweight position, which limited gains. Strength in this sector came mostly from pharmaceuticals and biotechs during the period. Large-cap pharmaceuticals rallied sharply in the fourth quarter as investors sought their perceived safety near year-end. Not owning Merck and eliminating Schering-Plough early in the year aided relative performance. After posting strong gains for much of 2003, biotechnology holdings, Gilead Sciences and Genentech struggled as the year progressed, but posted solid 12-month contributions.

The information technology sector was the largest drag on relative results due to stock selection in IT services and semiconductors. In general, the stocks that we held generated positive absolute returns, but lagged the technology group. Affiliated Computer Services was the technology sector's largest detractor to relative performance after struggling most of the year with contract disputes.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 CITIGROUP, INC....................    3.7%
                 UNITEDHEALTH GROUP, INC...........    3.1%
                 MICROSOFT CORP....................    3.1%
                 PFIZER, INC.......................    2.7%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.4%
                 FIRST DATA CORP...................    1.6%
                 CISCO SYSTEMS, INC................    1.6%
                 VODAFONE GROUP, PLC...............    1.5%
                 COMCAST CORP. (SPECIAL CLASS A)...    1.5%
                 TARGET CORP.......................    1.4%

                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX


                                    [CHART]

              T. Rowe Price
            Large Cap Growth
            Portfolio Class A      S&P 500 Index
            -----------------      -------------
11/09/98          $10,000             $10,000
   12/98           11,028              10,797
   12/99           13,479              13,069
   12/00           13,412              11,880
   12/01           12,084              10,469
   12/02            9,276               8,156
   12/03           12,134              10,494


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       T. ROWE PRICE
                                  LARGE CAP GROWTH PORTFOLIO S&P 500
                                  CLASS A  CLASS B  CLASS E   INDEX
              1 Year               30.8%    30.8%    30.6%    28.7%
              5 Years               1.9      N/A      N/A     -0.6
              Since Inception/17/   3.8     20.0     -2.1      0.9

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 8/26/83

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
  $1 BILLION

  PORTFOLIO
   ADVISER
   METLIFE
  ADVISERS,
     LLC


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Zenith Equity Portfolio returned 31.5% compared to its benchmark, the Standard & Poor's 500 Stock Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe/16/, was 26.4% over the same period.

PORTFOLIO REVIEW
Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Structured Equity Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                MUTUAL FUNDS                          NET ASSETS
                ------------------------------------------------
                FI STRUCTURED EQUITY PORTFOLIO.......   33.7%
                CAPITAL GUARDIAN U.S EQUITY PORTFOLIO   33.5%
                JENNISON GROWTH PORTFOLIO............   32.8%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                   [CHART]

           Zenith Equity Portfolio    S&P 500 Index
           -----------------------    -------------
12/93              $10,000               $10,000
12/94                9,294                10,132
12/95               12,829                13,934
12/96               15,531                17,132
12/97               19,178                22,845
12/98               25,713                29,373
12/99               29,747                35,553
12/00               28,361                32,319
12/01               23,701                28,481
12/02               18,501                22,189
12/03               24,320                28,550



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  ZENITH EQUITY S&P 500
                                    PORTFOLIO    INDEX
                         1 Year       31.5%      28.7%
                         5 Years      -1.1       -0.6
                         10 Years      9.3       11.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  5/1/02
 CLASS E
  5/1/02

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
  $39 MILLION

  SUBADVISER
   FIDELITY
 MANAGEMENT &
   RESEARCH
    COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 42.5% compared to its benchmark, the Standard & Poor's MidCap 400 Index/6/, which returned 35.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Core Funds Universe/16/, was 35.2% over the same period.

PORTFOLIO REVIEW
The stock market gained substantial ground in 2003, providing some relief to investors who endured several years of negative equity returns. The strong results were likely a product of several factors: Improving economic conditions led to a rapid gain in corporate earnings, and investors reacted to the strong earnings reports by pushing stock prices higher. Against this backdrop, for the year ended December 31, 2003, the Portfolio handily outperformed both the S&P MidCap 400 Index and its Lipper peer group average.

The Portfolio's outperformance came primarily from security selection in such diverse industry groups as transportation, capital goods, software and services, telecommunication services and media. Major contributors included 3 of the top 10 holdings: Nextel Communications, Moore Wallace and Harman International. On the down side, overweighting materials, and energy stocks detracted from performance, as did security selection in retailing and underweighting semiconductor and semiconductor equipment stocks. Notable detractors included top-10 holding Citizens Communications, which reported quarterly earnings in August that fell short of expectations. Citizens' shares recovered somewhat late in the period after the company announced it would hire an advisor to explore strategic alternatives.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
               SECURITY                                NET ASSETS
               --------------------------------------------------
               NEXTEL COMMUNICATIONS, INC. (CLASS A)..    7.5%
               HARMAN INTERNATIONAL INDUSTRIES, INC...    4.0%
               CITIZENS COMMUNICATIONS CO.............    3.6%
               SAFEWAY, INC...........................    3.4%
               CABLEVISION SYSTEMS CORP. (CLASS A)....    2.5%
               SYMBOL TECHNOLOGIES, INC...............    2.5%
               ECHOSTAR COMMUNICATIONS CORP. (CLASS A)    2.4%
               MOORE WALLACE, INC.....................    2.4%
               ARAMARK CORP...........................    2.2%
               CENDANT CORP...........................    2.0%

                       A $10,000 INVESTMENT COMPARED TO
                             THE S&P MIDCAP INDEX



                                    [CHART]

            FI Mid Cap
           Opportunities
              Portfolio         S&P MidCap Index
          --------------        ----------------
5/1/02        $10,000               $10,000
 12/02          8,190                 8,048
 12/03         11,672                10,912


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       FI MID CAP        S&P MIDCAP
                                 OPPORTUNITIES PORTFOLIO    400
                                 CLASS A CLASS B CLASS E   INDEX
             1 Year               42.5%   42.1%   42.2      35.6%
             Since Inception/17/   9.7     9.4     9.5       5.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  4/30/93
 CLASS B
  2/20/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $1.4 BILLION

   SUBADVISER
     HARRIS
ASSOCIATES, L.P.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 32.7% compared to its benchmark, the Russell MidCap Index/15/, which returned 40.1%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Performance Universe/16/, was 36.1% over the same period.

PORTFOLIO REVIEW
At December 31, 2003, the Portfolio held 24 securities across a variety of industries. Sovereign Bancorp, Washington Mutual, and Xerox had a positive impact on performance during the year. Sovereign Bancorp performed well as the company continued to experience solid earnings growth and an improvement in asset quality. Consolidation in this tier of mid-sized banks also contributed to a higher stock price.

Washington Mutual delivered solid returns during the year as the housing boom brought unexpected strength to its mortgage business.

Shares of once-depressed Xerox rebounded sharply, thanks to improved finances and strong acceptance of its newest color products.

Results were also strong in Omnicare, which manages pharmaceutical costs and services for long-term care facilities. Omnicare also benefited because the growth of the nursing home business is driven by demographics and not by the economy.

Valassis Communications had a negative impact on performance during the period. The company, which produces inserts for newspapers, has been struggling to maintain market share against a background of sluggish advertising expenditures and a very competitive pricing environment. We believe this well-run company will meet its challenges and it remains a Portfolio holding.

Stock selection and the Portfolio's overweightings in the Consumer Discretionary sector and underweightings in the Information Technology sector also detracted from performance.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                % OF TOTAL
                     SECURITY                   NET ASSETS
                     -------------------------------------
                     SOVEREIGN BANCORP, INC....    9.6%
                     H&R BLOCK, INC............    6.7%
                     WASHINGTON MUTUAL, INC....    6.5%
                     XEROX CORP................    4.7%
                     YUM! BRANDS, INC..........    4.6%
                     DARDEN RESTAURANTS, INC...    4.4%
                     CONCORD EFS, INC..........    4.4%
                     OMNICARE, INC.............    4.3%
                     KNIGHT-RIDDER, INC........    4.1%
                     SUNGARD DATA SYSTEMS, INC.    3.8%


                       A $10,000 INVESTMENT COMPARED TO
                           THE RUSSELL MIDCAP INDEX


                                   [CHART]

       Harris Oakmark Focused Value
            Portfolio Class A          Russell MidCap Index
       ----------------------------    --------------------
12/03             10,000                      10,000
12/94              9,968                       9,791
12/95             12,994                      13,164
12/96             15,282                      15,665
12/97             17,929                      20,209
12/98             16,949                      22,249
12/99             17,008                      26,306
12/00             20,481                      28,476
12/01             26,166                      26,874
12/02             23,856                      22,525
12/03             31,646                      31,548


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    HARRIS OAKMARK      RUSSELL
                                FOCUSED VALUE PORTFOLIO MIDCAP
                                CLASS A CLASS B CLASS E  INDEX
                1 Year           32.7%   32.3%   32.5    40.1%
                5 Years          13.3     N/A     N/A     7.2
                10 Years         12.2     N/A     N/A    12.2
                Since Inception    --    12.3    12.2      --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO PROVIDE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  3/3/97
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
 $900 MILLION

  SUBADVISER
 JANUS CAPITAL
  MANAGEMENT
      LLC



PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Janus Mid Cap Portfolio returned 34.6%, compared to its benchmark, the Russell MidCap Growth Index/8/ which returned 42.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe/16/, was 36.3% over the same period.

PORTFOLIO REVIEW
The Portfolio's gain was set against a backdrop of a marketwide advance as the major U.S. stock market indices ended the year with gains for the first time since 1999. The year began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new job growth, and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, the market bounced back sharply by the time the hostilities began in mid-March. This was quickly followed by improving consumer confidence. Later in the summer, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

While enjoying this broad run-up, we steadfastly adhered to our commitment to preserving and growing shareholder capital by maintaining a balanced portfolio consisting of what we see as innovative companies from across many industries. We increased our holdings of stocks poised to benefit from an improving economy as our fundamental research supported such a thesis.

Top individual performers were International Game Technology, a world-leading producer of slot machines for casinos, and National Semiconductor, a manufacturer of analog microprocessor chips for electronic devices such as wireless phones. Also contributing significantly was asset manager T. Rowe Price Group, and St. Jude Medical, a medical device manufacturer for cardiac disorders. Natural gas pipeline owner and operator Kinder Morgan rounded out the Portfolio's list of top-five contributors. Toolmaker Stanley Works proved the biggest drag on returns, followed by medical insurer First Health Group and industrial and safety products distributor W.W. Grainger. Westwood One, the nation's largest radio network, also lost ground, as did Auto Zone, an automotive parts and accessories retailer with more than 3,000 stores.

Although we build our portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact on performance. During this particular period, the two sectors that had the least positive impact on our absolute results were our positions in the telecommunication services and materials areas, which still managed to contribute positively to the Portfolio's performance despite representing a relatively small share of its assets. Leading the way on an absolute basis were our consumer discretionary holdings, in which the Portfolio's weighting significantly exceeded the index, and the information technology sector.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                   % OF TOTAL
                   SECURITY                        NET ASSETS
                   ------------------------------------------
                   KINDER MORGAN, INC.............    2.4%
                   LAMAR ADVERTISING CO. (CLASS A)    2.4%
                   ST. JUDE MEDICAL, INC..........    2.3%
                   RYANAIR HOLDINGS, PLC. (ADR)...    2.2%
                   INTERNATIONAL GAME TECHNOLOGY..    2.1%
                   DEAN FOODS CO..................    2.1%
                   BALL CORP......................    2.0%
                   T. ROWE PRICE GROUP, INC.......    2.0%
                   MURPHY OIL CORP................    1.8%
                   KLA-TENCOR CORP................    1.7%

       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

                Janus Mid Cap     Russell MidCap
              Portfolio Class A    Growth Index
              -----------------   --------------
3/03/97            $10,000           $10,000
  12/97             12,836            11,999
  12/98             17,610            14,143
  12/99             39,257            21,397
  12/00             26,993            18,883
  12/01             16,918            15,078
  12/02             12,015            10,946
  12/03             16,170            15,621


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                               JANUS MID CAP PORTFOLIO RUSSELL MIDCAP
                               CLASS A CLASS B CLASS E  GROWTH INDEX
           1 Year               34.6%    34.3%   34.6%      42.7%
           5 Years              -1.7      N/A     N/A        2.0
           Since Inception/17/   7.3    -13.7   -11.1        6.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S MIDCAP
 400 COMPOSITE
 STOCK PRICE
 INDEX.

 INCEPTION
 DATE
 CLASS A
  7/5/00
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $262 MILLION

   SUBADVISER
METROPOLITAN LIFE
    INSURANCE
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 35.0% compared to its benchmark, the Standard & Poor's MidCap 400 Index/6/, which returned 35.6%.

PORTFOLIO ACTIVITY
This was the best year for the S&P MidCap 400 Index since 1991. The S&P MidCap 400 outperformed large-cap stocks for the fourth year in a row, beating the S&P 500 Index by 6.9%. Positive economic factors such as increased earnings, lower unemployment, and higher capital spending supported the better than expected US economic recovery.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. The information technology sector, which increased 52.5% and accounted for 18.8% of the positive performance in the MidCap 400 Index, was the largest contributor to the positive return of the benchmark this year. The information technology sector weighting increased from 12.6% of the total benchmark on December 31, 2002 to 16.3% at the close of December 31, 2003. Other strong performing sectors were health care, up 45.5%, consumer discretionary, up 35.8%, and financials, up 34.6%. The three largest names to impact performance were D.R. Horton, up 152.1%, Coach, up 129.3%, and Gilead Sciences, up 71.0%. The three best performing stocks for the year were Cypress Semiconductor, up 273.4%, Transaction Systems Architects, up 242.6%, and Retek, up 241.2%.




                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                         % OF TOTAL
            SECURITY                                     NET ASSETS
            -------------------------------------------------------
            MIDCAP SPDR TRUST SERIES 1..................    3.0%
            M&T BANK CORP...............................    1.2%
            GILEAD SCIENCES, INC........................    1.2%
            LENNAR CORP.................................    0.8%
            THE WASHINGTON POST CO. (CLASS B)...........    0.8%
            NEW YORK COMMUNITY BANCORP, INC.............    0.7%
            AFFILIATED COMPUTER SERVICES, INC. (CLASS A)    0.7%
            COACH, INC..................................    0.7%
            SOVEREIGN BANCORP, INC......................    0.7%
            MICROCHIP TECHNOLOGY, INC...................    0.7%


                       A $10,000 INVESTMENT COMPARED TO
                           THE S&P MIDCAP 400 INDEX

                                   [CHART]

                  MetLife Mid Cap
                   Stock Index
                 Portfolio Class A   S&P MidCap 400 Index
                 -----------------   --------------------
7/5/00                $10,000              $10,000
 12/00                 10,685               10,570
 12/01                 10,558               10,507
 12/02                  8,984                8,982
 12/03                 12,124               12,179


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                  METLIFE MID CAP STOCK     S&P
                                     INDEX PORTFOLIO      MIDCAP
                                 CLASS A CLASS B CLASS E 400 INDEX
             1 Year               35.0%   34.5%   34.8%    35.6%
             Since Inception/17/   5.7     5.6     4.9      5.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO SEEK CAPITAL
 GROWTH.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $278 MILLION

   SUBADVISER
   NEUBERGER
     BERMAN
  MANAGEMENT,
      INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Neuberger Berman Partners Mid Cap Value Portfolio returned 36.5%, compared to its benchmark, the Standard & Poor's MidCap 400/Barra Value Index/7/, which returned 40.2%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe/16/, was 36.1% for the same period.

PORTFOLIO REVIEW
2003 was the first year of positive returns for the major indices since 1999. They all returned in excess of 25% for 2003 and were as high as 50% (NASDAQ). Mid-cap value stocks outperformed mid-cap growth based on the S&P MidCap 400/Barra Indices, though growth led value based on the Russell MidCap Indices. Overall, mid-cap stocks outperformed large-caps, while small-caps bested both mid and large.

On an absolute basis, the Portfolio's holdings in Consumer Discretionary and Financials made the largest contribution to total return. The positive impact of holdings within Health Care, Energy, Industrials and Information Technology was also sizable.

Relative to our benchmark, our strong stock selection in Industrials, Consumer Discretionary and Consumer Staples benefited performance. The main reasons the Portfolio under-performed the index were less robust (albeit positive, double-digit) returns in Financials & Health Care, and a substantially underweight allocation to Information Technology (IT). We drastically reduced our IT weighting in May, when we sold several holdings as they approached our valuation targets. Since then, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic economic and earnings growth assumptions. Within Financials, some of our regional banks produced solid returns, but they were not as strong as those of more credit- and capital-markets sensitive companies, given low interest rates and improving sentiment on the economy. However, we have confidence in these companies, and continue to own, in our opinion, some of the best-managed regional banks; they have been able to sustain returns on equity in the 20%-range across complete economic cycles, and are yielding 2-3+% in many cases. They have more-predictable earnings streams, more transparent balance sheets, and lower P/E ratios than capital market and credit sensitive Financials. Our insurance holdings also contributed to our shortfall. Despite great fundamentals, these stocks have under-performed. Conditions in the industry are even better than we had expected. Our companies have displayed strong earnings and premium growth, favorable pricing and great profitability. We have patiently stuck by these holdings, waiting for the market to react to their strong fundamentals. Our Health Care holdings also did well but lagged index sector components. We believe we own high-quality businesses with strong secular fundamentals, solid earnings growth potential and low absolute valuations. They did not perform as well as the sector overall, we believe, because investor attention was more focused, for much of 2003, on those companies with greater leverage to an economic recovery. We believe our holdings remain very attractive on a fundamental and valuation basis.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                CONSTELLATION BRANDS, INC. (CLASS A)    2.5%
                FIRST TENNESSEE NATIONAL CORP.......    2.4%
                TRIAD HOSPITALS, INC................    2.4%
                OXFORD HEALTH PLANS, INC............    2.4%
                CHARTER ONE FINANCIAL, INC..........    2.3%
                RENAISSANCERE HOLDINGS, LTD.........    2.3%
                MANPOWER, INC.......................    2.3%
                RADIAN GROUP, INC...................    2.3%
                LEAR CORP...........................    2.3%
                VF CORP.............................    2.3%


                       A $10,000 INVESTMENT COMPARED TO
                     THE S&P MIDCAP 400/BARRA VALUE INDEX


                                    [CHART]

              Neuberger Berman
              Partners Mid Cap
              Value Portfolio        S&P MidCap 400
                   Class A          Barra Value Index
              ----------------      -----------------
11/09/98           $10,000               $10,000
   12/98            10,744                10,217
   12/99            12,639                10,455
   12/00            16,209                13,366
   12/01            15,802                14,320
   12/02            14,279                12,873
   12/03            19,494                18,046



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                   NEUBERGER BERMAN
                                PARTNERS MID CAP VALUE  S&P MIDCAP
                                       PORTFOLIO         400/BARRA
                                CLASS A CLASS B CLASS E VALUE INDEX
            1 Year               36.5%   36.2%   36.4      40.2%
            5 Years              12.7     N/A     N/A      12.1
            Since Inception/17/  13.8     7.3     7.5      12.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 MAXIMUM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  4/29/88
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
 $938 MILLION

  SUBADVISER
 STATE STREET
  RESEARCH &
  MANAGEMENT
    COMPANY








PERFORMANCE AT A GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Aggressive Growth Portfolio returned 40.8% compared to its benchmark, the Russell MidCap Growth Index,/8/ which returned 42.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Performance Universe,/16/ was 36.3% over the same period.

PORTFOLIO REVIEW
Strong stock selection and an overweight early in the year in the Consumer Discretionary sector helped the Portfolio generate strong absolute returns. Among the Portfolio's top performers were retailers Chico's FAS and CarMax. We initially overweighted this economically sensitive sector because we found a number of attractive opportunities with significant growth prospects. As the year progressed and share prices rose, we trimmed or sold a number of our holdings, including Gap, the retail clothing chain, and Education Management, a for-profit education company. We also sold Best Buy, the home electronics retailer, which more than doubled in value as demand increased for consumer electronics.

The Portfolio benefited as technology stocks rallied nicely in 2003, buoyed by improving earnings and increased capital spending. Our investments in semiconductor stocks such as Cypress Semiconductor, National Semiconductor and Broadcom were among the Portfolio's top performers. Semiconductor stocks gained strength as an improving economy led to extremely strong sales growth. As the economic outlook brightened, we boosted our stake in the sector from an underweight to an overweight position during the year. We added semiconductor-related names such as Jabil Circuit, Fairchild Semiconductor, Sanmina-SCI and Vishay Intertechnology.

The Portfolio modestly underperformed its benchmark because of disappointing stock selection in the Consumer Staples, Financial Services and Health Care sectors. Consumer Staples stocks lagged the market as investors shifted to more economically sensitive sectors. Within the sector, Pepsi Bottling Company was one of our biggest disappointments. In the Financial Services sector, Affiliated Computer Services, a business processing outsourcer, RenaissanceRe Holdings, a reinsurer, and TCF Financial were all weak performers.

Heath Care stocks, which tend to be more defensive investments, also struggled during the period. The Portfolio was hurt by owning Intermune, a biotech firm whose stock sank significantly in one day after management announced a disappointing 2003 sales forecast for the company's key Actimmune drug. Community Health Systems, which operates hospitals in rural areas, also detracted from performance. Other poor performers included Readers Digest, which ended the year flat amid poor earnings numbers and slumping advertising revenue, and IMC Global, a fertilizer producer that underperformed an otherwise strong Materials & Processing sector. The stock fell sharply mid-year after management revised the Q2 numbers lower after a disappointing U.S. spring season. Ladish, a producer of metal components for the aerospace industry, detracted from relative returns as the stock finished the year flat.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              CAREMARK RX, INC........................    1.8%
              CYPRESS SEMICONDUCTOR CORP..............    1.8%
              INTERACTIVECORP.........................    1.7%
              INVESTORS FINANCIAL SERVICES CORP.......    1.7%
              STAPLES, INC............................    1.6%
              MANPOWER, INC...........................    1.6%
              INTERNATIONAL GAME TECHNOLOGY...........    1.6%
              NASDAQ 100 TRUST........................    1.6%
              UNIVISION COMMUNICATIONS, INC. (CLASS A)    1.5%
              LAM RESEARCH CORP.......................    1.5%

       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX



                                    [CHART]

         State Street Research
           Aggressive Growth     Russell MidCap
          Portfolio Class A       Growth Index
         ---------------------   --------------
12/93            10,000               10,000
12/94             9,811                9,784
12/95            12,705               13,108
12/96            13,688               15,399
12/97            14,600               18,870
12/98            16,600               22,241
12/99            22,118               33,649
12/00            20,433               29,696
12/01            15,578               23,712
12/02            11,105               17,213
12/03            15,633               24,565


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                 AGGRESSIVE GROWTH        RUSSELL
                                    PORTFOLIO          MIDCAP GROWTH
                                 CLASS A    CLASS E        INDEX
                 1 Year           40.8%      40.6%         42.7
                 5 Years          -1.2        N/A           2.0
                 10 Years          4.6        N/A           9.4
                 Since Inception    --       -5.2            --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL GROWTH.

 INCEPTION
 DATE
 CLASS A
  5/1/01
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP

   NET ASSETS
  $58 MILLION

   SUBADVISER
    FRANKLIN
 ADVISERS, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 44.9% compared to its benchmark, the Russell 2000 Growth Index/12/, which returned 48.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe/16/, was 42.0% over the same period.

PORTFOLIO REVIEW
The first three months of the year were volatile and disappointing for small-cap growth investors as the anticipation of an Iraqi conflict, declining consumer confidence and spending, and unemployment negatively impacted the equity markets and the economy. The Portfolio's holdings were oriented towards corporate spending versus consumer spending in order to benefit from renewed corporate activity. The rest of 2003 was characterized by equity market appreciation, as small-cap stocks outperformed their larger-cap counterparts for three consecutive quarters, particularly in the second and third quarter.

Within the small-cap universe, the smallest stocks, which we define as companies with market capitalizations below $250 million, generally outperformed the companies with market capitalizations between $250 million and $1.5 billion. Because the Portfolio's holdings were concentrated in companies in the $250 million and $1.5 billion market capitalization range, the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, which benefited from a higher weighting of the better-performing smallest stocks. The Portfolio was also hurt by its underweighted exposure to biotechnology, Internet, and communications-related sectors, which rallied strongly after a long period of decline during this period.

As we drew closer to the year-end, the domestic economy continued to demonstrate signs of recovery. The Portfolio's significant weighting in the technology, transportation, energy, industrial, and commercial services sectors was constituted of companies individually selected for their potential ability to rapidly grow earnings in an environment with increasing demand. For the last two quarters, these investments appreciated as equity investors gave credit to these companies' earnings growth potential. For further appreciation, we believe that it is necessary for the companies to deliver on that earnings growth potential. As the year ended, however, investors became somewhat more cautious due to a weakening dollar, persistently high unemployment, seasonal fears about holiday shopping strength, and government budget deficits. Investor caution combined with a desire by many investors to "book some profits" created several sell-offs and a generally choppy fourth quarter for small cap stocks. The Portfolio's outperformance during the fourth quarter was a result of its large exposure to technology and industrial companies, which showed strong performance during the quarter. The beneficial performance of these investments was partially offset by weakness in the Portfolio's financial services investments.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                VARIAN SEMICONDUCTOR EQUIPMENT, INC.    2.4%
                NATIONAL INSTRUMENTS CORP...........    2.3%
                SEMTECH CORP........................    2.2%
                LAM RESEARCH CORP...................    2.1%
                INTEGRATED CIRCUIT SYSTEMS, INC.....    1.7%
                LANDSTAR SYSTEM, INC................    1.6%
                MINERALS TECHNOLOGIES, INC..........    1.5%
                FORWARD AIR CORP....................    1.4%
                TEKTRONIX, INC......................    1.3%
                VARIAN, INC.........................    1.3%


                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 2000 GROWTH INDEX


                                    [CHART]

            Franklin Templeton
             Small Cap Growth          Russell 2000
             Portfolio Class A         Growth Index
            --------------------       ------------
5/1/01              $10,000               $10,000
 12/01                8,879                 9,537
 12/02                6,409                 6,651
 12/03                9,289                 9,880


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                FRANKLIN TEMPLETON SMALL
                                 CAP GROWTH PORTFOLIO    RUSSELL 2000
                                CLASS A  CLASS B CLASS E GROWTH INDEX
            1 Year               44.9%    44.6%   44.6%      48.5%
            Since Inception/17/  -2.7     -2.9    -2.8       -0.5

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH FROM
 INVESTMENTS IN
 COMMON STOCKS
 OR OTHER EQUITY
 SECURITIES.

 INCEPTION
 DATE
 CLASS A
  5/2/94
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $380 MILLION

   SUBADVISER
 LOOMIS, SAYLES
 & COMPANY, L.P.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 36.5%, compared to its benchmark the Russell 2000 Index/10/, which returned 47.3%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Performance Universe/16/, was 42.0% over the same period.

PORTFOLIO REVIEW
While small cap stocks led the equity market for the fifth year in a row, the smallest market cap stocks, the lowest priced stocks, and the lower quality companies produced the highest returns. Many top performers included companies that were unprofitable for the year. While the Portfolio's absolute performance was quite strong, our relative performance was hurt by our emphasis on higher quality companies. All sectors produced positive returns for the Portfolio, but the greatest contributors were in the technology, healthcare and producer durables sectors. Sectors with lower growth expectations and the least leverage to economic growth lagged behind, including utilities, consumer staples, and financial services.

Early in the year, we increased our exposure to growth stocks and established an overweight position in technology stocks. As this sector performed well and valuations increased, we have turned our attention to other sectors such as consumer, industrials, and energy. Our style weighting as we exited the year was relatively balanced between growth stocks and value stocks.

Navigant Consulting was one of our top performers for the year, as management made significant strides in improving profitability by pursuing new business opportunities and adding new consultants. CEC Entertainment, a restaurant franchisee, exceeded earnings expectations throughout the year, resulting in a strong recovery in the stock from severely depressed levels. Netflix showed strong subscriber growth in its monthly DVD rental service and had a sizeable rally following a difficult 2002. Lexar Media's flash memory business soared on heavy demand for digital cameras and other electronic gadgets.

PMA Capital, a provider of property casualty insurance had a negative impact on the Portfolio, as the company announced a surprisingly large increase to reserves in its reinsurance operation for business written in the 1997 -2000 period. Hologic, Inc., which develops and supplies medical imaging system, reported disappointing earnings early in the year. Disappointing trade volumes hurt Labranche, the largest specialist on the NYSE. All three stocks have been eliminated from the Portfolio.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                         % OF TOTAL
            SECURITY                                     NET ASSETS
            -------------------------------------------------------
            EVERGREEN RESOURCES, INC....................    1.2%
            TTM TECHNOLOGIES, INC.......................    1.0%
            ALTIRIS, INC................................    1.0%
            UCBH HOLDINGS, INC..........................    0.9%
            SPORTS AUTHORITY, INC.......................    0.9%
            XM SATELLITE RADIO HOLDINGS, INC............    0.9%
            UNITED SURGICAL PARTNERS INTERNATIONAL, INC.    0.9%
            AVID TECHNOLOGY, INC........................    0.9%
            VISTACARE, INC. (CLASS A)...................    0.9%
            LAM RESEARCH CORP...........................    0.9%


                       A $10,000 INVESTMENT COMPARED TO
                            THE RUSSELL 2000 INDEX

                                    [CHART]

               Loomis Sayles
                 Small Cap            Russell 2000
             Portfolio Class A            Index
             ------------------       ------------
5/2/94           $10,000                $10,000
 12/94             9,676                 10,027
 12/95            12,467                 12,879
 12/96            16,292                 15,004
 12/97            20,342                 18,359
 12/98            19,995                 17,892
 12/99            26,347                 21,695
 12/00            27,731                 21,039
 12/01            25,287                 21,562
 12/02            19,836                 17,146
 12/03            27,069                 25,248


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                     LOOMIS SAYLES
                                  SMALL CAP PORTFOLIO   RUSSELL 2000
                                CLASS A CLASS B CLASS E    INDEX
            1 Year               36.5%   36.5%   36.3%      47.3%
            5 Years               6.3     N/A     N/A        7.1
            Since Inception/17/  10.9    20.4     2.0       10.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 RETURN OF THE
 RUSSELL 2000
 INDEX.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $295 MILLION

   SUBADVISER
METROPOLITAN LIFE
    INSURANCE
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Russell 2000 Index Portfolio returned 46.1% compared to its benchmark, the Russell 2000 Index/10/, which returned 47.3%.

PORTFOLIO REVIEW
The Russell 2000 Index posted positive returns for nine of the twelve months of 2003. The benchmark was down 4.5% in the first quarter, up 23.4% in the second quarter, up 9.1% in the third quarter, and up 14.5% in the fourth quarter. The Russell 2000 Index outperformed the large capitalization S&P 500 Index in 2003 by approximately 18.6% and has outperformed it by a cumulative 36.4% since December 31, 1999.

All of the twelve sectors in the Russell 2000 Index posted positive returns this year. The financial services sector, up 40.1%, the technology sector, up 66.8% the health care sector, up 60.4%, the consumer discretionary sector, up 42.8%, and the producer durables sector, up 60.1%, accounted for roughly 80% of the benchmark's return this year.

The three largest names to impact performance this past year were Sandisk Corp., up 201.5%, Sonus Networks Inc., up 654.0%, Imclone Systems Inc., up 273.4%. DJ Orthopidics Inc had the second best positive return this year of 612.8%. The worst performing stock this year was Daisytek International Corp., down 99.8%.

On June 30, 2003, Frank Russell underwent its annual reconstitution of the Russell 2000 Index. In total, 365 companies were added to the Russell 2000 Index and 281 were deleted.

The difference of 84 names is due to attrition throughout the period between annual reconstitution. The post rebalance average market-cap of a Russell 2000 constituent is roughly $350.0 million. The annual Russell 2000 reconstitution generated approximately 40% turnover.




                                      DTP


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                   % OF TOTAL
                   SECURITY                        NET ASSETS
                   ------------------------------------------
                   ISHARES RUSSELL 2000 INDEX FUND    1.9%
                   AMR CORP.......................    0.2%
                   LOUISIANA-PACIFIC CORP.........    0.2%
                   SYBASE, INC....................    0.2%
                   HEALTH CARE REIT, INC..........    0.2%
                   ANN TAYLOR STORES CORP.........    0.2%
                   GEN-PROBE, INC.................    0.2%
                   TITAN CORP.....................    0.2%
                   TETRA TECHNOLOGIES, INC........    0.2%
                   RF MICRO DEVICES, INC..........    0.2%



            A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX
DTP



                                    [CHART]

              Russell 2000 Index
               Portfolio Class A      Russell 2000 Index
             ---------------------    ------------------
11/09/98             $10,000                $10,000
   12/98              10,548                 10,559
   12/99              12,946                 12,804
   12/00              12,454                 12,417
   12/01              12,562                 12,726
   12/02               9,989                 10,119
   12/03              14,591                 14,901



--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                               RUSSELL
                                  RUSSELL 2000 INDEX PORTFOLIO  2000
                                  CLASS A   CLASS B   CLASS E   INDEX
              1 Year               46.1%     45.7%     46.0%    47.3%
              5 Years               6.7       N/A       N/A      7.1
              Since Inception/17/   7.6       6.8       5.6      8.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 HIGH TOTAL RETURN
 CONSISTING
 PRINCIPALLY OF
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  7/5/00
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

    NET ASSETS
   $741 MILLION

    SUBADVISER
   STATE STREET
    RESEARCH &
    MANAGEMENT
     COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the State Street Research Aurora Portfolio returned 50.1% compared to its benchmark, the Russell 2000(R) Value Index/11/, which returned 46.0%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Performance Universe,/16/ was 42.0% over the same period.

PORTFOLIO REVIEW
As a result of our bottom-up portfolio construction process, we have been underweight to the Financial Services sector for quite some time. Elsewhere within the Portfolio, we were meaningfully overweight in the Materials & Processing, Autos & Transportation, Producer Durables, and Technology sectors during the year. We had positioned the Portfolio to outperform when the markets finally turned positive, and this decision had a significant positive impact on performance for the year. A number of these decisions have paid off and we have reached our price targets on several positions. We significantly trimmed our holdings in the semiconductor equipment stocks within the Producer Durables sector. Additionally, we significantly reduced our overweight to the Materials & Processing sector, as this was one of the best-performing sectors within the Portfolio, and we looked to reallocate our gains to stocks that have not seen the same levels of price appreciation. The stocks we trimmed included Methanex, Phelps Dodge and Agrium.

The Portfolio's outperformance came from strong stock selection in the Autos & Transportation, Materials & Processing and Technology sectors. Our holdings in these cyclically sensitive sectors delivered meaningful outperformance as the economy continued to improve, thus propelling a number of higher-beta stocks within these sectors to drive strong relative returns.

Air transport stocks Mesa Air Group, AAR, and Frontier Airlines all more than doubled during the year as regional airlines continued to take market share from major carriers due to better cost structures on shorter flights. Truck maker Navistar International also drove strong relative returns as it continued to benefit from the economic recovery as heavy truck orders continued to rise on strong shipping demand. Within the Materials & Processing sector, copper producer Phelps Dodge outperformed as the stock is highly levered to copper prices, which have appreciated along with the price of other metal commodities. Semiconductor stocks drove returns in the Technology sector as Cypress Semiconductor and ChipPAC had impressive years. Additionally, Trimble Navigation rose as this maker of global positioning systems was one of the top-performing stocks within the Portfolio.

Disappointing relative returns came from the Consumer Discretionary sector as Reader's Digest ended the year flat after poor earnings numbers and slumping advertising revenue at the flagship magazine.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                           % OF TOTAL
           SECURITY                                        NET ASSETS
           ----------------------------------------------------------
           VEECO INSTRUMENTS, INC.........................    1.6%
           TECHNITROL, INC................................    1.5%
           THE READER'S DIGEST ASSOCIATION, INC. (CLASS A)    1.4%
           WABTEC CORP....................................    1.2%
           UNITED STATES STEEL CORP.......................    1.2%
           AGRIUM, INC....................................    1.1%
           TRINITY INDUSTRIES, INC........................    1.0%
           CYPRESS SEMICONDUCTOR CORP.....................    1.0%
           NAVISTAR INTERNATIONAL CORP....................    1.0%
           MARTIN MARIETTA MATERIALS, INC.................    1.0%


                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 2000 VALUE INDEX

                                    [CHART]

                 State Street
               Research Aurora        Russell 2000
              Portfolio Class A        Value Index
              -----------------       -------------
7/5/00             $10,000               $10,000
 12/00              12,322                11,374
 12/01              14,292                12,969
 12/02              11,246                11,487
 12/03              16,884                16,774


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                   AURORA PORTFOLIO     RUSSELL 2000
                                CLASS A CLASS B CLASS E VALUE INDEX
            1 Year               50.1%   49.7%   49.9%      46.0%
            Since Inception/17/  16.1     6.3     6.3       15.9

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH.

 INCEPTION
 DATE
 CLASS A
  3/3/97
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $309 MILLION

   SUBADVISER
  T. ROWE PRICE
ASSOCIATES, INC.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 40.9% compared to its benchmark, the Russell 2000 Growth Index/12/, which returned 48.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe/16/, was 41.1% over the same period.

PORTFOLIO REVIEW
The information technology sector (28% of assets as of December 31) contributed the most to the Portfolio's results in 2003. Semiconductor stocks INTERSIL HOLDING, INTEGRATED SILICON SOLUTION, and SEMTECH were among the top performers in this area. Traditional software companies generally produced strong returns, but BORLAND SOFTWARE and RADIANT SYSTEMS were disappointing.

The Portfolio's holdings in the health care sector (22% of assets) greatly added value over the last year. Health care providers and service companies fared best, led by COVENTRY HEALTH CARE, UNITED SURGICAL PARTNERS INTERNATIONAL, and OMNICARE. Pharmaceutical and biotechnology holdings generally helped the Portfolio's performance, but equipment and supply companies lagged somewhat due to weakness in THORATEC and ICU MEDICAL, which were among the largest detractors to performance.

In the consumer discretionary sector (18% of assets), most specialty retailers, particularly COST PLUS and O'REILLY AUTOMOTIVE, contributed to the Portfolio's favorable results. Shares of restaurant operators were also robust, led by CEC ENTERTAINMENT, whose Chuck E. Cheese restaurants have done very well. The Portfolio's media holdings lagged somewhat due to poor performance of INSIGHT COMMUNICATIONS and SCHOLASTIC.

In the industrials and business services category (14% of assets), education-related stocks such as UNIVERSITY OF PHOENIX ONLINE and EDUCATION MANAGEMENT enjoyed a significant rise in 2003. Such companies have benefited from rising tuition costs, as well as increased demand from workers who, in a sluggish job market, have been seeking to upgrade their skills and enhance their career prospects.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 ZEBRA TECHNOLOGIES CORP. (CLASS A)    0.9%
                 CORPORATE EXECUTIVE BOARD CO......    0.8%
                 NEXTEL PARTNERS, INC. (CLASS A)...    0.8%
                 IRON MOUNTAIN, INC................    0.8%
                 COMPUTER PROGRAMS & SYSTEMS, INC..    0.8%
                 PLANTRONICS, INC..................    0.8%
                 MACROVISION CORP..................    0.8%
                 EDUCATION MANAGEMENT CORP.........    0.8%
                 ENGINEERED SUPPORT SYSTEMS, INC...    0.7%
                 DIGITAL INSIGHT CORP..............    0.7%

        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX


                                    [CHART]

                T. Rowe Price Small
                    Cap Growth           Russell 2000
                 Portfolio Class A       Growth Index
               --------------------      ------------
  3/3/1997          $10,000                $10,000
12/31/1997           11,881                 11,728
12/31/1998           12,291                 11,872
12/31/1999           15,732                 16,988
12/31/2000           14,302                 13,177
12/31/2001           13,011                 11,961
12/31/2002            9,540                  8,342
12/31/2003           13,439                 12,391


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                T. ROWE PRICE SMALL CAP   RUSSELL
                                   GROWTH PORTFOLIO     2000 GROWTH
                                CLASS A CLASS B CLASS E    INDEX
            1 Year               40.9%   41.0%   40.6%     48.5%
            5 Years               1.8     N/A     N/A       0.9
            Since Inception/17/   4.4    26.5    -0.2       3.2

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/91
 CLASS B
  5/1/02
 CLASS E
  5/1/01

 ASSET CLASS
 INTERNATIONAL
 STOCKS

   NET ASSETS
  $381 MILLION

   SUBADVISER
FIDELITY RESEARCH
  & MANAGEMENT
     COMPANY

PERFORMANCE AT-A-GLANCE
On December 16, 2003, Fidelity Management and Research Company assumed portfolio management for the Portfolio. Prior to that time, the Portfolio was known as the Putnam International Stock Portfolio and was managed by Putnam Investment Management LLC. The performance shown on this page includes periods both before and after this change.

For the year ended December 31, 2003, the Class A shares of the FI International Stock Portfolio returned 28.0% compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/5/, which returned 38.6%. The average return of its peer group, the Lipper Variable Insurance Products International Funds Performance Universe/16/, was 35.3% over the same period.

PORTFOLIO REVIEW
The Portfolio trailed its benchmark for the full year as the rebounding equity markets favored small, lower-quality companies. During the first quarter of 2003, the equity markets responded negatively to the almost universally bad economic news, including the prospect of war in Iraq, and the outbreak of the SARS virus. To aid recovery, governments responded with massive liquidity infusions. In March, after the SARS crisis diminished and the Iraq situation became clearer, equity markets rallied for the remainder of the year.

The Portfolio's defensive stance, focusing on high quality, cash-generating companies, hurt relative performance as compared to the MSCI EAFE Index. The rally was strongest in companies with weaker balance sheets and less sound business models--companies that fared worst during the weak economy of late 2002/early 2003. Small companies also outperformed, so our large cap focus also hurt relative performance.
The international equity markets lacked a coherent pattern in the fourth quarter, with few distinctions among sectors or industries. This made stock selection challenging. For example, three of the Portfolio's biggest individual detractors were NTT DoCoMo (communication services), Canon (capital goods), and Olympus (technology)--which Putnam believed to be profitable, financially sound, market-leading Japanese companies with modest yen exposure and attractive valuations, whose stocks nonetheless underperformed.

Upon the change in subadviser in December from Putnam to Fidelity, the Portfolio was restructured. As of December 31, 2003, the largest country weightings were in Japan, United Kingdom, and Switzerland; the largest sectors were in Financials, Information Technology, and Health Care.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              TOTAL S.A...............................    3.4%
              VODAFONE GROUP, PLC.....................    2.7%
              NOVARTIS AG.............................    1.9%
              BP, PLC. (ADR)..........................    1.9%
              ALLIANZ AG..............................    1.4%
              SHELL TRANSPORTATION & TRADING CO., PLC.    1.4%
              DANSKE BANK A/S.........................    1.3%
              NOKIA OYJ...............................    1.3%
              NOMURA HOLDINGS, INC....................    1.2%
              UNILEVER, PLC. (ADR)....................    1.2%


                       A $10,000 INVESTMENT COMPARED TO
                              THE MSCI EAFE INDEX

                                    [CHART]

         FI International
          Stock Portfolio
              Class A              MSCI EAFE Index
          ---------------          ---------------
12/93         $10,000                  $10,000
12/94          10,508                   10,778
12/95          10,596                   11,986
12/96          10,408                   12,711
12/97          10,164                   12,937
12/98          12,457                   15,523
12/99          14,505                   19,709
12/00          13,039                   16,917
12/01          10,355                   13,289
12/02           8,541                   11,171
12/03          10,936                   15,482


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    FI INTERNATIONAL     MSCI
                                     STOCK PORTFOLIO     EAFE
                                 CLASS A CLASS B CLASS E INDEX
                 1 Year           28.0%   27.8%   27.9%  38.6%
                 5 Years          -2.6     N/A     N/A   -0.1
                 10 Years          0.9     N/A     N/A    4.5
                 Since Inception    --     2.8    -3.5     --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE MSCI EAFE
 INDEX.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 INTERNATIONAL
 STOCKS

   NET ASSETS
  $259 MILLION

   SUBADVISER
METROPOLITAN LIFE
    INSURANCE
     COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 37.6% compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/5/, which returned 38.6%. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
The MSCI EAFE Index posted positive monthly returns from April until the end of the year. The best performing months this year were April, up 9.8%, and December, up 7.8%. The MSCI EAFE Index outperformed its US domestic counterpart, the S&P 500 by 9.9% in 2003. This was due in large part to the weakening U.S. dollar, which makes foreign securities worth more to the U.S. based investor. For the year, the US dollar fell 16.7% versus the Euro, and 9.7% versus the Japanese Yen. Japan and the Euro countries make up approximately 55% of the capitalization of the EAFE Index.

All of the twenty-one countries that comprise the EAFE Index, had positive returns in 2003. The United Kingdom, the largest country weight at 27.7%, returned 30.1% for the year and along with Japan, up 33.1%, accounted for 41.7% of the 2003 benchmark return. The best performing countries this year were Sweden, up 62.4%, and Germany, up 62.3%. Austria and New Zealand, the smallest countries in the EAFE Index by market capitalization, also experienced substantial positive returns this year, up 56.9% and 56.2% respectively. However, at their combined weight of less than one half of one percent in the EAFE Index, they had no material impact on the annual Index return.

Among individual securities, HSBC Holdings PLC, up 50.8%, Vodafone Group, up 37.5%, and BP PLC, up 22.5%, had the largest positive impact to performance. UFJ Holdings Inc, up 375.0% and Sumitomo Heavy Ind., up 307.5% were the best performing stocks in the MSCI EAFE Index this year. The worst performing stock in 2003 was Ashikaga Fin Group, down 97.5% for the full year.



                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                 % OF TOTAL
                    SECURITY                     NET ASSETS
                    ---------------------------------------
                    BP, PLC.....................    2.4%
                    HSBC HOLDINGS, PLC..........    2.3%
                    VODAFONE GROUP, PLC.........    2.3%
                    GLAXOSMITHKLINE, PLC........    1.8%
                    ISHARES MSCI EAFE INDEX FUND    1.7%
                    TOTAL S.A...................    1.6%
                    ROYAL DUTCH PETROLEUM CO....    1.5%
                    NOVARTIS AG.................    1.5%
                    NESTLE S.A..................    1.4%
                    TOYOTA MOTOR CORP...........    1.2%


                       A $10,000 INVESTMENT COMPARED TO
                              THE MSCI EAFE INDEX


                                    [CHART]

           Morgan Stanley EAFE
                  Index
            Portfolio Class A       MSCI EAFE Index
           -------------------      ---------------
11/9/98          $10,000               $10,000
  12/98           10,811                10,663
  12/99           13,504                13,538
  12/00           11,548                11,620
  12/01            9,039                 9,128
  12/02            7,534                 7,673
  12/03           10,369                10,634


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       MORGAN STANLEY      MSCI
                                    EAFE INDEX PORTFOLIO   EAFE
                                   CLASS A CLASS B CLASS E INDEX
               1 Year               37.6%   37.2%   37.3%  38.6%
               5 Years              -0.8     N/A     N/A   -0.1
               Since Inception/17/   0.7    -3.7    -1.6    1.2

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  3/3/97
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS/
 INTERNATIONAL
 STOCKS

  NET ASSETS
 $190 MILLION

  SUBADVISER
   DEUTSCHE
  INVESTMENT
  MANAGEMENT
AMERICAS, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Scudder Global Equity Portfolio returned 30.5% compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index/13/, which returned 33.1%. The average return of its peer group, the Lipper Variable Insurance Products Global Funds Performance Universe/16/, was 33.6% over the same period.

PORTFOLIO REVIEW
We remain uncertain on the economy and have positioned the Portfolio as close to 'cycle neutral' as possible. Our thematic process is based not on forecasting the economic cycle, but on identifying medium-term fault-lines in the investment landscape and positioning the Portfolio to benefit accordingly should the cracks appear. Business confidence has improved significantly and recent investor surveys suggest that companies will once again be rewarded for capital investment, rather than simple returns of capital. What is evident, however, is that the market is currently discounting an above trend year of GDP growth in tandem with a highly benign inflationary outlook - this is perhaps best demonstrated by credit spreads, which remain extraordinarily tight versus historical levels. With the unprecedented monetary stimulus of the past three years now highly visible in asset prices, we believe that the risks of inflation and therefore interest rates are more likely to be to the upside. The economy may indeed grow faster than expected, but it is very hard to make a case for credit when it is so cheaply priced. We would note that corporations have generally rebuilt balance sheets and are turning to the decision of how to deploy future free cash flow, whilst the consumer looks more indebted than ever. This would perhaps suggest that beneficiaries of corporate spending might begin to push through price rises in 2004, whereas consumers and the companies that sell to them will bear the brunt of any moves in interest rates.

The Portfolio's large overweight to the Materials sector was an integral factor in aiding performance. An underweight Financials stance and overweight Japan position were detractors. All themes yielded positive returns. Strength in commodity prices and uncertainty in the oil market (partly due to concerns over sabotage attacks on Iraq's oil infrastructure) placed Material holdings among the best overall contributors to performance for the year. Expectations of sustained high prices in 2004 following the implementation of higher US standards lifted names such as Exxon Mobil and ConocoPhillips. Three of the year's top ten contributors were gold miners. Gold's climb toward near 14-year highs was sufficient for Newmont Mining, Placer Dome and Minas Buenaventura to register significant gains.

In addition, above benchmark exposure to two markets - Russia and Brazil - bolstered performance. Brazilian pulp producer, Aracruz Celulose, and Russia's Norilsk Nickel, were two of the year's top overall performers. Aracruz reached a new high when it posted increased earnings for its fiscal year-end due to a +20% climb in global pulp prices. Norilsk Nickel saw its shares appreciate nearly 230% in 2003. The world's largest nickel producer gained as nickel reached a 15-year high and the Russian government proceeded with plans for the partial lifting of state secrecy laws disclosing the company's deposit base.

Despite notable contributions from the Japan Restructuring theme, we reduced exposure to this theme based on declining risk/return prospects and a less favorable view toward exporters with yen appreciation versus the dollar. Though both the Nikkei and Topix benchmarks registered their first annual gains in four years, sustainable corporate earnings are still questionable. The Pharmaceuticals theme was also a thematic laggard. We believe that the structure of the global pharmaceutical industry is shifting in favor of generic manufacturers and we have been reviewing our remaining holdings for fit with other themes.

Over the course of the year, we increased exposure to the Asia ex-Japan region, with new buys such as Samsung Electronics, South Korea's dominant IT and consumer electronics company, and Sun Hung KaiProperties, Hong Kong's leading developer. Both stocks turned in impressive gains.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                               % OF TOTAL
                      SECURITY                 NET ASSETS
                      -----------------------------------
                      VIACOM, INC. (CLASS B)..    2.2%
                      VODAFONE GROUP, PLC.....    2.1%
                      EXXON MOBIL CORP........    2.0%
                      DEUTSCHE TELEKOM AG.....    2.0%
                      ANADARKO PETROLEUM CORP.    1.9%
                      BHP BILLITON, LTD.......    1.9%
                      E.ON AG.................    1.8%
                      CONOCOPHILLIPS..........    1.7%
                      DEUTSCHE BOERSE AG......    1.6%
                      FANUC, LTD..............    1.6%

               A $10,000 INVESTMENT COMPARED TO MSCI WORLD INDEX

                                    [CHART]

                 Scudder Global
               Equity Portfolio             MSCI
                    Class A              World Index
               ----------------          -----------
3/3/97             $10,000                 $10,000
 12/97              10,962                  11,313
 12/98              12,712                  14,066
 12/99              15,911                  17,573
 12/00              15,655                  15,257
 12/01              13,137                  12,690
 12/02              11,034                  10,167
 12/03              14,394                  13,533


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                        SCUDDER
                                     GLOBAL EQUITY
                                       PORTFOLIO       MSCI
                                    CLASS A CLASS E WORLD INDEX
                1 Year               30.5%   30.4%     33.1%
                5 Years               2.5     N/A      -0.8
                Since Inception/17/   5.5    -1.1       4.5

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY



(*) The views expressed in the Portfolio Manager Commentary, for each Portfolio, are those of the Subinvestment advisor firm as of December 31, 2003 and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future Portfolio composition, which will vary.

(1) The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(3) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(6) The Standard & Poor's MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(7) The Standard & Poor's MidCap 400/Barra Value Index is an unmanaged measure of performance of the stocks in the S&P MidCap 400 Index that are slower growing, undervalued and have a low price-to-book ratio. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(8) The Russell MidCap(TM) Growth Index is an unmanaged measure of performance of those Russell MidCap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(9) Lehman Brothers Intermediate Government Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments.

(10) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(11) The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(12) The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(13) The MSCI(R) World Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(14) Lehman Brothers(R) Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distributions and operating expenses, and sales charges applicable to mutual fund investments.

(15) Russell MidCap(TM) Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.6 billion as of the latest reconstitution (May 31, 2003). The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments.

(16) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) The Indices since inception returns, shown in each Portfolio's Average Annual Return tables, are calculated from the inception date of the Class A shares of the relevant Portfolio.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMERCIAL PAPER--99.5% OF TOTAL NET ASSETS


        FACE                                 INTEREST MATURITY    VALUE
       AMOUNT    ISSUE                         RATE     DATE     (NOTE 1)
     ----------------------------------------------------------------------

                 AGRICULTURAL OPERATIONS--5.2%
     $20,000,000 Cargill, Inc...............  1.050%  01/15/04 $ 19,991,833
      15,800,000 Cargill, Inc...............  1.070%  01/27/04   15,787,790
                                                               ------------
                                                                 35,779,623
                                                               ------------

                 ASSET BACKED--24.8%
       8,000,000 FCAR Owner Trust...........  1.090%  01/06/04    7,998,789
      10,000,000 CXC, Inc...................  1.090%  01/07/04    9,998,183
      18,000,000 New Center Asset Trust.....  1.100%  01/07/04   17,996,700
      10,000,000 CXC, Inc...................  1.080%  01/09/04    9,997,600
      15,000,000 New Center Asset Trust.....  1.100%  01/09/04   14,996,333
      10,000,000 Ciesco, L.P................  1.080%  01/12/04    9,996,700
      10,000,000 Windmill Funding Corp......  1.090%  01/14/04    9,996,064
      15,000,000 Preferred Receivables
                  Funding Corp..............  1.090%  01/16/04   14,993,188
      20,000,000 Delaware Funding Corp.
                  (144A)....................  1.080%  01/20/04   19,988,600
      14,400,000 Windmill Funding Corp......  1.090%  01/21/04   14,391,280
       5,391,000 Preferred Receivables
                  Funding Corp..............  1.100%  01/26/04    5,386,882
      10,000,000 Windmill Funding Corp......  1.090%  01/28/04    9,991,825
       7,000,000 FCAR Owner Trust...........  1.090%  02/03/04    6,993,006
      10,000,000 FCAR Owner Trust...........  1.100%  03/02/04    9,981,361
       2,302,000 Kittyhawk Funding Corp.....  1.060%  03/10/04    2,297,323
       6,800,000 FCAR Owner Trust...........  1.140%  04/02/04    6,780,189
                                                               ------------
                                                                171,784,023
                                                               ------------

                 AUTOMOBILES--1.3%
       3,670,201 Honda Auto Receivables (d).  1.130%  11/15/04    3,670,201
       5,126,394 Whole Auto Loan Trust......  1.100%  09/15/04    5,126,394
                                                               ------------
                                                                  8,796,595
                                                               ------------

                 BUILDING & CONSTRUCTION--3.6%
      10,000,000 Sheffield Receivables Corp.
                  (144A)....................  1.090%  01/05/04    9,998,789
      15,000,000 Sheffield Receivables Corp.
                  (144A)....................  1.090%  01/08/04   14,996,821
                                                               ------------
                                                                 24,995,610
                                                               ------------

                 COMMUNICATIONS SERVICES--2.1%
      14,535,000 BellSouth Corp.............  1.010%  01/06/04   14,532,961
                                                               ------------

                 FEDERAL AGENCIES--14.7%
      18,000,000 Federal Home Loan Bank.....  1.250%  07/02/04   18,004,880
      25,000,000 Federal Home Loan Bank.....  1.230%  07/06/04   25,000,000
      30,000,000 Federal National Mortgage
                  Association...............  1.060%  07/20/04   30,000,000
       8,000,000 Federal Home Loan
                  Mortgage Corp.............  1.450%  11/16/04    8,000,000
       7,000,000 Federal National Mortgage
                  Association...............  1.500%  12/21/04    7,000,000
       7,000,000 Federal National Mortgage
                  Association...............  1.650%  12/30/04    7,000,000
       7,000,000 Federal National Mortgage
                  Association...............  1.520%  01/19/05    7,000,000
                                                               ------------
                                                                102,004,880
                                                               ------------

      FACE                                    INTEREST MATURITY    VALUE
     AMOUNT    ISSUE                            RATE     DATE     (NOTE 1)
   -------------------------------------------------------------------------

               FINANCE & BANKING--22.7%
   $15,000,000 Toronto Dominion
                Holdings.....................  1.110%  01/05/04 $ 14,998,150
    34,000,000 UBS Finance, Inc..............  0.980%  01/05/04   33,996,298
    15,000,000 General Electric Capital
                Corp.........................  1.110%  01/07/04   14,997,225
     2,000,000 CIT Group, Inc. (d)...........  2.400%  01/09/04    2,000,231
    20,000,000 Canadian Imperial Holding,
                Inc..........................  1.100%  01/15/04   19,991,444
    10,000,000 General Electric Capital
                Corp. (d)....................  1.141%  01/28/04   10,000,159
     5,350,000 Toronto Dominion
                Holdings.....................  1.080%  02/06/04    5,344,222
    10,000,000 Caterpillar Financial Services
                Corp.........................  1.070%  02/19/04    9,985,436
    15,000,000 Canadian Imperial Holding,
                Inc..........................  1.130%  03/01/04   14,971,750
    10,000,000 General Electric Capital
                Corp.........................  1.100%  03/03/04    9,981,056
    14,000,000 Bank of America Corp..........  1.100%  04/05/04   13,959,361
     7,000,000 Toronto Dominion
                Holdings.....................  1.090%  04/14/04    6,977,958
                                                                ------------
                                                                 157,203,290
                                                                ------------

               FINANCIAL SERVICES--10.5%
    15,000,000 Household Finance Corp........  1.090%  01/02/04   14,999,546
    32,470,000 Lehman Brothers Holdings,
                Inc..........................  0.950%  01/02/04   32,469,143
     7,000,000 Clipper Receivables Corp.
                (144A).......................  1.100%  01/05/04    6,999,145
     6,484,000 American Express Credit
                Corp.........................  1.020%  01/06/04    6,483,081
    12,000,000 American Express Credit
                Corp.........................  1.080%  04/08/04   11,964,720
                                                                ------------
                                                                  72,915,635
                                                                ------------

               FOREIGN GOVERNMENT--1.2%
     8,000,000 Province of Quebec............  1.130%  03/26/04    7,978,655
                                                                ------------

               INVESTMENT BROKERAGE--10.2%
    15,000,000 J.P. Morgan Chase & Co........  1.080%  02/05/04   14,984,250
     7,000,000 J.P. Morgan Chase & Co........  1.090%  02/11/04    6,991,310
     7,000,000 Morgan Stanley................  1.080%  02/13/04    6,990,970
    20,000,000 Morgan Stanley................  1.080%  02/17/04   19,971,800
     7,000,000 The Goldman Sachs
                Group, L.P...................  1.150%  04/19/04    6,975,627
    15,000,000 The Goldman Sachs
                Group, L.P...................  1.150%  05/17/04   14,934,354
                                                                ------------
                                                                  70,848,311
                                                                ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMERCIAL PAPER--(CONTINUED)


          FACE                            INTEREST MATURITY    VALUE
         AMOUNT    ISSUE                    RATE     DATE     (NOTE 1)
       -----------------------------------------------------------------

                   LEISURE--3.2%
       $15,000,000 Park Avenue Recreation
                    Corp.................  1.080%  01/06/04 $ 14,997,750
         7,143,000 Park Avenue Recreation
                    Corp.................  1.080%  01/13/04    7,140,428
                                                            ------------
                                                              22,138,178
                                                            ------------
                   Total Commercial Paper
                    (Cost: $688,977,761)...................  688,977,761
                                                            ------------
                   Total Investments--99.5%
                    (Cost $688,977,761) (a)................  688,977,761
                   Other assets less liabilities--0.5%.....    3,381,547
                                                            ------------
                   TOTAL NET ASSETS--100.0%................ $692,359,308
                                                            ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................            $688,977,761
       Cash........................................                   6,901
       Receivable for:
        Fund shares sold...........................               4,896,196
        Interest...................................                  91,804
                                                               ------------
         Total Assets..............................             693,972,662
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $1,251,655
       Accrued expenses:
        Management fees............................    206,455
        Service and distribution Fees..............     16,178
        Deferred trustees fees.....................    132,201
        Other expenses.............................      6,865
                                                    ----------
         Total Liabilities.........................               1,613,354
                                                               ------------
     NET ASSETS....................................            $692,359,308
                                                               ============
       Net assets consist of:
        Capital paid in............................            $692,359,308
                                                               ------------
     NET ASSETS....................................            $692,359,308
                                                               ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($610,418,534 divided by 6,104,185
      shares outstanding)..........................            $     100.00
                                                               ============
     CLASS B
     Net asset value and redemption price per share
      ($75,083,144 divided by 750,832 shares
      outstanding).................................            $     100.00
                                                               ============
     CLASS E
     Net asset value and redemption price per share
      ($6,857,630 divided by 68,576 shares
      outstanding).................................            $     100.00
                                                               ============
     Identified cost of investments................            $688,977,761
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

        INVESTMENT INCOME
          Interest...............................             $7,710,744
                                                              ----------
        EXPENSES
          Management fees........................ $2,292,997
          Service and distribution fees--Class B.    177,453
          Service and distribution fees--Class E.      3,161
          Directors fees and expenses............     15,695
          Custodian..............................     97,865
          Audit and tax services.................     22,300
          Legal..................................     13,934
          Printing...............................    136,948
          Insurance..............................      9,323
          Miscellaneous..........................      1,017
                                                  ----------
          Total expenses.........................              2,770,693
                                                              ----------
        NET INVESTMENT INCOME....................              4,940,051
                                                              ----------
        REALIZED AND UNREALIZED GAIN (LOSS)
        Realized gain (loss) on:
          Investments--net.......................        (28)
                                                  ----------
        Net gain (loss)..........................        (28)
                                                  ----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS.........................             $4,940,023
                                                              ==========

                See accompanying notes to financial statements.

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  4,940,051  $  4,773,934
  Net realized gain (loss)..........................................          (28)            0
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     4,940,023     4,773,934
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................   (4,536,341)   (4,382,363)
    Class B.........................................................     (391,196)     (391,571)
    Class E.........................................................      (12,514)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,940,051)   (4,773,934)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  302,947,860    96,623,689
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  302,947,832    96,623,689

NET ASSETS
  Beginning of the period...........................................  389,411,476   292,787,787
                                                                     ------------  ------------
  End of the period................................................. $692,359,308  $389,411,476
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of period...................................................... $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  6,858,570  $ 685,856,952   4,684,084  $ 468,408,192
  Shares issued through acquisition...........................  4,418,122    441,812,202     541,164     54,116,352
  Reinvestments...............................................     45,363      4,536,341      43,821      4,382,363
  Redemptions................................................. (8,539,381)  (853,938,071) (4,721,369)  (472,136,885)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................  2,782,674  $ 278,267,424     547,700  $  54,770,022
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    919,752  $  91,975,233     606,647  $  60,664,640
  Reinvestments...............................................      3,912        391,196       3,915        391,571
  Redemptions.................................................   (745,436)   (74,543,623)   (192,025)   (19,202,544)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    178,228  $  17,822,806     418,537  $  41,853,667
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................    149,355  $  14,935,505           0  $           0
  Reinvestments...............................................        125         12,514           0              0
  Redemptions.................................................    (80,904)    (8,090,389)          0              0
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................     68,576  $   6,857,630           0  $           0
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.  3,029,478  $ 302,947,860     966,237  $  96,623,689
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002      2001      2000      1999
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     0.80      1.41      3.88      6.05      4.85
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................     0.80      1.41      3.88      6.05      4.85
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (0.80)    (1.41)    (3.88)    (6.05)    (4.85)
                                                         --------  --------  --------  --------  --------
  Total distributions...................................    (0.80)    (1.41)    (3.88)    (6.05)    (4.85)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................      0.8       1.4       4.0       6.2       5.0
Ratio of operating expenses to average net assets (%)...     0.40      0.43      0.42      0.41      0.40
Ratio of net investment income to average net assets (%)     0.78      1.40      3.80      6.04      4.89
Net assets, end of period (000)......................... $610,419  $332,151  $277,381  $242,346  $307,712

                                                                     CLASS B                   CLASS E
                                                         ----------------------------     -----------------
                                                            YEAR ENDED     MAY 1, 2001(A) APRIL 23, 2003(A)
                                                           DECEMBER 31,       THROUGH          THROUGH
                                                         ----------------   DECEMBER 31,    DECEMBER 31,
                                                           2003     2002        2001            2003
                                                         -------  -------  -------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $100.00  $100.00     $100.00          $100.00
                                                         -------  -------     -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    0.55     1.16        1.95             0.42
                                                         -------  -------     -------          -------
  Total from investment operations......................    0.55     1.16        1.95             0.42
                                                         -------  -------     -------          -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............   (0.55)   (1.16)      (1.95)           (0.42)
                                                         -------  -------     -------          -------
  Total distributions...................................   (0.55)   (1.16)      (1.95)           (0.42)
                                                         -------  -------     -------          -------
NET ASSET VALUE, END OF PERIOD.......................... $100.00  $100.00     $100.00          $100.00
                                                         =======  =======     =======          =======
TOTAL RETURN (%)........................................     0.6      1.2         2.0 (b)          0.4 (b)
Ratio of operating expenses to average net assets (%)...    0.65     0.68        0.67 (c)         0.55 (c)
Ratio of net investment income to average net assets (%)    0.55     1.15        1.65 (c)         0.58 (c)
Net assets, end of period (000)......................... $75,083  $57,260     $15,407          $ 6,858

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--97.9% OF TOTAL NET ASSETS

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
  ---------------------------------------------------------------------------

               AEROSPACE & DEFENSE--0.4%
  $    700,000 Lockheed Martin Corp. 8.200%, 12/01/09.......... $     849,951
       900,000 Lockheed Martin Corp. 7.375%, 04/15/13..........     1,039,308
       233,000 Raytheon Co. 6.750%, 08/15/07...................       257,555
       460,000 The Boeing Co. 7.250%, 06/15/25.................       517,926
       200,000 United Technologies Corp.
                7.500%, 09/15/29...............................       243,510
                                                                -------------
                                                                    2,908,250
                                                                -------------

               AIRLINES--0.1%
       750,000 Southwest Airlines Co. 6.500%, 03/01/12.........       794,542
                                                                -------------

               ALUMINUM--0.3%
       300,000 Alcoa, Inc. 6.500%, 06/01/11....................       335,802
       400,000 Alcoa, Inc. 6.000%, 01/15/12....................       434,945
     1,000,000 Alcoa, Inc. 5.375%, 01/15/13....................     1,040,772
                                                                -------------
                                                                    1,811,519
                                                                -------------

               ASSET BACKED--1.7%
       190,000 California Infrastructure-Pacific Gas & Electric
                Co. 6.480%, 12/26/09...........................       210,626
       500,000 Centex Home Equity Loan Trust
                3.750%, 12/25/31...............................       491,790
       115,000 Chase Credit Card Owner Trust
                6.660%, 01/15/07...............................       118,829
       300,000 Chase Funding Mortgage Loan
                6.550%, 03/25/13...............................       317,353
     2,000,000 Chase Funding Mortgage Loan
                4.585%, 05/25/15...............................     1,931,807
       105,559 Chase Funding Mortgage Loan
                4.788%, 03/25/20...............................       105,462
       500,000 Chase Funding Mortgage Loan
                3.303%, 11/25/29...............................       483,025
       500,000 Chase Manhattan Auto Owner Trust
                1.520%, 05/15/07 (d)...........................       497,910
       125,000 Chemical Master Credit Card Trust I
                5.980%, 09/15/08...............................       132,698
     1,000,000 Citibank Credit Card Issuance Trust
                4.100%, 12/07/06...............................     1,024,290
       190,000 Citibank Credit Card Issuance Trust
                7.450%, 09/15/07...............................       205,475
       228,000 Citibank Credit Card Master Trust I
                5.300%, 01/09/06...............................       228,150
       600,000 Citibank Credit Card Master Trust I
                6.100%, 05/15/08...............................       649,860
     1,000,000 DaimlerChrysler Auto Trust
                3.850%, 04/06/06...............................     1,011,297
       435,000 Detroit Edison Co. 6.190%, 03/01/13.............       482,280
     1,000,000 Discover Card Master Trust I
                5.300%, 11/16/06...............................     1,014,592
       175,000 First USA Credit Card Master Trust
                5.280%, 09/18/06...............................       175,000
       157,693 PP&L Transition Bond, L.L.C.
                6.830%, 03/25/07...............................       163,330
       723,234 Reliant Energy Transition Bond
                3.840%, 09/15/07...............................       740,338

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 ASSET BACKED--(CONTINUED)
    $     13,699 Residential Asset Securities Corp.
                  5.751%, 03/25/27........................... $      13,708
         500,000 Saxon Asset Securities Trust
                  6.190%, 08/25/22...........................       504,411
         200,000 Standard Credit Card Master Trust I
                  7.250%, 04/07/08...........................       221,110
       1,000,000 WFS Financial Owner Trust
                  5.180%, 03/20/09...........................     1,035,320
                                                              -------------
                                                                 11,758,661
                                                              -------------

                 AUTO PARTS--0.0%
         300,000 Delphi Automotive Systems Corp.
                  7.125%, 05/01/29...........................       306,826
                                                              -------------

                 AUTOMOBILES--1.0%
       2,600,000 DaimlerChrylser North America Holdings Corp.
                  7.750%, 01/18/11...........................     2,973,251
         600,000 DaimlerChrysler North America Holdings Corp.
                  6.400%, 05/15/06...........................       645,137
         350,000 DaimlerChrysler North America Holdings Corp.
                  8.000%, 06/15/10...........................       401,434
         400,000 Ford Motor Co. 7.250%, 10/01/08 (c).........       430,475
         250,000 Ford Motor Co. 6.500%, 08/01/18.............       241,277
         500,000 Ford Motor Co. 6.375%, 02/01/29.............       443,859
       1,632,000 General Motors Corp. 6.750%, 05/01/28.......     1,580,361
                                                              -------------
                                                                  6,715,794
                                                              -------------

                 BANKS--1.4%
         230,000 ABN-AMRO Bank NV (New York Branch)
                  7.750%, 05/15/23...........................       266,084
         500,000 ABN-AMRO Bank NV (New York Branch)
                  7.125%, 10/15/93...........................       552,081
         500,000 Bank of America Corp. 5.250%, 02/01/07......       534,622
         150,000 Bank of America Corp. 7.800%, 02/15/10......       177,959
       1,000,000 Bank of America Corp. 4.750%, 08/15/13......       980,045
       1,000,000 Bank of America Corp. 5.125%, 11/15/14......       996,808
         250,000 Bank One Corp. 7.625%, 08/01/05.............       271,915
       1,500,000 Bank One Corp. 7.600%, 05/01/07.............     1,712,549
         500,000 Bank One NA Illinois 5.500%, 03/26/07.......       538,321
         800,000 Bank One Texas NA 6.250%, 02/15/08..........       881,249
       1,000,000 MBNA America Bank National
                  7.125%, 11/15/12...........................     1,141,993
         300,000 Wells Fargo & Co. 5.900%, 05/21/06..........       323,975
         500,000 Wells Fargo & Co. 5.125%, 02/15/07..........       533,197
         500,000 Wells Fargo & Co. 5.125%, 09/01/12..........       511,271
                                                              -------------
                                                                  9,422,069
                                                              -------------

                 BUILDING & CONSTRUCTION--0.1%
         500,000 Centex Corp. 7.500%, 01/15/12...............       577,141
                                                              -------------

                 CHEMICALS--0.5%
       2,000,000 Chevron Phillips Chemical Co., L.L.C.
                  5.375%, 06/15/07...........................     2,131,661
         300,000 E. I. du Pont de Nemours
                  6.875%, 10/15/09...........................       348,926

 See accompanying notes to statement of investments and financial statements.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 CHEMICALS--(CONTINUED)
    $    500,000 Praxair, Inc. 6.625%, 10/15/07.............. $     557,274
         300,000 Rohm & Haas Co. 7.400%, 07/15/09............       350,766
                                                              -------------
                                                                  3,388,627
                                                              -------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--2.5%
         800,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.080%, 06/15/09......................       915,293
         200,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.780%, 02/15/32......................       236,767
       1,000,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 8.134%, 02/15/32 (d)..................     1,186,567
         500,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 5.610%, 11/15/33......................       535,921
         500,000 Bear Stearns Commercial Mortgage Securities
                  Inc. 6.480%, 02/15/35,.....................       561,410
         250,000 Chase Commercial Mortgage Securities Corp.
                  6.390%, 11/18/30...........................       277,603
         500,000 First Union Commercial Mortgage Trust
                  6.070%, 10/15/35...........................       548,854
         450,000 First Union Lehman Brothers Bank of America
                  Commercial Mortgage Trust
                  6.560%, 11/18/35...........................       501,602
       1,000,000 J.P. Morgan Chase Commercial Mortgage
                  Securities 6.044%, 11/15/35................     1,093,328
       1,449,743 J.P. Morgan Chase Commercial Mortgage
                  Securities 4.275%, 01/12/37................     1,466,134
       2,000,000 LB-UBS Commercial Mortgage Trust
                  6.653%, 11/15/27...........................     2,261,814
         500,000 LB-UBS Commercial Mortgage Trust
                  6.462%, 03/15/31...........................       560,215
         250,000 Lehman Brothers Commercial Conduit Mortgage
                  Trust 6.210%, 10/15/35.....................       275,012
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.550%, 03/15/30...........................     1,107,147
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.540%, 07/15/30...........................     1,113,255
         700,000 Morgan Stanley Dean Witter Capital I Trust
                  7.200%, 10/15/33...........................       810,510
         500,000 Morgan Stanley Dean Witter Capital I Trust
                  4.800%, 09/15/37...........................       512,385
       1,000,000 Salomon Brothers Commercial Mortgage Trust
                  6.428%, 12/18/35...........................     1,111,156
         500,000 Salomon Brothers Commercial Mortgage Trust
                  5.045%, 03/18/36...........................       507,529
         400,000 Structured Asset Securities Corp.
                  6.950%, 10/12/34...........................       440,637
       1,000,000 Trizechahn Office Properties Trust (144A)
                  6.211%, 03/15/13...........................     1,086,256
                                                              -------------
                                                                 17,109,395
                                                              -------------

                 COMPUTERS & BUSINESS EQUIPMENT--0.3%
       1,000,000 International Business Machines Corp.
                  7.500%, 06/15/13...........................     1,203,855

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
      $    425,000 International Business Machines Corp.
                    8.375%, 11/01/19........................ $     556,062
                                                             -------------
                                                                 1,759,917
                                                             -------------

                   CONGLOMERATES--0.2%
           930,000 General Electric Co. 5.000%, 02/01/13....       941,272
           300,000 Honeywell International, Inc.
                    7.500%, 03/01/10 (c)....................       352,672
                                                             -------------
                                                                 1,293,944
                                                             -------------

                   CONSTRUCTION MATERIALS--0.0%
           250,000 Caterpillar, Inc. 7.250%, 09/15/09.......       291,806
                                                             -------------

                   COSMETICS & PERSONAL CARE--0.2%
           400,000 Procter & Gamble Co. 6.600%, 12/15/04....       419,852
           850,000 Procter & Gamble Co. 6.875%, 09/15/09 (c)       980,222
           200,000 Procter & Gamble Co. 6.450%, 01/15/26....       220,501
                                                             -------------
                                                                 1,620,575
                                                             -------------

                   DRUGS & HEATH CARE--0.4%
           300,000 Abbott Laboratories 5.625%, 07/01/06.....       322,547
           400,000 Anthem, Inc. 6.800%, 08/01/12............       450,830
           500,000 Bristol-Myers Squibb Co. 4.750%, 10/01/06       526,906
           970,000 Bristol-Myers Squibb Co. (144A)
                    5.250%, 08/15/13........................     1,000,781
           250,000 Johnson & Johnson 6.950%, 09/01/29.......       294,415
           300,000 Merck & Co., Inc. 5.950%, 12/01/28.......       311,037
                                                             -------------
                                                                 2,906,516
                                                             -------------

                   ELECTRICAL UTILITIES--1.5%
           235,000 Commonwealth Edison Co.
                    6.400%, 10/15/05........................       251,813
           150,000 Consolidated Edison Co. of New York, Inc.
                    6.450%, 12/01/07........................       167,420
         1,000,000 Consolidated Edison Co. of New York, Inc.
                    7.500%, 09/01/10........................     1,192,054
         1,445,000 Dominion Resources, Inc. 7.625%, 07/15/05     1,564,273
           300,000 Dominion Resources, Inc. 8.125%, 06/15/10       360,908
           500,000 Duke Energy Co. 6.250%, 01/15/12.........       540,498
           300,000 Exelon Generation Co., L.L.C.
                    6.950%, 06/15/11........................       334,783
         1,081,000 K N Energy, Inc. 6.650%, 03/01/05........     1,138,838
           226,829 Niagara Mohawk Power Corp.
                    7.625%, 10/01/05........................       246,682
           950,000 Oncor Electric Delivery Co.
                    7.000%, 05/01/32........................     1,050,462
           500,000 Progress Energy, Inc. 7.000%, 10/30/31...       539,928
           500,000 PSE&G Power, L.L.C. 7.750%, 04/15/11.....       585,974
         1,000,000 PSE&G Power, L.L.C. 8.625%, 04/15/31.....     1,288,001
           600,000 Puget Sound Energy, Inc. 7.960%, 02/22/10       699,350
           400,000 Virginia Electric & Power Co.
                    5.375%, 02/01/07........................       426,360
                                                             -------------
                                                                10,387,344
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          -----------------------------------------------------------

                       ENVIRONMENTAL CONTROL--0.2%
          $  1,265,000 USA Waste Services, Inc.
                        7.000%, 07/15/28............... $   1,353,031
                                                        -------------

                       FEDERAL AGENCIES--45.6%
             1,000,000 Federal Farm Credit Bank
                        5.750%, 01/18/11...............     1,091,042
             3,800,000 Federal Home Loan Bank
                        3.875%, 12/15/04...............     3,890,820
             5,000,000 Federal Home Loan Bank
                        6.500%, 11/15/05 (c)...........     5,407,049
             2,500,000 Federal Home Loan Bank
                        4.125%, 11/15/06...............     2,600,150
             1,070,000 Federal Home Loan Bank
                        7.250%, 02/15/07...............     1,210,395
             1,500,000 Federal Home Loan Bank
                        4.250%, 11/13/09...............     1,526,295
             1,000,000 Federal Home Loan Bank
                        3.875%, 02/12/10...............       991,680
             1,500,000 Federal Home Loan Bank
                        3.875%, 06/14/13 (c)...........     1,413,735
             6,904,178 Federal Home Loan Bank
                        4.500%, 10/01/18...............     6,911,390
             6,000,000 Federal Home Loan Mortgage Corp.
                        1.875%, 01/15/05...............     6,028,200
             7,000,000 Federal Home Loan Mortgage Corp.
                        1.750%, 05/15/05...............     7,016,170
             4,000,000 Federal Home Loan Mortgage Corp.
                        2.875%, 09/15/05...............     4,069,840
             6,500,000 Federal Home Loan Mortgage Corp.
                        3.500%, 09/15/07...............     6,608,420
             2,875,000 Federal Home Loan Mortgage Corp.
                        7.000%, 03/15/10...............     3,348,397
               122,430 Federal Home Loan Mortgage Corp.
                        7.000%, 06/01/11...............       130,006
               135,478 Federal Home Loan Mortgage Corp.
                        7.000%, 12/01/15...............       143,777
               292,757 Federal Home Loan Mortgage Corp.
                        7.500%, 03/01/16...............       312,830
               335,263 Federal Home Loan Mortgage Corp.
                        6.000%, 04/01/16...............       351,538
             3,444,839 Federal Home Loan Mortgage Corp.
                        6.000%, 05/01/17...............     3,612,679
             2,563,673 Federal Home Loan Mortgage Corp.
                        5.500%, 11/01/17...............     2,660,342
            14,175,402 Federal Home Loan Mortgage Corp.
                        5.000%, 05/01/18...............    14,470,460
             3,935,202 Federal Home Loan Mortgage Corp.
                        4.500%, 09/01/18...............     3,943,894
               203,749 Federal Home Loan Mortgage Corp.
                        7.500%, 08/01/24...............       219,419
                40,437 Federal Home Loan Mortgage Corp.
                        7.500%, 11/01/24...............        43,547
                50,367 Federal Home Loan Mortgage Corp.
                        7.500%, 10/01/26...............        54,241
                54,454 Federal Home Loan Mortgage Corp.
                        8.000%, 02/01/27...............        58,738

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          -----------------------------------------------------------

                       FEDERAL AGENCIES--(CONTINUED)
          $    180,219 Federal Home Loan Mortgage Corp.
                        7.500%, 10/01/27............... $     192,803
                33,170 Federal Home Loan Mortgage Corp.
                        7.000%, 12/01/27...............        35,073
               107,171 Federal Home Loan Mortgage Corp.
                        8.000%, 10/01/28...............       115,602
               294,225 Federal Home Loan Mortgage Corp.
                        6.000%, 11/01/28...............       304,687
                79,865 Federal Home Loan Mortgage Corp.
                        7.000%, 11/01/28...............        84,405
               179,447 Federal Home Loan Mortgage Corp.
                        6.000%, 12/01/28...............       185,827
               343,769 Federal Home Loan Mortgage Corp.
                        6.000%, 02/01/29...............       355,803
               225,405 Federal Home Loan Mortgage Corp.
                        6.000%, 04/01/29...............       233,296
                72,785 Federal Home Loan Mortgage Corp.
                        7.000%, 04/01/29...............        76,880
                82,412 Federal Home Loan Mortgage Corp.
                        6.000%, 05/01/29...............        85,297
                49,069 Federal Home Loan Mortgage Corp.
                        7.000%, 05/01/29...............        51,829
               124,856 Federal Home Loan Mortgage Corp.
                        7.000%, 06/01/29...............       131,880
               302,212 Federal Home Loan Mortgage Corp.
                        7.000%, 07/01/29...............       319,212
               110,791 Federal Home Loan Mortgage Corp.
                        6.500%, 10/01/29...............       115,979
               297,563 Federal Home Loan Mortgage Corp.
                        7.500%, 10/01/29...............       318,233
               131,489 Federal Home Loan Mortgage Corp.
                        6.500%, 02/01/30...............       137,647
               230,442 Federal Home Loan Mortgage Corp.
                        7.500%, 05/01/30...............       246,376
               839,803 Federal Home Loan Mortgage Corp.
                        7.000%, 01/01/31...............       887,159
               965,000 Federal Home Loan Mortgage Corp.
                        6.750%, 03/15/31...............     1,114,170
               132,578 Federal Home Loan Mortgage Corp.
                        6.000%, 06/01/31...............       137,140
                34,590 Federal Home Loan Mortgage Corp.
                        6.000%, 07/01/31...............        35,780
             1,102,430 Federal Home Loan Mortgage Corp.
                        6.000%, 08/01/31...............     1,140,362
               373,239 Federal Home Loan Mortgage Corp.
                        6.500%, 08/01/31...............       390,611
             1,136,787 Federal Home Loan Mortgage Corp.
                        6.000%, 09/01/31...............     1,175,901
               193,977 Federal Home Loan Mortgage Corp.
                        6.500%, 10/01/31...............       203,006
               771,606 Federal Home Loan Mortgage Corp.
                        6.500%, 11/01/31...............       807,522
               816,513 Federal Home Loan Mortgage Corp.
                        7.000%, 12/01/31...............       862,556
             6,361,969 Federal Home Loan Mortgage Corp.
                        6.500%, 03/01/32...............     6,660,231

 See accompanying notes to statement of investments and financial statements.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $  3,081,990 Federal Home Loan Mortgage Corp.
                      6.000%, 04/01/32.................... $   3,189,001
           7,316,851 Federal Home Loan Mortgage Corp.
                      6.500%, 04/01/32....................     7,659,880
           1,000,000 Federal Home Loan Mortgage Corp.
                      6.250%, 07/15/32 (c)................     1,087,210
             789,094 Federal Home Loan Mortgage Corp.
                      6.000%, 11/01/32....................       816,492
           3,487,147 Federal Home Loan Mortgage Corp.
                      5.000%, 10/01/33....................     3,443,878
           3,850,000 Federal National Mortgage Association
                      7.000%, 07/15/05 (c)................     4,158,809
           5,500,000 Federal National Mortgage Association
                      4.750%, 01/02/07....................     5,800,960
           3,025,000 Federal National Mortgage Association
                      3.250%, 08/15/08 (c)................     2,997,140
             950,000 Federal National Mortgage Association
                      5.500%, 03/15/11....................     1,023,758
           4,500,000 Federal National Mortgage Association
                      5.375%, 11/15/11 (c)................     4,789,485
             138,075 Federal National Mortgage Association
                      7.000%, 04/01/12....................       147,171
           5,200,000 Federal National Mortgage Association
                      4.375%, 09/15/12 (c)................     5,138,328
              96,238 Federal National Mortgage Association
                      6.500%, 01/01/13....................       102,040
               5,714 Federal National Mortgage Association
                      6.500%, 04/01/13....................         6,059
             291,539 Federal National Mortgage Association
                      6.500%, 06/01/13....................       309,113
               6,782 Federal National Mortgage Association
                      6.500%, 07/01/13....................         7,190
           1,909,491 Federal National Mortgage Association
                      6.000%, 10/01/13....................     2,008,416
             130,143 Federal National Mortgage Association
                      7.000%, 02/01/14....................       138,716
             384,448 Federal National Mortgage Association
                      6.000%, 03/01/14....................       404,160
              58,033 Federal National Mortgage Association
                      6.000%, 06/01/14....................        61,009
             141,248 Federal National Mortgage Association
                      6.500%, 06/01/14....................       149,629
             316,388 Federal National Mortgage Association
                      6.000%, 07/01/14....................       332,611
             116,303 Federal National Mortgage Association
                      6.000%, 09/01/14....................       122,267
             124,524 Federal National Mortgage Association
                      7.500%, 08/01/15....................       132,482
          12,087,198 Federal National Mortgage Association
                      6.500%, 04/01/17....................    12,806,230
           3,055,277 Federal National Mortgage Association
                      6.000%, 09/01/17....................     3,206,382
           3,005,127 Federal National Mortgage Association
                      5.500%, 11/01/17....................     3,118,435
           1,362,241 Federal National Mortgage Association
                      5.500%, 02/01/18....................     1,414,122

            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $  8,784,496 Federal National Mortgage Association
                      4.500%, 07/01/18.................... $   8,812,060
             385,533 Federal National Mortgage Association
                      7.000%, 10/01/21....................       407,866
           2,912,489 Federal National Mortgage Association
                      5.500%, 07/01/23....................     2,979,213
              94,821 Federal National Mortgage Association
                      7.500%, 09/01/25....................       101,661
               6,039 Federal National Mortgage Association
                      7.000%, 06/01/26....................         6,402
              94,648 Federal National Mortgage Association
                      7.500%, 06/01/26....................       101,319
               4,212 Federal National Mortgage Association
                      8.000%, 10/01/26....................         4,546
               9,764 Federal National Mortgage Association
                      7.500%, 09/01/27....................        10,426
               5,599 Federal National Mortgage Association
                      7.500%, 11/01/27....................         5,978
               3,424 Federal National Mortgage Association
                      7.500%, 12/01/27....................         3,656
              89,284 Federal National Mortgage Association
                      7.500%, 03/01/28....................        95,316
           1,614,320 Federal National Mortgage Association
                      6.500%, 05/01/28....................     1,688,317
             171,928 Federal National Mortgage Association
                      7.000%, 06/01/28....................       181,846
             228,655 Federal National Mortgage Association
                      6.000%, 08/01/28....................       236,790
               1,341 Federal National Mortgage Association
                      7.500%, 08/01/28....................         1,431
              46,133 Federal National Mortgage Association
                      6.000%, 11/01/28....................        47,775
              33,097 Federal National Mortgage Association
                      6.000%, 12/01/28....................        34,274
           2,696,501 Federal National Mortgage Association
                      6.500%, 12/01/28....................     2,820,103
             136,462 Federal National Mortgage Association
                      6.500%, 03/01/29....................       142,729
             851,054 Federal National Mortgage Association
                      6.500%, 04/01/29....................       890,134
              68,728 Federal National Mortgage Association
                      6.500%, 05/01/29....................        71,884
           1,650,000 Federal National Mortgage Association
                      6.250%, 05/15/29 (c)................     1,786,669
             242,563 Federal National Mortgage Association
                      7.500%, 07/01/29....................       258,990
              24,885 Federal National Mortgage Association
                      6.500%, 08/01/29....................        26,028
             282,071 Federal National Mortgage Association
                      7.000%, 09/01/29....................       298,367
             254,175 Federal National Mortgage Association
                      7.000%, 10/01/29....................       268,859
              99,488 Federal National Mortgage Association
                      7.500%, 10/01/29....................       106,205
               3,977 Federal National Mortgage Association
                      8.000%, 11/01/29....................         4,280

 See accompanying notes to statement of investments and financial statements.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $      7,871 Federal National Mortgage Association
                      7.000%, 12/01/29.................... $       8,326
             846,021 Federal National Mortgage Association
                      6.500%, 05/01/30....................       884,870
              82,447 Federal National Mortgage Association
                      8.000%, 05/01/30....................        88,661
           2,675,000 Federal National Mortgage Association
                      7.250%, 05/15/30 (c)................     3,265,587
              80,185 Federal National Mortgage Association
                      7.500%, 07/01/30....................        85,568
             115,072 Federal National Mortgage Association
                      8.000%, 11/01/30....................       123,747
              81,368 Federal National Mortgage Association
                      8.000%, 01/01/31....................        87,502
             162,652 Federal National Mortgage Association
                      8.000%, 02/01/31....................       174,912
             838,565 Federal National Mortgage Association
                      6.000%, 06/01/31....................       867,379
             585,741 Federal National Mortgage Association
                      6.500%, 09/01/31....................       612,458
           3,083,008 Federal National Mortgage Association
                      7.000%, 01/01/32....................     3,259,882
             167,238 Federal National Mortgage Association
                      6.500%, 02/01/32....................       176,638
             479,886 Federal National Mortgage Association
                      7.000%, 04/01/32....................       507,511
           1,486,274 Federal National Mortgage Association
                      6.500%, 06/01/32....................     1,554,500
           2,256,501 Federal National Mortgage Association
                      7.000%, 06/01/32....................     2,386,401
           3,642,687 Federal National Mortgage Association
                      6.000%, 09/01/32....................     3,768,787
           2,081,101 Federal National Mortgage Association
                      5.500%, 10/01/32....................     2,112,431
           1,513,707 Federal National Mortgage Association
                      6.000%, 01/01/33....................     1,566,107
           4,806,563 Federal National Mortgage Association
                      5.500%, 02/01/33....................     4,879,381
           2,412,090 Federal National Mortgage Association
                      6.000%, 02/01/33....................     2,496,741
           7,379,299 Federal National Mortgage Association
                      5.500%, 03/01/33....................     7,491,094
           4,743,185 Federal National Mortgage Association
                      6.000%, 03/01/33....................     4,909,646
           5,961,213 Federal National Mortgage Association
                      6.000%, 04/01/33....................     6,170,422
          14,514,966 Federal National Mortgage Association
                      5.500%, 05/01/33....................    14,734,865
           8,142,070 Federal National Mortgage Association
                      6.000%, 05/01/33....................     8,427,816
           3,864,843 Federal National Mortgage Association
                      5.000%, 07/01/33....................     3,831,617
           4,963,338 Federal National Mortgage Association
                      5.000%, 08/01/33....................     4,920,669
           9,377,159 Federal National Mortgage Association
                      5.500%, 08/01/33....................     9,519,220

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $  4,199,067 Federal National Mortgage Association
                    5.000%, 09/01/33....................... $   4,157,462
         6,155,716 Federal National Mortgage Association
                    6.500%, 09/01/33.......................     6,444,099
        13,889,140 Federal National Mortgage Association
                    5.000%, 10/01/33.......................    13,766,245
         1,988,387 Federal National Mortgage Association
                    5.500%, 10/01/33.......................     2,015,289
         2,812,683 Federal National Mortgage Association
                    6.500%, 10/01/33.......................     2,944,452
           300,000 Federal National Mortgage Association
                    6.210%, 08/06/38 (c)...................       323,127
            18,117 Government National Mortgage Association
                    8.000%, 09/15/16.......................        19,954
            25,351 Government National Mortgage Association
                    6.500%, 05/15/23.......................        27,015
           153,517 Government National Mortgage Association
                    9.000%, 11/15/24.......................       169,677
            34,792 Government National Mortgage Association
                    8.000%, 08/15/26.......................        37,938
            42,202 Government National Mortgage Association
                    8.000%, 09/15/26.......................        46,018
           581,828 Government National Mortgage Association
                    6.500%, 02/15/27.......................       616,791
             1,248 Government National Mortgage Association
                    7.000%, 04/15/27.......................         1,336
            34,006 Government National Mortgage Association
                    8.000%, 04/15/27.......................        36,872
            33,711 Government National Mortgage Association
                    8.000%, 05/15/27.......................        36,552
           145,296 Government National Mortgage Association
                    7.000%, 01/15/28.......................       155,014
            68,814 Government National Mortgage Association
                    7.500%, 02/20/28.......................        73,617
           105,485 Government National Mortgage Association
                    7.000%, 04/15/28.......................       112,540
           117,380 Government National Mortgage Association
                    7.000%, 05/15/28.......................       125,231
           137,489 Government National Mortgage Association
                    7.000%, 06/15/28.......................       146,684
           166,467 Government National Mortgage Association
                    6.500%, 07/15/28.......................       175,807
           214,359 Government National Mortgage Association
                    6.500%, 08/15/28.......................       226,386
            82,674 Government National Mortgage Association
                    7.000%, 10/15/28.......................        88,204
           175,061 Government National Mortgage Association
                    6.500%, 11/15/28.......................       184,884
            33,654 Government National Mortgage Association
                    6.500%, 12/15/28.......................        35,542
           134,817 Government National Mortgage Association
                    6.000%, 01/15/29.......................       140,440
            62,792 Government National Mortgage Association
                    7.000%, 06/15/29.......................        66,909
           133,910 Government National Mortgage Association
                    8.000%, 06/15/29.......................       145,012

 See accompanying notes to statement of investments and financial statements.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $     82,525 Government National Mortgage Association
                    6.500%, 07/15/29....................... $      87,114
            83,994 Government National Mortgage Association
                    7.500%, 08/15/29.......................        89,930
           125,175 Government National Mortgage Association
                    7.000%, 09/15/29.......................       133,381
           120,881 Government National Mortgage Association
                    7.500%, 04/15/30.......................       129,433
            28,646 Government National Mortgage Association
                    7.000%, 01/15/31.......................        30,481
           174,075 Government National Mortgage Association
                    7.000%, 03/15/31.......................       185,225
           710,115 Government National Mortgage Association
                    6.500%, 06/20/31.......................       747,023
         1,406,350 Government National Mortgage Association
                    7.000%, 08/15/31.......................     1,496,436
         1,542,285 Government National Mortgage Association
                    7.000%, 02/15/32.......................     1,641,091
         1,639,000 Government National Mortgage Association
                    6.500%, 07/15/32.......................     1,729,264
           905,300 Government National Mortgage Association
                    7.000%, 07/15/32.......................       963,297
         4,862,804 Government National Mortgage Association
                    6.000%, 01/15/33.......................     5,063,567
         1,000,000 Tennessee Valley Authority
                    6.000%, 03/15/13.......................     1,103,750
                                                            -------------
                                                              315,116,245
                                                            -------------

                   FINANCE & BANKING--4.8%
           150,000 Allstate Corp. 6.900%, 05/15/38 (c).....       168,771
         1,000,000 American General Finance Corp.
                    5.375%, 10/01/12.......................     1,030,307
           600,000 Associates Corp. North America
                    6.250%, 11/01/08.......................       666,078
         1,700,000 Associates Corp. North America
                    6.950%, 11/01/18.......................     1,965,847
           500,000 AXA Financial, Inc. 7.750%, 08/01/10 (c)       590,334
           300,000 Bank of America Corp. 7.400%, 01/15/11..       351,332
           750,000 BellSouth Capital Funding Corp.
                    7.750%, 02/15/10.......................       879,159
           550,000 Boeing Capital Corp. 5.650%, 05/15/06...       586,407
           200,000 Capital One Bank 6.700%, 05/15/08.......       219,545
           151,000 Chase Manhattan Corp. 7.125%, 02/01/07..       169,370
           350,000 Chubb Corp. 6.000%, 11/15/11............       380,517
           400,000 CIT Group, Inc. 7.750%, 04/02/12 (c)....       472,021
           500,000 Countrywide Funding Corp.
                    5.625%, 05/15/07.......................       538,002
           250,000 Equitable Cos., Inc. 6.500%, 04/01/08...       277,206
           200,000 First Industrial, L.P. 6.875%, 04/15/12.       219,301
         3,750,000 Wachovia Corp. 7.550%, 08/18/05.........     4,083,849
           500,000 Fleet National Bank 5.750%, 01/15/09....       541,612
           250,000 FleetBoston Financial Corp.
                    7.250%, 09/15/05.......................       271,922
           500,000 FleetBoston Financial Corp.
                    4.875%, 12/01/06.......................       529,503

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $  1,200,000 Ford Motor Credit Co. 6.500%, 01/25/07...... $   1,278,354
       1,000,000 Ford Motor Credit Co. 7.750%, 02/15/07......     1,095,839
       1,000,000 Ford Motor Credit Co. 7.375%, 10/28/09......     1,096,075
         300,000 Ford Motor Credit Co. 7.375%, 02/01/11......       325,966
         400,000 General Electric Capital Corp.
                  5.375%, 03/15/07 (c).......................       429,750
       1,000,000 General Electric Capital Corp.
                  6.000%, 06/15/12...........................     1,083,801
         200,000 General Electric Capital Corp.
                  6.750%, 03/15/32...........................       221,663
         100,000 General Electric Capital Corp.
                  7.500%, 08/21/35...........................       121,104
       1,000,000 General Motors Acceptance Corp.
                  7.500%, 07/15/05...........................     1,074,650
       1,000,000 General Motors Acceptance Corp.
                  6.750%, 01/15/06...........................     1,072,488
         600,000 General Motors Acceptance Corp.
                  6.125%, 02/01/07...........................       642,283
         250,000 General Motors Acceptance Corp.
                  5.850%, 01/14/09...........................       266,712
         600,000 General Motors Acceptance Corp.
                  7.750%, 01/19/10...........................       676,439
         300,000 General Motors Acceptance Corp.
                  7.250%, 03/02/11...........................       329,555
       1,500,000 Heller Financial, Inc. 6.375%, 03/15/06.....     1,629,210
         350,000 Heller Financial, Inc. 7.375%, 11/01/09.....       409,969
         350,000 Household Finance Corp. 8.000%, 05/09/05....       378,978
         500,000 Household Finance Corp. 5.750%, 01/30/07....       539,610
         300,000 Household Finance Corp. 8.000%, 07/15/10....       358,658
         100,000 Household Finance Corp. 7.000%, 05/15/12....       114,103
         500,000 KFW International Finance, Inc.
                  4.750%, 01/24/07...........................       530,774
       1,000,000 KFW International Finance, Inc.
                  8.000%, 02/15/10...........................     1,219,681
         250,000 Mellon Funding Corp. 6.400%, 05/14/11.......       280,279
       1,000,000 National Rural Utilities Cooperative Finance
                  Corp. 6.200%, 02/01/08.....................     1,098,800
         300,000 National Rural Utilities Cooperative Finance
                  Corp. 8.000%, 03/01/32.....................       372,304
         500,000 Southern Co. Capital Funding
                  5.300%, 02/01/07...........................       529,589
         350,000 Speiker Properties, L.P. 7.350%, 12/01/17...       394,382
         500,000 SunTrust Bank (Atlanta) 7.250%, 09/15/06....       559,573
          17,843 Vanderbilt Mortgage & Finance, Inc.
                  6.120%, 02/07/15...........................        17,853
          41,544 Vanderbilt Mortgage & Finance, Inc.
                  6.080%, 12/07/15...........................        42,735
         500,000 Wachovia Corp. 4.950%, 11/01/06.............       530,262
         500,000 Washington Mutual, Inc. 5.625%, 01/15/07....       537,605
                                                              -------------
                                                                 33,200,127
                                                              -------------

                 FINANCIAL SERVICES--0.6%
         300,000 Bell Atlantic Financial Services, Inc.
                  7.600%, 03/15/07...........................       340,269
       2,000,000 Citigroup, Inc. 5.750%, 05/10/06............     2,150,998

 See accompanying notes to statement of investments and financial statements.

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  FINANCIAL SERVICES--(CONTINUED)
     $    500,000 Citigroup, Inc. 3.500%, 02/01/08........... $     501,561
          750,000 Citigroup, Inc. 6.200%, 03/15/09...........       832,488
          250,000 Wells Fargo Financial, Inc.
                   7.000%, 11/01/05..........................       272,038
                                                              -------------
                                                                  4,097,354
                                                              -------------

                  FOOD & BEVERAGES--1.0%
          500,000 Anheuser-Busch Cos., Inc. 7.500%, 03/15/12.       598,769
          200,000 Archer-Daniels-Midland Co.
                   8.875%, 04/15/11..........................       253,227
          400,000 Campbell Soup Co. 5.500%, 03/15/07.........       430,887
          300,000 Coca-Cola Enterprises, Inc.
                   6.950%, 11/15/26..........................       341,625
          500,000 ConAgra Foods, Inc. 6.000%, 09/15/06.......       539,963
          300,000 Fred Meye, Inc. 7.450%, 03/01/08...........       342,307
          400,000 General Mills, Inc. 5.125%, 02/15/07.......       424,578
        2,000,000 General Mills, Inc. 6.000%, 02/15/12.......     2,139,886
          900,000 Kraft Foods, Inc. 6.250%, 06/01/12.........       978,859
          300,000 Pepsi Bottling Group, Inc. 7.000%, 03/01/29       342,434
          300,000 Unilever Capital Corp. 7.125%, 11/01/10....       349,060
                                                              -------------
                                                                  6,741,595
                                                              -------------

                  FOREST PRODUCTS & PAPER--0.4%
          500,000 International Paper Co. 8.125%, 07/08/05...       543,298
          250,000 International Paper Co. 6.875%, 04/15/29...       265,336
        1,000,000 MeadWestvaco Corp. 6.850%, 04/01/12........     1,099,380
          500,000 Weyerhaeuser Co. 7.375%, 03/15/32..........       541,642
                                                              -------------
                                                                  2,449,656
                                                              -------------

                  GAS & OIL--0.9%
          600,000 Anadarko Petroleum Corp.
                   5.375%, 03/01/07..........................       635,690
          300,000 Atlantic Richfield Co. 5.900%, 04/15/09....       331,973
          300,000 Conoco, Inc. 6.950%, 04/15/29..............       340,566
        1,900,000 Devon Financing Corp. 6.875%, 09/30/11.....     2,145,442
          750,000 Kinder Morgan Energy Partners, L.P.
                   6.750%, 03/15/11..........................       835,092
          300,000 Occidental Petroleum Corp.
                   7.375%, 11/15/08..........................       347,613
          300,000 Phillips Petroleum Co. 6.375%, 03/30/09 (c)       335,905
          250,000 Texaco Capital, Inc. 6.000%, 06/15/05......       265,434
          300,000 Tosco Corp. 7.625%, 05/15/06...............       334,840
          300,000 Transocean Sedco Forex, Inc.
                   7.500%, 04/15/31..........................       343,047
                                                              -------------
                                                                  5,915,602
                                                              -------------

                  GAS & PIPELINE UTILITIES--0.1%
        1,000,000 Southern California Gas Co.
                   4.800%, 10/01/12 (c)......................       999,010
                                                              -------------

                  INDUSTRIAL MACHINERY--0.0%
          300,000 Deere & Co. 7.850%, 05/15/10...............       357,884
                                                              -------------

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   INSURANCE--0.3%
      $    250,000 American General Capital II
                    8.500%, 07/01/30....................... $     327,062
           500,000 GE Global Insurance Holding Corp.
                    7.500%, 06/15/10.......................       576,773
           105,000 Hartford Financial Services Group, Inc.
                    6.375%, 11/01/08.......................       115,869
           780,000 Hartford Life, Inc. 7.650%, 06/15/27....       931,729
                                                            -------------
                                                                1,951,433
                                                            -------------

                   INVESTMENT BROKERAGE--1.7%
           500,000 Bear Stearns Co., Inc. 5.700%, 01/15/07.       539,441
           250,000 Bear Stearns Co., Inc. 7.800%, 08/15/07.       288,497
           900,000 Bear Stearns Co., Inc. 5.700%, 11/15/14.       936,726
           250,000 Citigroup, Inc. 7.250%, 10/01/10........       290,832
           300,000 Donaldson Lufkin & Jenrette
                    6.500%, 06/01/08.......................       332,292
           750,000 Goldman Sachs Group, Inc.
                    6.650%, 05/15/09.......................       846,076
         1,000,000 Goldman Sachs Group, Inc.
                    5.700%, 09/01/12.......................     1,049,889
           350,000 J.P. Morgan Chase & Co. 5.350%, 03/01/07       374,701
           500,000 J.P. Morgan Chase & Co. 5.250%, 05/30/07       534,198
           250,000 J.P. Morgan Chase & Co. 6.750%, 02/01/11       282,119
         2,000,000 Lehman Brothers Holdings, Inc.
                    7.750%, 01/15/05.......................     2,128,514
           500,000 Lehman Brothers Holdings, Inc.
                    6.250%, 05/15/06.......................       543,090
           250,000 Merrill Lynch & Co. 6.375%, 10/15/08....       278,194
           200,000 Merrill Lynch & Co. 6.500%, 07/15/18....       220,406
           500,000 Morgan Stanley 6.100%, 04/15/06.........       540,536
         1,500,000 Morgan Stanley 5.800%, 04/01/07.........     1,623,883
           300,000 Morgan Stanley 8.000%, 06/15/10.........       358,754
           340,000 Paine Webber Group, Inc.
                    6.550%, 04/15/08.......................       379,840
                                                            -------------
                                                               11,547,988
                                                            -------------

                   LEISURE--0.1%
           500,000 Carnival Corp. 6.150%, 04/15/08.........       543,427
                                                            -------------

                   MEDIA--1.5%
         1,000,000 AOL Time Warner, Inc. 6.150%, 05/01/07..     1,088,984
           300,000 AOL Time Warner, Inc. 7.625%, 04/15/31..       345,711
           500,000 Belo Corp. 8.000%, 11/01/08.............       588,829
         1,800,000 CBS, Inc. 7.150%, 05/20/05 (c)..........     1,930,739
           600,000 Clear Channel Communications, Inc.
                    6.000%, 11/01/06.......................       648,942
           250,000 Comcast Cable Communications
                    8.375%, 05/01/07.......................       288,209
         1,445,000 Comcast Corp. 5.300%, 01/15/14..........     1,441,270
           250,000 Cox Communications, Inc.
                    7.750%, 11/01/10.......................       294,695
           300,000 News America Holdings, Inc.
                    7.375%, 10/17/08 (c)...................       345,210
           800,000 News America, Inc. 6.625%, 01/09/08 (c).       893,882
           250,000 The Walt Disney Co. 7.300%, 02/08/05....       264,800

 See accompanying notes to statement of investments and financial statements.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  MEDIA--(CONTINUED)
     $  1,000,000 The Walt Disney Co. 6.750%, 03/30/06...... $   1,090,516
          200,000 The Walt Disney Co. 6.375%, 03/01/12......       219,883
          250,000 Time Warner Entertainment Co., L.P.
                   7.250%, 09/01/08.........................       285,667
          418,000 Time Warner, Inc. 9.125%, 01/15/13........       527,747
                                                             -------------
                                                                10,255,084
                                                             -------------

                  RAILROADS & EQUIPMENT--0.3%
          200,000 CSX Corp. 6.750%, 03/15/11................       223,980
          500,000 CSX Corp. 7.900%, 05/01/17................       606,279
          300,000 Union Pacific Corp. 7.600%, 05/01/05......       321,621
        1,000,000 Union Pacific Corp. 6.400%, 02/01/06......     1,078,113
                                                             -------------
                                                                 2,229,993
                                                             -------------

                  REAL ESTATE--0.4%
        1,000,000 EOP Operating, L.P. 8.375%, 03/15/06......     1,123,038
        1,500,000 EOP Operating, L.P. 5.875%, 01/15/13 (c)..     1,567,517
                                                             -------------
                                                                 2,690,555
                                                             -------------

                  RETAIL--0.5%
          225,000 Albertsons, Inc. 6.625%, 06/01/28.........       225,659
          400,000 Costco Wholesale Corp.
                   5.500%, 03/15/07 (c).....................       429,294
          225,000 Federated Department Stores, Inc.
                   6.300%, 04/01/09.........................       248,222
        1,000,000 Lowe's Cos., Inc. 6.875%, 02/15/28........     1,124,238
          197,000 McDonald's Corp. 5.950%, 01/15/08 (c).....       215,624
          750,000 Safeway, Inc. 6.150%, 03/01/06............       802,329
          150,000 Target Corp. 7.000%, 07/15/31.............       170,042
          500,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09....       574,627
                                                             -------------
                                                                 3,790,035
                                                             -------------

                  TELECOMMUNICATIONS--1.3%
          500,000 Alltel Corp. 6.800%, 05/01/29.............       530,590
          500,000 Alltel Corp. 7.875%, 07/01/32.............       602,745
          976,000 AT&T Broadband Corp. 8.375%, 03/15/13.....     1,193,640
          500,000 AT&T Corp. 6.500%, 11/15/06 (d)...........       552,444
           45,000 AT&T Corp. 6.000%, 03/15/09...............        48,112
          500,000 AT&T Wireless Services, Inc.
                   8.125%, 05/01/12.........................       586,266
          300,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31.........................       367,561
          250,000 BellSouth Capital Funding Corp.
                   7.875%, 02/15/30.........................       304,106
          100,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31       108,934
        1,000,000 Citizens Communications Co.
                   8.500%, 05/15/06.........................     1,094,749
          850,000 Motorola, Inc. 7.625%, 11/15/10...........       981,070
          300,000 SBC Communications, Inc.
                   5.750%, 05/02/06.........................       322,143
          500,000 SBC Communications, Inc.
                   5.875%, 02/01/12.........................       529,354
          400,000 Sprint Capital Corp. 7.625%, 01/30/11.....       448,449

           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    TELECOMMUNICATIONS--(CONTINUED)
       $    400,000 Verizon New England, Inc.
                     6.500%, 09/15/11...................... $     441,087
            500,000 Verizon New York, Inc. 7.375%, 04/01/32       552,567
                                                            -------------
                                                                8,663,817
                                                            -------------

                    TRANSPORTATION--0.3%
          1,000,000 Burlington Northern Santa Fe Corp.
                     5.900%, 07/01/12......................     1,075,102
            300,000 CSX Corp. 7.450%, 05/01/07.............       339,265
            350,000 Norfolk Southern Corp. 6.200%, 04/15/09       386,114
            300,000 Norfolk Southern Corp. 7.250%, 02/15/31       338,412
                                                            -------------
                                                                2,138,893
                                                            -------------

                    TRUCKING & FREIGHT FORWARDING--0.0%
            100,000 Fedex Corp. 6.875%, 02/15/06...........       108,217
                                                            -------------

                    U.S. TREASURY--22.0%
          4,000,000 United States Treasury Bonds
                     9.375%, 02/15/06 (c)..................     4,619,480
            270,000 United States Treasury Bonds
                     13.875%, 05/15/11 (c).................       343,062
            385,000 United States Treasury Bonds
                     10.375%, 11/15/12 (c).................       491,037
          1,375,000 United States Treasury Bonds
                     9.250%, 02/15/16 (c)..................     1,973,400
          1,000,000 United States Treasury Bonds
                     8.750%, 05/15/17 (c)..................     1,401,490
            570,000 United States Treasury Bonds
                     8.875%, 08/15/17 (c)..................       807,200
          3,975,000 United States Treasury Bonds
                     8.875%, 02/15/19 (c)..................     5,684,807
          1,895,000 United States Treasury Bonds
                     8.125%, 08/15/19 (c)..................     2,560,656
            315,000 United States Treasury Bonds
                     8.750%, 08/15/20 (c)..................       450,611
          1,200,000 United States Treasury Bonds
                     7.875%, 02/15/21 (c)..................     1,597,224
          4,600,000 United States Treasury Bonds
                     8.125%, 08/15/21 (c)..................     6,275,366
          1,475,000 United States Treasury Bonds
                     8.000%, 11/15/21 (c)..................     1,992,622
          2,000,000 United States Treasury Bonds
                     7.625%, 11/15/22 (c)..................     2,620,220
          2,750,000 United States Treasury Bonds
                     6.250%, 08/15/23 (c)..................     3,135,797
            500,000 United States Treasury Bonds
                     6.750%, 08/15/26 (c)..................       605,020
          1,000,000 United States Treasury Bonds
                     6.500%, 11/15/26 (c)..................     1,176,290
          3,950,000 United States Treasury Bonds
                     6.125%, 11/15/27 (c)..................     4,453,902
          2,420,000 United States Treasury Bonds
                     5.500%, 08/15/28 (c)..................     2,520,527
            250,000 United States Treasury Bonds
                     5.250%, 02/15/29 (c)..................       252,182

 See accompanying notes to statement of investments and financial statements.

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    U.S. TREASURY--(CONTINUED)
       $  2,225,000 United States Treasury Bonds
                     5.375%, 02/15/31 (c).................. $   2,320,252
          4,000,000 United States Treasury Notes
                     1.625%, 01/31/05 (c)..................     4,015,400
          1,800,000 United States Treasury Notes
                     6.500%, 05/15/05 (c)..................     1,923,876
          6,700,000 United States Treasury Notes
                     6.500%, 08/15/05......................     7,229,100
          2,000,000 United States Treasury Notes
                     7.000%, 07/15/06 (c)..................     2,240,280
          6,000,000 United States Treasury Notes
                     2.375%, 08/15/06 (c)..................     6,032,346
          7,700,000 United States Treasury Notes
                     2.625%, 11/15/06 (c)..................     7,767,992
          1,900,000 United States Treasury Notes
                     6.250%, 02/15/07 (c)..................     2,117,759
          7,000,000 United States Treasury Notes
                     4.375%, 05/15/07 (c)..................     7,411,950
          3,400,000 United States Treasury Notes
                     3.250%, 08/15/07 (c)..................     3,467,830
          6,500,000 United States Treasury Notes
                     3.000%, 11/15/07 (c)..................     6,555,315
          6,000,000 United States Treasury Notes
                     3.000%, 02/15/08 (c)..................     6,027,900
          1,500,000 United States Treasury Notes
                     5.500%, 02/15/08 (c)..................     1,653,930
          5,580,000 United States Treasury Notes
                     5.625%, 05/15/08 (c)..................     6,180,966
         11,820,000 United States Treasury Notes
                     3.375%, 11/15/08 (c)..................    11,913,732
          1,000,000 United States Treasury Notes
                     4.750%, 11/15/08 (c)..................     1,070,450
          7,800,000 United States Treasury Notes
                     6.000%, 08/15/09 (c)..................     8,835,372
          1,710,000 United States Treasury Notes
                     6.500%, 02/15/10 (c)..................     1,986,986
          4,500,000 United States Treasury Notes
                     5.000%, 02/15/11 (c)..................     4,832,955
          3,500,000 United States Treasury Notes
                     5.000%, 08/15/11 (c)..................     3,745,945
          4,500,000 United States Treasury Notes
                     4.875%, 02/15/12 (c)..................     4,762,440
          3,000,000 United States Treasury Notes
                     4.375%, 08/15/12 (c)..................     3,059,970
          1,950,000 United States Treasury Notes
                     4.250%, 08/15/13 (c)..................     1,952,515
          1,600,000 United States Treasury Notes
                     4.250%, 11/15/13 (c)..................     1,598,272
                                                            -------------
                                                              151,664,426
                                                            -------------

                    YANKEE--5.3%
          1,000,000 Abbey National, Plc. 6.690%, 10/17/05..     1,080,880
            300,000 Apache Finance Canada Corp.
                     7.750%, 12/15/29......................       375,513
          1,850,000 Asian Development Bank 4.875%, 02/05/07     1,972,905

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   YANKEE--(CONTINUED)
      $    500,000 BP Canada Finance Co. 3.375%, 10/31/07... $     505,527
           300,000 British Telecommunications, Plc.
                    7.875%, 12/15/05 (d)....................       331,112
         1,000,000 British Telecommunications, Plc.
                    8.875%, 12/15/30 (d)....................     1,307,678
           600,000 Burlington Resources Finance Co.
                    5.700%, 03/01/07........................       650,155
           500,000 Burlington Resources Finance Co.
                    6.400%, 08/15/11........................       559,338
           500,000 Conoco Funding Co. 6.350%, 10/15/11......       559,020
         1,000,000 Deutsche Telekom International Finance BV
                    8.250%, 06/15/05 (d)....................     1,087,047
         1,000,000 European Investment Bank
                    4.000%, 08/30/05........................     1,033,830
         1,500,000 Government of Canada 6.750%, 08/28/06....     1,668,858
           500,000 HSBC Holdings, Plc. 7.500%, 07/15/09.....       585,977
           250,000 Hydro-Quebec 7.500%, 04/01/16............       307,410
         1,000,000 Hydro-Quebec 8.400%, 01/15/22............     1,326,047
           700,000 Intermediate American Development Bank
                    5.375%, 11/18/08........................       762,094
           400,000 Intermediate American Development Bank
                    8.875%, 06/01/09........................       502,826
           200,000 Intermediate American Development Bank
                    7.000%, 06/15/25........................       236,606
           500,000 Intermediate American Development Bank
                    6.800%, 10/15/25........................       579,669
         1,000,000 International Bank for Reconstruction &
                    Development 4.375%, 09/28/06............     1,051,122
           535,000 International Bank for Reconstruction &
                    Development 8.875%, 03/01/26............       773,360
         1,000,000 Midland Bank, Plc. 8.625%, 12/15/04......     1,067,892
           350,000 National Australia Bank, Ltd.
                    6.600%, 12/10/07........................       389,931
           300,000 Norsk Hydro A/S
                    6.700%, 01/15/18........................       336,989
         1,350,000 Norsk Hydro A/S
                    6.800%, 01/15/28........................     1,508,353
         1,000,000 Petroleos Mexicanos
                    9.250%, 03/30/18........................     1,160,000
           250,000 Province of Nova Scotia
                    9.250%, 03/01/20........................       356,237
           300,000 Province of Ontario
                    5.500%, 10/01/08........................       325,936
         2,000,000 Province of Ontario
                    5.125%, 07/17/12........................     2,096,059
           350,000 Province of Quebec
                    7.500%, 07/15/23........................       430,189
           500,000 Republic of Italy
                    5.250%, 04/05/06........................       533,043
           300,000 Republic of Italy
                    6.000%, 05/29/08........................       331,680
         3,650,000 Republic of Italy
                    5.625%, 06/15/12........................     3,959,305
           200,000 Republic of Korea
                    8.875%, 04/15/08........................       239,576

 See accompanying notes to statement of investments and financial statements.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


               FACE                                        VALUE
              AMOUNT                                      (NOTE 1)
           ----------------------------------------------------------

                        YANKEE--(CONTINUED)
           $  1,000,000 Telefonica Europe BV
                         8.250%, 09/15/30.............. $   1,251,533
                500,000 United Mexican States
                         9.875%, 01/15/07 (c)..........       596,250
                500,000 United Mexican States
                         9.875%, 02/01/10..............       630,000
                250,000 United Mexican States
                         8.375%, 01/14/11..............       294,375
              2,200,000 United Mexican States
                         8.000%, 09/24/22..............     2,398,000
              1,150,000 Vodafone Airtouch, Plc.
                         7.750%, 02/15/10..............     1,354,101
                                                        -------------
                                                           36,516,423
                                                        -------------
                        Total Bonds & Notes
                         (Identified Cost $655,711,011)   675,383,721
                                                        -------------

          SHORT TERM INVESTMENTS--1.5%
             FACE                                            VALUE
            AMOUNT                                          (NOTE 1)
          ------------------------------------------------------------

                      DISCOUNT NOTES--1.5%
          $10,600,000 Federal Home Loan Bank
                       0.950%, 01/21/04.................. $ 10,594,406
                                                          ------------
                      Total Short Term Investments
                       (Identified Cost $10,594,406).....   10,594,406
                                                          ------------
                      Total Investments--99.4%
                       (Identified Cost $666,305,417) (a)  685,978,127
                      Other assets less liabilities......    4,337,879
                                                          ------------
                      TOTAL NET ASSETS--100%............. $690,316,006
                                                          ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $685,978,127
       Cash.....................................                  437,821
       Collateral for securities loaned.........               95,361,804
       Receivable for:
        Fund shares sold........................                3,182,404
        Accrued interest........................                7,282,775
                                                             ------------
         Total Assets...........................              792,242,931
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   286,782
        Securities purchased....................   6,063,649
        Return of collateral for securities
         loaned.................................  95,361,804
       Accrued expenses:
        Management fees.........................     143,172
        Service and distribution fees...........      29,189
        Other expenses..........................      42,329
                                                 -----------
         Total Liabilities......................              101,926,925
                                                             ------------
     NET ASSETS.................................             $690,316,006
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $653,533,457
        Undistributed net investment income.....               22,329,887
        Accumulated net realized gains
         (losses)...............................               (5,220,048)
        Unrealized appreciation (depreciation)
         on investments.........................               19,672,710
                                                             ------------
     NET ASSETS.................................             $690,316,006
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($500,629,202 divided by
      45,802,394 shares outstanding)............             $      10.93
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($73,937,759 divided by
      6,850,653 shares outstanding).............             $      10.79
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($115,749,045 divided by
      10,625,762 shares outstanding)............             $      10.89
                                                             ============
     Identified cost of investments.............             $666,305,417
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Interest................................             $28,379,619(a)
                                                            -----------
     EXPENSES
       Management fees......................... $1,485,428
       Service and distribution fees--Class B..    157,480
       Service and distribution fees--Class E..    106,740
       Directors' fees and expenses............     24,080
       Custodian...............................    201,916
       Audit and tax services..................     22,300
       Legal...................................     24,021
       Printing................................    225,372
       Insurance...............................     14,486
       Miscellaneous...........................      7,258
                                                ----------
       Total expenses..........................               2,269,081
                                                            -----------
     NET INVESTMENT INCOME.....................              26,110,538
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  4,447,265
     Unrealized appreciation (depreciation) on:
       Investments--net........................   (945,644)
                                                ----------
     Net gain (loss)...........................  3,501,621
                                                ----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $29,612,159
                                                            ===========

(a)Includes income on securities loaned of $60,602.

                See accompanying notes to financial statements.

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $ 26,110,538  $ 17,214,992
  Net realized gain (loss)..........................................    4,447,265       532,722
  Unrealized appreciation (depreciation)............................     (945,644)   15,815,909
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    29,612,159    33,563,623
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................  (20,418,872)   (8,838,430)
    Class B.........................................................   (3,275,295)     (634,202)
    Class E.........................................................   (2,932,654)     (116,595)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (26,626,821)   (9,589,227)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  262,257,815   130,378,536
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  265,243,153   154,352,932

NET ASSETS
  Beginning of the period...........................................  425,072,853   270,719,921
                                                                     ------------  ------------
  End of the period................................................. $690,316,006  $425,072,853
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $ 22,329,887  $ 18,848,551
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               --------------------------  ------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................  11,316,473  $ 124,110,819  10,814,280  $115,877,808
  Shares issued through acquisition...........................  14,667,272    147,250,466           0             0
  Reinvestments...............................................   1,911,879     20,418,872     861,445     8,838,430
  Redemptions................................................. (13,151,256)  (142,857,083) (4,928,245)  (53,016,207)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................  14,744,368  $ 148,923,074   6,747,480  $ 71,700,031
                                                               ===========  =============  ==========  ============
CLASS B
  Sales.......................................................   4,475,302  $  48,528,790   3,834,958  $ 40,933,353
  Reinvestments...............................................     310,160      3,275,295      62,421       634,202
  Redemptions.................................................  (2,082,854)   (22,374,177) (1,319,612)  (14,177,532)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................   2,702,608  $  29,429,908   2,577,767  $ 27,390,023
                                                               ===========  =============  ==========  ============
CLASS E
  Sales.......................................................   9,030,779  $  98,285,195   3,271,437  $ 35,149,702
  Reinvestments...............................................     275,367      2,932,654      11,375       116,595
  Redemptions.................................................  (1,599,162)   (17,313,016)   (372,368)   (3,977,815)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................   7,706,984  $  83,904,833   2,910,444  $ 31,288,482
                                                               ===========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions.  25,153,960  $ 262,257,815  12,235,691  $130,378,536
                                                               ===========  =============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2003      2002      2001      2000      1999
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.17  $  10.46  $   9.90  $   9.45  $  10.06
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.45      0.47      0.54      0.63      0.48
  Net realized and unrealized gain (loss) on investments.    (0.06)     0.57      0.19      0.45     (0.62)
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.39      1.04      0.73      1.08     (0.14)
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.63)    (0.33)    (0.17)    (0.63)    (0.47)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.63)    (0.33)    (0.17)    (0.63)    (0.47)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  10.93  $  11.17  $  10.46  $   9.90  $   9.45
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      3.6      10.2       7.4      11.4      (1.4)
Ratio of operating expenses to average net assets (%)....     0.34      0.34      0.38      0.37      0.40
Ratio of net investment income to average net assets (%).     4.44      5.14      5.66      6.54      6.06
Portfolio turnover rate (%)..............................       46        48        18        15        96
Net assets, end of period (000).......................... $500,629  $346,774  $254,357  $145,837  $129,339

                                                                      CLASS B                         CLASS E
                                                          ---------------------------     ----------------------------
                                                                             JANUARY 2,                         MAY 1,
                                                             YEAR ENDED       2001(A)         YEAR ENDED       2001(A)
                                                            DECEMBER 31,      THROUGH        DECEMBER 31,      THROUGH
                                                          ----------------  DECEMBER 31,  -----------------  DECEMBER 31,
                                                            2003     2002       2001        2003      2002       2001
                                                          -------  -------  ------------  --------  -------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 11.04  $ 10.37    $  9.93     $  11.14  $ 10.45     $ 9.97
                                                          -------  -------    -------     --------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    0.40     0.38       0.38         0.52     0.45       0.02
  Net realized and unrealized gain (loss) on investments.   (0.04)    0.61       0.23        (0.15)    0.57       0.46
                                                          -------  -------    -------     --------  -------     ------
  Total from investment operations.......................    0.36     0.99       0.61         0.37     1.02       0.48
                                                          -------  -------    -------     --------  -------     ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (0.61)   (0.32)     (0.17)       (0.62)   (0.33)      0.00
                                                          -------  -------    -------     --------  -------     ------
  Total distributions....................................   (0.61)   (0.32)     (0.17)       (0.62)   (0.33)      0.00
                                                          -------  -------    -------     --------  -------     ------
NET ASSET VALUE, END OF PERIOD........................... $ 10.79  $ 11.04    $ 10.37     $  10.89  $ 11.14     $10.45
                                                          =======  =======    =======     ========  =======     ======
TOTAL RETURN (%).........................................     3.4      9.9        6.1 (b)      3.5     10.1        4.8(b)
Ratio of operating expenses to average net assets (%)....    0.59     0.59       0.63 (c)     0.49     0.49       0.53(c)
Ratio of net investment income to average net assets (%).    4.20     4.89       5.33 (c)     4.29     4.90       5.74(c)
Portfolio turnover rate (%)..............................      46       48         18           46       48         18
Net assets, end of period (000).......................... $73,938  $45,788    $16,276     $115,749  $32,511     $   87

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.


                See accompanying notes to financial statements.

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--87.4% OF TOTAL NET ASSETS


       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
    -----------------------------------------------------------------------

                ADVERTISING--0.4%
    $   200,000 Advanstar Communications, Inc.
                 10.750%, 08/15/10............................ $    216,500
        150,000 Interep National Radio Sales, Inc.
                 10.000%, 07/01/08............................      132,750
        225,000 Nextmedia Operating, Inc.
                 10.750%, 07/01/11............................      255,375
        250,000 Vertis, Inc. 9.750%, 04/01/09.................      271,563
                                                               ------------
                                                                    876,188
                                                               ------------

                AEROSPACE & DEFENSE--0.3%
        200,000 Alliant Techsystems, Inc. 8.500%, 05/15/11....      220,000
        225,000 L-3 Communications Holdings, Inc.
                 7.625%, 06/15/12.............................      243,844
        225,000 Sequa Corp. 9.000%, 08/01/09..................      248,062
                                                               ------------
                                                                    711,906
                                                               ------------

                AGRICULTURAL MACHINERY--0.0%
         25,000 Case New Holland, Inc. (144A)
                 9.250%, 08/01/11.............................       28,000
                                                               ------------

                AGRICULTURAL OPERATIONS--0.1%
        200,000 Hines Nurseries, Inc. (144A)
                 10.250%, 10/01/11............................      218,000
                                                               ------------

                AIRLINES--0.1%
        100,000 Continental Airlines, Inc. 7.250%, 11/01/05...       95,373
        222,903 Continental Airlines, Inc. 6.541%, 09/15/08...      209,397
                                                               ------------
                                                                    304,770
                                                               ------------

                APPAREL & TEXTILES--0.5%
        275,000 Blount, Inc. 13.000%, 08/01/09................      296,313
        250,000 Collins & Aikman Floorcovering Corp.
                 10.000%, 01/15/07............................      255,650
        125,000 Levi Strauss & Co. 7.000%, 11/01/06...........       80,312
        150,000 Levi Strauss & Co. 11.625%, 01/15/08..........       97,875
        200,000 Levi Strauss & Co. 12.250%, 12/15/12..........      130,000
        250,000 Phillips Van-Heusen Corp.
                 8.125%, 05/01/13.............................      265,625
                                                               ------------
                                                                  1,125,775
                                                               ------------

                ASSET BACKED--2.9%
        246,925 Airplane Pass Through Trust
                 10.875%, 03/15/19 (g)........................        4,939
        500,000 Asset Backed Securities Corp.
                 3.063%, 04/15/33 (d).........................      504,408
      1,000,000 Bayview Financial Acquisition Trust (144A)
                 2.391%, 08/25/36 (d).........................      978,750
        750,000 Credit Suisse First Boston Mortgage Securities
                 Corp. 2.361%, 09/25/31 (d)...................      749,318
        239,207 First Consumers Master Trust
                 1.473%, 09/15/08 (d).........................      227,586
         90,650 First Consumers Master Trust (144A)
                 5.800%, 12/15/05.............................       88,030
      1,145,394 Green Tree Financial Corp.
                 7.070%, 01/15/29 (d).........................    1,192,386
        525,000 Metris Master Trust 2.049%, 07/21/08 (d)......      515,184

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  ASSET BACKED--(CONTINUED)
      $   250,000 Metris Master Trust 2.549%, 08/20/08 (d)... $    244,815
          840,000 Metris Master Trust 2.229%, 11/20/09 (d)...      754,507
          937,074 Mid-State Trust 7.340%, 07/01/35...........      993,190
          500,000 Residential Asset Securities Corp.
                   2.241%, 04/25/32 (d)......................      500,007
          193,740 Sail Net Interest Margin Notes (144A)
                   6.750%, 11/27/33..........................      193,493
        1,000,000 Varick Structured Asset Fund (144A)
                   2.543%, 11/01/35 (g)......................      350,000
                                                              ------------
                                                                 7,296,613
                                                              ------------

                  AUTO COMPONENTS--0.1%
          200,000 Tenneco Automotive, Inc.
                   11.625%, 10/15/09.........................      216,000
          100,000 Tenneco Automotive, Inc.
                   10.250%, 07/15/13.........................      113,750
                                                              ------------
                                                                   329,750
                                                              ------------

                  AUTO PARTS--0.6%
          325,000 CSK Auto, Inc. 12.000%, 06/15/06...........      372,937
          300,000 Dana Corp. 7.000%, 03/01/29................      298,125
          250,000 Eagle-Pincher, Inc. (144A)
                   9.750%, 09/01/13..........................      270,000
          225,000 Rexnord Corp. 10.125%, 12/15/12............      246,375
          225,000 TRW Automotive, Inc. 9.375%, 02/15/13......      257,063
                                                              ------------
                                                                 1,444,500
                                                              ------------

                  AUTOMOBILES--0.0%
          250,000 Breed Technologies, Inc.
                   9.250%, 04/15/08 (f)......................            0
          250,000 Key Plastics, Inc. 10.250%, 03/15/07 (f)(k)          625
                                                              ------------
                                                                       625
                                                              ------------

                  BROADCASTING--0.9%
          175,000 Charter Communication Holdings, L.L.C.
                   8.250%, 04/01/07..........................      164,500
           50,000 Charter Communication Holdings, L.L.C.
                   8.625%, 04/01/09..........................       43,625
          625,000 Charter Communication Holdings, L.L.C.
                   10.000%, 04/01/09.........................      556,250
          200,000 Charter Communication Holdings, L.L.C.
                   Zero Coupon, 01/15/10.....................      163,000
          275,000 Charter Communication Holdings, L.L.C.
                   0/11.750%, 05/15/11 (e)...................      184,250
           95,000 Charter Communication Holdings, L.L.C.
                   10.000%, 05/15/11.........................       82,650
           75,000 Charter Communication Holdings, L.L.C.
                   Zero Coupon, 01/15/12.....................       46,125
          225,000 Directv Holdings, L.L.C. 8.375%, 03/15/13..      261,000
          300,000 Spanish Broadcasting Systems, Inc.
                   9.625%, 11/01/09..........................      320,250
          175,000 Viacom, Inc. 6.625%, 05/15/11..............      198,668
          325,000 Young Broadcasting, Inc.
                   10.000%, 03/01/11.........................      350,187
                                                              ------------
                                                                 2,370,505
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 BUSINESS SERVICES--0.3%
     $    50,000 Iron Mountain, Inc. 8.625%, 04/01/13........ $     54,000
         125,000 Mail Well I Corp. 8.750%, 12/15/08..........      124,688
         200,000 R.H. Donnelley, Inc. (144A)
                  10.875%, 12/15/12..........................      237,250
         275,000 Resolution Performance Products Corp.
                  13.500%, 11/15/10..........................      239,250
         175,000 Sitel Corp. 9.250%, 03/15/06................      172,375
                                                              ------------
                                                                   827,563
                                                              ------------

                 CHEMICALS--1.4%
         400,000 Acetex Corp. 10.875%, 08/01/09..............      444,000
         140,000 Borden Chemicals & Plastics, L.P.
                  9.500%, 05/01/05 (g).......................        1,400
         250,000 Equistar Chemicals, L.P. 10.625%, 05/01/11..      276,250
         150,000 FMC Corp. 7.000%, 05/15/08..................      153,000
         175,000 FMC Corp. 10.250%, 11/01/09.................      204,750
          50,000 FMC Corp. 7.750%, 07/01/11..................       52,000
          50,000 Huntsman ICI Chemicals, L.L.C.
                  10.125%, 07/01/09..........................       51,500
         375,000 Huntsman International Holdings, L.L.C.
                  9.875%, 03/01/09...........................      410,625
         275,000 ISP Chemco, Inc. 10.250%, 07/01/11..........      309,375
          25,000 Lyondell Chemical Co. 9.875%, 05/01/07......       26,375
         100,000 Lyondell Chemical Co. 9.500%, 12/15/08......      104,500
         150,000 Lyondell Chemical Co. 11.125%, 07/15/12.....      166,500
         200,000 Methanex Corp. 8.750%, 08/15/12.............      223,000
          75,000 Millennium America, Inc. 9.250%, 06/15/08...       81,750
         100,000 Millennium America, Inc. (144A)
                  9.250%, 06/15/08...........................      109,000
         600,000 Potash Corp. 4.875%, 03/01/13...............      586,199
         125,000 Resolution Performance Products, Inc.
                  9.500%, 04/15/10...........................      126,875
         250,000 Westlake Chemical Corp.
                  8.750%, 07/15/11...........................      273,750
                                                              ------------
                                                                 3,600,849
                                                              ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--2.1%
       1,250,000 Banc of America Large Loan, Inc. (144A)
                  2.060%, 11/15/15...........................    1,249,575
         880,201 Commerce 2001 J2 (144A)
                  5.447%, 07/16/34 (d).......................      907,947
         475,000 Commercial Mortgage Asset Trust
                  7.350%, 01/17/32...........................      554,340
         580,000 Commercial Mortgage Pass-Through Certificate
                  (144A) 2.163%, 11/15/15 (d)................      580,000
      12,033,324 First Union National Bank
                  0.536%, 05/17/32 (d)(h)....................      393,284
         750,000 Merit Securities Corp. (144A)
                  2.619%, 09/28/32 (d).......................      664,688
         850,000 Structured Asset Securities Corp.
                  2.341%, 08/25/32 (d).......................      844,824
                                                              ------------
                                                                 5,194,658
                                                              ------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  COMMUNICATIONS--0.7%
      $   315,105 Avalon Cable, L.L.C.
                   0/11.875%, 12/01/08 (e).................. $    332,436
          225,000 Dobson Communications Corp.
                   10.875%, 07/01/10........................      245,250
          450,000 Qwest Services Corp. (144A)
                   9.125%, 03/15/12.........................      516,375
          650,000 Sprint Capital Corp. 8.375%, 03/15/12.....      759,070
                                                             ------------
                                                                1,853,131
                                                             ------------

                  COMMUNICATIONS SERVICES--1.8%
           80,000 American Tower Corp.
                   Zero Coupon, 08/01/08....................       55,200
          350,000 American Tower Corp. 9.375%, 02/01/09.....      372,750
          125,000 American Tower Corp. 5.000%, 02/15/10.....      119,062
           50,000 Crown Castle International Corp.
                   9.000%, 05/15/11.........................       53,375
           25,000 Crown Castle International Corp.
                   9.375%, 08/01/11.........................       27,750
          325,000 Crown Castle International Corp.
                   10.750%, 08/01/11........................      365,625
           50,000 Crown Castle International Corp. (144A)
                   7.500%, 12/01/13.........................       50,250
          125,000 Crown Castle International Corp. (144A)
                   7.500%, 12/01/13.........................      125,625
           25,000 CSC Holdings, Inc. 9.875%, 02/15/13.......       26,125
          100,000 CSC Holdings, Inc. 10.500%, 05/15/16......      114,500
          125,000 CSC Holdings, Inc. 9.875%, 04/01/23.......      130,781
          150,000 EchoStar DBS Corp. 10.375%, 10/01/07......      164,438
          179,000 EchoStar DBS Corp. 9.125%, 01/15/09.......      200,256
          550,000 Lucent Technologies, Inc. 6.450%, 03/15/29      432,437
           50,000 Mediacom Broadband, L.L.C.
                   9.500%, 01/15/13.........................       53,000
          200,000 Mediacom Broadband, L.L.C.
                   11.000%, 07/15/13........................      224,500
          100,000 Muzak, L.L.C. 10.000%, 02/15/09...........      106,500
          150,000 Muzak, L.L.C. 9.875%, 03/15/09............      144,938
          250,000 Nextel Communications, Inc.
                   6.875%, 10/31/13.........................      264,375
          450,000 Nextel Communications, Inc.
                   7.375%, 08/01/15.........................      483,750
          200,000 Qwest Services Corp. (144A)
                   13.500%, 12/15/10........................      243,000
          225,000 Radio One, Inc. 8.875%, 07/01/11..........      248,063
          350,000 SBA Communications Corp.
                   10.250%, 02/01/09........................      343,875
          300,000 SBA Communications Corp. (144A)
                   Zero Coupon, 12/15/11....................      211,500
                                                             ------------
                                                                4,561,675
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  COMPUTERS & BUSINESS EQUIPMENT--0.2%
      $   150,000 Seagate Technology HDD Holdings
                   8.000%, 05/15/09......................... $    161,625
          200,000 Unisys Corp. 8.125%, 06/01/06.............      216,000
           75,000 Unisys Corp. 7.875%, 04/01/08.............       77,719
                                                             ------------
                                                                  455,344
                                                             ------------

                  CONTAINERS & GLASS--0.8%
          225,000 Anchor Glass Container Corp.
                   11.000%, 02/15/13........................      261,000
          100,000 Berry Plastics Corp. 10.750%, 07/15/12....      115,125
          150,000 Berry Plastics Corp. (144A)
                   10.750%, 07/15/12........................      172,688
          300,000 Jefferson Smurfit Corp. 8.250%, 10/01/12..      325,500
          375,000 Plastipak Holdings, Inc. 10.750%, 09/01/11      417,187
          125,000 Pliant Corp. 11.125%, 09/01/09............      135,000
          275,000 Radnor Holdings, Inc. 11.000%, 03/15/10...      250,937
           75,000 Stone Container Corp. 9.750%, 02/01/11....       82,875
          250,000 Tekni-Plex, Inc. (144A) 8.750%, 11/15/13..      260,625
                                                             ------------
                                                                2,020,937
                                                             ------------

                  COSMETICS & PERSONAL CARE--0.2%
          225,000 Jafra Cosmetics International, Inc.
                   10.750%, 05/15/11........................      246,938
          300,000 Playtex Products, Inc. 9.375%, 06/01/11...      303,000
                                                             ------------
                                                                  549,938
                                                             ------------

                  DOMESTIC OIL--0.1%
           85,000 Key Energy Services, Inc. (Series B)
                   14.000%, 01/15/09........................       91,163
          250,000 United Refining Co. 10.750%, 06/15/07.....      202,500
                                                             ------------
                                                                  293,663
                                                             ------------

                  DRUGS & HEATH CARE--1.1%
          225,000 Aaipharma, Inc. 11.000%, 04/01/10.........      255,375
          225,000 Extendicare Health Services, Inc.
                   9.500%, 07/01/10.........................      249,750
          225,000 Insight Health Services Corp.
                   9.875%, 11/01/11.........................      238,500
          300,000 Iasis Healthcare Corp. 13.000%, 10/15/09..      337,500
          125,000 Tenet Healthcare Corp. 6.875%, 11/15/31...      111,875
          125,000 Triad Hospitals, Inc. 8.750%, 05/01/09....      135,469
          300,000 Valeant Pharmaceuticals, Inc. (144A)
                   7.000%, 12/15/11.........................      309,000
          200,000 Vicar Operating, Inc. 9.875%, 12/01/09....      222,000
          825,000 Wyeth (144A) 6.950%, 03/15/11.............      931,728
                                                             ------------
                                                                2,791,197
                                                             ------------

                  ELECTRICAL EQUIPMENT--0.3%
          375,000 Fedders North America, Inc.
                   9.375%, 08/15/07.........................      376,875
          275,000 Thomas & Betts Corp. 7.250%, 06/01/13.....      283,250
                                                             ------------
                                                                  660,125
                                                             ------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  ELECTRICAL UTILITIES--2.6%
      $    25,000 AES Corp. 8.375%, 08/15/07................ $     25,313
          200,000 AES Corp. 8.500%, 11/01/07................      203,000
          200,000 AES Corp. 9.375%, 09/15/10................      221,750
          225,000 Avon Energy Partners Holdings (144A)
                   7.050%, 12/11/07.........................      214,313
          400,000 Avon Energy Partners Holdings (144A)
                   6.460%, 03/04/08.........................      381,000
          225,000 BRL Universal Equipment 8.875%, 02/15/08..      241,313
          600,000 Calpine Canada Energy Finance
                   8.500%, 05/01/08.........................      478,500
          175,000 Calpine Corp. 8.750%, 07/15/07............      143,500
           50,000 Calpine Corp. 7.875%, 04/01/08............       39,000
          150,000 Calpine Corp. (144A) 8.500%, 07/15/10.....      146,250
          575,000 Duke Energy Co 4.200%, 10/01/08...........      577,545
          600,000 Edison Mission Energy 9.875%, 04/15/11....      624,000
           75,000 El Paso Energy Corp. 7.800%, 08/01/31.....       63,844
          475,000 El Paso Energy Corp. 7.750%, 01/15/32.....      404,937
          325,000 Mirant Americas Generation, L.L.C.
                   9.125%, 05/01/31.........................      274,625
          550,000 Nisource Finance Corp. 7.625%, 11/15/05...      600,873
          225,000 NRG Energy, Inc. (144) 8.000%, 12/15/13...      236,531
          175,000 Reliant Resources, Inc. (144A)
                   9.250%, 07/15/10.........................      185,500
          425,000 Reliant Resources, Inc. (144A)
                   9.500%, 07/15/13.........................      454,750
          815,000 United Utilities, Plc. 4.550%, 06/19/18...      726,485
          225,000 Western Gas Resources, Inc.
                   10.000%, 06/15/09........................      241,875
                                                             ------------
                                                                6,484,904
                                                             ------------

                  ELECTRONICS--0.0%
          175,000 Sanmina-SCI Corp. Zero Coupon, 09/12/20...       88,813
                                                             ------------

                  ENERGY--0.4%
          225,000 Allegheny Energy Supply Co., L.L.C. (144A)
                   10.250%, 11/15/07........................      234,000
          250,000 Dynegy Holdings, Inc. 7.125%, 05/15/18....      214,375
          575,000 Dynegy Holdings, Inc. 7.625%, 10/15/26....      496,656
                                                             ------------
                                                                  945,031
                                                             ------------

                  ENVIRONMENTAL CONTROL--0.2%
           75,000 Allied Waste North America, Inc.
                   8.875%, 04/01/08.........................       84,000
           50,000 Allied Waste North America, Inc.
                   7.875%, 01/01/09.........................       52,125
          275,000 Allied Waste North America, Inc. (144A)
                   9.250%, 09/01/12.........................      312,125
          125,000 Imco Recycling, Inc. 10.375%, 10/15/10....      128,438
          250,000 Safety-Kleen Services, Inc.
                   9.250%, 06/01/08 (g).....................          625
                                                             ------------
                                                                  577,313
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       -----------------------------------------------------------------

                   FEDERAL AGENCIES--25.6%
       $    21,769 Federal Home Loan Mortgage Corp.
                    10.000%, 05/15/20...................... $     21,800
               329 Federal Home Loan Mortgage Corp.
                    11.565%, 06/15/21 (h)..................          416
        12,500,000 Federal Home Loan Mortgage Corp.
                    5.000%, 12/01/99.......................   12,335,937
         1,480,048 Federal National Mortgage Association
                    7.377%, 01/17/13 (d)...................    1,568,605
            13,288 Federal National Mortgage Association
                    10.400%, 04/25/19......................       14,620
           511,794 Federal National Mortgage Association
                    8.500%, 08/01/19.......................      561,834
            89,693 Federal National Mortgage Association
                    6.500%, 03/01/26.......................       94,060
            11,646 Federal National Mortgage Association
                    7.000%, 05/01/26.......................       12,347
            32,897 Federal National Mortgage Association
                    8.000%, 08/01/27.......................       35,821
            25,836 Federal National Mortgage Association
                    7.500%, 12/01/29.......................       27,580
            42,913 Federal National Mortgage Association
                    7.500%, 06/01/30.......................       45,805
            43,007 Federal National Mortgage Association
                    7.500%, 08/01/30.......................       45,894
           255,858 Federal National Mortgage Association
                    7.500%, 11/01/30.......................      273,424
            61,334 Federal National Mortgage Association
                    7.500%, 01/01/31.......................       65,452
         1,365,037 Federal National Mortgage Association
                    8.000%, 01/01/31.......................    1,477,370
            17,619 Federal National Mortgage Association
                    7.500%, 02/01/31.......................       18,828
            31,020 Federal National Mortgage Association
                    7.500%, 03/01/31.......................       33,104
        17,500,000 Federal National Mortgage Association
                    5.000%, TBA............................   17,314,062
         6,000,000 Federal National Mortgage Association
                    5.500%, TBA............................    6,076,872
        13,000,000 Federal National Mortgage Association
                    6.000%, TBA............................   13,434,694
        10,000,000 Federal National Mortgage Association
                    7.000%, TBA............................   10,587,500
                                                            ------------
                                                              64,046,025
                                                            ------------

                   FINANCE & BANKING--3.9%
           275,000 Ahold Finance, Inc. 8.250%, 07/15/10....      299,750
            50,000 Ahold Finance, Inc. 6.875%, 05/01/29....       44,625
           650,000 Bank America Corp. 4.875%, 09/15/12.....      653,329
           550,000 Boston Properties, L.P. 6.250%, 01/15/13      590,174
           700,000 Capital One Financial Corp.
                    7.250%, 05/01/06.......................      757,473
           675,000 CIT Group, Inc. 7.750%, 04/02/12........      797,472
           325,000 Ford Motor Credit Co. 7.875%, 06/15/10..      363,144
           100,000 Ford Motor Credit Co. 7.250%, 10/25/11..      108,456

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
      $   850,000 General Electric Capital Corp.
                   3.500%, 05/01/08......................... $    850,863
          525,000 General Motors Acceptance Corp.
                   6.875%, 09/15/11.........................      565,492
          500,000 Household Finance Corp. 8.000%, 07/15/10..      598,791
          200,000 Huntsman Advanced Materials, L.L.C. (144A)
                   11.000%, 07/15/10........................      221,000
          600,000 Independence Community Bank Corp.
                   3.500%, 06/20/13.........................      578,945
          925,000 Lehman Brothers Holdings, Inc.
                   3.500%, 08/07/08.........................      919,218
          350,000 Sprint Capital Corp. 8.750%, 03/15/32.....      413,486
          625,000 Standard Chartered Bank (144A)
                   8.000%, 05/30/31.........................      755,242
          450,000 United Industries Corp. (144A)
                   9.875%, 04/01/09.........................      471,375
          700,000 Washington Mutual Finance Corp.
                   6.875%, 05/15/11.........................      803,655
                                                             ------------
                                                                9,792,490
                                                             ------------

                  FINANCIAL SERVICES--1.2%
          118,000 Alamosa Delaware, Inc.
                   0/12.000%, 07/31/09 (e)..................      106,200
          146,000 Alamosa Delaware, Inc. 11.000%, 07/31/10..      158,410
          175,000 Athena Neuro Finance, L.L.C.
                   7.250%, 02/21/08.........................      157,150
          250,000 Hollinger Participation Trust (144A)
                   12.125%, 11/15/10........................      296,875
          575,000 International Lease Finance Corp.
                   6.375%, 03/15/09.........................      633,434
          300,000 Iron Mountain Co. 6.625%, 01/01/16........      291,750
          875,000 Lombardy Region 5.804%, 10/25/32 (d)......      896,242
          500,000 WMC Finance USA 5.125%, 05/15/13..........      492,743
                                                             ------------
                                                                3,032,804
                                                             ------------

                  FOOD & BEVERAGES--1.1%
           47,286 Ahold Lease USA, Inc. 7.820%, 01/02/20....       47,759
          125,000 Del Monte Corp. 9.250%, 05/15/11..........      138,125
          100,000 Del Monte Corp. 8.625%, 12/15/12..........      109,500
          250,000 Dole Foods, Inc. 8.875%, 03/15/11.........      274,375
          525,000 Kellogg Co. 6.600%, 04/01/11..............      588,363
          260,000 Kraft Foods, Inc. 5.625%, 11/01/11........      273,948
          300,000 Nash Finch Co. 8.500%, 05/01/08...........      300,000
          350,000 NEBCO Evans Holdings Co.
                   0/12.375%, 07/15/07 (e)(f)...............            0
           29,952 Nutritional Sourcing Corp.
                   10.125%, 08/01/09........................       19,469
          150,000 Pinnacle Foods Holding Corp. (144A)
                   8.250%, 12/01/13.........................      155,250
          150,000 PPC Escrow Corp. (144A)
                   9.250%, 11/15/13.........................      155,250
          375,000 Sbarro, Inc. 11.000%, 09/15/09............      296,250
          250,000 Swift & Co. 10.125%, 10/01/09.............      265,000
                                                             ------------
                                                                2,623,289
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                     VALUE
        AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                  FOREIGN GOVERNMENT--6.6%
     $  3,600,000 Federal Republic of Germany
                   4.250%, 02/15/08, (EUR)..................... $ 4,684,823
        4,980,000 Federal Republic of Germany
                   4.750%, 07/04/08, (EUR).....................   6,603,340
        4,100,000 Government of France
                   3.500%, 01/12/08, (EUR).....................   5,196,508
                                                                -----------
                                                                 16,484,671
                                                                -----------

                  FOREST PRODUCTS & PAPER--0.4%
          225,000 Appleton Papers, Inc. 12.500%, 12/15/08......     254,250
          425,000 Bowater, Inc. 6.500%, 06/15/13...............     412,466
          200,000 Buckeye Technologies, Inc. 9.250%, 09/15/08..     202,500
           75,000 Buckeye Technologies, Inc. 8.000%, 10/15/10..      73,500
                                                                -----------
                                                                    942,716
                                                                -----------

                  GAS & OIL--1.7%
          250,000 Airgas, Inc. 7.750%, 09/15/06................     262,500
          375,000 Devon Financing Corp. 6.875%, 09/30/11.......     425,222
          325,000 Forest Oil Corp. 8.000%, 12/15/11............     355,062
          225,000 Hanover Compressor Co.
                   Zero Coupon, 03/31/07.......................     165,375
          500,000 Magnum Hunter Resources, Inc.
                   9.600%, 03/15/12............................     567,500
          166,000 Parker Drilling Co. 5.500%, 08/01/04.........     165,793
          200,000 Petronas Capital, Ltd. (144A)
                   7.000%, 05/22/12............................     227,824
          200,000 Pogo Producing Co. 8.250%, 04/15/11..........     223,000
           50,000 Pride International, Inc. 10.000%, 06/01/09..      53,625
          275,000 Stone Energy Corp. 8.250%, 12/15/11..........     299,750
          250,000 Swift Energy Co. 10.250%, 08/01/09...........     271,250
          535,000 Valero Energy Corp. 4.750%, 06/15/13.........     506,968
          225,000 Vintage Petroleum, Inc. 9.750%, 06/30/09.....     236,812
          125,000 Vintage Petroleum, Inc. 7.875%, 05/15/11.....     131,875
          225,000 Westport Resources Corp. 8.250%, 11/01/11....     247,500
                                                                -----------
                                                                  4,140,056
                                                                -----------

                  GAS & PIPELINE UTILITIES--0.3%
          100,000 Williams Cos., Inc. 8.625%, 06/01/10.........     112,250
           50,000 Williams Cos., Inc. 7.125%, 09/01/11.........      52,875
          100,000 Williams Cos., Inc. 7.625%, 07/15/19.........     104,625
          125,000 Williams Cos., Inc. 7.875%, 09/01/21.........     131,875
          400,000 Williams Cos., Inc. 8.750%, 03/15/32.........     452,000
                                                                -----------
                                                                    853,625
                                                                -----------

                  HEALTH CARE--1.0%
          275,000 Ameripath, Inc. 10.500%, 04/01/13............     292,875
          600,000 Humana, Inc. 6.300%, 08/01/18................     631,626
          200,000 Psychiatric Solutions, Inc. 10.625%, 06/15/13     224,500
          175,000 Tenet Healthcare Corp. 7.375%, 02/01/13......     175,875
          250,000 Vanguard Health Systems, Inc.
                   9.750%, 08/01/11............................     271,250
          800,000 Wellpoint Health Networks, Inc.
                   6.375%, 01/15/12............................     880,851
                                                                -----------
                                                                  2,476,977
                                                                -----------

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
       ------------------------------------------------------------------

                   HEALTH CARE--PRODUCTS--0.1%
       $   200,000 Medex, Inc. (144A) 8.875%, 05/15/13....... $   215,000
                                                              -----------

                   HOME BUILDERS--0.1%
           175,000 Holmes Products Corp. 9.875%, 11/15/07....     180,688
                                                              -----------

                   HOTELS & RESTAURANTS--1.2%
           250,000 Courtyard Marriott, Ltd. 10.750%, 02/01/08     250,937
           125,000 Felcor Lodging, L.P. 9.500%, 09/15/08 (d).     135,000
           125,000 Felcor Lodging, L.P. 8.500%, 06/01/11.....     135,625
           225,000 Herbst Gaming, Inc. 10.750%, 09/01/08.....     253,125
           275,000 HMH Properties, Inc. 7.875%, 08/01/08.....     286,000
            75,000 Host Marriot, L.P. 8.375%, 02/15/06.......      79,969
           100,000 Host Marriot, L.P. 9.500%, 01/15/07.......     111,250
           250,000 John Q Hammons Hotels, L.P.
                    8.875%, 05/15/12.........................     275,625
           285,000 MGM Grand, Inc. 9.750%, 06/01/07..........     324,900
           225,000 Park Place Entertainment Corp.
                    9.375%, 02/15/07.........................     254,812
           150,000 Park Place Entertainment Corp.
                    7.875%, 03/15/10.........................     166,125
           150,000 Park Place Entertainment Corp.
                    8.125%, 05/15/11.........................     168,188
           125,000 Prime Hospitality Corp. 8.375%, 05/01/12..     129,063
           250,000 Starwood Hotels & Resorts Worldwide, Inc.
                    7.875%, 05/01/12 (d).....................     281,250
           225,000 Sun International Hotels, Ltd.
                    8.875%, 08/15/11.........................     245,812
                                                              -----------
                                                                3,097,681
                                                              -----------

                   HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.2%
           275,000 Sealy Mattress Co. 9.875%, 12/15/07.......     284,625
           100,000 Sealy Mattress Co. 10.875%, 12/15/07......     103,750
           150,000 Winsloew Furniture, Inc. 12.750%, 08/15/07     123,000
                                                              -----------
                                                                  511,375
                                                              -----------

                   HOUSEHOLD PRODUCTS--0.3%
           390,000 Home Interiors & Gifts, Inc.
                    10.125%, 06/01/08........................     394,388
           200,000 North Atlantic Trading, Inc.
                    11.000%, 06/15/04........................     190,500
            86,000 Windmere-Durable Holdings, Inc.
                    10.000%, 07/31/08........................      86,000
                                                              -----------
                                                                  670,888
                                                              -----------

                   INDUSTRIAL MACHINERY--0.3%
           125,000 Brand Services, Inc. 12.000%, 10/15/12....     144,531
           150,000 Flowserve Corp. 12.250%, 08/15/10.........     174,000
           100,000 NMHG Holding Co. 10.000%, 05/15/09........     110,500
           225,000 Terex Corp. 10.375%, 04/01/11.............     252,000
                                                              -----------
                                                                  681,031
                                                              -----------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)

        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
     ----------------------------------------------------------------------

                 INVESTMENT BROKERAGE--0.3%
     $   625,000 Morgan Stanley Dean Witter & Co.
                  6.600%, 04/01/12............................ $    698,024
                                                               ------------

                 LEISURE--1.1%
         250,000 Ameristar Casinos, Inc. 10.750%, 02/15/09....      287,500
          75,000 Chumash Casino & Resort Enterprises
                  9.150%, 07/15/10............................       82,875
         425,000 Coast Hotels & Casinos, Inc.
                  9.500%, 04/01/09............................      449,438
         450,000 Horseshoe Gaming, L.L.C.
                  8.625%, 05/15/09............................      475,312
         150,000 Park-Ohio Industries, Inc. 9.250%, 12/01/07..      149,250
         525,000 Pinnacle Entertainment, Inc.
                  8.750%, 10/01/13............................      534,187
         125,000 Station Casinos, Inc. 8.375%, 02/15/08.......      133,906
         150,000 Station Casinos, Inc. (144A)
                  8.875%, 12/01/08............................      155,250
         225,000 Turning Stone Casino Resort Enterprise (144A)
                  9.125%, 12/15/10............................      244,688
         250,000 Venetian Casino Resort, L.L.C.
                  11.000%, 06/15/10...........................      290,000
                                                               ------------
                                                                  2,802,406
                                                               ------------

                 LIQUOR--0.1%
         200,000 Constellation Brands, Inc.
                  8.125%, 01/15/12............................      219,000
                                                               ------------

                 MEDIA--0.7%
         375,000 AOL Time Warner, Inc. 7.625%, 04/15/31.......      432,663
         700,000 Cox Communications, Inc.
                  7.750%, 11/01/10............................      833,882
         150,000 Dex Media West, L.L.C. (144A)
                  8.500%, 08/15/10............................      167,062
         250,000 Lodgenet Entertainment Corp.
                  9.500%, 06/15/13............................      273,750
                                                               ------------
                                                                  1,707,357
                                                               ------------

                 METALS--0.1%
         300,000 Wolverine Tube, Inc. (144A)
                  7.375%, 08/01/08............................      277,500
                                                               ------------

                 MINING--0.1%
         200,000 Compass Minerals Group, Inc.
                  10.000%, 08/15/11...........................      224,000
                                                               ------------

                 OFFICE FURNISHINGS AND SUPPLIES--0.2%
         200,000 Interface, Inc. 9.500%, 11/15/05.............      194,000
         250,000 Tempur-Pedic, Inc. 10.250%, 08/15/10.........      278,750
                                                               ------------
                                                                    472,750
                                                               ------------

                 PETROLEUM SERVICES--0.0%
         108,000 Pride Petroleum Services, Inc.
                  9.375%, 05/01/07............................      111,240
                                                               ------------

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
   -------------------------------------------------------------------------

               PUBLISHING--0.2%
   $   100,000 Dex Media West, L.L.C. (144A)
                9.875%, 08/15/13............................... $    116,250
       225,000 Dex Media, Inc. (144A)
                Zero Coupon, 11/15/13..........................      158,625
       150,000 Houghton Mifflin Co. (144A)
                Zero Coupon, 10/15/13..........................       94,875
       150,000 Mail-Well I Corp. 9.625%, 03/15/12..............      166,500
                                                                ------------
                                                                     536,250
                                                                ------------

               REAL ESTATE--0.1%
        75,000 Meristar Hospitality Operating Partnership, L.P.
                10.500%, 06/15/09..............................       81,375
        50,000 Meristar Hospitality Operating Partnership, L.P.
                9.125%, 01/15/11...............................       53,000
                                                                ------------
                                                                     134,375
                                                                ------------

               RETAIL--1.5%
        50,000 Cole National Group, Inc.
                8.625%, 08/15/07...............................       51,000
       300,000 Cole National Group, Inc.
                8.875%, 05/15/12...............................      321,000
       250,000 Doane Pet Care Co. 9.750%, 05/15/07.............      223,750
       275,000 Eye Care Centers of America, Inc.
                9.125%, 05/01/08...............................      275,000
       350,000 Finlay Fine Jewelry Corp. 8.375%, 05/01/08......      362,250
        65,000 Fleming Cos., Inc. 10.125%, 04/01/08 (f)........       14,300
       170,000 Gap, Inc. 10.550%, 12/15/08 (d).................      209,525
       125,000 Icon Health & Fitness, Inc.
                11.250%, 04/01/12..............................      136,250
        75,000 Leslies Poolmart, Inc. 10.375%, 07/15/08........       75,000
       575,000 Limited, Inc. 6.950%, 03/01/33..................      625,349
       125,000 Petco Animal Supplies, Inc.
                10.750%, 11/01/11..............................      146,250
        75,000 Rite Aid Corp. 7.125%, 01/15/07.................       76,500
       125,000 Rite Aid Corp. 11.250%, 07/01/08................      139,375
       225,000 Rite Aid Corp. 6.875%, 08/15/13.................      216,000
       400,000 Safeway, Inc. 7.250%, 02/01/31..................      439,045
       200,000 Saks, Inc. 7.500%, 12/01/10.....................      217,000
        25,000 Saks, Inc. 9.875%, 10/01/11.....................       29,750
       150,000 Tropical Sportswear International Corp.
                11.000%, 06/15/08..............................      121,500
                                                                ------------
                                                                   3,678,844
                                                                ------------

               TECHNOLOGY--0.0%
       125,000 Applied Extrusion Technologies, Inc.
                10.750%, 07/01/11..............................      103,750
                                                                ------------

               TELECOMMUNICATIONS--1.4%
       250,000 Accident Escrow Corp. (144A)
                10.000%, 08/01/11..............................      278,750
       425,000 AT&T Broadband Corp. 8.375%, 03/15/13...........      520,008
       350,000 AT&T Corp. 8.000%, 11/15/31.....................      408,997
       400,000 AT&T Wireless Services, Inc.
                8.750%, 03/01/31...............................      493,532

 See accompanying notes to statement of investments and financial statements.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       -----------------------------------------------------------------

                   TELECOMMUNICATIONS--(CONTINUED)
       $   250,000 Centennial Communications Corp.
                    10.125%, 06/15/13...................... $    274,375
           275,000 Cincinnati Bell, Inc. (144A)
                    8.375%, 01/15/14.......................      295,625
           250,000 Insight Midwest, L.P. 10.500%, 11/01/10.      271,875
           325,000 Qwest Services Corp. (144A)
                    14.000%, 12/15/14......................      413,562
           200,000 Triton PCS, Inc. 8.500%, 06/01/13.......      215,000
            50,000 US West Communications, Inc.
                    8.875%, 06/01/31.......................       52,500
           250,000 Western Wireless Corp. 9.250%, 07/15/13.      263,750
                                                            ------------
                                                               3,487,974
                                                            ------------

                   TRANSPORTATION--0.1%
           125,000 General Maritime Corp. 10.000%, 03/15/13      141,094
           200,000 Holt Group, Inc. 9.750%, 01/15/06 (g)...        5,750
                                                            ------------
                                                                 146,844
                                                            ------------

                   U.S. TREASURY--5.2%
           200,000 United States Treasury Bonds
                    6.125%, 11/15/27.......................      225,484
           910,000 United States Treasury Bonds
                    5.500%, 08/15/28.......................      947,858
         2,000,000 United States Treasury Bonds
                    5.250%, 11/15/28.......................    2,014,454
         1,000,000 United States Treasury Bonds
                    6.125%, 08/15/29.......................    1,133,203
           125,000 United States Treasury Bonds
                    5.375%, 02/15/31.......................      130,357
         4,000,000 United States Treasury Notes
                    5.750%, 11/15/05.......................    4,294,688
         3,000,000 United States Treasury Notes
                    4.625%, 05/15/06.......................    3,179,532
         1,000,000 United States Treasury Notes
                    4.250%, 08/15/13.......................    1,001,250
                                                            ------------
                                                              12,926,826
                                                            ------------

                   UTILITIES--0.1%
           200,000 Dynegy Holdings, Inc. (144A)
                    9.875%, 07/15/10.......................      225,000
           125,000 El Paso Corp. 7.875%, 06/15/12..........      118,125
                                                            ------------
                                                                 343,125
                                                            ------------

                   YANKEE--14.1%
           175,000 Bowater Canada Finance Corp.
                    7.950%, 11/15/11.......................      185,838
           650,000 Corporacion Andina de Fomento
                    6.875%, 03/15/12.......................      721,215
           625,000 Domtar, Inc. 5.375%, 12/01/13...........      618,450
         1,550,000 Federal Republic of Brazil
                    12.000%, 04/15/10......................    1,860,000
         2,865,000 Federal Republic of Brazil
                    2.063%, 04/15/12 (d)...................    2,592,825

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  YANKEE--(CONTINUED)
      $ 1,428,436 Federal Republic of Brazil
                   8.000%, 04/15/14 (d)..................... $  1,405,295
          925,000 Federal Republic of Brazil
                   12.250%, 03/06/30........................    1,156,250
          200,000 Federal Republic of Brazil
                   11.000%, 08/17/40........................      220,000
          250,000 Federative Republic of Brazil
                   9.250%, 10/22/10.........................      268,750
          608,235 Kingdom of Morocco 2.031%, 01/01/09 (d)(j)      596,070
          225,000 Luscar Coal, Ltd. 9.750%, 10/15/11........      254,813
          300,000 Norske Skog Canada, Ltd.
                   8.625%, 06/15/11.........................      315,000
          126,000 Pierce Leahy Command Co.
                   8.125%, 05/15/08.........................      130,883
          250,000 Premier International Foods, Plc.
                   12.000%, 09/01/09........................      273,750
        1,000,000 Republic of Argentina
                   2.313%, 03/31/23 (d)(g)..................      502,500
          675,000 Republic of Bulgaria 8.250%, 01/15/15.....      801,765
          525,000 Republic of Colombia 10.000%, 01/23/12....      574,875
          355,000 Republic of Colombia 11.750%, 02/25/20....      427,775
          100,000 Republic of Columbia 10.750%, 01/15/13....      113,750
           85,000 Republic of Columbia 8.375%, 02/15/27.....       78,922
          250,000 Republic of Columbia 10.375%, 01/28/33....      268,125
        1,600,000 Republic of Ecuador 7.000%, 08/15/30 (d)..    1,232,000
          300,000 Republic of Korea 4.250%, 06/01/13........      289,689
          400,000 Republic of Malaysia 7.500%, 07/15/11.....      473,184
          125,000 Republic of Panama 9.625%, 02/08/11.......      144,375
          425,000 Republic of Panama 9.375%, 01/16/23.......      463,250
          400,000 Republic of Panama 8.875%, 09/30/27.......      420,000
          175,000 Republic of Peru 9.875%, 02/06/15.........      203,000
          500,000 Republic of Peru 4.500%, 03/07/17.........      445,000
        1,225,000 Republic of Philippines 8.375%, 03/12/09..    1,290,844
          350,000 Republic of Philippines 10.625%, 03/16/25.      389,375
          850,000 Republic of Turkey 11.500%, 01/23/12......    1,081,625
          525,000 Republic of Turkey 11.000%, 01/14/13......      657,562
          666,640 Republic of Venezuela 2.063%, 03/31/07 (d)      633,308
          285,705 Republic of Venezuela 2.125%, 12/18/07 (d)      271,420
          200,000 Republic of Venezuela 9.250%, 09/15/27....      182,000
          275,000 Rhodia S.A. (144A) 7.625%, 06/01/10.......      264,000
           50,000 Rhodia S.A. (144A) 8.875%, 06/01/11.......       46,000
        2,070,000 Russian Federation 8.250%, 03/31/10.......    2,322,954
        4,045,000 Russian Federation 0/5.00%, 03/31/30 (e)..    3,879,155
          315,000 Telewest Communications, Plc.
                   0/11.375%, 02/01/10 (e)..................      154,350
          325,000 Tembec Industries, Inc. 8.625%, 06/30/09..      334,750
        1,825,000 United Mexican States 8.375%, 01/14/11....    2,162,625
        3,525,000 United Mexican States 8.300%, 08/15/31....    3,974,437
          250,000 Vivendi Universal S.A. (144A)
                   9.250%, 04/15/10.........................      296,250
           49,000 Yell Finance BV 0/13.500%, 08/01/11 (e)...       45,080
          179,000 Yell Finance BV 10.750%, 08/01/11.........      209,430
                                                             ------------
                                                               35,232,514
                                                             ------------
                  Total Bonds & Notes
                   (Identified Cost $209,181,806)...........  218,463,868
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--0.8%
                                               WARRANTS--0.0%


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

              COMMERCIAL SERVICES & SUPPLIES--0.0%
        8,621 Indesco International, Inc. (f).................. $     47,416
                                                                ------------

              DIVERSIFIED FINANCIAL SERVICES--0.0%
            4 NTL Europe, Inc..................................           32
                                                                ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
           80 American Tower Corp. (144A)......................       10,040
        8,000 CSC Holdings, Inc................................      840,000
        7,093 NTL, Inc. (b)(k).................................      494,737
        4,634 SpectraSite, Inc.................................      161,031
                                                                ------------
                                                                   1,505,808
                                                                ------------

              MEDIA--0.2%
       49,018 UnitedGlobalCom, Inc. (b)........................      415,670
                                                                ------------
              Total Common Stocks
               (Identified Cost $1,812,426)....................    1,968,926
                                                                ------------

   PREFERRED STOCKS--0.1%
   -------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES--0.0%
          840 TCR Holdings (Class B) (b).......................            1
          462 TCR Holdings (Class C) (b).......................            0
        1,219 TCR Holdings (Class D) (b).......................            1
        2,521 TCR Holdings (Class E) (b).......................            3
                                                                ------------
                                                                           5
                                                                ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
          500 CSC Holdings, Inc................................       52,000
                                                                ------------

              TELECOMMUNICATIONS--0.1%
          374 Alamosa Holdings, Inc............................      129,030
                                                                ------------
              Total Preferred Stocks
               (Identified Cost $155,037)......................      181,035
                                                                ------------

   UNITS--0.0%
   -------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES--0.0%
      229,692 ContiFinancial Corp. (Liquidating Unit Trust) (f)        3,445
                                                                ------------
              Total Units
               (Identified Cost $0)............................        3,445
                                                                ------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
      -------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES--0.0%
            125 Leap Wireless International, Inc. (144A) (b) $          1
                                                             ------------

                YANKEE--0.0%
          3,750 Republic of Venezuela (b)...................            0
                                                             ------------
                Total Warrants
                 (Identified Cost $40,147)..................            1
                                                             ------------

    SHORT TERM INVESTMENTS--34.1%
       FACE
      AMOUNT
    -----------------------------------------------------------------------

                COMMERCIAL PAPER--24.8%
    $ 5,079,000 Amsterdam Funding Corp.
                 1.090%, 01/13/04............................    5,077,155
      4,400,000 Bryant Park Funding, L.L.C.
                 1.100%, 01/13/04............................    4,398,387
      4,400,000 Clipper Receivables Corp.
                 1.080%, 01/14/04............................    4,398,284
      2,200,000 DaimlerChrysler North America Holding Corp.
                 1.350%, 01/14/04............................    2,198,927
      3,635,000 Falcon Asset Securitization
                 1.080%, 01/13/04............................    3,633,691
      2,200,000 Four Winds Funding Corp.
                 1.220%, 01/14/04............................    2,199,031
      2,200,000 General Motors Acceptance Corp.
                 1.370%, 01/14/04............................    2,198,912
      6,575,000 Jupiter Securitization Corp. 1.090%, 01/13/04    6,572,611
      6,582,000 Market Street Funding Corp. (144A)
                 1.100%, 01/14/04............................    6,579,385
      4,000,000 Polonius, Inc. 1.100%, 01/12/04..............    3,998,656
      1,000,000 Scaldis Capital, L.L.C. 1.090%, 01/12/04.....      999,667
      6,575,000 Tasman Funding, Inc. 1.110%, 01/13/04........    6,572,567
      4,400,000 Three Pillars Funding Corp.
                 1.090%, 01/14/04............................    4,398,268
      4,400,000 Variable Funding Capital Corp.
                 1.080%, 01/14/04............................    4,398,284
      4,400,000 Victory Receivable Corp. 1.110%, 01/13/04....    4,398,372
                                                              ------------
                                                                62,022,197
                                                              ------------

                REPURCHASE AGREEMENT--9.3%
     23,086,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.800% to be repurchased at
                 $23,087,026 on 01/02/04, collateralized
                 by $16,105,000 U.S. Treasury Bond 8.875%
                 due 02/15/19 with a value of
                 $23,553,563.................................   23,086,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $85,108,197)...............   85,108,197
                                                              ------------
                Total Investments--122.4%
                 (Identified Cost $296,297,613) (a)..........  305,725,472
                Other assets less liabilities................  (55,882,502)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $249,842,970
                                                              ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FORWARD CURRENCY CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2003


                                          LOCAL     AGGREGATE               UNREALIZED
                                         CURRENCY     FACE                 APPRECIATION/
FORWARD CURRENCY CONTRACT DELIVERY DATE   AMOUNT      VALUE    TOTAL VALUE DEPRECIATION
------------------------- ------------- ---------- ----------- ----------- -------------
      Euro (bought)......   02/25/04     6,610,000 $ 8,315,417 $ 7,927,373   $ 388,044
      Euro (sold)........   02/25/04    13,147,414  16,539,520  15,644,108    (895,412)
      Euro (sold)........   02/25/04     6,610,000   8,315,417   8,081,717    (233,700)
      Euro (sold)........   02/25/04       311,160     391,441     382,726      (8,714)
                                                                             ---------
Net Unrealized Depreciation on Forward Currency Contracts.................   $(749,782)
                                                                             =========

FUTURES CONTRACTS

                                    EXPIRATION NUMBER OF CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS SHORT                DATE    CONTRACTS  AMOUNT     12/31/2003    DEPRECIATION
-----------------------             ---------- --------- --------- --------------- ------------
U.S. Treasury Notes 10 Year Futures 03/22/2004    (52)   5,761,938   $5,837,813      $(75,875)

 See accompanying notes to statement of investments and financial statements.

                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $305,725,472
       Cash.....................................                      444
       Foreign cash at value
        (Identified cost $98,395)...............                  100,599
       Receivable for:
        Securities sold.........................                       64
        Fund shares sold........................                1,966,243
        Dividends and interest..................                3,210,345
                                                             ------------
         Total Assets...........................              311,003,167
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   294,839
        Securities purchased....................  59,906,189
        Open forward currency contracts--net....     749,782
        Futures variation margin................       8,125
       Accrued expenses:
        Management fees.........................     132,878
        Service and distribution fees...........      11,492
        Deferred trustees fees..................      15,882
        Other expenses..........................      41,010
                                                 -----------
         Total Liabilities......................               61,160,197
                                                             ------------
     NET ASSETS.................................             $249,842,970
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $232,549,810
        Undistributed net investment income.....                9,301,470
        Accumulated net realized gains
         (losses)...............................                 (666,772)
        Unrealized appreciation (depreciation)
         on investments, futures contracts and
         foreign currency.......................                8,658,462
                                                             ------------
     NET ASSETS.................................             $249,842,970
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($153,549,198 divided by
      12,176,625 shares outstanding)............             $      12.61
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($267,956 divided by 21,296
      shares outstanding).......................             $      12.58
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($96,025,816 divided by
      7,631,603 shares outstanding).............             $      12.58
                                                             ============
     Identified cost of investments.............             $296,297,613
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $    55,085(a)
       Interest................................              10,514,419
                                                            -----------
                                                             10,569,504
     EXPENSES
       Management fees......................... $1,269,439
       Service and distribution fees--Class B..        175
       Service and distribution fees--Class E..     83,677
       Directors' fees and expenses............     20,424
       Custodian...............................    169,260
       Audit and tax services..................     25,871
       Legal...................................      5,378
       Printing................................     74,170
       Insurance...............................      3,592
       Miscellaneous...........................      4,169
                                                ----------
       Total expenses..........................               1,656,155
                                                            -----------
     NET INVESTMENT INCOME.....................               8,913,349
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  5,817,476
       Futures contracts--net..................    (95,139)
       Foreign currency transactions--net......     85,656    5,807,993
                                                ----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  8,307,938
       Futures contracts--net..................    (75,875)
       Foreign currency transactions--net......   (693,522)   7,538,541
                                                ----------  -----------
     Net gain (loss)...........................              13,346,534
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $22,259,883
                                                            ===========

(a)Net of foreign taxes of $536.

                See accompanying notes to financial statements.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  8,913,349  $  7,983,396
  Net realized gain (loss)..........................................    5,807,993      (220,732)
  Unrealized appreciation (depreciation)............................    7,538,541     4,559,118
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   22,259,883    12,321,782
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,876,715)   (8,201,211)
    Class B.........................................................         (105)            0
    Class E.........................................................     (839,597)     (700,436)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,716,417)   (8,901,647)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   83,214,708    32,741,108
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  101,758,174    36,161,243

NET ASSETS
  Beginning of the period...........................................  148,084,796   111,923,553
                                                                     ------------  ------------
  End of the period................................................. $249,842,970  $148,084,796
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  9,301,470  $  3,678,619
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,673,180  $ 56,354,490   4,164,573  $ 46,510,864
  Reinvestments...............................................    245,035     2,876,715     755,524     8,201,211
  Redemptions................................................. (3,411,367)  (41,120,318) (4,021,240)  (44,765,421)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,506,848  $ 18,110,887     898,857  $  9,946,654
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     22,627  $    276,881         192  $      2,090
  Reinvestments...............................................          9           105           0             0
  Redemptions.................................................     (1,532)      (18,788)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     21,104  $    258,198         192  $      2,090
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  6,505,607  $ 78,932,700   2,154,789  $ 23,854,122
  Reinvestments...............................................     71,577       839,597      65,097       700,436
  Redemptions................................................. (1,226,874)  (14,926,674)   (159,577)   (1,762,194)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  5,350,310  $ 64,845,623   2,060,309  $ 22,792,364
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,878,262  $ 83,214,708   2,959,358  $ 32,741,108
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                              CLASS A
                                                          ----------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------
                                                            2003      2002      2001      2000     1999
                                                          --------  --------  --------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.44  $  11.20  $  11.42  $ 10.67  $ 11.43
                                                          --------  --------  --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.51      0.69      0.70     0.77     0.95
  Net realized and unrealized gain (loss) on investments.     0.92      0.35      0.04    (0.02)   (0.78)
                                                          --------  --------  --------  -------  -------
  Total from investment operations.......................     1.43      1.04      0.74     0.75     0.17
                                                          --------  --------  --------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.26)    (0.80)    (0.96)    0.00    (0.93)
                                                          --------  --------  --------  -------  -------
  Total distributions....................................    (0.26)    (0.80)    (0.96)    0.00    (0.93)
                                                          --------  --------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $  12.61  $  11.44  $  11.20  $ 11.42  $ 10.67
                                                          ========  ========  ========  =======  =======
TOTAL RETURN (%).........................................     12.6       9.6       6.6      7.0      1.4
Ratio of operating expenses to average net assets (%)....     0.81      0.85      0.84     0.78     0.81
Ratio of net investment income to average net assets (%).     4.66      6.25      6.44     6.90     8.15
Portfolio turnover rate (%)..............................      329       239       248      360      224
Net assets, end of period (000).......................... $153,549  $122,023  $109,448  $95,434  $94,910

                                                                     CLASS B                        CLASS E
                                                          -------------------------     ----------------------------
                                                                       JULY 30, 2002(A)    YEAR ENDED     MAY 1, 2001(A)
                                                           YEAR ENDED      THROUGH        DECEMBER 31,       THROUGH
                                                          DECEMBER 31,   DECEMBER 31,   ----------------   DECEMBER 31,
                                                              2003           2002         2003     2002        2001
                                                          ------------ ---------------- -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $11.41         $10.43      $ 11.42  $ 11.20      $10.80
                                                             ------         ------      -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.23           0.14         0.42     0.73        0.10
  Net realized and unrealized gain (loss) on investments.      1.19           0.84         0.99     0.29        0.30
                                                             ------         ------      -------  -------      ------
  Total from investment operations.......................      1.42           0.98         1.41     1.02        0.40
                                                             ------         ------      -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.25)          0.00        (0.25)   (0.80)       0.00
                                                             ------         ------      -------  -------      ------
  Total distributions....................................     (0.25)          0.00        (0.25)   (0.80)       0.00
                                                             ------         ------      -------  -------      ------
NET ASSET VALUE, END OF PERIOD...........................    $12.58         $11.41      $ 12.58  $ 11.42      $11.20
                                                             ======         ======      =======  =======      ======
TOTAL RETURN (%).........................................      12.6            9.4 (b)     12.5      9.4         3.7 (b)
Ratio of operating expenses to average net assets (%)....      1.06           1.10 (c)     0.96     1.00        0.99 (c)
Ratio of net investment income to average net assets (%).      3.95           5.66 (c)     4.34     6.03        5.50 (c)
Portfolio turnover rate (%)..............................       329            239          329      239         248
Net assets, end of period (000)..........................    $  268         $    2      $96,026  $26,060      $2,476

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--97.8% OF TOTAL NET ASSETS


           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    ASSET BACKED--2.0%
        $ 1,500,000 Commodore CDO I, Ltd. (144A)
                     1.700%, 02/24/34.................... $   1,477,500
          3,970,886 Wings 2003 1, Ltd. (144A)
                     1.680%, 11/15/35....................     3,891,468
                                                          -------------
                                                              5,368,968
                                                          -------------

                    FEDERAL AGENCIES--86.4%
          1,000,000 Federal Home Loan Bank
                     5.800%, 09/02/08....................     1,101,236
             18,001 Federal Home Loan Mortgage Corp.
                     7.500%, 05/01/07....................        19,108
              1,307 Federal Home Loan Mortgage Corp.
                     6.000%, 10/01/10....................         1,373
             28,909 Federal Home Loan Mortgage Corp.
                     7.000%, 07/01/11....................        30,827
              8,780 Federal Home Loan Mortgage Corp.
                     11.750%, 01/01/12...................         9,386
             69,382 Federal Home Loan Mortgage Corp.
                     6.500%, 08/01/13....................        73,412
              4,569 Federal Home Loan Mortgage Corp.
                     8.250%, 04/01/17....................         5,000
             22,824 Federal Home Loan Mortgage Corp.
                     9.000%, 10/01/17....................        24,764
             30,925 Federal Home Loan Mortgage Corp.
                     8.000%, 12/01/19....................        33,720
            119,566 Federal Home Loan Mortgage Corp.
                     8.000%, 07/01/20....................       129,773
         11,000,000 Federal Home Loan Mortgage Corp.
                     5.500%, 01/15/23 (h)................     1,215,322
             14,865 Federal Home Loan Mortgage Corp.
                     6.500%, 03/01/26....................        15,613
              8,711 Federal Home Loan Mortgage Corp.
                     6.500%, 06/01/26....................         9,149
            135,052 Federal Home Loan Mortgage Corp.
                     6.500%, 07/01/26....................       141,845
            256,812 Federal Home Loan Mortgage Corp.
                     6.000%, 10/01/28....................       265,943
            286,329 Federal Home Loan Mortgage Corp.
                     6.000%, 11/01/28....................       296,553
            729,165 Federal Home Loan Mortgage Corp.
                     8.000%, 09/01/31....................       786,161
          2,025,984 Federal Home Loan Mortgage Corp.
                     4.500%, 04/15/32....................     2,001,432
         22,000,000 Federal Home Loan Mortgage Corp.
                     5.000%, TBA.........................    21,711,250
         15,000,000 Federal Home Loan Mortgage Corp.
                     5.500%, TBA.........................    15,178,125
         22,900,000 Federal Home Loan Mortgage Corp.
                     6.000%, TBA.........................    23,658,563
         10,000,000 Federal Home Loan Mortgage Corp.
                     6.500%, TBA.........................    10,471,880
             30,399 Federal National Mortgage Association
                     6.500%, 06/01/08....................        32,402
              9,216 Federal National Mortgage Association
                     6.500%, 12/01/10....................         9,796

           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
        $   557,485 Federal National Mortgage Association
                     7.377%, 01/17/13 (d)................ $     590,841
            230,174 Federal National Mortgage Association
                     6.500%, 04/01/13....................       244,050
            116,803 Federal National Mortgage Association
                     6.500%, 07/01/13....................       123,844
            112,571 Federal National Mortgage Association
                     7.000%, 12/01/14....................       120,388
             14,353 Federal National Mortgage Association
                     7.000%, 07/01/15....................        15,285
             31,862 Federal National Mortgage Association
                     7.000%, 08/01/15....................        33,932
             11,822 Federal National Mortgage Association
                     12.500%, 09/20/15...................        13,567
            120,011 Federal National Mortgage Association
                     12.000%, 10/01/15...................       139,045
              5,912 Federal National Mortgage Association
                     12.000%, 01/15/16...................         6,751
             58,149 Federal National Mortgage Association
                     12.500%, 01/15/16...................        66,654
              2,492 Federal National Mortgage Association
                     11.500%, 09/01/19...................         2,829
             13,279 Federal National Mortgage Association
                     7.000%, 11/01/23....................        14,171
             27,839 Federal National Mortgage Association
                     6.500%, 03/01/26....................        29,194
             77,176 Federal National Mortgage Association
                     7.000%, 02/01/28....................        81,708
            212,017 Federal National Mortgage Association
                     7.000%, 10/01/28....................       224,247
             56,714 Federal National Mortgage Association
                     7.000%, 11/01/28....................        59,986
            123,367 Federal National Mortgage Association
                     10.341%, 12/28/28 (d)...............       137,112
            118,847 Federal National Mortgage Association
                     7.000%, 02/01/29....................       125,987
            503,009 Federal National Mortgage Association
                     6.500%, 04/01/29....................       526,107
             66,489 Federal National Mortgage Association
                     7.500%, 12/01/29....................        70,979
             66,212 Federal National Mortgage Association
                     7.000%, 01/01/30....................        70,163
          1,255,000 Federal National Mortgage Association
                     6.527%, 05/25/30 (d)................     1,366,486
             99,932 Federal National Mortgage Association
                     8.000%, 08/01/30....................       108,042
             68,549 Federal National Mortgage Association
                     8.000%, 10/01/30....................        74,113
            191,893 Federal National Mortgage Association
                     7.500%, 11/01/30....................       205,068
             60,744 Federal National Mortgage Association
                     7.500%, 01/01/31....................        64,914
              1,302 Federal National Mortgage Association
                     8.000%, 02/01/31....................         1,408
             16,180 Federal National Mortgage Association
                     8.000%, 03/01/31....................        17,395

 See accompanying notes to statement of investments and financial statements.

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $15,000,000 Federal National Mortgage Association
                    5.000%, TBA............................ $  14,840,625
        44,000,000 Federal National Mortgage Association
                    5.500%, TBA............................    44,794,988
        44,000,000 Federal National Mortgage Association
                    6.000%, TBA............................    45,546,272
        26,000,000 Federal National Mortgage Association
                    6.500%, TBA............................    27,186,250
        14,000,000 Federal National Mortgage Association
                    7.000%, TBA............................    14,822,500
         2,000,000 Federal National Mortgage Association
                    8.000%, TBA............................     2,156,876
            43,773 Government National Mortgage Association
                    9.000%, 12/15/16.......................        48,665
           425,973 Government National Mortgage Association
                    8.500%, 06/15/25.......................       469,191
            65,291 Government National Mortgage Association
                    7.500%, 01/15/29.......................        69,970
            72,787 Government National Mortgage Association
                    7.500%, 09/15/29.......................        78,145
            44,780 Government National Mortgage Association
                    7.500%, 01/15/30.......................        47,948
            69,423 Government National Mortgage Association
                    7.500%, 02/15/30.......................        74,335
             2,634 Government National Mortgage Association
                    7.500%, 03/15/30.......................         2,820
            57,008 Government National Mortgage Association
                    7.500%, 04/15/30.......................        61,041
           141,198 Government National Mortgage Association
                    7.500%, 05/15/30.......................       151,546
            28,958 Government National Mortgage Association
                    7.500%, 06/15/30.......................        31,007
            70,885 Government National Mortgage Association
                    7.500%, 09/15/30.......................        75,900
                                                            -------------
                                                              232,214,978
                                                            -------------

                   U.S. TREASURY--9.4%
         1,500,000 United States Treasury Notes
                    5.250%, 05/15/04.......................     1,523,379
         5,000,000 United States Treasury Notes
                    2.250%, 07/31/04.......................     5,034,570
         2,000,000 United States Treasury Notes
                    6.750%, 05/15/05.......................     2,144,062
         5,000,000 United States Treasury Notes
                    5.750%, 11/15/05.......................     5,368,360
         2,000,000 United States Treasury Notes
                    3.250%, 08/15/07.......................     2,040,078
         7,300,000 United States Treasury Notes
                    3.375%, 11/15/08.......................     7,357,889

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                U.S. TREASURY--(CONTINUED)
    $ 2,000,000 United States Treasury Notes
                 4.250%, 08/15/13........................... $   2,002,500
                                                             -------------
                                                                25,470,838
                                                             -------------
                Total Bonds & Notes
                 (Identified Cost $260,517,662).............   263,054,784
                                                             -------------

    SHORT TERM INVESTMENTS--82.3%
    -----------------------------------------------------------------------

                COMMERCIAL PAPER--7.6%
      4,575,000 DaimlerChrysler North America Holdings Corp.
                 1.350%, 01/14/04...........................     4,572,770
      4,575,000 Four Winds Funding Corp.
                 1.220%, 01/14/04...........................     4,572,984
      4,575,000 General Motors Acceptance Corp.
                 1.370%, 01/14/04...........................     4,572,737
      6,584,000 Variable Funding Capital Corp.
                 1.080%, 01/14/04...........................     6,581,432
                                                             -------------
                                                                20,299,923
                                                             -------------

                DISCOUNT NOTES--36.8%
     40,000,000 Federal Farm Credit Bank
                 0.970%, 01/05/04...........................    39,995,689
     58,000,000 Federal Home Loan Bank
                 1.010%, 01/13/04...........................    57,980,473
      1,000,000 Student Loan Marketing
                 1.010%, 01/13/04...........................       999,663
                                                             -------------
                                                                98,975,825
                                                             -------------

                REPURCHASE AGREEMENT--13.0%
     34,897,000 Warburg Dillon Reed Repurchase Agreement
                 dated 12/31/03 at 0.830% to be
                 repurchased at $34,898,609 on 01/02/04,
                 collateralized by $25,562,000 U.S. Treasury
                 Bond 8.125% due 08/15/21 with a value of
                 $35,594,829................................    34,897,000
                                                             -------------

                U.S. TREASURY--24.9%
     67,000,000 United States Treasury Bills
                 0.890%, 01/02/04...........................    66,998,344
                                                             -------------
                Total Short Term Investments
                 (Identified Cost $221,171,092).............   221,171,092
                                                             -------------
                Total Investments--180.1%
                 (Identified Cost $481,688,754) (a).........   484,225,876
                Other assets less liabilities...............  (215,419,719)
                                                             -------------
                TOTAL NET ASSETS--100%...................... $ 268,806,157
                                                             =============

FUTURE CONTRACTS

                                    EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF NET UNREALIZED
FUTURES CONTRACTS SHORT                DATE    CONTRACTS   AMOUNT     12/31/2003     DEPRECIATION
-----------------------             ---------- --------- ---------- --------------- --------------
U.S. Treasury Notes 10 Year Futures 03/22/2004    (19)   $2,105,324   $2,133,047       $(27,723)

 See accompanying notes to statement of investments and financial statements.

                                    MSF-70

METROPOLITAN SERIES FUND

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................              $449,328,876
       Investments in repurchase agreements.....                34,897,000
       Cash.....................................                       225
       Receivable for:
        Fund shares sold........................                 3,496,106
        Interest................................                   855,577
                                                              ------------
         Total Assets...........................               488,577,784
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    367,264
        Securities purchased....................  219,226,519
        Futures variation margin................        2,969
       Accrued expenses:
        Management fees.........................      122,677
        Service and distribution fees...........       14,012
        Deferred trustees fees..................       13,726
        Other expenses..........................       24,460
                                                 ------------
         Total Liabilities......................               219,771,627
                                                              ------------
     NET ASSETS.................................              $268,806,157
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $260,528,628
        Undistributed net investment income.....                 3,309,737
        Accumulated net realized gains
         (losses)...............................                 2,458,393
        Unrealized appreciation (depreciation)
         on investments and foreign
         currency...............................                 2,509,399
                                                              ------------
     NET ASSETS.................................              $268,806,157
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($154,009,888 divided by
      12,476,672 shares outstanding)............              $      12.34
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($346,575 divided by 28,161
      shares outstanding).......................              $      12.31
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($114,449,694 divided by
      9,299,218 shares outstanding).............              $      12.31
                                                              ============
     Identified cost of investments.............              $481,688,754
                                                              ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Interest................................              $ 5,132,115
                                                              -----------
      EXPENSES
        Management fees......................... $ 1,516,747
        Deferred expense reimbursement..........      11,105
        Service and distribution fees--Class B..         322
        Service and distribution fees--Class E..     148,163
        Directors' fees and expenses............      20,252
        Custodian...............................     102,566
        Audit and tax services..................      22,300
        Legal...................................       7,864
        Printing................................     113,894
        Insurance...............................       5,217
        Miscellaneous...........................       4,609
                                                 -----------
        Total expenses..........................                1,953,039
                                                              -----------
      NET INVESTMENT INCOME.....................                3,179,076
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   3,037,222
        Futures contracts--net..................    (153,835)   2,883,387
                                                 -----------  -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  (2,054,002)
        Futures contracts--net..................     (27,723)  (2,081,725)
                                                 -----------  -----------
      Net gain (loss)...........................                  801,662
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $ 3,980,738
                                                              ===========

                See accompanying notes to financial statements.

                                    MSF-71

METROPOLITAN SERIES FUND

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,179,076  $  3,564,933
  Net realized gain (loss)..........................................    2,883,387     5,480,772
  Unrealized appreciation (depreciation)............................   (2,081,725)    3,616,935
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    3,980,738    12,662,640
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,231,008)   (3,873,917)
    Class B.........................................................         (320)            0
    Class E.........................................................     (559,594)     (619,393)
                                                                     ------------  ------------
                                                                       (1,790,922)   (4,493,310)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (1,884,506)   (2,058,355)
    Class B.........................................................         (529)            0
    Class E.........................................................     (925,195)     (399,391)
                                                                     ------------  ------------
                                                                       (2,810,230)   (2,457,746)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,601,152)   (6,951,056)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   21,174,007   134,186,646
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   20,553,593   139,898,230

NET ASSETS
  Beginning of the period...........................................  248,252,564   108,354,334
                                                                     ------------  ------------
  End of the period................................................. $268,806,157  $248,252,564
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  3,309,737  $  1,752,409
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,334,719  $ 53,384,643  10,458,929  $127,000,023
  Reinvestments...............................................    254,952     3,115,514     496,916     5,932,272
  Redemptions................................................. (6,780,810)  (83,098,455) (4,818,108)  (58,490,162)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (2,191,139) $(26,598,298)  6,137,737  $ 74,442,133
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     33,324  $    407,454         175  $      2,119
  Reinvestments...............................................         69           849           0             0
  Redemptions.................................................     (5,407)      (65,524)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     27,986  $    342,779         175  $      2,119
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  7,176,813  $ 88,146,999   5,250,111  $ 63,562,494
  Reinvestments...............................................    121,704     1,484,789      85,406     1,018,784
  Redemptions................................................. (3,460,662)  (42,202,262)   (399,904)   (4,838,884)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,837,855  $ 47,429,526   4,935,613  $ 59,742,394
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,674,702  $ 21,174,007  11,073,525  $134,186,646
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                   CLASS A
                                ---------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                ---------------------------------------------
                                  2003      2002      2001     2000     1999
                                --------  --------  --------  ------- -------
 NET ASSET VALUE, BEGINNING OF
  PERIOD....................... $  12.34  $  11.97  $  11.94  $ 10.81 $ 11.47
                                --------  --------  --------  ------- -------
 INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income........     0.18      0.38      0.37     0.67    0.65
  Net realized and unrealized
    gain (loss) on investments.     0.02      0.54      0.41     0.46   (0.62)
                                --------  --------  --------  ------- -------
  Total from investment
    operations.................     0.20      0.92      0.78     1.13    0.03
                                --------  --------  --------  ------- -------
 LESS DISTRIBUTIONS
  Distributions from net
    investment income..........    (0.08)    (0.38)    (0.75)    0.00   (0.66)
  Distributions from net
    realized capital gains.....    (0.12)    (0.17)     0.00     0.00   (0.03)
                                --------  --------  --------  ------- -------
  Total Distributions..........    (0.20)    (0.55)    (0.75)    0.00   (0.69)
                                --------  --------  --------  ------- -------
 NET ASSET VALUE, END OF PERIOD $  12.34  $  12.34  $  11.97  $ 11.94 $ 10.81
                                ========  ========  ========  ======= =======
 TOTAL RETURN (%)..............      1.7       7.9       6.7     10.5     0.2
 Ratio of operating expenses
  to average net assets (%)....     0.65      0.70      0.70     0.70    0.70
 Ratio of net investment
  income to average net assets
  (%)..........................     1.22      2.20      4.49     6.29    5.89
 Portfolio turnover rate (%)...      882       672       362      583     530
 Net assets, end of period
  (000)........................ $154,010  $180,989  $102,066  $57,173 $50,967
 The ratios of operating
  expenses to average net
  assets without giving effect
  to the contractual expense
  agreement would have been (%)       --      0.70      0.73     0.71    0.72

                                          CLASS B                         CLASS E
                               --------------------------    ------------------------------
                                            JULY 30, 2002(A)     YEAR ENDED     MAY 1, 2001(A)
                                YEAR ENDED      THROUGH         DECEMBER 31,       THROUGH
                               DECEMBER 31,   DECEMBER 31,   -----------------   DECEMBER 31,
                                   2003           2002         2003      2002        2001
                               ------------ ---------------- --------  -------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $12.31         $11.88      $  12.32  $ 11.96      $11.45
                                  ------         ------      --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........      0.06           0.04          0.12     0.31        0.07
 Net realized and unrealized
   gain (loss) on investments.      0.14           0.39          0.07     0.42        0.44
                                  ------         ------      --------  -------      ------
 Total from investment
   operations.................      0.20           0.43          0.19     0.73        0.51
                                  ------         ------      --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     (0.08)          0.00         (0.08)   (0.20)       0.00
 Distributions from net
   realized capital gains.....     (0.12)          0.00         (0.12)   (0.17)       0.00
                                  ------         ------      --------  -------      ------
 Total Distributions..........     (0.20)          0.00         (0.20)   (0.37)       0.00
                                  ------         ------      --------  -------      ------
NET ASSET VALUE, END OF PERIOD    $12.31         $12.31      $  12.31  $ 12.32      $11.96
                                  ======         ======      ========  =======      ======
TOTAL RETURN (%)..............       1.6            3.6(b)        1.5      7.7         4.5(b)
Ratio of operating expenses
 to average net assets (%)....      0.90           0.95(c)       0.80     0.85        0.85(c)
Ratio of net investment
 income to average net assets
 (%)..........................      0.79           1.34(c)       1.03     2.05        3.39(c)
Portfolio turnover rate (%)...       882            672           882      672         362
Net assets, end of period
 (000)........................    $  347         $    2      $114,450  $67,262      $6,289
The ratios of operating
 expenses to average net
 assets without giving effect
 to the contractual expense
 agreement would have been (%)        --           0.95(c)         --     0.85        0.88(c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--98.2% OF TOTAL NET ASSETS


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.2%
       $ 1,150,000 L-3 Communications Holdings, Inc.
                    7.625%, 06/15/12...................... $    1,246,313
         3,050,000 Raytheon Co. 4.850%, 01/15/11..........      3,054,029
         4,182,208 Systems 2001 Asset Trust, L.L.C. (144A)
                    6.664%, 09/15/13......................      4,622,176
         2,100,000 The Boeing Co. 8.750%, 08/15/21........      2,668,728
           750,000 United Technologies Corp.
                    7.125%, 11/15/10......................        878,224
                                                           --------------
                                                               12,469,470
                                                           --------------

                   AGRICULTURAL MACHINERY--0.2%
         1,550,000 Case New Holland, Inc. (144A)
                    9.250%, 08/01/11......................      1,736,000
                                                           --------------

                   AIRLINES--0.6%
         2,699,257 Continental Airlines, Inc.
                    6.703%, 12/15/22......................      2,641,316
         2,900,000 Delta Airlines, Inc. 6.417%, 07/02/12..      3,108,373
                                                           --------------
                                                                5,749,689
                                                           --------------

                   ASSET BACKED--3.9%
         2,575,000 Amortizing Residential Collateral Trust
                    2.341%, 07/25/32 (d)..................      2,559,535
         2,600,000 Centex Home Equity Loan Trust
                    3.191%, 12/25/32 (d)..................      2,630,999
         1,025,000 Chase Funding Net Interest Margin Trust
                    (144A) 5.000%, 01/27/35...............      1,023,565
         2,605,000 Citibank Credit Card Issuance Trust
                    7.450%, 09/15/07......................      2,817,171
         1,000,000 Citibank Credit Card Issuance Trust
                    6.650%, 05/15/08......................      1,080,093
         1,825,000 Citibank Credit Card Issuance Trust
                    1.641%, 12/10/08 (d)..................      1,837,487
         4,500,000 Distribution Financial Services Trust
                    5.670%, 01/17/17......................      4,638,369
         2,725,000 Ford Credit Auto Owner Trust
                    4.790%, 11/15/06......................      2,810,093
           972,539 Hedged Mutual Fund Fee Trust (144A)
                    5.220%, 11/30/10 (d)..................        972,539
         1,350,000 MBNA Credit Card Master Note Trust
                    6.550%, 12/15/08......................      1,460,729
         5,125,000 MBNA Credit Card Master Note Trust
                    2.383%, 06/15/09 (d)..................      5,212,833
            10,000 MBNA Master Credit Card Trust II
                    6.600%, 04/16/07......................         10,447
         1,125,000 MBNA Master Credit Card Trust II
                    7.000%, 02/15/12......................      1,300,369
         2,425,000 Option One Mortgage Loan Trust
                    1.891%, 11/25/32 (d)..................      2,436,462
         2,050,000 Option One Mortgage Loan Trust
                    2.841%, 04/25/33 (d)..................      2,073,868

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                ASSET BACKED--(CONTINUED)
    $ 2,575,000 Residential Asset Securities Corp.
                 2.891%, 01/25/33 (d)....................... $    2,600,593
      3,900,000 Structured Asset Investment Loan Trust
                 3.270%, 04/25/33 (d).......................      3,916,758
                                                             --------------
                                                                 39,381,910
                                                             --------------

                AUTO PARTS--0.6%
        725,000 ArvinMeritor, Inc. 8.750%, 03/01/12.........        830,125
      1,100,000 Briggs & Stratton Corp. 8.875%, 03/15/11....      1,292,500
      1,475,000 Dana Corp. 9.000%, 08/15/11.................      1,777,375
      1,150,000 Lear Corp. 7.960%, 05/15/05.................      1,230,500
      1,000,000 TRW Automotive, Inc. 9.375%, 02/15/13.......      1,142,500
                                                             --------------
                                                                  6,273,000
                                                             --------------

                AUTOMOBILES--0.9%
        600,000 AutoNation, Inc. 9.000%, 08/01/08...........        688,500
      2,225,000 DaimlerChrysler North America Holding Corp.
                 8.500%, 01/18/31...........................      2,658,395
        950,000 Ford Motor Co. 7.450%, 07/16/31.............        959,995
      4,025,000 General Motors Corp. 8.250%, 07/15/23.......      4,570,021
                                                             --------------
                                                                  8,876,911
                                                             --------------

                BIOTECHNOLOGY--0.3%
        475,000 AmerisourceBergen Corp.
                 7.250%, 11/15/12...........................        511,813
      2,125,000 Beckman Coulter, Inc. 7.450%, 03/04/08......      2,405,043
        475,000 Bio-Rad Laboratories, Inc.
                 7.500%, 08/15/13...........................        522,500
                                                             --------------
                                                                  3,439,356
                                                             --------------

                BUILDING & CONSTRUCTION--0.4%
      1,100,000 Beazer Homes USA, Inc.
                 8.375%, 04/15/12...........................      1,212,750
      1,100,000 D.R. Horton, Inc. 8.500%, 04/15/12..........      1,243,000
      1,900,000 Pulte Homes, Inc. 6.375%, 05/15/33..........      1,849,454
                                                             --------------
                                                                  4,305,204
                                                             --------------

                BUSINESS SERVICES--0.1%
      1,150,000 Unisys Corp. 6.875%, 03/15/10...............      1,244,875
                                                             --------------

                CHEMICALS--0.4%
      1,075,000 Equistar Chemical Funding
                 10.125%, 09/01/08..........................      1,177,125
      1,125,000 FMC Corp. 10.250%, 11/01/09.................      1,316,250
      1,050,000 ISP Chemco, Inc. 10.250%, 07/01/11..........      1,181,250
        650,000 Lyondell Chemical Co. 9.625%, 05/01/07......        689,000
                                                             --------------
                                                                  4,363,625
                                                             --------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--8.2%
      2,075,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.080%, 06/15/09......................      2,359,888
      1,825,000 Cheyne Investment Grade CDO I (144A)
                 2.920%, 09/26/09 (d).......................      1,736,123

 See accompanying notes to statement of investments and financial statements.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
   -------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
   $ 5,650,000 Commercial Mortgage Acceptance Corp.
                (144A) 6.230%, 07/15/31...................... $    4,881,034
     2,700,000 Countrywide Asset-Backed Certificates
                2.791%, 03/26/33 (d).........................      2,726,521
     2,007,000 Countrywide Home Loans, Inc.
                4.676%, 02/19/34 (d).........................      2,007,000
     1,045,000 FFCA Secured Lending Corp.
                6.940%, 09/18/25.............................      1,053,624
     4,096,969 GGP Mall Properties Trust
                5.558%, 11/15/11.............................      4,350,797
     2,800,000 Holmes Financing, Plc.
                2.600%, 07/15/40 (d).........................      2,800,000
     2,112,000 IStar Asset Receivables Trust (144A)
                2.241%, 08/28/22.............................      2,112,000
     2,300,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 7.238%, 09/15/29.......................      2,623,641
     5,385,000 J.P. Morgan Commercial Mortgage
                Finance Corp. 6.507%, 10/15/35...............      6,002,766
     4,356,508 LB-UBS Commercial Mortgage Trust
                5.642%, 12/15/25.............................      4,674,427
     4,075,000 LB-UBS Commercial Mortgage Trust
                4.559%, 09/15/27 (d).........................      4,091,626
     3,749,669 LB-UBS Commercial Mortgage Trust (144A)
                6.155%, 07/14/16.............................      4,044,358
        96,433 Morgan Stanley Capital I, Inc.
                6.190%, 03/15/30.............................         97,935
     4,033,242 Morgan Stanley Capital I, Inc. (144A)
                7.220%, 07/15/29.............................      4,443,813
     1,675,000 NationsLink Funding Corp.
                6.476%, 08/20/30.............................      1,864,360
     1,325,000 NationsLink Funding Corp.
                6.795%, 08/20/30.............................      1,484,209
     2,575,000 NationsLink Funding Corp. (Class E)
                7.105%, 08/20/30.............................      2,769,717
     1,757,217 PNC Mortgage Acceptance Corp.
                7.050%, 10/12/33.............................      1,935,049
     3,850,000 PNC Mortgage Acceptance Corp.
                7.300%, 10/12/33.............................      4,461,638
     5,375,000 Principal Residential Mortgage Capital (144A)
                4.550%, 12/20/04.............................      5,426,062
     2,525,000 Residential Asset Security Mortgage Pass
                Through Certificates
                2.891%, 04/25/33 (d).........................      2,542,928
     1,850,000 Salomon Brothers Mortgage Securities VII, Inc.
                (144A) 6.134%, 02/18/34......................      2,003,186
       860,909 Washington Mutual Mortgage Pass Through
                Certificates 5.572%, 06/25/32................        872,550
     5,875,000 Washington Mutual, Inc.
                3.423%, 05/25/33 (d).........................      5,904,570
     4,750,000 Washington Mutual, Inc.
                3.695%, 06/25/33 (d).........................      4,694,226
                                                              --------------
                                                                  83,964,048
                                                              --------------

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.5%
       $ 4,150,000 Hewlett-Packard Co. 3.625%, 03/15/08.. $    4,157,051
         1,125,000 Seagate Technology HDD Holdings
                    8.000%, 05/15/09.....................      1,212,187
                                                          --------------
                                                               5,369,238
                                                          --------------

                   CONGLOMERATES--0.6%
         5,200,000 General Electric Co. 5.000%, 02/01/13.      5,258,942
           850,000 SPX Corp. 6.250%, 06/15/11............        873,375
                                                          --------------
                                                               6,132,317
                                                          --------------

                   CONTAINERS & GLASS--0.4%
         1,000,000 Anchor Glass Container Corp.
                    11.000%, 02/15/13....................      1,160,000
         1,125,000 Ball Corp. 6.875%, 12/15/12...........      1,175,625
           500,000 Owens-Brockway Glass Container, Inc.
                    7.750%, 05/15/11.....................        536,875
         1,000,000 Packaging Corp. of America
                    4.375%, 08/01/08.....................      1,000,994
                                                          --------------
                                                               3,873,494
                                                          --------------

                   ELECTRICAL EQUIPMENT--0.2%
         1,000,000 Ametek, Inc. 7.200%, 07/15/08.........      1,092,500
           300,000 Rayovac Corp. 8.500%, 10/01/13........        318,000
           800,000 Thomas & Betts Corp. 7.250%, 06/01/13.        824,000
                                                          --------------
                                                               2,234,500
                                                          --------------

                   ELECTRICAL UTILITIES--1.7%
         1,900,000 Dominion Resources, Inc.
                    8.125%, 06/15/10.....................      2,279,145
         2,425,000 DTE Energy Co. 6.450%, 06/01/06.......      2,621,279
         2,675,000 Entergy Gulf States, Inc. (144A)
                    3.600%, 06/01/08.....................      2,578,481
           350,000 Georgia Power Co. 5.125%, 11/15/12....        357,064
         2,075,000 Indiana Michigan Power Co.
                    6.125%, 12/15/06.....................      2,247,553
         2,325,000 KeySpan Corp. 7.625%, 11/15/10........      2,769,282
           825,000 KeySpan Gas East Corp.
                    7.875%, 02/01/10.....................        986,523
         3,085,000 Progress Energy, Inc. 7.100%, 03/01/11      3,475,635
                                                          --------------
                                                              17,314,962
                                                          --------------

                   ELECTRONICS--0.3%
           725,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13.....................        777,563
         1,175,000 Loral Corp. 7.000%, 09/15/23..........      1,289,406
         1,000,000 PerkinElmer, Inc. 8.875%, 01/15/13....      1,145,000
                                                          --------------
                                                               3,211,969
                                                          --------------

                   ENERGY--0.1%
           900,000 Massey Energy Co. (144A)
                    6.625%, 11/15/10.....................        922,500
                                                          --------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  ENVIRONMENTAL CONTROL--0.4%
      $ 2,425,000 Allied Waste North America, Inc.
                   7.875%, 01/01/09....................... $    2,528,062
          975,000 Allied Waste North America, Inc.
                   10.000%, 08/01/09......................      1,053,000
                                                           --------------
                                                                3,581,062
                                                           --------------

                  FEDERAL AGENCIES--37.1%
          112,504 Federal Home Loan Mortgage Corp.
                   9.000%, 12/01/09.......................        122,335
           12,522 Federal National Mortgage Association
                   7.750%, 09/01/06.......................         12,784
           83,924 Federal National Mortgage Association
                   7.750%, 03/01/08.......................         88,792
            8,371 Federal National Mortgage Association
                   7.750%, 04/01/08.......................          8,856
           19,447 Federal National Mortgage Association
                   8.000%, 06/01/08.......................         20,885
          127,535 Federal National Mortgage Association
                   8.250%, 07/01/08.......................        135,150
          155,859 Federal National Mortgage Association
                   8.500%, 02/01/09.......................        167,934
           35,662 Federal National Mortgage Association
                   8.500%, 09/01/09.......................         38,219
          666,871 Federal National Mortgage Association
                   6.500%, 07/01/14.......................        707,307
           26,203 Federal National Mortgage Association
                   9.000%, 04/01/16.......................         28,891
        1,699,968 Federal National Mortgage Association
                   6.000%, 07/01/16.......................      1,785,540
        8,595,339 Federal National Mortgage Association
                   6.500%, 04/01/17.......................      9,106,651
          695,520 Federal National Mortgage Association
                   6.500%, 11/01/27.......................        729,592
        4,981,716 Federal National Mortgage Association
                   6.500%, 12/01/29 (d)...................      5,215,259
        9,825,000 Federal National Mortgage Association
                   7.250%, 05/15/30.......................     11,997,258
        7,175,000 Federal National Mortgage Association
                   4.500%, TBA............................      7,181,730
       52,050,000 Federal National Mortgage Association
                   5.000%, TBA............................     52,649,620
       66,575,000 Federal National Mortgage Association
                   5.500%, TBA............................     67,800,866
       81,825,000 Federal National Mortgage Association
                   6.000%, TBA............................     84,946,189
       45,950,000 Federal National Mortgage Association
                   6.500%, TBA............................     48,046,469
        4,325,000 Federal National Mortgage Association
                   7.000%, TBA............................      4,579,094
        3,925,000 Federal National Mortgage Association
                   7.500%, TBA............................      4,193,619
           22,549 Government National Mortgage Association
                   7.500%, 05/15/07.......................         23,863
        1,066,352 Government National Mortgage Association
                   7.500%, 12/15/14.......................      1,148,674

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
      $    19,898 Government National Mortgage Association
                   9.000%, 10/15/16....................... $       22,222
           20,720 Government National Mortgage Association
                   8.500%, 01/15/17.......................         22,930
           14,579 Government National Mortgage Association
                   8.500%, 02/15/17.......................         16,135
           31,186 Government National Mortgage Association
                   8.500%, 03/15/17.......................         34,513
           33,093 Government National Mortgage Association
                   8.500%, 05/15/17.......................         36,624
            3,792 Government National Mortgage Association
                   8.500%, 11/15/17.......................          4,197
            3,099 Government National Mortgage Association
                   8.500%, 10/15/21.......................          3,420
           21,852 Government National Mortgage Association
                   8.500%, 11/15/21.......................         24,118
           11,825 Government National Mortgage Association
                   8.500%, 05/15/22.......................         13,042
            4,058 Government National Mortgage Association
                   8.500%, 10/15/22.......................          4,475
          881,141 Government National Mortgage Association
                   6.500%, 05/15/29.......................        930,285
          120,553 Government National Mortgage Association
                   8.000%, 11/15/29.......................        130,547
        4,715,237 Government National Mortgage Association
                   6.500%, 06/15/32.......................      4,971,241
        3,772,899 Government National Mortgage Association
                   6.000%, 09/20/33.......................      3,904,488
       15,274,235 Government National Mortgage Association
                   5.000%, 10/20/33.......................     15,117,483
        6,082,187 Government National Mortgage Association
                   6.000%, 10/20/33.......................      6,315,299
        7,930,020 Government National Mortgage Association
                   6.000%, 11/20/33.......................      8,206,599
       20,325,000 Government National Mortgage Association
                   5.500%, TBA............................     20,661,622
        7,200,000 Government National Mortgage Association
                   6.500%, TBA............................      7,587,000
        8,525,000 Government National Mortgage Association
                   7.000%, TBA............................      9,081,785
                                                           --------------
                                                              377,823,602
                                                           --------------

                  FINANCE & BANKING--7.9%
        3,725,000 Bank of America Corp. 7.400%, 01/15/11..      4,368,792
        2,765,000 Bombardier Capital, Inc. (144A)
                   6.125%, 06/29/06.......................      2,941,269
        4,000,000 Burlington Resources Finance Co.
                   7.200%, 08/15/31.......................      4,607,340
        2,175,000 CIT Group, Inc. 4.125%, 02/21/06........      2,250,707
        2,850,000 EOP Operating, L.P. 6.500%, 06/15/04....      2,912,848
        2,500,000 ERAC USA Finance Co. (144A)
                   6.625%, 02/15/05.......................      2,616,450
          450,000 ERAC USA Finance Co. (144A)
                   8.250%, 05/01/05.......................        485,376

 See accompanying notes to statement of investments and financial statements.

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   FINANCE & BANKING--(CONTINUED)
       $ 1,375,000 ERAC USA Finance Co. (144A)
                    6.625%, 05/15/06..................... $    1,488,226
         1,600,000 ERAC USA Finance Co. (144A)
                    7.350%, 06/15/08.....................      1,828,019
         1,750,000 First National Bank of Boston
                    7.375%, 09/15/06.....................      1,965,803
         8,950,000 Ford Motor Credit Co. 7.375%, 10/28/09      9,828,541
         4,925,000 General Electric Capital Corp.
                    6.125%, 02/22/11.....................      5,418,072
         1,225,000 General Electric Capital Corp.
                    6.750%, 03/15/32.....................      1,356,223
         5,825,000 General Motors Acceptance Corp.
                    6.125%, 02/01/07.....................      6,264,304
         4,575,000 Household Finance Corp.
                    6.375%, 10/15/11.....................      5,037,917
         3,725,000 Household Finance Corp.
                    6.375%, 11/27/12.....................      4,086,526
         4,375,000 International Lease Finance Corp.
                    5.750%, 02/15/07.....................      4,732,967
         4,850,000 MBNA Corp. 5.625%, 11/30/07...........      5,189,578
         2,150,000 Merry Land & Investments, Inc.
                    7.250%, 06/15/05.....................      2,306,705
         4,150,000 Simon Debartolo Group, L.P.
                    6.875%, 11/15/06.....................      4,623,660
         2,475,000 Sprint Capital Corp. 8.750%, 03/15/32.      2,923,940
         1,475,000 Union Planters Bank 5.125%, 06/15/07..      1,571,177
         1,300,000 Union Planters Corp. 4.375%, 12/01/10.      1,294,654
                                                          --------------
                                                              80,099,094
                                                          --------------

                   FOOD & BEVERAGES--0.1%
         1,150,000 Dean Foods Co. 8.150%, 08/01/07.......      1,270,750
                                                          --------------

                   FOREST PRODUCTS & PAPER--0.6%
           725,000 Boise Cascade Co. 6.500%, 11/01/10....        756,290
         1,175,000 Georgia-Pacific Corp. 8.875%, 02/01/10      1,339,500
         1,675,000 International Paper Co.
                    5.850%, 10/30/12 (d).................      1,745,060
         2,075,000 Weyerhaeuser Co. 6.750%, 03/15/12.....      2,263,701
                                                          --------------
                                                               6,104,551
                                                          --------------

                   GAS & OIL--1.2%
           975,000 Chesapeake Energy Corp.
                    8.125%, 04/01/11.....................      1,082,250
         2,050,000 Devon Energy Corp. 7.950%, 04/15/32...      2,471,812
         3,850,000 Pemex Project Funding Master Trust
                    7.375%, 12/15/14.....................      4,109,875
           900,000 The Premcor Refining Group, Inc.
                    9.250%, 02/01/10.....................      1,008,000
         1,950,000 Valero Energy Corp. 7.375%, 03/15/06..      2,139,039
         1,025,000 XTO Energy, Inc. 7.500%, 04/15/12.....      1,158,250
                                                          --------------
                                                              11,969,226
                                                          --------------

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   GAS & PIPELINE UTILITIES--0.2%
       $ 1,575,000 El Paso Production Holding Co. (144A)
                    7.750%, 06/01/13...................... $    1,551,375
                                                           --------------

                   HEALTH CARE--PRODUCTS--0.3%
         1,025,000 Tenet Healthcare Corp. 6.375%, 12/01/11        984,000
         2,200,000 UnitedHealth Group, Inc.
                    7.500%, 11/15/05......................      2,415,202
                                                           --------------
                                                                3,399,202
                                                           --------------

                   HOTELS & RESTAURANTS--0.3%
           975,000 John Q Hammons Hotels, L.P.
                    8.875%, 05/15/12......................      1,074,937
           700,000 MGM Grand, Inc. 6.875%, 02/06/08.......        747,250
         1,200,000 Park Place Entertainment Corp.
                    7.875%, 03/15/10......................      1,329,000
                                                           --------------
                                                                3,151,187
                                                           --------------

                   INDUSTRIAL MACHINERY--0.1%
           700,000 Kennametal, Inc. 7.200%, 06/15/12......        742,461
           475,000 Terex Corp. 9.250%, 07/15/11...........        522,500
                                                           --------------
                                                                1,264,961
                                                           --------------

                   INSURANCE--0.8%
         3,900,000 John Hancock Global Funding (144A)
                    7.900%, 07/02/10......................      4,647,302
         2,750,000 Safeco Capital Trust I 8.072%, 07/15/37      3,116,531
                                                           --------------
                                                                7,763,833
                                                           --------------

                   INVESTMENT BROKERAGE--2.9%
         6,000,000 Citigroup, Inc. 7.250%, 10/01/10.......      6,993,348
         1,475,000 Credit Suisse First Boston (USA), Inc.
                    5.750%, 04/15/07......................      1,598,421
         4,700,000 J.P. Morgan Chase & Co.
                    6.750%, 02/01/11......................      5,299,678
         2,100,000 Lehman Brothers Holdings, Inc.
                    6.250%, 05/15/06......................      2,281,440
         1,075,000 Merrill Lynch & Co., Inc.
                    4.000%, 11/15/07......................      1,101,067
         1,475,000 Merrill Lynch & Co., Inc.
                    3.700%, 04/21/08......................      1,484,629
         4,550,000 Morgan Stanley 4.250%, 05/15/10........      4,543,598
         1,525,000 Morgan Stanley Capital, Inc.
                    6.210%, 11/15/31......................      1,682,113
         4,000,000 The Goldman Sachs Group, Inc.
                    6.875%, 01/15/11......................      4,542,432
                                                           --------------
                                                               29,526,726
                                                           --------------

                   LEISURE--0.1%
           775,000 Penn National Gaming Inc. (144A)
                    6.875%, 12/01/11......................        767,250
                                                           --------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  MEDIA--2.5%
      $ 2,450,000 Clear Channel Communications, Inc.
                   4.625%, 01/15/08....................... $    2,527,067
          475,000 Cox Communications, Inc.
                   3.875%, 10/01/08.......................        475,484
          825,000 Cox Communications, Inc.
                   7.750%, 11/01/10.......................        982,789
          350,000 Dex Media West, L.L.C. (144A)
                   8.500%, 08/15/10.......................        389,812
        1,375,000 EchoStar DBS Corp. (144A)
                   5.750%, 10/01/08.......................      1,390,469
          700,000 Houghton Mifflin Co. 8.250%, 02/01/11...        749,000
        1,500,000 Lamar Media Corp. 7.250%, 01/01/13......      1,612,500
        2,950,000 News America, Inc. 6.625%, 01/09/08.....      3,281,117
        3,325,000 The Walt Disney Co. 6.750%, 03/30/06....      3,616,423
        2,275,000 Thomson Corp. 5.750%, 02/01/08..........      2,466,710
        4,050,000 Time Warner Entertainment Co., L.P.
                   8.375%, 03/15/23.......................      5,018,416
        2,350,000 Time Warner, Inc. 9.150%, 02/01/23......      3,039,720
                                                           --------------
                                                               25,549,507
                                                           --------------

                  METALS--0.1%
          950,000 Trimas Corp. 9.875%, 06/15/12...........        990,375
                                                           --------------

                  MUTUAL FUNDS--0.2%
        1,950,000 Trac-X EM, Ltd. (144A) 6.500%, 12/20/08.      1,985,100
                                                           --------------

                  RAILROADS & EQUIPMENT--0.3%
        2,350,000 Union Pacific Corp. 6.650%, 01/15/11....      2,620,758
                                                           --------------

                  REAL ESTATE--0.9%
        2,325,000 ERP Operating, L.P. 6.630%, 04/13/05 (d)      2,463,865
        1,325,000 Host Marriott, L.P. (144A) (REIT)
                   7.125%, 11/01/13.......................      1,351,500
        1,300,000 IStar Financial, Inc. (REIT)
                   7.000%, 03/15/08 (d)...................      1,404,000
          300,000 Senior Housing Properties Trust (REIT)
                   8.625%, 01/15/12.......................        327,000
        1,225,000 Spieker Properties, L.P. (REIT)
                   6.800%, 05/01/04.......................      1,243,528
        2,375,000 Vornado Realty Trust (REIT)
                   5.625%, 06/15/07.......................      2,535,657
                                                           --------------
                                                                9,325,550
                                                           --------------

                  RETAIL--0.9%
        1,075,000 Federated Department Stores, Inc.
                   7.000%, 02/15/28.......................      1,174,645
        2,000,000 Safeway, Inc. 7.500%, 09/15/09..........      2,299,312
          956,000 Saks, Inc. (144A) 7.000%, 12/01/13......        975,120
          270,000 The Kroger Co. 7.800%, 08/15/07.........        308,320
        2,150,000 The Kroger Co. 8.050%, 02/01/10.........      2,557,010
        1,425,000 The Kroger Co. 8.000%, 09/15/29.........      1,710,430
                                                           --------------
                                                                9,024,837
                                                           --------------

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                TELECOMMUNICATIONS--1.7%
    $ 7,225,000 AT&T Broadband Corp.
                 9.455%, 11/15/22........................... $    9,785,981
      1,675,000 AT&T Wireless Services, Inc.
                 8.750%, 03/01/31...........................      2,066,663
      2,275,000 Telus Corp. 7.500%, 06/01/07................      2,546,053
      2,325,000 Verizon Global Funding Corp.
                 6.125%, 06/15/07...........................      2,544,352
                                                             --------------
                                                                 16,943,049
                                                             --------------

                U.S. TREASURY--12.7%
      9,075,000 United States Treasury Bond Strips Zero
                 Coupon, 08/15/25...........................      2,760,824
     16,675,000 United States Treasury Bonds
                 7.250%, 05/15/16...........................     20,801,412
     12,000,000 United States Treasury Bonds
                 8.875%, 02/15/19...........................     17,156,256
      7,325,000 United States Treasury Bonds
                 6.250%, 08/15/23...........................      8,349,072
      4,675,000 United States Treasury Bonds
                 6.250%, 05/15/30...........................      5,394,875
     29,475,000 United States Treasury Notes
                 7.000%, 07/15/06...........................     33,015,448
      9,050,000 United States Treasury Notes
                 5.625%, 05/15/08...........................     10,024,993
     28,425,000 United States Treasury Notes
                 5.000%, 08/15/11...........................     30,419,184
      1,775,000 United States Treasury Notes
                 4.000%, 11/15/12...........................      1,759,469
                                                             --------------
                                                                129,681,533
                                                             --------------

                YANKEE--6.3%
      1,325,000 Alcan, Inc. 5.200%, 01/15/14................      1,339,285
      1,425,000 British Telecommunications, Plc.
                 8.875%, 12/15/30 (d).......................      1,863,336
        700,000 Couche-Tard US L.P. (144A)
                 7.500%, 12/15/13...........................        733,250
      1,025,000 Crown European Holdings S.A.
                 9.500%, 03/01/11...........................      1,160,812
      1,500,000 Deutsche Telekom International Finance BV
                 5.250%, 07/22/13...........................      1,515,329
      1,950,000 Deutsche Telekom International Finance BV
                 9.250%, 06/01/32...........................      2,675,671
        550,000 Eircom Funding, Plc. 8.250%, 08/15/13.......        609,125
      1,900,000 Federative Republic of Brazil
                 9.250%, 10/22/10...........................      2,042,500
         75,000 France Telecom S.A.
                 7.750%, 03/01/11 (d).......................         90,081
      1,875,000 France Telecom S.A.
                 9.750%, 03/01/31 (d).......................      2,491,266
      2,650,000 Granite Mortgages, Plc.
                 2.610%, 01/20/43 (d).......................      2,650,000
      3,400,000 Hutchison Whampoa International, Ltd. (144A)
                 6.250%, 01/24/14...........................      3,452,299
        975,000 JSG Funding, Plc. 9.625%, 10/01/12..........      1,092,000
      1,050,000 Luscar Coal, Ltd. 9.750%, 10/15/11..........      1,189,125

 See accompanying notes to statement of investments and financial statements.

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  YANKEE--(CONTINUED)
      $ 1,875,000 Petroleos Mexicanos 6.500%, 02/01/05 (d) $    1,961,719
        2,850,000 Republic of Chile 5.625%, 07/23/07......      3,049,956
        1,825,000 Republic of Colombia 10.000%, 01/23/12..      1,998,375
        1,450,000 Republic of Malaysia 7.500%, 07/15/11...      1,715,292
          875,000 Republic of Panama 9.625%, 02/08/11.....      1,010,625
        3,650,000 Republic of South Africa
                   9.125%, 05/19/09.......................      4,389,125
          950,000 Republic of Turkey 9.500%, 01/15/14.....      1,097,250
        1,925,000 Republic of Venezuela (144A)
                   10.750%, 09/19/13 (d)..................      2,054,937
        1,950,000 Russian Federation 0/5.00%, 03/31/30 (e)      1,873,462
        2,700,000 Russian Federation (144A)
                   8.250%, 03/31/10.......................      3,017,250
          875,000 State of Qatar (144A) 9.750%, 06/15/30..      1,233,750
        2,625,000 Telecom Italia Capital (144A)
                   6.375%, 11/15/33.......................      2,639,789
        3,105,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.650%, 05/15/06.......................      3,365,395
          920,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.800%, 05/15/09.......................      1,028,502
        1,025,000 Telefonos de Mexico S.A. (144A)
                   4.500%, 11/19/08.......................      1,026,558
        1,225,000 Tyco International Group S.A.
                   6.375%, 02/15/06.......................      1,304,625
        2,425,000 United Mexican States 8.000%, 09/24/22..      2,652,950
        1,300,000 United Mexican States 8.300%, 08/15/31..      1,465,750
        2,575,000 Vivendi Universal S.A. (144A)
                   6.250%, 07/15/08.......................      2,726,281
        1,800,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10      2,133,351
                                                           --------------
                                                               64,649,021
                                                           --------------
                  Total Bonds & Notes
                   (Identified Cost $977,994,697).........    999,905,617
                                                           --------------

      SHORT TERM INVESTMENTS--30.9%
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--26.4%
       20,000,000 American Express Credit Corp.
                   1.060%, 01/02/04.......................     19,999,411
          361,000 American Express Credit Corp.
                   0.850%, 01/07/04.......................        360,949
       10,000,000 Bank of America Corp. 1.100%, 04/05/04..      9,970,972

          FACE                                               VALUE
         AMOUNT                                             (NOTE 1)
       -----------------------------------------------------------------

                   COMMERCIAL PAPER--(CONTINUED)
       $26,300,000 Canadian Imperial Holding, Inc.
                    1.080%, 02/12/04.................... $   26,266,862
         7,846,000 Caterpillar Financial Services Corp.
                    1.020%, 01/20/04....................      7,841,776
        31,575,000 Citicorp 1.070%, 01/08/04............     31,568,431
         3,647,000 Citicorp 1.080%, 01/16/04............      3,645,359
        10,000,000 E.I. Du Pont de Nemours
                    1.060%, 01/16/04....................      9,995,583
         1,439,000 General Electric Capital Corp.
                    1.030%, 01/08/04....................      1,438,712
         6,236,000 General Electric Capital Corp.
                    1.080%, 01/16/04....................      6,233,194
         3,084,000 General Electric Capital Corp.
                    1.090%, 01/16/04....................      3,082,599
         2,700,000 General Electric Capital Corp.
                    1.090%, 01/21/04....................      2,698,365
         6,230,000 Household Finance Corp.
                    1.090%, 01/21/04....................      6,226,227
        25,850,000 J.P. Morgan Chase & Co.
                    1.080%, 02/05/04....................     25,822,858
         1,848,000 Merrill Lynch & Co., Inc.
                    1.050%, 01/06/04....................      1,847,730
        21,000,000 Merrill Lynch & Co., Inc.
                    1.040%, 01/09/04....................     20,995,147
        18,000,000 Morgan Stanley 1.080%, 01/14/04......     17,992,980
        10,000,000 Morgan Stanley 1.080%, 02/13/04......      9,987,100
        30,000,000 Toronto Dominion Holdings
                    1.080%, 01/15/04....................     29,987,400
        16,000,000 Toronto Dominion Holdings
                    1.075%, 01/23/04....................     15,989,489
        17,000,000 UBS Finance, Inc. 1.040%, 01/26/04...     16,987,722
                                                         --------------
                                                            268,938,866
                                                         --------------

                   DISCOUNT NOTES--4.5%
        45,770,000 Federal Home Loan Mortgage Corp.
                    1.060%, 01/06/04....................     45,763,262
                                                         --------------
                   Total Short Term Investments
                    (Identified Cost $314,702,128)......    314,702,128
                                                         --------------
                   Total Investments--129.1%
                    (Identified Cost $1,292,696,825) (a)  1,314,607,745
                   Other assets less liabilities........   (296,425,316)
                                                         --------------
                   TOTAL NET ASSETS--100%............... $1,018,182,429
                                                         ==============

FUTURES CONTRACTS

                                                                                                         UNREALIZED
                                                                 NUMBER OF  CONTRACT   VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                           EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2003    (DEPRECIATION)
----------------------                           --------------- --------- ----------- --------------- --------------
U.S. Treasury Note 2 Year Futures...............   03/30/2004        48    $10,265,462   $10,274,251      $  8,789
U.S. Treasury Note 5 Year Futures...............   03/30/2004        78      8,686,824     8,706,750        19,926

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Note 10 Year Futures..............   03/22/2004      (227)    25,437,109    25,484,297       (47,188)
                                                                                                          --------
Net Unrealized Depreciation on Futures Contracts                                                          $(18,473)
                                                                                                          ========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

      ASSETS
        Investments at value..................              $1,314,607,745
        Cash..................................                      22,343
        Receivable for:
         Fund shares sold.....................                   3,836,860
         Accrued interest.....................                   9,994,427
                                                            --------------
          Total Assets........................               1,328,461,375
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    680,490
         Securities purchased.................  309,079,463
         Futures variation margin.............       33,087
        Accrued expenses:
         Management fees......................      342,813
         Service and distribution fees........       23,921
         Deferred trustees fees...............       76,001
         Other expenses.......................       43,171
                                               ------------
          Total Liabilities...................                 310,278,946
                                                            --------------
      NET ASSETS..............................              $1,018,182,429
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $  941,606,680
         Undistributed net investment
          income..............................                  40,905,525
         Accumulated net realized gains
          (losses)............................                  13,777,777
         Unrealized appreciation
          (depreciation) on investments and
          futures contacts....................                  21,892,447
                                                            --------------
      NET ASSETS..............................              $1,018,182,429
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($881,512,621 divided by
       7,624,046 shares outstanding)..........              $       115.62
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($91,135,424 divided by
       795,896 shares outstanding)............              $       114.51
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($45,534,384 divided by
       396,027 shares outstanding)............              $       114.98
                                                            ==============
      Identified cost of investments..........              $1,292,696,825
                                                            ==============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Interest................................               $ 42,494,274
                                                              ------------
     EXPENSES
       Management fees......................... $  4,082,181
       Service and distribution fees--Class B..      172,336
       Service and distribution fees--Class E..       49,594
       Directors' fees and expenses............       33,751
       Custodian...............................      216,142
       Audit and tax services..................       25,871
       Legal...................................       29,354
       Printing................................      388,774
       Insurance...............................       22,652
       Miscellaneous...........................        9,743
                                                ------------
       Total expenses..........................                  5,030,398
                                                              ------------
     NET INVESTMENT INCOME.....................                 37,463,876
                                                              ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   31,760,645
       Options--net............................    1,141,415
       Futures transactions--net...............      (43,966)   32,858,094
                                                ------------  ------------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (14,432,029)
       Futures transactions--net...............    1,661,940   (12,770,089)
                                                ------------  ------------
     Net gain (loss)...........................                 20,088,005
                                                              ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................               $ 57,551,881
                                                              ============

                See accompanying notes to financial statements.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS




                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   37,463,876  $   34,935,850
  Net realized gain (loss)..........................................     32,858,094       9,099,241
  Unrealized appreciation (depreciation)............................    (12,770,089)     31,182,477
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      57,551,881      75,217,568
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (29,394,621)    (17,276,577)
    Class B.........................................................     (1,861,712)       (877,719)
    Class E.........................................................       (850,252)              0
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (32,106,585)    (18,154,296)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (12,640,076)    590,965,584
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................     12,805,220     648,028,856

NET ASSETS
  Beginning of the period...........................................  1,005,377,209     357,348,353
                                                                     --------------  --------------
  End of the period................................................. $1,018,182,429  $1,005,377,209
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   40,905,525  $   32,021,126
                                                                     ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................    869,841  $  98,947,041   1,379,188  $ 142,320,544
  Shares issued through acquisition...........................          0              0   5,303,552    562,017,437
  Reinvestments...............................................    263,369     29,394,621     163,712     17,276,577
  Redemptions................................................. (1,841,075)  (209,080,650) (1,710,557)  (186,530,360)
                                                               ----------  -------------  ----------  -------------
   Net increase (decrease)....................................   (707,865) $ (80,738,988)  5,135,895  $ 535,084,198
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    427,279  $  48,252,143     364,976  $  39,541,180
  Reinvestments...............................................     16,813      1,861,712       8,368        877,719
  Redemptions.................................................    (74,610)    (8,401,092)    (19,897)    (2,179,482)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    369,482  $  41,712,763     353,447  $  38,239,417
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................    338,267  $  38,288,609     163,642  $  17,749,964
  Shares issued through acquisition...........................          0              0      23,167      2,446,250
  Reinvestments...............................................      7,653        850,252           0              0
  Redemptions.................................................   (113,068)   (12,752,712)    (23,634)    (2,554,245)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    232,852  $  26,386,149     163,175  $  17,641,969
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.   (105,531) $ (12,640,076)  5,652,517  $ 590,965,584
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                          -----------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2003      2002      2001      2000     1999
                                                          --------  --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 112.74  $ 109.33  $ 109.66  $ 101.40 $ 109.89
                                                          --------  --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.55      5.30      5.92      7.82     7.67
  Net realized and unrealized gain (loss) on investments.     1.93      3.57      3.20      0.44    (8.18)
                                                          --------  --------  --------  -------- --------
  Total from investment operations.......................     6.48      8.87      9.12      8.26    (0.51)
                                                          --------  --------  --------  -------- --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (3.60)    (5.46)    (9.45)     0.00    (7.72)
  Distributions from net realized capital gains..........     0.00      0.00      0.00      0.00    (0.16)
  Distributions in excess of net realized capital gains..     0.00      0.00      0.00      0.00    (0.10)
                                                          --------  --------  --------  -------- --------
  Total distributions....................................    (3.60)    (5.46)    (9.45)     0.00    (7.98)
                                                          --------  --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD........................... $ 115.62  $ 112.74  $ 109.33  $ 109.66 $ 101.40
                                                          ========  ========  ========  ======== ========
TOTAL RETURN (%).........................................      5.9       8.5       8.8       8.1     (0.5)
Ratio of operating expenses to average net assets (%)....     0.47      0.51      0.49      0.47     0.48
Ratio of net investment income to average net assets (%).     3.69      4.53      5.99      7.37     7.12
Portfolio turnover rate (%)..............................      428       356       271        81       77
Net assets, end of period (000).......................... $881,513  $939,369  $349,417  $283,140 $283,856

                                                                      CLASS B                         CLASS E
                                                          -----------------------------    ---------------------------
                                                             YEAR ENDED     MAY 1, 2001(A)              APRIL 23, 2002(A)
                                                            DECEMBER 31,       THROUGH      YEAR ENDED       THROUGH
                                                          ----------------   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            2003     2002        2001          2003           2002
                                                          -------  -------  -------------- ------------ -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $111.84  $108.70     $103.37       $112.26         $105.14
                                                          -------  -------     -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    3.57     5.41        0.84          3.19            1.70
  Net realized and unrealized gain (loss) on investments.    2.58     3.11        4.49          3.09            5.42
                                                          -------  -------     -------       -------         -------
  Total from investment operations.......................    6.15     8.52        5.33          6.28            7.12
                                                          -------  -------     -------       -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (3.48)   (5.38)       0.00         (3.56)           0.00
  Distributions from net realized capital gains..........    0.00     0.00        0.00          0.00            0.00
  Distributions in excess of net realized capital gains..    0.00     0.00        0.00          0.00            0.00
                                                          -------  -------     -------       -------         -------
  Total distributions....................................   (3.48)   (5.38)       0.00         (3.56)           0.00
                                                          -------  -------     -------       -------         -------
NET ASSET VALUE, END OF PERIOD........................... $114.51  $111.84     $108.70       $114.98         $112.26
                                                          =======  =======     =======       =======         =======
TOTAL RETURN (%).........................................     5.6      8.2         5.2(b)        5.7             6.8(b)
Ratio of operating expenses to average net assets (%)....    0.72     0.76        0.74(c)       0.62            0.66(c)
Ratio of net investment income to average net assets (%).    3.40     4.28        5.07(c)       3.48            4.25(c)
Portfolio turnover rate (%)..............................     428      356         271           428             356
Net assets, end of period (000).......................... $91,135  $47,690     $ 7,931       $45,534         $18,318

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--67.1% OF TOTAL NET ASSETS



                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     AEROSPACE & DEFENSE--1.8%
               7,000 General Dynamics Corp................ $    632,730
              12,500 Lockheed Martin Corp.................      642,500
              12,300 United Technologies Corp.............    1,165,671
                                                           ------------
                                                              2,440,901
                                                           ------------

                     AIR FREIGHT & COURIERS--0.9%
              17,500 FedEx Corp...........................    1,181,250
                                                           ------------

                     BEVERAGES--2.2%
              26,900 PepsiCo, Inc.........................    1,254,078
              33,900 The Coca-Cola Co.....................    1,720,425
                                                           ------------
                                                              2,974,503
                                                           ------------

                     BIOTECHNOLOGY--1.3%
              17,800 Amgen, Inc. (b)......................    1,100,040
              14,600 Genzyme Corp. (b)....................      720,364
                                                           ------------
                                                              1,820,404
                                                           ------------

                     BUILDING PRODUCTS--0.5%
              24,800 Masco Corp...........................      679,768
                                                           ------------

                     CAPITAL MARKETS--2.9%
              11,000 Franklin Resources, Inc..............      572,660
              10,100 Goldman Sachs Group, Inc.............      997,173
              27,100 Merrill Lynch & Co., Inc.............    1,589,415
              13,600 State Street Corp....................      708,288
                                                           ------------
                                                              3,867,536
                                                           ------------

                     CHEMICALS--1.1%
              21,500 E. I. du Pont de Nemours & Co........      986,635
              11,100 The Dow Chemical Co..................      461,427
                                                           ------------
                                                              1,448,062
                                                           ------------

                     COMMERCIAL BANKS--3.5%
              24,500 Bank of America Corp.................    1,970,535
              37,000 Bank One Corp........................    1,686,830
              21,900 Wachovia Corp........................    1,020,321
                                                           ------------
                                                              4,677,686
                                                           ------------

                     COMMUNICATION EQUIPMENT--2.4%
              73,400 Cisco Systems, Inc. (b)..............    1,782,886
              51,300 Corning, Inc. (b)....................      535,059
              68,000 Motorola, Inc........................      956,760
                                                           ------------
                                                              3,274,705
                                                           ------------

                     COMPUTER & PERIPHERALS--3.4%
              31,900 Dell, Inc. (b).......................    1,083,324
              25,500 EMC Corp. (b)........................      329,460
              58,624 Hewlett-Packard Co...................    1,346,593
              19,000 International Business Machines Corp.    1,760,920
                                                           ------------
                                                              4,520,297
                                                           ------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  CONSUMER FINANCE--0.6%
           16,100 American Express Co........................ $    776,503
                                                              ------------

                  DIVERSIFIED FINANCIAL SERVICES--2.9%
              119 Classic Holdco, L.L.C. (k).................        7,331
           80,533 Citigroup, Inc.............................    3,909,072
                                                              ------------
                                                                 3,916,403
                                                              ------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
           26,800 Verizon Communications, Inc................      940,144
                                                              ------------

                  ELECTRIC UTILITIES--0.4%
            8,000 Exelon Corp................................      530,880
                                                              ------------

                  ENERGY EQUIPMENT & SERVICES--1.0%
           24,900 Schlumberger, Ltd..........................    1,362,528
                                                              ------------

                  FOREST PRODUCTS & PAPER--0.8%
           23,900 International Paper Co.....................    1,030,329
                                                              ------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
            7,600 Guidant Corp...............................      457,520
           13,200 Medtronic, Inc.............................      641,652
                                                              ------------
                                                                 1,099,172
                                                              ------------

                  HEALTH CARE PROVIDERS & SERVICES--0.8%
           18,300 Cardinal Health, Inc.......................    1,119,228
                                                              ------------

                  HOUSEHOLD PRODUCTS--1.0%
           13,500 The Procter & Gamble Co....................    1,348,380
                                                              ------------

                  IT SERVICES--1.4%
           36,000 Accenture, Ltd. (Class A) (b)..............      947,520
           22,800 First Data Corp............................      936,852
                                                              ------------
                                                                 1,884,372
                                                              ------------

                  INDUSTRIAL CONGLOMERATES--3.7%
           12,000 3M Co......................................    1,020,360
           99,900 General Electric Co........................    3,094,902
           35,100 Tyco International, Ltd....................      930,150
                                                              ------------
                                                                 5,045,412
                                                              ------------

                  INSURANCE--3.2%
           40,200 American International Group, Inc..........    2,664,456
           15,200 Marsh & McLennan Cos., Inc.................      727,928
           52,600 Travelers Property Casualty Corp. (Class B)      892,622
                                                              ------------
                                                                 4,285,006
                                                              ------------

                  MACHINERY--1.3%
           11,700 Caterpillar, Inc...........................      971,334
           10,400 ITT Industries, Inc........................      771,784
                                                              ------------
                                                                 1,743,118
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  MEDIA--4.3%
           34,800 Comcast Corp. (Special Class A) (b)........ $  1,088,544
           10,000 EchoStar Communications Corp. (Class A) (b)      340,000
            4,900 Gannett Co., Inc...........................      436,884
            9,900 Omnicom Group, Inc.........................      864,567
          123,400 Time Warner, Inc. (b)......................    2,219,966
           17,900 Viacom, Inc. (Class B).....................      794,402
                                                              ------------
                                                                 5,744,363
                                                              ------------

                  METALS & MINING--1.1%
           39,500 Alcoa, Inc.................................    1,501,000
              225 Weirton Steel Corp. (f)....................           83
                                                              ------------
                                                                 1,501,083
                                                              ------------

                  MULTILINE RETAIL--2.0%
           22,100 Target Corp................................      848,640
           35,400 Wal-Mart Stores, Inc.......................    1,877,970
                                                              ------------
                                                                 2,726,610
                                                              ------------

                  OIL & GAS--3.2%
           18,100 ChevronTexaco Corp.........................    1,563,659
           66,200 Exxon Mobil Corp...........................    2,714,200
                                                              ------------
                                                                 4,277,859
                                                              ------------

                  PERSONAL PRODUCTS--1.0%
           37,300 The Gillette Co............................    1,370,029
                                                              ------------

                  PHARMACEUTICALS--6.9%
           36,100 Abbott Laboratories........................    1,682,260
           25,600 Eli Lilly & Co.............................    1,800,448
           15,100 Johnson & Johnson..........................      780,066
          102,200 Pfizer, Inc................................    3,610,726
           31,800 Wyeth......................................    1,349,910
                                                              ------------
                                                                 9,223,410
                                                              ------------

                  ROAD & RAIL--0.7%
           27,200 CSX Corp...................................      977,568
                                                              ------------

                  SEMICONDUCTORS & EQUIPMENT--2.7%
           18,800 Applied Materials, Inc. (b)................      422,060
           69,400 Intel Corp.................................    2,234,680
           31,300 Texas Instruments, Inc.....................      919,594
                                                              ------------
                                                                 3,576,334
                                                              ------------

                  SOFTWARE--3.1%
          149,100 Microsoft Corp.............................    4,106,214
                                                              ------------

                  SPECIALTY RETAIL--1.9%
           28,400 Lowe's Cos., Inc...........................    1,573,076
           44,000 The Gap, Inc...............................    1,021,240
                                                              ------------
                                                                 2,594,316
                                                              ------------

                  TEXTILES, APPARELS & LUXURY GOODS--0.8%
           15,900 NIKE, Inc. (Class B).......................    1,088,514
                                                              ------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  THRIFTS & MORTGAGE FINANCE--0.8%
           15,000 Federal National Mortgage Association...... $  1,125,900
                                                              ------------
                  Total Common Stocks
                   (Identified Cost $85,322,428).............   90,278,787
                                                              ------------

      BONDS & NOTES--30.7%
         FACE
        AMOUNT
      --------------------------------------------------------------------

                  ADVERTISING--0.0%
      $     5,000 Advanstar Communications, Inc. (144A)
                   10.750%, 08/15/10.........................        5,413
                                                              ------------

                  AEROSPACE & DEFENSE--0.0%
           10,000 Argo-Tech Corp. 8.625%, 10/01/07...........        9,750
           15,000 Sequa Corp. 8.875%, 04/01/08...............       16,275
                                                              ------------
                                                                    26,025
                                                              ------------

                  AGRICULTURAL MACHINERY--0.0%
           15,000 Case New Holland, Inc. (144A)
                   9.250%, 08/01/11..........................       16,800
            5,000 The Manitowoc, Inc. 10.500%, 08/01/12......        5,694
                                                              ------------
                                                                    22,494
                                                              ------------

                  AIRLINES--0.0%
           15,000 Delta Air Lines, Inc. 7.900%, 12/15/09.....       12,131
           10,000 Northwest Airlines, Inc. 9.875%, 03/15/07..        9,100
                                                              ------------
                                                                    21,231
                                                              ------------

                  ALUMINUM--0.0%
           10,000 Century Aluminum Co. 11.750%, 04/15/08.....       11,150
                                                              ------------

                  APPAREL & TEXTILES--0.0%
            5,000 Oxford Industries, Inc. (144A)
                   8.875%, 06/01/11..........................        5,469
                                                              ------------

                  ASSET BACKED--1.0%
          220,000 Aesop Funding, L.L.C. (144A)
                   2.860%, 08/20/09..........................      213,296
          250,000 Capital Auto Receivables Asset Trust (144A)
                   3.050%, 09/15/05..........................      253,040
          300,000 Capital One Master Trust 5.450%, 03/16/09..      317,371
          300,000 Connecticut RRB Special Purpose Trust
                   6.210%, 12/30/11 (d)......................      336,712
          200,000 WFS Financial Owner Trust
                   4.870%, 09/20/09..........................      208,729
                                                              ------------
                                                                 1,329,148
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  AUTO COMPONENTS--0.0%
      $     5,000 Delco Remy International, Inc.
                   8.625%, 12/15/07......................... $      5,113
            5,000 Metaldyne Corp. (144A)
                   10.000%, 11/01/13........................        5,050
            5,000 Tenneco Automotive, Inc.
                   10.250%, 07/15/13........................        5,687
                                                             ------------
                                                                   15,850
                                                             ------------

                  AUTO PARTS--0.1%
           15,000 Accuride Corp. 9.250%, 02/01/08...........       15,412
           16,000 CSK Auto, Inc. 12.000%, 06/15/06..........       18,360
           15,000 Dana Corp. 9.000%, 08/15/11...............       18,075
           10,000 Dura Operating Corp. 9.000%, 05/01/09.....       10,000
            5,000 Goodyear Tire & Rubber Co.
                   8.500%, 03/15/07.........................        4,912
            5,000 Goodyear Tire & Rubber Co.
                   7.857%, 08/15/11.........................        4,363
            5,000 LDM Technologies, Inc. 10.750%, 01/15/07..        5,050
           10,000 Lear Corp. 8.110%, 05/15/09...............       11,762
            5,000 TRW Automotive Acquisition
                   11.000%, 02/15/13........................        5,888
                                                             ------------
                                                                   93,822
                                                             ------------

                  AUTOMOBILES--0.0%
           10,000 United Rentals North America, Inc. (144A)
                   7.750%, 11/15/13.........................       10,213
                                                             ------------

                  BANKS--0.6%
          100,000 Bank One Corp. 8.000%, 04/29/27...........      125,658
          200,000 People's Bank 9.875%, 11/15/10............      241,516
          400,000 United States Bancorp 7.500%, 06/01/26....      471,602
                                                             ------------
                                                                  838,776
                                                             ------------

                  BROADCASTING--0.2%
           15,000 Charter Communication Holdings, L.L.C.
                   8.250%, 04/01/07.........................       14,100
            5,000 Charter Communication Holdings, L.L.C.
                   8.625%, 04/01/09.........................        4,363
           15,000 Charter Communication Holdings, L.L.C.
                   10.750%, 10/01/09........................       13,762
           25,000 Charter Communication Holdings, L.L.C.
                   0/13.500%, 01/15/11 (e)..................       18,625
           10,000 Charter Communication Holdings, L.L.C.
                   0/9.920%, 04/01/11 (d)...................        8,550
           10,000 Corus Entertainment, Inc. 8.750%, 03/01/12       11,000
            5,000 CSC Holdings, Inc. (Series B)
                   8.125%, 08/15/09.........................        5,375
          100,000 Viacom, Inc. 7.875%, 07/30/30.............      124,393
                                                             ------------
                                                                  200,168
                                                             ------------

                  BUILDING & CONSTRUCTION--0.4%
          100,000 Centex Corp. 7.875%, 02/01/11.............      117,576
            5,000 Champion Enterprises, Inc.
                   7.625%, 05/15/09.........................        4,556

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 BUILDING & CONSTRUCTION--(CONTINUED)
     $     5,000 Champion Home Builders Co.
                  11.250%, 04/15/07.......................... $      5,406
          15,000 D. R. Horton, Inc. 9.750%, 09/15/10.........       17,850
          10,000 Koppers, Inc. (144A) 9.875%, 10/15/13.......       11,025
         200,000 Masco Corp. 5.750%, 10/15/08................      215,390
          10,000 Nortek Holdings, Inc. (144A)
                  Zero Coupon, 05/15/11......................        7,225
          50,000 Pulte, Inc. 7.625%, 10/15/17................       58,369
         100,000 Regency Centers, L.P. 7.950%, 01/15/11......      117,736
          20,000 Standard Pacific Corp. 9.500%, 09/15/10.....       22,300
                                                              ------------
                                                                   577,433
                                                              ------------

                 BUSINESS SERVICES--0.0%
          20,000 Iron Mountain, Inc. 8.250%, 07/01/11........       21,000
          10,000 R.H. Donnelley, Inc. (144A)
                  10.875%, 12/15/12..........................       11,863
           5,000 Resolution Performance Products Corp.
                  13.500%, 11/15/10..........................        4,350
                                                              ------------
                                                                    37,213
                                                              ------------

                 CHEMICALS--0.1%
           5,000 Acetex Corp. 10.875%, 08/01/09..............        5,550
          85,000 ICI Wilmington, Inc. 6.950%, 09/15/04.......       87,651
          15,000 IMC Global, Inc. 10.875%, 06/01/08..........       16,500
           5,000 Lyondell Chemical Co. 9.625%, 05/01/07......        5,300
          20,000 Lyondell Chemical Co. 9.875%, 05/01/07......       21,100
           5,000 Methanex Corp. 8.750%, 08/15/12.............        5,575
           5,000 Millennium America, Inc. 9.250%, 06/15/08...        5,450
           5,000 Nalco Co. (144A) 7.750%, 11/15/11...........        5,350
           5,000 Nalco Co. (144A) 8.875%, 11/15/13...........        5,300
           5,000 Omnova Solutions, Inc. (144A)
                  11.250%, 06/01/10..........................        5,550
           5,000 Resolution Performance Products, Inc.
                  9.500%, 04/15/10...........................        5,075
          15,000 Texas Petrochemicals Corp.
                  11.125%, 07/01/06..........................        4,800
           5,000 Union Carbide Corp. 6.790%, 06/01/25........        4,925
                                                              ------------
                                                                   178,126
                                                              ------------

                 COAL--0.0%
           5,000 Peabody Energy Corp. 6.875%, 03/15/13.......        5,275
                                                              ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
         150,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 4.680%, 08/13/39......................      148,558
         515,000 First Union Lehman Brothers Commercial
                  Mortgage Trust 7.380%, 04/18/29............      573,315
         138,858 First Union Lehman Brothers Commercial
                  Mortgage Trust II 6.600%, 11/18/29.........      141,363
          35,000 GFCM 2003-1 (144A) 5.742%, 05/12/35 (d).....       35,408
         250,000 Greenwich Capital Commercial Funding Corp.
                  4.915%, 11/05/13 (d).......................      250,829
         250,000 Onyx Acceptance Owner Trust
                  4.600%, 10/15/08...........................      259,592

 See accompanying notes to statement of investments and financial statements.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
      $   125,000 Pemex Project Funding Master Trust
                   9.125%, 10/13/10......................... $    148,437
          100,000 Pemex Project Funding Master Trust
                   8.625%, 02/01/22.........................      110,750
                                                             ------------
                                                                1,668,252
                                                             ------------

                  COMMUNICATIONS--0.1%
           65,000 Clear Channel Communications
                   7.650%, 09/15/10.........................       76,085
            5,000 Rogers Cable, Inc. 6.250%, 06/15/13.......        5,038
            5,000 Shaw Communications, Inc.
                   8.250%, 04/11/10.........................        5,662
           15,000 US West Communications, Inc.
                   6.875%, 09/15/33.........................       14,250
                                                             ------------
                                                                  101,035
                                                             ------------

                  COMMUNICATIONS SERVICES--0.3%
           10,000 American Tower Corp. 9.375%, 02/01/09.....       10,650
            5,000 Avaya, Inc. 11.125%, 04/01/09.............        5,850
           15,000 Crown Castle International Corp. (144A)
                   7.500%, 12/01/13.........................       15,075
            3,000 EchoStar DBS Corp. 9.125%, 01/15/09.......        3,356
            5,000 EchoStar DBS Corp. (144A)
                   6.375%, 10/01/11.........................        5,125
           80,000 Liberty Media Corp. 7.750%, 07/15/09......       91,726
           10,000 Lucent Technologies, Inc. 7.250%, 07/15/06       10,150
           10,000 Mediacom Broadband, L.L.C.
                   9.500%, 01/15/13.........................       10,600
           15,000 Mediacom Broadband, L.L.C.
                   11.000%, 07/15/13........................       16,838
           25,000 Nextel Communications, Inc.
                   9.500%, 02/01/11.........................       28,250
           10,000 Nextel Communications, Inc.
                   6.875%, 10/31/13.........................       10,575
           10,000 Nextel Partners, Inc. 8.125%, 07/01/11....       10,650
           10,000 Nortel Networks, Ltd. 6.125%, 02/15/06....       10,125
           10,000 SBA Communications Corp. (144A)
                   Zero Coupon, 12/15/11....................        7,050
           75,000 TCI Communications, Inc. 8.750%, 08/01/15.       94,914
                                                             ------------
                                                                  330,934
                                                             ------------

                  CONTAINERS & GLASS--0.0%
           10,000 AEP Industries, Inc. 9.875%, 11/15/07.....       10,050
            5,000 Anchor Glass Container Corp.
                   11.000%, 02/15/13........................        5,800
            5,000 Stone Container Corp. 9.250%, 02/01/08....        5,525
           20,000 Stone Container Corp. 8.375%, 07/01/12....       21,700
            5,000 Tekni-Plex, Inc. (144A) 8.750%, 11/15/13..        5,213
                                                             ------------
                                                                   48,288
                                                             ------------

                  COSMETICS & PERSONAL CARE--0.0%
           10,000 Johnsondiversey Holdings, Inc. (144A)
                   0/10.670%, 05/15/13 (e)..................        7,650

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
       ------------------------------------------------------------------

                  COSMETICS & PERSONAL CARE--(CONTINUED)
       $   15,000 Playtex Products, Inc. 9.375%, 06/01/11... $     15,150
           10,000 Revlon Consumer Products Corp.
                   12.000%, 12/01/05........................       10,000
                                                             ------------
                                                                   32,800
                                                             ------------

                  DOMESTIC OIL--0.0%
           10,000 Pioneer Natural Resources Co.
                   9.625%, 04/01/10.........................       12,444
                                                             ------------

                  DRUGS & HEATH CARE--0.5%
           10,000 Alaris Medical Systems, Inc.
                   7.250%, 07/01/11.........................       10,350
          300,000 Allegiance Corp. 7.000%, 10/15/26.........      338,570
           20,000 Beverly Enterprises, Inc. 9.625%, 04/15/09       22,050
          155,000 Health Net, Inc. 8.375%, 04/15/11.........      186,243
           25,000 HealthSouth Corp. 7.375%, 10/01/06........       23,812
            5,000 Neighborcare, Inc. (144A) 6.875%, 11/15/13        5,088
            5,000 Omnicare, Inc. 6.125%, 06/01/13...........        5,013
           45,000 Schering-Plough Corp. 5.300%, 12/01/13....       45,785
           75,000 Schering-Plough Corp. 6.500%, 12/01/33....       78,018
                                                             ------------
                                                                  714,929
                                                             ------------

                  ELECTRICAL EQUIPMENT--0.0%
           15,000 Wesco Distribution, Inc. 9.125%, 06/01/08.       15,525
                                                             ------------

                  ELECTRICAL UTILITIES--0.9%
           10,000 AES Corp. 8.875%, 02/15/11................       10,900
           10,000 Avista Corp. 9.750%, 06/01/08.............       11,900
           10,000 Calpine Corp. 8.625%, 08/15/10............        7,800
            5,000 Calpine Corp. 8.500%, 02/15/11............        3,956
           10,000 Calpine Corp. (144A) 8.500%, 07/15/10.....        9,750
           20,000 CMS Energy Corp. 9.875%, 10/15/07.........       22,300
          200,000 Duke Energy Co. 5.375%, 01/01/09..........      210,886
           55,000 El Paso Corp. 7.000%, 05/15/11............       50,738
            5,000 Nevada Power Co. 10.875%, 10/15/09........        5,806
            5,000 Nevada Power Co. (144A)
                   9.000%, 08/15/13.........................        5,531
          100,000 NiSource Finance Corp. 3.200%, 11/01/06...      100,807
            5,000 NRG Energy, Inc. (144A) 8.000%, 12/15/13..        5,256
          200,000 NSTAR 8.000%, 02/15/10....................      240,821
          100,000 Progress Energy, Inc. 7.100%, 03/01/11....      112,662
           75,000 PSE&G Power, L.L.C. 6.950%, 06/01/12......       84,584
           65,000 PSE&G Power, L.L.C. 8.625%, 04/15/31......       83,716
          150,000 Schlumberger Technology Corp. (144A)
                   6.500%, 04/15/12.........................      167,124
           45,000 Virginia Electric & Power Co.
                   5.375%, 02/01/07.........................       47,997
           25,000 Western Resources, Inc. 7.125%, 08/01/09..       26,190
                                                             ------------
                                                                1,208,724
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
   -------------------------------------------------------------------------

               ELECTRONICS--0.1%
   $     5,000 Imax Corp. (144A) 9.625%, 12/01/10.............. $      5,256
       100,000 PPL Energy Supply, L.L.C. 6.400%, 11/01/11......      109,211
        10,000 Solectron Corp. 9.625%, 02/15/09................       11,150
                                                                ------------
                                                                     125,617
                                                                ------------

               ENERGY--0.1%
        45,000 Alabama Power Co. 5.875%, 12/01/22..............       45,876
         5,000 Chesapeake Energy Corp. (144A)
                6.875%, 01/15/16...............................        5,150
        10,000 Massey Energy Corp. 6.950%, 03/01/07............       10,250
        50,000 United Energy Distribution Holdings, Ltd. (144A)
                5.450%, 04/15/16...............................       51,151
                                                                ------------
                                                                     112,427
                                                                ------------

               ENVIRONMENTAL CONTROL--0.0%
        25,000 Allied Waste North America, Inc.
                8.875%, 04/01/08...............................       28,000
                                                                ------------

               FEDERAL AGENCIES--12.1%
       725,000 Federal Home Loan Mortgage Corp.
                5.500%, 09/15/11...............................      779,472
       513,182 Federal National Mortgage Association
                6.950%, 10/01/06...............................      555,815
       421,414 Federal National Mortgage Association
                6.590%, 12/01/07...............................      464,038
       954,556 Federal National Mortgage Association
                6.500%, 05/01/08...............................    1,051,568
       508,363 Federal National Mortgage Association
                6.419%, 06/01/08 (d)...........................      558,872
       539,401 Federal National Mortgage Association
                5.500%, 01/01/14...............................      562,253
       263,611 Federal National Mortgage Association
                7.000%, 02/01/16...............................      281,970
       474,897 Federal National Mortgage Association
                5.500%, 12/01/17...............................      492,644
       286,919 Federal National Mortgage Association
                6.000%, 01/01/23...............................      298,136
       499,300 Federal National Mortgage Association
                5.000%, 09/01/33...............................      494,353
     1,996,728 Federal National Mortgage Association
                5.000%, 11/01/33...............................    1,976,944
       489,515 Federal National Mortgage Association
                5.500%, 11/01/33...............................      496,138
       531,744 Government National Mortgage Association
                7.500%, 12/15/23...............................      575,111
         2,390 Government National Mortgage Association
                7.500%, 05/15/24...............................        2,584
       169,260 Government National Mortgage Association
                7.500%, 06/15/24...............................      183,049
         4,995 Government National Mortgage Association
                7.500%, 08/15/24...............................        5,402
        45,579 Government National Mortgage Association
                7.500%, 02/15/27...............................       48,912
        66,937 Government National Mortgage Association
                7.500%, 08/15/27...............................       71,832

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
      $   324,181 Government National Mortgage Association
                   7.500%, 10/15/27.......................... $    347,888
           85,306 Government National Mortgage Association
                   7.500%, 11/15/27..........................       91,685
           99,485 Government National Mortgage Association
                   7.000%, 02/15/28..........................      106,139
           20,578 Government National Mortgage Association
                   7.500%, 04/15/28..........................       22,099
          113,011 Government National Mortgage Association
                   6.500%, 08/15/28..........................      119,323
          153,701 Government National Mortgage Association
                   7.000%, 08/15/28..........................      164,075
          132,955 Government National Mortgage Association
                   7.000%, 10/15/28..........................      141,848
           18,456 Government National Mortgage Association
                   7.000%, 11/15/28..........................       19,690
          251,465 Government National Mortgage Association
                   7.500%, 11/15/28..........................      270,059
          498,856 Government National Mortgage Association
                   6.000%, 12/15/28..........................      519,625
          206,413 Government National Mortgage Association
                   6.500%, 12/15/28..........................      217,952
           13,848 Government National Mortgage Association
                   8.500%, 05/15/29..........................       15,068
           90,218 Government National Mortgage Association
                   8.500%, 10/15/29..........................       98,165
           74,787 Government National Mortgage Association
                   8.000%, 08/15/30..........................       81,256
          768,806 Government National Mortgage Association
                   6.000%, 12/15/31..........................      799,553
           35,373 Government National Mortgage Association
                   6.000%, 03/15/32..........................       36,801
          117,249 Government National Mortgage Association
                   6.500%, 05/15/32..........................      123,614
          569,250 Government National Mortgage Association
                   6.000%, 01/15/33..........................      592,127
          700,472 Government National Mortgage Association
                   6.000%, 02/15/33..........................      728,411
          616,489 Government National Mortgage Association
                   6.000%, 03/15/33..........................      641,264
          549,565 Government National Mortgage Association
                   6.000%, 04/15/33..........................      571,651
        1,491,398 Government National Mortgage Association
                   5.000%, 07/15/33..........................    1,479,374
           26,061 Government National Mortgage Association
                   6.000%, 08/15/33..........................       27,108
           98,000 U.S. Department Housing & Urban Development
                   7.498%, 08/01/11..........................      114,093
                                                              ------------
                                                                16,227,961
                                                              ------------

                  FINANCE & BANKING--1.9%
          150,000 American Financial Group, Inc.
                   7.125%, 04/15/09..........................      161,223
           80,000 Anthem Insurance Cos., Inc. (144A)
                   9.125%, 04/01/10..........................      100,571

 See accompanying notes to statement of investments and financial statements.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
      $   182,680 Asset Securitization Corp.
                   7.400%, 04/14/29.......................... $    183,543
           65,000 Berkley Corp. 5.875%, 02/15/13.............       66,385
           65,000 CIT Group, Inc. 7.375%, 04/02/07...........       73,417
          250,000 Credit Suisse First Boston 6.550%, 01/17/35      276,519
          260,000 Dean Witter Discover & Co.
                   6.750%, 01/01/16..........................      288,007
          175,000 EOP Operating, L.P. 6.763%, 06/15/07.......      193,824
          200,000 Ford Motor Credit Co. 7.375%, 10/28/09.....      219,632
           50,000 Household Finance Corp. 6.375%, 10/15/11...       55,059
          200,000 International Lease Finance, Corp.
                   5.750%, 10/15/06..........................      215,178
           50,000 MBNA Corp. 7.500%, 03/15/12................       58,092
           60,000 Nationwide Financial Services, Inc.
                   5.900%, 07/01/12..........................       62,622
           50,000 Norwest Corp. 7.650%, 03/15/05.............       53,484
          300,000 Popular North America, Inc.
                   6.625%, 01/15/04..........................      300,396
          100,000 Secured Finance, Inc. 9.050%, 12/15/04.....      105,730
           85,000 St. Paul Cos., Inc. 5.750%, 03/15/07.......       91,828
            5,000 United Industries Corp. (144A)
                   9.875%, 04/01/09..........................        5,237
           15,000 United States West Capital Funding, Inc.
                   6.250%, 07/15/05..........................       15,150
           10,000 Western Financial Bank-FSB
                   9.625%, 05/15/12..........................       11,150
                                                              ------------
                                                                 2,537,047
                                                              ------------

                  FINANCIAL SERVICES--0.8%
            5,000 Asat Finance, L.L.C. 12.500%, 11/01/06.....        5,306
           50,000 Chase Manhattan Corp. 7.000%, 11/15/09.....       57,627
          250,000 ERAC USA Finance Co. (144A)
                   7.950%, 12/15/09..........................      295,941
           75,000 Household Finance Corp. 6.750%, 05/15/11...       84,431
          500,000 Nomura Asset Securities Corp.
                   6.590%, 03/15/30..........................      559,525
           20,000 Qwest Capital Funding, Inc.
                   7.900%, 08/15/10..........................       20,300
            5,000 Sensus Metering Systems, Inc. (144A)
                   8.625%, 12/15/13..........................        5,131
           10,000 UCAR Finance, Inc. 10.250%, 02/15/12.......       11,500
                                                              ------------
                                                                 1,039,761
                                                              ------------

                  FOOD & BEVERAGES--0.2%
           95,000 Conagra, Inc. 7.875%, 09/15/10.............      113,351
           10,000 Dole Foods, Inc. 8.875%, 03/15/11..........       10,975
           35,000 General Mills, Inc. 6.000%, 02/15/12.......       37,428
           40,000 Kraft Foods, Inc. 4.625%, 11/01/06.........       41,741
           15,000 The Great Atlantic & Pacific Tea Co., Inc.
                   9.125%, 12/15/11..........................       13,725
                                                              ------------
                                                                   217,220
                                                              ------------

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  FOREIGN GOVERNMENT--2.0%
      $   830,000 Canadian Government Treasury Bills
                   0.010%, 03/11/04, (CAD)................... $    639,023
        1,145,000 Federal Republic of Germany
                   5.000%, 07/04/12, (EUR)...................    1,526,605
       60,200,000 Government of Japan
                   4.600%, 09/20/04, (JPY)...................      580,061
                                                              ------------
                                                                 2,745,689
                                                              ------------

                  FOREST PRODUCTS & PAPER--0.0%
            5,000 Blue Ridge Paper Products, Inc. (144A)
                   9.500%, 12/15/08..........................        5,000
            5,000 Boise Cascade Co. 6.500%, 11/01/10.........        5,216
            5,000 Caraustar Industries, Inc. 9.875%, 04/01/11        5,400
           30,000 Georgia-Pacific Corp. 8.875%, 02/01/10.....       34,200
            5,000 Longview Fibre Co. 10.000%, 01/15/09.......        5,487
                                                              ------------
                                                                    55,303
                                                              ------------

                  GAS & OIL--0.2%
           60,000 Devon Energy Corp. 7.950%, 04/15/32........       72,346
           15,000 Dynegy Holdings, Inc. (144A)
                   10.125%, 07/15/13.........................       17,250
           10,000 Giant Industries, Inc. 11.000%, 05/15/12...       10,800
            5,000 Parker Drilling Co. (144A)
                   9.625%, 10/01/13..........................        5,200
           15,000 Premcor Refining Group, Inc. (144A)
                   7.750%, 02/01/12..........................       15,450
            5,000 Tom Brown, Inc. 7.250%, 09/15/13...........        5,287
          100,000 Tosco Corp. 7.625%, 05/15/06...............      111,421
           50,000 Transocean Sedco Forex, Inc.
                   6.625%, 04/15/11..........................       55,812
                                                              ------------
                                                                   293,566
                                                              ------------

                  GAS & PIPELINE UTILITIES--0.2%
            5,000 El Paso Production Holding Co. (144A)
                   7.750%, 06/01/13..........................        4,925
          150,000 Kinder Morgan Energy Partners, L.P.
                   7.125%, 03/15/12..........................      171,846
           15,000 Williams Cos., Inc. 8.625%, 06/01/10.......       16,838
           20,000 Williams Cos., Inc. 7.125%, 09/01/11.......       21,150
                                                              ------------
                                                                   214,759
                                                              ------------

                  HEALTH CARE--0.0%
            5,000 Extendicare Health Services, Inc.
                   9.350%, 12/15/07..........................        5,150
                                                              ------------

                  HEALTH CARE--PRODUCTS--0.0%
            5,000 Biovail Corp. 7.875%, 04/01/10.............        5,100
           15,000 NDC Health Corp. 10.500%, 12/01/12.........       16,875
                                                              ------------
                                                                    21,975
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  HOTELS & RESTAURANTS--0.1%
      $    10,000 El Pollo Loco, Inc. (144A) 9.250%, 12/15/09 $     10,125
           15,000 Host Marriot, L.P. 9.500%, 01/15/07........       16,687
           15,000 Park Place Entertainment Corp.
                   8.125%, 05/15/11..........................       16,819
           20,000 Riviera Holdings Corp. 11.000%, 06/15/10...       20,750
                                                              ------------
                                                                    64,381
                                                              ------------

                  HOUSEHOLD PRODUCTS--0.0%
           10,000 Jostens Holding Corp. (144A)
                   0/10.250%, 12/01/13 (e)...................        6,275
                                                              ------------

                  INDUSTRIAL MACHINERY--0.0%
            5,000 Numatics, Inc. 9.625%, 04/01/08............        4,006
            5,000 Westinghouse Air Brake (144A)
                   6.875%, 07/31/13..........................        5,182
                                                              ------------
                                                                     9,188
                                                              ------------

                  INSURANCE--0.8%
          100,000 Everest Reinsurance Holdings, Inc.
                   8.750%, 03/15/10..........................      121,198
          300,000 Jackson National Life Insurance Co. (144A)
                   8.150%, 03/15/27..........................      351,509
          200,000 John Hancock Global Funding (144A)
                   7.900%, 07/02/10..........................      238,323
          400,000 Liberty Mutual Insurance Co. (144A)
                   7.697%, 10/15/97..........................      359,609
           45,000 Torchmark, Inc. 6.250%, 12/15/06...........       49,609
                                                              ------------
                                                                 1,120,248
                                                              ------------

                  IRON & STEEL--0.0%
           20,000 Alaska Steel Corp. 7.875%, 02/15/09........       17,550
            5,000 Steel Dynamics, Inc. 9.500%, 03/15/09......        5,550
           10,000 United States Steel Corp.
                   10.750%, 08/01/08.........................       11,700
                                                              ------------
                                                                    34,800
                                                              ------------

                  LEISURE--0.1%
            5,000 Aztar Corp. 9.000%, 08/15/11...............        5,488
           15,000 Mandalay Resort Group 9.375%, 02/15/10.....       17,475
           20,000 MGM Mirage 8.375%, 02/01/11................       22,650
            5,000 River Rock Entertainment (144A)
                   9.750%, 11/01/11..........................        5,375
           15,000 Six Flags, Inc. 9.750%, 04/15/13...........       15,787
            5,000 True Temper Sports, Inc. 10.875%, 12/01/08.        5,300
                                                              ------------
                                                                    72,075
                                                              ------------

                  MEDIA--0.1%
          130,000 AOL Time Warner, Inc. 7.700%, 05/01/32.....      151,724
           10,000 LBI Media Holdings, Inc. (144A)
                   Zero Coupon, 10/15/13.....................        6,475

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  MEDIA--(CONTINUED)
      $    10,000 Lin Television Corp. (144A)
                   6.500%, 05/15/13......................... $     10,012
            5,000 Lodgenet Entertainment Corp.
                   9.500%, 06/15/13.........................        5,475
                                                             ------------
                                                                  173,686
                                                             ------------

                  MEDICAL LABORATORIES--0.0%
           15,000 Radiologix, Inc. 10.500%, 12/15/08........       15,000
                                                             ------------

                  METALS--0.0%
            5,000 FastenTech, Inc. (144A) 11.500%, 05/01/11.        5,406
            5,000 Oregon Steel Mills, Inc. 10.000%, 07/15/09        4,388
            5,000 Trimas Corp. 9.875%, 06/15/12.............        5,212
                                                             ------------
                                                                   15,006
                                                             ------------

                  OFFICE FURNISHINGS AND SUPPLIES--0.1%
           80,000 Boise Cascade Office Products Co.
                   7.050%, 05/15/05.........................       83,337
            5,000 Interface, Inc. 10.375%, 02/01/10.........        5,288
           15,000 Xerox Corp. 9.750%, 01/15/09..............       17,550
                                                             ------------
                                                                  106,175
                                                             ------------

                  PETROLEUM SERVICES--0.1%
           35,000 Energy Corp. of America 9.500%, 05/15/07..       28,000
            5,000 Tesoro Petroleum Corp. 9.625%, 11/01/08...        5,325
            5,000 Tesoro Petroleum Corp. 9.625%, 04/01/12...        5,475
           25,000 Valero Energy Corp. 7.500%, 04/15/32......       27,862
                                                             ------------
                                                                   66,662
                                                             ------------

                  PUBLISHING--0.0%
            5,000 Canwest Media, Inc. 10.625%, 05/15/11.....        5,713
           15,000 Dex Media West, L.L.C. (144A)
                   9.875%, 08/15/13.........................       17,437
            5,000 Liberty Group Operating, Inc.
                   9.375%, 02/01/08.........................        5,050
            5,000 Medianews Group, Inc. (144A)
                   6.875%, 10/01/13.........................        5,088
           10,000 Von Hoffman Corp. 10.250%, 03/15/09.......       10,650
                                                             ------------
                                                                   43,938
                                                             ------------

                  REAL ESTATE--0.4%
            5,000 CBRE Escrow, Inc. (144A)
                   9.750%, 05/15/10.........................        5,550
          200,000 Healthcare Realty Trust 8.125%, 05/01/11..      229,028
          225,000 Liberty Property, L.P. 7.250%, 03/15/11...      256,636
                                                             ------------
                                                                  491,214
                                                             ------------

                  RETAIL--0.2%
            5,000 Gap, Inc. 10.550%, 12/15/08 (d)...........        6,162
           10,000 Icon Health & Fitness, Inc.
                   11.250%, 04/01/12........................       10,900
          185,000 Lowe's Cos., Inc. 7.500%, 12/15/05........      204,206
           10,000 Remington Arms Co. 10.500%, 02/01/11......       10,650

 See accompanying notes to statement of investments and financial statements.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  RETAIL--(CONTINUED)
      $    20,000 Rite Aid Corp. 8.125%, 05/01/10........... $     21,500
           15,000 Winn Dixie Stores, Inc. 8.875%, 04/01/08..       15,225
                                                             ------------
                                                                  268,643
                                                             ------------

                  SEMICONDUCTORS--0.1%
           10,000 Amkor Technology, Inc. 10.500%, 05/01/09..       10,675
           15,000 Amkor Technology, Inc. 7.750%, 05/15/13...       16,087
           20,000 Sanmina-SCI Corp. 10.375%, 01/15/10.......       23,400
           15,000 SCG Holdings Corp. 12.000%, 08/01/09......       16,125
                                                             ------------
                                                                   66,287
                                                             ------------

                  SOFTWARE--0.0%
           50,000 International Game Technology
                   8.375%, 05/15/09.........................       59,853
                                                             ------------

                  TELECOMMUNICATIONS--0.2%
            5,000 Accident Escrow Corp. (144A)
                   10.000%, 08/01/11........................        5,575
           10,000 Alaska Communications Systems (144A)
                   9.875%, 08/15/11.........................       10,500
           60,000 AT&T Corp. 8.000%, 11/15/31 (d)...........       70,114
          100,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31.........................      123,383
            5,000 Cincinnati Bell, Inc. (144A)
                   8.375%, 01/15/14.........................        5,375
           30,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31       32,359
           15,000 Insight Midwest, L.P. 9.750%, 10/01/09....       15,862
            5,000 Level 3 Communications, Inc.
                   Zero Coupon, 03/15/10 (d)................        4,187
            5,000 Panamsat Corp. 8.500%, 02/01/12...........        5,550
           40,000 Telecommunications Techniques Co.
                   9.750%, 05/15/08 (g).....................          450
           10,000 Telenet Group Holdings NV (144A)
                   Zero Coupon, 06/15/14....................        6,300
            5,000 Time Warner Telecom, Inc.
                   10.125%, 02/01/11........................        5,325
           20,000 Triton PCS, Inc. 8.750%, 11/15/11.........       19,700
            5,000 Western Wireless Corp. 9. 250%, 07/15/13..        5,275
                                                             ------------
                                                                  309,955
                                                             ------------

                  TOBACCO--0.1%
           70,000 Altria Group, Inc. 7.000%, 11/04/13.......       74,676
                                                             ------------

                  TRANSPORTATION--0.7%
          250,000 Honda Auto Receivables 3.610%, 12/18/07...      256,124
          360,000 Norfolk Southern Corp. 7.050%, 05/01/37...      403,855
          250,000 USAA Auto Owner Trust 3.910%, 04/16/07....      254,555
                                                             ------------
                                                                  914,534
                                                             ------------

                  TRUCKING & FREIGHT FORWARDING--0.0%
           25,000 Kansas City Southern Railway Co.
                   9.500%, 10/01/08.........................       27,750
                                                             ------------

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                   U.S. TREASURY--3.2%
      $    290,000 United States Treasury Bonds
                    7.500%, 11/15/16........................ $    369,206
         1,700,000 United States Treasury Bonds
                    8.875%, 08/15/17........................    2,407,625
           281,000 United States Treasury Bonds
                    8.875%, 02/15/19........................      401,742
           900,000 United States Treasury Bonds
                    6.250%, 08/15/23........................    1,025,825
            25,000 United States Treasury Notes
                    5.750%, 08/15/10........................       28,031
                                                             ------------
                                                                4,232,429
                                                             ------------

                   UTILITIES--0.3%
           300,000 Northern Border Partners, L.P.
                    7.100%, 03/15/11........................      333,427
                                                             ------------

                   VENTURE CAPITAL--0.0%
            10,000 Arch Western Finance, L.L.C. (144A)
                    6.750%, 07/01/13........................       10,275
                                                             ------------

                   YANKEE--1.2%
           200,000 British Sky Broadcasting Group, Plc.
                    6.875%, 02/23/09........................      224,498
           100,000 British Telecommunications, Plc.
                    8.375%, 12/15/10 (b)....................      121,688
           125,000 Burlington Resources Finance Co.
                    5.700%, 03/01/07........................      134,883
            50,000 Consumers International, Inc.
                    10.250%, 04/01/05 (e)(k)................            5
            10,000 Crown European Holdings, S.A.
                    10.875%, 03/01/13.......................       11,762
           100,000 Federative Republic of Brazil
                    9.250%, 10/22/10........................      107,500
           100,000 France Telecom S.A. 9.000%, 03/01/11 (d).      120,108
             5,000 JSG Funding, Plc. 9.625%, 10/01/12.......        5,600
           100,000 Norsk Hydro A/S 7.750%, 06/15/23.........      120,806
            15,000 Pacifica Papers, Inc. 10.000%, 03/15/09..       15,900
            30,000 Quebecor Media, Inc.
                    0/13.750%, 07/15/11 (e).................       26,437
            55,000 Republic of South Africa 7.375%, 04/25/12       61,737
            15,000 Rogers Wireless, Inc. 9.625%, 05/01/11...       17,925
            55,000 Russian Federation 0/5.00%, 03/31/30 (e).       52,745
            45,000 Singapore Telecommunications, Ltd. (144A)
                    7.375%, 12/01/31........................       53,121
           375,000 TransCanada Pipelines, Ltd.
                    7.150%, 06/15/06........................      413,783
             5,000 Tyco International Group S.A.
                    5.800%, 08/01/06........................        5,287
            10,000 Tyco International Group S.A.
                    6.750%, 02/15/11........................       10,925
            25,000 Tyco International Group S.A.
                    6.375%, 10/15/11........................       26,719

 See accompanying notes to statement of investments and financial statements.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      --------------------------------------------------------------------

                  YANKEE--(CONTINUED)
      $    25,000 Xl Capital Finance Europe, Plc.
                   6.500%, 01/15/12......................... $     27,364
                                                             ------------
                                                                1,558,793
                                                             ------------
                  Total Bonds & Notes
                   (Identified Cost $38,788,993)............   41,210,482
                                                             ------------

                  SHORT TERM INVESTMENTS--2.2%

                  REPURCHASE AGREEMENT--2.2%
        2,992,000 Paribas Repurchase Agreement dated
                   12/31/03 at 0.820% to be repurchased at
                   $2,992,136 on 01/02/04, collateralized by
                   $3,030,000 U.S. Treasury Note 1.625% due
                   03/31/05 with a value of $3,040,544......    2,992,000
                                                             ------------
                  Total Short Term Investments
                   (Identified Cost $2,992,000).............    2,992,000
                                                             ------------
                  Total Investments--100.0%
                   (Identified Cost $127,103,421) (a).......  134,481,269
                  Other assets less liabilities.............      (23,518)
                                                             ------------
                  TOTAL NET ASSETS--100%.................... $134,457,751
                                                             ============

FORWARD CONTRACTS

                                            LOCAL    AGGREGATE               UNREALIZED
                                           CURRENCY    FACE       TOTAL    APPRECIATION/
FORWARD CURRENCY CONTRACTS  DELIVERY DATE   AMOUNT     VALUE      VALUE    (DEPRECIATION)
--------------------------  ------------- ---------- ---------- ---------- --------------
Euro (sold)................   01/26/04     2,376,000 $2,991,488 $2,801,256   $(190,231)
Euro (bought)..............   01/26/04       570,000    717,655    678,956      38,699
Euro (bought)..............   01/26/04     1,091,000  1,373,617  1,297,461      76,156
JPY (bought)...............   01/15/04    62,973,000    588,065    578,684       9,380
                                                                             ---------
Net Unrealized Depreciation                                                  $ (65,996)
                                                                             =========

FUTURES CONTRACTS

                                   EXPIRATION NUMBER OF CONTRACT VALUATION AS OF NET UNREALIZED
FUTURES CONTRACTS SHORT               DATE    CONTRACTS  AMOUNT    12/31/2003     DEPRECIATION
-----------------------            ---------- --------- -------- --------------- --------------
U.S. Treasury Notes 5 Year Futures  03/22/04     (8)    $890,771    $893,000        $(2,229)
                                                                                    =======

 See accompanying notes to statement of investments and financial statements.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $134,481,269
       Cash.........................................                   878
       Receivable for:
        Fund shares sold............................               399,188
        Dividends and interest......................               535,216
                                                              ------------
         Total Assets...............................           135,416,551
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $173,104
        Securities purchased........................  587,785
        Open forward currency contracts--net........   65,996
        Futures variation margin....................    1,000
       Accrued expenses:
        Management fees.............................   77,748
        Service and distribution fees...............    2,969
        Deferred trustees fees......................   14,374
        Other expenses..............................   35,824
                                                     --------
         Total Liabilities..........................               958,800
                                                              ------------
     NET ASSETS.....................................          $134,457,751
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $159,951,091
        Undistributed net investment income.........             4,109,206
        Accumulated net realized gains (losses).....           (36,906,249)
        Unrealized appreciation (depreciation) on
         investments, future contracts and foreign
         currency...................................             7,303,703
                                                              ------------
     NET ASSETS.....................................          $134,457,751
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($109,667,508 divided by 8,990,577 shares
      outstanding)..................................          $      12.20
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($24,790,243 divided by 2,038,682 shares
      outstanding)..................................          $      12.16
                                                              ============
     Identified cost of investments.................          $127,103,421
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................              $ 1,251,835
        Interest................................                2,505,200
                                                              -----------
                                                                3,757,035
      EXPENSES
        Management fees......................... $   833,869
        Service and distribution fees--Class E..      23,415
        Directors' fees and expenses............      20,452
        Custodian...............................     144,739
        Audit and tax services..................      25,871
        Legal...................................       3,734
        Printing................................      40,902
        Insurance...............................       2,680
        Miscellaneous...........................       3,615
                                                 -----------
        Total expenses before reductions........   1,099,277
        Expense reductions......................     (22,899)   1,076,378
                                                 -----------  -----------
      NET INVESTMENT INCOME.....................                2,680,657
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................  (5,605,210)
        Futures contracts--net..................      22,736
        Foreign currency transactions--net......     321,645   (5,260,829)
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  24,334,420
        Futures--net............................      (2,229)
        Foreign currency transactions--net......     (26,327)  24,305,864
                                                 -----------  -----------
      Net gain (loss)...........................               19,045,035
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $21,725,692
                                                              ===========

                See accompanying notes to financial statements.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,680,657  $  3,416,809
  Net realized gain (loss)..........................................   (5,260,829)  (13,596,495)
  Unrealized appreciation (depreciation)............................   24,305,864    (9,433,620)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   21,725,692   (19,613,306)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,134,296)   (3,032,639)
    Class E.........................................................     (385,051)      (90,971)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,519,347)   (3,123,610)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    3,885,890    (9,539,568)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   22,092,235   (32,276,484)

NET ASSETS
  Beginning of the period...........................................  112,365,516   144,642,000
                                                                     ------------  ------------
  End of the period................................................. $134,457,751  $112,365,516
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,109,206  $  3,553,691
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,459,306  $ 16,197,151   2,366,788  $ 26,059,522
  Reinvestments...............................................    303,417     3,134,296     253,353     3,032,639
  Redemptions................................................. (2,549,194)  (28,045,563) (4,339,425)  (47,397,452)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (786,471) $ (8,714,116) (1,719,284) $(18,305,291)
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,280,485  $ 14,339,343     817,787  $  9,121,173
  Reinvestments...............................................     37,347       385,051       7,606        90,971
  Redemptions.................................................   (189,049)   (2,124,388)    (42,822)     (446,421)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,128,783  $ 12,600,006     782,571  $  8,765,723
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    342,312  $  3,885,890    (936,713) $ (9,539,568)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.52  $  12.44  $  13.58  $  13.85
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.28      0.34      0.39      0.42
  Net realized and unrealized gain (loss) on investments..........................     1.74     (1.99)    (0.99)    (0.68)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.02     (1.65)    (0.60)    (0.26)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.34)    (0.27)    (0.54)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00     (0.01)
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total Distributions.............................................................    (0.34)    (0.27)    (0.54)    (0.01)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.20  $  10.52  $  12.44  $  13.58
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     19.8     (13.5)     (4.5)     (1.9)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.90      0.85      0.83      0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.88      0.83      0.83      0.80
Ratio of net investment income to average net assets (%)..........................     2.28      2.69      3.00      2.88
Portfolio turnover rate (%).......................................................       69        47        65       126
Net assets, end of period (000)................................................... $109,668  $102,817  $143,059  $159,977

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  15.51
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.43
  Net realized and unrealized gain (loss) on investments..........................    (1.21)
                                                                                   --------
  Total from investment operations................................................    (0.78)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.43)
  Distributions from net realized capital gains...................................    (0.26)
  Distributions in excess of net realized capital gains...........................    (0.19)
                                                                                   --------
  Total Distributions.............................................................    (0.88)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.85
                                                                                   ========
TOTAL RETURN (%)..................................................................     (5.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     2.83
Portfolio turnover rate (%).......................................................       63
Net assets, end of period (000)................................................... $192,666

                                                                                               CLASS E
                                                                                   ---------------------------
                                                                                      YEAR ENDED    MAY 1, 2001(A)
                                                                                     DECEMBER 31,      THROUGH
                                                                                   ---------------   DECEMBER 31,
                                                                                     2003    2002        2001
                                                                                   -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 10.49  $12.43      $12.72
                                                                                   -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.25    0.29        0.05
  Net realized and unrealized gain (loss) on investments..........................    1.75   (1.96)      (0.34)
                                                                                   -------  ------      ------
  Total from investment operations................................................    2.00   (1.67)      (0.29)
                                                                                   -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.33)  (0.27)       0.00
  Distributions from net realized capital gains...................................    0.00    0.00        0.00
  Distributions in excess of net realized capital gains...........................    0.00    0.00        0.00
                                                                                   -------  ------      ------
  Total Distributions.............................................................   (0.33)  (0.27)       0.00
                                                                                   -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 12.16  $10.49      $12.43
                                                                                   =======  ======      ======
TOTAL RETURN (%)..................................................................    19.6   (13.7)       (2.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.05    1.00        0.98 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    1.03    0.98        0.98 (c)
Ratio of net investment income to average net assets (%)..........................    2.06    2.54        2.71 (c)
Portfolio turnover rate (%).......................................................      69      47          65
Net assets, end of period (000)................................................... $24,790  $9,548      $1,583

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--60.0% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                    AEROSPACE & DEFENSE--0.8%
              3,000 Honeywell International, Inc......... $    100,290
             17,900 Lockheed Martin Corp.................      920,060
              3,600 Northrop Grumman Corp................      344,160
                                                          ------------
                                                             1,364,510
                                                          ------------

                    BEVERAGES--0.4%
             32,000 Diageo, Plc., (GBP)..................      419,844
              6,050 PepsiCo, Inc.........................      282,051
                                                          ------------
                                                               701,895
                                                          ------------

                    CAPITAL MARKETS--2.0%
              2,500 Franklin Resources, Inc..............      130,150
             14,200 J.P. Morgan Chase & Co...............      521,566
             32,810 Merrill Lynch & Co., Inc.............    1,924,307
             16,300 Morgan Stanley.......................      943,281
                                                          ------------
                                                             3,519,304
                                                          ------------

                    CHEMICALS--2.2%
             24,504 Air Products & Chemicals, Inc........    1,294,546
             20,680 Lyondell Chemical Co.................      350,526
             16,300 PPG Industries, Inc..................    1,043,526
              6,900 Syngenta AG, (CHF)...................      464,536
             17,300 The Dow Chemical Co..................      719,161
                                                          ------------
                                                             3,872,295
                                                          ------------

                    COMMERCIAL BANKS--5.3%
             16,712 Bank of America Corp.................    1,344,146
             23,700 Bank One Corp........................    1,080,483
             41,750 FleetBoston Financial Corp...........    1,822,388
             72,020 Mellon Financial Corp................    2,312,562
              5,300 PNC Financial Services Group, Inc....      290,069
             12,600 SouthTrust Corp......................      412,398
             18,250 SunTrust Banks, Inc..................    1,304,875
             18,000 U.S. Bancorp.........................      536,040
              5,500 Wachovia Corp........................      256,245
              2,700 Wells Fargo & Co.....................      159,003
                                                          ------------
                                                             9,518,209
                                                          ------------

                    COMPUTER & PERIPHERALS--0.6%
             20,700 Hewlett-Packard Co...................      475,479
              6,250 International Business Machines Corp.      579,250
                                                          ------------
                                                             1,054,729
                                                          ------------

                    CONSUMER FINANCE--0.2%
              8,200 American Express Co..................      395,486
                                                          ------------

                    CONTAINERS & PACKAGING--0.6%
             62,300 Owens-Illinois, Inc. (b).............      740,747
             20,800 Smurfit-Stone Container Corp.........      386,256
                                                          ------------
                                                             1,127,003
                                                          ------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                   DIVERSIFIED FINANCIAL SERVICES--2.1%
            69,330 Citigroup, Inc......................... $  3,365,278
             5,200 Hartford Financial Services Group, Inc.      307,424
                                                           ------------
                                                              3,672,702
                                                           ------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
            87,320 AT&T Corp..............................    1,772,596
            24,000 BellSouth Corp.........................      679,200
            45,000 SBC Communications, Inc................    1,173,150
            85,030 Verizon Communications, Inc............    2,982,852
                                                           ------------
                                                              6,607,798
                                                           ------------

                   ELECTRIC UTILITIES--2.0%
             7,700 Cinergy Corp...........................      298,837
             3,100 Dominion Resources, Inc................      197,873
             5,800 Entergy Corp...........................      331,354
             5,600 Exelon Corp............................      371,616
             9,720 FirstEnergy Corp.......................      342,144
             3,500 FPL Group, Inc.........................      228,970
            12,600 PPL Corp...............................      551,250
            55,050 TXU Corp...............................    1,305,786
                                                           ------------
                                                              3,627,830
                                                           ------------

                   ELECTRICAL EQUIPMENT--0.5%
            13,150 Emerson Electric Co....................      851,463
                                                           ------------

                   ENERGY EQUIPMENT & SERVICES--3.6%
            16,260 BJ Services Co. (b)....................      583,734
            11,590 Cooper Cameron Corp. (b)...............      540,094
            66,300 Global SantaFe Corp....................    1,646,229
            61,840 Noble Corp. (b)........................    2,212,635
            27,546 Schlumberger, Ltd......................    1,507,317
                                                           ------------
                                                              6,490,009
                                                           ------------

                   FOOD & STAPLES RETAILING--0.6%
            16,500 Rite Aid Corp..........................       99,660
            60,790 The Kroger Co..........................    1,125,223
                                                           ------------
                                                              1,224,883
                                                           ------------

                   FOOD PRODUCTS--1.0%
            46,584 Archer-Daniels-Midland Co..............      709,009
            28,000 Kellogg Co.............................    1,066,240
                                                           ------------
                                                              1,775,249
                                                           ------------

                   GAS UTILITIES--0.7%
            17,260 National Fuel Gas Co...................      421,835
            30,582 NiSource, Inc..........................      670,969
             5,000 WGL Holdings, Inc......................      138,950
                                                           ------------
                                                              1,231,754
                                                           ------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
            21,760 Baxter International, Inc..............      664,115
                                                           ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

                 HEALTH CARE PROVIDERS & SERVICES--0.3%
          30,600 Tenet Healthcare Corp. (b)................. $    491,130
                                                             ------------

                 HOTELS, RESTAURANTS & LEISURE--0.5%
          12,740 Hilton Hotels Corp.........................      218,236
          22,300 McDonald's Corp............................      553,709
           3,800 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B).................................      136,686
                                                             ------------
                                                                  908,631
                                                             ------------

                 HOUSEHOLD PRODUCTS--2.0%
           3,100 Colgate-Palmolive Co.......................      155,155
          36,800 Kimberly-Clark Corp........................    2,174,512
          46,600 Newell Rubbermaid, Inc.....................    1,061,082
           1,366 The Procter & Gamble Co....................      136,436
                                                             ------------
                                                                3,527,185
                                                             ------------

                 INDUSTRIAL CONGLOMERATES--1.3%
          45,240 General Electric Co........................    1,401,535
          35,040 Tyco International, Ltd....................      928,560
                                                             ------------
                                                                2,330,095
                                                             ------------

                 INSURANCE--3.1%
          27,660 Hartford Financial Services Group, Inc.....    1,632,770
           1,500 Marsh & McLennan Cos., Inc.................       71,835
          48,960 The Allstate Corp..........................    2,106,259
          12,982 The Chubb Corp.............................      884,074
          53,601 Travelers Property Casualty Corp. (Class A)      899,425
                                                             ------------
                                                                5,594,363
                                                             ------------

                 MACHINERY--0.3%
           8,948 Deere & Co.................................      582,067
                                                             ------------

                 MEDIA--4.8%
          61,790 Comcast Corp. (Special Class A) (b)........    1,932,791
          16,600 Cox Communications, Inc....................      571,870
          18,000 New York Times Co. (Class A)...............      860,220
         130,600 Reed Elsevier, Plc., (GBP).................    1,089,289
          15,100 The Walt Disney Co.........................      352,283
          22,000 Time Warner, Inc. (b)......................      395,780
          19,000 Tribune Co.................................      980,400
          52,600 Viacom, Inc. (Class B).....................    2,334,388
                                                             ------------
                                                                8,517,021
                                                             ------------

                 METALS & MINING--1.2%
          40,890 Alcoa, Inc.................................    1,553,820
          56,800 BHP Billiton, Ltd., (AUD)..................      521,337
                                                             ------------
                                                                2,075,157
                                                             ------------

                 MULTI-UTILITIES--0.5%
         170,190 Calpine Corp. (b)..........................      818,614
                                                             ------------

                                                             VALUE
            SHARES                                          (NOTE 1)
          ------------------------------------------------------------

                     MULTILINE RETAIL--0.8%
              24,910 Sears Roebuck & Co.................. $  1,133,156
               9,100 The May Department Stores Co........      264,537
                                                          ------------
                                                             1,397,693
                                                          ------------

                     OIL & GAS--4.4%
              28,100 BP, Plc. (ADR)......................    1,386,735
               8,000 ConocoPhillips......................      524,560
              33,850 Devon Energy Corp...................    1,938,251
              54,028 Exxon Mobil Corp....................    2,215,148
              27,150 Occidental Petroleum Corp...........    1,146,816
               3,400 Total S.A. (ADR)....................      314,534
               7,000 Unocal Corp.........................      257,810
                                                          ------------
                                                             7,783,854
                                                          ------------

                     PAPER & FOREST PRODUCTS--1.0%
               3,100 Boise Cascade Corp..................      101,866
              12,320 Bowater, Inc........................      570,539
              23,900 International Paper Co..............    1,030,329
                                                          ------------
                                                             1,702,734
                                                          ------------

                     PERSONAL PRODUCTS--0.2%
              10,856 The Gillette Co.....................      398,741
                                                          ------------

                     PHARMACEUTICALS--5.6%
               9,080 Eli Lilly & Co......................      638,596
              45,000 Johnson & Johnson...................    2,324,700
              26,140 Merck & Co., Inc....................    1,207,668
              19,200 Novartis AG, (CHF)..................      871,317
              59,700 Pfizer, Inc.........................    2,109,201
               5,000 Roche Holdings AG, (CHF)............      504,122
             116,170 Schering-Plough Corp................    2,020,196
               7,300 Wyeth...............................      309,885
                                                          ------------
                                                             9,985,685
                                                          ------------

                     REAL ESTATE--0.4%
              25,100 Equity Residential (REIT)...........      740,701
               1,000 Healthcare Realty Trust, Inc. (REIT)       35,750
                                                          ------------
                                                               776,451
                                                          ------------

                     ROAD & RAIL--1.0%
              27,900 Burlington Northern Santa Fe Corp...      902,565
              12,900 Union Pacific Corp..................      896,292
                                                          ------------
                                                             1,798,857
                                                          ------------

                     SEMICONDUCTORS & EQUIPMENT--0.4%
              23,600 Texas Instruments, Inc..............      693,368
                                                          ------------

                     SOFTWARE--1.1%
              58,800 Microsoft Corp......................    1,619,352
              26,280 Network Associates, Inc. (b)........      395,251
                                                          ------------
                                                             2,014,603
                                                          ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   SPECIALTY RETAIL--0.4%
            18,200 The Home Depot, Inc.................... $     645,918
                                                           -------------

                   THRIFTS & MORTGAGE FINANCE--1.2%
            15,844 Federal Home Loan Mortgage Corp........       924,022
            17,500 Federal National Mortgage Association..     1,313,550
                                                           -------------
                                                               2,237,572
                                                           -------------

                   TOBACCO--0.6%
            19,800 Altria Group, Inc......................     1,077,516
                                                           -------------

                   WIRELESS TELECOMMUNICATION SERVICES--2.2%
           257,769 AT&T Wireless Services, Inc. (b).......     2,059,574
            14,950 Telephone & Data Systems, Inc..........       935,123
            36,830 Vodafone Group, Plc. (ADR).............       922,223
                                                           -------------
                                                               3,916,920
                                                           -------------
                   Total Common Stocks
                    (Identified Cost $93,332,924).........   106,973,409
                                                           -------------

       BONDS & NOTES--36.8%
          FACE
         AMOUNT
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.2%
       $   153,000 BAE Systems Holdings, Inc. (144A)
                    6.400%, 12/15/11......................       164,464
           220,000 Northrop Grumman Corp. 7.750%, 02/15/31       267,519
                                                           -------------
                                                                 431,983
                                                           -------------

                   ASSET BACKED--0.6%
           325,000 Capital One Auto Finance Trust
                    4.790%, 01/15/09......................       337,959
           216,710 Continental Airlines Pass Through
                    6.648%, 03/15/19......................       211,724
           500,000 Providian Gateway Master Trust
                    1.443%, 03/16/09 (d)..................       502,067
                                                           -------------
                                                               1,051,750
                                                           -------------

                   AUTOMOBILES--0.3%
           318,000 DaimlerChrysler North America Holdings
                    6.500%, 11/15/13......................       334,984
           215,000 Ford Motor Co. 7.450%, 07/16/31........       217,262
                                                           -------------
                                                                 552,246
                                                           -------------

                   BANKS--0.1%
           175,000 KFW International Finance, Inc.
                    4.250%, 04/18/05......................       181,010
                                                           -------------

                   BUILDING & CONSTRUCTION--0.2%
           309,000 CRH America, Inc. 6.950%, 03/15/12.....       348,622
                                                           -------------

                   CHEMICALS--0.1%
           108,000 Dow Chemical Co. 5.750%, 12/15/08......       115,796
                                                           -------------

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--2.2%
    $   700,000 Chase Commercial Mortgage Securities Corp.
                 6.390%, 11/18/30............................ $     777,796
         33,193 Chase Mortgage Finance Trust
                 6.000%, 02/25/17............................        33,311
        193,000 Criimi Mae Commercial Mortgage Trust (144A)
                 7.000%, 06/02/33............................       209,198
        204,000 Deutsche Mortgage & Asset Receiving Corp.
                 6.538%, 06/15/31............................       223,417
        336,525 First Union Lehman Brothers Bank of America
                 Commercial Mortgage Trust
                 6.560%, 11/18/35............................       375,378
         74,853 First Union Lehman Brothers Commercial
                 Mortgage Trust 7.380%, 04/18/29.............        83,329
        258,462 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.480%, 02/18/30 (d)..................       285,967
        311,682 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.780%, 06/15/31......................       351,632
        428,000 Merrill Lynch Mortgage Investments, Inc.
                 6.390%, 02/15/30 (d)........................       467,950
      6,721,372 Morgan Stanley Capital I, Inc. (144A)
                 0.665%, 11/15/30 (d)(h).....................       191,672
         60,173 Multi-Family Capital Access One, Inc.
                 6.650%, 01/15/24............................        67,107
        205,000 Pemex Project Funding Master Trust
                 9.125%, 10/13/10............................       243,437
         27,000 Pemex Project Funding Master Trust
                 8.625%, 02/01/22............................        29,903
         55,678 Residential Funding Mortgage Securities, Inc.
                 6.000%, 12/25/16............................        55,971
         45,000 Small Business Administration Participation
                 Certificates 4.350%, 07/01/23...............        43,366
        240,758 TIAA Retail Commercial Mortgage Trust (144A)
                 7.170%, 01/15/32............................       262,448
        135,000 Wells Fargo Mortgage Backed Securities Trust
                 6.000%, 04/25/17............................       138,390
                                                              -------------
                                                                  3,840,272
                                                              -------------

                COMMUNICATIONS--0.1%
        200,000 Hearst-Argyle Television, Inc.
                 7.500%, 11/15/27............................       227,239
                                                              -------------

                DOMESTIC OIL--0.6%
        150,000 Amerada Hess Corp. 7.300%, 08/15/31..........       154,889
        600,000 Occidental Petroleum Corp.
                 7.650%, 02/15/06............................       657,487
        250,000 Phillips Petroleum Co. 8.500%, 05/25/05......       272,530
                                                              -------------
                                                                  1,084,906
                                                              -------------

                DRUGS & HEATH CARE--0.2%
         40,000 HCA, Inc. 8.750%, 09/01/10...................        47,629
        186,000 HCA, Inc. 6.950%, 05/01/12...................       199,432
         43,000 HCA, Inc. 6.250%, 02/15/13...................        44,015
                                                              -------------
                                                                    291,076
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  ELECTRICAL UTILITIES--1.0%
      $    44,000 CenterPoint Energy Resources Corp. (144A)
                   7.875%, 04/01/13........................ $      49,812
          250,000 Exelon Generation Co., L.L.C.
                   6.950%, 06/15/11........................       280,750
           51,000 FirstEnergy Corp. (Series B)
                   6.450%, 11/15/11........................        52,859
          150,000 MidAmerican Energy Holdings Co.
                   3.500%, 05/15/08........................       147,469
          200,000 Niagara Mohawk Power Corp.
                   5.375%, 10/01/04........................       205,464
           68,000 Niagara Mohawk Power Corp.
                   7.750%, 05/15/06........................        75,931
           78,000 Progress Energy, Inc. 7.100%, 03/01/11...        87,877
          222,000 Progress Energy, Inc. 6.850%, 04/15/12...       247,414
          300,000 PSE&G Power, L.L.C. 8.625%, 04/15/31.....       386,384
          164,000 Toledo Edison Co. 7.875%, 08/01/04.......       169,326
           98,000 TXU Energy Co. 7.000%, 03/15/13..........       108,388
                                                            -------------
                                                                1,811,674
                                                            -------------

                  ENVIRONMENTAL CONTROL--0.1%
          196,000 USA Waste Services, Inc. 7.000%, 07/15/28       210,960
                                                            -------------

                  FEDERAL AGENCIES--17.3%
          330,000 Federal Home Loan Banks 2.875%, 09/15/06.       333,505
          200,980 Federal Home Loan Banks 5.000%, 12/01/18.       204,993
        1,270,000 Federal Home Loan Mortgage Corp.
                   7.000%, 07/15/05........................     1,372,145
          961,000 Federal Home Loan Mortgage Corp.
                   5.500%, 07/15/06........................     1,035,427
          419,000 Federal Home Loan Mortgage Corp.
                   2.875%, 12/15/06........................       422,004
        1,698,000 Federal Home Loan Mortgage Corp.
                   4.875%, 11/15/13........................     1,716,355
           79,745 Federal Home Loan Mortgage Corp.
                   5.000%, 12/01/17........................        81,292
          271,206 Federal Home Loan Mortgage Corp.
                   5.500%, 05/01/33........................       274,621
          707,118 Federal Home Loan Mortgage Corp.
                   5.000%, 09/01/33........................       698,344
          344,616 Federal Home Loan Mortgage Corp.
                   5.000%, 11/01/33........................       340,340
          473,000 Federal National Mortgage Association
                   5.250%, 04/15/07........................       509,122
          728,000 Federal National Mortgage Association
                   6.000%, 05/15/08........................       806,987
          804,000 Federal National Mortgage Association
                   6.625%, 09/15/09........................       919,357
          264,000 Federal National Mortgage Association
                   5.125%, 01/02/14........................       264,918
          302,195 Federal National Mortgage Association
                   6.000%, 04/01/16........................       317,319
           98,203 Federal National Mortgage Association
                   6.000%, 12/01/16........................       103,115
          215,573 Federal National Mortgage Association
                   6.000%, 02/01/17........................       226,357

           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
        $    79,775 Federal National Mortgage Association
                     6.000%, 03/01/17.................... $      83,774
            238,681 Federal National Mortgage Association
                     6.000%, 05/01/17....................       250,645
            520,595 Federal National Mortgage Association
                     5.500%, 07/01/17....................       540,064
            280,638 Federal National Mortgage Association
                     6.000%, 08/01/17....................       294,705
            327,294 Federal National Mortgage Association
                     5.500%, 09/01/17....................       339,525
             82,921 Federal National Mortgage Association
                     5.000%, 11/01/17....................        84,672
            289,391 Federal National Mortgage Association
                     5.500%, 11/01/17....................       300,206
            105,304 Federal National Mortgage Association
                     5.500%, 12/01/17....................       109,240
            154,462 Federal National Mortgage Association
                     5.500%, 01/01/18....................       160,234
            552,679 Federal National Mortgage Association
                     5.000%, 02/01/18....................       564,375
            165,369 Federal National Mortgage Association
                     5.500%, 02/01/18....................       171,564
            181,610 Federal National Mortgage Association
                     4.500%, 04/01/18....................       182,026
            308,083 Federal National Mortgage Association
                     4.500%, 06/01/18....................       308,790
          1,699,901 Federal National Mortgage Association
                     4.500%, 07/01/18....................     1,703,801
            300,001 Federal National Mortgage Association
                     5.000%, 11/01/18....................       306,365
            332,289 Federal National Mortgage Association
                     5.000%, 12/01/18....................       339,338
            379,410 Federal National Mortgage Association
                     6.500%, 11/01/28....................       397,268
            194,474 Federal National Mortgage Association
                     4.080%, 04/25/31....................       195,065
            121,914 Federal National Mortgage Association
                     6.500%, 07/01/31....................       127,490
          1,110,012 Federal National Mortgage Association
                     6.500%, 09/01/31....................     1,160,946
             80,200 Federal National Mortgage Association
                     7.500%, 11/01/31....................        85,701
            100,151 Federal National Mortgage Association
                     6.500%, 12/01/31....................       104,747
             88,756 Federal National Mortgage Association
                     6.500%, 01/01/32....................        92,829
             76,704 Federal National Mortgage Association
                     7.500%, 02/01/32....................        81,965
             39,566 Federal National Mortgage Association
                     6.500%, 06/01/32....................        41,386
            589,375 Federal National Mortgage Association
                     6.500%, 07/01/32....................       616,479
            120,601 Federal National Mortgage Association
                     6.500%, 08/01/32....................       126,147
            801,808 Federal National Mortgage Association
                     6.000%, 10/01/32....................       829,159

 See accompanying notes to statement of investments and financial statements.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $ 1,846,942 Federal National Mortgage Association
                    6.000%, 11/01/32....................... $   1,909,974
            96,471 Federal National Mortgage Association
                    6.000%, 12/01/32.......................        99,762
           873,351 Federal National Mortgage Association
                    5.500%, 02/01/33.......................       885,167
           683,121 Federal National Mortgage Association
                    6.000%, 03/01/33.......................       706,424
           554,910 Federal National Mortgage Association
                    5.500%, 04/01/33.......................       562,418
         1,063,063 Federal National Mortgage Association
                    5.500%, 06/01/33.......................     1,077,446
         2,060,204 Federal National Mortgage Association
                    5.500%, 07/01/33.......................     2,088,077
           269,000 Federal National Mortgage Association
                    5.500%, 11/01/33.......................       272,639
           425,802 Government National Mortgage Association
                    6.500%, 10/15/28.......................       449,583
           156,148 Government National Mortgage Association
                    6.000%, 03/20/31.......................       161,563
           151,745 Government National Mortgage Association
                    7.000%, 08/15/32.......................       161,714
           348,445 Government National Mortgage Association
                    5.500%, 11/15/32.......................       354,619
            30,612 Government National Mortgage Association
                    6.500%, 03/15/33.......................        32,275
           392,936 Government National Mortgage Association
                    6.000%, 04/15/33.......................       408,727
         1,851,952 Government National Mortgage Association
                    5.500%, 08/15/33.......................     1,884,709
           500,000 Student Loan Marketing Association
                    5.000%, 06/30/04.......................       509,944
                                                            -------------
                                                               30,789,748
                                                            -------------

                   FINANCE & BANKING--2.9%
           485,000 AIG SunAmerica Global Financing II
                    (144A) 7.600%, 06/15/05................       526,958
           478,000 Bank of America Corp. 7.400%, 01/15/11..       560,613
           596,000 Boeing Capital Corp. 6.500%, 02/15/12...       651,632
           108,000 Cendant Corp. 6.875%, 08/15/06..........       118,491
            60,000 Cendant Corp. 6.250%, 01/15/08..........        65,450
           167,000 Countrywide Home Loans, Inc.
                    5.500%, 08/01/06.......................       178,382
            35,000 Ford Motor Credit Co. 6.875%, 02/01/06..        37,356
           175,000 Ford Motor Credit Co. 7.875%, 06/15/10..       195,539
            99,000 Ford Motor Credit Co. 7.000%, 10/01/13..       104,413
           424,000 General Electric Capital Corp.
                    6.750% 03/15/32........................       469,419
           500,000 General Motors Acceptance Corp.
                    5.360%, 07/27/04.......................       509,973
           201,000 General Motors Acceptance Corp.
                    6.875%, 09/15/11.......................       216,503
           121,000 General Motors Acceptance Corp.
                    8.000%, 11/01/31.......................       135,879

        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
     $    85,000 General Motors Corp.
                  7.200%, 01/15/11.......................... $      93,456
         100,000 MidAmerican Funding, L.L.C.
                  6.927%, 03/01/29..........................       108,517
         141,000 Popular North America, Inc.
                  4.250%, 04/01/08..........................       143,550
         131,000 Prudential Funding Corp. (144A)
                  6.600%, 05/15/08..........................       145,827
          24,000 SAFECO Corp. 4.875%, 02/01/10..............        24,743
         408,000 Simon Property Group, Inc.
                  6.750%, 02/09/04..........................       409,970
         141,000 SLM Corp. 4.000%, 01/15/09.................       141,969
         308,000 TCI Communications Financing III
                  9.650%, 03/31/27..........................       371,140
                                                             -------------
                                                                 5,209,780
                                                             -------------

                 FINANCIAL SERVICES--0.6%
         502,000 Credit Suisse First Boston 4.625%, 01/15/08       522,584
         122,000 DBS Capital Funding Corp. (144A)
                  7.657%, 03/15/49..........................       140,483
         237,156 Mortgage Capital Funding, Inc.
                  6.337%, 11/18/31..........................       261,966
         146,000 SLM Corp. 5.375%, 01/15/13.................       149,815
                                                             -------------
                                                                 1,074,848
                                                             -------------

                 FOOD & BEVERAGES--0.3%
         290,000 Kellogg Co. 6.000%, 04/01/06...............       310,747
         152,000 Kraft Foods, Inc. 6.250%, 06/01/12.........       165,659
          95,000 Miller Brewing Co. (144A) 5.500%, 08/15/13.        97,056
                                                             -------------
                                                                   573,462
                                                             -------------

                 FOOD PRODUCTS--0.1%
         175,000 Cadbury Schweppes US Finance (144A)
                  5.125%, 10/01/13..........................       173,860
                                                             -------------

                 FOREST PRODUCTS & PAPER--0.2%
         166,000 MeadWestvaco Corp. 6.800%, 11/15/32........       170,701
         171,000 Weyerhaeuser Co. 6.750%, 03/15/12..........       186,551
                                                             -------------
                                                                   357,252
                                                             -------------

                 GAS & OIL--0.4%
         251,000 Devon Financing Corp. 6.875%, 09/30/11.....       284,615
         263,000 Kinder Morgan Energy Partners, L.P.
                  6.750%, 03/15/11..........................       295,216
          53,000 Kinder Morgan Energy Partners, L.P.
                  7.750%, 03/15/32..........................        63,228
                                                             -------------
                                                                   643,059
                                                             -------------

                 HOTELS & RESTAURANTS--0.1%
         132,000 MGM Mirage, Inc. 8.500%, 09/15/10..........       151,470
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 INDUSTRIAL MACHINERY--0.1%
     $   150,000 Kennametal, Inc. 7.200%, 06/15/12........... $     159,099
                                                              -------------

                 INSURANCE--0.0%
          56,000 Travelers Property Casualty Corp.
                  6.375%, 03/15/33...........................        58,395
                                                              -------------

                 INVESTMENT BROKERAGE--0.7%
         355,000 Citigroup, Inc. 7.250%, 10/01/10............       413,773
         450,000 Lehman Brothers Holdings, Inc.
                  7.750%, 01/15/05...........................       480,847
         255,000 Morgan Stanley 6.100%, 04/15/06.............       275,941
                                                              -------------
                                                                  1,170,561
                                                              -------------

                 MEDIA--0.2%
          61,000 AOL Time Warner, Inc. 6.150%, 05/01/07......        66,370
         242,000 Cox Communications, Inc. 7.750%, 11/01/10...       288,285
          51,000 The Walt Disney Co. 6.750%, 03/30/06........        55,470
                                                              -------------
                                                                    410,125
                                                              -------------

                 PHARMACEUTICALS--0.1%
         175,000 Wyeth 6.500%, 02/01/34......................       178,943
                                                              -------------

                 REAL ESTATE--0.5%
         200,000 Boston Properties, Inc. 5.000%, 06/01/15....       191,016
         175,000 EOP Operating, L.P. 8.375%, 03/15/06........       195,954
         137,000 EOP Operating, L.P. 6.800%, 01/15/09........       153,657
         325,000 Vornado Realty Trust (REIT) 5.625%, 06/15/07       346,985
                                                              -------------
                                                                    887,612
                                                              -------------

                 TELECOMMUNICATIONS--0.7%
          73,000 AT&T Wireless Services, Inc.
                  7.350%, 03/01/06...........................        79,827
          95,000 AT&T Wireless Services, Inc.
                  8.750%, 03/01/31...........................       117,214
          91,000 Citizens Communications Co.
                  8.500%, 05/15/06...........................        99,359
         245,000 Citizens Communications Co.
                  7.625%, 08/15/08...........................       268,263
         129,000 PCCW-HKTC Capital, Ltd. (144A)
                  6.000%, 07/15/13...........................       131,688
          28,000 Sprint Capital Corp. 7.125%, 01/30/06.......        30,292
         150,000 Sprint Capital Corp. 6.875%, 11/15/28.......       146,375
         352,000 Verizon New York, Inc. 6.875%, 04/01/12.....       389,491
                                                              -------------
                                                                  1,262,509
                                                              -------------

                 U.S. TREASURY--6.0%
         953,000 United States Treasury Bonds
                  8.000%, 11/15/21...........................     1,287,071
       1,706,000 United States Treasury Bonds
                  6.250%, 08/15/23...........................     1,944,508
         542,000 United States Treasury Bonds
                  6.250%, 05/15/30...........................       625,459

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  U.S. TREASURY--(CONTINUED)
      $   804,000 United States Treasury Notes
                   6.500%, 05/15/05........................ $     859,275
          325,000 United States Treasury Notes
                   1.250%, 05/31/05........................       324,137
          982,000 United States Treasury Notes
                   5.750%, 11/15/05........................     1,054,346
          315,000 United States Treasury Notes
                   3.500%, 11/15/06........................       325,594
          586,000 United States Treasury Notes
                   4.375%, 05/15/07........................       620,542
          246,000 United States Treasury Notes
                   3.250%, 08/15/07........................       250,929
        1,432,000 United States Treasury Notes
                   3.000%, 11/15/07........................     1,444,306
          499,227 United States Treasury Notes
                   4.250%, 01/15/10........................       580,391
          803,618 United States Treasury Notes
                   3.000%, 07/15/12........................       876,069
          428,000 United States Treasury Notes
                   3.875%, 02/15/13........................       418,972
                                                            -------------
                                                               10,611,599
                                                            -------------

                  YANKEE--0.9%
          200,000 Coca-Cola HBC Finance BV (144A)
                   5.125%, 09/17/13........................       200,515
           52,000 Deutsche Telekom International Finance BV
                   8.750%, 06/15/30 (b)....................        66,426
          170,000 France Telecom S.A. 9.750%, 03/01/31 (d).       225,875
          350,000 Hydro Quebec 6.300%, 05/11/11............       394,733
          355,000 Republic of Italy 4.625%, 06/15/05.......       368,993
           95,000 State of Israel 4.625%, 06/15/13.........        90,392
          223,000 Telecom Italia Capital (144A)
                   5.250%, 11/15/13........................       223,444
           56,000 United Mexican States 8.125%, 12/30/19...        62,580
           39,000 United Mexican States 8.000%, 09/24/22...        42,666
                                                            -------------
                                                                1,675,624
                                                            -------------
                  Total Bonds & Notes
                   (Identified Cost $64,141,058)...........    65,535,480
                                                            -------------

      PREFERRED STOCKS--0.4%
        SHARES
      -------------------------------------------------------------------

                  COMMUNICATION EQUIPMENT--0.1%
            4,800 Motorola, Inc............................       208,464
                                                            -------------

                  DIVERSIFIED FINANCIAL SERVICES--0.2%
          300,000 RBS Capital Trust II 12/29/49............       303,203
                                                            -------------

                  INSURANCE--0.1%
            6,900 The Chubb Corp...........................       197,064
                                                            -------------
                  Total Preferred Stocks
                   (Identified Cost $659,619)..............       708,731
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

SHORT TERM INVESTMENTS--2.8%


           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--2.8%
        $4,952,000 Federal Home Loan Bank 0.750%, 01/02/04 $  4,951,897
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $4,951,897)..........    4,951,897
                                                           ------------
                   Total Investments--100.0%
                    (Identified Cost $163,085,498) (a)....  178,169,517
                   Other assets less liabilities..........       13,500
                                                           ------------
                   TOTAL NET ASSETS--100%................. $178,183,017
                                                           ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-101

METROPOLITAN SERIES FUND

 MFS TOTAL RETURN PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value........................            $178,169,517
      Cash........................................                     896
      Receivable for:
       Securities sold............................                 875,267
       Fund shares sold...........................                 272,365
       Dividends and interest.....................                 903,496
       Foreign taxes..............................                   2,662
                                                              ------------
      Total Assets................................             180,224,203
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  415,881
       Securities purchased.......................  1,430,124
       Withholding taxes..........................        663
      Accrued expenses:
       Management fees............................     73,823
       Service and distribution fees..............      6,504
       Deferred trustees fees.....................     72,577
       Other expenses.............................     41,614
                                                   ----------
        Total Liabilities.........................               2,041,186
                                                              ------------
    NET ASSETS....................................            $178,183,017
                                                              ============
      Net assets consist of:
       Capital paid in............................            $167,110,176
       Undistributed net investment income........               4,237,269
       Accumulated net realized gains (losses)....              (8,249,102)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              15,084,674
                                                              ------------
    NET ASSETS....................................            $178,183,017
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($148,600,540 divided by 1,075,785
     shares outstanding)..........................            $     138.13
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($29,582,477 divided by 216,039 shares
     outstanding).................................            $     136.93
                                                              ============
    Identified cost of investments................            $163,085,498
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 1,994,066 (a)
      Interest................................                3,077,818
                                                            -----------
                                                              5,071,884
    EXPENSES
      Management fees......................... $   782,221
      Service and distribution fees--Class B..      49,872
      Directors' fees and expenses............      28,988
      Custodian...............................     182,702
      Audit and tax services..................      25,871
      Legal...................................       4,766
      Printing................................      48,002
      Insurance...............................       3,389
      Miscellaneous...........................       3,828
                                               -----------
      Total expenses before reductions........   1,129,639
      Expense reductions......................      (2,992)   1,126,647
                                               -----------  -----------
    NET INVESTMENT INCOME                                     3,945,237
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    (339,263)
      Foreign currency transactions--net......      (3,227)    (342,490)
                                               -----------  -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  21,451,397
      Foreign currency transactions--net......         113   21,451,510
                                               -----------  -----------
    Net gain (loss)...........................               21,109,020
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $25,054,257
                                                            ===========

(a)Net of foreign taxes of $11,994.

                See accompanying notes to financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2003          2002
                                                                      ------------  ------------
FROM OPERATIONS
  Net investment income.............................................. $  3,945,237  $  4,422,699
  Net realized gain (loss)...........................................     (342,490)   (6,511,572)
  Unrealized appreciation (depreciation).............................   21,451,510    (6,243,261)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................   25,054,257    (8,332,134)
                                                                      ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..........................................................   (1,922,001)   (5,014,016)
    Class B..........................................................     (150,380)            0
                                                                      ------------  ------------
                                                                        (2,072,381)   (5,014,016)
                                                                      ------------  ------------
   Net realized gain
    Class A..........................................................            0   (12,382,643)
                                                                      ------------  ------------
                                                                                 0   (12,382,643)
                                                                      ------------  ------------
  TOTAL DISTRIBUTIONS................................................   (2,072,381)  (17,396,659)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS.   14,940,905     8,273,208
                                                                      ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS............................   37,922,781   (17,455,585)

NET ASSETS
  Beginning of the period............................................  140,260,236   157,715,821
                                                                      ------------  ------------
  End of the period.................................................. $178,183,017  $140,260,236
                                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................. $  4,237,269  $  2,064,050
                                                                      ============  ============

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2003       DECEMBER 31, 2002
                                                               ----------------------  ----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  ------------
CLASS A
  Sales.......................................................  227,526  $ 28,650,149   223,239  $ 28,267,243
  Reinvestments...............................................   16,178     1,922,001   130,817    17,396,659
  Redemptions................................................. (278,592)  (34,761,363) (354,717)  (44,548,732)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................  (34,888) $ (4,189,213)     (661) $  1,115,170
                                                               ========  ============  ========  ============
CLASS B
  Sales.......................................................  211,508  $ 26,485,343    60,475  $  7,188,238
  Reinvestments...............................................    1,274       150,380         0             0
  Redemptions.................................................  (56,974)   (7,505,605)     (244)      (30,200)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................  155,808  $ 19,130,118    60,231  $  7,158,038
                                                               ========  ============  ========  ============
  Increase (decrease) derived from capital share transactions.  120,920  $ 14,940,905    59,570  $  8,273,208
                                                               ========  ============  ========  ============

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002      2001      2000      1999
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     3.30      3.89      4.60      6.49      6.98
  Net realized and unrealized gain (loss) on
   investments..........................................    16.79    (10.18)   (11.61)   (12.98)    13.48
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................    20.09     (6.29)    (7.01)    (6.49)    20.46
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (1.79)    (4.47)    (6.60)     0.00     (6.83)
  Distributions from net realized capital gains.........     0.00    (11.33)   (30.39)    (4.41)   (24.57)
                                                         --------  --------  --------  --------  --------
  Total Distributions...................................    (1.79)   (15.80)   (36.99)    (4.41)   (31.40)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 138.13  $ 119.83  $ 141.92  $ 185.92  $ 196.82
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................     17.0      (5.4)     (3.8)     (3.4)     10.0
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.69      0.66      0.63      0.58      0.58
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.69        --        --        --        --
Ratio of net investment income to average net assets (%)     2.55      2.98      2.96      3.14      3.16
Portfolio turnover rate (%).............................       62        91       160        48        49
Net assets, end of year (000)........................... $148,601  $133,092  $157,716  $181,270  $218,881

                                                                   CLASS B
                                                         -----------------------
                                                                      MAY 1, 2002(A)
                                                          YEAR ENDED     THROUGH
                                                         DECEMBER 31,  DECEMBER 31,
                                                             2003          2002
                                                         ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $119.01       $129.24
                                                           -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      2.53          0.99
  Net realized and unrealized gain (loss) on
   investments..........................................     17.11        (11.22)
                                                           -------       -------
  Total from investment operations......................     19.64        (10.23)
                                                           -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (1.72)         0.00
  Distributions from net realized capital gains.........      0.00          0.00
                                                           -------       -------
  Total Distributions...................................     (1.72)         0.00
                                                           -------       -------
NET ASSET VALUE, END OF PERIOD..........................   $136.93       $119.01
                                                           =======       =======
TOTAL RETURN (%)........................................      16.7          (7.9)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................      0.94          0.91 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................      0.94            --
Ratio of net investment income to average net assets (%)      2.30          2.75 (c)
Portfolio turnover rate (%).............................        62            91
Net assets, end of year (000)...........................   $29,582       $ 7,168

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--61.9% OF TOTAL NET ASSETS


                                                               VALUE
         SHARES                                               (NOTE 1)
      -----------------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.7%
           143,800 United Technologies Corp............... $    13,627,926
                                                           ---------------

                   AIR FREIGHT & COURIERS--0.2%
           116,100 Expeditors International of Washington,
                    Inc. (c)..............................       4,372,326
                                                           ---------------

                   BEVERAGES--0.7%
           290,200 The Coca-Cola Co.......................      14,727,650
                                                           ---------------

                   BIOTECHNOLOGY--1.2%
           266,100 Amgen, Inc. (b)........................      16,444,980
           121,900 Gilead Sciences, Inc. (b)..............       7,087,266
                                                           ---------------
                                                                23,532,246
                                                           ---------------

                   CAPITAL MARKETS--2.1%
           482,600 Ameritrade Holding Corp. (b)...........       6,790,182
           123,000 Franklin Resources, Inc................       6,403,380
           211,400 Lehman Brothers Holdings, Inc..........      16,324,308
           205,100 Merrill Lynch & Co., Inc...............      12,029,115
                                                           ---------------
                                                                41,546,985
                                                           ---------------

                   CHEMICALS--2.0%
           226,200 E. I. du Pont de Nemours & Co..........      10,380,318
           505,800 Praxair, Inc...........................      19,321,560
           222,000 The Dow Chemical Co....................       9,228,540
                                                           ---------------
                                                                38,930,418
                                                           ---------------

                   COMMERCIAL BANKS--2.0%
           194,800 Bank of America Corp...................      15,667,764
           277,000 Wachovia Corp..........................      12,905,430
           172,300 Wells Fargo & Co.......................      10,146,747
                                                           ---------------
                                                                38,719,941
                                                           ---------------

                   COMMERCIAL SERVICES & SUPPLIES--0.1%
               316 Anacomp, Inc. (b)......................               3
           115,600 Cendant Corp. (b)......................       2,574,412
                                                           ---------------
                                                                 2,574,415
                                                           ---------------

                   COMMUNICATION EQUIPMENT--1.3%
         1,088,400 Cisco Systems, Inc. (b)................      26,437,236
                                                           ---------------

                   COMPUTER & PERIPHERALS--2.2%
           529,700 Dell, Inc. (b).........................      17,988,612
           399,000 EMC Corp...............................       5,155,080
           609,214 Hewlett-Packard Co.....................      13,993,646
           333,800 Seagate Technology.....................       6,308,820
                                                           ---------------
                                                                43,446,158
                                                           ---------------

                   CONSUMER FINANCE--1.4%
           398,400 American Express Co....................      19,214,832
           236,600 SLM Corp...............................       8,915,088
                                                           ---------------
                                                                28,129,920
                                                           ---------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------------

                      DIVERSIFIED FINANCIAL SERVICES--1.8%
           728,370    Citigroup, Inc......................... $    35,355,080
                                                              ---------------

                      DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
           836,400    SBC Communications, Inc................      21,804,948
           318,400    Verizon Communications, Inc............      11,169,472
                                                              ---------------
                                                                   32,974,420
                                                              ---------------

                      ELECTRICAL EQUIPMENT--0.3%
           264,000    American Power Conversion Corp.........       6,454,800
                                                              ---------------

                      ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
           373,900    Agilent Technologies, Inc. (b) (c).....      10,932,836
                                                              ---------------

                      ENERGY EQUIPMENT & SERVICES--1.1%
           379,600    Halliburton Co.........................       9,869,600
           272,700    Nabors Industries, Ltd. (b)............      11,317,050
                                                              ---------------
                                                                   21,186,650
                                                              ---------------

                      FOOD & STAPLES RETAILING--0.4%
           142,100    Wal-Mart Stores, Inc...................       7,538,405
                                                              ---------------

                      FOOD PRODUCTS--0.2%
           113,000    Dean Foods Co. (b).....................       3,714,310
                                                              ---------------

                      FOREST PRODUCTS & PAPER--0.7%
           320,400    International Paper Co.................      13,812,444
                                                              ---------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
           295,200    Baxter International, Inc..............       9,009,504
           322,900    Becton, Dickinson & Co.................      13,284,106
           158,300    Medtronic, Inc.........................       7,694,963
                                                              ---------------
                                                                   29,988,573
                                                              ---------------

                      HEALTH CARE PROVIDERS & SERVICES--0.6%
           447,300    Caremark Rx, Inc. (b) (c)..............      11,330,109
                                                              ---------------

                      HOTELS, RESTAURANTS & LEISURE--1.7%
           357,600    International Game Technology (b) (c)..      12,766,320
           831,600    McDonald's Corp........................      20,648,628
                                                              ---------------
                                                                   33,414,948
                                                              ---------------

                      HOUSEHOLD PRODUCTS--0.8%
           159,200    The Procter & Gamble Co................      15,900,896
                                                              ---------------

                      IT SERVICES--0.6%
           474,900    Accenture, Ltd. (Class A) (b)..........      12,499,368
                                                              ---------------

                      INDUSTRIAL CONGLOMERATES--2.5%
           842,630    General Electric Co....................      26,104,677
           872,300    Tyco International, Ltd................      23,115,950
                                                              ---------------
                                                                   49,220,627
                                                              ---------------

                      INSURANCE--3.6%
           502,400    American International Group, Inc......      33,299,072
           311,200    Hartford Financial Services Group, Inc.      18,370,136
           549,669    Willis Group Holdings, Ltd. (c)........      18,727,223
                                                              ---------------
                                                                   70,396,431
                                                              ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                           (NOTE 1)
        ---------------------------------------------------------------

                    INTERNET & CATALOG RETAIL--1.3%
            742,300 InterActiveCorp (b) (c)............ $    25,186,239
                                                        ---------------

                    INTERNET SOFTWARE & SERVICES--0.3%
            144,300 Yahoo!, Inc. (b)...................       6,518,031
                                                        ---------------

                    MACHINERY--0.3%
             91,300 ITT Industries, Inc................       6,775,373
                                                        ---------------

                    MEDIA--4.6%
            701,000 Comcast Corp. (Special Class A) (b)      21,927,280
            985,969 Hughes Electronics Corp. (b).......      16,317,788
            530,800 The News Corp., Ltd. (ADR) (b) (c).      19,161,880
            881,300 The Walt Disney Co.................      20,560,729
            704,800 Time Warner, Inc. (b)..............      12,679,352
                                                        ---------------
                                                             90,647,029
                                                        ---------------

                    METALS & MINING--1.1%
            433,290 Newmont Mining Corp................      21,062,227
                                                        ---------------

                    MULTILINE RETAIL--0.2%
            112,300 Federated Department Stores, Inc...       5,292,699
                                                        ---------------

                    OIL & GAS--3.3%
            252,900 Burlington Resources, Inc..........      14,005,602
            213,300 EOG Resources, Inc.................       9,848,061
            657,200 Exxon Mobil Corp...................      26,945,200
            148,000 Newfield Exploration Co. (b).......       6,591,920
            253,200 XTO Energy, Inc. (c)...............       7,165,560
                                                        ---------------
                                                             64,556,343
                                                        ---------------

                    PAPER & FOREST PRODUCTS--0.7%
            232,500 Weyerhaeuser Co....................      14,880,000
                                                        ---------------

                    PHARMACEUTICALS--4.7%
            244,400 Abbott Laboratories................      11,389,040
             73,300 Eli Lilly & Co.....................       5,155,189
            197,100 Johnson & Johnson..................      10,182,186
            534,000 Novartis AG (ADR)..................      24,505,260
            863,525 Pfizer, Inc........................      30,508,338
            254,900 Wyeth..............................      10,820,505
                                                        ---------------
                                                             92,560,518
                                                        ---------------

                    SEMICONDUCTORS & EQUIPMENT--4.5%
            215,700 Broadcom Corp. (Class A) (b) (c)...       7,353,213
          1,186,700 Intel Corp.........................      38,211,740
            208,800 National Semiconductor Corp. (b)...       8,228,808
          1,253,812 Taiwan Semiconductor Manufacturing
                     Co., Ltd. (ADR) (b)...............      12,839,035
            528,500 Teradyne, Inc. (b) (c).............      13,450,325
            296,900 Texas Instruments, Inc.............       8,722,922
                                                        ---------------
                                                             88,806,043
                                                        ---------------

                                                               VALUE
         SHARES                                               (NOTE 1)
      --------------------------------------------------------------------

                   SOFTWARE--2.2%
         1,278,900 Microsoft Corp......................... $    35,220,906
           184,100 SAP AG (ADR) (c).......................       7,651,196
                                                           ---------------
                                                                42,872,102
                                                           ---------------

                   SPECIALTY RETAIL--3.0%
           182,400 Bed Bath & Beyond, Inc. (b)............       7,907,040
           135,100 CarMax, Inc. (b).......................       4,178,643
           267,100 Lowe's Cos., Inc.......................      14,794,669
           545,700 Staples, Inc. (b)......................      14,897,610
           469,300 The Home Depot, Inc....................      16,655,457
                                                           ---------------
                                                                58,433,419
                                                           ---------------

                   TEXTILES, APPARELS & LUXURY GOODS--0.9%
           252,300 NIKE, Inc. (Class B)...................      17,272,458
                                                           ---------------

                   THRIFTS & MORTGAGE FINANCE--0.6%
           169,800 Federal National Mortgage Association..      12,745,188
                                                           ---------------

                   TOBACCO--1.2%
           427,000 Altria Group, Inc......................      23,237,340
                                                           ---------------

                   WIRELESS TELECOMMUNICATION SERVICES--1.0%
           793,100 Vodafone Group, Plc. (ADR).............      19,859,224
                                                           ---------------
                   Total Common Stocks
                    (Identified Cost $1,015,762,541)......   1,221,469,351
                                                           ---------------

      BONDS & NOTES--35.9%
          FACE
         AMOUNT
      --------------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.5%
      $  1,100,000 L-3 Communications Holdings, Inc.
                    7.625%, 06/15/12......................       1,192,125
           750,000 Lockheed Martin Corp. 8.500%, 12/01/29.         982,780
         2,200,000 Raytheon Co. 4.850%, 01/15/11..........       2,202,906
         2,965,566 Systems 2001 Asset Trust, L.L.C. (144A)
                    6.664%, 09/15/13......................       3,277,543
         1,525,000 The Boeing Co. 8.750%, 08/15/21........       1,938,005
                                                           ---------------
                                                                 9,593,359
                                                           ---------------

                   AGRICULTURAL MACHINERY--0.1%
         1,025,000 Case New Holland, Inc. (144A)
                    9.250%, 08/01/11......................       1,148,000
                                                           ---------------

                   AIRLINES--0.2%
         1,585,842 Continental Airlines, Inc.
                    7.707%, 10/02/22......................       1,606,974
           500,669 Continental Airlines, Inc.
                    6.703%, 12/15/22......................         489,922
         1,675,000 Delta Airlines, Inc. 6.417%, 07/02/12..       1,795,354
                                                           ---------------
                                                                 3,892,250
                                                           ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 ASSET BACKED--1.2%
    $    766,155 Ace Securities Corp.,
                  2.390%, 08/25/30 (d)...................... $       763,235
          23,718 Centex Home Equity Loan Trust
                  2.430%, 02/25/18 (d)......................          23,724
       1,375,000 Centex Home Equity Loan Trust
                  4.241%, 06/25/33 (d)......................       1,416,005
       2,900,000 Citibank Credit Card Issuance Trust
                  7.450%, 09/15/07..........................       3,136,198
          75,000 Countrywide Asset-Backed Certificates
                  2.270%, 12/25/31 (d)......................          74,700
         200,000 Distribution Financial Services Trust
                  5.670%, 01/17/17..........................         206,150
       1,425,000 Fleet Commercial Loan Master, L.L.C. (144A)
                  2.030%, 11/16/09 (d)......................       1,422,293
         125,000 Ford Credit Auto Owner Trust
                  4.790%, 11/15/06..........................         128,903
       1,228,247 GE Business Loan Trust (144A)
                  2.463%, 04/15/31 (d)......................       1,228,247
       1,175,000 Healthcare Finance Group, Inc. (144A)
                  2.220%, 06/05/07 (d)......................       1,152,181
         550,000 Healthcare Finance Group, Inc. (144A)
                  2.420%, 06/05/07 (d)......................         547,624
         634,264 Hedged Mutual Fund Fee Trust (144A)
                  5.220%, 11/30/10 (d)......................         634,264
       3,325,000 MBNA Credit Card Master Note Trust
                  6.550%, 12/15/08..........................       3,597,721
       1,425,000 Option One Mortgage Loan Trust
                  2.841%, 04/25/33 (d)......................       1,441,591
       1,375,000 Option One Mortgage Loan Trust
                  2.791%, 07/25/33 (d)......................       1,387,068
          47,947 Residential Asset Securities Corp.
                  5.751%, 03/25/27..........................          47,979
       1,575,000 Residential Asset Securities Corp.
                  2.891%, 01/25/33 (d)......................       1,590,654
       1,125,000 Residential Asset Securities Corp.
                  2.363%, 01/25/34 (d)......................       1,125,000
       1,425,000 Structured Asset Investment Loan Trust
                  3.091%, 04/25/33 (d)......................       1,422,150
       1,925,000 Structured Asset Securities Corp.
                  2.241%, 06/25/32 (d)......................       1,909,582
                                                             ---------------
                                                                  23,255,269
                                                             ---------------

                 AUTO PARTS--0.2%
         500,000 ArvinMeritor, Inc. 8.750%, 03/01/12........         572,500
         100,000 Briggs & Stratton Corp. 8.875%, 03/15/11...         117,500
         975,000 Dana Corp. 9.000%, 08/15/11 (c)............       1,174,875
       1,500,000 TRW Automotive, Inc. 9.375%, 02/15/13......       1,713,750
                                                             ---------------
                                                                   3,578,625
                                                             ---------------

                 AUTOMOBILES--0.3%
         750,000 AutoNation, Inc. 9.000%, 08/01/08..........         860,625
       1,350,000 DaimlerChrysler North America Holding Corp.
                  8.500%, 01/18/31..........................       1,612,958
         625,000 Ford Motor Co. 7.450%, 07/16/31............         631,576
       2,975,000 General Motors Corp. 8.250%, 07/15/23......       3,377,842
                                                             ---------------
                                                                   6,483,001
                                                             ---------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 BIOTECHNOLOGY--0.0%
    $    300,000 Bio-Rad Laboratories, Inc.
                  7.500%, 08/15/13.......................... $       330,000
                                                             ---------------

                 BUILDING & CONSTRUCTION--0.3%
       1,150,000 Beazer Homes USA, Inc.
                  8.375%, 04/15/12..........................       1,267,875
       1,775,000 Centex Corp. 4.750%, 01/15/08..............       1,831,349
         975,000 D.R. Horton, Inc. 8.500%, 04/15/12.........       1,101,750
       1,350,000 Pulte Homes, Inc. 6.375%, 05/15/33.........       1,314,086
                                                             ---------------
                                                                   5,515,060
                                                             ---------------

                 BUSINESS SERVICES--0.1%
       1,725,000 Unisys Corp. 6.875%, 03/15/10..............       1,867,313
                                                             ---------------

                 CHEMICALS--0.3%
       1,075,000 Equistar Chemical Funding
                  10.125%, 09/01/08.........................       1,177,125
         750,000 FMC Corp. 10.250%, 11/01/09................         877,500
         675,000 ISP Chemco, Inc. 10.250%, 07/01/11.........         759,375
       1,025,000 Lyondell Chemical Co. 9.625%, 05/01/07.....       1,086,500
       1,325,000 Morton International, Inc.
                  9.650%, 06/01/20 (d)......................       1,761,546
                                                             ---------------
                                                                   5,662,046
                                                             ---------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--3.2%
       2,839,616 Bear Stearns Commercial Mortgage
                  Securities, Inc. 6.080%, 02/15/35.........       3,064,795
       2,379,819 Bear Stearns Commercial Mortgage
                  Securities, Inc. 5.920%, 10/15/36.........       2,587,141
       2,252,515 Chase Commercial Mortgage Securities
                  Corp. 6.025%, 11/18/30....................       2,398,717
       4,575,000 Commercial Mortgage Acceptance Corp. (144A)
                  6.230%, 07/15/31..........................       3,952,342
       1,925,000 Countrywide Asset-Backed Certificates
                  2.770%, 03/26/33 (d)......................       1,943,909
       1,422,873 Countrywide Home Loans, Inc.
                  4.676%, 02/19/34 (d)......................       1,422,873
       2,699,180 GGP Mall Properties Trust
                  5.558%, 11/15/11..........................       2,866,407
          44,079 IMPAC CMB Trust 3.341%, 06/25/32 (d).......          43,806
          99,297 IMPAC CMB Trust 1.601%, 03/25/33 (d).......          99,527
         999,691 IMPAC CMB Trust 2.891%, 08/25/33 (d).......       1,008,794
       6,869,000 J.P. Morgan Commercial Mortgage Finance
                  Corp. 7.238%, 09/15/29....................       7,835,560
       2,086,875 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.180%, 10/15/35.....................       2,242,667
         175,000 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.658%, 10/15/35 (d).................         195,983
         126,803 LB Commercial Conduit Mortgage Trust
                  7.105%, 10/15/32..........................         136,899
       1,600,000 LB-UBS Commercial Mortgage Trust
                  5.934%, 12/15/25..........................       1,745,986
       4,412,594 LB-UBS Commercial Mortgage Trust (144A)
                  6.155%, 07/14/16..........................       4,759,383

 See accompanying notes to statement of investments and financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
  ---------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
  $    197,941 Morgan Stanley Capital I, Inc.
                6.190%, 03/15/30............................. $       201,024
       811,205 Morgan Stanley Capital I, Inc.
                6.340%, 07/15/30.............................         855,094
       225,000 Morgan Stanley Capital I, Inc.
                6.630%, 07/15/30.............................         252,299
     1,956,133 Morgan Stanley Capital I, Inc.
                5.910%, 11/15/31.............................       2,080,469
       175,000 Morgan Stanley Capital I, Inc.
                7.000%, 02/15/33.............................         198,881
     4,120,450 NationsLink Funding Corp.
                6.001%, 08/20/30 (d).........................       4,341,381
     5,800,000 NationsLink Funding Corp. (Class E)
                7.105%, 08/20/30.............................       6,238,585
       225,000 Principal Residential Mortgage Capital (144A)
                5.500%, 06/20/04.............................         227,813
       150,000 Principal Residential Mortgage Capital (144A)
                4.550%, 12/20/04.............................         151,425
     3,170,000 Salomon Brothers Mortgage Securities VII, Inc.
                (144A) 6.134%, 02/18/34......................       3,432,487
     1,556,750 Structured Asset Securities Corp.
                6.790%, 10/12/34.............................       1,585,534
     4,225,000 Washington Mutual, Inc.
                3.423%, 05/25/33 (d).........................       4,246,265
     2,700,000 Washington Mutual, Inc.
                3.695%, 06/25/33 (d).........................       2,668,297
                                                              ---------------
                                                                   62,784,343
                                                              ---------------

               COMPUTERS & BUSINESS EQUIPMENT--0.2%
     3,025,000 Hewlett-Packard Co. 3.625%, 03/15/08 (c)......       3,030,139
       950,000 Seagate Technology HDD Holdings
                8.000%, 05/15/09.............................       1,023,625
                                                              ---------------
                                                                    4,053,764
                                                              ---------------

               CONGLOMERATES--0.1%
     2,450,000 General Electric Co. 5.000%, 02/01/13.........       2,477,771
                                                              ---------------

               CONTAINERS & GLASS--0.1%
       675,000 Anchor Glass Container Corp.
                11.000%, 02/15/13............................         783,000
       725,000 Ball Corp. 6.875%, 12/15/12...................         757,625
       350,000 Owens-Brockway Glass Container, Inc.
                7.750%, 05/15/11.............................         375,812
       675,000 Packaging Corp. of America
                4.375%, 08/01/08.............................         675,671
                                                              ---------------
                                                                    2,592,108
                                                              ---------------

               ELECTRICAL EQUIPMENT--0.1%
     1,050,000 Ametek, Inc. 7.200%, 07/15/08.................       1,149,435
       225,000 Rayovac Corp. 8.500%, 10/01/13................         238,500
       550,000 Thomas & Betts Corp. 7.250%, 06/01/13.........         566,500
                                                              ---------------
                                                                    1,954,435
                                                              ---------------

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   ELECTRICAL UTILITIES--0.4%
      $  1,200,000 Dominion Resources, Inc.
                    8.125%, 06/15/10..................... $     1,439,460
         1,675,000 DTE Energy Co. 6.450%, 06/01/06.......       1,810,575
         1,825,000 Entergy Gulf States Inc. (144A)
                    3.600%, 06/01/08.....................       1,759,150
           100,000 Ohio Power Co. 6.750%, 07/01/04.......         102,612
         2,000,000 Progress Energy, Inc. 7.100%, 03/01/11       2,253,248
                                                          ---------------
                                                                7,365,045
                                                          ---------------

                   ELECTRONICS--0.1%
           475,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13.....................         509,438
           700,000 PerkinElmer, Inc. 8.875%, 01/15/13....         801,500
                                                          ---------------
                                                                1,310,938
                                                          ---------------

                   ENERGY--0.0%
           625,000 Massey Energy Co. (144A)
                    6.625%, 11/15/10.....................         640,625
                                                          ---------------

                   ENVIRONMENTAL CONTROL--0.1%
           775,000 Allied Waste North America, Inc.
                    10.000%, 08/01/09 (c)................         837,000
           450,000 Waste Management, Inc.
                    6.875%, 05/15/09.....................         503,002
                                                          ---------------
                                                                1,340,002
                                                          ---------------

                   FEDERAL AGENCIES--14.4%
        14,425,000 Federal Home Loan Mortgage Corp.
                    3.625%, 09/15/08 (c).................      14,520,450
            74,432 Federal National Mortgage Association
                    7.250%, 09/01/07.....................          78,152
           404,546 Federal National Mortgage Association
                    7.000%, 12/01/07.....................         424,383
           192,527 Federal National Mortgage Association
                    8.000%, 06/01/08.....................         206,758
           245,477 Federal National Mortgage Association
                    8.500%, 02/01/09.....................         264,495
             8,734 Federal National Mortgage Association
                    9.000%, 04/01/16.....................           9,630
         3,592,584 Federal National Mortgage Association
                    6.500%, 12/01/29 (d).................       3,761,004
         6,975,000 Federal National Mortgage Association
                    7.250%, 05/15/30 (c).................       8,517,138
         5,125,000 Federal National Mortgage Association
                    4.500%, TBA..........................       5,129,807
        35,675,000 Federal National Mortgage Association
                    5.000%, TBA..........................      36,071,208
        45,250,000 Federal National Mortgage Association
                    5.500%, TBA..........................      46,076,613
        57,975,000 Federal National Mortgage Association
                    6.000%, TBA..........................      60,206,818
        40,600,000 Federal National Mortgage Association
                    6.500%, TBA..........................      42,558,551
         3,175,000 Federal National Mortgage Association
                    7.000%, TBA..........................       3,361,531

 See accompanying notes to statement of investments and financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
     -------------------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
     $  1,125,000    Federal National Mortgage Association
                      7.500%, TBA............................. $     1,201,993
          376,732    Government National Mortgage Association
                      6.000%, 02/15/09........................         398,669
           62,113    Government National Mortgage Association
                      6.500%, 07/15/14........................          66,217
        1,901,343    Government National Mortgage Association
                      7.500%, 12/15/14........................       2,048,126
        2,195,237    Government National Mortgage Association
                      7.000%, 09/15/31........................       2,340,897
        1,532,590    Government National Mortgage Association
                      7.500%, 03/15/32........................       1,644,992
        2,712,542    Government National Mortgage Association
                      6.000%, 09/20/33........................       2,807,148
       10,796,446    Government National Mortgage Association
                      5.000%, 10/20/33........................      10,685,647
        4,319,594    Government National Mortgage Association
                      6.000%, 10/20/33........................       4,485,152
        5,635,800    Government National Mortgage Association
                      6.000%, 11/20/33........................       5,832,363
       16,025,000    Government National Mortgage Association
                      5.500%, TBA.............................      16,290,406
       10,850,000    Government National Mortgage Association
                      6.500%, TBA.............................      11,433,188
        3,600,000    Government National Mortgage Association
                      7.000%, TBA.............................       3,835,123
                                                               ---------------
                                                                   284,256,459
                                                               ---------------

                     FINANCE & BANKING--2.9%
        2,250,000    AIG SunAmerica Global Financing IX (144A)
                      6.900%, 03/15/32........................       2,572,391
        2,625,000    Bank of America Corp. 7.400%, 01/15/11...       3,078,679
        1,975,000    Bombardier Capital, Inc. (144A)
                      6.125%, 06/29/06........................       2,100,906
        1,750,000    CIT Group, Inc. 4.125%, 02/21/06.........       1,810,914
        3,550,000    EOP Operating, L.P. 7.000%, 07/15/11.....       4,005,863
        2,500,000    ERAC USA Finance Co. (144A)
                      6.625%, 02/15/05........................       2,616,450
          400,000    ERAC USA Finance Co. (144A)
                      8.250%, 05/01/05........................         431,445
          850,000    ERAC USA Finance Co. (144A)
                      6.625%, 05/15/06........................         919,994
          525,000    ERAC USA Finance Co. (144A)
                      7.350%, 06/15/08........................         599,819
          800,000    First National Bank of Boston
                      7.375%, 09/15/06........................         898,653
        6,450,000    Ford Motor Credit Co. 7.375%, 10/28/09...       7,083,138
        2,300,000    General Electric Capital Corp.
                      6.125%, 02/22/11........................       2,530,267
        3,200,000    General Electric Capital Corp.
                      6.750%, 03/15/32........................       3,542,787
        3,575,000    General Motors Acceptance Corp.
                      6.125%, 02/01/07........................       3,844,616
        1,600,000    Household Finance Corp.
                      6.375%, 10/15/11........................       1,761,894

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
     $  4,325,000 Household Finance Corp.
                   6.375%, 11/27/12....................... $     4,744,759
        1,650,000 International Lease Finance Corp.
                   4.375%, 12/15/05.......................       1,712,598
        1,350,000 International Lease Finance Corp.
                   5.750%, 02/15/07.......................       1,460,458
        3,575,000 MBNA Corp. 5.625%, 11/30/07.............       3,825,307
          500,000 Merry Land & Investments, Inc.
                   7.250%, 06/15/05.......................         536,443
        2,450,000 Simon Property Group, L.P.
                   7.375%, 01/20/06.......................       2,690,556
        1,750,000 Sprint Capital Corp. 8.750%, 03/15/32...       2,067,432
          975,000 Union Planters Bank 5.125%, 06/15/07....       1,038,575
        1,000,000 Union Planters Corp. 4.375%, 12/01/10...         995,888
                                                           ---------------
                                                                56,869,832
                                                           ---------------

                  FOOD & BEVERAGES--0.1%
        1,300,000 Bottling Group, L.L.C. 2.450%, 10/16/06.       1,294,238
          975,000 Dean Foods Co. 8.150%, 08/01/07.........       1,077,375
                                                           ---------------
                                                                 2,371,613
                                                           ---------------

                  FOREST PRODUCTS & PAPER--0.4%
          500,000 Boise Cascade Co. 6.500%, 11/01/10......         521,580
        1,000,000 Georgia-Pacific Corp. 8.875%, 02/01/10..       1,140,000
          700,000 International Paper Co. 4.250%, 01/15/09         702,869
        1,000,000 International Paper Co.
                   5.850%, 10/30/12 (d)...................       1,041,827
        3,425,000 Weyerhaeuser Co. 6.000%, 08/01/06.......       3,667,480
                                                           ---------------
                                                                 7,073,756
                                                           ---------------

                  GAS & OIL--0.3%
        1,400,000 Devon Energy Corp. 7.950%, 04/15/32.....       1,688,067
        2,750,000 Pemex Project Funding Master Trust
                   7.375%, 12/15/14.......................       2,935,625
          600,000 The Premcor Refining Group, Inc.
                   9.250%, 02/01/10.......................         672,000
        1,275,000 Valero Energy Corp. 7.375%, 03/15/06....       1,398,602
                                                           ---------------
                                                                 6,694,294
                                                           ---------------

                  GAS & PIPELINE UTILITIES--0.1%
        1,075,000 El Paso Production Holding Co. (144A)
                   7.750%, 06/01/13.......................       1,058,875
          575,000 Plains All American Pipeline, L.P.
                   7.750%, 10/15/12.......................         663,406
                                                           ---------------
                                                                 1,722,281
                                                           ---------------

                  HEALTH CARE--PRODUCTS--0.1%
          725,000 Tenet Healthcare Corp. 6.375%, 12/01/11.         696,000
          750,000 UnitedHealth Group, Inc.
                   7.500%, 11/15/05.......................         823,364
                                                           ---------------
                                                                 1,519,364
                                                           ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  HOTELS & RESTAURANTS--0.2%
     $  1,700,000 John Q Hammons Hotels, L.P.
                   8.875%, 05/15/12........................ $     1,874,250
          525,000 MGM Grand, Inc. 6.875%, 02/06/08.........         560,438
        1,450,000 Park Place Entertainment Corp.
                   7.875%, 03/15/10 (c)....................       1,605,875
          875,000 Starwood Hotels & Resorts Worldwide, Inc.
                   7.875%, 05/01/12 (d)....................         984,375
                                                            ---------------
                                                                  5,024,938
                                                            ---------------

                  INDUSTRIAL MACHINERY--0.0%
          300,000 Terex Corp. 9.250%, 07/15/11.............         330,000
                                                            ---------------

                  INSURANCE--0.3%
        2,665,000 John Hancock Global Funding (144A)
                   7.900%, 07/02/10........................       3,175,656
        1,700,000 Safeco Capital Trust I 8.072%, 07/15/37..       1,926,583
                                                            ---------------
                                                                  5,102,239
                                                            ---------------

                  INVESTMENT BROKERAGE--1.1%
        3,825,000 Citigroup, Inc. 7.250%, 10/01/10.........       4,458,259
        1,425,000 Credit Suisse First Boston (USA), Inc.
                   5.750%, 04/15/07........................       1,544,237
        3,250,000 J.P. Morgan Chase & Co.
                   6.750%, 02/01/11........................       3,664,671
        1,425,000 Lehman Brothers Holdings, Inc.
                   6.250%, 05/15/06........................       1,548,120
          950,000 Merrill Lynch & Co., Inc.
                   4.000%, 11/15/07........................         973,037
        1,150,000 Merrill Lynch & Co., Inc.
                   3.700%, 04/21/08........................       1,157,507
        3,675,000 Morgan Stanley 4.250%, 05/15/10..........       3,669,829
        3,525,000 The Goldman Sachs Group, Inc.
                   6.875%, 01/15/11........................       4,003,018
                                                            ---------------
                                                                 21,018,678
                                                            ---------------

                  LEISURE--0.0%
          550,000 Penn National Gaming Inc. (144A)
                   6.875%, 12/01/11........................         544,500
                                                            ---------------

                  MEDIA--1.0%
        1,875,000 AOL Time Warner, Inc. 6.875%, 05/01/12...       2,109,947
        1,750,000 Clear Channel Communications, Inc.
                   4.625%, 01/15/08........................       1,805,048
           50,000 Clear Channel Communications, Inc.
                   5.750%, 01/15/13........................          52,205
          775,000 Cox Communications, Inc.
                   7.750%, 11/01/10........................         923,226
          250,000 Dex Media West, L.L.C. (144A)
                   8.500%, 08/15/10........................         278,438
        1,000,000 EchoStar DBS Corp. (144A)
                   5.750%, 10/01/08........................       1,011,250
          475,000 Houghton Mifflin Co. 8.250%, 02/01/11....         508,250
        1,025,000 Lamar Media Corp. 7.250%, 01/01/13.......       1,101,875
        2,650,000 News America, Inc. 6.625%, 01/09/08 (c)..       2,947,444

         FACE                                                     VALUE
        AMOUNT                                                   (NOTE 1)
     ------------------------------------------------------------------------

                     MEDIA--(CONTINUED)
     $  1,725,000    TCI Communications, Inc.
                      7.875%, 02/15/26....................... $     2,016,801
        2,100,000    The Walt Disney Co. 6.750%, 03/30/06....       2,284,057
        2,300,000    Thomson Corp. 5.750%, 02/01/08..........       2,493,816
        2,575,000    Time Warner Entertainment Co., L.P.
                      8.375%, 03/15/23.......................       3,190,721
                                                              ---------------
                                                                   20,723,078
                                                              ---------------

                     METALS--0.0%
          625,000    Trimas Corp. 9.875%, 06/15/12...........         651,563
                                                              ---------------

                     MUTUAL FUNDS--0.1%
        1,400,000    Trac-X EM, Ltd. (144A) 6.500%, 12/20/08.       1,425,200
                                                              ---------------

                     RAILROADS & EQUIPMENT--0.1%
        1,825,000    Norfolk Southern Corp. 9.000%, 03/01/21.       2,385,151
                                                              ---------------

                     REAL ESTATE--0.4%
        2,325,000    ERP Operating, L.P. 6.630%, 04/13/05 (d)       2,463,865
          950,000    Host Marriott, L.P. (144A) (REIT)
                      7.125%, 11/01/13.......................         969,000
          900,000    IStar Financial, Inc. (REIT)
                      7.000%, 03/15/08 (d)...................         972,000
        1,225,000    Pan Pacific Retail Properties, Inc.
                      6.125%, 01/15/13.......................       1,273,421
          525,000    Senior Housing Properties Trust (REIT)
                      8.625%, 01/15/12.......................         572,250
        2,000,000    Vornado Realty Trust (REIT)
                      5.625%, 06/15/07.......................       2,135,290
                                                              ---------------
                                                                    8,385,826
                                                              ---------------

                     RETAIL--0.2%
          800,000    Federated Department Stores, Inc.
                      7.000%, 02/15/28.......................         874,154
        1,050,000    J.C. Penney Co., Inc. 8.000%, 03/01/10..       1,203,563
          816,000    Saks, Inc. (144A) 7.000%, 12/01/13......         832,320
        1,375,000    The Kroger Co. 8.000%, 09/15/29.........       1,650,415
                                                              ---------------
                                                                    4,560,452
                                                              ---------------

                     TELECOMMUNICATIONS--0.5%
        3,750,000    AT&T Broadband Corp. 9.455%, 11/15/22...       5,079,229
        1,175,000    AT&T Wireless Services, Inc.
                      8.750%, 03/01/31.......................       1,449,749
        1,625,000    Telus Corp. 7.500%, 06/01/07............       1,818,609
        1,525,000    Verizon Global Funding Corp.
                      6.125%, 06/15/07.......................       1,668,876
          700,000    Verizon Global Funding Corp.
                      7.375%, 09/01/12.......................         811,131
                                                              ---------------
                                                                   10,827,594
                                                              ---------------

                     U.S. TREASURY--3.9%
        7,300,000    United States Treasury Bond Strips
                      Zero Coupon, 08/15/25 (c)..............       2,220,828

 See accompanying notes to statement of investments and financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
   -------------------------------------------------------------------------

                U.S. TREASURY--(CONTINUED)
   $ 10,875,000 United States Treasury Bonds
                 7.250%, 05/15/16 (c)....................... $    13,566,138
      8,475,000 United States Treasury Bonds
                 8.875%, 02/15/19 (c).......................      12,116,606
      2,775,000 United States Treasury Bonds
                 6.250%, 08/15/23 (c).......................       3,162,959
        500,000 United States Treasury Bonds
                 6.750%, 08/15/26 (c).......................         605,117
      1,125,000 United States Treasury Bonds
                 6.250%, 05/15/30 (c).......................       1,298,232
     16,125,000 United States Treasury Notes
                 7.000%, 07/15/06 (c).......................      18,061,887
      2,850,000 United States Treasury Notes
                 5.625%, 05/15/08 (c).......................       3,157,042
     18,850,000 United States Treasury Notes
                 5.000%, 08/15/11 (c).......................      20,172,440
      1,875,000 United States Treasury Notes
                 4.000%, 11/15/12...........................       1,858,594
                                                             ---------------
                                                                  76,219,843
                                                             ---------------

                YANKEE--2.3%
        975,000 Alcan, Inc. 5.200%, 01/15/14................         985,511
        950,000 British Telecommunications, Plc.
                 8.875%, 12/15/30 (d).......................       1,242,224
      1,425,000 Burlington Resources Finance Co.
                 7.400%, 12/01/31...........................       1,686,932
        475,000 Couche-Tard US L.P. (144A)
                 7.500%, 12/15/13...........................         497,563
        700,000 Crown European Holdings S.A.
                 9.500%, 03/01/11...........................         792,750
        975,000 Deutsche Telekom International Finance BV
                 5.250%, 07/22/13...........................         984,964
      1,325,000 Deutsche Telekom International Finance BV
                 9.250%, 06/01/32...........................       1,818,084
        350,000 Eircom Funding, Plc. 8.250%, 08/15/13.......         387,625
      1,350,000 Federative Republic of Brazil
                 9.250%, 10/22/10...........................       1,451,250
        925,000 France Telecom S.A.
                 9.000%, 03/01/11 (d).......................       1,111,001
        350,000 France Telecom S.A.
                 9.750%, 03/01/31 (d).......................         465,036
        100,000 Granite Mortgages, Plc.
                 2.460%, 04/20/42 (d).......................          99,094
      1,250,000 Granite Mortgages, Plc.
                 2.410%, 01/20/43 (d).......................       1,254,750
      1,000,000 Granite Mortgages, Plc.
                 2.610%, 01/20/43 (d).......................       1,000,000
         50,000 Holmes Financing, Plc.
                 1.950%, 07/15/40 (d).......................          50,000
      2,400,000 Hutchison Whampoa International, Ltd. (144A)
                 6.250%, 01/24/14...........................       2,436,917
        100,000 Luscar Coal, Ltd. 9.750%, 10/15/11..........         113,250
      1,425,000 Permanent Financing, Plc.
                 2.230%, 06/10/42 (d).......................       1,427,095

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  YANKEE--(CONTINUED)
     $  1,125,000 Petroleos Mexicanos
                   6.500%, 02/01/05 (d)................... $     1,177,031
        2,100,000 Republic of Chile 5.625%, 07/23/07......       2,247,336
        1,300,000 Republic of Colombia 10.000%, 01/23/12..       1,423,500
        1,025,000 Republic of Malaysia 7.500%, 07/15/11...       1,212,534
          625,000 Republic of Panama 9.625%, 02/08/11.....         721,875
        2,450,000 Republic of South Africa
                   9.125%, 05/19/09.......................       2,946,125
          675,000 Republic of Turkey 9.500%, 01/15/14.....         779,625
        1,375,000 Republic of Venezuela (144A)
                   10.750%, 09/19/13 (c)..................       1,467,813
        1,425,000 Russian Federation 0/5.000%,
                   03/31/30 (e)...........................       1,369,069
        1,900,000 Russian Federation (144A)
                   8.250%, 03/31/10.......................       2,123,250
          625,000 State of Qatar (144A) 9.750%, 06/15/30..         881,250
        1,875,000 Telecom Italia Capital (144A)
                   6.375%, 11/15/33.......................       1,885,564
        1,620,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.650%, 05/15/06.......................       1,755,858
        1,025,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.800%, 05/15/09.......................       1,145,885
          775,000 Telefonos de Mexico S.A. (144A)
                   4.500%, 11/19/08.......................         776,178
          975,000 Tyco International Group S.A.
                   6.375%, 02/15/06.......................       1,038,375
        1,750,000 United Mexican States 8.000%, 09/24/22..       1,914,500
          925,000 United Mexican States 8.300%, 08/15/31..       1,042,937
          975,000 Vivendi Universal S.A. (144A)
                   6.250%, 07/15/08.......................       1,032,281
        1,175,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10       1,392,604
                                                           ---------------
                                                                46,137,636
                                                           ---------------
                  Total Bonds & Notes
                   (Identified Cost $693,527,081).........     709,688,251
                                                           ---------------

     PREFERRED STOCKS--0.0%
        SHARES
     ---------------------------------------------------------------------

                  MEDIA--0.0%
                1 The News Corp., Ltd. (ADR).............. $             3
                                                           ---------------
                  Total Preferred Stocks
                   (Identified Cost $3)...................               3
                                                           ---------------

     WARRANTS--0.0%
     ---------------------------------------------------------------------

                  COMMERCIAL SERVICES & SUPPLIES--0.0%
                1 Anacomp, Inc. (Class B) (b).............               0
                                                           ---------------
                  Total Warrants
                   (Identified Cost $33,141)..............               0
                                                           ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

SHORT TERM INVESTMENTS--13.4%

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          ------------------------------------------------------------

                       COMMERCIAL PAPER--13.4%
          $ 15,054,000 American Express Credit Corp.
                        1.050%, 01/09/04.............. $    15,050,487
            28,835,000 Canadian Imperial Holding, Inc.
                        1.060%, 01/14/04..............      28,823,963
            20,000,000 Canadian Imperial Holding, Inc.
                        1.080%, 02/12/04..............      19,974,800
             8,757,000 Citicorp 1.030%, 01/06/04......       8,755,747
             7,000,000 Citicorp 1.070%, 01/09/04......       6,998,336
            11,729,000 Citicorp 1.080%, 01/16/04......      11,723,722
            30,000,000 E.I. Du Pont de Nemours
                        1.070%, 01/26/04..............      29,977,708
            16,857,000 Household Finance Corp.
                        1.080%, 01/05/04..............      16,854,977
            20,760,000 Household Finance Corp.
                        1.100%, 01/05/04..............      20,757,463
            24,000,000 J.P. Morgan Chase & Co.
                        1.080%, 02/05/04..............      23,974,800

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   COMMERCIAL PAPER--(CONTINUED)
      $ 11,949,000 Merrill Lynch & Co., Inc.
                    1.040%, 01/05/04.................... $    11,947,619
         4,970,000 Merrill Lynch & Co., Inc.
                    1.030%, 01/12/04....................       4,968,436
        20,000,000 Morgan Stanley 1.080%, 01/12/04......      19,993,400
        20,000,000 Morgan Stanley 1.080%, 01/14/04......      19,992,200
        16,653,000 Toronto Dominion Holdings
                    1.080%, 01/23/04....................      16,642,009
         8,815,000 UBS Finance, Inc.
                    1.020%, 01/02/04....................       8,814,750
                                                         ---------------
                                                             265,250,417
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $265,250,417)......     265,250,417
                                                         ---------------
                   Total Investments--111.2%
                    (Identified Cost $1,974,573,183) (a)   2,196,408,022
                   Other assets less liabilities........    (221,732,237)
                                                         ---------------
                   TOTAL NET ASSETS--100%............... $ 1,974,675,785
                                                         ===============

FUTURES CONTRACTS

                                                                                   VALUATION    UNREALIZED
                                                 EXPIRATION NUMBER OF  CONTRACT      AS OF    APPRECIATION/
FUTURES CONTRACTS LONG                              DATE    CONTRACTS   AMOUNT     12/31/03   (DEPRECIATION)
----------------------                           ---------- --------- ----------- ----------- --------------
U.S. Treasury Notes 2 Year Futures.............. 03/30/2004     49    $10,437,998 $10,488,297    $ 50,299

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 5 Year Futures.............. 03/22/2004    (41)     4,563,795   4,576,625     (12,830)
U.S. Treasury Notes 10 Year Futures............. 03/22/2004   (114)    12,774,583  12,798,281     (23,698)
                                                                                                 --------
Net Unrealized Appreciation on Futures Contracts                                                 $ 13,771
                                                                                                 ========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value..................              $2,196,408,022
       Cash..................................                     163,333
       Collateral for securities loaned......                  97,367,428
       Receivable for:
        Securities sold......................                   5,307,886
        Fund shares sold.....................                     271,568
        Dividends and interest...............                   8,651,614
        Foreign taxes........................                      36,181
                                                           --------------
         Total Assets........................               2,308,206,032
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $    481,482
        Securities purchased.................  234,844,928
        Withholding taxes....................       14,241
        Futures variation margin.............       25,331
        Return of collateral for securities
         loaned..............................   97,367,428
       Accrued expenses:
        Management fees......................      722,218
        Service and distribution fees........        6,292
        Other expenses.......................       68,327
                                              ------------
         Total Liabilities...................                 333,530,247
                                                           --------------
     NET ASSETS..............................              $1,974,675,785
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $2,128,163,139
        Undistributed net investment
         income..............................                  25,047,232
        Accumulated net realized gains
         (losses)............................                (400,383,196)
        Unrealized appreciation
         (depreciation) on investments and
         futures contracts...................                 221,848,610
                                                           --------------
     NET ASSETS..............................              $1,974,675,785
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($1,922,066,711 divided by
      127,020,329 shares outstanding)........              $        15.13
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($52,609,074 divided by
      3,482,508 shares outstanding)..........              $        15.11
                                                           ==============
     Identified cost of investments..........              $1,974,573,183
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................               $ 15,125,978(a)
      Interest................................                 30,127,863(b)
                                                             ------------
                                                               45,253,841
    EXPENSES
      Management fees......................... $  7,982,182
      Service and distribution fees--Class E..       41,326
      Directors' fees and expenses............       24,080
      Custodian...............................      389,622
      Audit and tax services..................       25,871
      Legal...................................       75,661
      Printing................................      671,400
      Insurance...............................       51,602
      Miscellaneous...........................       15,273
                                               ------------
      Total expenses before reductions........    9,277,017
      Expense reductions......................     (191,010)    9,086,007
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 36,167,834
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    7,838,811
      Options--net............................      801,284
      Futures contracts--net..................   (1,976,252)    6,663,843
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  296,890,844
      Futures contracts--net..................    1,473,665   298,364,509
                                               ------------  ------------
    Net gain (loss)...........................                305,028,352
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $341,196,186
                                                             ============

(a)Net of foreign taxes of $141,359.
(b)Includes income on securities loaned of $75,117.

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   36,167,834  $   53,378,485
  Net realized gain (loss)..........................................      6,663,843    (263,315,350)
  Unrealized appreciation (depreciation)............................    298,364,509    (106,840,083)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    341,196,186    (316,776,948)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (66,525,086)    (48,581,259)
    Class E.........................................................       (676,434)        (41,450)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (67,201,520)    (48,622,709)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.        278,445    (279,283,294)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    274,273,111    (644,682,951)

NET ASSETS
  Beginning of the period...........................................  1,700,402,674   2,345,085,625
                                                                     --------------  --------------
  End of the period................................................. $1,974,675,785  $1,700,402,674
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   25,047,232  $   54,018,608
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   2,292,007  $  32,056,511    2,641,237  $  36,644,710
  Share issued through acquisition............................   5,044,622     65,515,637            0              0
  Reinvestments...............................................   5,141,042     66,525,086    3,289,185     48,581,259
  Redemptions................................................. (14,637,404)  (200,037,582) (27,906,496)  (376,501,986)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (2,159,733) $ (35,940,348) (21,976,074) $(291,276,017)
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   2,879,558  $  40,159,703    1,059,647  $  14,468,067
  Reinvestments...............................................      52,315        676,434        2,806         41,450
  Redemptions.................................................    (329,053)    (4,617,344)    (184,167)    (2,516,794)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   2,602,820  $  36,218,793      878,286  $  11,992,723
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.     443,087  $     278,445  (21,097,788) $(279,283,294)
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS




                                                                                   -----------

                                                                                   -----------
                                                                                      2003
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    13.07
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.30
  Net realized and unrealized gain (loss) on investments..........................       2.30
                                                                                   ----------
  Total from investment operations................................................       2.60
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.54)
  Distributions from net realized capital gains...................................       0.00
                                                                                   ----------
  Total distributions.............................................................      (0.54)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    15.13
                                                                                   ==========
TOTAL RETURN (%)..................................................................       20.6
Ratio of operating expenses to average net assets before expense reductions (%)...       0.51
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.50
Ratio of net investment income to average net assets (%)..........................       2.00
Portfolio turnover rate (%).......................................................        211
Net assets, end of period (000)................................................... $1,922,067

                                                                                                  CLASS A
                                                                                   -----------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------------
                                                                                      2002        2001        2000
                                                                                   ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    15.51  $    18.38  $    18.27
                                                                                   ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.42        0.49        0.62
  Net realized and unrealized gain (loss) on investments..........................      (2.53)      (1.62)      (0.43)
                                                                                   ----------  ----------  ----------
  Total from investment operations................................................      (2.11)      (1.13)       0.19
                                                                                   ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.33)      (0.78)       0.00
  Distributions from net realized capital gains...................................       0.00       (0.96)      (0.08)
                                                                                   ----------  ----------  ----------
  Total distributions.............................................................      (0.33)      (1.74)      (0.08)
                                                                                   ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    13.07  $    15.51  $    18.38
                                                                                   ==========  ==========  ==========
TOTAL RETURN (%)..................................................................      (13.9)       (6.3)        1.0
Ratio of operating expenses to average net assets before expense reductions (%)...       0.49        0.49        0.46
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.48        0.47        0.46
Ratio of net investment income to average net assets (%)..........................       2.68        2.73        3.26
Portfolio turnover rate (%).......................................................        112         131         131
Net assets, end of period (000)................................................... $1,688,913  $2,345,064  $2,756,922

                                                                                   -----------

                                                                                   -----------
                                                                                      1999
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    18.39
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.59
  Net realized and unrealized gain (loss) on investments..........................       0.96
                                                                                   ----------
  Total from investment operations................................................       1.55
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.60)
  Distributions from net realized capital gains...................................      (1.07)
                                                                                   ----------
  Total distributions.............................................................      (1.67)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    18.27
                                                                                   ==========
TOTAL RETURN (%)..................................................................        8.7
Ratio of operating expenses to average net assets before expense reductions (%)...       0.45
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income to average net assets (%)..........................       3.08
Portfolio turnover rate (%).......................................................        124
Net assets, end of period (000)................................................... $2,874,412

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 13.06  $ 15.51      $16.18
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.41     0.40        0.01
  Net realized and unrealized gain (loss) on investments..........................    2.17    (2.52)      (0.68)
                                                                                   -------  -------      ------
  Total from investment operations................................................    2.58    (2.12)      (0.67)
                                                                                   -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.53)   (0.33)       0.00
  Distributions from net realized capital gains...................................    0.00     0.00        0.00
                                                                                   -------  -------      ------
  Total distributions.............................................................   (0.53)   (0.33)       0.00
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 15.11  $ 13.06      $15.51
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................    20.4    (13.9)       (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.66     0.64        0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.65     0.63        0.62 (c)
Ratio of net investment income to average net assets (%)..........................    1.80     2.53        2.58 (c)
Portfolio turnover rate (%).......................................................     211      112         131
Net assets, end of period (000)................................................... $52,609  $11,490      $   22

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.5%--OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    AIR FREIGHT & COURIERS--1.1%
             81,500 United Parcel Service, Inc. (Class B). $   6,075,825
                                                           -------------

                    BIOTECHNOLOGY--5.3%
            189,690 Amgen, Inc. (b).......................    11,722,842
             45,600 Chiron Corp. (b)......................     2,598,744
            171,250 Genentech, Inc. (b)...................    16,023,863
                                                           -------------
                                                              30,345,449
                                                           -------------

                    CAPITAL MARKETS--2.2%
             54,100 Affiliated Managers Group, Inc. (b)...     3,764,819
            193,300 T. Rowe Price Group, Inc..............     9,164,353
                                                           -------------
                                                              12,929,172
                                                           -------------

                    COMMERCIAL BANKS--0.8%
            157,100 U.S. Bancorp..........................     4,678,438
                                                           -------------

                    COMMUNICATION EQUIPMENT--6.3%
            807,750 Cisco Systems, Inc. (b)...............    19,620,247
          1,035,000 Corning, Inc. (b).....................    10,795,050
            365,225 Nokia Oyj (ADR).......................     6,208,825
                                                           -------------
                                                              36,624,122
                                                           -------------

                    COMPUTER & PERIPHERALS--3.9%
            630,900 EMC Corp..............................     8,151,228
            378,800 Hewlett-Packard Co....................     8,701,036
            310,100 Seagate Technology....................     5,860,890
                                                           -------------
                                                              22,713,154
                                                           -------------

                    CONSUMER FINANCE--1.5%
             88,800 American Express Co...................     4,282,824
             71,300 Capital One Financial Corp............     4,369,977
                                                           -------------
                                                               8,652,801
                                                           -------------

                    DIVERSIFIED FINANCIAL SERVICES--1.2%
            145,725 Citigroup, Inc........................     7,073,492
                                                           -------------

                    DRUGS & HEATH CARE--2.0%
            248,400 Glaxo Wellcome, Plc. (ADR)............    11,580,408
                                                           -------------

                    ENERGY EQUIPMENT & SERVICES--0.9%
            148,950 BJ Services Co. (b)...................     5,347,305
                                                           -------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
            434,970 Boston Scientific Corp. (b)...........    15,989,497
            189,100 Medtronic, Inc........................     9,192,151
             41,300 Varian Medical Systems, Inc...........     2,853,830
                                                           -------------
                                                              28,035,478
                                                           -------------

                    HEALTH CARE PROVIDERS & SERVICES--4.3%
            307,950 Caremark Rx, Inc. (b).................     7,800,373
            227,150 Medco Health Solutions, Inc. (b)......     7,720,829
            155,600 UnitedHealth Group, Inc...............     9,052,808
                                                           -------------
                                                              24,574,010
                                                           -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 HOTELS, RESTAURANTS & LEISURE--2.8%
         207,800 International Game Technology.............. $   7,418,460
         240,300 Starwood Hotels & Resorts Worldwide, Inc.
                 (Class B)..................................     8,643,591
                                                             -------------
                                                                16,062,051
                                                             -------------

                 INDUSTRIAL CONGLOMERATES--5.8%
         496,400 General Electric Co........................    15,378,472
         681,800 Tyco International, Ltd....................    18,067,700
                                                             -------------
                                                                33,446,172
                                                             -------------

                 INSURANCE--2.2%
         189,325 American International Group, Inc..........    12,548,461
                                                             -------------

                 INTERNET & CATALOG RETAIL--7.5%
         289,400 Amazon.Com, Inc............................    15,234,016
         310,800 eBay, Inc. (b).............................    20,074,572
         151,150 Netflix, Inc. (b)..........................     8,266,393
                                                             -------------
                                                                43,574,981
                                                             -------------

                 INTERNET SOFTWARE & SERVICES--3.1%
         397,250 Yahoo!, Inc. (b)...........................    17,943,783
                                                             -------------

                 MEDIA--4.6%
         221,000 Fox Entertainment Group, Inc. (Class A) (b)     6,442,150
         497,552 Hughes Electronics Corp. (b)...............     8,234,483
         298,900 The Walt Disney Co.........................     6,973,337
         180,850 XM Satellite Radio Holdings, Inc. (b)......     4,767,206
                                                             -------------
                                                                26,417,176
                                                             -------------

                 MULTILINE RETAIL--1.9%
         280,850 Target Corp................................    10,784,640
                                                             -------------

                 OIL & GAS--1.9%
         194,850 Devon Energy Corp..........................    11,157,111
                                                             -------------

                 PHARMACEUTICALS--5.8%
          55,275 Abbott Laboratories........................     2,575,815
          78,200 Allergan, Inc..............................     6,006,542
         249,950 Novartis AG (ADR)..........................    11,470,205
         141,000 Teva Pharmaceutical Industries, Ltd. (ADR).     7,996,110
         121,600 Watson Pharmaceuticals, Inc. (b)...........     5,593,600
                                                             -------------
                                                                33,642,272
                                                             -------------

                 SEMICONDUCTORS & EQUIPMENT--12.4%
         305,050 Analog Devices, Inc........................    13,925,532
         336,600 Applied Materials, Inc. (b)................     7,556,670
         441,500 Intel Corp.................................    14,216,300
         589,900 Teradyne, Inc. (b).........................    15,012,955
         340,400 Texas Instruments, Inc.....................    10,000,952
         274,900 Xilinx, Inc. (b)...........................    10,649,626
                                                             -------------
                                                                71,362,035
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
         SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                   SOFTWARE--9.6%
           835,000 Microsoft Corp........................... $ 22,995,900
           542,800 PeopleSoft, Inc. (b).....................   12,375,840
           340,900 Synopsys, Inc. (b).......................   11,508,784
           231,550 VERITAS Software Corp. (b)...............    8,604,398
                                                             ------------
                                                               55,484,922
                                                             ------------

                   SPECIALTY RETAIL--5.6%
           123,950 Best Buy Co., Inc........................    6,475,148
           397,500 The Gap, Inc.............................    9,225,975
           375,950 The Home Depot, Inc......................   13,342,466
           155,800 TJX Cos., Inc............................    3,435,390
                                                             ------------
                                                               32,478,979
                                                             ------------

                   WIRELESS TELECOMMUNICATION SERVICES--1.9%
           105,800 Nextel Communications, Inc. (Class A) (b)    2,968,748
           318,950 Vodafone Group, Plc. (ADR)...............    7,986,508
                                                             ------------
                                                               10,955,256
                                                             ------------
                   Total Common Stocks
                    (Identified Cost $479,777,444)..........  574,487,493
                                                             ------------

       PREFERRED STOCKS--0.3%

                   MEDIA--0.3%
            55,650 The News Corp., Ltd. (ADR)...............    1,683,404
                                                             ------------
                   Total Preferred Stocks
                    (Identified Cost $1,619,407)............    1,683,404
                                                             ------------

          SHORT TERM INVESTMENTS--0.2%
                                                           VALUE
           SHARES                                         (NOTE 1)
          -----------------------------------------------------------

                    MONEY MARKET FUNDS--0.2%
          1,087,745 State Street Global Advisor's
                     Money Market Fund................. $  1,087,745
                                                        ------------
                    Total Short Term Investments
                     (Identified Cost $1,087,745) (a)..    1,087,745
                                                        ------------
                    Total Investments--100.0%
                     (Identified Cost $482,484,596) (a)  577,258,642
                    Other assets less liabilities......      (42,478)
                                                        ------------
                    TOTAL NET ASSETS--100%............. $577,216,164
                                                        ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value......................            $ 577,258,642
       Cash......................................                        1
       Receivable for:
        Fund shares sold.........................                  915,143
        Dividends and interest...................                  589,737
        Foreign taxes............................                      843
                                                             -------------
         Total Assets............................              578,764,366
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $1,126,416
        Withholding taxes........................      5,744
       Accrued expenses:
        Management fees..........................    358,701
        Service and distribution fees............      4,593
        Deferred trustees fees...................     26,978
        Other expenses...........................     25,770
                                                  ----------
         Total Liabilities.......................                1,548,202
                                                             -------------
     NET ASSETS..................................            $ 577,216,164
                                                             =============
       Net assets consist of:
        Capital paid in..........................            $ 799,892,849
        Undistributed net investment loss........                  (21,324)
        Accumulated net realized gains (losses)..             (317,429,407)
        Unrealized appreciation (depreciation)
         on investments and foreign currency.....               94,774,046
                                                             -------------
     NET ASSETS..................................            $ 577,216,164
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($539,839,617 divided by
      28,839,208 shares outstanding).............            $       18.72
                                                             =============
     CLASS B
     Net asset value and redemption price per
      share ($88,820 divided by 4,813 shares
      outstanding)...............................            $       18.46
                                                             =============
     CLASS E
     Net asset value and redemption price per
      share ( $37,287,727 divided by
      2,006,216 shares outstanding)..............            $       18.59
                                                             =============
     Identified cost of investments..............            $ 482,484,596
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................             $  3,970,888 (a)
      Interest................................                   76,388
                                                           ------------
                                                              4,047,276
    EXPENSES
      Management fees......................... $3,832,839
      Service and distribution fees--Class B..         41
      Service and distribution fees--Class E..     36,874
      Directors' fees and expenses............     29,438
      Custodian...............................    109,862
      Audit and tax services..................     22,300
      Legal...................................     13,864
      Printing................................    169,300
      Insurance...............................     12,076
      Miscellaneous...........................      6,064
                                               ----------
      Total expenses before reductions........  4,232,658
      Expense reductions......................   (131,296)    4,101,362
                                               ----------  ------------
    NET INVESTMENT (LOSS).....................                  (54,086)
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................               57,930,326
    Unrealized appreciation (depreciation) on:
      Investments--net........................               96,726,234
                                                           ------------
    Net gain (loss)...........................              154,656,560
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $154,602,474
                                                           ============

(a)Net of foreign taxes of $75,495.

                See accompanying notes to financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    (54,086) $     264,453
  Net realized gain (loss)..........................................   57,930,326   (216,658,628)
  Unrealized appreciation (depreciation)............................   96,726,234    (35,894,604)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  154,602,474   (252,288,779)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (279,573)             0
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................     (279,573)             0
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (42,001,758)   (75,907,471)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  112,321,143   (328,196,250)

NET ASSETS
  Beginning of the period...........................................  464,895,021    793,091,271
                                                                     ------------  -------------
  End of the period................................................. $577,216,164  $ 464,895,021
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    (21,324) $     242,922
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   6,987,320  $ 110,813,878    9,966,079  $ 163,578,116
  Reinvestments...............................................      19,361        279,573            0              0
  Redemptions................................................. (10,602,971)  (167,671,105) (15,537,982)  (254,066,642)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (3,596,290) $ (56,577,654)  (5,571,903) $ (90,488,526)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................       4,970  $      85,305           68  $       1,000
  Redemptions.................................................        (226)        (3,745)           0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................       4,744  $      81,560           68  $       1,000
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   1,199,100  $  19,448,257      929,124  $  15,565,113
  Redemptions.................................................    (297,504)    (4,953,921)     (66,438)      (985,058)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     901,596  $  14,494,336      862,686  $  14,580,055
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (2,689,950) $ (42,001,758)  (4,709,149) $ (75,907,471)
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.86  $  20.74  $  25.06  $  29.34
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00      0.01      0.00      0.03
  Net realized and unrealized gain (loss) on investments..........................     4.87     (6.89)    (2.91)    (3.99)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     4.87     (6.88)    (2.91)    (3.96)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.01)     0.00     (0.07)    (0.09)
  Distributions from net realized capital gains...................................     0.00      0.00     (1.34)     0.00
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00     (0.23)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.01)     0.00     (1.41)    (0.32)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  18.72  $  13.86  $  20.74  $  25.06
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     35.2     (33.2)    (12.0)    (13.7)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.82      0.79      0.84      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.80        --        --        --
Ratio of net investment income to average net assets (%)..........................     0.00      0.05      0.00      0.23
Portfolio turnover rate (%).......................................................      167       243        88        88
Net assets, end of period (000)................................................... $539,840  $449,676  $788,097  $968,357

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  25.11
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    (0.01)
  Net realized and unrealized gain (loss) on investments..........................     8.34
                                                                                   --------
  Total from investment operations................................................     8.33
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00
  Distributions from net realized capital gains...................................    (0.01)
  Distributions in excess of net realized capital gains...........................    (4.09)
                                                                                   --------
  Total distributions.............................................................    (4.10)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  29.34
                                                                                   ========
TOTAL RETURN (%)..................................................................     34.1
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................    (0.03)
Portfolio turnover rate (%).......................................................      128
Net assets, end of period (000)................................................... $841,053

                                                                                              CLASS B
                                                                                   -------------------------
                                                                                                JULY 30, 2002(A)
                                                                                    YEAR ENDED      THROUGH
                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                       2003           2002
                                                                                   ------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $13.65         $14.64
                                                                                      ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.00          (0.01)
  Net realized and unrealized gain (loss) on investments..........................      4.81          (0.98)
                                                                                      ------         ------
  Total from investment operations................................................      4.81          (0.99)
                                                                                      ------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $18.46         $13.65
                                                                                      ======         ======
TOTAL RETURN (%)..................................................................      35.2           (6.8)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.07           1.04 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.05             --
Ratio of net investment income to average net assets (%)..........................     (0.04)         (0.24)(c)
Portfolio turnover rate (%).......................................................       167            243
Net assets, end of period (000)...................................................    $   89         $    1

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 13.78  $ 20.64      $23.50
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................   (0.02)   (0.01)       0.00
  Net realized and unrealized gain (loss) on investments..........................    4.83    (6.85)      (2.86)
                                                                                   -------  -------      ------
  Total from investment operations................................................    4.81    (6.86)      (2.86)
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 18.59  $ 13.78      $20.64
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................    34.9    (33.2)      (12.2)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.97     0.94        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.95       --          --
Ratio of net investment income to average net assets (%)..........................   (0.14)   (0.06)       0.00 (c)
Portfolio turnover rate (%).......................................................     167      243          88
Net assets, end of period (000)................................................... $37,288  $15,218      $4,994

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.


                See accompanying notes to financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.1% OF TOTAL NET ASSETS



                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                    AEROSPACE & DEFENSE--1.8%
             22,900 Northrop Grumman Corp................ $   2,189,240
             50,600 United Technologies Corp.............     4,795,362
                                                          -------------
                                                              6,984,602
                                                          -------------

                    BEVERAGES--1.5%
             56,300 Anheuser-Busch Cos., Inc.............     2,965,884
             55,700 PepsiCo, Inc.........................     2,596,734
                                                          -------------
                                                              5,562,618
                                                          -------------

                    BIOTECHNOLOGY--1.5%
             79,500 Amgen, Inc. (b)......................     4,913,100
             20,000 Biogen Idec, Inc. (b)................       735,600
                                                          -------------
                                                              5,648,700
                                                          -------------

                    BUILDING PRODUCTS--1.1%
             42,300 American Standard Cos., Inc. (b).....     4,259,610
                                                          -------------

                    CAPITAL MARKETS--0.5%
             54,100 J.P. Morgan Chase & Co...............     1,987,093
                                                          -------------

                    CHEMICALS--1.6%
             68,000 Air Products & Chemicals, Inc........     3,592,440
             51,800 E. I. du Pont de Nemours & Co........     2,377,102
                                                          -------------
                                                              5,969,542
                                                          -------------

                    COMMERCIAL BANKS--3.2%
            177,100 Bank One Corp........................     8,073,989
             22,300 FleetBoston Financial Corp...........       973,395
             50,500 Wells Fargo & Co.....................     2,973,945
                                                          -------------
                                                             12,021,329
                                                          -------------

                    COMMERCIAL SERVICES & SUPPLIES--2.2%
             99,600 Automatic Data Processing, Inc.......     3,945,156
             71,700 Checkfree Corp. (b)..................     1,982,505
             54,600 Monster Worldwide, Inc. (b)..........     1,199,016
             57,000 Sabre Holdings Corp. (Class A) (b)...     1,230,630
                                                          -------------
                                                              8,357,307
                                                          -------------

                    COMMUNICATION EQUIPMENT--3.6%
            257,800 Cisco Systems, Inc. (b)..............     6,261,962
             36,800 Polycom, Inc. (b)....................       718,336
            122,900 Qualcomm, Inc........................     6,627,997
                                                          -------------
                                                             13,608,295
                                                          -------------

                    COMPUTER & PERIPHERALS--1.5%
             30,500 Apple Computer, Inc. (b).............       651,785
             48,469 Hewlett-Packard Co...................     1,113,333
             24,200 International Business Machines Corp.     2,242,856
            360,800 Sun Microsystems, Inc. (b)...........     1,619,992
                                                          -------------
                                                              5,627,966
                                                          -------------

                    CONSTRUCTION & ENGINEERING--0.9%
             89,900 Fluor Corp...........................     3,563,636
                                                          -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 CONSUMER FINANCE--2.5%
          63,100 AmeriCredit Corp. (b)...................... $   1,005,183
         227,000 SLM Corp...................................     8,553,360
                                                             -------------
                                                                 9,558,543
                                                             -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
          96,560 AT&T Corp..................................     1,960,168
         379,700 Sprint Corp. (FON Group)...................     6,234,674
          36,700 Verizon Communications, Inc................     1,287,436
                                                             -------------
                                                                 9,482,278
                                                             -------------

                 ELECTRIC UTILITIES--0.6%
          36,900 American Electric Power Co., Inc...........     1,125,819
          28,600 Pinnacle West Capital Corp.................     1,144,572
                                                             -------------
                                                                 2,270,391
                                                             -------------

                 ELECTRICAL EQUIPMENT--0.8%
          45,200 Emerson Electric Co........................     2,926,700
                                                             -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
         140,400 Agilent Technologies, Inc. (b).............     4,105,296
          59,500 Avnet, Inc.................................     1,288,770
                                                             -------------
                                                                 5,394,066
                                                             -------------

                 ENERGY EQUIPMENT & SERVICES--3.4%
          59,800 Baker Hughes, Inc..........................     1,923,168
          46,500 BJ Services Co. (b)........................     1,669,350
         101,800 Schlumberger, Ltd..........................     5,570,496
          48,600 Transocean, Inc............................     1,166,886
          73,700 Weatherford International, Ltd. (b)........     2,653,200
                                                             -------------
                                                                12,983,100
                                                             -------------

                 FOOD & STAPLES RETAILING--0.9%
          96,900 Costco Wholesale Corp. (b).................     3,602,742
                                                             -------------

                 FOOD PRODUCTS--2.0%
          98,400 Campbell Soup Co...........................     2,637,120
          25,300 H.J. Heinz Co..............................       921,679
          46,800 Kraft Foods, Inc. (Class A)................     1,507,896
          41,900 Unilever NV (ADR)..........................     2,719,310
                                                             -------------
                                                                 7,786,005
                                                             -------------

                 GAS UTILITIES--1.2%
          74,848 Kinder Morgan Management, L.L.C............     3,215,470
              66 Kinder Morgan, Inc.........................         3,901
          60,300 NiSource, Inc..............................     1,322,982
                                                             -------------
                                                                 4,542,353
                                                             -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
         188,400 Applera Corp.--Applied Biosystems Group (b)     3,901,764
          34,200 Becton, Dickinson & Co.....................     1,406,988
          29,200 Guidant Corp. (b)..........................     1,757,840
                                                             -------------
                                                                 7,066,592
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   ----------------------------------------------------------------------------

               HEALTH CARE PROVIDERS & SERVICES--2.0%
        31,000 HCA, Inc........................................ $   1,331,760
        29,400 Health Management Associates, Inc. (Class A)....       705,600
       115,700 Lincare Holdings, Inc. (b)......................     3,474,471
        12,300 PacifiCare Health Systems, Inc. (b).............       831,480
        33,000 Triad Hospitals, Inc. (b).......................     1,097,910
                                                                -------------
                                                                    7,441,221
                                                                -------------

               HOTELS, RESTAURANTS & LEISURE--0.7%
        53,400 Carnival Corp...................................     2,121,582
        16,000 McDonald's Corp.................................       397,280
                                                                -------------
                                                                    2,518,862
                                                                -------------

               HOUSEHOLD PRODUCTS--0.8%
        20,700 Kimberly-Clark Corp.............................     1,223,163
        16,400 The Procter & Gamble Co.........................     1,638,032
                                                                -------------
                                                                    2,861,195
                                                                -------------

               IT SERVICES--0.3%
        24,000 Affiliated Computer Services, Inc. (Class A) (b)     1,307,040
                                                                -------------

               INDUSTRIAL CONGLOMERATES--2.1%
       184,900 General Electric Co.............................     5,728,202
        16,500 Siemens AG (ADR)................................     1,319,010
        36,700 Tyco International, Ltd.........................       972,550
                                                                -------------
                                                                    8,019,762
                                                                -------------

               INSURANCE--4.3%
        17,500 American International Group, Inc...............     1,159,900
            65 Berkshire Hathaway, Inc.........................     5,476,250
        10,000 Everest Re Group, Ltd...........................       846,000
        27,200 Hartford Financial Services Group, Inc..........     1,605,616
        25,000 The Chubb Corp..................................     1,702,500
        53,000 The PMI Group, Inc..............................     1,973,190
        48,700 XL Capital, Ltd. (Class A)......................     3,776,685
                                                                -------------
                                                                   16,540,141
                                                                -------------

               INTERNET & CATALOG RETAIL--1.8%
        50,800 eBay, Inc. (b)..................................     3,281,172
       100,500 InterActiveCorp (b).............................     3,409,965
                                                                -------------
                                                                    6,691,137
                                                                -------------

               INTERNET SOFTWARE & SERVICES--0.4%
       101,100 VeriSign, Inc. (b)..............................     1,647,930
                                                                -------------

               MACHINERY--1.5%
        28,200 Illinois Tool Works, Inc........................     2,366,262
        36,800 Ingersoll-Rand Co., Ltd. (Class A)..............     2,497,984
        15,000 Navistar International Corp.....................       718,350
                                                                -------------
                                                                    5,582,596
                                                                -------------

               MEDIA--4.9%
       121,732 Cablevision Systems Corp. (Class A) (b).........     2,847,312
        26,000 Comcast Corp. (Class A).........................       854,620

                                                           VALUE
             SHARES                                       (NOTE 1)
           ----------------------------------------------------------

                       MEDIA--(CONTINUED)
                76,900 Cox Communications, Inc......... $   2,649,205
                70,385 Hughes Electronics Corp. (b)....     1,164,871
                17,100 Knight-Ridder, Inc..............     1,323,027
                57,700 Radio One, Inc. (Class D) (b)...     1,113,610
                29,500 The Thomson Corp................     1,069,375
                57,100 The Walt Disney Co..............     1,332,143
               287,900 Time Warner, Inc. (b)...........     5,179,321
                28,500 Viacom, Inc. (Class B)..........     1,264,830
                                                        -------------
                                                           18,798,314
                                                        -------------

                       METALS & MINING--0.4%
                30,600 Newmont Mining Corp.............     1,487,466
                                                        -------------

                       MULTI-UTILITIES--2.0%
               114,400 Duke Energy Co..................     2,339,480
                26,100 Equitable Resources, Inc........     1,120,212
               339,200 The AES Corp. (b)...............     3,202,048
                92,000 The Williams Cos., Inc..........       903,440
                                                        -------------
                                                            7,565,180
                                                        -------------

                       OIL & GAS--4.8%
                12,800 ChevronTexaco Corp..............     1,105,792
               172,800 Exxon Mobil Corp................     7,084,800
                84,900 Royal Dutch Petroleum Co........     4,447,911
               154,800 Unocal Corp.....................     5,701,284
                                                        -------------
                                                           18,339,787
                                                        -------------

                       PAPER & FOREST PRODUCTS--0.1%
                 7,800 Boise Cascade Corp..............       256,308
                                                        -------------

                       PERSONAL PRODUCTS--0.5%
                46,800 The Estee Lauder Cos., Inc......     1,837,368
                                                        -------------

                       PHARMACEUTICALS--13.9%
               129,200 Allergan, Inc...................     9,923,852
               403,300 AstraZeneca, Plc. (ADR).........    19,511,654
                56,100 Eli Lilly & Co..................     3,945,513
               230,500 Forest Laboratories, Inc. (b)...    14,244,900
               143,400 Pfizer, Inc.....................     5,066,322
                                                        -------------
                                                           52,692,241
                                                        -------------

                       ROAD & RAIL--0.0%
                 2,400 Union Pacific Corp..............       166,752
                                                        -------------

                       SEMICONDUCTORS & EQUIPMENT--7.9%
                91,900 Altera Corp. (b)................     2,086,130
               317,700 Applied Materials, Inc. (b).....     7,132,365
               143,200 Applied Micro Circuits Corp. (b)       856,336
                73,100 ASML Holding NV (ADR) (b).......     1,465,655
                60,500 Credence Systems Corp. (b)......       796,180
                79,000 Intel Corp......................     2,543,800
                93,100 KLA-Tencor Corp. (b)............     5,462,177
                47,700 Lam Research Corp. (b)..........     1,540,710

 See accompanying notes to statement of investments and financial statements.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                    SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
             23,000 Linear Technology Corp............... $     967,610
             21,800 Novellus Systems, Inc. (b)...........       916,690
             97,300 PMC-Sierra, Inc. (b).................     1,960,595
            116,400 Teradyne, Inc. (b)...................     2,962,380
             36,700 Xilinx, Inc. (b).....................     1,421,758
                                                          -------------
                                                             30,112,386
                                                          -------------

                    SOFTWARE--3.2%
             79,700 Cadence Design Systems, Inc. (b).....     1,433,006
            194,200 Microsoft Corp.......................     5,348,268
            143,600 PeopleSoft, Inc. (b).................     3,274,080
             54,200 SAP AG (ADR).........................     2,252,552
                                                          -------------
                                                             12,307,906
                                                          -------------

                    SPECIALTY RETAIL--3.0%
            102,100 AutoNation, Inc. (b).................     1,875,577
            115,700 Lowe's Cos., Inc.....................     6,408,623
             58,900 RadioShack Corp......................     1,807,052
             41,800 Williams-Sonoma, Inc. (b)............     1,453,386
                                                          -------------
                                                             11,544,638
                                                          -------------

                    THRIFTS & MORTGAGE FINANCE--5.0%
             46,500 Federal Home Loan Mortgage Corp......     2,711,880
             56,100 Federal National Mortgage Association     4,210,866
            299,100 Washington Mutual, Inc...............    11,999,892
                                                          -------------
                                                             18,922,638
                                                          -------------

                    TOBACCO--1.1%
             76,900 Altria Group, Inc....................     4,184,898
                                                          -------------

                    WIRELESS TELECOMMUNICATION SERVICES--0.8%
            563,400 Sprint Corp. (PCS Group) (b).........     3,166,308
                                                          -------------
                    Total Common Stocks
                     (Identified Cost $328,782,309)......   373,195,542
                                                          -------------

     CONVERTIBLE BONDS--0.6%
        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                RETAIL--0.6%
     $2,258,000 Amazon.com, Inc. 4.750%, 02/01/09............ $  2,283,402
                                                              ------------
                Total Convertible Bonds
                 (Identified Cost $1,638,693)................    2,283,402
                                                              ------------

     PREFERRED STOCKS--0.3%
       SHARES
     ----------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES--0.2%
         15,600 Ford Motor Co. Capital Trust II..............      871,260
                                                              ------------

                MEDIA--0.1%
          7,872 The News Corp., Ltd. (ADR)...................      238,139
                                                              ------------
                Total Preferred Stocks
                 (Identified Cost $1,125,410)................    1,109,399
                                                              ------------

     SHORT TERM INVESTMENTS--1.2%
        FACE
       AMOUNT
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--1.2%
     $4,321,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.350% to be repurchased at
                 $4,321,084 on 01/02/04, collateralized by
                 $3,720,000 U.S. Treasury Bond 6.375% due
                 08/15/27 with a value of $4,407,616.........    4,321,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $4,321,000)................    4,321,000
                                                              ------------
                Total Investments--100.2%
                 (Identified Cost $335,867,412) (a)..........  380,909,343
                Other assets less liabilities................     (622,373)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $380,286,970
                                                              ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................          $380,909,343
       Cash........................................                   960
       Receivable for:
        Securities sold............................               131,632
        Fund shares sold...........................                42,976
        Dividends and interest.....................               406,491
                                                             ------------
         Total Assets..............................           381,491,402
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $375,424
        Securities purchased.......................  584,435
       Accrued expenses:
        Management fees............................  212,265
        Service and distribution fees..............    6,067
        Deferred trustees fees.....................    3,927
        Other expenses.............................   22,314
                                                    --------
         Total Liabilities.........................             1,204,432
                                                             ------------
     NET ASSETS....................................          $380,286,970
                                                             ============
       Net assets consist of:
        Capital paid in............................          $358,978,037
        Undistributed net investment income........             2,100,184
        Accumulated net realized gains (losses)....           (25,833,182)
        Unrealized appreciation (depreciation) on
         investments...............................            45,041,931
                                                             ------------
     NET ASSETS....................................          $380,286,970
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($351,867,101 divided by 32,545,494
      shares outstanding)..........................          $      10.81
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($28,419,869 divided by 2,636,935 shares
      outstanding).................................          $      10.78
                                                             ============
     Identified cost of investments................          $335,867,412
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $  4,301,858 (a)
     Interest................................                    320,148
                                                            ------------
                                                               4,622,006
   EXPENSES
     Management fees......................... $  2,258,386
     Service and distribution fees--Class B..       43,998
     Directors' fees and expenses............       21,611
     Custodian...............................       84,011
     Audit and tax services..................       22,300
     Legal...................................        9,053
     Printing................................      103,502
     Insurance...............................        7,531
     Miscellaneous...........................        4,924
                                              ------------
     Total expenses before reductions........    2,555,316
     Expense reductions......................      (48,896)    2,506,420
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                  2,115,586
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (13,613,247)
     Foreign currency transactions--net......          (31)  (13,613,278)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                119,543,671
                                                            ------------
   Net gain (loss)...........................                105,930,393
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $108,045,979
                                                            ============

(a)Net of foreign taxes of $50,937.

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                   MAY 1, 2002(A)
                                                                      YEAR ENDED      THROUGH
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income............................................. $  2,115,586   $  1,955,118
  Net realized gain (loss)..........................................  (13,613,278)   (12,219,934)
  Unrealized appreciation (depreciation)............................  119,543,671    (74,501,740)
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  108,045,979    (84,766,556)
                                                                     ------------   ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,896,107)             0
    Class B.........................................................      (74,383)             0
                                                                     ------------   ------------
  TOTAL DISTRIBUTIONS...............................................   (1,970,490)             0
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (44,022,878)   403,000,915
                                                                     ------------   ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   62,052,611    318,234,359

NET ASSETS
  Beginning of the period...........................................  318,234,359              0
                                                                     ------------   ------------
  End of the period................................................. $380,286,970   $318,234,359
                                                                     ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,100,184   $  1,955,119
                                                                     ============   ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                               MAY 1, 2002(A)
                                                                       YEAR ENDED                  THROUGH
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               -------------------------  ------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................    822,257   $  7,885,033  43,377,646  $428,523,064
  Reinvestments...............................................    230,390      1,896,107           0             0
  Redemptions................................................. (7,611,822)   (67,226,930) (4,272,977)  (34,746,911)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease)..................................... (6,559,175)  $(57,445,790) 39,104,669  $393,776,153
                                                               ==========  =============  ==========  ============
CLASS B
  Sales.......................................................  1,824,183   $ 16,950,456   1,168,942  $  9,292,942
  Reinvestments...............................................      9,060         74,383           0             0
  Redemptions.................................................   (356,241)    (3,601,927)     (9,009)      (68,180)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................  1,477,002     13,422,912   1,159,933  $  9,224,762
                                                               ==========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions. (5,082,173) ($ 44,022,878) 40,264,602  $403,000,915
                                                               ==========  =============  ==========  ============

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                             CLASS A
                                                                                   ------------------------
                                                                                                MAY 1, 2002(A)
                                                                                    YEAR ENDED     THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2003          2002
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $   7.90      $  10.00
                                                                                     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.07          0.05
  Net realized and unrealized gain (loss) on investments..........................       2.89         (2.15)
                                                                                     --------      --------
  Total from investment operations................................................       2.96         (2.10)
                                                                                     --------      --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.05)         0.00
                                                                                     --------      --------
  Total Distributions.............................................................      (0.05)         0.00
                                                                                     --------      --------
NET ASSET VALUE, END OF PERIOD....................................................   $  10.81      $   7.90
                                                                                     ========      ========
TOTAL RETURN (%)..................................................................       37.7         (21.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.76          0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.74          0.60 (c)
Ratio of net investment income to average net assets (%)..........................       0.65          0.88 (c)
Portfolio turnover rate (%).......................................................         27            30 (c)
Net assets, end of period (000)...................................................   $351,867      $309,078

                                                                                             CLASS B
                                                                                   -----------------------
                                                                                                MAY 1, 2002(A)
                                                                                    YEAR ENDED     THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2003          2002
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $  7.89        $10.00
                                                                                     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.04          0.02
  Net realized and unrealized gain (loss) on investments..........................      2.90         (2.13)
                                                                                     -------        ------
  Total from investment operations................................................      2.94         (2.11)
                                                                                     -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.05)         0.00
                                                                                     -------        ------
  Total Distributions.............................................................     (0.05)         0.00
                                                                                     -------        ------
NET ASSET VALUE, END OF PERIOD....................................................   $ 10.78        $ 7.89
                                                                                     =======        ======
TOTAL RETURN (%)..................................................................      37.4         (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.01          0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.99          0.85 (c)
Ratio of net investment income to average net assets (%)..........................      0.39          0.63 (c)
Portfolio turnover rate (%).......................................................        27            30 (c)
Net assets, end of period (000)...................................................   $28,420        $9,157

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--93.1% OF TOTAL NET ASSETS

                                                                   VALUE
        SHARES                                                    (NOTE 1)
     -------------------------------------------------------------------------

                     AIR FREIGHT & COURIERS--0.9%
          196,100    United Parcel Service, Inc. (Class B).... $    14,619,255
                                                               ---------------

                     BEVERAGES--2.1%
          510,000    Diageo, Plc. (ADR).......................      26,958,600
          207,024    Heineken Holding, (Class A) (EUR)........       7,076,589
                                                               ---------------
                                                                    34,035,189
                                                               ---------------

                     CAPITAL MARKETS--1.8%
          216,800    Janus Capital Group, Inc.................       3,557,688
          298,210    Morgan Stanley...........................      17,257,413
          147,100    State Street Corp........................       7,660,968
                                                               ---------------
                                                                    28,476,069
                                                               ---------------

                     COMMERCIAL BANKS--15.8%
        1,028,800    Bank One Corp............................      46,902,992
          295,700    Fifth Third Bancorp......................      17,475,870
          504,100    Golden West Financial Corp...............      52,018,079
        3,367,823    HSBC Holdings, Plc., (GBP)...............      52,783,048
          464,800    Lloyds TSB Group, Plc. (ADR).............      15,129,240
        1,174,600    Wells Fargo & Co.........................      69,172,194
                                                               ---------------
                                                                   253,481,423
                                                               ---------------

                     COMMERCIAL SERVICES & SUPPLIES--2.3%
          353,900    D&B Corp. (b)............................      17,946,269
          328,300    H&R Block, Inc...........................      18,177,971
                                                               ---------------
                                                                    36,124,240
                                                               ---------------

                     COMPUTER & PERIPHERALS--1.8%
          370,400    Lexmark International, Inc. (Class A) (b)      29,128,256
                                                               ---------------

                     CONSTRUCTION MATERIALS--1.8%
          298,300    Martin Marietta Materials, Inc...........      14,011,151
          326,300    Vulcan Materials Co......................      15,522,091
                                                               ---------------
                                                                    29,533,242
                                                               ---------------

                     CONSUMER FINANCE--8.4%
        2,541,100    American Express Co......................     122,557,253
          298,000    Providian Financial Corp. (b)............       3,468,720
          180,470    Takefuji Corp., (JPY)....................       8,439,396
                                                               ---------------
                                                                   134,465,369
                                                               ---------------

                     CONTAINERS & PACKAGING--3.1%
          923,900    Sealed Air Corp. (b).....................      50,019,946
                                                               ---------------

                     DIVERSIFIED FINANCIAL SERVICES--5.9%
        1,399,473    Citigroup, Inc...........................      67,930,419
          322,800    Moody's Corp.............................      19,545,540
          187,600    Principal Financial Group, Inc...........       6,203,932
                                                               ---------------
                                                                    93,679,891
                                                               ---------------

                                                                    VALUE
       SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------------

                    FOOD PRODUCTS--1.6%
         200,000    Hershey Foods Corp......................... $    15,398,000
         295,400    Kraft Foods, Inc. (Class A)................       9,517,788
                                                                ---------------
                                                                     24,915,788
                                                                ---------------

                    FOOD & STAPLES RETAILING--3.1%
       1,332,000    Costco Wholesale Corp. (b).................      49,523,760
                                                                ---------------

                    HEALTH CARE PROVIDERS & SERVICES--1.0%
         367,400    HCA, Inc...................................      15,783,504
                                                                ---------------

                    HOTELS, RESTAURANTS & LEISURE--0.8%
         294,000    Marriott International, Inc. (Class A).....      13,582,800
                                                                ---------------

                    INDUSTRIAL CONGLOMERATES--3.6%
       2,202,789    Tyco International, Ltd....................      58,373,909
                                                                ---------------

                    INSURANCE--18.1%
       1,299,407    American International Group, Inc..........      86,124,696
         622,900    Aon Corp...................................      14,912,226
             727    Berkshire Hathaway, Inc. (Class A) (b).....      61,249,750
             921    Berkshire Hathaway, Inc. (Class B) (b).....       2,592,615
          40,100    Everest Re Group, Ltd......................       3,392,460
         525,500    Loews Corp.................................      25,985,975
           6,200    Markel Corp. (b)...........................       1,571,762
         108,300    Sun Life Financial Services of Canada, Inc.       2,709,666
         117,300    The Chubb Corp.............................       7,988,130
         651,600    The Progressive Corp.......................      54,467,244
         359,925    Transatlantic Holdings, Inc................      29,081,940
                                                                ---------------
                                                                    290,076,464
                                                                ---------------

                    MEDIA--2.3%
         113,300    Gannett Co., Inc...........................      10,101,828
         344,577    Lagardere S.C.A., (EUR)....................      19,871,043
         128,500    WPP Group, Plc. (ADR)......................       6,315,775
                                                                ---------------
                                                                     36,288,646
                                                                ---------------

                    OIL & GAS--6.5%
         592,804    ConocoPhillips.............................      38,870,158
         533,158    Devon Energy Corp..........................      30,528,627
         402,000    EOG Resources, Inc.........................      18,560,340
         368,500    Occidental Petroleum Corp..................      15,565,440
                                                                ---------------
                                                                    103,524,565
                                                                ---------------

                    PHARMACEUTICALS--3.4%
         334,100    Eli Lilly & Co.............................      23,497,253
         119,200    Merck & Co., Inc...........................       5,507,040
         180,000    Novartis AG, (CHF).........................       8,168,593
         467,560    Pfizer, Inc................................      16,518,895
                                                                ---------------
                                                                     53,691,781
                                                                ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--8.3%


                                                              VALUE
         SHARES                                              (NOTE 1)
      -------------------------------------------------------------------

                   REAL ESTATE--1.1%
            26,300 CenterPoint Properties Trust (REIT)... $     1,969,870
           567,078 General Growth Properties, Inc. (REIT)      15,736,415
                                                          ---------------
                                                               17,706,285
                                                          ---------------

                   SEMICONDUCTORS & EQUIPMENT--0.4%
         1,971,200 Agere Systems, Inc. (Class A) (b).....       6,012,160
                                                          ---------------

                   SOFTWARE--0.9%
           543,100 Microsoft Corp........................      14,956,974
                                                          ---------------

                   SPECIALTY RETAIL--0.5%
            90,600 AutoZone, Inc. (b)....................       7,720,026
                                                          ---------------

                   TOBACCO--5.9%
         1,720,300 Altria Group, Inc.....................      93,618,726
                                                          ---------------
                   Total Common Stocks
                    (Identified Cost $1,192,190,941).....   1,489,338,268
                                                          ---------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  COMMERCIAL PAPER--5.6%
     $ 40,000,000 San Paolo U.S. Finance Co. 1.040%,
                   01/05/2004............................. $    39,995,378
       50,000,000 UBS Finance, Inc. 0.950%, 01/02/04......      49,998,680
                                                           ---------------
                                                                89,994,058
                                                           ---------------

                  REPURCHASE AGREEMENT--2.7%
       42,175,000 State Street Corp. Repurchase Agreement
                   dated 12/31/03 at 0.920% to be
                   repurchased at $42,177,156 on
                   01/02/04, collateralized by $18,615,000
                   FNMA 1.720% due 03/24/05 with a
                   value of $18,725,015 and by
                   $24,560,000 FNMA 2.300% due
                   11/14/05 with a value of $24,720,647...      42,175,000
                                                           ---------------
                  Total Short Term Investments
                   (Identified Cost $132,169,058).........     132,169,058
                                                           ---------------
                  Total Investments--101.4%
                   (Identified Cost $1,324,359,999) (a)...   1,621,507,326
                  Other assets less liabilities...........     (22,402,039)
                                                           ---------------
                  TOTAL NET ASSETS--100%.................. $ 1,599,105,287
                                                           ===============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $1,621,507,326
      Cash.....................................                      1,201
      Receivable for:
       Fund shares sold........................                  3,739,822
       Dividends and interest..................                  2,637,855
                                                            --------------
        Total Assets...........................              1,627,886,204
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 3,568,681
       Securities purchased....................  24,045,887
       Withholding taxes.......................      47,031
      Accrued expenses:
       Management fees.........................     951,282
       Service and distribution fees...........      90,121
       Deferred trustees fees..................      34,747
       Other expenses..........................      43,168
                                                -----------
        Total Liabilities......................                 28,780,917
                                                            --------------
    NET ASSETS.................................             $1,599,105,287
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,398,817,339
       Undistributed net investment income.....                 10,324,753
       Accumulated net realized gains
        (losses)...............................               (107,184,330)
       Unrealized appreciation (depreciation)
        on investments and foreign
        currency...............................                297,147,525
                                                            --------------
    NET ASSETS.................................             $1,599,105,287
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($844,547,469 divided by
     33,415,371 shares outstanding)............             $        25.27
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($546,671 divided by 21,714
     shares outstanding).......................             $        25.18
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($754,011,147 divided by
     29,949,805 shares outstanding)............             $        25.18
                                                            ==============
    Identified cost of investments.............             $1,324,359,999
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $ 19,456,636 (a)
     Interest................................                    518,048
                                                            ------------
                                                              19,974,684
   EXPENSES
     Management fees......................... $  8,511,064
     Service and distribution fees--Class B..          365
     Service and distribution fees--Class E..      634,711
     Directors' fees and expenses............       36,368
     Custodian...............................      183,276
     Audit and tax services..................       22,300
     Legal...................................       30,797
     Printing................................      298,942
     Insurance...............................       21,575
     Miscellaneous...........................        9,095
                                              ------------
     Total expenses before reductions........    9,748,493
     Expense reductions......................      (64,745)    9,683,748
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                 10,290,936
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (25,583,752)
     Foreign currency transactions--net......     (118,625)  (25,702,377)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  348,931,569
     Foreign currency transactions--net......          191   348,931,760
                                              ------------  ------------
   Net gain (loss)...........................                323,229,383
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $333,520,319
                                                            ============

(a)Net of foreign taxes of $329,492.

                See accompanying notes to financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  -------------
FROM OPERATIONS
  Net investment income............................................. $   10,290,936  $   6,969,460
  Net realized gain (loss)..........................................    (25,702,377)   (51,357,088)
  Unrealized appreciation (depreciation)............................    348,931,760   (117,972,777)
                                                                     --------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    333,520,319   (162,360,405)
                                                                     --------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (2,753,339)    (6,968,988)
    Class B.........................................................           (164)             0
    Class E.........................................................     (1,148,836)      (773,673)
                                                                     --------------  -------------
  TOTAL DISTRIBUTIONS...............................................     (3,902,339)    (7,742,661)
                                                                     --------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    370,554,109    148,274,431
                                                                     --------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    700,172,089    (21,828,635)
NET ASSETS
  Beginning of the period...........................................    898,933,198    920,761,833
                                                                     --------------  -------------
  End of the period................................................. $1,599,105,287  $ 898,933,198
                                                                     ==============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   10,324,753  $   4,065,858
                                                                     ==============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               -------------------------  --------------------------
                                                                 SHARES          $           SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  6,812,909  $ 144,673,559    9,968,071  $ 208,428,633
  Reinvestments...............................................    141,633      2,753,339      325,096      6,968,988
  Redemptions................................................. (8,392,834)  (176,686,666) (13,000,024)  (266,869,808)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (1,438,292) $ (29,259,768)  (2,706,857) $ (51,472,187)
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................     23,194  $     524,018           74  $       1,426
  Reinvestments...............................................          8            164            0              0
  Redemptions.................................................     (1,562)       (35,456)           0              0
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................     21,640  $     488,726           74  $       1,426
                                                               ==========  =============  ===========  =============
CLASS E
  Sales....................................................... 21,527,718  $ 465,492,205    9,860,797  $ 202,124,547
  Reinvestments...............................................     59,249      1,148,836       36,782        773,673
  Redemptions................................................. (3,183,283)   (67,315,890)    (155,865)    (3,153,028)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... 18,403,684  $ 399,325,151    9,741,714  $ 199,745,192
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. 16,987,032  $ 370,554,109    7,034,931  $ 148,274,431
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  19.39  $  23.39  $  29.20  $  26.67
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.21      0.17      0.12      0.16
  Net realized and unrealized gain (loss) on investments..........................     5.75     (3.98)    (3.07)     2.37
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     5.96     (3.81)    (2.95)     2.53
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)    (0.19)    (0.15)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00     (2.71)     0.00
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.08)    (0.19)    (2.86)     0.00
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  25.27  $  19.39  $  23.39  $  29.20
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     30.9     (16.4)    (11.1)      9.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79       0.8      0.83      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.79      0.78      0.82      0.79
Ratio of net investment income to average net assets (%)..........................     0.95      0.79      0.55      0.62
Portfolio turnover rate (%).......................................................       12        24        21        25
Net assets, end of period (000)................................................... $844,547  $675,704  $878,630  $925,265

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  23.15
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.12
  Net realized and unrealized gain (loss) on investments..........................     3.93
                                                                                   --------
  Total from investment operations................................................     4.05
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.12)
  Distributions from net realized capital gains...................................    (0.32)
  Distributions in excess of net realized capital gains...........................    (0.09)
                                                                                   --------
  Total distributions.............................................................    (0.53)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  26.67
                                                                                   ========
TOTAL RETURN (%)..................................................................     17.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.55
Portfolio turnover rate (%).......................................................       22
Net assets, end of period (000)................................................... $655,599

                                                                                              CLASS B
                                                                                   -------------------------     ------------

                                                                                                JULY 30, 2002(A)
                                                                                    YEAR ENDED      THROUGH       YEAR ENDED
                                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                       2003           2002           2003
                                                                                   ------------ ---------------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $19.33         $19.64        $  19.33
                                                                                      ------         ------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.07           0.04            0.14
  Net realized and unrealized gain (loss) on investments..........................      5.85          (0.35)           5.78
                                                                                      ------         ------        --------
  Total from investment operations................................................      5.92          (0.31)           5.92
                                                                                      ------         ------        --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................     (0.07)          0.00           (0.07)
                                                                                      ------         ------        --------
  Total distributions.............................................................     (0.07)          0.00           (0.07)
                                                                                      ------         ------        --------
NET ASSET VALUE, END OF PERIOD....................................................    $25.18         $19.33        $  25.18
                                                                                      ======         ======        ========
TOTAL RETURN (%)..................................................................      30.7           (1.6)(b)        30.7
Ratio of operating expenses to average net assets before expense reductions (%)...      1.04           1.05 (c)        0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.04           1.03 (c)        0.94
Ratio of net investment income to average net assets (%)..........................      0.73           0.52 (c)        0.81
Portfolio turnover rate (%).......................................................        12             24              12
Net assets, end of period (000)...................................................    $  547         $    1        $754,011

                                                                                    CLASS E
                                                                                   ------------------
                                                                                       FEBRUARY 20,
                                                                                      2001(A) THROUGH
                                                                                       DECEMBER 31,
                                                                                   -----------------
                                                                                     2002       2001
                                                                                   --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  23.35  $ 25.29
                                                                                   --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.16     0.02
  Net realized and unrealized gain (loss) on investments..........................    (4.01)   (1.96)
                                                                                   --------  -------
  Total from investment operations................................................    (3.85)   (1.94)
                                                                                   --------  -------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................    (0.17)    0.00
                                                                                   --------  -------
  Total distributions.............................................................    (0.17)    0.00
                                                                                   --------  -------
NET ASSET VALUE, END OF PERIOD.................................................... $  19.33  $ 23.35
                                                                                   ========  =======
TOTAL RETURN (%)..................................................................    (16.6)    (7.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.95     0.98 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.93     0.97 (c)
Ratio of net investment income to average net assets (%)..........................     0.64     0.47 (c)
Portfolio turnover rate (%).......................................................       24       21
Net assets, end of period (000)................................................... $223,228  $42,132

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.8% OF TOTAL NET ASSETS

                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             AEROSPACE & DEFENSE--3.0%
      49,400 Goodrich Corp................................... $   1,466,686
     101,000 Honeywell International, Inc....................     3,376,430
      76,100 Lockheed Martin Corp............................     3,911,540
      43,200 Northrop Grumman Corp...........................     4,129,920
      34,700 Precision Castparts Corp........................     1,575,727
      41,100 Raytheon Co.....................................     1,234,644
      20,100 United Technologies Corp........................     1,904,877
                                                              -------------
                                                                 17,599,824
                                                              -------------

             AIRLINES--0.3%
      25,200 JetBlue Airways Corp. (b).......................       668,304
      58,500 Southwest Airlines Co...........................       944,190
                                                              -------------
                                                                  1,612,494
                                                              -------------

             AUTO COMPONENTS--1.0%
      57,500 American Axle & Manufacturing Holdings, Inc. (b)     2,324,150
      43,500 Keystone Automotive Industries, Inc. (b)........     1,103,160
      40,900 Lear Corp.......................................     2,508,397
                                                              -------------
                                                                  5,935,707
                                                              -------------

             BIOTECHNOLOGY--0.3%
      23,200 Invitrogen Corp. (b)............................     1,624,000
                                                              -------------

             BUILDING PRODUCTS--0.5%
      30,600 American Standard Cos., Inc. (b)................     3,081,420
                                                              -------------

             CAPITAL MARKETS--6.3%
      44,400 Federated Investors, Inc. (Class B).............     1,303,584
      13,500 Goldman Sachs Group, Inc........................     1,332,855
     153,500 J.P. Morgan Chase & Co..........................     5,638,055
      45,100 Lehman Brothers Holdings, Inc...................     3,482,622
     153,500 Merrill Lynch & Co., Inc........................     9,002,775
     156,700 Morgan Stanley..................................     9,068,229
     150,400 The Bank of New York Co., Inc...................     4,981,248
      22,300 The Bear Stearns Cos., Inc......................     1,782,885
                                                              -------------
                                                                 36,592,253
                                                              -------------

             CHEMICALS--2.7%
      28,400 Cytec Industries, Inc. (b)......................     1,090,276
      23,900 E. I. du Pont de Nemours & Co...................     1,096,771
      23,300 Georgia Gulf Corp...............................       672,904
     137,700 Millennium Chemicals, Inc.......................     1,746,036
     101,800 Praxair, Inc....................................     3,888,760
     173,300 The Dow Chemical Co.............................     7,204,081
                                                              -------------
                                                                 15,698,828
                                                              -------------

             COMMERCIAL BANKS--11.2%
     181,100 Bank of America Corp............................    14,565,873
     174,400 Bank One Corp...................................     7,950,896
      55,400 Banknorth Group, Inc............................     1,802,162
      27,800 City National Corp..............................     1,726,936
      43,000 Fifth Third Bancorp.............................     2,541,300
      84,900 FleetBoston Financial Corp......................     3,705,885
      33,400 Golden West Financial Corp......................     3,446,546

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 COMMERCIAL BANKS--(CONTINUED)
          20,200 M&T Bank Corp........................... $   1,985,660
          54,800 National Commerce Financial Corp........     1,494,944
          44,000 Popular, Inc............................     1,977,360
          32,700 Synovus Financial Corp..................       945,684
         145,900 U.S. Bancorp............................     4,344,902
          15,900 UnionBanCal Corp........................       914,886
         103,100 Wachovia Corp...........................     4,803,429
         200,000 Wells Fargo & Co........................    11,778,000
          19,500 Zions Bancorp...........................     1,195,935
                                                          -------------
                                                             65,180,398
                                                          -------------

                 COMMERCIAL SERVICES & SUPPLIES--0.9%
          36,700 ChoicePoint, Inc. (b)...................     1,397,903
          71,700 Republic Services, Inc. (Class A).......     1,837,671
          74,800 Waste Management, Inc...................     2,214,080
                                                          -------------
                                                              5,449,654
                                                          -------------

                 COMMUNICATION EQUIPMENT--0.8%
         108,900 Avaya, Inc. (b).........................     1,409,166
         142,100 CIENA Corp. (b).........................       943,544
          79,900 Motorola, Inc...........................     1,124,193
          48,500 Scientific-Atlanta, Inc.................     1,324,050
                                                          -------------
                                                              4,800,953
                                                          -------------

                 COMPUTER & PERIPHERALS--2.8%
          42,500 Dell, Inc. (b)..........................     1,443,300
         159,400 Hewlett-Packard Co......................     3,661,418
          71,700 International Business Machines Corp....     6,645,156
          95,400 Maxtor Corp. (b)........................     1,058,940
          48,900 Storage Technology Corp. (b)............     1,259,175
         487,800 Sun Microsystems, Inc. (b)..............     2,190,222
                                                          -------------
                                                             16,258,211
                                                          -------------

                 CONSTRUCTION MATERIALS--0.2%
          26,600 Martin Marietta Materials, Inc..........     1,249,402
                                                          -------------

                 CONSUMER FINANCE--0.2%
          44,200 MBNA Corp...............................     1,098,370
                                                          -------------

                 CONTAINERS & PACKAGING--0.5%
         129,700 Pactiv Corp. (b)........................     3,099,830
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--5.1%
          46,200 CIT Group, Inc..........................     1,660,890
         582,966 Citigroup, Inc..........................    28,297,169
                                                          -------------
                                                             29,958,059
                                                          -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--5.9%
          45,100 ALLTEL Corp.............................     2,100,758
         166,300 BellSouth Corp..........................     4,706,290
          48,100 CenturyTel, Inc.........................     1,569,022
         394,100 Qwest Communications International, Inc.     1,702,512
         439,700 SBC Communications, Inc.................    11,462,979

 See accompanying notes to statement of investments and financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
         369,300 Verizon Communications, Inc............. $  12,955,044
                                                          -------------
                                                             34,496,605
                                                          -------------

                 ELECTRIC UTILITIES--3.9%
         111,600 Allegheny Energy, Inc...................     1,424,016
          42,700 Ameren Corp.............................     1,964,200
          51,000 Dominion Resources, Inc.................     3,255,330
          21,800 Exelon Corp.............................     1,446,648
          72,600 FirstEnergy Corp........................     2,555,520
          37,600 FPL Group, Inc..........................     2,459,792
          91,300 PG&E Corp...............................     2,535,401
          54,200 PPL Corp................................     2,371,250
          87,400 TXU Corp................................     2,073,128
          29,700 Wisconsin Energy Corp...................       993,465
          95,400 Xcel Energy, Inc........................     1,619,892
                                                          -------------
                                                             22,698,642
                                                          -------------

                 ELECTRICAL EQUIPMENT--0.2%
          20,300 Emerson Electric Co.....................     1,314,425
                                                          -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
         116,300 Avnet, Inc..............................     2,519,058
                                                          -------------

                 ENERGY EQUIPMENT & SERVICES--0.5%
          68,500 Pride International, Inc. (b)...........     1,276,840
          22,200 Schlumberger, Ltd.......................     1,214,784
          11,100 Smith International, Inc................       460,872
                                                          -------------
                                                              2,952,496
                                                          -------------

                 FOOD & STAPLES RETAILING--1.4%
         136,900 CVS Corp................................     4,944,828
          75,600 Safeway, Inc. (b).......................     1,656,396
          37,200 Sysco Corp..............................     1,384,956
                                                          -------------
                                                              7,986,180
                                                          -------------

                 FOOD PRODUCTS--1.0%
          45,700 Dean Foods Co. (b)......................     1,502,159
           5,700 Hershey Foods Corp......................       438,843
          28,300 Kellogg Co..............................     1,077,664
          47,700 McCormick & Co., Inc....................     1,435,770
          31,400 The J. M. Smucker Co....................     1,422,106
                                                          -------------
                                                              5,876,542
                                                          -------------

                 GAS UTILITIES--0.3%
          38,300 KeySpan Corp............................     1,409,440
                                                          -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
          52,100 Becton, Dickinson & Co..................     2,143,394
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--1.5%
          25,600 Aetna, Inc..............................     1,730,048
          26,100 Coventry Health Care, Inc. (b)..........     1,683,189
         106,800 Humana, Inc.............................     2,440,380

                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      53,100 UnitedHealth Group, Inc......................... $   3,089,358
                                                              -------------
                                                                  8,942,975
                                                              -------------

             HOTELS, RESTAURANTS & LEISURE--1.5%
      21,800 International Speedway Corp. (Class A)..........       973,588
      29,600 Mandalay Resort Group...........................     1,323,712
     225,500 McDonald's Corp.................................     5,599,165
      22,000 Outback Steakhouse, Inc.........................       972,620
                                                              -------------
                                                                  8,869,085
                                                              -------------

             HOUSEHOLD DURABLES--0.9%
      38,300 Fortune Brands, Inc.............................     2,738,067
      25,500 Pulte Homes, Inc................................     2,387,310
                                                              -------------
                                                                  5,125,377
                                                              -------------

             HOUSEHOLD PRODUCTS--1.4%
      26,700 Colgate-Palmolive Co............................     1,336,335
      70,500 The Procter & Gamble Co.........................     7,041,540
                                                              -------------
                                                                  8,377,875
                                                              -------------

             IT SERVICES--1.4%
      22,900 Affiliated Computer Services, Inc. (Class A) (b)     1,247,134
      60,000 Ceridian Corp. (b)..............................     1,256,400
      39,600 Computer Sciences Corp. (b).....................     1,751,508
      29,000 DST Systems, Inc. (b)...........................     1,211,040
      31,400 First Data Corp.................................     1,290,226
      36,300 Paychex, Inc....................................     1,350,360
                                                              -------------
                                                                  8,106,668
                                                              -------------

             INDUSTRIAL CONGLOMERATES--0.6%
      42,000 3M Co...........................................     3,571,260
                                                              -------------

             INSURANCE--5.9%
      53,400 AFLAC, Inc......................................     1,932,012
      34,100 Ambac Financial Group, Inc......................     2,366,199
     149,300 American International Group, Inc...............     9,895,604
      39,700 Fidelity National Financial, Inc................     1,539,566
      62,200 Hartford Financial Services Group, Inc..........     3,671,666
      59,400 MBIA, Inc.......................................     3,518,262
      40,200 Nationwide Financial Services, Inc..............     1,329,012
     107,100 Old Republic International Corp.................     2,716,056
     145,200 The Allstate Corp...............................     6,246,504
      51,729 Travelers Property Casualty Corp. (Class B).....       877,841
                                                              -------------
                                                                 34,092,722
                                                              -------------

             LEISURE EQUIPMENT & PRODUCTS--0.3%
      56,250 SCP Pool Corp. (b)..............................     1,838,250
                                                              -------------

             MACHINERY--2.9%
      49,000 AGCO Corp.......................................       986,860
      21,200 Caterpillar, Inc................................     1,760,024
      25,600 Cummins, Inc....................................     1,252,864
      16,800 Eaton Corp......................................     1,814,064

 See accompanying notes to statement of investments and financial statements.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                VALUE
      SHARES                                                   (NOTE 1)
     ------------------------------------------------------------------------

              MACHINERY--(CONTINUED)
       21,400 ITT Industries, Inc........................... $   1,588,094
       20,200 Kennametal, Inc...............................       802,950
       31,300 Navistar International Corp...................     1,498,957
       45,900 Parker Hannifin Corp..........................     2,731,050
       71,400 Pentair, Inc..................................     3,262,980
       47,800 Terex Corp....................................     1,361,344
                                                             -------------
                                                                17,059,187
                                                             -------------

              MEDIA--7.8%
       81,500 Cablevision Systems Corp. (Class A) (b).......     1,906,285
       99,300 Clear Channel Communications, Inc.............     4,650,219
       46,149 Comcast Corp. (Class A).......................     1,516,918
       54,300 EchoStar Communications Corp. (Class A) (b)...     1,846,200
       80,600 Fox Entertainment Group, Inc. (Class A) (b)...     2,349,490
      140,029 Hughes Electronics Corp. (b)..................     2,317,481
       31,900 Lamar Advertising Co. (Class A) (b)...........     1,190,508
      132,300 Liberty Media Corp. (Class A) (b).............     1,573,047
       13,000 The E.W. Scripps Co. (Class A)................     1,223,820
      230,300 The Walt Disney Co............................     5,372,899
        1,500 The Washington Post Co. (Class B).............     1,187,100
      544,700 Time Warner, Inc. (b).........................     9,799,153
       48,300 Tribune Co....................................     2,492,280
       37,200 Univision Communications, Inc. (Class A) (b)..     1,476,468
      144,500 Viacom, Inc. (Class B)........................     6,412,910
                                                             -------------
                                                                45,314,778
                                                             -------------

              METALS & MINING--2.8%
       77,600 Alcan Aluminum, Ltd...........................     3,643,320
       76,600 Alcoa, Inc....................................     2,910,800
       42,900 Freeport-McMoRan Copper & Gold, Inc. (Class B)     1,807,377
       34,900 Nucor Corp....................................     1,954,400
       37,700 Peabody Energy Corp...........................     1,572,467
       55,000 Phelps Dodge Corp.............................     4,184,950
                                                             -------------
                                                                16,073,314
                                                             -------------

              MULTI-UTILITIES--0.5%
       39,800 Equitable Resources, Inc......................     1,708,216
       36,000 SCANA Corp....................................     1,233,000
                                                             -------------
                                                                 2,941,216
                                                             -------------

              MULTILINE RETAIL--0.5%
       65,900 Big Lots, Inc. (b)............................       936,439
       33,900 Nordstrom, Inc................................     1,162,770
       68,500 Saks, Inc. (b)................................     1,030,240
                                                             -------------
                                                                 3,129,449
                                                             -------------

              OIL & GAS--10.4%
       28,700 Apache Corp...................................     2,327,570
       31,900 Burlington Resources, Inc.....................     1,766,622
      111,300 Chesapeake Energy Corp........................     1,511,454
      130,900 ChevronTexaco Corp............................    11,308,451
       92,372 ConocoPhillips................................     6,056,832
       34,200 Devon Energy Corp.............................     1,958,292
      742,400 Exxon Mobil Corp..............................    30,438,400

                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               OIL & GAS--(CONTINUED)
        84,400 Occidental Petroleum Corp................... $   3,565,056
        42,500 Pioneer Natural Resources Co................     1,357,025
                                                            -------------
                                                               60,289,702
                                                            -------------

               PERSONAL PRODUCTS--0.9%
        22,300 Alberto-Culver Co. (Class B)................     1,406,684
        96,400 The Gillette Co.............................     3,540,772
                                                            -------------
                                                                4,947,456
                                                            -------------

               PHARMACEUTICALS--3.1%
        37,700 Abbott Laboratories.........................     1,756,820
        41,900 Angiotech Pharmaceuticals, Inc. (b).........     1,927,400
        20,200 AstraZeneca, Plc. (ADR).....................       977,276
       160,800 Merck & Co., Inc............................     7,428,960
        21,000 Novartis AG (ADR)...........................       963,690
       210,500 Schering-Plough Corp........................     3,660,595
        36,000 Wyeth.......................................     1,528,200
                                                            -------------
                                                               18,242,941
                                                            -------------

               REAL ESTATE--3.0%
        37,300 Apartment Investment & Management Co. (REIT)
                (Class A)..................................     1,286,850
        19,800 CBL & Associates Properties, Inc. (REIT)....     1,118,700
        30,100 CenterPoint Properties Trust (REIT).........     2,254,490
        45,200 Developers Diversified Realty Corp. (REIT)..     1,517,364
        46,900 Equity Residential (REIT)...................     1,384,019
        48,200 ProLogis (REIT).............................     1,546,738
        58,100 Public Storage, Inc. (REIT).................     2,520,959
        72,600 Reckson Associates Realty Corp. (REIT)......     1,764,180
        57,100 Simon Property Group, Inc. (REIT)...........     2,646,014
        27,200 Vornado Realty Trust (REIT).................     1,489,200
                                                            -------------
                                                               17,528,514
                                                            -------------

               ROAD & RAIL--1.0%
        10,400 CSX Corp....................................       373,776
        92,400 Norfolk Southern Corp.......................     2,185,260
        50,300 Union Pacific Corp..........................     3,494,844
                                                            -------------
                                                                6,053,880
                                                            -------------

               SEMICONDUCTORS & EQUIPMENT--0.5%
        25,400 National Semiconductor Corp. (b)............     1,001,014
        69,700 Texas Instruments, Inc......................     2,047,786
                                                            -------------
                                                                3,048,800
                                                            -------------

               SPECIALTY RETAIL--0.5%
        62,200 Foot Locker, Inc............................     1,458,590
        78,600 Office Depot, Inc. (b)......................     1,313,406
                                                            -------------
                                                                2,771,996
                                                            -------------

               TEXTILES, APPARELS & LUXURY GOODS--0.3%
        43,100 Liz Claiborne, Inc..........................     1,528,326
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 THRIFTS & MORTGAGE FINANCE--1.5%
          34,267 Countrywide Financial Corp............... $   2,599,127
          54,400 New York Community Bancorp, Inc..........     2,069,920
         160,100 Sovereign Bancorp, Inc...................     3,802,375
                                                           -------------
                                                               8,471,422
                                                           -------------

                 TOBACCO--0.6%
          65,500 Altria Group, Inc........................     3,564,510
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--0.2%
          48,800 Nextel Communications, Inc. (Class A) (b)     1,369,328
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $510,129,535)..........   581,895,216
                                                           -------------

           PREFERRED STOCKS--0.1%
                                                           VALUE
            SHARES                                        (NOTE 1)
           ----------------------------------------------------------

                    MEDIA--0.1%
             15,662 The News Corp., Ltd. (ADR)......... $     473,771
                                                        -------------
                    Total Preferred Stocks
                     (Identified Cost $455,759)........       473,771
                                                        -------------
                    Total Investments--99.9%
                     (Identified Cost $510,585,294) (a)   582,368,987
                    Other assets less liabilities......       628,777
                                                        -------------
                    TOTAL NET ASSETS--100%............. $ 582,997,764
                                                        =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO



     STATEMENT OF ASSETS & LIABILITIES
     -------------------------------------------
     DECEMBER 31, 2003

     ASSETS
       Investments at value........................          $ 582,368,987
       Cash........................................                420,122
       Receivable for:
        Securities sold............................                368,160
        Fund shares sold...........................                332,570
        Dividends..................................                723,088
                                                             -------------
         Total Assets..............................            584,212,927
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $846,549
        Withholding taxes..........................    1,188
       Accrued expenses:
        Management fees............................  318,604
        Service and distribution fees..............    2,286
        Deferred trustees fees.....................   21,389
        Other expenses.............................   25,147
                                                    --------
         Total Liabilities.........................              1,215,163
                                                             -------------
     NET ASSETS....................................          $ 582,997,764
                                                             =============
       Net assets consist of:
        Capital paid in............................          $ 641,883,886
        Undistributed net investment income........              7,407,531
        Accumulated net realized gains (losses)....           (138,077,346)
        Unrealized appreciation (depreciation) on
         investments...............................             71,783,693
                                                             -------------
     NET ASSETS....................................          $ 582,997,764
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($563,979,026 divided by 3,586,809 shares
      outstanding).................................          $      157.24
                                                             =============
     CLASS B
     Net asset value and redemption price per share
      ($127,554 divided by 814 shares
      outstanding).................................          $      156.72
                                                             =============
     CLASS E
     Net asset value and redemption price per share
      ($18,891,184 divided by 120,456 shares
      outstanding).................................          $      156.83
                                                             =============
     Identified cost of investments................          $ 510,585,294
                                                             =============

    STATEMENT OF OPERATIONS
    -------------------------------------------
    YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................               $ 11,405,029(a)
      Interest................................                     14,147
                                                             ------------
                                                               11,419,176
    EXPENSES
      Management fees......................... $  3,427,742
      Service and distribution fees--Class B..           93
      Service and distribution fees--Class E..       15,696
      Directors' fees and expenses............       27,323
      Custodian...............................      113,072
      Audit and tax services..................       22,300
      Legal...................................       13,965
      Printing................................      166,641
      Insurance...............................       12,379
      Miscellaneous...........................        6,147
                                               ------------
      Total expenses..........................                  3,805,358
                                                             ------------
    NET INVESTMENT INCOME.....................                  7,613,818
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (17,228,808)
      Foreign currency transactions--net......           15   (17,228,793)
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................                135,351,549
                                                             ------------
    Net gain (loss)...........................                118,122,756
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $125,736,574
                                                             ============

(a)Net of foreign taxes of $13,079.

                See accompanying notes to financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income............................................. $  7,613,818  $   6,048,496
  Net realized gain (loss)..........................................  (17,228,793)   (58,735,242)
  Unrealized appreciation (depreciation)............................  135,351,549    (68,293,483)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   125,736,574   (120,980,229)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,781,056)    (3,521,590)
    Class B.........................................................          (40)             0
    Class E.........................................................      (54,628)       (27,330)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................   (3,835,724)    (3,548,920)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (35,651,391)   320,768,281
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   86,249,459    196,239,132

NET ASSETS
  Beginning of the period...........................................  496,748,305    300,509,173
                                                                     ------------  -------------
  End of the period................................................. $582,997,764  $ 496,748,305
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  7,407,531  $   3,863,297
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED                YEAR ENDED
                                                                  DECEMBER 31, 2003        DECEMBER 31, 2002
                                                               ----------------------  -------------------------
                                                                SHARES         $         SHARES          $
                                                               --------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  355,160  $ 47,365,184   3,086,418  $ 458,271,121
  Reinvestments...............................................   30,613     3,781,056      26,835      3,521,590
  Redemptions................................................. (731,297)  (97,243,285) (1,091,269)  (145,864,129)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease)..................................... (345,524) $(46,097,045)  2,021,984  $ 315,928,582
                                                               ========  ============  ==========  =============
CLASS B
  Sales.......................................................      935  $    131,549          45  $       5,712
  Reinvestments...............................................        0            40           0              0
  Redemptions.................................................     (166)      (22,793)          0              0
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................      769  $    108,796          45  $       5,712
                                                               ========  ============  ==========  =============
CLASS E
  Sales.......................................................   93,477  $ 12,803,438      39,013  $   5,296,699
  Reinvestments...............................................      443        54,628         201         27,330
  Redemptions.................................................  (18,538)   (2,521,208)     (3,909)      (490,042)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................   75,382  $ 10,336,858      35,305  $   4,833,987
                                                               ========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (269,373) $(35,651,391)  2,057,334  $ 320,768,281
                                                               ========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     2.13      1.53      1.06      1.16
  Net realized and unrealized gain (loss) on investments..........................    31.23    (31.88)   (26.45)   (11.28)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    33.36    (30.35)   (25.39)   (10.12)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.01)    (1.27)    (1.49)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00     (4.98)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (1.01)    (1.27)    (1.49)    (4.98)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 157.24  $ 124.89  $ 156.51  $ 183.39
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     26.9     (19.5)    (13.9)     (5.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74      0.72      0.78      0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --      0.71      0.74      0.70
Ratio of net investment income to average net assets (%)..........................     1.49      1.30      0.60      0.61
Portfolio turnover rate (%).......................................................       53       142       154       138
Net assets, end of period (000)................................................... $563,979  $491,124  $298,982  $388,127

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 208.34
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     1.78
  Net realized and unrealized gain (loss) on investments..........................    17.51
                                                                                   --------
  Total from investment operations................................................    19.29
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.78)
  Distributions from net realized capital gains...................................   (27.36)
                                                                                   --------
  Total distributions.............................................................   (29.14)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 198.49
                                                                                   ========
TOTAL RETURN (%)..................................................................      9.4
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.94
Portfolio turnover rate (%).......................................................      115
Net assets, end of period (000)................................................... $417,540

                                                                                              CLASS B
                                                                                   -------------------------
                                                                                                JULY 30, 2002(A)
                                                                                    YEAR ENDED      THROUGH
                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                       2003           2002
                                                                                   ------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $124.47        $125.90
                                                                                     -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      1.22           0.18
  Net realized and unrealized gain (loss) on investments..........................     31.95          (1.61)
                                                                                     -------        -------
  Total from investment operations................................................     33.17          (1.43)
                                                                                     -------        -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.92)          0.00
                                                                                     -------        -------
  Total distributions.............................................................     (0.92)          0.00
                                                                                     -------        -------
NET ASSET VALUE, END OF PERIOD....................................................   $156.72        $124.47
                                                                                     =======        =======
TOTAL RETURN (%)..................................................................      26.9           (1.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.99           0.97 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        --           0.96 (c)
Ratio of net investment income to average net assets (%)..........................      1.15           1.36 (c)
Portfolio turnover rate (%).......................................................        53            142
Net assets, end of period (000)...................................................   $   128        $     6

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                      DECEMBER 31       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $124.66  $156.28     $177.17
                                                                                   -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    1.41     1.35        0.14
  Net realized and unrealized gain (loss) on investments..........................   31.68   (31.80)     (21.03)
                                                                                   -------  -------     -------
  Total from investment operations................................................   33.09   (30.45)     (20.89)
                                                                                   -------  -------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.92)   (1.17)       0.00
                                                                                   -------  -------     -------
  Total distributions.............................................................   (0.92)   (1.17)       0.00
                                                                                   -------  -------     -------
NET ASSET VALUE, END OF PERIOD.................................................... $156.83  $124.66     $156.28
                                                                                   =======  =======     =======
TOTAL RETURN (%)..................................................................    26.7    (19.6)      (11.8)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.89     0.87        0.93 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      --     0.86        0.89 (c)
Ratio of net investment income to average net assets (%)..........................    1.31     1.15        0.61 (c)
Portfolio turnover rate (%).......................................................      53      142         154
Net assets, end of period (000)................................................... $18,891  $ 5,619     $ 1,527

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--89.7% OF TOTAL NET ASSETS



                                                                        VALUE
   SHARES                                                              (NOTE 1)
----------------------------------------------------------------------------------

             AEROSPACE & DEFENSE--2.8%
     229,650 Honeywell International, Inc........................... $   7,677,200
      77,100 The Boeing Co..........................................     3,248,994
                                                                     -------------
                                                                        10,926,194
                                                                     -------------

             AUTOMOBILES--1.3%
     112,500 Harley-Davidson, Inc...................................     5,347,125
                                                                     -------------

             BEVERAGES--3.2%
     114,500 Anheuser-Busch Cos., Inc...............................     6,031,860
     125,900 Diageo, Plc. (ADR) (c).................................     6,655,074
                                                                     -------------
                                                                        12,686,934
                                                                     -------------

             BIOTECHNOLOGY--1.0%
      71,700 Chiron Corp. (c).......................................     4,086,183
                                                                     -------------

             BUILDING PRODUCTS--1.7%
     249,000 Masco Corp.............................................     6,825,090
                                                                     -------------

             CAPITAL MARKETS--1.4%
     164,000 The Bank of New York Co., Inc..........................     5,431,680
                                                                     -------------

             COMMERCIAL BANKS--2.1%
     278,800 U.S. Bancorp...........................................     8,302,664
                                                                     -------------

             COMMERCIAL SERVICES & SUPPLIES--6.0%
     127,000 Automatic Data Processing, Inc.........................     5,030,470
     210,900 H&R Block, Inc.........................................    11,677,533
     245,800 Waste Management, Inc..................................     7,275,680
                                                                     -------------
                                                                        23,983,683
                                                                     -------------

             COMPUTER & PERIPHERALS--1.4%
   1,196,100 Sun Microsystems, Inc. (b).............................     5,370,489
                                                                     -------------

             DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
     334,600 Sprint Corp. (FON Group)...............................     5,494,132
                                                                     -------------

             FOOD & STAPLES RETAILING--3.2%
     234,400 Safeway, Inc. (b)......................................     5,135,704
     408,700 The Kroger Co..........................................     7,565,037
                                                                     -------------
                                                                        12,700,741
                                                                     -------------

             FOOD PRODUCTS--4.6%
     127,600 General Mills, Inc.....................................     5,780,280
     161,750 H.J. Heinz Co..........................................     5,892,552
     202,100 Kraft Foods, Inc. (Class A)............................     6,511,662
                                                                     -------------
                                                                        18,184,494
                                                                     -------------

             HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
     174,800 Baxter International, Inc..............................     5,334,896
      66,100 Guidant Corp...........................................     3,979,220
                                                                     -------------
                                                                         9,314,116
                                                                     -------------

                                                                        VALUE
   SHARES                                                              (NOTE 1)
----------------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--1.1%
      74,400 AmerisourceBergen Corp................................. $   4,177,560
                                                                     -------------

             HOTELS, RESTAURANTS & LEISURE--5.6%
     118,800 Carnival Corp..........................................     4,719,924
     347,900 McDonald's Corp........................................     8,638,357
     259,100 Yum! Brands, Inc. (b)..................................     8,913,040
                                                                     -------------
                                                                        22,271,321
                                                                     -------------

             HOUSEHOLD DURABLES--3.9%
     135,500 Black & Decker Corp....................................     6,682,860
     125,000 Fortune Brands, Inc....................................     8,936,250
                                                                     -------------
                                                                        15,619,110
                                                                     -------------

             IT SERVICES--4.2%
     257,800 First Data Corp........................................    10,593,002
     225,900 SunGard Data Systems, Inc. (b).........................     6,259,689
                                                                     -------------
                                                                        16,852,691
                                                                     -------------

             INSURANCE--3.2%
     145,600 AFLAC, Inc.............................................     5,267,808
     130,300 MGIC Investment Corp...................................     7,419,282
                                                                     -------------
                                                                        12,687,090
                                                                     -------------

             LEISURE EQUIPMENT & PRODUCTS--1.3%
     275,900 Mattel, Inc............................................     5,316,593
                                                                     -------------

             MACHINERY--0.8%
      36,500 Illinois Tool Works, Inc...............................     3,062,715
                                                                     -------------

             MEDIA--11.1%
      90,500 Comcast Corp. (Special Class A) (b)....................     2,830,840
     146,400 EchoStar Communications Corp. (Class A) (b)............     4,977,600
      62,900 Gannett Co., Inc.......................................     5,608,164
     358,672 Hughes Electronics Corp. (b)...........................     5,936,022
      65,100 Knight-Ridder, Inc.....................................     5,036,787
     690,600 Liberty Media Corp. (Class A) (b)......................     8,211,234
     101,300 The Walt Disney Co.....................................     2,363,329
     505,000 Time Warner, Inc. (b)..................................     9,084,950
                                                                     -------------
                                                                        44,048,926
                                                                     -------------

             MULTI-UTILITIES--0.5%
      87,800 Duke Energy Co.........................................     1,795,510
                                                                     -------------

             MULTILINE RETAIL--2.6%
     238,600 J.C. Penney Co., Inc...................................     6,270,408
      88,400 Kohl's Corp. (b).......................................     3,972,696
                                                                     -------------
                                                                        10,243,104
                                                                     -------------

             OFFICE ELECTRONICS--1.7%
     498,900 Xerox Corp.............................................     6,884,820
                                                                     -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                        VALUE
   SHARES                                                              (NOTE 1)
----------------------------------------------------------------------------------

             OIL & GAS--3.2%
     109,100 Burlington Resources, Inc.............................. $   6,041,958
     101,371 ConocoPhillips.........................................     6,646,896
                                                                     -------------
                                                                        12,688,854
                                                                     -------------

             PHARMACEUTICALS--7.6%
     164,600 Abbott Laboratories....................................     7,670,360
     275,400 Bristol-Myers Squibb Co................................     7,876,440
     166,100 Merck & Co., Inc.......................................     7,673,820
     395,200 Schering-Plough Corp...................................     6,872,528
                                                                     -------------
                                                                        30,093,148
                                                                     -------------

             SPECIALTY RETAIL--4.9%
     356,900 The Gap, Inc...........................................     8,283,649
     247,400 The Home Depot, Inc....................................     8,780,226
     191,000 Toys "R" Us, Inc. (b)..................................     2,414,240
                                                                     -------------
                                                                        19,478,115
                                                                     -------------

             THRIFTS & MORTGAGE FINANCE--5.6%
     117,750 Federal National Mortgage Association..................     8,838,315
     333,100 Washington Mutual, Inc.................................    13,363,972
                                                                     -------------
                                                                        22,202,287
                                                                     -------------
             Total Common Stocks (Identified Cost $304,182,471).....   356,075,369
                                                                     -------------

    SHORT TERM INVESTMENTS--10.2%
        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                 REPURCHASE AGREEMENT--10.2%
    $ 40,686,000 State Street Corp. Repurchase Agreement dated
                  12/31/03 at 0.150% to be repurchased at
                  $40,686,339 on 01/02/04, collateralized
                  by $41,705,000 U.S. Treasury Note 3.625%
                  due 03/31/04 with a value of
                  $41,922,075................................. $  40,686,000
                                                               -------------
                 Total Short Term Investments
                  (Identified Cost $40,686,000)...............    40,686,000
                                                               -------------
                 Total Investments--99.9%
                  (Identified Cost $344,868,471) (a)..........   396,761,369
                 Other assets less liabilities................       300,578
                                                               -------------
                 TOTAL NET ASSETS--100%....................... $ 397,061,947
                                                               =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.........................            $356,075,369
      Investments in repurchase agreements.........              40,686,000
      Cash.........................................                     276
      Collateral for securities loaned.............               2,163,000
      Receivable for:
       Securities sold.............................               1,150,734
       Fund shares sold............................                 605,620
       Dividends and interest......................                 521,715
                                                               ------------
        Total Assets...............................             401,202,714
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  121,007
       Securities purchased........................  1,584,327
       Return of collateral for securities loaned..  2,163,000
      Accrued expenses:
       Management fees.............................    237,516
       Service and distribution fees...............     11,993
       Other expenses..............................     22,924
                                                    ----------
        Total Liabilities..........................               4,140,767
                                                               ------------
    NET ASSETS.....................................            $397,061,947
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $356,077,271
       Undistributed net investment income.........               2,106,244
       Accumulated net realized gains (losses).....             (13,014,466)
       Unrealized appreciation (depreciation) on
        investments................................              51,892,898
                                                               ------------
    NET ASSETS.....................................            $397,061,947
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($296,728,133 divided by 24,608,580
     shares outstanding)...........................            $      12.06
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($1,137,776 divided by 94,755 shares
     outstanding)..................................            $      12.01
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($99,196,038 divided by 8,252,636 shares
     outstanding)..................................            $      12.02
                                                               ============
    Identified cost of investments.................            $344,868,471
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $ 4,606,449 (a)
       Interest................................                  61,643 (b)
                                                            -----------
                                                              4,668,092
     EXPENSES
       Management fees......................... $2,273,216
       Service and distribution fees--Class B..      1,166
       Service and distribution fees--Class E..     82,561
       Directors' fees and expenses............     24,080
       Custodian...............................     85,660
       Audit and tax services..................     22,300
       Legal...................................     11,985
       Printing................................    116,606
       Insurance...............................      7,956
       Miscellaneous...........................      7,989
                                                ----------
       Total expenses before reductions........  2,633,519
       Expense reductions......................    (71,671)   2,561,848
                                                ----------  -----------
     NET INVESTMENT INCOME.....................               2,106,244
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (8,409,227)
     Unrealized appreciation (depreciation) on:
       Investments--net........................              78,955,204
                                                            -----------
     Net gain (loss)...........................              70,545,977
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $72,652,221
                                                            ===========

(a)Net of foreign taxes of $19,849.
(b)Includes income on securities loaned of $8,062.

                See accompanying notes to financial statements.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,106,244  $  1,701,927
  Net realized gain (loss)..........................................   (8,409,227)   (4,086,325)
  Unrealized appreciation (depreciation)............................   78,955,204   (40,594,234)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   72,652,221   (42,978,632)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0    (1,906,053)
    Class E.........................................................            0       (44,956)
                                                                     ------------  ------------
                                                                                0    (1,951,009)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0    (3,650,412)
    Class E.........................................................            0      (104,871)
                                                                     ------------  ------------
                                                                                0    (3,755,283)
                                                                     ------------  ------------
   Tax return of capital
    Class A.........................................................            0    (2,156,274)
    Class E.........................................................            0       (61,947)
                                                                     ------------  ------------
                                                                                0    (2,218,221)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................            0    (7,924,513)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   70,921,920    90,448,033
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  143,574,141    39,544,888

NET ASSETS
  Beginning of the period...........................................  253,487,806   213,942,918
                                                                     ------------  ------------
  End of the period................................................. $397,061,947  $253,487,806
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,106,244  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,508,442  $ 37,028,371   8,504,623  $ 94,758,366
  Reinvestments...............................................          0             0     728,606     7,712,739
  Redemptions................................................. (2,688,260)  (27,168,061) (3,933,937)  (38,683,218)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    820,182  $  9,860,310   5,299,292  $ 63,787,887
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     95,797  $  1,012,485         921  $      8,503
  Redemptions.................................................     (1,957)      (21,603)         (6)          (54)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     93,840  $    990,882         915  $      8,449
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  6,586,078  $ 69,973,430   3,100,282  $ 31,860,553
  Reinvestments...............................................          0             0      21,333       211,774
  Redemptions.................................................   (933,250)   (9,902,702)   (537,798)   (5,420,630)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  5,652,828  $ 60,070,728   2,583,817  $ 26,651,697
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,566,850  $ 70,921,920   7,884,024  $ 90,448,033
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                      CLASS A
                                                   ---------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------
                                                     2003     2002      2001      2000     1999
                                                   -------- --------  --------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $   9.61 $  11.56  $   9.79  $  8.93  $  9.70
                                                   -------- --------  --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.07     0.06      0.08     0.13     0.10
 Net realized and unrealized gain (loss) on
   investments....................................     2.38    (1.66)     1.72     0.97    (0.78)
                                                   -------- --------  --------  -------  -------
 Total from investment operations.................     2.45    (1.60)     1.80     1.10    (0.68)
                                                   -------- --------  --------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........     0.00    (0.09)    (0.03)   (0.14)   (0.08)
 Distributions from net realized capital gains....     0.00    (0.16)     0.00    (0.10)   (0.01)
 Tax return of capital............................     0.00    (0.10)     0.00     0.00     0.00
                                                   -------- --------  --------  -------  -------
 Total distributions..............................     0.00    (0.35)    (0.03)   (0.24)   (0.09)
                                                   -------- --------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD                     $  12.06 $   9.61  $  11.56  $  9.79  $  8.93
                                                   ======== ========  ========  =======  =======
TOTAL RETURN (%)..................................     25.5    (14.2)     18.4     12.4     (6.9)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.83     0.83      0.86     0.94     0.91
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.81     0.82      0.84     0.85       --
Ratio of net investment income to average net
 assets (%).......................................     0.70     0.68      0.98     1.74     1.63
Portfolio turnover rate (%).......................       13       30        33       82       17
Net assets, end of period (000)................... $296,728 $228,544  $213,758  $53,575  $38,378
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)............       --       --        --       --     1.15

                                                              CLASS B                        CLASS E
                                                   -------------------------     ---------------------------
                                                                JULY 30, 2002(A)    YEAR ENDED    MAY 1, 2001(A)
                                                    YEAR ENDED      THROUGH        DECEMBER 31,      THROUGH
                                                   DECEMBER 31,   DECEMBER 31,   ---------------   DECEMBER 31,
                                                       2003           2002        2003     2002        2001
                                                   ------------ ---------------- ------- -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 9.59         $ 9.96      $  9.59 $ 11.55      $11.00
                                                      ------         ------      ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................      0.02           0.01         0.04    0.09        0.00
 Net realized and unrealized gain (loss) on
   investments....................................      2.40          (0.38)        2.39   (1.71)       0.55
                                                      ------         ------      ------- -------      ------
 Total from investment operations.................      2.42          (0.37)        2.43   (1.62)       0.55
                                                      ------         ------      ------- -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      0.00           0.00         0.00   (0.08)       0.00
 Distributions from net realized capital gains....      0.00           0.00         0.00   (0.16)       0.00
 Tax return of capital............................      0.00           0.00         0.00   (0.10)       0.00
                                                      ------         ------      ------- -------      ------
 Total distributions..............................      0.00           0.00         0.00   (0.34)       0.00
                                                      ------         ------      ------- -------      ------
NET ASSET VALUE, END OF PERIOD....................    $12.01         $ 9.59      $ 12.02 $  9.59      $11.55
                                                      ======         ======      ======= =======      ======
TOTAL RETURN (%)                                        25.2           (3.7)(b)     25.3   (14.3)        5.0 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................      1.08           1.08 (c)     0.98    0.98        1.01 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................      1.06           1.07 (c)     0.96    0.97        0.98 (c)
Ratio of net investment income to average net
 assets (%).......................................      0.55           0.61 (c)     0.60    0.67        1.28 (c)
Portfolio turnover rate (%).......................        13             30           13      30          33
Net assets, end of period (000)...................    $1,138         $    9      $99,196 $24,936      $  185

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.7% OF TOTAL NET ASSETS


                                                                 VALUE
           SHARES                                               (NOTE 1)
        ----------------------------------------------------------------------

                        AUTOMOBILES--0.8%
             105,200    Harley-Davidson, Inc................. $   5,000,156
                                                              -------------

                        BEVERAGES--0.9%
              99,400    Anheuser-Busch Cos., Inc.............     5,236,392
                                                              -------------

                        BIOTECHNOLOGY--6.3%
             257,700    Amgen, Inc. (b)......................    15,925,860
             110,300    Genentech, Inc. (b)..................    10,320,771
             140,900    Gilead Sciences, Inc. (b)............     8,191,926
             142,300    MedImmune, Inc. (b)..................     3,614,420
                                                              -------------
                                                                 38,052,977
                                                              -------------

                        CAPITAL MARKETS--4.8%
             111,300    Goldman Sachs Group, Inc.............    10,988,649
             162,400    Merrill Lynch & Co., Inc.............     9,524,760
             161,300    State Street Corp....................     8,400,504
                                                              -------------
                                                                 28,913,913
                                                              -------------

                        COMMERCIAL BANKS--0.9%
             115,000    Bank One Corp........................     5,242,850
                                                              -------------

                        COMMERCIAL SERVICES & SUPPLIES--1.0%
              89,800    Apollo Group, Inc. (Class A) (b).....     6,106,400
                                                              -------------

                        COMMUNICATION EQUIPMENT--4.6%
             941,600    Cisco Systems, Inc. (b)..............    22,871,464
              94,000    Motorola, Inc........................     1,322,580
             103,800    Nokia Corp. (ADR)....................     1,764,600
              32,600    Qualcomm, Inc........................     1,758,118
                                                              -------------
                                                                 27,716,762
                                                              -------------

                        COMPUTER & PERIPHERALS--6.3%
             382,800    Dell, Inc. (b).......................    12,999,888
             646,200    EMC Corp. (b)........................     8,348,904
             258,600    Hewlett-Packard Co...................     5,940,042
             112,200    International Business Machines Corp.    10,398,696
                                                              -------------
                                                                 37,687,530
                                                              -------------

                        CONSUMER FINANCE--2.5%
             312,900    American Express Co..................    15,091,167
                                                              -------------

                        DIVERSIFIED FINANCIAL SERVICES--2.2%
             274,300    Citigroup, Inc.......................    13,314,522
                                                              -------------

                        ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
             379,100    Agilent Technologies, Inc. (b).......    11,084,884
                                                              -------------

                        ENERGY EQUIPMENT & SERVICES--2.5%
             125,200    BJ Services Co. (b)..................     4,494,680
             192,400    Schlumberger, Ltd....................    10,528,128
                                                              -------------
                                                                 15,022,808
                                                              -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 FOOD & STAPLES RETAILING--3.7%
         155,200 Costco Wholesale Corp. (b).................. $   5,770,336
         212,300 Wal-Mart Stores, Inc........................    11,262,515
          79,900 Whole Foods Market, Inc.....................     5,363,687
                                                              -------------
                                                                 22,396,538
                                                              -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
         153,900 Medtronic, Inc..............................     7,481,079
                                                              -------------

                 HEALTH CARE PROVIDERS & SERVICES--0.5%
         110,800 Caremark Rx, Inc. (b).......................     2,806,564
                                                              -------------

                 HOTELS, RESTAURANTS & LEISURE--3.4%
          63,100 Marriott International, Inc. (Class A)......     2,915,220
         313,400 McDonald's Corp.............................     7,781,722
         290,500 Starbucks Corp. (b).........................     9,603,930
                                                              -------------
                                                                 20,300,872
                                                              -------------

                 HOUSEHOLD DURABLES--0.2%
          18,400 Harman International Industries, Inc........     1,361,232
                                                              -------------

                 HOUSEHOLD PRODUCTS--0.8%
          48,600 The Procter & Gamble Co.....................     4,854,168
                                                              -------------

                 INDUSTRIAL CONGLOMERATES--3.4%
          68,200 3M Co.......................................     5,799,046
         469,600 General Electric Co.........................    14,548,208
                                                              -------------
                                                                 20,347,254
                                                              -------------

                 INSURANCE--1.3%
         114,900 American International Group, Inc...........     7,615,572
                                                              -------------

                 INTERNET & CATALOG RETAIL--2.3%
         123,400 eBay, Inc. (b)..............................     7,970,406
         173,700 InterActiveCorp (b).........................     5,893,641
                                                              -------------
                                                                 13,864,047
                                                              -------------

                 INTERNET SOFTWARE & SERVICES--1.4%
         179,300 Yahoo!, Inc. (b)............................     8,098,981
                                                              -------------

                 MEDIA--6.4%
         102,600 Clear Channel Communications, Inc...........     4,804,758
         221,692 Hughes Electronics Corp. (b)................     3,669,005
         559,700 Liberty Media Corp. (Class A) (b)...........     6,654,833
         210,800 Univision Communications, Inc. (Class A) (b)     8,366,652
         331,200 Viacom, Inc. (Class B)......................    14,698,656
                                                              -------------
                                                                 38,193,904
                                                              -------------

                 OIL & GAS--1.5%
          95,400 Total S.A. (ADR)............................     8,825,454
                                                              -------------

                 PERSONAL PRODUCTS--0.8%
          72,400 Avon Products, Inc..........................     4,886,276
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  PHARMACEUTICALS--9.3%
           84,200 Allergan, Inc............................. $   6,467,402
          130,700 AstraZeneca, Plc. (ADR)...................     6,323,266
           81,000 Forest Laboratories, Inc. (b).............     5,005,800
          151,600 Novartis AG (ADR).........................     6,956,924
          408,440 Pfizer, Inc...............................    14,430,185
           79,800 Roche Holdings, Ltd. (ADR)................     8,049,362
          147,800 Teva Pharmaceutical Industries, Ltd. (ADR)     8,381,738
                                                             -------------
                                                                55,614,677
                                                             -------------

                  SEMICONDUCTORS & EQUIPMENT--10.7%
          304,300 Altera Corp. (b)..........................     6,907,610
          104,600 Analog Devices, Inc. (b)..................     4,774,990
          205,500 Applied Materials, Inc. (b)...............     4,613,475
          707,700 Intel Corp................................    22,787,940
          151,600 KLA-Tencor Corp. (b)......................     8,894,372
           37,700 Marvell Technology Group, Ltd. (b)........     1,429,961
          503,300 Texas Instruments, Inc....................    14,786,954
                                                             -------------
                                                                64,195,302
                                                             -------------

                  SOFTWARE--6.9%
          127,500 Electronic Arts, Inc. (b).................     6,091,950
          712,600 Microsoft Corp............................    19,625,004
          209,700 PeopleSoft, Inc. (b)......................     4,781,160
          257,400 SAP AG (ADR)..............................    10,697,544
                                                             -------------
                                                                41,195,658
                                                             -------------

                  SPECIALTY RETAIL--4.7%
          277,400 Bed Bath & Beyond, Inc. (b)...............    12,025,290
            9,800 CarMax, Inc. (b)..........................       303,114
           98,400 Lowe's Cos., Inc..........................     5,450,376
          235,400 Tiffany & Co..............................    10,640,080
                                                             -------------
                                                                28,418,860
                                                             -------------

                  WIRELESS TELECOMMUNICATION SERVICES--1.5%
          349,800 Vodafone Group, Plc. (ADR)................     8,758,992
                                                             -------------
                  Total Common Stocks
                   (Identified Cost $478,362,717)...........   567,685,791
                                                             -------------

     PREFERRED STOCKS--0.0%
     ---------------------------------------------------------------------

                  MEDIA--0.0%
                1 The News Corp., Ltd. (ADR)................            18
                                                             -------------
                  Total Preferred Stocks
                   (Identified Cost $18)....................            18
                                                             -------------

        SHORT TERM INVESTMENTS--5.8%
            FACE                                             VALUE
           AMOUNT                                           (NOTE 1)
        ---------------------------------------------------------------

                     COMMERCIAL PAPER--5.8%
        $ 14,090,000 American Express Credit Corp.
                      0.350%, 01/02/2004................ $  14,090,000
           5,831,000 Citigroup, Inc. 0.700%, 01/02/04...     5,831,000
          14,711,000 General Electric Capital Corp.
                      0.750%, 01/02/2004................    14,711,000
                                                         -------------
                                                            34,632,000
                                                         -------------
                     Total Short Term Investments
                      (Identified Cost $34,632,000).....    34,632,000
                                                         -------------
                     Total Investments--100.5%
                      (Identified Cost $512,994,735) (a)   602,317,809
                     Other assets less liabilities......    (2,985,377)
                                                         -------------
                     TOTAL NET ASSETS--100%............. $ 599,332,432
                                                         =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value........................            $602,317,809
      Cash........................................                     124
      Receivable for:
       Securities sold............................               6,033,011
       Fund shares sold...........................               1,232,234
       Dividends and interest.....................                 378,841
       Foreign taxes..............................                  45,621
                                                              ------------
        Total Assets..............................             610,007,640
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  404,713
       Securities purchased.......................  9,865,873
       Withholding taxes..........................      6,300
      Accrued expenses:
       Management fees............................    321,265
       Service and distribution fees..............     49,968
       Deferred trustees fees.....................      3,906
       Other expenses.............................     23,183
                                                   ----------
        Total Liabilities.........................              10,675,208
                                                              ------------
    NET ASSETS....................................            $599,332,432
                                                              ============
      Net assets consist of:
       Capital paid in............................            $574,543,278
       Undistributed net investment income........                 332,998
       Accumulated net realized gains (losses)....             (64,866,918)
       Unrealized appreciation (depreciation) on
        investments...............................              89,323,074
                                                              ------------
    NET ASSETS....................................            $599,332,432
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($343,253,202 divided by 34,276,856
     shares outstanding)..........................            $      10.01
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($256,079,230 divided by 25,673,336
     shares outstanding)..........................            $       9.97
                                                              ============
    Identified cost of investments................            $512,994,735
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $  3,642,804 (a)
     Interest................................                    167,773
                                                            ------------
                                                               3,810,577
   EXPENSES
     Management fees......................... $  2,976,069
     Service and distribution fees--Class B..      327,291
     Directors' fees and expenses............       22,108
     Custodian...............................       87,497
     Audit and tax services..................       22,300
     Legal...................................       12,014
     Printing................................      105,477
     Insurance...............................        8,336
     Miscellaneous...........................        5,297
                                              ------------
     Total expenses before reductions........    3,566,389
     Expense reductions......................     (140,195)    3,426,194
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                    384,383
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (17,693,602)
     Options--net............................        6,316   (17,687,286)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                136,257,702
                                                            ------------
   Net gain (loss)...........................                118,570,416
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $118,954,799
                                                            ============

(a)Net of foreign taxes of $65,930.

                See accompanying notes to financial statements.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                                   MAY 1, 2002(A)
                                                                      YEAR ENDED      THROUGH
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    384,383   $    690,169
  Net realized gain (loss)..........................................  (17,687,286)   (47,179,632)
  Unrealized appreciation (depreciation)............................  136,257,702    (46,934,628)
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  118,954,799    (93,424,091)
                                                                     ------------   ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (551,417)             0
    Class B.........................................................     (190,137)             0
                                                                     ------------   ------------
  TOTAL DISTRIBUTIONS...............................................     (741,554)             0
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  140,539,809    434,003,469
                                                                     ------------   ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  258,753,054    340,579,378

NET ASSETS
  Beginning of the period...........................................  340,579,378              0
                                                                     ------------   ------------
  End of the period................................................. $599,332,432   $340,579,378
                                                                     ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    332,998   $    690,169
                                                                     ============   ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                              MAY 1, 2002(A)
                                                                      YEAR ENDED                  THROUGH
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,998,971  $ 25,320,663  41,378,419  $412,826,465
  Reinvestments...............................................     68,414       551,417           0             0
  Redemptions................................................. (5,533,490)  (47,391,337) (4,635,458)  (38,829,704)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (2,466,105) $(21,519,257) 36,742,961  $373,996,761
                                                               ==========  ============  ==========  ============
CLASS B
  Sales....................................................... 25,703,973  $223,774,201   7,478,824  $ 60,378,316
  Reinvestments...............................................     23,620       190,137           0             0
  Redemptions................................................. (7,486,471)  (61,905,272)    (46,610)     (371,608)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... 18,241,122  $162,059,066   7,432,214  $ 60,006,708
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. 15,775,017  $140,539,809  44,175,175  $434,003,469
                                                               ==========  ============  ==========  ============

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                             CLASS A                      CLASS B
                                                   ------------------------     -----------------------
                                                                MAY 1, 2002(A)               MAY 1, 2002(A)
                                                    YEAR ENDED     THROUGH       YEAR ENDED     THROUGH
                                                   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                       2003          2002           2003          2002
                                                   ------------ --------------  ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $   7.71      $  10.00       $   7.70      $ 10.00
                                                     --------      --------       --------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................       0.02          0.02           0.00         0.00
 Net realized and unrealized gain (loss) on
   investments....................................       2.30         (2.31)          2.28        (2.30)
                                                     --------      --------       --------      -------
 Total from investment operations.................       2.32         (2.29)          2.28        (2.30)
                                                     --------      --------       --------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      (0.02)         0.00          (0.01)        0.00
                                                     --------      --------       --------      -------
 Total Distributions..............................      (0.02)         0.00          (0.01)        0.00
                                                     --------      --------       --------      -------
NET ASSET VALUE, END OF PERIOD....................   $  10.01      $   7.71       $   9.97      $  7.70
                                                     ========      ========       ========      =======
TOTAL RETURN (%)..................................       30.1         (22.9)(b)       29.7        (23.0)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       0.73          0.74 (c)       0.98         0.99 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       0.70          0.68 (c)       0.95         0.93 (c)
Ratio of net investment income to average net
 assets (%).......................................       0.17          0.31 (c)      (0.11)        0.06 (c)
Portfolio turnover rate (%).......................         68            82 (c)         68           82 (c)
Net assets, end of period (000)...................   $343,253      $283,320       $256,079      $57,259

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.6% OF TOTAL NET ASSETS

                                                                  VALUE
         SHARES                                                  (NOTE 1)
        -------------------------------------------------------------------

                     AEROSPACE & DEFENSE--0.7%
            2,100    L-3 Communications Holdings, Inc. (b) (c) $    107,856
            4,100    United Technologies Corp.................      388,557
                                                               ------------
                                                                    496,413
                                                               ------------

                     AIR FREIGHT & COURIERS--0.2%
            1,800    United Parcel Service, Inc. (Class B)....      134,190
                                                               ------------

                     AIRLINES--0.1%
            3,500    Southwest Airlines Co....................       56,490
                                                               ------------

                     BEVERAGES--2.2%
            4,300    Anheuser-Busch Cos., Inc.................      226,524
            9,500    Coca-Cola Enterprises, Inc...............      207,765
           22,800    PepsiCo, Inc.............................    1,062,936
                                                               ------------
                                                                  1,497,225
                                                               ------------

                     BIOTECHNOLOGY--2.5%
           16,300    Amgen, Inc. (b)..........................    1,007,340
            2,200    Biogen Idec, Inc. (b)....................       80,916
            2,500    Genentech, Inc. (b)......................      233,925
            4,200    Genzyme Corp. (b)........................      207,228
            2,100    Gilead Sciences, Inc. (b)................      122,094
                                                               ------------
                                                                  1,651,503
                                                               ------------

                     BUILDING PRODUCTS--0.3%
            7,800    Masco Corp...............................      213,798
                                                               ------------

                     CAPITAL MARKETS--0.9%
            3,100    Merrill Lynch & Co., Inc.................      181,815
            1,800    SEI Investments Co.......................       54,846
            3,700    State Street Corp........................      192,696
           12,800    The Charles Schwab Corp..................      151,552
                                                               ------------
                                                                    580,909
                                                               ------------

                     COMMERCIAL BANKS--0.8%
            7,000    U.S. Bancorp.............................      208,460
            2,800    Wells Fargo & Co.........................      164,892
            2,400    Zions Bancorp............................      147,192
                                                               ------------
                                                                    520,544
                                                               ------------

                     COMMERCIAL SERVICES & SUPPLIES--1.7%
            5,800    Apollo Group, Inc. (Class A) (b).........      394,400
            3,500    Automatic Data Processing, Inc...........      138,635
           11,600    Career Education Corp. (b)...............      464,812
            1,300    H&R Block, Inc...........................       71,981
            2,400    Iron Mountain, Inc. (b)..................       94,896
                                                               ------------
                                                                  1,164,724
                                                               ------------

                     COMMUNICATION EQUIPMENT--5.5%
            9,100    Avaya, Inc. (b)..........................      117,754
            9,300    CIENA Corp. (b)..........................       61,752
           91,300    Cisco Systems, Inc. (b)..................    2,217,677
            2,600    Harris Corp..............................       98,670

                                                               VALUE
         SHARES                                               (NOTE 1)
        -------------------------------------------------------------------

                  COMMUNICATION EQUIPMENT--(CONTINUED)
           10,900 Nokia Corp. (ADR)........................ $    185,300
           19,500 Qualcomm, Inc............................    1,051,635
                                                            ------------
                                                               3,732,788
                                                            ------------

                  COMPUTER & PERIPHERALS--5.2%
           47,600 Dell, Inc. (b)...........................    1,616,496
            7,400 EMC Corp.................................       95,608
           10,000 International Business Machines Corp.....      926,800
            1,200 Lexar Media, Inc. (b)....................       20,916
            8,500 Lexmark International, Inc. (Class A) (b)      668,440
            2,900 SanDisk Corp. (b)........................      177,306
                                                            ------------
                                                               3,505,566
                                                            ------------

                  CONSUMER FINANCE--3.5%
            2,700 American Express Co......................      130,221
           15,300 Capital One Financial Corp...............      937,737
           52,100 MBNA Corp................................    1,294,685
                                                            ------------
                                                               2,362,643
                                                            ------------

                  CONTAINERS & PACKAGING--0.1%
            1,400 Sealed Air Corp. (b).....................       75,796
                                                            ------------

                  DIVERSIFIED FINANCIAL SERVICES--1.2%
           14,600 Citigroup, Inc...........................      708,684
            3,900 Doral Financial Corp.....................      125,892
                                                            ------------
                                                                 834,576
                                                            ------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
            6,400 BellSouth Corp...........................      181,120
            8,100 CenturyTel, Inc..........................      264,222
            5,200 Sprint Corp. (FON Group).................       85,384
                                                            ------------
                                                                 530,726
                                                            ------------

                  ELECTRIC UTILITIES--0.8%
           16,700 Edison International, Inc. (b)...........      366,231
            3,600 Entergy Corp.............................      205,668
                                                            ------------
                                                                 571,899
                                                            ------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
            3,200 Arrow Electronics, Inc. (b)..............       74,048
            2,400 Jabil Circuit, Inc. (b)..................       67,920
                                                            ------------
                                                                 141,968
                                                            ------------

                  ENERGY EQUIPMENT & SERVICES--0.1%
            3,200 Global SantaFe Corp......................       79,456
                                                            ------------

                  FOOD & STAPLES RETAILING--3.4%
            1,000 Performance Food Group Co. (b) (c).......       36,170
            2,800 Sysco Corp...............................      104,244
            7,100 The Kroger Co............................      131,421
           38,400 Wal-Mart Stores, Inc.....................    2,037,120
                                                            ------------
                                                               2,308,955
                                                            ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------------------------------------------------------------------------

              HEALTH CARE EQUIPMENT & SUPPLIES--2.6%
        1,000 Beckman Coulter, Inc............................ $     50,830
        7,000 Boston Scientific Corp. (b).....................      257,320
        1,800 Fisher Scientific International, Inc............       74,466
        6,700 Guidant Corp....................................      403,340
       15,000 Medtronic, Inc..................................      729,150
        1,100 St. Jude Medical, Inc. (b)......................       67,485
        3,000 Steris Corp. (b)................................       67,800
        1,700 Varian Medical Systems, Inc.....................      117,470
                                                               ------------
                                                                  1,767,861
                                                               ------------

              HEALTH CARE PROVIDERS & SERVICES--4.6%
        3,500 AmerisourceBergen Corp..........................      196,525
          600 Anthem, Inc. (b)................................       45,000
        7,700 Cardinal Health, Inc............................      470,932
        5,000 Caremark Rx, Inc. (b)...........................      126,650
        1,300 Community Health Systems, Inc. (b)..............       34,554
        8,500 Coventry Health Care, Inc. (b)..................      548,165
          900 Express Scripts, Inc. (Class A) (b).............       59,787
        4,500 Health Management Associates, Inc. (Class A)....      108,000
        2,400 Henry Schein, Inc. (b)..........................      162,192
        2,800 IMS Health, Inc.................................       69,608
        2,300 Manor Care, Inc.................................       79,511
          900 McKesson Corp...................................       28,944
        4,500 Medco Health Solutions, Inc. (b)................      152,955
        1,300 Mid Atlantic Medical Services, Inc. (b).........       84,240
        2,600 Patterson Dental Co. (b)........................      166,816
        7,900 UnitedHealth Group, Inc.........................      459,622
        2,300 Universal Health Services, Inc. (Class B) (b)...      123,556
        1,100 WellChoice, Inc. (b)............................       37,950
        1,700 WellPoint Health Networks, Inc. (b).............      164,883
                                                               ------------
                                                                  3,119,890
                                                               ------------

              HOTELS, RESTAURANTS & LEISURE--1.9%
        1,200 CBRL Group, Inc.................................       45,912
        2,900 GTECH Holdings Corp. (b)........................      143,521
        4,600 Harrah's Entertainment, Inc.....................      228,942
        1,400 Marriott International, Inc. (Class A)..........       64,680
       12,600 Royal Caribbean Cruises, Ltd. (c)...............      438,354
        6,700 Starbucks Corp. (b).............................      221,502
        3,700 Yum! Brands, Inc. (b)...........................      127,280
                                                               ------------
                                                                  1,270,191
                                                               ------------

              HOUSEHOLD DURABLES--1.3%
        4,700 D.R. Horton, Inc................................      203,322
        3,400 Lennar Corp.....................................      326,400
        5,100 Whirlpool Corp..................................      370,515
                                                               ------------
                                                                    900,237
                                                               ------------

              HOUSEHOLD PRODUCTS--1.7%
       11,200 The Procter & Gamble Co.........................    1,118,656
                                                               ------------

              IT SERVICES--1.4%
        7,364 Accenture, Ltd. (Class A) (b)...................      193,820
        3,300 Affiliated Computer Services, Inc. (Class A) (b)      179,718

                                                                   VALUE
    SHARES                                                        (NOTE 1)
   ----------------------------------------------------------------------------

             IT SERVICES--(CONTINUED)
       1,400 Cognizant Technology Solutions Corp. (Class A) (b) $     63,896
       2,100 Convergys Corp. (b)...............................       36,666
       5,100 Fiserv, Inc. (b)..................................      201,501
       3,000 Paychex, Inc......................................      111,600
       5,000 SunGard Data Systems, Inc. (b)....................      138,550
                                                                ------------
                                                                     925,751
                                                                ------------

             INDUSTRIAL CONGLOMERATES--6.5%
      11,800 3M Co.............................................    1,003,354
     109,100 General Electric Co...............................    3,379,918
                                                                ------------
                                                                   4,383,272
                                                                ------------

             INSURANCE--1.6%
      14,700 American International Group, Inc.................      974,316
       3,000 Fidelity National Financial, Inc..................      116,340
                                                                ------------
                                                                   1,090,656
                                                                ------------

             INTERNET & CATALOG RETAIL--0.1%
       2,520 InterActiveCorp (b)...............................       85,504
                                                                ------------

             INTERNET SOFTWARE & SERVICES--0.1%
       4,300 VeriSign, Inc. (b)................................       70,090
                                                                ------------

             INVESTMENT COMPANY--1.0%
      11,100 Nasdaq 100 Trust..................................      404,706
       2,500 SPDR Trust Series 1...............................      278,200
                                                                ------------
                                                                     682,906
                                                                ------------

             LEISURE EQUIPMENT & PRODUCTS--0.1%
       2,400 Mattel, Inc.......................................       46,248
                                                                ------------

             MEDIA--2.4%
       2,000 Comcast Corp. (Class A)...........................       65,740
      13,000 Comcast Corp. (Special Class A) (b)...............      406,640
       8,100 EchoStar Communications Corp. (Class A) (b).......      275,400
       3,500 Fox Entertainment Group, Inc. (Class A) (b).......      102,025
       1,600 Getty Images, Inc. (b)............................       80,208
      21,400 Liberty Media Corp. (Class A) (b).................      254,446
       2,000 Omnicom Group, Inc................................      174,660
       4,300 The Walt Disney Co................................      100,319
       7,300 Time Warner, Inc. (b).............................      131,327
                                                                ------------
                                                                   1,590,765
                                                                ------------

             METALS & MINING--0.7%
      10,400 Freeport-McMoRan Copper & Gold, Inc. (Class B)....      438,152
                                                                ------------

             MULTILINE RETAIL--0.7%
       4,000 Family Dollar Stores, Inc.........................      143,520
       2,100 Federated Department Stores, Inc..................       98,973
       5,100 Kohl's Corp. (b)..................................      229,194
                                                                ------------
                                                                     471,687
                                                                ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                   OFFICE ELECTRONICS--0.3%
            13,900 Xerox Corp. (b)........................ $    191,820
                                                           ------------

                   OIL & GAS--0.2%
             2,000 Burlington Resources, Inc..............      110,760
                                                           ------------

                   PHARMACEUTICALS--11.6%
            19,200 Abbott Laboratories....................      894,720
             5,200 Allergan, Inc..........................      399,412
             2,900 Amylin Pharmaceuticals, Inc. (b).......       64,438
             1,200 Barr Laboratories, Inc. (b)............       92,340
             5,900 Forest Laboratories, Inc. (b)..........      364,620
            34,600 Johnson & Johnson......................    1,787,436
             6,700 Merck & Co., Inc.......................      309,540
            90,500 Pfizer, Inc............................    3,197,365
            16,100 Wyeth..................................      683,445
                                                           ------------
                                                              7,793,316
                                                           ------------

                   SEMICONDUCTORS & EQUIPMENT--10.7%
            10,200 Altera Corp. (b).......................      231,540
            21,200 Applied Materials, Inc. (b)............      475,940
           122,200 Intel Corp.............................    3,934,839
             2,500 Intersil Corp. (Class A)...............       62,125
             4,200 KLA-Tencor Corp. (b)...................      246,414
            10,500 Lam Research Corp. (b).................      339,150
             3,800 Linear Technology Corp.................      159,866
             6,900 LSI Logic Corp. (b)....................       61,203
             2,200 Marvell Technology Group, Ltd. (b).....       83,446
             1,600 Novellus Systems, Inc. (b).............       67,280
             8,600 PMC-Sierra, Inc. (b)...................      173,290
             7,600 QLogic Corp. (b).......................      392,160
            33,400 Texas Instruments, Inc.................      981,292
                                                           ------------
                                                              7,208,545
                                                           ------------

                   SOFTWARE--7.7%
             5,700 Adobe Systems, Inc.....................      224,010
             4,700 Computer Associates International, Inc.      128,498
             2,000 Electronic Arts, Inc. (b)..............       95,560
             3,400 Fair Isaac Corp........................      167,144
             3,300 Macromedia, Inc. (b)...................       58,872
             1,400 Mercury Interactive Corp. (b)..........       68,096
           119,000 Microsoft Corp.........................    3,277,260
            20,500 Oracle Corp............................      270,600
            24,600 Symantec Corp. (b).....................      852,390
             1,800 VERITAS Software Corp. (b).............       66,888
                                                           ------------
                                                              5,209,318
                                                           ------------

                                                              VALUE
          SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                   SPECIALTY RETAIL--7.6%
             4,700 Advanced Auto Parts Co. (b)............ $    382,580
             4,200 AutoZone, Inc. (b).....................      357,882
             6,600 Bed Bath & Beyond, Inc. (b)............      286,110
             8,200 Best Buy Co., Inc......................      428,368
             3,900 Chico's FAS, Inc. (b)..................      144,105
            22,100 Lowe's Cos., Inc.......................    1,224,119
             1,400 Michaels Stores, Inc...................       61,880
             2,600 PETsMART, Inc..........................       61,880
             2,500 Rent-A-Center, Inc. (b)................       74,700
            18,600 Staples, Inc. (b)......................      507,780
            29,700 The Home Depot, Inc....................    1,054,053
            21,700 TJX Cos., Inc..........................      478,485
             2,400 Williams-Sonoma, Inc. (b)..............       83,448
                                                           ------------
                                                              5,145,390
                                                           ------------

                   TEXTILES, APPARELS & LUXURY GOODS--0.5%
             1,900 Liz Claiborne, Inc.....................       67,374
             5,800 Reebok International, Ltd..............      228,056
               900 The Timberland Co. (Class A)...........       46,863
                                                           ------------
                                                                342,293
                                                           ------------

                   THRIFTS & MORTGAGE FINANCE--2.1%
             6,100 Federal Home Loan Mortgage Corp........      355,752
            14,500 Federal National Mortgage Association..    1,088,370
                                                           ------------
                                                              1,444,122
                                                           ------------

                   TOBACCO--1.0%
            11,800 Altria Group, Inc......................      642,156
                                                           ------------
                   Total Common Stocks
                    (Identified Cost $57,700,928).........   66,509,755
                                                           ============

         SHORT TERM INVESTMENTS--1.2%
           FACE
          AMOUNT
         --------------------------------------------------------------

                   COMMERCIAL PAPER--1.2%
         $ 790,000 UBS Finance, Inc. 0.750%, 01/02/04.....      789,984
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $789,984)............      789,984
                                                           ------------
                   Total Investments--99.8%
                    (Identified Cost $58,490,912) (a).....   67,299,739
                   Other assets less liabilities..........      141,297
                                                           ------------
                   TOTAL NET ASSETS--100%................. $ 67,441,036
                                                           ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $ 67,299,739
       Cash.........................................                   802
       Collateral for securities loaned.............               287,238
       Receivable for:
        Fund shares sold............................               184,957
        Dividends...................................                53,786
                                                              ------------
         Total Assets...............................            67,826,522
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $ 28,179
        Return of collateral for securities loaned..  287,238
       Accrued expenses:
        Management fees.............................   46,576
        Service and distribution fees...............    1,677
        Other expenses..............................   21,816
                                                     --------
         Total Liabilities..........................               385,486
                                                              ------------
     NET ASSETS.....................................          $ 67,441,036
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $ 97,356,398
        Undistributed net investment income.........                51,934
        Accumulated net realized gains (losses).....           (38,776,123)
        Unrealized appreciation (depreciation) on
         investments................................             8,808,827
                                                              ------------
     NET ASSETS.....................................          $ 67,441,036
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($54,653,977 divided by 12,088,389 shares
      outstanding)..................................          $       4.52
                                                              ============
     CLASS B
     Net asset value and redemption price per share
      ($1,624,799 divided by 360,884 shares
      outstanding)..................................          $       4.50
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($11,162,260 divided by 2,478,678 shares
      outstanding)..................................          $       4.50
                                                              ============
     Identified cost of investments.................          $ 58,490,912
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................           $   581,580 (a)
        Interest................................                11,891 (b)
                                                           -----------
                                                               593,471
      EXPENSES
        Management fees......................... $455,927
        Service and distribution fees--Class B..    1,139
        Service and distribution fees--Class E..   11,812
        Directors' fees and expenses............   24,080
        Custodian...............................   76,633
        Audit and tax services..................   22,300
        Legal...................................    2,926
        Printing................................   25,111
        Insurance...............................    1,466
        Miscellaneous...........................    3,662
                                                 --------
        Total expenses before reductions........  625,056
        Expense reimbursements..................  (42,198)
        Expense reductions......................  (41,321)     541,537
                                                 --------  -----------
      NET INVESTMENT INCOME.....................                51,934
                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................            (2,800,920)
      Unrealized appreciation (depreciation) on:
        Investments--net........................            16,172,583
                                                           -----------
      Net gain (loss)...........................            13,371,663
                                                           -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................           $13,423,597
                                                           ===========

(a)Net of foreign taxes of $124.
(b)Includes income on securities loaned of $523.

                See accompanying notes to financial statements.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    51,934  $     (3,197)
  Net realized gain (loss)..........................................  (2,800,920)  (12,476,322)
  Unrealized appreciation (depreciation)............................  16,172,583    (5,070,034)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  13,423,597   (17,549,553)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   7,688,966     8,216,034
                                                                     -----------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  21,112,563    (9,333,519)

NET ASSETS
  Beginning of the period...........................................  46,328,473    55,661,992
                                                                     -----------  ------------
  End of the period................................................. $67,441,036  $ 46,328,473
                                                                     ===========  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    51,934  $          0
                                                                     ===========  ============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,152,945  $ 24,034,542   6,255,648  $ 25,761,855
  Redemptions................................................. (5,729,150)  (22,707,536) (5,408,470)  (21,744,390)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    423,795  $  1,327,006     847,178  $  4,017,465
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    401,795  $  1,696,091         228  $      1,000
  Redemptions.................................................    (41,139)     (175,038)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    360,656  $  1,521,053         228  $      1,000
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,843,569  $  7,284,870   1,221,813  $  4,956,295
  Redemptions.................................................   (611,249)   (2,443,963)   (180,921)     (758,726)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,232,320  $  4,840,907   1,040,892  $  4,197,569
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,016,771  $  7,688,966   1,888,298  $  8,216,034
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                       CLASS A
                                                                       ------------------------------------
                                                                                                 MAY 1, 2000(A)
                                                                        YEAR ENDED DECEMBER 31,     THROUGH
                                                                       ------------------------   DECEMBER 31,
                                                                        2003     2002     2001        2000
                                                                       ------- -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  3.59 $  5.05  $  7.29     $ 10.00
                                                                       ------- -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.00    0.00    (0.01)      (0.01)
 Net realized and unrealized gain (loss) on investments...............    0.93   (1.46)   (2.23)      (2.70)
                                                                       ------- -------  -------     -------
 Total from investment operations.....................................    0.93   (1.46)   (2.24)      (2.71)
                                                                       ------- -------  -------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  4.52 $  3.59  $  5.05     $  7.29
                                                                       ======= =======  =======     =======
TOTAL RETURN (%)......................................................    25.9   (28.9)   (30.8)      (27.1)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.00    1.00     1.00        1.00 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.93      --       --          --
Ratio of net investment income to average net assets (%)..............    0.12    0.00    (0.25)      (0.23)(c)
Portfolio turnover rate (%)...........................................      90      60       77          70 (c)
Net assets, end of period (000)....................................... $54,654 $41,866  $54,626     $36,932
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......    1.07    1.07     1.12        1.39 (c)

                                                   CLASS B                           CLASS E
                                         -----------------------     ------------------------------------
                                                      MAY 1, 2002(A)                           MAY 1, 2001(A)
                                          YEAR ENDED     THROUGH      YEAR ENDED   YEAR ENDED     THROUGH
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2003          2002          2003         2002          2001
                                         ------------ -------------- ------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 3.57        $ 4.39       $  3.58       $ 5.04        $ 6.14
                                            ------        ------       -------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      0.00          0.00          0.00         0.00         (0.01)
 Net realized and unrealized gain
   (loss) on investments................      0.93         (0.82)         0.92        (1.46)        (1.09)
                                            ------        ------       -------       ------        ------
 Total from investment operations.......      0.93         (0.82)         0.92        (1.46)        (1.10)
                                            ------        ------       -------       ------        ------
NET ASSET VALUE, END OF PERIOD..........    $ 4.50        $ 3.57       $  4.50       $ 3.58        $ 5.04
                                            ======        ======       =======       ======        ======
TOTAL RETURN (%)........................      26.1         (18.7)(b)      25.7        (29.0)        (17.9)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................      1.25          1.25 (c)      1.15         1.15          1.15 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................      1.18            --          1.08           --            --
Ratio of net investment income to
 average net assets (%).................     (0.15)        (0.25)(c)     (0.04)       (0.06)        (0.35)(c)
Portfolio turnover rate (%).............        90            60            90           60            77
Net assets, end of period (000).........    $1,625        $  0.8       $11,162       $4,462        $1,036
The ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........      1.32          1.32 (c)      1.22         1.22         1.27 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.8% OF TOTAL NET ASSETS



                                                             VALUE
         SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.8%
            82,609 General Dynamics Corp................ $     7,467,027
            49,098 Goodrich Corp........................       1,457,720
           360,141 Honeywell International, Inc.........      12,039,514
           188,661 Lockheed Martin Corp.................       9,697,175
            76,607 Northrop Grumman Corp................       7,323,629
           173,888 Raytheon Co..........................       5,223,595
            73,952 Rockwell Collins, Inc................       2,220,779
           351,641 The Boeing Co........................      14,818,152
           196,587 United Technologies Corp.............      18,630,550
                                                         ---------------
                                                              78,878,141
                                                         ---------------

                   AIR FREIGHT & COURIERS--1.0%
           124,640 FedEx Corp...........................       8,413,200
            27,083 Ryder System, Inc....................         924,884
           469,892 United Parcel Service, Inc. (Class B)      35,030,449
                                                         ---------------
                                                              44,368,533
                                                         ---------------

                   AIRLINES--0.1%
            51,511 Delta Air Lines, Inc. (c)............         608,345
           328,866 Southwest Airlines Co................       5,307,897
                                                         ---------------
                                                               5,916,242
                                                         ---------------

                   AUTO COMPONENTS--0.2%
            30,779 Cooper Tire & Rubber Co..............         658,055
            62,053 Dana Corp............................       1,138,672
           233,951 Delphi Corp..........................       2,388,640
            37,732 Johnson Controls, Inc................       4,381,440
            73,201 The Goodyear Tire & Rubber Co. (c)...         575,360
            54,588 Visteon Corp. (c)....................         568,261
                                                         ---------------
                                                               9,710,428
                                                         ---------------

                   AUTOMOBILES--0.7%
           764,935 Ford Motor Co........................      12,238,960
           234,524 General Motors Corp..................      12,523,581
           126,796 Harley-Davidson, Inc.................       6,026,614
                                                         ---------------
                                                              30,789,155
                                                         ---------------

                   BEVERAGES--2.6%
            15,184 Adolph Coors Co. (Class B)...........         851,822
           340,384 Anheuser-Busch Cos., Inc.............      17,931,429
            25,536 Brown-Forman Corp. (Class B) (c).....       2,386,339
           190,045 Coca-Cola Enterprises, Inc...........       4,156,284
           109,781 Pepsi Bottling Group, Inc............       2,654,505
           717,209 PepsiCo, Inc.........................      33,436,284
         1,024,173 The Coca-Cola Co.....................      51,976,780
                                                         ---------------
                                                             113,393,443
                                                         ---------------

                   BIOTECHNOLOGY--1.2%
           538,963 Amgen, Inc. (b)......................      33,307,913
           137,216 Biogen Idec, Inc. (b)................       5,046,821
            78,423 Chiron Corp..........................       4,469,327
            93,641 Genzyme Corp. (b)....................       4,620,247

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 BIOTECHNOLOGY--(CONTINUED)
         103,414 MedImmune, Inc. (b)...................... $     2,626,716
                                                           ---------------
                                                                50,071,024
                                                           ---------------

                 BUILDING PRODUCTS--0.2%
          30,416 American Standard Cos., Inc. (b).........       3,062,891
         193,492 Masco Corp...............................       5,303,616
                                                           ---------------
                                                                 8,366,507
                                                           ---------------

                 CAPITAL MARKETS--3.5%
          45,353 Federated Investors, Inc. (Class B)......       1,331,564
         104,799 Franklin Resources, Inc..................       5,455,836
         197,943 Goldman Sachs Group, Inc.................      19,542,912
         852,368 J.P. Morgan Chase & Co...................      31,307,477
          99,907 Janus Capital Group, Inc.................       1,639,474
         113,437 Lehman Brothers Holdings, Inc............       8,759,605
         394,920 Merrill Lynch & Co., Inc.................      23,162,058
         452,465 Morgan Stanley...........................      26,184,150
          92,187 Northern Trust Corp......................       4,279,320
         139,625 State Street Corp........................       7,271,670
          52,022 T. Rowe Price Group, Inc.................       2,466,363
         323,181 The Bank of New York Co., Inc............      10,703,755
          40,951 The Bear Stearns Cos., Inc...............       3,274,032
         565,508 The Charles Schwab Corp..................       6,695,615
                                                           ---------------
                                                               152,073,831
                                                           ---------------

                 CHEMICALS--1.6%
          94,894 Air Products & Chemicals, Inc............       5,013,250
         416,468 E. I. du Pont de Nemours & Co............      19,111,717
          32,312 Eastman Chemical Co......................       1,277,293
         107,640 Ecolab, Inc..............................       2,946,107
          52,295 Engelhard Corp...........................       1,566,235
          21,110 Great Lakes Chemical Corp. (c)...........         573,981
          46,301 Hercules, Inc. (b).......................         564,872
          39,332 International Flavours & Fragrances, Inc.       1,373,473
         109,346 Monsanto Co..............................       3,146,978
          71,186 PPG Industries, Inc......................       4,557,328
         136,093 Praxair, Inc.............................       5,198,753
          93,321 Rohm & Haas Co...........................       3,985,740
          28,968 Sigma-Aldrich Corp.......................       1,656,390
         384,574 The Dow Chemical Co......................      15,986,741
                                                           ---------------
                                                                66,958,858
                                                           ---------------

                 COMMERCIAL BANKS--6.6%
         146,437 AmSouth Bancorp..........................       3,587,707
         620,728 Bank of America Corp.....................      49,925,153
         467,037 Bank One Corp............................      21,292,217
         228,357 BB&T Corp................................       8,823,714
          93,008 Charter One Financial, Inc...............       3,213,426
          73,183 Comerica, Inc............................       4,102,639
         237,905 Fifth Third Bancorp (c)..................      14,060,185
          52,540 First Tennessee National Corp............       2,317,014
         440,566 FleetBoston Financial Corp...............      19,230,706
          63,604 Golden West Financial Corp...............       6,563,297
          95,490 Huntington Bancshares, Inc...............       2,148,525

 See accompanying notes to statement of investments and financial statements.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                   COMMERCIAL BANKS--(CONTINUED)
           175,012 Keycorp............................... $     5,131,352
            94,914 Marshall & Ilsley Corp................       3,630,461
           179,803 Mellon Financial Corp.................       5,773,474
           253,969 National City Corp....................       8,619,708
            63,540 North Fork Bancorp Inc................       2,571,464
           115,833 PNC Financial Services Group, Inc.....       6,339,540
            92,985 Regions Financial Corp................       3,459,042
           138,623 SouthTrust Corp.......................       4,537,131
           117,821 SunTrust Banks, Inc...................       8,424,201
           125,866 Synovus Financial Corp. (c)...........       3,640,045
           805,776 U.S. Bancorp..........................      23,996,009
            78,775 Union Planters Corp...................       2,480,625
           553,028 Wachovia Corp.........................      25,765,575
           706,882 Wells Fargo & Co......................      41,628,281
            37,792 Zions Bancorp.........................       2,317,783
                                                          ---------------
                                                              283,579,274
                                                          ---------------

                   COMMERCIAL SERVICES & SUPPLIES--1.3%
           133,777 Allied Waste Industries, Inc. (b) (c).       1,856,825
            73,681 Apollo Group, Inc. (Class A) (b)......       5,010,308
           248,340 Automatic Data Processing, Inc........       9,836,747
            46,127 Avery Dennison Corp...................       2,584,035
           423,298 Cendant Corp. (b).....................       9,426,846
            71,576 Cintas Corp. (c)......................       3,588,105
           194,315 Concord EFS, Inc. (b).................       2,883,635
            21,116 Deluxe Corp...........................         872,724
            57,774 Equifax, Inc..........................       1,415,463
            74,480 H&R Block, Inc........................       4,123,958
            46,889 Monster Worldwide, Inc. (b)...........       1,029,682
            97,704 Pitney Bowes, Inc.....................       3,968,736
            47,352 R.R. Donnelley & Sons Co. (c).........       1,427,663
            71,156 Robert Half International, Inc. (b)...       1,660,781
            59,957 Sabre Holdings Corp. (Class A) (b) (c)       1,294,472
           243,337 Waste Management, Inc.................       7,202,775
                                                          ---------------
                                                               58,182,755
                                                          ---------------

                   COMMUNICATION EQUIPMENT--2.9%
           335,763 ADC Telecommunications, Inc. (b)......         997,216
            64,119 Andrew Corp. (c)......................         738,010
           173,986 Avaya, Inc. (b).......................       2,251,379
           196,690 CIENA Corp. (b).......................       1,306,021
         2,884,019 Cisco Systems, Inc. (b)...............      70,052,821
            80,557 Comverse Technology, Inc. (b).........       1,416,998
           553,963 Corning, Inc. (b).....................       5,777,834
           597,168 JDS Uniphase Corp. (b)................       2,179,663
         1,751,946 Lucent Technologies, Inc. (c).........       4,975,527
           971,734 Motorola, Inc.........................      13,672,297
           334,247 Qualcomm, Inc.........................      18,025,941
            63,437 Scientific-Atlanta, Inc...............       1,731,830
           172,404 Tellabs, Inc. (b).....................       1,453,366
                                                          ---------------
                                                              124,578,903
                                                          ---------------

                   COMPUTER & PERIPHERALS--3.8%
           151,362 Apple Computer, Inc. (b)..............       3,234,606
         1,069,674 Dell, Inc. (b)........................      36,326,129

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    ------------------------------------------------------------------------

                COMPUTER & PERIPHERALS--(CONTINUED)
      1,003,986 EMC Corp.................................... $    12,971,499
        135,316 Gateway, Inc. (b)...........................         622,454
      1,273,844 Hewlett-Packard Co..........................      29,260,197
        718,744 International Business Machines Corp........      66,613,194
         53,743 Lexmark International, Inc. (Class A) (b)...       4,226,349
         39,584 NCR Corp. (b)...............................       1,535,859
        144,145 Network Appliance, Inc. (b) (c).............       2,959,297
      1,364,761 Sun Microsystems, Inc. (b)..................       6,127,777
                                                             ---------------
                                                                 163,877,361
                                                             ---------------

                CONSTRUCTION & ENGINEERING--0.0%
         34,617 Fluor Corp..................................       1,372,218
                                                             ---------------

                CONSTRUCTION MATERIALS--0.0%
         42,427 Vulcan Materials Co.........................       2,018,252
                                                             ---------------

                CONSUMER FINANCE--1.2%
        537,406 American Express Co.........................      25,919,091
         96,473 Capital One Financial Corp..................       5,912,830
        533,489 MBNA Corp...................................      13,257,202
        121,157 Providian Financial Corp. (b)...............       1,410,267
        188,261 SLM Corp....................................       7,093,675
                                                             ---------------
                                                                  53,593,065
                                                             ---------------

                CONTAINERS & PACKAGING--0.2%
         23,598 Ball Corp...................................       1,405,733
         22,178 Bemis Co., Inc..............................       1,108,900
         65,763 Pactiv Corp. (b)............................       1,571,736
         35,443 Sealed Air Corp. (c)........................       1,918,884
         22,611 Temple-Inland, Inc..........................       1,417,031
                                                             ---------------
                                                                   7,422,284
                                                             ---------------

                DISTRIBUTORS--0.1%
         72,627 Genuine Parts Co............................       2,411,216
                                                             ---------------

                DIVERSIFIED FINANCIAL SERVICES--2.6%
      2,155,149 Citigroup, Inc..............................     104,610,932
         62,299 Moody's Corp................................       3,772,204
        135,150 Principal Financial Group, Inc..............       4,469,411
                                                             ---------------
                                                                 112,852,547
                                                             ---------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
        130,628 ALLTEL Corp.................................       6,084,652
        330,092 AT&T Corp...................................       6,700,868
        772,091 BellSouth Corp..............................      21,850,175
         60,089 CenturyTel, Inc.............................       1,960,103
        118,717 Citizens Communications Co..................       1,474,465
        738,746 Qwest Communications International, Inc. (b)       3,191,383
      1,383,104 SBC Communications, Inc.....................      36,057,521
        377,116 Sprint Corp. (FON Group)....................       6,192,245
      1,153,698 Verizon Communications, Inc.................      40,471,726
                                                             ---------------
                                                                 123,983,138
                                                             ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 ELECTRIC UTILITIES--2.1%
          52,480 Allegheny Energy, Inc. (c)............... $       669,645
          68,005 Ameren Corp. (c).........................       3,128,230
         164,933 American Electric Power Co., Inc.........       5,032,106
          74,644 Cinergy Corp.............................       2,896,934
          67,280 CMS Energy Corp. (c).....................         573,226
          94,403 Consolidated Edison, Inc.................       4,060,273
          70,220 Constellation Energy Group, Inc..........       2,749,815
         135,531 Dominion Resources, Inc..................       8,650,944
          70,252 DTE Energy Co............................       2,767,929
         136,042 Edison International, Inc. (b)...........       2,983,401
          95,589 Entergy Corp.............................       5,460,999
         136,620 Exelon Corp..............................       9,066,103
         137,796 FirstEnergy Corp.........................       4,850,419
          76,988 FPL Group, Inc...........................       5,036,555
         173,275 PG&E Corp................................       4,811,847
          38,110 Pinnacle West Capital Corp...............       1,525,162
          74,253 PPL Corp.................................       3,248,569
         102,381 Progress Energy, Inc.....................       4,633,764
          98,243 Public Service Enterprise Group, Inc. (c)       4,303,043
          78,361 TECO Energy, Inc. (c)....................       1,129,182
         305,893 The Southern Co..........................       9,253,263
         135,312 TXU Corp.................................       3,209,601
         166,498 Xcel Energy, Inc. (c)....................       2,827,136
                                                           ---------------
                                                                92,868,146
                                                           ---------------

                 ELECTRICAL EQUIPMENT--0.5%
          83,199 American Power Conversion Corp...........       2,034,215
          39,000 Cooper Industries, Ltd. (Class A)........       2,259,270
         175,804 Emerson Electric Co......................      11,383,309
          34,687 Power-One, Inc. (b) (c)..................         375,660
          77,886 Rockwell Automation, Inc.................       2,772,742
          24,413 Thomas & Betts Corp......................         558,814
                                                           ---------------
                                                                19,384,010
                                                           ---------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
         198,654 Agilent Technologies, Inc. (b)...........       5,808,643
          83,719 Jabil Circuit, Inc. (b)..................       2,369,248
          20,320 Millipore Corp...........................         874,776
          79,802 Molex, Inc...............................       2,784,292
          52,918 PerkinElmer, Inc.........................         903,310
         216,122 Sanmina-SCI Corp. (b)....................       2,725,298
         346,487 Solectron Corp. (b)......................       2,047,738
          96,272 Symbol Technologies, Inc.................       1,626,034
          35,436 Tektronix, Inc...........................       1,119,778
          67,762 Thermo Electron Corp. (b)................       1,707,602
          50,688 Waters Corp. (b).........................       1,680,814
                                                           ---------------
                                                                23,647,533
                                                           ---------------

                 ENERGY EQUIPMENT & SERVICES--0.8%
         139,752 Baker Hughes, Inc........................       4,494,424
          66,092 BJ Services Co. (b)......................       2,372,703
         182,856 Halliburton Co...........................       4,754,256
          61,159 Nabors Industries, Ltd. (b)..............       2,538,098
          55,815 Noble Corp. (b)..........................       1,997,061
          39,188 Rowan Cos., Inc. (b).....................         907,986

                                                              VALUE
        SHARES                                               (NOTE 1)
      ----------------------------------------------------------------------

                  ENERGY EQUIPMENT & SERVICES--(CONTINUED)
          244,582 Schlumberger, Ltd...................... $    13,383,527
          133,569 Transocean, Inc........................       3,206,992
                                                          ---------------
                                                               33,655,047
                                                          ---------------

                  FOOD & STAPLES RETAILING--3.5%
          153,205 Albertson's, Inc. (c)..................       3,470,093
          191,408 Costco Wholesale Corp. (b).............       7,116,550
          164,811 CVS Corp...............................       5,952,973
          184,306 Safeway, Inc. (b)......................       4,038,145
           55,899 Supervalu, Inc.........................       1,598,153
          270,362 Sysco Corp. (c)........................      10,065,577
          311,280 The Kroger Co..........................       5,761,793
        1,808,025 Wal-Mart Stores, Inc...................      95,915,726
          428,508 Walgreen Co............................      15,589,121
           58,800 Winn-Dixie Stores, Inc. (c)............         585,060
                                                          ---------------
                                                              150,093,191
                                                          ---------------

                  FOOD PRODUCTS--1.2%
          269,238 Archer-Daniels-Midland Co..............       4,097,802
          171,413 Campbell Soup Co.......................       4,593,868
          224,212 ConAgra Foods, Inc.....................       5,916,955
          156,039 General Mills, Inc.....................       7,068,567
          146,841 H.J. Heinz Co..........................       5,349,418
           54,536 Hershey Foods Corp.....................       4,198,727
          170,457 Kellogg Co.............................       6,491,002
           58,239 McCormick & Co., Inc. (c)..............       1,752,994
          330,168 Sara Lee Corp..........................       7,167,947
           93,975 William Wringley Jr. Co................       5,282,335
                                                          ---------------
                                                               51,919,615
                                                          ---------------

                  FOREST PRODUCTS & PAPER--0.2%
          200,726 International Paper Co.................       8,653,298
                                                          ---------------

                  GAS UTILITIES--0.3%
           66,729 KeySpan Corp. (c)......................       2,455,627
           51,481 Kinder Morgan, Inc.....................       3,042,527
           18,383 Nicor, Inc. (c)........................         625,757
          109,729 NiSource, Inc..........................       2,407,454
           15,310 Peoples Energy Corp. (c)...............         643,633
           94,515 Sempra Energy..........................       2,841,121
                                                          ---------------
                                                               12,016,119
                                                          ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
           87,254 Applera Corp.--Applied Biosystems Group       1,807,030
           21,837 Bausch & Lomb, Inc.....................       1,133,340
          254,967 Baxter International, Inc..............       7,781,593
          106,032 Becton, Dickinson & Co.................       4,362,157
          107,056 Biomet, Inc............................       3,897,909
          342,220 Boston Scientific Corp. (b)............      12,580,007
           21,640 C.R. Bard, Inc.........................       1,758,250
          129,927 Guidant Corp...........................       7,821,606
          506,367 Medtronic, Inc.........................      24,614,500
           72,078 St. Jude Medical, Inc. (b).............       4,421,985

 See accompanying notes to statement of investments and financial statements.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     -------------------------------------------------------------------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
          83,395    Stryker Corp.............................. $     7,089,409
         101,028    Zimmer Holdings, Inc. (b).................       7,112,371
                                                               ---------------
                                                                    84,380,157
                                                               ---------------

                    HEALTH CARE PROVIDERS & SERVICES--1.8%
          63,739    Aetna, Inc................................       4,307,482
          46,724    AmerisourceBergen Corp. (c)...............       2,623,553
          57,881    Anthem, Inc. (b) (c)......................       4,341,075
         180,871    Cardinal Health, Inc......................      11,062,070
          58,916    CIGNA Corp................................       3,387,670
          32,815    Express Scripts, Inc. (Class A) (b).......       2,179,900
         207,008    HCA, Inc..................................       8,893,064
         100,135    Health Management Associates, Inc.
                     (Class A) (c)............................       2,403,240
          67,500    Humana, Inc...............................       1,542,375
          99,836    IMS Health, Inc...........................       2,481,923
          37,195    Manor Care, Inc...........................       1,285,831
         121,913    McKesson Corp.............................       3,920,722
         112,916    Medco Health Solutions, Inc. (b)..........       3,838,015
          43,429    Quest Diagnostics, Inc. (b)...............       3,175,094
         193,672    Tenet Healthcare Corp. (b)................       3,108,436
         245,083    UnitedHealth Group, Inc...................      14,258,929
          63,477    WellPoint Health Networks, Inc. (b).......       6,156,634
                                                               ---------------
                                                                    78,966,013
                                                               ---------------

                    HOTELS, RESTAURANTS & LEISURE--1.3%
         263,412    Carnival Corp.............................      10,465,359
          68,616    Darden Restaurants, Inc...................       1,443,681
          46,367    Harrah's Entertainment, Inc...............       2,307,685
         158,876    Hilton Hotels Corp........................       2,721,546
         144,640    International Game Technology.............       5,163,648
          96,604    Marriott International, Inc. (Class A)....       4,463,105
         530,221    McDonald's Corp...........................      13,165,387
         163,297    Starbucks Corp. (b).......................       5,398,599
          84,569    Starwood Hotels & Resorts Worldwide, Inc.
                     (Class B)................................       3,041,947
          47,901    Wendy's International, Inc................       1,879,635
         123,160    Yum! Brands, Inc. (b).....................       4,236,704
                                                               ---------------
                                                                    54,287,296
                                                               ---------------

                    HOUSEHOLD DURABLES--0.5%
          27,544    American Greetings Corp. (Class A) (b) (c)         602,387
          32,439    Black & Decker Corp.......................       1,599,891
          25,969    Centex Corp...............................       2,795,563
          60,941    Fortune Brands, Inc.......................       4,356,672
          19,344    KB Home...................................       1,402,827
          80,337    Leggett & Platt, Inc......................       1,737,689
          32,776    Maytag Corp...............................         912,812
         114,575    Newell Rubbermaid, Inc....................       2,608,873
          25,941    Pulte Homes, Inc..........................       2,428,596
          24,362    Snap-On, Inc..............................         785,431
          33,862    The Stanley Works.........................       1,282,354
          24,399    Tupperware Corp. (c)......................         423,079
          29,101    Whirlpool Corp............................       2,114,188
                                                               ---------------
                                                                    23,050,362
                                                               ---------------

                                                                VALUE
      SHARES                                                   (NOTE 1)
    --------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS--1.9%
        224,648 Colgate-Palmolive Co....................... $    11,243,632
        210,749 Kimberly-Clark Corp........................      12,453,158
         88,162 The Clorox Co..............................       4,281,147
        541,736 The Procter & Gamble Co....................      54,108,592
                                                            ---------------
                                                                 82,086,529
                                                            ---------------

                IT SERVICES--0.8%
         78,136 Computer Sciences Corp. (b)................       3,455,955
         59,615 Convergys Corp. (b)........................       1,040,878
        200,260 Electronic Data Systems Corp. (c)..........       4,914,381
        304,477 First Data Corp. (c).......................      12,510,960
         80,822 Fiserv, Inc. (b)...........................       3,193,277
        157,826 Paychex, Inc. (c)..........................       5,871,127
        120,023 SunGard Data Systems, Inc. (b).............       3,325,838
        137,445 Unisys Corp. (b)...........................       2,041,058
                                                            ---------------
                                                                 36,353,474
                                                            ---------------

                INDUSTRIAL CONGLOMERATES--4.2%
        327,902 3M Co......................................      27,881,507
      4,194,787 General Electric Co........................     129,954,501
         56,936 Textron, Inc...............................       3,248,768
        835,164 Tyco International, Ltd....................      22,131,846
                                                            ---------------
                                                                183,216,622
                                                            ---------------

                INSURANCE--4.6%
        116,703 ACE, Ltd...................................       4,833,838
        214,062 AFLAC, Inc.................................       7,744,763
         44,850 Ambac Financial Group, Inc.................       3,112,142
      1,089,640 American International Group, Inc..........      72,221,339
        130,630 Aon Corp...................................       3,127,282
         66,984 Cincinnati Financial Corp..................       2,805,290
        118,267 Hartford Financial Services Group, Inc.....       6,981,301
         59,205 Jefferson-Pilot Corp. (c)..................       2,998,733
        120,741 John Hancock Financial Services, Inc.......       4,527,788
         74,709 Lincoln National Corp......................       3,016,002
         77,433 Loews Corp.................................       3,829,062
        221,520 Marsh & McLennan Cos., Inc.................      10,608,593
         60,171 MBIA, Inc..................................       3,563,928
        306,350 MetLife, Inc...............................      10,314,805
         41,123 MGIC Investment Corp. (c)..................       2,341,544
        225,806 Prudential Financial, Inc..................       9,431,917
         57,823 Safeco Corp................................       2,251,049
        293,837 The Allstate Corp..........................      12,640,868
         78,579 The Chubb Corp.............................       5,351,230
         90,238 The Progressive Corp.......................       7,542,994
         95,637 The St. Paul Cos., Inc. (c)................       3,792,007
         47,240 Torchmark, Inc.............................       2,151,310
        419,236 Travelers Property Casualty Corp. (Class B)       7,114,435
        123,578 UnumProvident Corp.........................       1,948,825
         57,348 XL Capital, Ltd. (Class A).................       4,447,337
                                                            ---------------
                                                                198,698,382
                                                            ---------------

                INTERNET & CATALOG RETAIL--0.4%
        269,875 eBay, Inc. (b).............................      17,431,226
                                                            ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
        ----------------------------------------------------------------

                    INTERNET SOFTWARE & SERVICES--0.3%
            274,616 Yahoo!, Inc. (b).................... $    12,404,405
                                                         ---------------

                    INVESTMENT COMPANY--0.5%
            185,000 SPDR Trust Series 1.................      20,586,800
                                                         ---------------

                    LEISURE EQUIPMENT & PRODUCTS--0.2%
             38,439 Brunswick Corp......................       1,223,513
            119,636 Eastman Kodak Co....................       3,071,056
             72,534 Hasbro, Inc.........................       1,543,524
            179,594 Mattel, Inc.........................       3,460,776
                                                         ---------------
                                                               9,298,869
                                                         ---------------

                    MACHINERY--1.4%
            145,067 Caterpillar, Inc....................      12,043,462
             24,761 Crane Co............................         761,153
             17,731 Cummins, Inc. (c)...................         867,755
             64,170 Danaher Corp........................       5,887,598
            100,266 Deere & Co..........................       6,522,303
             84,595 Dover Corp..........................       3,362,651
             31,751 Eaton Corp..........................       3,428,473
            128,787 Illinois Tool Works, Inc............      10,806,517
             72,475 Ingersoll-Rand Co., Ltd. (Class A)..       4,919,603
             38,566 ITT Industries, Inc.................       2,861,983
             28,969 Navistar International Corp.........       1,387,325
             48,914 PACCAR, Inc.........................       4,163,560
             52,579 Pall Corp...........................       1,410,695
             49,682 Parker Hannifin Corp................       2,956,079
                                                         ---------------
                                                              61,379,157
                                                         ---------------

                    MEDIA--4.0%
            257,193 Clear Channel Communications, Inc...      12,044,348
            940,376 Comcast Corp. (Class A).............      30,910,159
             34,009 Dow Jones & Co., Inc................       1,695,349
            113,242 Gannett Co., Inc....................      10,096,657
             33,570 Knight-Ridder, Inc..................       2,597,311
             21,187 Meredith Corp.......................       1,034,138
             62,392 New York Times Co. (Class A)........       2,981,714
             79,350 Omnicom Group, Inc..................       6,929,636
            172,780 The Interpublic Group of Cos., Inc..       2,695,368
             80,126 The McGraw-Hill Cos., Inc...........       5,602,410
            854,495 The Walt Disney Co..................      19,935,368
          1,889,057 Time Warner, Inc. (b)...............      33,984,135
            130,449 Tribune Co..........................       6,731,168
            134,970 Univision Communications, Inc.
                     (Class A) (b)(c)...................       5,356,959
            730,784 Viacom, Inc. (Class B)..............      32,432,194
                                                         ---------------
                                                             175,026,914
                                                         ---------------

                    METALS & MINING--0.8%
            361,521 Alcoa, Inc..........................      13,737,798
             32,185 Allegheny Technologies, Inc. (c)....         425,486
             71,402 Freeport-McMoRan Copper & Gold, Inc.
                     (Class B) (c)......................       3,008,166
            180,409 Newmont Mining Corp.................       8,769,682
             32,655 Nucor Corp. (c).....................       1,828,680

                                                           VALUE
           SHARES                                         (NOTE 1)
         ----------------------------------------------------------------

                     METALS & MINING--(CONTINUED)
              37,451 Phelps Dodge Corp................ $     2,849,647
              43,124 United States Steel Corp.........       1,510,202
              35,880 Worthington Industries, Inc. (c).         646,916
                                                       ---------------
                                                            32,776,577
                                                       ---------------

                     MULTI-UTILITIES--0.4%
             172,503 Calpine Corp. (b)(c).............         829,739
             127,676 CenterPoint Energy, Inc. (c).....       1,237,180
             379,141 Duke Energy Co...................       7,753,434
             156,427 Dynegy, Inc. (Class A) (b)(c)....         669,508
             254,094 El Paso Corp. (c)................       2,081,030
             258,765 The AES Corp. (b)................       2,442,742
             216,271 The Williams Cos., Inc...........       2,123,781
                                                       ---------------
                                                            17,137,414
                                                       ---------------

                     MULTILINE RETAIL--1.0%
              48,743 Big Lots, Inc. (b)...............         692,638
              34,900 Dillard's, Inc. (Class A) (c)....         574,454
             140,793 Dollar General Corp..............       2,955,245
              72,386 Family Dollar Stores, Inc........       2,597,210
              75,529 Federated Department Stores, Inc.       3,559,682
             114,194 J.C. Penney Co., Inc.............       3,001,018
             142,182 Kohl's Corp. (b).................       6,389,659
              57,417 Nordstrom, Inc...................       1,969,403
             105,984 Sears Roebuck & Co...............       4,821,212
             380,804 Target Corp......................      14,622,874
             120,448 The May Department Stores Co.....       3,501,423
                                                       ---------------
                                                            44,684,818
                                                       ---------------

                     OFFICE ELECTRONICS--0.1%
             330,198 Xerox Corp. (c)..................       4,556,732
                                                       ---------------

                     OIL & GAS--5.0%
              37,555 Amerada Hess Corp................       1,996,799
             104,818 Anadarko Petroleum Corp..........       5,346,766
              67,805 Apache Corp. (c).................       5,498,985
              28,960 Ashland, Inc. (c)................       1,275,978
              82,986 Burlington Resources, Inc........       4,595,765
             446,581 ChevronTexaco Corp...............      38,580,133
             284,409 ConocoPhillips...................      18,648,698
              97,172 Devon Energy Corp................       5,564,069
              48,394 EOG Resources, Inc...............       2,234,351
           2,761,388 Exxon Mobil Corp.................     113,216,908
              42,111 Kerr-McGee Corp..................       1,957,740
             129,500 Marathon Oil Corp................       4,285,155
             160,895 Occidental Petroleum Corp........       6,796,205
              32,506 Sunoco, Inc......................       1,662,682
             108,421 Unocal Corp......................       3,993,145
                                                       ---------------
                                                           215,653,379
                                                       ---------------

                     PAPER & FOREST PRODUCTS--0.3%
              36,238 Boise Cascade Corp...............       1,190,781
             105,936 Georgia-Pacific Corp.............       3,249,057
              43,679 Louisiana-Pacific Corp...........         780,980

 See accompanying notes to statement of investments and financial statements.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
      SHARES                                                       (NOTE 1)
    ---------------------------------------------------------------------------

                   PAPER & FOREST PRODUCTS--(CONTINUED)
         83,672    MeadWestvaco Corp........................... $     2,489,242
         91,840    Weyerhaeuser Co.............................       5,877,760
                                                                ---------------
                                                                     13,587,820
                                                                ---------------

                   PERSONAL PRODUCTS--0.6%
         24,541    Alberto-Culver Co. (Class B) (b)............       1,548,046
         98,930    Avon Products, Inc..........................       6,676,786
        422,669    The Gillette Co.............................      15,524,632
                                                                ---------------
                                                                     23,749,464
                                                                ---------------

                   PHARMACEUTICALS--8.3%
        653,125    Abbott Laboratories.........................      30,435,625
         54,521    Allergan, Inc...............................       4,187,758
        810,194    Bristol-Myers Squibb Co.....................      23,171,548
        469,118    Eli Lilly & Co..............................      32,993,069
        152,751    Forest Laboratories, Inc. (b)...............       9,440,012
      1,240,006    Johnson & Johnson...........................      64,058,710
        100,657    King Pharmaceuticals, Inc. (b)..............       1,536,026
        929,541    Merck & Co., Inc............................      42,944,794
      3,188,234    Pfizer, Inc.................................     112,640,307
        613,463    Schering-Plough Corp........................      10,668,122
         45,429    Watson Pharmaceuticals, Inc. (b)............       2,089,734
        556,391    Wyeth.......................................      23,618,798
                                                                ---------------
                                                                    357,784,503
                                                                ---------------

                   REAL ESTATE--0.4%
         39,288    Apartment Investment & Management Co. (REIT)
                    (Class A)..................................       1,355,436
        167,281    Equity Office Properties Trust (REIT).......       4,792,601
        115,080    Equity Residential (REIT)...................       3,396,011
         76,401    Plum Creek Timber Co., Inc. (REIT)..........       2,326,410
         75,544    ProLogis (REIT).............................       2,424,207
         79,878    Simon Property Group, Inc. (REIT)...........       3,701,546
                                                                ---------------
                                                                     17,996,211
                                                                ---------------

                   ROAD & RAIL--0.5%
        154,865    Burlington Northern Santa Fe Corp...........       5,009,883
         89,341    CSX Corp....................................       3,210,916
        162,930    Norfolk Southern Corp.......................       3,853,294
        106,612    Union Pacific Corp..........................       7,407,402
                                                                ---------------
                                                                     19,481,495
                                                                ---------------

                   SEMICONDUCTORS & EQUIPMENT--4.2%
        144,874    Advanced Micro Devices, Inc. (b) (c)........       2,158,623
        158,231    Altera Corp. (b)............................       3,591,844
        153,452    Analog Devices, Inc. (b)....................       7,005,084
        694,814    Applied Materials, Inc. (b).................      15,598,574
        127,203    Applied Micro Circuits Corp. (b)............         760,674
        126,515    Broadcom Corp. (Class A) (b)................       4,312,896
      2,728,885    Intel Corp..................................      87,870,097
         81,345    KLA-Tencor Corp. (b)........................       4,772,511

                                                              VALUE
        SHARES                                               (NOTE 1)
      -------------------------------------------------------------------

                  SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
          130,688 Linear Technology Corp................. $     5,498,044
          158,147 LSI Logic Corp.........................       1,402,764
          137,280 Maxim Integrated Products, Inc.........       6,836,544
          254,650 Micron Technology, Inc. (b)(c).........       3,430,135
           77,448 National Semiconductor Corp. (b).......       3,052,226
           63,706 Novellus Systems, Inc. (b).............       2,678,837
           67,751 NVIDIA Corp. (b).......................       1,575,211
           72,192 PMC-Sierra, Inc. (c)...................       1,454,669
           39,746 QLogic Corp............................       2,050,894
           79,936 Teradyne, Inc. (b).....................       2,034,371
          722,880 Texas Instruments, Inc.................      21,238,214
          143,019 Xilinx, Inc. (b).......................       5,540,556
                                                          ---------------
                                                              182,862,768
                                                          ---------------

                  SOFTWARE--4.6%
           97,894 Adobe Systems, Inc.....................       3,847,234
           46,682 Autodesk, Inc..........................       1,147,443
           93,943 BMC Software, Inc. (b).................       1,752,037
           68,718 Citrix Systems, Inc. (b)...............       1,457,509
          241,706 Computer Associates International, Inc.       6,608,242
          159,788 Compuware Corp. (b)....................         965,119
          124,442 Electronic Arts, Inc. (b)..............       5,945,839
           82,925 Intuit, Inc. (b).......................       4,387,562
           37,614 Mercury Interactive Corp. (b)(c).......       1,829,545
        4,517,144 Microsoft Corp.........................     124,402,146
          155,058 Novell, Inc. (b).......................       1,631,210
        2,183,544 Oracle Corp. (b).......................      28,822,781
          111,177 Parametric Technology Corp. (b)........         438,037
          156,638 PeopleSoft, Inc. (b)...................       3,571,346
          206,294 Siebel Systems, Inc. (b)...............       2,861,298
          128,701 Symantec Corp. (b).....................       4,459,490
          178,629 VERITAS Software Corp. (b).............       6,637,854
                                                          ---------------
                                                              200,764,692
                                                          ---------------

                  SPECIALTY RETAIL--2.4%
          114,847 AutoNation, Inc. (b)...................       2,109,739
           37,082 AutoZone, Inc. (b).....................       3,159,757
          123,917 Bed Bath & Beyond, Inc. (b)............       5,371,802
          135,202 Best Buy Co., Inc......................       7,062,953
           87,204 Circuit City Stores, Inc...............         883,377
          215,858 Limited Brands.........................       3,891,920
          328,517 Lowe's Cos., Inc.......................      18,196,557
          130,821 Office Depot, Inc. (b).................       2,186,019
           68,484 RadioShack Corp........................       2,101,089
          206,858 Staples, Inc. (b)......................       5,647,223
          374,254 The Gap, Inc...........................       8,686,435
          950,521 The Home Depot, Inc....................      33,733,990
           60,949 The Sherwin-Williams Co................       2,117,368
           61,260 Tiffany & Co...........................       2,768,952
          210,254 TJX Cos., Inc..........................       4,636,101
           89,090 Toys "R" Us, Inc. (b)..................       1,126,098
                                                          ---------------
                                                              103,679,380
                                                          ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 TEXTILES, APPARELS & LUXURY GOODS--0.3%
          52,846 Jones Apparel Group, Inc. (b)............ $     1,861,764
          45,460 Liz Claiborne, Inc.......................       1,612,012
         109,632 NIKE, Inc. (Class B).....................       7,505,407
          24,665 Reebok International, Ltd................         969,828
          45,337 VF Corp..................................       1,960,372
                                                           ---------------
                                                                13,909,383
                                                           ---------------

                 THRIFTS & MORTGAGE FINANCE--1.6%
          76,921 Countrywide Financial Corp...............       5,834,458
         290,855 Federal Home Loan Mortgage Corp..........      16,962,664
         405,935 Federal National Mortgage Association....      30,469,481
         375,718 Washington Mutual, Inc...................      15,073,806
                                                           ---------------
                                                                68,340,409
                                                           ---------------

                 TOBACCO--1.2%
         848,566 Altria Group, Inc........................      46,178,962
          35,549 R.J. Reynolds Tobacco Holdings, Inc. (c).       2,067,174
          69,513 UST, Inc.................................       2,480,919
                                                           ---------------
                                                                50,727,055
                                                           ---------------

                 TRADING COMPANIES & DISTRIBUTORS--0.0%
          38,129 W.W. Grainger, Inc.......................       1,806,933
                                                           ---------------

                 WIRELESS TELECOMMUNICATION SERVICES--0.6%
       1,132,900 AT&T Wireless Services, Inc. (b).........       9,051,871
         459,105 Nextel Communications, Inc. (Class A) (b)      12,882,486
         431,938 Sprint Corp. (PCS Group) (b).............       2,427,492
                                                           ---------------
                                                                24,361,849
                                                           ---------------
                 Total Common Stocks
                  (Identified Cost $3,834,977,177)........   4,317,661,222
                                                           ---------------

        SHORT TERM INVESTMENTS--0.1%
           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                   COMMERCIAL PAPER--0.1%
        $2,400,000 Citigroup Global Markets Holdings....
                   1.070%, 01/09/04..................... $    2,399,429
                                                         --------------

                   DISCOUNT NOTES--0.0%
           675,000 Federal Home Loan Bank
                    0.750%, 01/02/04....................        674,986
                                                         --------------
                   Total Short Term Investments
                    (Identified Cost $3,074,415)........      3,074,415
                                                         --------------
                   Total Investments--99.9%
                    (Identified Cost $3,838,051,592) (a)  4,320,735,637
                   Other assets less liabilities........      5,180,050
                                                         --------------
                   TOTAL NET ASSETS--100%............... $4,325,915,687
                                                         ==============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF CONTRACT VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS  AMOUNT     12/31/03     APPRECIATION
---------------------- ---------- --------- -------- --------------- ------------
    S&P 500 Index..... 03/18/2004     2     $534,866    $555,300       $20,434

 See accompanying notes to statement of investments and financial statements.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $4,320,735,637
      Cash.....................................                     11,389
      Collateral for securities loaned.........                 62,461,715
      Receivable for:
       Fund shares sold........................                  2,574,717
       Futures variation margin................                      1,450
       Dividends...............................                  5,752,044
                                                            --------------
        Total Assets...........................              4,391,536,952
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 2,132,933
       Return of collateral for securities
        loaned.................................  62,461,715
      Accrued expenses:
       Management fees.........................     891,670
       Service and distribution fees...........      67,341
       Other expenses..........................      67,606
                                                -----------
        Total Liabilities......................                 65,621,265
                                                            --------------
    NET ASSETS.................................             $4,325,915,687
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $3,861,976,172
       Undistributed net investment income.....                 38,996,391
       Accumulated net realized gains
        (losses)...............................                (57,761,355)
       Unrealized appreciation (depreciation)
        on investments and futures
        contracts..............................                482,704,479
                                                            --------------
    NET ASSETS.................................             $4,325,915,687
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ( $3,931,838,916 divided by
     133,513,101 shares outstanding)...........             $        29.45
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ( $251,792,663 divided by
     8,741,924 shares outstanding).............             $        28.80
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ( $142,284,108 divided by
     4,851,107 shares outstanding).............             $        29.33
                                                            ==============
    Identified cost of investments.............             $3,838,051,592
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 61,674,153
      Interest................................                   951,932(a)
                                                            ------------
                                                              62,626,085
    EXPENSES
      Management fees......................... $  8,732,170
      Service and distribution fees--Class B..      389,021
      Service and distribution fees--Class E..      106,302
      Directors' fees and expenses............       24,080
      Custodian...............................      477,717
      Audit and tax services..................       22,300
      Legal...................................      139,269
      Printing................................    1,217,335
      Insurance...............................       91,618
      Miscellaneous...........................       53,985
                                               ------------
      Total expenses..........................                11,253,797
                                                            ------------
    NET INVESTMENT INCOME.....................                51,372,288
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    1,089,295
      Futures contracts--net..................   18,658,017   19,747,312
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  801,059,849
      Futures contracts--net..................    1,699,124  802,758,973
                                               ------------ ------------
    Net gain (loss)...........................               822,506,285
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $873,878,573
                                                            ============

(a)Includes income on securities loaned of $76,864.

                See accompanying notes to financial statements.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   51,372,288  $   42,014,415
  Net realized gain (loss)..........................................     19,747,312     (48,364,786)
  Unrealized appreciation (depreciation)............................    802,758,973    (831,143,017)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    873,878,573    (837,493,388)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (51,240,208)    (27,671,646)
    Class B.........................................................     (2,052,849)       (325,006)
    Class E.........................................................       (793,635)        (29,386)
                                                                     --------------  --------------
                                                                        (54,086,692)    (28,026,038)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................              0     (26,829,465)
    Class B.........................................................              0        (330,942)
    Class E.........................................................              0         (28,492)
                                                                     --------------  --------------
                                                                                  0     (27,188,899)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (54,086,692)    (55,214,937)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    666,108,719      50,102,031
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  1,485,900,600    (842,606,294)

NET ASSETS
  Beginning of the period...........................................  2,840,015,087   3,682,621,381
                                                                     --------------  --------------
  End of the period................................................. $4,325,915,687  $2,840,015,087
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   38,996,391  $   41,710,795
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  14,793,849  $ 380,896,202   23,224,265  $ 606,434,676
  Shares issued through acquisition...........................  15,918,775    416,481,821            0              0
  Reinvestments...............................................   2,186,949     51,240,208    1,839,389     54,501,111
  Redemptions................................................. (15,819,420)  (402,411,675) (28,416,629)  (722,923,564)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  17,080,153  $ 446,206,556   (3,352,975) $ (61,987,777)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   6,102,933  $ 154,504,853    4,371,786  $ 110,460,584
  Reinvestments...............................................      89,410      2,052,849       22,572        655,948
  Redemptions.................................................  (1,311,911)   (33,657,771)  (1,112,938)   (26,600,352)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   4,880,432  $ 122,899,931    3,281,420  $  84,516,180
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   4,112,150  $ 106,369,821    1,237,142  $  31,181,383
  Reinvestments...............................................      33,974        793,635        1,958         57,878
  Redemptions.................................................    (392,975)   (10,161,224)    (142,213)    (3,665,633)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   3,753,149  $  97,002,232    1,096,887  $  27,573,628
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  25,713,734  $ 666,108,719    1,025,332  $  50,102,031
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                    CLASS A
                                                          ----------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                             2003        2002        2001        2000        1999
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                          ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.38        0.35        0.33        0.34        0.37
  Net realized and unrealized gain (loss) on investments.       6.11       (7.09)      (4.59)      (4.07)       6.89
                                                          ----------  ----------  ----------  ----------  ----------
  Total from investment operations.......................       6.49       (6.74)      (4.26)      (3.73)       7.26
                                                          ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.45)      (0.23)      (0.09)      (0.35)      (0.36)
  Distributions from net realized capital gains..........       0.00       (0.22)      (0.31)      (1.25)      (1.69)
                                                          ----------  ----------  ----------  ----------  ----------
  Total distributions....................................      (0.45)      (0.45)      (0.40)      (1.60)      (2.05)
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD........................... $    29.45  $    23.41  $    30.60  $    35.26  $    40.59
                                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).........................................       28.2       (22.3)      (12.2)       (9.3)       20.8
Ratio of operating expenses to average net assets (%)....       0.31        0.31        0.31        0.28        0.29
Ratio of net investment income to average net assets (%).       1.48        1.30        1.02        0.88        1.01
Portfolio turnover rate (%)..............................          1           7           5           7           9
Net assets, end of period (000).......................... $3,931,839  $2,725,874  $3,665,168  $3,999,903  $4,205,202

                                                                         CLASS B                             CLASS E
                                                          ---------------------------------     -----------------------------
                                                              YEAR ENDED     JANUARY 2, 2001(A)     YEAR ENDED     MAY 1, 2001(A)
                                                             DECEMBER 31,         THROUGH          DECEMBER 31,       THROUGH
                                                          -----------------     DECEMBER 31,    -----------------   DECEMBER 31,
                                                            2003      2002          2001          2003      2002        2001
                                                          --------  -------  ------------------ --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  22.92  $ 30.03       $ 33.71       $  23.34  $ 30.54      $33.45
                                                          --------  -------       -------       --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.34     0.23          0.17           0.40     0.31        0.00
  Net realized and unrealized gain (loss) on investments.     5.95    (6.90)        (3.45)          6.02    (7.06)      (2.91)
                                                          --------  -------       -------       --------  -------      ------
  Total from investment operations.......................     6.29    (6.67)        (3.28)          6.42    (6.75)      (2.91)
                                                          --------  -------       -------       --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)   (0.22)        (0.09)         (0.43)   (0.23)       0.00
  Distributions from net realized capital gains..........     0.00    (0.22)        (0.31)          0.00    (0.22)       0.00
                                                          --------  -------       -------       --------  -------      ------
  Total distributions....................................    (0.41)   (0.44)        (0.40)         (0.43)   (0.45)       0.00
                                                          --------  -------       -------       --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  28.80  $ 22.92       $ 30.03       $  29.33  $ 23.34      $30.54
                                                          ========  =======       =======       ========  =======      ======
TOTAL RETURN (%).........................................     27.9    (22.5)         (9.8)(b)       28.0    (22.4)       (8.7)(b)
Ratio of operating expenses to average net assets (%)....     0.56     0.56          0.56 (c)       0.46     0.46        0.46 (c)
Ratio of net investment income to average net assets (%).     1.24     1.17          0.83 (c)       1.34     1.36        0.93 (c)
Portfolio turnover rate (%)..............................        1        7             5              1        7           5
Net assets, end of period (000).......................... $251,793  $88,517       $17,421       $142,284  $25,624      $   33

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--95.5% OF TOTAL NET ASSETS


                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     AEROSPACE & DEFENSE--0.7%
              10,250 Lockheed Martin Corp................. $    526,850
               1,100 United Technologies Corp.............      104,247
                                                           ------------
                                                                631,097
                                                           ------------

                     AIR FREIGHT & COURIERS--1.3%
               9,120 FedEx Corp...........................      615,600
               6,497 United Parcel Service, Inc. (Class B)      484,351
                                                           ------------
                                                              1,099,951
                                                           ------------

                     AIRLINES--0.2%
              10,200 Southwest Airlines Co................      164,628
                                                           ------------

                     AUTO COMPONENTS--0.3%
               2,720 Magna International, Inc.............      217,736
                                                           ------------

                     AUTOMOBILES--0.8%
              12,390 Bayerische Motoren Werke AG, (EUR)...      573,696
               3,200 Harley-Davidson, Inc.................      152,096
                                                           ------------
                                                                725,792
                                                           ------------

                     BEVERAGES--1.8%
               7,480 Anheuser-Busch Cos., Inc.............      394,047
              25,499 PepsiCo, Inc.........................    1,188,763
                                                           ------------
                                                              1,582,810
                                                           ------------

                     BIOTECHNOLOGY--0.9%
               8,100 Genzyme Corp. (b)....................      399,654
               6,700 Gilead Sciences, Inc. (b)............      389,538
                                                           ------------
                                                                789,192
                                                           ------------

                     BUILDING PRODUCTS--0.3%
               2,465 American Standard Cos., Inc. (b).....      248,226
                                                           ------------

                     CAPITAL MARKETS--2.8%
               2,785 Goldman Sachs Group, Inc.............      274,963
               4,550 Lehman Brothers Holdings, Inc........      351,351
              21,288 Merrill Lynch & Co., Inc.............    1,248,541
               5,400 State Street Corp....................      281,232
               6,800 The Bank of New York Co., Inc........      225,216
                                                           ------------
                                                              2,381,303
                                                           ------------

                     CHEMICALS--2.6%
               5,749 Air Products & Chemicals, Inc........      303,719
               1,400 Monsanto Co..........................       40,292
               8,740 PPG Industries, Inc..................      559,535
              22,424 Praxair, Inc.........................      856,597
              12,500 The Dow Chemical Co..................      519,625
                                                           ------------
                                                              2,279,768
                                                           ------------

                     COMMERCIAL BANKS--6.9%
              17,657 Bank of America Corp.................    1,420,153
              12,310 Bank One Corp........................      561,213

                                                                 VALUE
           SHARES                                               (NOTE 1)
         -----------------------------------------------------------------

                        COMMERCIAL BANKS--(CONTINUED)
               3,900    Golden West Financial Corp........... $    402,441
               8,989    Mellon Financial Corp................      288,637
               5,300    SunTrust Banks, Inc..................      378,950
              26,750    U.S. Bancorp.........................      796,615
              35,323    Wells Fargo & Co.....................    2,080,171
                                                              ------------
                                                                 5,928,180
                                                              ------------

                        COMMERCIAL SERVICES & SUPPLIES--0.4%
              11,180    Aramark Corp.........................      306,556
                                                              ------------

                        COMMUNICATION EQUIPMENT--2.7%
              90,220    Cisco Systems, Inc. (b)..............    2,191,444
               9,940    Nokia Corp. (ADR)....................      168,980
                                                              ------------
                                                                 2,360,424
                                                              ------------

                        COMPUTER & PERIPHERALS--3.3%
               5,200    Dell, Inc. (b).......................      176,592
              36,834    Hewlett-Packard Co...................      846,077
              19,826    International Business Machines Corp.    1,837,474
                                                              ------------
                                                                 2,860,143
                                                              ------------

                        CONSUMER FINANCE--1.2%
              16,000    American Express Co..................      771,680
              12,230    MBNA Corp............................      303,916
                                                              ------------
                                                                 1,075,596
                                                              ------------

                        DIVERSIFIED FINANCIAL SERVICES--3.4%
              60,372    Citigroup, Inc.......................    2,930,457
                                                              ------------

                        DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
              20,000    Koninklijke KPN NV, (EUR)............      154,218
              19,200    SBC Communications, Inc..............      500,544
              24,910    Verizon Communications, Inc..........      873,843
                                                              ------------
                                                                 1,528,605
                                                              ------------

                        ELECTRIC UTILITIES--2.3%
              11,240    Dominion Resources, Inc..............      717,449
               1,600    Entergy Corp.........................       91,408
              11,890    Exelon Corp..........................      789,021
               5,700    FirstEnergy Corp.....................      200,640
               4,800    PPL Corp.............................      210,000
                                                              ------------
                                                                 2,008,518
                                                              ------------

                        ELECTRICAL EQUIPMENT--0.8%
               7,140    Emerson Electric Co..................      462,315
               6,040    Rockwell Automation, Inc.............      215,024
                                                              ------------
                                                                   677,339
                                                              ------------

                        ENERGY EQUIPMENT & SERVICES--2.0%
              20,620    Halliburton Co.......................      536,120
               6,125    Noble Corp. (b)......................      219,153
              12,860    Schlumberger, Ltd....................      703,699

 See accompanying notes to statement of investments and financial statements.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
         SHARES                                                   (NOTE 1)
       ---------------------------------------------------------------------

                      ENERGY EQUIPMENT & SERVICES-- (CONTINUED)
            10,200    Transocean, Inc.......................... $    244,902
                                                                ------------
                                                                   1,703,874
                                                                ------------

                      FOOD & STAPLES RETAILING--0.7%
            12,800    CVS Corp.................................      462,336
             7,700    Safeway, Inc. (b)........................      168,707
            20,666    Wal-Mart Stores, Inc.....................    1,096,331
                                                                ------------
                                                                   1,727,374
                                                                ------------

                      FOOD PRODUCTS--0.2%
            12,210    Archer-Daniels-Midland Co................      185,836
                                                                ------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
             2,700    Applera Corp.--Applied Biosystems Group..       55,917
            19,230    Baxter International, Inc................      586,900
             2,550    C.R. Bard, Inc...........................      207,187
            15,260    Guidant Corp.............................      918,652
                                                                ------------
                                                                   1,768,656
                                                                ------------

                      HEALTH CARE PROVIDERS & SERVICES--2.3%
            15,030    AmerisourceBergen Corp...................      843,935
             4,300    Cardinal Health, Inc.....................      262,988
             3,100    HCA, Inc.................................      133,176
            46,000    Tenet Healthcare Corp. (b)...............      738,300
                                                                ------------
                                                                   1,978,399
                                                                ------------

                      HOTELS, RESTAURANTS & LEISURE--0.5%
            11,120    McDonald's Corp..........................      276,109
             4,240    Starwood Hotels & Resorts Worldwide, Inc.
                       (Class B)...............................      152,513
                                                                ------------
                                                                     428,622
                                                                ------------

                      HOUSEHOLD DURABLES--0.6%
            23,640    Newell Rubbermaid, Inc...................      538,283
                                                                ------------

                      HOUSEHOLD PRODUCTS--3.3%
             6,100    Colgate-Palmolive Co.....................      305,305
             7,460    Kimberly-Clark Corp......................      440,811
            25,810    Reckitt Benckiser, Plc., (GBP)...........      582,352
            14,853    The Procter & Gamble Co..................    1,483,518
                                                                ------------
                                                                   2,811,986
                                                                ------------

                      IT SERVICES--0.4%
            14,700    Accenture, Ltd. (Class A) (b)............      386,904
                                                                ------------

                      INDUSTRIAL CONGLOMERATES--4.1%
            81,024    General Electric Co......................    2,510,124
            37,400    Tyco International, Ltd..................      991,100
                                                                ------------
                                                                   3,501,224
                                                                ------------

                      INSURANCE--2.9%
            14,341    American International Group, Inc........      950,521
             5,270    Hartford Financial Services Group, Inc...      311,088

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  INSURANCE--(CONTINUED)
            6,230 Marsh & McLennan Cos., Inc................. $    298,355
            7,250 The Chubb Corp.............................      493,725
            5,340 XL Capital, Ltd. (Class A).................      414,117
                                                              ------------
                                                                 2,467,806
                                                              ------------

                  INTERNET & CATALOG RETAIL--0.1%
            3,610 InterActiveCorp (b)........................      122,487
                                                              ------------

                  MACHINERY--1.0%
            2,400 Danaher Corp...............................      220,200
            3,200 Eaton Corp.................................      345,536
            3,830 Illinois Tool Works, Inc...................      321,375
                                                              ------------
                                                                   887,111
                                                              ------------

                  MEDIA--7.7%
           21,938 Clear Channel Communications, Inc..........    1,027,357
           29,882 Comcast Corp. (Class A)....................      982,221
            6,988 EchoStar Communications Corp. (Class A) (b)      237,592
            4,228 Gannett Co., Inc...........................      376,969
           22,179 New York Times Co. (Class A)...............    1,059,934
            9,800 The Walt Disney Co.........................      228,634
           60,468 Time Warner, Inc. (b)......................    1,087,819
           37,151 Viacom, Inc. (Class B).....................    1,648,761
                                                              ------------
                                                                 6,649,287
                                                              ------------

                  METALS & MINING--0.3%
           27,000 BHP Billiton, Plc., (GBP)..................      235,198
                                                              ------------

                  MULTILINE RETAIL--3.3%
           10,480 Kohl's Corp. (b)...........................      470,971
           22,496 Target Corp................................      863,847
           15,500 The May Department Stores Co...............      450,585
                                                              ------------
                                                                 1,785,403
                                                              ------------

                  OFFICE ELECTRONICS--0.4%
           25,300 Xerox Corp. (b)............................      349,140
                                                              ------------

                  OIL & GAS--4.6%
            3,543 BP, Plc. (ADR).............................      174,847
            6,670 Encana Corp., (CAD)........................      263,218
            3,430 Encana Corp................................      135,279
           55,310 Exxon Mobil Corp...........................    2,267,710
            4,650 Total S.A. (ADR)...........................      430,172
           19,840 Unocal Corp................................      730,707
                                                              ------------
                                                                 4,001,933
                                                              ------------

                  PHARMACEUTICALS--9.3%
           15,247 Abbott Laboratories........................      710,510
           11,380 AstraZeneca, Plc., (GBP)...................      544,412
           40,871 Johnson & Johnson..........................    2,111,396
           24,180 Novartis AG, (CHF).........................    1,097,315
           27,625 Pfizer, Inc................................      975,991
            6,400 Roche Holdings AG, (CHF)...................      645,276
           43,490 Schering-Plough Corp.......................      756,291

 See accompanying notes to statement of investments and financial statements.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     PHARMACEUTICALS--(CONTINUED)
              28,905 Wyeth................................ $  1,227,017
                                                           ------------
                                                              8,068,208
                                                           ------------

                     ROAD & RAIL--1.5%
               8,447 Canadian National Railway Co.........      534,526
              11,560 Union Pacific Corp...................      803,189
                                                           ------------
                                                              1,337,715
                                                           ------------

                     SEMICONDUCTORS & EQUIPMENT--2.6%
              13,920 Analog Devices, Inc. (b).............      635,448
              35,400 Intel Corp...........................    1,139,880
               7,450 STMicroelectronics NV (ADR)..........      201,224
               8,441 Texas Instruments, Inc...............      247,997
                                                           ------------
                                                              2,224,549
                                                           ------------

                     SOFTWARE--4.1%
               5,200 Amdocs, Ltd. (b).....................      116,896
             116,872 Microsoft Corp.......................    3,218,655
               6,147 VERITAS Software Corp. (b)...........      228,422
                                                           ------------
                                                              3,563,973
                                                           ------------

                     SPECIALTY RETAIL--2.0%
              30,670 The Home Depot, Inc..................    1,088,478
              30,360 TJX Cos., Inc........................      669,438
                                                           ------------
                                                              1,757,916
                                                           ------------

                     THRIFTS & MORTGAGE FINANCE--2.1%
              24,516 Federal National Mortgage Association    1,840,171
                                                           ------------

                     TOBACCO--1.9%
              29,655 Altria Group, Inc....................    1,613,825
                                                           ------------

                     TRADING COMPANIES & DISTRIBUTORS--0.4%
               6,400 W.W. Grainger, Inc...................      303,296
                                                           ------------

                     WIRELESS TELECOMMUNICATION SERVICES--0.7%
              47,990 AT&T Wireless Services, Inc. (b).....      383,440
              33,740 Sprint Corp. (PCS Group) (b).........      189,619
                                                           ------------
                                                                573,059
                                                           ------------
                     Total Common Stocks
                      (Identified Cost $73,866,678).......   82,608,556
                                                           ------------

         PREFERRED STOCKS--0.3%
         --------------------------------------------------------------

                     AUTOMOBILES--0.3%
                 510 Porsche AG, (EUR)....................      302,344
                                                           ------------
                     Total Preferred Stocks
                      (Identified Cost $220,706)..........      302,344
                                                           ------------

        SHORT TERM INVESTMENTS--6.8%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--6.8%
        $5,865,000 Federal Home Loan Bank 0.750%, 01/02/04 $ 5,864,878
                                                           -----------
                   Total Short Term Investments
                    (Identified Cost $5,864,878)..........   5,864,878
                                                           -----------
                   Total Investments--102.6%
                    (Identified Cost $79,952,262) (a).....  88,775,778
                   Other assets less liabilities..........  (2,308,572)
                                                           -----------
                   TOTAL NET ASSETS--100%................. $86,467,206
                                                           ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................            $88,775,778
       Cash........................................                  2,984
       Foreign cash at value
        (Identified cost $1,391)...................                  1,413
       Receivable for:
        Securities sold............................                 63,875
        Fund shares sold...........................                134,822
        Dividends..................................                109,595
        Foreign taxes..............................                  3,298
                                                               -----------
         Total Assets..............................             89,091,765
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $  105,140
        Securities purchased.......................  2,395,190
        Withholding taxes..........................        219
       Accrued expenses:
        Management fees............................     75,500
        Service and distribution fees..............     11,313
        Deferred trustees fees.....................      6,250
        Other expenses.............................     30,947
                                                    ----------
         Total Liabilities.........................              2,624,559
                                                               -----------
     NET ASSETS....................................            $86,467,206
                                                               ===========
       Net assets consist of:
        Capital paid in............................            $83,351,257
        Undistributed net investment income........                313,171
        Accumulated net realized gains (losses)....             (6,020,920)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........              8,823,698
                                                               -----------
     NET ASSETS....................................            $86,467,206
                                                               ===========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($25,430,782 divided by 3,075,554 shares
      outstanding).................................            $      8.27
                                                               ===========
     CLASS B
     Net asset value and redemption price per share
      ($48,959,744 divided by 5,944,152 shares
      outstanding).................................            $      8.24
                                                               ===========
     CLASS E
     Net asset value and redemption price per share
      ($12,076,680 divided by 1,463,321 shares
      outstanding).................................            $      8.25
                                                               ===========
     Identified cost of investments................            $79,952,262
                                                               ===========


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $   949,289(a)
       Interest................................                   32,003
                                                             -----------
                                                                 981,292
     EXPENSES
       Management fees......................... $   445,734
       Service and distribution fees--Class B..      73,366
       Service and distribution fees--Class E..      11,520
       Directors' fees and expenses............      18,314
       Custodian...............................     157,213
       Audit and tax services..................      22,300
       Legal...................................       1,582
       Printing................................      12,672
       Insurance...............................         913
       Miscellaneous...........................       3,141
                                                -----------
       Total expenses before reductions........     746,755
       Less expense reduction..................     (12,283)
       Less expenses assumed by the investment
        adviser................................     (80,144)     654,328
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                  326,964
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   1,185,092
       Foreign currency transactions--net......      48,958    1,234,050
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  11,392,647
       Foreign currency transactions--net......         (99)  11,392,548
                                                -----------  -----------
     Net gain (loss)...........................               12,626,598
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $12,953,562
                                                             ===========

(a)Net of foreign taxes of $7,433.

                See accompanying notes to financial statements.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income............................................. $   326,964  $   173,901
  Net realized gain (loss)..........................................   1,234,050   (3,636,172)
  Unrealized appreciation (depreciation)............................  11,392,548   (2,870,400)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  12,953,562   (6,332,671)
                                                                     -----------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (69,575)    (104,842)
    Class B.........................................................     (61,691)           0
    Class E.........................................................     (17,388)      (7,045)
                                                                     -----------  -----------
  TOTAL DISTRIBUTIONS...............................................    (148,654)    (111,887)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  36,242,830   18,627,405
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  49,047,738   12,182,847

NET ASSETS
  Beginning of the period...........................................  37,419,468   25,236,621
                                                                     -----------  -----------
  End of the period................................................. $86,467,206  $37,419,468
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   313,171  $   134,374
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 2003        DECEMBER 31, 2002
                                                               ----------------------  ------------------------
                                                                 SHARES        $         SHARES          $
                                                               ---------  -----------  ----------  ------------
CLASS A
  Sales....................................................... 1,028,041  $ 7,546,689   1,761,072  $ 13,515,120
  Reinvestments...............................................    10,157       69,575      12,649       104,842
  Redemptions.................................................  (989,276)  (7,264,425) (1,607,888)  (12,065,526)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................    48,922  $   351,839     165,833  $  1,554,436
                                                               =========  ===========  ==========  ============
CLASS B
  Sales....................................................... 4,235,059  $30,793,131   1,826,392  $ 12,849,550
  Reinvestments...............................................     9,019       61,691           0             0
  Redemptions.................................................  (118,378)    (920,056)     (7,940)      (55,359)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease)..................................... 4,125,700  $29,934,766   1,818,452  $ 12,794,191
                                                               =========  ===========  ==========  ============
CLASS E
  Sales.......................................................   983,212  $ 7,237,028     631,578  $  4,739,277
  Reinvestments...............................................     2,538       17,388         849         7,045
  Redemptions.................................................  (174,208)  (1,298,191)    (65,847)     (467,544)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   811,542  $ 5,956,225     566,580  $  4,278,778
                                                               =========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions. 4,986,164  $36,242,830   2,550,865  $ 18,627,405
                                                               =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                    CLASS A
                                                             -------------------------------------------------
                                                                                                 APRIL 30, 1999(A)
                                                                   YEAR ENDED DECEMBER 31,            THROUGH
                                                             ----------------------------------    DECEMBER 31,
                                                               2003     2002     2001     2000         1999
                                                             -------  -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  6.81  $  8.57  $ 10.23  $ 10.26       $ 10.00
                                                             -------  -------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.05     0.05     0.05     0.04          0.02
 Net realized and unrealized gain (loss) on investments.....    1.43    (1.78)   (1.67)   (0.06)         0.26
                                                             -------  -------  -------  -------       -------
 Total from investment operations...........................    1.48    (1.73)   (1.62)   (0.02)         0.28
                                                             -------  -------  -------  -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.02)   (0.03)   (0.04)   (0.01)        (0.02)
                                                             -------  -------  -------  -------       -------
 Total distributions........................................   (0.02)   (0.03)   (0.04)   (0.01)        (0.02)
                                                             -------  -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD.............................. $  8.27  $  6.81  $  8.57  $ 10.23       $ 10.26
                                                             =======  =======  =======  =======       =======
TOTAL RETURN (%)............................................    21.9    (20.2)   (15.9)    (0.2)          2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.98     0.90     0.90     0.90          0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.96     0.88       --       --            --
Ratio of net investment income to average net assets (%)....    0.68     0.62     0.58     0.51          0.45 (c)
Portfolio turnover rate (%).................................      88       63       86       68            60 (c)
Net assets, end of period (000)............................. $25,431  $20,618  $24,506  $18,422        $6,841
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.11     1.34     1.37     1.57          2.03 (c)

                                                                       CLASS B                       CLASS E
                                                             -----------------------     ---------------------------
                                                                          MAY 1, 2002(A)    YEAR ENDED    MAY 1, 2001(A)
                                                              YEAR ENDED     THROUGH       DECEMBER 31,      THROUGH
                                                             DECEMBER 31,  DECEMBER 31,  ---------------   DECEMBER 31,
                                                                 2003          2002        2003    2002        2001
                                                             ------------ -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $  6.80       $  8.13     $  6.81  $ 8.57      $ 9.56
                                                               -------       -------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.02          0.01        0.03    0.04        0.01
 Net realized and unrealized gain (loss) on investments.....      1.44         (1.34)       1.43   (1.77)      (1.00)
                                                               -------       -------     -------  ------      ------
 Total from investment operations...........................      1.46         (1.33)       1.46   (1.73)      (0.99)
                                                               -------       -------     -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.02)         0.00       (0.02)  (0.03)       0.00
                                                               -------       -------     -------  ------      ------
 Total distributions........................................     (0.02)         0.00       (0.02)  (0.03)       0.00
                                                               -------       -------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD..............................   $  8.24       $  6.80     $  8.25  $ 6.81      $ 8.57
                                                               =======       =======     =======  ======      ======
TOTAL RETURN (%)                                                  21.5         (16.4)(b)    21.5   (20.2)      (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................      1.23          1.15 (c)    1.13    1.05        1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................      1.21          1.13 (c)    1.11    1.03          --
Ratio of net investment income to average net assets (%)....      0.45          0.55 (c)    0.55    0.55        0.26 (c)
Portfolio turnover rate (%).................................        88            63          88      63          86
Net assets, end of period (000).............................   $48,960       $12,365     $12,077  $4,436      $  730
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................      1.36          1.59 (c)    1.26    1.49        1.52 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--95.5% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                     AEROSPACE & DEFENSE--1.4%
               9,710 Lockheed Martin Corp................ $    499,094
                                                          ------------

                     AIRLINES--0.9%
              19,500 Southwest Airlines Co...............      314,730
                                                          ------------

                     AUTO COMPONENTS--0.5%
               2,140 Magna International, Inc............      171,307
                                                          ------------

                     BEVERAGES--1.6%
               7,880 Diageo, Plc., (GBP).................      103,387
              10,480 PepsiCo, Inc........................      488,577
                                                          ------------
                                                               591,964
                                                          ------------

                     BIOTECHNOLOGY--1.5%
               7,500 Genzyme Corp. (b)...................      370,050
               2,900 Gilead Sciences, Inc. (b)...........      168,606
                                                          ------------
                                                               538,656
                                                          ------------

                     CAPITAL MARKETS--5.6%
              11,710 Franklin Resources, Inc.............      609,623
               1,900 Investors Financial Services Corp...       72,979
              17,900 Janus Capital Group, Inc............      293,739
               4,790 Lehman Brothers Holdings, Inc.......      369,884
              11,930 Merrill Lynch & Co., Inc............      699,694
                                                          ------------
                                                             2,045,919
                                                          ------------

                     CHEMICALS--2.6%
               6,900 Air Products & Chemicals, Inc.......      364,527
              12,620 Lyondell Chemical Co................      213,909
               8,880 The Dow Chemical Co.................      369,142
                                                          ------------
                                                               947,578
                                                          ------------

                     COMMERCIAL BANKS--5.1%
               8,600 Bank of America Corp................      691,698
               7,990 Bank One Corp.......................      364,264
              16,270 Mellon Financial Corp...............      522,430
               5,090 TCF Financial Corp..................      261,371
                                                          ------------
                                                             1,839,763
                                                          ------------

                     COMMERCIAL SERVICES & SUPPLIES--1.3%
               5,280 Corinthian Colleges, Inc. (b).......      293,357
               8,900 Monster Worldwide, Inc. (b).........      195,444
                                                          ------------
                                                               488,801
                                                          ------------

                     COMMUNICATION EQUIPMENT--3.5%
               5,620 Adtran, Inc.........................      174,220
              20,600 Cisco Systems, Inc. (b).............      500,374
              13,450 Netscreen Technologies, Inc. (b)....      332,887
              65,660 Nortel Networks Corp. (b)...........      277,742
                                                          ------------
                                                             1,285,223
                                                          ------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  COMPUTER & PERIPHERALS--1.6%
           14,900 Hewlett-Packard Co......................... $    342,253
            2,670 International Business Machines Corp.......      247,456
                                                              ------------
                                                                   589,709
                                                              ------------

                  CONSUMER FINANCE--1.8%
           13,600 American Express Co........................      655,928
                                                              ------------

                  CONTAINERS & PACKAGING--1.0%
           18,660 Smurfit-Stone Container Corp...............      346,516
                                                              ------------

                  DIVERSIFIED FINANCIAL SERVICES--2.9%
           22,058 Citigroup, Inc.............................    1,070,695
                                                              ------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
           17,960 Cincinnati Bell, Inc.......................       90,698
           11,510 Verizon Communications, Inc................      403,771
                                                              ------------
                                                                   494,469
                                                              ------------

                  ELECTRIC UTILITIES--2.0%
            2,760 Dominion Resources, Inc....................      176,171
            2,300 Exelon Corp................................      152,628
            6,490 FirstEnergy Corp...........................      228,448
            4,180 PPL Corp...................................      182,875
                                                              ------------
                                                                   740,122
                                                              ------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
           11,730 Flextronics International, Ltd. (b)........      174,073
            2,120 Millipore Corp.............................       91,266
            5,550 Thermo Electron Corp. (b)..................      139,860
                                                              ------------
                                                                   405,199
                                                              ------------

                  ENERGY EQUIPMENT & SERVICES--2.6%
           13,271 Global SantaFe Corp........................      329,519
           10,590 Halliburton Co.............................      275,340
            4,600 Noble Corp. (b)............................      164,588
            8,140 Transocean, Inc............................      195,441
                                                              ------------
                                                                   964,888
                                                              ------------

                  FOOD & STAPLES RETAILING--0.5%
            2,300 CVS Corp...................................       83,076
           15,690 Rite Aid Corp..............................       94,768
                                                              ------------
                                                                   177,844
                                                              ------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--3.8%
            2,300 Alcon, Inc.................................      139,242
            6,830 Applera Corp.--Applied Biosystems Group (b)      141,449
           11,290 Baxter International, Inc..................      344,571
            4,430 Fisher Scientific International, Inc.......      183,269
            9,680 Guidant Corp...............................      582,736
                                                              ------------
                                                                 1,391,267
                                                              ------------

                  HEALTH CARE PROVIDERS & SERVICES--2.3%
            2,580 AmerisourceBergen Corp.....................      144,867
            7,650 Caremark Rx, Inc. (b)......................      193,775

 See accompanying notes to statement of investments and financial statements.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
            SHARES                                          (NOTE 1)
          ------------------------------------------------------------

                      HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
               30,790 Tenet Healthcare Corp. (b)......... $    494,179
                                                          ------------
                                                               832,821
                                                          ------------

                      HOTELS, RESTAURANTS & LEISURE--0.5%
               10,200 Hilton Hotels Corp.................      174,726
                                                          ------------

                      HOUSEHOLD DURABLES--1.0%
               16,480 Newell Rubbermaid, Inc.............      375,250
                                                          ------------

                      HOUSEHOLD PRODUCTS--3.3%
                7,830 Colgate-Palmolive Co...............      391,892
                5,620 Kimberly-Clark Corp................      332,086
                4,965 The Procter & Gamble Co............      495,904
                                                          ------------
                                                             1,219,882
                                                          ------------

                      INDUSTRIAL CONGLOMERATES--3.1%
               12,700 General Electric Co................      393,446
               27,360 Tyco International, Ltd............      725,040
                                                          ------------
                                                             1,118,486
                                                          ------------

                      INSURANCE--2.7%
                9,070 ACE, Ltd...........................      375,679
                5,460 American International Group, Inc..      361,889
                3,180 XL Capital, Ltd. (Class A).........      246,609
                                                          ------------
                                                               984,177
                                                          ------------

                      INTERNET & CATALOG RETAIL--2.0%
                6,000 eBay, Inc. (b).....................      387,540
               10,480 InterActiveCorp (b)................      355,586
                                                          ------------
                                                               743,126
                                                          ------------

                      INTERNET SOFTWARE & SERVICES--0.4%
               13,500 Akamai Technologies, Inc. (b)......      145,125
                                                          ------------

                      MACHINERY--0.4%
                1,440 Eaton Corp.........................      155,491
                                                          ------------

                      MEDIA--6.5%
               11,840 Clear Channel Communications, Inc..      554,467
               14,000 Comcast Corp. (Class A)............      460,180
                8,960 Cumulus Media, Inc. (b)............      197,120
                9,430 Getty Images, Inc. (b).............      472,726
                8,210 Lamar Advertising Co. (Class A) (b)      306,397
                8,564 Viacom, Inc. (Class B).............      380,071
                                                          ------------
                                                             2,370,961
                                                          ------------

                      METALS & MINING--1.0%
               41,430 BHP Billiton, Plc., (GBP)..........      360,899
                                                          ------------

                      MULTI-UTILITIES--0.2%
               16,000 Calpine Corp. (b)..................       76,960
                                                          ------------

                                                            VALUE
            SHARES                                         (NOTE 1)
          -----------------------------------------------------------

                      MULTILINE RETAIL--3.4%
               15,970 Kohl's Corp. (b).................. $    717,692
               13,130 Target Corp.......................      504,192
                                                         ------------
                                                            1,221,884
                                                         ------------

                      OIL & GAS--3.2%
                1,100 Amerada Hess Corp.................       58,487
               64,300 BP, Plc., (GBP)...................      519,948
                4,188 Exxon Mobil Corp..................      171,708
                3,670 Talisman Energy, Inc., (CAD)......      208,781
                5,200 Unocal Corp.......................      191,516
                                                         ------------
                                                            1,150,440
                                                         ------------

                      PAPER & FOREST PRODUCTS--0.9%
                7,000 Boise Cascade Corp................      230,020
                1,800 Bowater, Inc......................       83,358
                                                         ------------
                                                              313,378
                                                         ------------

                      PHARMACEUTICALS--4.9%
               19,250 Johnson & Johnson.................      994,455
               30,150 Schering-Plough Corp..............      524,309
                6,460 Wyeth.............................      274,227
                                                         ------------
                                                            1,792,991
                                                         ------------

                      ROAD & RAIL--1.3%
                6,630 Union Pacific Corp................      460,652
                                                         ------------

                      SEMICONDUCTORS & EQUIPMENT--4.0%
              112,000 Agere Systems, Inc. (Class B).....      324,800
               10,300 Intel Corp........................      331,660
                4,400 Marvell Technology Group, Ltd. (b)      166,892
                4,970 Novellus Systems, Inc. (b)........      208,988
               15,480 STMicroelectronics NV (ADR).......      418,115
                                                         ------------
                                                            1,450,455
                                                         ------------

                      SOFTWARE--4.9%
               25,150 Amdocs, Ltd. (b)..................      565,372
               39,450 Microsoft Corp....................    1,086,453
                9,950 Network Associates, Inc. (b)......      149,648
                   20 Symantec Corp. (b)................          693
                                                         ------------
                                                            1,802,166
                                                         ------------

                      SPECIALTY RETAIL--1.3%
                4,360 Hot Topic, Inc. (b)...............      128,446
                9,360 The Home Depot, Inc...............      332,186
                                                         ------------
                                                              460,632
                                                         ------------

                      TEXTILES, APPARELS & LUXURY GOODS--0.4%
                4,140 Reebok International, Ltd.........      162,785
                                                         ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                           VALUE
             SHARES                                       (NOTE 1)
           ---------------------------------------------------------

                       THRIFTS & MORTGAGE FINANCE--1.3%
                 8,020 Federal Home Loan Mortgage Corp. $    467,726
                                                        ------------

                       TOBACCO--2.0%
                13,370 Altria Group, Inc...............      727,595
                                                        ------------

                       WIRELESS TELECOMMUNICATION SERVICES--1.8%
                38,470 AT&T Wireless Services, Inc. (b)      307,375
                62,620 Sprint Corp. (PCS Group) (b)....      351,925
                                                        ------------
                                                             659,300
                                                        ------------
                       Total Common Stocks
                        (Identified Cost $31,617,488)..   34,787,580
                                                        ------------

           PREFERRED STOCKS--0.1%
           ---------------------------------------------------------

                       OIL & GAS--0.1%
                   480 Amerada Hess Corp...............       26,328
                                                        ------------
                       Total Preferred Stocks
                        (Identified Cost $24,000)......       26,328
                                                        ------------

        SHORT TERM INVESTMENTS--4.7%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--4.7%
        $1,724,000 Federal Home Loan Bank 0.750%, 01/02/04 $ 1,723,964
                                                           -----------
                   Total Short Term Investments
                    (Identified Cost $1,723,964)..........   1,723,964
                                                           -----------
                   Total Investments--100.3%
                    (Identified Cost $33,365,452) (a).....  36,537,872
                   Other assets less liabilities..........    (117,710)
                                                           -----------
                   TOTAL NET ASSETS--100%................. $36,420,162
                                                           ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................          $ 36,537,872
       Cash........................................                   851
       Foreign cash at value
        (Identified cost $983 )....................                   992
       Receivable for:
        Securities sold............................               418,983
        Fund shares sold...........................               111,599
        Dividends..................................                42,005
        Foreign taxes..............................                 3,525
        Due from investment adviser................                 8,145
                                                             ------------
         Total Assets..............................            37,123,972
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $ 67,299
        Securities purchased.......................  589,079
       Accrued expenses:
        Management fees............................   12,059
        Service and distribution fees..............      673
        Deferred trustees fees.....................    6,168
        Other expenses.............................   28,532
                                                    --------
         Total Liabilities.........................               703,810
                                                             ------------
     NET ASSETS....................................          $ 36,420,162
                                                             ============
       Net assets consist of:
        Capital paid in............................          $ 55,696,637
        Undistributed net investment income........               155,829
        Accumulated net realized gains (losses)....           (22,605,464)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........             3,173,160
                                                             ------------
     NET ASSETS....................................          $ 36,420,162
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($30,822,507 divided by 3,660,367 shares of
      beneficial interest).........................          $       8.42
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($128,003 divided by 15,287 shares of
      beneficial interest).........................          $       8.37
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($5,469,652 divided by 652,547 shares of
      beneficial interest).........................          $       8.38
                                                             ============
     Identified cost of investments................          $ 33,365,452
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................             $  525,734(a)
        Interest................................                 13,488
                                                             ----------
                                                                539,222
      EXPENSES
        Management fees......................... $  237,348
        Service and distribution fees--Class B..        101
        Service and distribution fees--Class E..      5,199
        Directors' fees and expenses............     18,294
        Custodian...............................    114,251
        Audit and tax services..................     22,300
        Legal...................................        849
        Printing................................     10,794
        Insurance...............................        718
        Miscellaneous...........................      2,998
                                                 ----------
        Total expenses before reductions........    412,852
        Expense reductions......................    (11,548)
        Less expenses assumed by the investment
         adviser................................   (100,445)    300,859
                                                 ----------  ----------
      NET INVESTMENT INCOME.....................                238,363
                                                             ----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................    686,827
        Foreign currency transactions--net......    152,264     839,091
                                                 ----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  5,896,350
        Foreign currency transactions--net......        266   5,896,616
                                                 ----------  ----------
      Net gain (loss)...........................              6,735,707
                                                             ----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................             $6,974,070
                                                             ==========

(a)Net of foreign taxes of $4,519.

                See accompanying notes to financial statements.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income............................................. $   238,363  $    203,679
  Net realized gain (loss)..........................................     839,091    (9,478,531)
  Unrealized appreciation (depreciation)............................   5,896,616      (858,211)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   6,974,070   (10,133,063)
                                                                     -----------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (251,348)      (59,155)
    Class E.........................................................     (22,115)       (1,315)
                                                                     -----------  ------------
  TOTAL DISTRIBUTIONS...............................................    (273,463)      (60,470)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     169,644    (2,824,802)
                                                                     -----------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   6,870,251   (13,018,335)

NET ASSETS
  Beginning of the period...........................................  29,549,911    42,568,246
                                                                     -----------  ------------
  End of the period................................................. $36,420,162  $ 29,549,911
                                                                     ===========  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   155,829  $    192,169
                                                                     ===========  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,229,378  $  9,128,622   1,871,022  $ 14,400,470
  Reinvestments...............................................     36,586       251,348       6,602        59,155
  Redemptions................................................. (1,619,941)  (11,929,995) (2,531,503)  (19,328,287)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (353,977) $ (2,550,025)   (653,879) $ (4,868,662)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     15,595  $    120,220           0  $          0
  Redemptions.................................................       (308)       (2,395)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     15,287  $    117,825           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    438,897  $  3,287,683     295,833  $  2,296,885
  Reinvestments...............................................      3,233        22,115         147         1,315
  Redemptions.................................................    (92,859)     (707,954)    (34,533)     (254,340)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    349,271  $  2,601,844     261,447  $  2,043,860
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.     10,581  $    169,644    (392,432) $ (2,824,802)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                        -------------------------------------------------
                                                                                            APRIL 30, 1999(A)
                                                              YEAR ENDED DECEMBER 31,            THROUGH
                                                        ----------------------------------    DECEMBER 31,
                                                          2003     2002     2001     2000         1999
                                                        -------  -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................... $  6.85  $  9.04  $ 11.54  $ 11.98       $10.00
                                                        -------  -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.................................    0.06     0.05     0.01     0.02         0.00
 Net realized and unrealized gain (loss) on investments    1.58    (2.23)   (2.42)   (0.45)        1.98
                                                        -------  -------  -------  -------       ------
 Total from investment operations......................    1.64    (2.18)   (2.41)   (0.43)        1.98
                                                        -------  -------  -------  -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income..............   (0.07)   (0.01)    0.00    (0.01)        0.00
 Distributions from net realized capital gains.........    0.00     0.00    (0.09)    0.00         0.00
                                                        -------  -------  -------  -------       ------
 Total distributions...................................   (0.07)   (0.01)   (0.09)   (0.01)        0.00
                                                        -------  -------  -------  -------       ------
NET ASSET VALUE, END OF PERIOD......................... $  8.42  $  6.85  $  9.04  $ 11.54       $11.98
                                                        =======  =======  =======  =======       ======
TOTAL RETURN (%).......................................    24.1    (24.1)   (21.0)    (3.6)        19.8 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................    0.97     0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)......................    0.93     0.83     0.90     0.90           --
Ratio of net investment income to average net assets
 (%)...................................................    0.77     0.58     0.14     0.09        (0.06)(c)
Portfolio turnover rate (%)............................     138      112       98       83           84 (c)
Net assets, end of period (000)........................ $30,823  $27,483  $42,191  $53,910       $6,872
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%).........................    1.29     1.14     1.06     1.25         2.03 (c)

                                                             CLASS B                 CLASS E
                                                        ----------------- --------------------------
                                                        APRIL 23, 2003(A)   YEAR ENDED    MAY 1, 2001(A)
                                                             THROUGH       DECEMBER 31,      THROUGH
                                                          DECEMBER 31,    --------------   DECEMBER 31,
                                                              2003         2003    2002        2001
                                                        ----------------- ------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................       $7.03       $ 6.82  $ 9.01      $10.52
                                                              -----       ------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.................................        0.01         0.05    0.03        0.02
 Net realized and unrealized gain (loss) on investments        1.33         1.57   (2.21)      (1.53)
                                                              -----       ------  ------      ------
 Total from investment operations......................        1.34         1.62   (2.18)      (1.51)
                                                              -----       ------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income..............        0.00        (0.06)  (0.01)       0.00
                                                              -----       ------  ------      ------
 Total distributions...................................        0.00        (0.06)  (0.01)       0.00
                                                              -----       ------  ------      ------
NET ASSET VALUE, END OF PERIOD.........................       $8.37       $ 8.38  $ 6.82      $ 9.01
                                                              =====       ======  ======      ======
TOTAL RETURN (%).......................................        19.1(b)      23.9   (24.2)      (14.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................        1.22(c)      1.12    1.05        1.05 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)......................        1.18(c)      1.08    0.98        1.05 (c)
Ratio of net investment income to average net assets
 (%)...................................................        0.46(c)      0.61    0.57        0.08 (c)
Portfolio turnover rate (%)............................         138          138     112          98
Net assets, end of period (000)........................       $ 128       $5,470  $2,067      $  377
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%).........................        1.54(c)      1.44    1.29        1.21 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--97.3% OF TOTAL NET ASSETS


                                                                    VALUE
      SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.1%
        222,800    United Technologies Corp.................... $    21,114,756
                                                                ---------------

                   AIR FREIGHT & COURIERS--0.3%
        179,600    Expeditors International of Washington, Inc.       6,763,736
                                                                ---------------

                   BEVERAGES--1.2%
        451,900    The Coca-Cola Co............................      22,933,925
                                                                ---------------

                   BIOTECHNOLOGY--1.9%
        409,400    Amgen, Inc. (b).............................      25,300,920
        188,100    Gilead Sciences, Inc. (b)...................      10,936,134
                                                                ---------------
                                                                     36,237,054
                                                                ---------------

                   CAPITAL MARKETS--3.3%
        743,100    Ameritrade Holding Corp. (b)................      10,455,417
        189,200    Franklin Resources, Inc.....................       9,849,752
        325,300    Lehman Brothers Holdings, Inc...............      25,119,666
        315,500    Merrill Lynch & Co., Inc....................      18,504,075
                                                                ---------------
                                                                     63,928,910
                                                                ---------------

                   CHEMICALS--2.9%
        347,900    E. I. du Pont de Nemours & Co...............      15,965,131
        783,900    Praxair, Inc................................      29,944,980
        261,100    The Dow Chemical Co.........................      10,853,927
                                                                ---------------
                                                                     56,764,038
                                                                ---------------

                   COMMERCIAL BANKS--3.1%
        300,000    Bank of America Corp........................      24,129,000
        428,600    Wachovia Corp...............................      19,968,474
        266,700    Wells Fargo & Co............................      15,705,963
                                                                ---------------
                                                                     59,803,437
                                                                ---------------

                   COMMERCIAL SERVICES & SUPPLIES--0.2%
        177,123    Cendant Corp. (b)...........................       3,944,529
                                                                ---------------

                   COMMUNICATION EQUIPMENT--2.1%
      1,676,600    Cisco Systems, Inc. (b).....................      40,724,614
                                                                ---------------

                   COMPUTER & PERIPHERALS--3.5%
        820,600    Dell, Inc. (b)..............................      27,867,576
        614,700    EMC Corp....................................       7,941,924
        973,604    Hewlett-Packard Co..........................      22,363,684
        517,000    Seagate Technology..........................       9,771,300
                                                                ---------------
                                                                     67,944,484
                                                                ---------------

                   CONSUMER FINANCE--2.3%
        620,400    American Express Co.........................      29,921,892
        364,700    SLM Corp....................................      13,741,896
                                                                ---------------
                                                                     43,663,788
                                                                ---------------

                   DIVERSIFIED FINANCIAL SERVICES--2.8%
      1,124,664    Citigroup, Inc..............................      54,591,191
                                                                ---------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
      1,295,700    SBC Communications, Inc.....................      33,778,899

                                                                  VALUE
         SHARES                                                  (NOTE 1)
      -----------------------------------------------------------------------

                      DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
           495,000    Verizon Communications, Inc............ $    17,364,600
                                                              ---------------
                                                                   51,143,499
                                                              ---------------

                      ELECTRICAL EQUIPMENT--0.5%
           409,100    American Power Conversion Corp.........      10,002,495
                                                              ---------------

                      ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
           580,300    Agilent Technologies, Inc. (b).........      16,967,972
                                                              ---------------

                      ENERGY EQUIPMENT & SERVICES--1.7%
           587,900    Halliburton Co.........................      15,285,400
           421,900    Nabors Industries, Ltd. (b)............      17,508,850
                                                              ---------------
                                                                   32,794,250
                                                              ---------------

                      FOOD & STAPLES RETAILING--0.6%
           218,340    Wal-Mart Stores........................      11,582,937
                                                              ---------------

                      FOOD PRODUCTS--0.3%
           174,900    Dean Foods Co. (b).....................       5,748,963
                                                              ---------------

                      FOREST PRODUCTS & PAPER--1.1%
           492,700    International Paper Co.................      21,240,297
                                                              ---------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
           456,600    Baxter International, Inc..............      13,935,432
           499,400    Becton, Dickinson & Co.................      20,545,316
           249,700    Medtronic, Inc.........................      12,137,917
                                                              ---------------
                                                                   46,618,665
                                                              ---------------

                      HEALTH CARE PROVIDERS & SERVICES--0.9%
           690,300    Caremark Rx, Inc. (b)(c)...............      17,485,299
                                                              ---------------

                      HOTELS, RESTAURANTS & LEISURE--2.7%
           551,800    International Game Technology..........      19,699,260
         1,278,700    McDonald's Corp........................      31,750,121
                                                              ---------------
                                                                   51,449,381
                                                              ---------------

                      HOUSEHOLD PRODUCTS--1.3%
           246,800    The Procter & Gamble Co................      24,650,384
                                                              ---------------

                      IT SERVICES--1.0%
           732,900    Accenture, Ltd. (Class A) (b)..........      19,289,928
                                                              ---------------

                      INDUSTRIAL CONGLOMERATES--3.9%
         1,300,400    General Electric Co....................      40,286,392
         1,351,300    Tyco International, Ltd................      35,809,450
                                                              ---------------
                                                                   76,095,842
                                                              ---------------

                      INSURANCE--5.6%
           776,200    American International Group, Inc......      51,446,536
           479,000    Hartford Financial Services Group, Inc.      28,275,370
           854,040    Willis Group Holdings, Ltd. (b)........      29,097,143
                                                              ---------------
                                                                  108,819,049
                                                              ---------------

                      INTERNET & CATALOG RETAIL--2.0%
         1,145,900    InterActiveCorp (b) (c)................      38,880,387
                                                              ---------------

                      INTERNET SOFTWARE & SERVICES--0.5%
           224,500    Yahoo!, Inc. (b).......................      10,140,665
                                                              ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
   -------------------------------------------------------------------------

                MACHINERY--0.5%
        140,500 ITT Industries, Inc......................... $    10,426,505
                                                             ---------------

                MEDIA--7.3%
      1,091,500 Comcast Corp. (Special Class A) (b).........      34,142,120
      1,527,357 Hughes Electronics Corp. (b)................      25,277,750
        825,400 The News Corp., Ltd. (ADR) (b)(c)...........      29,796,940
      1,355,200 The Walt Disney Co..........................      31,616,816
      1,096,100 Time Warner, Inc. (b).......................      19,718,839
                                                             ---------------
                                                                 140,552,465
                                                             ---------------

                METALS & MINING--1.7%
        670,500 Newmont Mining Corp.........................      32,593,005
                                                             ---------------

                MULTILINE RETAIL--0.4%
        173,980 Federated Department Stores, Inc............       8,199,677
                                                             ---------------

                OIL & GAS--5.1%
        391,600 Burlington Resources, Inc...................      21,686,808
        330,400 EOG Resources, Inc..........................      15,254,568
      1,011,300 Exxon Mobil Corp............................      41,463,300
        228,500 Newfield Exploration Co. (b)................      10,177,390
        391,000 XTO Energy, Inc.............................      11,065,300
                                                             ---------------
                                                                  99,647,366
                                                             ---------------

                PAPER & FOREST PRODUCTS--1.2%
        358,900 Weyerhaeuser Co.............................      22,969,600
                                                             ---------------

                PHARMACEUTICALS--7.3%
        362,100 Abbott Laboratories.........................      16,873,860
        113,300 Eli Lilly & Co..............................       7,968,389
        304,200 Johnson & Johnson...........................      15,714,972
        821,400 Novartis AG (ADR) (c).......................      37,694,046
      1,328,425 Pfizer, Inc.................................      46,933,255
        393,200 Wyeth.......................................      16,691,340
                                                             ---------------
                                                                 141,875,862
                                                             ---------------

                SEMICONDUCTORS & EQUIPMENT--7.1%
        333,000 Broadcom Corp. (Class A) (b)................      11,351,970
      1,825,900 Intel Corp..................................      58,793,980
        323,800 National Semiconductor Corp. (b)............      12,760,958
      1,943,312 Taiwan Semiconductor Manufacturing Co., Ltd.
                 (ADR) (b)..................................      19,899,515
        812,800 Teradyne, Inc. (b) (c)......................      20,685,760
        456,800 Texas Instruments, Inc......................      13,420,784
                                                             ---------------
                                                                 136,912,967
                                                             ---------------

                SOFTWARE--3.4%
      1,973,900 Microsoft Corp..............................      54,361,206
        285,000 SAP AG (ADR)................................      11,844,600
                                                             ---------------
                                                                  66,205,806
                                                             ---------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    SPECIALTY RETAIL--4.7%
            282,700 Bed Bath & Beyond, Inc. (b).......... $   12,255,045
            209,500 CarMax, Inc. (b).....................      6,479,835
            411,700 Lowe's Cos., Inc.....................     22,804,063
            845,700 Staples, Inc. (b)....................     23,087,610
            730,100 The Home Depot, Inc..................     25,911,249
                                                          --------------
                                                              90,537,802
                                                          --------------

                    TEXTILES, APPARELS & LUXURY GOODS--1.4%
            388,500 NIKE, Inc. (Class B).................     26,596,710
                                                          --------------

                    THRIFTS & MORTGAGE FINANCE--1.0%
            262,900 Federal National Mortgage Association     19,733,274
                                                          --------------

                    TOBACCO--1.9%
            660,900 Altria Group, Inc....................     35,966,178
                                                          --------------

                    WIRELESS TELECOMMUNICATION SERVICES--1.6%
          1,228,400 Vodafone Group, Plc. (ADR) (c).......     30,759,136
                                                          --------------
                    Total Common Stocks
                     (Identified Cost $1,576,588,454)....  1,884,300,828
                                                          --------------

        PREFERRED STOCKS--0.0%
        ----------------------------------------------------------------

                    MEDIA--0.0%
                  1 The News Corp., Ltd. (ADR)...........             29
                                                          --------------
                    Total Preferred Stocks
                     (Identified Cost $28)...............             29
                                                          --------------

        SHORT TERM INVESTMENTS--2.6%
           FACE
          AMOUNT
        ----------------------------------------------------------------

                    COMMERCIAL PAPER--2.6%
        $ 5,676,000 Caterpillar Financial Services Corp.
                     1.020%, 01/14/04....................      5,673,909
          1,238,000 Caterpillar Financial Services Corp.
                     0.990%, 01/16/04....................      1,237,489
         15,000,000 General Electric Capital Corp.
                     1.030%, 01/09/2004..................     14,996,567
          5,000,000 International Business Machines
                     0.960%, 01/05/2004..................      4,999,467
         20,000,000 Merrill Lynch & Co., Inc.
                     1.040%, 01/06/2004..................     19,997,111
          2,629,000 UBS Finance, Inc. 0.930%, 01/02/04...      2,628,932
                                                          --------------
                                                              49,533,475
                                                          --------------
                    Total Short Term Investments
                     (Identified Cost $49,533,475).......     49,533,475
                                                          --------------
                    Total Investments--99.9%
                     (Identified Cost $1,626,121,957) (a)  1,933,834,332
                    Other assets less liabilities........      2,136,318
                                                          --------------
                    TOTAL NET ASSETS--100%............... $1,935,970,650
                                                          ==============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $1,933,834,332
      Cash.....................................                    542,211
      Collateral for securities loaned.........                 39,994,024
      Receivable for:
       Securities sold.........................                  7,930,450
       Fund shares sold........................                    200,131
       Dividends...............................                  2,352,082
       Foreign taxes...........................                     51,717
                                                            --------------
        Total Assets...........................              1,984,904,947
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   614,896
       Securities purchased....................   7,454,700
       Withholding taxes.......................      22,089
       Return of collateral for securities
        loaned.................................  39,994,024
      Accrued expenses:
       Management fees.........................     783,261
       Service and distribution fees...........       6,993
       Other expenses..........................      58,334
                                                -----------
        Total Liabilities......................                 48,934,297
                                                            --------------
    NET ASSETS.................................             $1,935,970,650
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $2,329,864,290
       Undistributed net investment income.....                 11,981,144
       Accumulated net realized gains
        (losses)...............................               (713,587,159)
       Unrealized appreciation (depreciation)
        on investments.........................                307,712,375
                                                            --------------
    NET ASSETS.................................             $1,935,970,650
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($1,886,743,623 divided by
     76,484,415 shares outstanding)............             $        24.67
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($14,219,124 divided by
     582,718 shares outstanding)...............             $        24.40
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($35,007,903 divided by
     1,428,864 shares outstanding).............             $        24.50
                                                            ==============
    Identified cost of investments.............             $1,626,121,957
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 30, 2003

    INVESTMENT INCOME
      Dividends...............................             $ 22,865,084 (a)
      Interest................................                  648,272 (b)
                                                           ------------
                                                             23,513,356
    EXPENSES
      Management fees......................... $8,408,511
      Service and distribution fees--Class B..     23,313
      Service and distribution fees--Class E..     26,843
      Directors' fees and expenses............     24,080
      Custodian...............................    351,129
      Audit and tax services..................     22,300
      Legal...................................     70,160
      Printing................................    637,920
      Insurance...............................     48,314
      Miscellaneous...........................     14,015
                                               ----------
      Total expenses before reductions........  9,626,585
      Expense reductions......................   (147,230)    9,479,355
                                               ----------  ------------
    NET INVESTMENT INCOME.....................               14,034,001
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................              (17,451,108)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              459,570,368
                                                           ------------
    Net gain (loss)...........................              442,119,260
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $456,153,261
                                                           ============

(a)Net of foreign taxes of $216,835.
(b)Includes income on securities loaned of $56,775.

                See accompanying notes to financial statements.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   14,034,001  $   15,541,259
  Net realized gain (loss)..........................................    (17,451,108)   (433,123,149)
  Unrealized appreciation (depreciation)............................    459,570,368    (202,599,961)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    456,153,261    (620,181,851)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (14,570,160)    (11,291,858)
    Class B.........................................................        (58,783)        (22,397)
    Class E.........................................................       (103,186)         (7,091)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (14,732,129)    (11,321,346)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (84,146,550)   (249,999,854)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    357,274,582    (881,503,051)

NET ASSETS
  Beginning of the period...........................................  1,578,696,068   2,460,199,119
                                                                     --------------  --------------
  End of the period................................................. $1,935,970,650  $1,578,696,068
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   11,981,144  $   14,713,701
                                                                     ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               -------------------------  --------------------------
                                                                 SHARES           $          SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  1,315,400  $  28,007,348    2,280,606  $  49,400,831
  Reinvestments...............................................    743,755     14,570,160      459,579     11,291,858
  Redemptions................................................. (7,395,661)  (154,223,963) (15,405,282)  (324,150,501)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (5,336,506) $(111,646,455) (12,665,097) $(263,457,812)
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................    344,246  $   7,377,886      327,689  $   7,071,395
  Reinvestments...............................................      3,028         58,783          919         22,397
  Redemptions.................................................   (107,154)    (2,245,795)     (96,443)    (1,955,711)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    240,120  $   5,190,874      232,165  $   5,138,081
                                                               ==========  =============  ===========  =============
CLASS E
  Sales.......................................................  1,179,574  $  25,531,532      475,305  $   9,961,698
  Reinvestments...............................................      5,297        103,186          290          7,091
  Redemptions.................................................   (154,406)    (3,325,687)     (77,628)    (1,648,912)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................  1,030,465  $  22,309,031      397,967  $   8,319,877
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (4,065,921) $ (84,146,550) (12,034,965) $(249,999,854)
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                        CLASS A
                                              ----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                 2003        2002        2001        2000        1999
                                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD......... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.19        0.19        0.18        0.19        0.23
 Net realized and unrealized gain (loss) on
   investments...............................       5.54       (6.96)      (6.00)      (2.55)       6.38
                                              ----------  ----------  ----------  ----------  ----------
 Total from investment operations............       5.73       (6.77)      (5.82)      (2.36)       6.61
                                              ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income....      (0.18)      (0.12)      (0.25)       0.00       (0.24)
 Distributions from net realized capital
   gains.....................................       0.00        0.00       (4.26)      (0.44)      (4.33)
                                              ----------  ----------  ----------  ----------  ----------
 Total distributions.........................      (0.18)      (0.12)      (4.51)      (0.44)      (4.57)
                                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD............... $    24.67  $    19.12  $    26.01  $    36.34  $    39.14
                                              ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).............................       30.2       (26.1)      (17.0)       (6.2)       18.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........       0.56        0.54        0.53        0.50        0.49
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       0.55        0.52        0.50        0.49          --
Ratio of net investment income to average
 net assets (%)..............................       0.83        0.79        0.58        0.48        0.59
Portfolio turnover rate (%)..................         75          79         101          86          83
Net assets, end of period (000).............. $1,886,744  $1,564,635  $2,457,339  $3,278,964  $3,623,316

                                                          CLASS B                         CLASS E
                                              ---------------------------     ---------------------------
                                                 YEAR ENDED    MAY 1, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                                DECEMBER 31,      THROUGH       DECEMBER 31,      THROUGH
                                              ---------------   DECEMBER 31,  ---------------   DECEMBER 31,
                                                2003    2002        2001        2003    2002        2001
                                              -------  ------  -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD......... $ 18.93  $25.80      $29.14     $ 19.01  $25.89      $29.23
                                              -------  ------      ------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................    0.14    0.12        0.02        0.16    0.16        0.01
 Net realized and unrealized gain (loss) on
   investments...............................    5.48   (6.87)      (3.36)       5.51   (6.92)      (3.35)
                                              -------  ------      ------     -------  ------      ------
 Total from investment operations............    5.62   (6.75)      (3.34)       5.67   (6.76)      (3.34)
                                              -------  ------      ------     -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income....   (0.15)  (0.12)       0.00       (0.18)  (0.12)       0.00
                                              -------  ------      ------     -------  ------      ------
 Total distributions.........................   (0.15)  (0.12)       0.00       (0.18)  (0.12)       0.00
                                              -------  ------      ------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD............... $ 24.40  $18.93      $25.80     $ 24.50  $19.01      $25.89
                                              =======  ======      ======     =======  ======      ======
TOTAL RETURN (%).............................    29.9   (26.3)      (11.5)(b)    30.0   (26.2)      (11.4)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........    0.81    0.79        0.78 (c)    0.71    0.69        0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....    0.80    0.77        0.75 (c)    0.70    0.67        0.65 (c)
Ratio of net investment income to average
 net assets (%)..............................    0.59    0.61        0.45 (c)    0.71    0.79        0.43 (c)
Portfolio turnover rate (%)..................      75      79         101          75      79         101
Net assets, end of period (000).............. $14,219  $6,486      $2,849     $35,008  $7,575      $   11

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.7% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                     AEROSPACE & DEFENSE--4.9%
              28,415 Honeywell International, Inc........ $    949,913
              22,770 The Boeing Co.......................      959,528
              11,930 United Technologies Corp............    1,130,606
                                                          ------------
                                                             3,040,047
                                                          ------------

                     AUTOMOBILES--1.5%
              18,000 General Motors Corp.................      961,200
                                                          ------------

                     CAPITAL MARKETS--4.8%
              15,940 J.P. Morgan Chase & Co..............      585,476
              21,580 Morgan Stanley......................    1,248,835
              34,900 The Bank of New York Co., Inc.......    1,155,888
                                                          ------------
                                                             2,990,199
                                                          ------------

                     CHEMICALS--2.8%
              11,600 Air Products & Chemicals, Inc.......      612,828
              25,250 E. I. du Pont de Nemours & Co.......    1,158,722
                                                          ------------
                                                             1,771,550
                                                          ------------

                     COMMERCIAL BANKS--9.1%
              16,440 Bank of America Corp................    1,322,269
              25,980 FleetBoston Financial Corp..........    1,134,027
              35,500 National City Corp..................    1,204,870
              12,870 PNC Financial Services Group, Inc...      704,375
              43,250 U.S. Bancorp........................    1,287,985
                                                          ------------
                                                             5,653,526
                                                          ------------

                     COMMERCIAL SERVICES & SUPPLIES--2.7%
              41,480 Cendant Corp. (b)...................      923,760
              25,180 Waste Management, Inc...............      745,328
                                                          ------------
                                                             1,669,088
                                                          ------------

                     COMMUNICATION EQUIPMENT--0.9%
              37,700 Motorola, Inc.......................      530,439
                                                          ------------

                     COMPUTER & PERIPHERALS--0.8%
             114,400 Sun Microsystems, Inc. (b)..........      513,656
                                                          ------------

                     CONSUMER FINANCE--1.8%
              44,180 MBNA Corp...........................    1,097,873
                                                          ------------

                     DIVERSIFIED FINANCIAL SERVICES--3.7%
              47,471 Citigroup, Inc......................    2,304,242
                                                          ------------

                     DIVERSIFIED TELECOMMUNICATION SERVICES--5.7%
              37,390 BellSouth Corp......................    1,058,137
              46,200 SBC Communications, Inc.............    1,204,434
              36,590 Verizon Communications, Inc.........    1,283,577
                                                          ------------
                                                             3,546,148
                                                          ------------

                     ELECTRIC UTILITIES--1.8%
              25,830 PPL Corp............................    1,130,062
                                                          ------------

                                                               VALUE
          SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                    ENERGY EQUIPMENT & SERVICES--3.2%
             36,510 Halliburton Co......................... $    949,260
             42,070 Transocean, Inc........................    1,010,101
                                                            ------------
                                                               1,959,361
                                                            ------------

                    FOOD & STAPLES RETAILING--3.6%
             22,370 CVS Corp...............................      808,005
             14,300 Safeway, Inc. (b)......................      313,313
             61,930 The Kroger Co..........................    1,146,324
                                                            ------------
                                                               2,267,642
                                                            ------------

                    FOOD PRODUCTS--1.5%
             42,560 Sara Lee Corp..........................      923,978
                                                            ------------

                    FOREST PRODUCTS & PAPER--1.7%
             24,470 International Paper Co.................    1,054,902
                                                            ------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
             29,830 Baxter International, Inc..............      910,412
                                                            ------------

                    HEALTH CARE PROVIDERS & SERVICES--1.5%
             21,920 HCA, Inc...............................      941,683
                                                            ------------

                    HOTELS, RESTAURANTS & LEISURE--2.8%
             19,970 Carnival Corp..........................      793,408
             38,940 McDonald's Corp........................      966,880
                                                            ------------
                                                               1,760,288
                                                            ------------

                    HOUSEHOLD DURABLES--0.8%
             21,400 Newell Rubbermaid, Inc.................      487,278
                                                            ------------

                    HOUSEHOLD PRODUCTS--1.8%
             18,800 Kimberly-Clark Corp....................    1,110,892
                                                            ------------

                    INDUSTRIAL CONGLOMERATES--2.6%
              9,000 General Electric Co....................      278,820
             50,620 Tyco International, Ltd................    1,341,430
                                                            ------------
                                                               1,620,250
                                                            ------------

                    INSURANCE--5.6%
             16,760 American International Group, Inc......    1,110,853
             13,000 Aon Corp...............................      311,220
             15,380 Hartford Financial Services Group, Inc.      907,881
             14,880 XL Capital, Ltd. (Class A).............    1,153,944
                                                            ------------
                                                               3,483,898
                                                            ------------

                    MEDIA--6.1%
             53,654 Hughes Electronics Corp. (b)...........      887,973
             90,370 Liberty Media Corp. (Class A) (b)......    1,074,499
             21,600 The Interpublic Group of Cos., Inc.....      336,960
             49,790 The Walt Disney Co.....................    1,161,601
              7,300 Viacom, Inc. (Class B).................      323,974
                                                            ------------
                                                               3,785,007
                                                            ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     METALS & MINING--1.7%
              28,520 Alcoa, Inc........................... $  1,083,760
                                                           ------------

                     MULTILINE RETAIL--1.2%
              16,140 Federated Department Stores, Inc.....      760,678
                                                           ------------

                     OIL & GAS--9.7%
              19,470 Anadarko Petroleum Corp..............      993,165
              20,720 BP, Plc. (ADR).......................    1,022,532
              14,543 ChevronTexaco Corp...................    1,256,370
              37,224 Exxon Mobil Corp.....................    1,526,184
              33,650 Unocal Corp..........................    1,239,329
                                                           ------------
                                                              6,037,580
                                                           ------------

                     PHARMACEUTICALS--4.2%
              24,910 Bristol-Myers Squibb Co..............      712,426
              34,000 Pfizer, Inc..........................    1,201,220
              13,090 Schering-Plough Corp.................      227,635
              11,570 Wyeth................................      491,147
                                                           ------------
                                                              2,632,428
                                                           ------------

                     ROAD & RAIL--0.9%
              17,080 Burlington Northern Santa Fe Corp....      552,538
                                                           ------------

                     SOFTWARE--0.7%
              15,650 Microsoft Corp.......................      431,001
                                                           ------------

                     SPECIALTY RETAIL--2.9%
              30,060 The Gap, Inc.........................      697,693
              27,700 The Home Depot, Inc..................      983,073
              11,500 Toys "R" Us, Inc. (b)................      145,360
                                                           ------------
                                                              1,826,126
                                                           ------------

                     THRIFTS & MORTGAGE FINANCE--1.0%
               8,020 Federal National Mortgage Association      601,981
                                                           ------------

                     TOBACCO--1.2%
              14,040 Altria Group, Inc....................      764,057
                                                           ------------
                     Total Common Stocks
                      (Identified Cost $50,944,636).......   60,203,770
                                                           ------------

         PREFERRED STOCKS--0.0%
         --------------------------------------------------------------

                     MEDIA--0.0%
                   1 The News Corp., Ltd. (ADR)...........            1
                                                           ------------
                     Total Preferred Stocks
                      (Identified Cost $1)................            1
                                                           ------------

       SHORT TERM INVESTMENTS--3.1%
          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       -----------------------------------------------------------------

                  COMMERCIAL PAPER--3.1%
       $1,591,000 General Electric Capital Corp.
                   1.030%, 01/06/04......................... $ 1,590,772
          322,000 Merrill Lynch & Co., Inc. 1.020%, 01/05/04     321,964
                                                             -----------
                                                               1,912,736
                                                             -----------
                  Total Short Term Investments
                   (Identified Cost $1,912,736).............   1,912,736
                                                             -----------
                  Total Investments--99.8%
                   (Identified Cost $52,857,373) (a)........  62,116,507
                  Other assets less liabilities.............     107,947
                                                             -----------
                  TOTAL NET ASSETS--100%.................... $62,224,454
                                                             ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

      ASSETS
        Investments at value........................          $62,116,507
        Cash........................................              101,789
        Receivable for:
         Securities sold............................              573,083
         Fund shares sold...........................              122,773
         Dividends..................................              100,544
                                                              -----------
          Total Assets..............................           63,014,696
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $259,652
         Securities purchased.......................  455,938
        Accrued expenses:
         Management fees............................   53,514
         Service and distribution fees..............    3,309
         Other expenses.............................   17,829
                                                     --------
          Total Liabilities.........................              790,242
                                                              -----------
      NET ASSETS....................................          $62,224,454
                                                              ===========
        Net assets consist of:
         Capital paid in............................          $59,134,110
         Accumulated net realized gains (losses)....           (6,168,790)
         Unrealized appreciation (depreciation) on
          investments...............................            9,259,134
                                                              -----------
      NET ASSETS....................................          $62,224,454
                                                              ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($33,112,788 divided by 3,102,698 shares
       outstanding).................................          $     10.67
                                                              ===========
      CLASS B
      Net asset value and redemption price per share
       ($61,159 divided by 5,735 shares
       outstanding).................................          $     10.66
                                                              ===========
      CLASS E
      Net asset value and redemption price per share
       ($29,050,507 divided by 2,724,514 shares
       outstanding).................................          $     10.66
                                                              ===========
      Identified cost of investments................          $52,857,373
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................           $   801,003 (a)
        Interest................................                10,580
                                                           -----------
                                                               811,583
      EXPENSES
        Management fees......................... $255,461
        Service and distribution fees--Class B..       40
        Service and distribution fees--Class E..   20,067
        Directors' fees and expenses............   24,080
        Custodian...............................   69,375
        Audit and tax services..................   22,300
        Legal...................................    1,275
        Printing................................    7,644
        Insurance...............................      647
        Miscellaneous...........................    3,034
                                                 --------
        Total expenses before reimbursement.....  403,923
        Expense reimbursement...................  (40,929)     362,994
                                                 --------  -----------
      NET INVESTMENT INCOME.....................               448,589
                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................              (495,247)
      Unrealized appreciation (depreciation) on:
        Investments--net........................            10,207,595
                                                           -----------
      Net gain (loss)...........................             9,712,348
                                                           -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................           $10,160,937
                                                           ===========

(a)Net of foreign taxes of $ 2,789.

                See accompanying notes to financial statements.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  MAY 1, 2002(A)
                                                                      YEAR ENDED     THROUGH
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------ --------------
FROM OPERATIONS
  Net investment income............................................. $   448,589   $    50,283
  Net realized gain (loss)..........................................    (495,247)     (473,491)
  Unrealized appreciation (depreciation)............................  10,207,595      (948,461)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  10,160,937    (1,371,669)
                                                                     -----------   -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (249,238)      (29,935)
    Class B.........................................................        (366)           (3)
    Class E.........................................................    (199,940)      (20,725)
                                                                     -----------   -----------
  TOTAL DISTRIBUTIONS...............................................    (449,544)      (50,663)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  42,958,485    10,976,908
                                                                     -----------   -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  52,669,878     9,554,576

NET ASSETS
  Beginning of the period...........................................   9,554,576             0
                                                                     -----------   -----------
  End of the period................................................. $62,224,454   $ 9,554,576
                                                                     ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $         0   $         0
                                                                     ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED             MAY 1, 2002(A)
                                                                     DECEMBER 31,         THROUGH DECEMBER 31,
                                                                         2003                     2002
                                                               ------------------------  ----------------------
                                                                 SHARES          $         SHARES        $
                                                               ----------  ------------  ---------  -----------
CLASS A
  Sales.......................................................    841,639  $  7,752,902    589,892  $ 5,736,906
  Shares issued through acquisition...........................  3,283,888    30,334,284          0            0
  Reinvestments...............................................     24,474       249,238      3,739       29,935
  Redemptions................................................. (1,631,176)  (14,930,488)    (9,758)     (78,511)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  2,518,825  $ 23,405,936    583,873  $ 5,688,330
                                                               ==========  ============  =========  ===========
CLASS B
  Sales.......................................................      6,225  $     59,500        130  $     1,074
  Reinvestments...............................................         35           366          0            3
  Redemptions.................................................       (655)       (6,298)         0            0
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................      5,605  $     53,568        130  $     1,077
                                                               ==========  ============  =========  ===========
CLASS E
  Sales.......................................................  2,557,469  $ 23,475,760    968,640  $ 8,353,824
  Reinvestments...............................................     19,972       199,940      2,570       20,725
  Redemptions.................................................   (470,858)   (4,176,719)  (353,279)  (3,087,048)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  2,106,583  $ 19,498,981    617,931  $ 5,287,501
                                                               ==========  ============  =========  ===========
  Increase (decrease) derived from capital share transactions.  4,631,013  $ 42,958,485  1,201,934  $10,976,908
                                                               ==========  ============  =========  ===========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                                       -----------------------
                                                                                    MAY 1, 2002(A)
                                                                        YEAR ENDED     THROUGH
                                                                       DECEMBER 31,  DECEMBER 31,
                                                                           2003          2002
                                                                       ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $  7.95        $10.00
                                                                         -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.11          0.06
 Net realized and unrealized gain (loss) on investments...............      2.71         (2.06)
                                                                         -------        ------
 Total from investment operations.....................................      2.82         (2.00)
                                                                         -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.10)        (0.05)
                                                                         -------        ------
 Total distributions..................................................     (0.10)        (0.05)
                                                                         -------        ------
NET ASSET VALUE, END OF PERIOD........................................   $ 10.67        $ 7.95
                                                                         =======        ======
Total Return (%)......................................................      35.7         (20.0)(b)
Ratio of operating expenses to average net assets (%).................      0.94          0.85 (c)
Ratio of net investment income to average net assets (%)..............      1.28          1.18 (c)
Portfolio turnover rate (%)...........................................        51            84 (c)
Net assets, end of period (000).......................................   $33,113        $4,642
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      1.05         2.33 (c)

                                                                                  CLASS B                      CLASS E
                                                                       -------------------------     -----------------------
                                                                                    JULY 30, 2002(A)              MAY 1, 2002(A)
                                                                        YEAR ENDED      THROUGH       YEAR ENDED     THROUGH
                                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                           2003           2002           2003          2002
                                                                       ------------ ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $ 7.95         $ 8.30        $  7.95        $10.00
                                                                          ------         ------        -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.04           0.03           0.08          0.04
 Net realized and unrealized gain (loss) on investments...............      2.76          (0.36)          2.72         (2.04)
                                                                          ------         ------        -------        ------
 Total from investment operations.....................................      2.80          (0.33)          2.80         (2.00)
                                                                          ------         ------        -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.09)         (0.02)         (0.09)        (0.05)
                                                                          ------         ------        -------        ------
 Total distributions..................................................     (0.09)         (0.02)         (0.09)        (0.05)
                                                                          ------         ------        -------        ------
NET ASSET VALUE, END OF PERIOD........................................    $10.66         $ 7.95        $ 10.66        $ 7.95
                                                                          ======         ======        =======        ======
Total Return (%)......................................................      35.4           (4.0)(b)       35.4         (20.0)(b)
Ratio of operating expenses to average net assets (%).................      1.19          1.10 (c)        1.09          1.00 (c)
Ratio of net investment income to average net assets (%)..............      1.02          0.93 (c)        1.14          1.03 (c)
Portfolio turnover rate (%)...........................................        51           84  (c)          51            84 (c)
Net assets, end of period (000).......................................    $   61         $    1        $29,051        $4,911
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      1.30          2.58 (c)        1.20          2.48 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.5% OF TOTAL NET ASSETS


                                                                VALUE
          SHARES                                               (NOTE 1)
        ------------------------------------------------------------------

                       AIR FREIGHT & COURIERS--0.3%
              7,700    United Parcel Service, Inc. (Class B) $     574,035
                                                             -------------

                       AUTOMOBILES--1.0%
             38,900    Harley-Davidson, Inc.................     1,848,917
                                                             -------------

                       BEVERAGES--1.3%
             14,200    PepsiCo, Inc.........................       662,004
             36,100    The Coca-Cola Co.....................     1,832,075
                                                             -------------
                                                                 2,494,079
                                                             -------------

                       BIOTECHNOLOGY--2.6%
             40,300    Amgen, Inc. (b)......................     2,490,540
              6,600    Genentech, Inc. (b)..................       617,562
             19,600    Gilead Sciences, Inc. (b)............     1,139,544
             24,700    MedImmune, Inc. (b)..................       627,380
                                                             -------------
                                                                 4,875,026
                                                             -------------

                       CAPITAL MARKETS--5.5%
             36,600    Credit Suisse Group, (CHF)...........     1,338,519
              7,300    Goldman Sachs Group, Inc.............       720,729
             40,300    Merrill Lynch & Co., Inc.............     2,363,595
             22,700    Morgan Stanley.......................     1,313,649
             33,100    Northern Trust Corp..................     1,536,502
             47,100    State Street Corp....................     2,452,968
             58,300    The Charles Schwab Corp..............       690,272
                                                             -------------
                                                                10,416,234
                                                             -------------

                       COMMERCIAL BANKS--2.0%
             54,400    Mellon Financial Corp................     1,746,784
             65,800    U.S. Bancorp.........................     1,959,524
                                                             -------------
                                                                 3,706,308
                                                             -------------

                       COMMERCIAL SERVICES & SUPPLIES--2.6%
             19,800    Adecco S.A., (CHF)...................     1,272,206
             29,000    Apollo Group, Inc. (Class A) (b).....     1,972,000
             73,900    Cendant Corp. (b)....................     1,645,753
                                                             -------------
                                                                 4,889,959
                                                             -------------

                       COMMUNICATION EQUIPMENT--1.6%
            127,500    Cisco Systems, Inc. (b)..............     3,096,975
                                                             -------------

                       COMPUTER & PERIPHERALS--1.3%
             74,500    Dell, Inc. (b).......................     2,530,020
                                                             -------------

                       CONSUMER FINANCE--1.8%
             20,600    American Express Co..................       993,538
             26,400    MBNA Corp............................       656,040
             44,900    SLM Corp.............................     1,691,832
                                                             -------------
                                                                 3,341,410
                                                             -------------

                       DIVERSIFIED FINANCIAL SERVICES--3.7%
            144,115    Citigroup, Inc.......................     6,995,342
                                                             -------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
       ---------------------------------------------------------------------

                      ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
             2,900    Samsung Electronics Co., Ltd., (KRW).... $   1,097,692
                                                               -------------

                      ENERGY EQUIPMENT & SERVICES--1.9%
            52,900    Baker Hughes, Inc.......................     1,701,264
            33,800    Schlumberger, Ltd.......................     1,849,536
                                                               -------------
                                                                   3,550,800
                                                               -------------

                      FOOD & STAPLES RETAILING--3.1%
            36,600    Sysco Corp..............................     1,362,618
            38,200    Walgreen Co.............................     1,389,716
           115,700    Wal-Mart de Mexico S.A., (MXN)..........       329,792
            23,200    Wal-Mart de Mexico S.A. (ADR) (c).......       661,279
            38,700    Wal-Mart Stores, Inc....................     2,053,035
                                                               -------------
                                                                   5,796,440
                                                               -------------

                      FOOD PRODUCTS--0.7%
            13,100    General Mills, Inc......................       593,430
            75,900    Unilever NV, (GBP)......................       705,540
                                                               -------------
                                                                   1,298,970
                                                               -------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
            23,000    Biomet, Inc.............................       837,430
            13,800    Boston Scientific Corp. (b).............       507,288
            19,500    Medtronic, Inc..........................       947,895
                                                               -------------
                                                                   2,292,613
                                                               -------------

                      HEALTH CARE PROVIDERS & SERVICES--5.3%
            12,500    Cardinal Health, Inc....................       764,500
            23,300    Medco Health Solutions, Inc. (b)........       791,967
           100,300    UnitedHealth Group, Inc.................     5,835,454
            27,000    WellPoint Health Networks, Inc. (b).....     2,618,730
                                                               -------------
                                                                  10,010,651
                                                               -------------

                      HOTELS, RESTAURANTS & LEISURE--3.4%
            39,800    Carnival Corp...........................     1,581,254
           204,000    Compass Group, Plc., (GBP)..............     1,383,772
            54,100    International Game Technology...........     1,931,370
            18,600    MGM Mirage, Inc.........................       699,546
            27,000    Starbucks Corp. (b).....................       892,620
                                                               -------------
                                                                   6,488,562
                                                               -------------

                      IT SERVICES--5.2%
            52,900    Accenture, Ltd. (Class A) (b)...........     1,392,328
            47,400    Affiliated Computer Services, Inc.
                       (Class A) (b)..........................     2,581,404
            75,400    First Data Corp.........................     3,098,186
            47,900    Fiserv, Inc. (b)........................     1,892,529
            31,500    SunGard Data Systems, Inc. (b)..........       872,865
                                                               -------------
                                                                   9,837,312
                                                               -------------

                      INDUSTRIAL CONGLOMERATES--2.8%
            84,700    General Electric Co.....................     2,624,006
           101,500    Tyco International, Ltd.................     2,689,750
                                                               -------------
                                                                   5,313,756
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   -------------------------------------------------------------------------------

                  INSURANCE--5.4%
        33,200    ACE, Ltd....................................... $   1,375,144
        69,700    American International Group, Inc..............     4,619,716
         7,900    China Life Insurance Co., Ltd. (ADR) (b).......       260,463
        28,200    Hartford Financial Services Group, Inc.........     1,664,646
        23,300    Marsh & McLennan Cos., Inc.....................     1,115,837
        74,216    Travelers Property Casualty Corp. (Class A)....     1,245,344
                                                                  -------------
                                                                     10,281,150
                                                                  -------------

                  INTERNET & CATALOG RETAIL--1.4%
        22,700    eBay, Inc. (b).................................     1,466,193
        35,100    InterActiveCorp (b)............................     1,190,943
                                                                  -------------
                                                                      2,657,136
                                                                  -------------

                  INTERNET SOFTWARE & SERVICES--0.8%
        32,200    Yahoo!, Inc. (b)...............................     1,454,474
                                                                  -------------

                  MACHINERY--0.9%
        19,300    Danaher Corp. (c)..............................     1,770,775
                                                                  -------------

                  MEDIA--9.7%
        75,800    British Sky Broadcasting Group, Plc. (b), (GBP)       951,207
        53,600    Clear Channel Communications, Inc..............     2,510,088
        90,100    Comcast Corp. (Special Class A) (b)............     2,818,328
        61,600    EchoStar Communications Corp. (Class A) (b)....     2,094,400
       160,412    Liberty Media Corp. (Class A) (b)..............     1,907,299
         7,100    Omnicom Group, Inc.............................       620,043
        13,600    The E.W. Scripps Co. (Class A).................     1,280,304
        78,200    Time Warner, Inc. (b)..........................     1,406,818
        54,800    Univision Communications, Inc.
                   (Class A) (b) (c).............................     2,175,012
        58,623    Viacom, Inc. (Class B).........................     2,601,689
                                                                  -------------
                                                                     18,365,188
                                                                  -------------

                  METALS & MINING--1.3%
        29,900    Nucor Corp.....................................     1,674,400
        31,800    Rio Tinto, Plc., (GBP).........................       875,878
                                                                  -------------
                                                                      2,550,278
                                                                  -------------

                  MULTILINE RETAIL--2.2%
        19,700    Family Dollar Stores, Inc......................       706,836
        17,200    Kohl's Corp. (b)...............................       772,968
        70,700    Target Corp....................................     2,714,880
                                                                  -------------
                                                                      4,194,684
                                                                  -------------

                  OIL & GAS--1.8%
        19,100    ChevronTexaco Corp.............................     1,650,049
        42,116    Exxon Mobil Corp...............................     1,726,756
                                                                  -------------
                                                                      3,376,805
                                                                  -------------

                  PERSONAL PRODUCTS--0.4%
        19,500    The Gillette Co................................       716,235
                                                                  -------------

                                                                  VALUE
        SHARES                                                   (NOTE 1)
      -------------------------------------------------------------------------

                     PHARMACEUTICALS--6.3%
           26,300    Abbott Laboratories...................... $   1,225,580
            4,800    Eli Lilly & Co...........................       337,584
           29,400    Forest Laboratories, Inc. (b)............     1,816,920
           34,400    Johnson & Johnson........................     1,777,104
          142,363    Pfizer, Inc..............................     5,029,685
            7,000    Sanofi-Synthelabo S.A., (EUR)............       526,533
           26,700    Wyeth....................................     1,133,415
                                                               -------------
                                                                  11,846,821
                                                               -------------

                     SEMICONDUCTORS & EQUIPMENT--2.8%
           19,100    Analog Devices, Inc. (b).................       871,915
           63,100    Applied Materials, Inc. (b)..............     1,416,595
           46,000    Intel Corp...............................     1,481,200
           13,800    Maxim Integrated Products, Inc...........       687,240
           24,100    Xilinx, Inc. (b).........................       933,634
                                                               -------------
                                                                   5,390,584
                                                               -------------

                     SOFTWARE--5.7%
           22,900    Adobe Systems, Inc.......................       899,970
           32,800    Intuit, Inc. (b).........................     1,735,448
            6,700    Mercury Interactive Corp. (b)............       325,888
          210,500    Microsoft Corp...........................     5,797,170
           53,800    Siebel Systems, Inc. (b).................       746,206
           17,800    Symantec Corp. (b).......................       616,770
           22,000    Synopsys, Inc. (b).......................       742,720
                                                               -------------
                                                                  10,864,172
                                                               -------------

                     SPECIALTY RETAIL--2.7%
           26,500    Best Buy Co., Inc........................     1,384,360
           26,400    Inditex S.A., (EUR)......................       535,529
          187,100    Kingfisher, Plc., (GBP)..................       930,143
           63,950    The Home Depot, Inc......................     2,269,586
                                                               -------------
                                                                   5,119,618
                                                               -------------

                     TEXTILES, APPARELS & LUXURY GOODS--0.6%
            5,900    Hermes International SCA, (EUR)..........     1,140,331
                                                               -------------

                     THRIFTS & MORTGAGE FINANCE--1.8%
           15,300    Federal Home Loan Mortgage Corp..........       892,296
           34,300    Federal National Mortgage Association....     2,574,558
                                                               -------------
                                                                   3,466,854
                                                               -------------

                     TOBACCO--0.8%
           28,100    Altria Group, Inc........................     1,529,202
                                                               -------------

                     WIRELESS TELECOMMUNICATION SERVICES--4.0%
           69,300    Crown Castle International Corp. (b).....       764,379
           81,000    Nextel Communications, Inc. (Class A) (b)     2,272,860
               85    NTT DoCoMo, Inc., (JPY)..................       192,794
        1,182,383    Vodafone Group, Plc., (GBP)..............     2,923,201
           52,700    Vodafone Group, Plc. (ADR)...............     1,319,608
                                                               -------------
                                                                   7,472,842
                                                               -------------
                     Total Common Stocks
                      (Identified Cost $157,003,435)..........   182,652,250
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-188

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

SHORT TERM INVESTMENTS--3.4%

                                                             VALUE
           SHARES                                           (NOTE 1)
          ------------------------------------------------------------

                    MUTUAL FUNDS--3.4%
          6,381,129 T. Rowe Price Reserve Investment Fund $  6,381,129
                                                          ------------
                    Total Short Term Investments
                     (Identified Cost $6,381,129)........    6,381,129
                                                          ------------
                    Total Investments--99.9%
                     (Identified Cost $163,384,564) (a)..  189,033,379
                    Other assets less liabilities........      252,531
                                                          ------------
                    TOTAL NET ASSETS--100%............... $189,285,910
                                                          ============


                                    MSF-189

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $189,033,379
       Collateral for securities loaned.............               965,224
       Receivable for:
        Securities sold.............................               554,990
        Fund shares sold............................               124,656
        Dividends and interest......................               174,040
        Foreign taxes...............................                 2,993
                                                              ------------
         Total Assets...............................           190,855,282
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $159,269
        Securities purchased........................  315,345
        Withholding taxes...........................    3,186
        Return of collateral for securities loaned..  965,224
       Accrued expenses:
        Management fees.............................   96,809
        Service and distribution fees...............    1,994
        Other expenses..............................   27,545
                                                     --------
         Total Liabilities..........................             1,569,372
                                                              ------------
     NET ASSETS.....................................          $189,285,910
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $213,348,300
        Undistributed net investment income.........               387,590
        Accumulated net realized gains (losses).....           (50,099,889)
        Unrealized appreciation (depreciation) on
         investments and foreign currency
         transactions...............................            25,649,909
                                                              ------------
     NET ASSETS.....................................          $189,285,910
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($172,315,001 divided by
      14,802,472 shares outstanding)................          $      11.64
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($324,536 divided by 27,970
      shares outstanding)...........................          $      11.60
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($16,646,373 divided by
      1,433,235 shares outstanding).................          $      11.61
                                                              ============
     Identified cost of investments.................          $163,384,564
                                                              ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 1,564,374 (a)
      Interest................................                   25,074 (b)
                                                            -----------
                                                              1,589,448
    EXPENSES
      Management fees......................... $   961,810
      Service and distribution fees--Class B..         142
      Service and distribution fees--Class E..      12,479
      Directors' fees and expenses............      24,080
      Custodian...............................     112,672
      Audit and tax services..................      22,300
      Legal...................................       6,186
      Printing................................      54,969
      Insurance...............................       4,061
      Miscellaneous...........................       4,090
                                               -----------
      Total expenses before reductions........   1,202,789
      Expense reductions......................     (26,036)   1,176,753
                                               -----------  -----------
    NET INVESTMENT INCOME.....................                  412,695
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (4,263,650)
      Foreign currency transactions--net......      (6,195)  (4,269,845)
                                               -----------  -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  45,662,705
      Foreign currency transactions--net......         364   45,663,069
                                               -----------  -----------
    Net gain (loss)...........................               41,393,224
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $41,805,919
                                                            ===========

(a)Net of foreign taxes of $20,090.
(b)Includes income on securities loaned of $1,612.

                See accompanying notes to financial statements.

                                    MSF-190

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED    YEAR ENDED
                                                                   DECEMBER 31,  DECEMBER 31,
                                                                       2003          2002
                                                                   ------------  ------------
FROM OPERATIONS
 Net investment income............................................ $    412,695  $    333,785
 Net realized gain (loss) (a).....................................   (4,269,845)  (16,059,751)
 Unrealized appreciation (depreciation) (a).......................   45,663,069   (25,437,529)
                                                                   ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   41,805,919   (41,163,495)
                                                                   ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.......................................................     (169,201)     (418,468)
    Class B.......................................................          (13)            0
    Class E.......................................................       (4,752)       (1,341)
                                                                   ------------  ------------
 TOTAL DISTRIBUTIONS..............................................     (173,966)     (419,809)
                                                                   ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS...................................................   16,594,977      (598,641)
                                                                   ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........................   58,226,930   (42,181,945)

NET ASSETS
 Beginning of the period..........................................  131,058,980   173,240,925
                                                                   ------------  ------------
 End of the period................................................ $189,285,910  $131,058,980
                                                                   ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period................................................ $    387,590  $    155,056
                                                                   ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                               YEAR ENDED                YEAR ENDED
                                                            DECEMBER 31, 2003         DECEMBER 31, 2002
                                                        ------------------------  ------------------------
                                                          SHARES          $         SHARES          $
                                                        ----------  ------------  ----------  ------------
CLASS A
 Sales.................................................  2,575,526  $ 26,191,615   2,243,446  $ 22,533,498
 Reinvestments.........................................     18,332       169,201      40,935       418,468
 Redemptions........................................... (2,152,568)  (21,139,261) (2,809,748)  (26,872,947)
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................    441,290  $  5,221,555    (525,367) $ (3,920,981)
                                                        ==========  ============  ==========  ============
CLASS B
 Sales.................................................     28,572  $    310,290         118  $      1,061
 Reinvestments.........................................          1            13           0             0
 Redemptions...........................................       (721)       (7,801)          0             0
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................     27,852  $    302,502         118  $      1,061
                                                        ==========  ============  ==========  ============
CLASS E
 Sales.................................................  1,219,930  $ 12,432,041     400,877  $  3,828,408
 Reinvestments.........................................        515         4,752         142         1,341
 Redemptions...........................................   (137,715)   (1,365,873)    (52,465)     (508,470)
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................  1,082,730  $ 11,070,920     348,554  $  3,321,279
                                                        ==========  ============  ==========  ============
 Increase (decrease) derived from capital share
   transactions........................................  1,551,872  $ 16,594,977    (176,695) $   (598,641)
                                                        ==========  ============  ==========  ============

(a)As restated. See Note 5.

                See accompanying notes to financial statements.

                                    MSF-191

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                       CLASS A
                                                   -----------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------
                                                     2003      2002      2001      2000      1999
                                                   --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $   8.91  $  11.64  $  12.93  $  13.41  $ 11.02
                                                   --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.03      0.02      0.03      0.03     0.02
 Net realized and unrealized gain (loss) on
   investments....................................     2.71     (2.72)    (1.31)    (0.09)    2.43
                                                   --------  --------  --------  --------  -------
 Total from investment operations.................     2.74     (2.70)    (1.28)    (0.06)    2.45
                                                   --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........    (0.01)    (0.03)    (0.01)    (0.02)   (0.03)
 Distributions from net realized capital gains....     0.00      0.00      0.00     (0.40)   (0.03)
                                                   --------  --------  --------  --------  -------
 Total distributions..............................    (0.01)    (0.03)    (0.01)    (0.42)   (0.06)
                                                   --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD.................... $  11.64  $   8.91  $  11.64  $  12.93  $ 13.41
                                                   ========  ========  ========  ========  =======
TOTAL RETURN (%)..................................     30.8     (23.2)     (9.9)     (0.4)    22.2
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79      0.77      0.76      0.78     0.87
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77      0.76      0.75      0.77       --
Ratio of net investment income to average net
 assets (%).......................................     0.28      0.22      0.27      0.23     0.23
Portfolio turnover rate (%).......................       37        49        67        62       46
Net assets, end of period (000)................... $172,315  $127,939  $173,218  $180,072  $51,402
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)............       --        --        --        --     1.31

                                                         CLASS B                        CLASS E
                                              -------------------------     ---------------------------
                                                           JULY 30, 2002(A)    YEAR ENDED    MAY 1, 2001(A)
                                               YEAR ENDED      THROUGH        DECEMBER 31,      THROUGH
                                              DECEMBER 31,   DECEMBER 31,   ---------------   DECEMBER 31,
                                                  2003           2002         2003    2002        2001
                                              ------------ ---------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $ 8.88         $ 8.96      $  8.90  $11.63      $12.32
                                                 ------         ------      -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................      0.01           0.00         0.01    0.03        0.00
 Net realized and unrealized gain (loss) on
   investments...............................      2.72          (0.08)        2.71   (2.73)      (0.69)
                                                 ------         ------      -------  ------      ------
 Total from investment operations............      2.73          (0.08)        2.72   (2.70)      (0.69)
                                                 ------         ------      -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income....     (0.01)          0.00        (0.01)  (0.03)       0.00
                                                 ------         ------      -------  ------      ------
 Total distributions.........................     (0.01)          0.00        (0.01)  (0.03)       0.00
                                                 ------         ------      -------  ------      ------
NET ASSET VALUE, END OF PERIOD...............    $11.60         $ 8.88      $ 11.61  $ 8.90      $11.63
                                                 ======         ======      =======  ======      ======
TOTAL RETURN (%).............................      30.8           (0.9)(b)     30.6   (23.3)       (5.6)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........      1.04           1.02 (c)     0.94    0.92        0.91 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....      1.02           1.01 (c)     0.92    0.91        0.90 (c)
Ratio of net investment income to average
 net assets (%)..............................      0.06           0.00 (c)     0.14    0.07        0.75 (c)
Portfolio turnover rate (%)..................        37             49           37      49          67
Net assets, end of period (000)..............    $  325         $    1      $16,646  $3,119      $   23

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-192

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   --------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES--100.0%
   32,297,122 Metropolitan Series Fund, Inc., Capital
               Guardian U.S. Equity Portfolio................ $  349,131,884
    2,233,607 Metropolitan Series Fund, Inc., FI Structured
               Equity Portfolio..............................    351,212,378
   34,242,585 Metropolitan Series Fund, Inc., Jennison Growth
               Portfolio.....................................    342,768,277
                                                              --------------
                                                               1,043,112,539
                                                              --------------
              Total Mutual Funds
               (Identified Cost $985,227,025)................  1,043,112,539
                                                              --------------
              Total Investments--100.0%
               (Identified Cost $985,227,025) (a)............  1,043,112,539
              Other assets less liabilities..................       (129,333)
                                                              --------------
              TOTAL NET ASSETS--100%......................... $1,042,983,206
                                                              ==============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-193

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

ASSETS
  Investments at value.....................            $1,043,112,539
  Receivable for:
   Securities sold.........................                   873,977
   Fund shares sold........................                   348,347
                                                       --------------
    Total Assets...........................             1,044,334,863
LIABILITIES
  Payable for:
   Fund shares redeemed.................... $1,222,324
  Accrued expenses:
   Deferred trustees fees..................    116,672
   Other expenses..........................     12,661
                                            ----------
    Total Liabilities......................                 1,351,657
                                                       --------------
NET ASSETS.................................            $1,042,983,206
                                                       ==============
  Net assets consist of:
   Capital paid in.........................            $1,152,556,561
   Undistributed net investment income.....                 4,592,522
   Accumulated net realized gains
    (losses)...............................              (172,051,391)
   Unrealized appreciation (depreciation)
    on investments.........................                57,885,514
                                                       --------------
NET ASSETS.................................            $1,042,983,206
                                                       ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per
 share ( $1,042,983,206 divided by
 3,017,162 shares outstanding).............            $       345.68
                                                       ==============
Identified cost of investments.............            $  985,227,025
                                                       ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends...............................         $  4,743,593
EXPENSES
  Directors' fees and expenses............ $29,541
  Custodian...............................  15,028
  Audit and tax services..................  12,929
  Legal...................................  25,635
  Insurance...............................  16,152
  Miscellaneous...........................   2,354
                                           -------
  Total expenses..........................              101,639
                                                   ------------
NET INVESTMENT INCOME.....................            4,641,954
                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................          (22,104,995)
Unrealized appreciation (depreciation) on:
  Investments--net........................          277,297,968
                                                   ------------
Net gain (loss)...........................          255,192,973
                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................         $259,834,927
                                                   ============

                See accompanying notes to financial statements.

                                    MSF-194

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    4,641,954  $    2,527,778
  Net realized gain (loss)..........................................    (22,104,995)     37,741,289
  Unrealized appreciation (depreciation)............................    277,297,968    (310,659,129)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    259,834,927    (270,390,062)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................     (2,551,685)     (3,939,351)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................     (2,551,685)     (3,939,351)
                                                                     --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares......................................    135,607,409     172,744,826
  Reinvestment of distributions.....................................      2,551,685       3,939,351
  Cost of shares redeemed...........................................   (241,171,047)   (324,000,685)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (103,011,953)   (147,316,508)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    154,271,289    (421,645,921)

NET ASSETS
  Beginning of the period...........................................    888,711,917   1,310,357,838
                                                                     --------------  --------------
  End of the period................................................. $1,042,983,206  $  888,711,917
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    4,592,522  $    2,502,253
                                                                     ==============  ==============

NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....................................        463,989         581,549
  Issued in reinvestment of distributions...........................          9,420          11,459
  Redeemed..........................................................       (828,457)     (1,088,164)
                                                                     --------------  --------------
  Net Change........................................................       (355,048)       (495,156)
                                                                     ==============  ==============

                See accompanying notes to financial statements.

                                    MSF-195

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                   -------------
                                                                                       2003
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $   263.54
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       1.57
  Net realized and unrealized gain (loss) on investments..........................      81.36
                                                                                   ----------
  Total from investment operations................................................      82.93
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.79)
  Distributions from net realized capital gains...................................       0.00
  Distributions in excess of net realized capital gains...........................       0.00
                                                                                   ----------
  Total distributions.............................................................      (0.79)
                                                                                   ----------
NET ASSET VALUE, END OF YEAR...................................................... $   345.68
                                                                                   ==========
TOTAL RETURN (%)..................................................................       31.5
Ratio of operating expenses to average net assets before expense reductions (%)...       0.01(a)
Ratio of operating expenses to average net assets after expense reductions (%) (b)         --
Ratio of net investment income to average net assets (%)..........................       0.50
Portfolio turnover rate (%).......................................................          6
Net assets, end of year (000)..................................................... $1,042,983

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------------
                                                                                     2002       2001        2000        1999
                                                                                   --------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $ 338.82  $   411.89  $   434.74  $   468.03
                                                                                   --------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.79        1.37        5.85        3.35
  Net realized and unrealized gain (loss) on investments..........................   (75.01)     (68.85)     (26.21)      68.25
                                                                                   --------  ----------  ----------  ----------
  Total from investment operations................................................   (74.22)     (67.48)     (20.36)      71.60
                                                                                   --------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.06)      (5.59)      (0.13)      (3.33)
  Distributions from net realized capital gains...................................     0.00        0.00       (2.36)    (101.18)
  Distributions in excess of net realized capital gains...........................     0.00        0.00        0.00       (0.38)
                                                                                   --------  ----------  ----------  ----------
  Total distributions.............................................................    (1.06)      (5.59)      (2.49)    (104.89)
                                                                                   --------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR...................................................... $ 263.54  $   338.82  $   411.89  $   434.74
                                                                                   ========  ==========  ==========  ==========
TOTAL RETURN (%)..................................................................    (22.0)      (16.4)       (4.7)       15.7
Ratio of operating expenses to average net assets before expense reductions (%)...     0.26        0.69        0.66        0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)     0.25        0.68        0.65          --
Ratio of net investment income to average net assets (%)..........................     0.23        0.33        1.34        0.67
Portfolio turnover rate (%).......................................................      302         245         272         206
Net assets, end of year (000)..................................................... $888,712  $1,310,358  $1,744,283  $2,064,016

(a)The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)The Portfolio had entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-196

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.4% OF TOTAL NET ASSETS

                                                                  VALUE
        SHARES                                                   (NOTE 1)
       -----------------------------------------------------------------------

                    AIR FREIGHT & COURIERS--1.4%
          16,300    CNF, Inc.................................. $    552,570
                                                               ------------

                    AIRLINES--5.5%
          10,400    AirTran Holdings, Inc. (b)................      123,760
          16,950    Alaska Air Group, Inc.....................      462,565
          32,047    Atlantic Coast Airlines Holdings, Inc. (b)      317,265
          23,339    Continental Airlines, Inc. (Class B) (b)..      379,726
          10,246    JetBlue Airways Corp. (b).................      271,724
           9,400    Ryanair Holdings, Plc. (ADR) (b)..........      476,016
           6,700    Westjet Airlines, Ltd. (b), (CAD).........      147,495
                                                               ------------
                                                                  2,178,551
                                                               ------------

                    BIOTECHNOLOGY--0.1%
           2,100    Millennium Pharmaceuticals, Inc. (b)......       39,207
                                                               ------------

                    CAPITAL MARKETS--2.3%
          33,600    E*TRADE Financial Corp. (b)...............      425,040
           6,000    Lehman Brothers Holdings, Inc.............      463,320
                                                               ------------
                                                                    888,360
                                                               ------------

                    CHEMICALS--1.6%
          22,700    Lyondell Chemical Co......................      384,765
          12,560    Olin Corp.................................      251,954
                                                               ------------
                                                                    636,719
                                                               ------------

                    COMMERCIAL BANKS--0.7%
           8,700    Banknorth Group, Inc......................      283,011
                                                               ------------

                    COMMERCIAL SERVICES & SUPPLIES--8.9%
          31,910    Aramark Corp..............................      874,972
           4,700    Career Education Corp. (b)................      188,329
          36,000    Cendant Corp. (b).........................      801,720
          34,100    Moore Wallace, Inc., (CAD)................      638,806
          15,300    Moore Wallace, Inc........................      286,569
          18,520    Weight Watchers International, Inc. (b)...      710,613
                                                               ------------
                                                                  3,501,009
                                                               ------------

                    COMMUNICATION EQUIPMENT--1.1%
          62,300    CIENA Corp. (b)...........................      413,672
                                                               ------------

                    CONTAINERS & PACKAGING--1.0%
          16,540    Pactiv Corp. (b)..........................      395,306
                                                               ------------

                    DIVERSIFIED FINANCIAL SERVICES--1.1%
          12,400    CIT Group, Inc............................      445,780
                                                               ------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
         113,890    Citizens Communications Co................    1,414,514
           3,600    NTL, Inc. (b).............................      251,100
          10,300    Telus Corp., (CAD)........................      192,873
             800    Telus Corp................................       14,888
                                                               ------------
                                                                  1,873,375
                                                               ------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    -----------------------------------------------------------------------

              ELECTRIC UTILITIES--0.1%
          980 FirstEnergy Corp................................ $     34,496
                                                               ------------

              ELECTRICAL EQUIPMENT--0.0%
          500 FuelCell Energy, Inc. (b).......................        6,500
                                                               ------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--4.2%
       15,800 Celestica, Inc. (b), (CAD)......................      239,136
       15,700 Celestica, Inc. (b).............................      236,599
       12,010 Ingram Micro, Inc. (b)..........................      190,959
       57,510 Symbol Technologies, Inc........................      971,344
                                                               ------------
                                                                  1,638,038
                                                               ------------

              ENERGY EQUIPMENT & SERVICES--4.1%
        1,000 BJ Services Co. (b).............................       35,900
        5,580 ENSCO International, Inc........................      151,609
       25,970 Grant Prideco, Inc. (b).........................      338,129
       16,332 National-Oilwell, Inc. (b)......................      365,184
       18,344 Rowan Cos., Inc. (b)............................      425,030
        8,308 Weatherford International, Ltd. (b).............      299,088
                                                               ------------
                                                                  1,614,940
                                                               ------------

              FOOD & STAPLES RETAILING--3.4%
       61,010 Safeway, Inc. (b)...............................    1,336,729
                                                               ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
       25,110 Baxter International, Inc.......................      766,357
       20,550 Edwards Lifesciences Corp. (b)..................      618,144
        7,900 Fisher Scientific International, Inc............      326,823
                                                               ------------
                                                                  1,711,324
                                                               ------------

              HEALTH CARE PROVIDERS & SERVICES--3.1%
        3,800 Covance, Inc. (b)...............................      101,840
        2,500 DaVita, Inc. (b)................................       97,500
        8,770 Health Management Associates, Inc. (Class A) (b)      210,480
      154,800 HealthSouth Corp. (b)...........................      710,532
        2,700 Omnicare, Inc...................................      109,053
                                                               ------------
                                                                  1,229,405
                                                               ------------

              HOTELS, RESTAURANTS & LEISURE--0.5%
        6,738 Wynn Resorts, Ltd. (b)..........................      188,731
                                                               ------------

              HOUSEHOLD DURABLES--4.9%
       21,040 Harman International Industries, Inc............    1,556,539
        3,698 Lennar Corp.....................................      355,008
                                                               ------------
                                                                  1,911,547
                                                               ------------

              IT SERVICES--1.1%
       43,842 BearingPoint, Inc. (b)..........................      442,366
                                                               ------------

              INSURANCE--1.0%
       17,400 Conseco, Inc. (b)...............................      379,320
                                                               ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-197

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

                 INTERNET & CATALOG RETAIL--0.7%
           5,300 Netflix, Inc. (b).......................... $    289,857
                                                             ------------

                 INTERNET SOFTWARE & SERVICES--0.1%
           5,833 webMethods, Inc. (b).......................       53,372
                                                             ------------

                 MACHINERY--0.5%
           3,300 Parker Hannifin Corp.......................      196,350
                                                             ------------

                 MEDIA--8.0%
          42,200 Cablevision Systems Corp. (Class A) (b)....      987,058
          28,000 EchoStar Communications Corp. (Class A) (b)      952,000
           3,100 Entercom Communications Corp. (b)..........      164,176
          12,600 Lamar Advertising Co. (Class A)............      470,232
           4,600 Salem Communications Corp. (b).............      124,752
          19,000 The Walt Disney Co.........................      443,270
                                                             ------------
                                                                3,141,488
                                                             ------------

                 METALS & MINING--3.8%
          28,800 Falconbridge, Ltd. (b), (CAD)..............      698,857
           4,900 Nucor Corp.................................      274,400
          12,640 Peabody Energy Corp........................      527,215
                                                             ------------
                                                                1,500,472
                                                             ------------

                 MULTILINE RETAIL--0.7%
          18,620 Saks, Inc. (b).............................      280,045
                                                             ------------

                 OIL & GAS--2.5%
           7,980 Burlington Resources, Inc..................      441,933
          12,540 Pioneer Natural Resources Co...............      400,402
           8,140 Tsakos Energy Navigation, Ltd..............      150,183
                                                             ------------
                                                                  992,518
                                                             ------------

                 PAPER & FOREST PRODUCTS--1.1%
          12,700 Boise Cascade Corp.........................      417,322
                                                             ------------

                 ROAD & RAIL--2.1%
           8,600 CSX Corp...................................      309,084
          14,000 Norfolk Southern Corp......................      331,100
           7,933 Swift Transportation Co., Inc. (b).........      166,752
                                                             ------------
                                                                  806,936
                                                             ------------

                 SEMICONDUCTORS & EQUIPMENT--1.8%
          11,700 Integrated Circuit Systems, Inc. (b).......      333,333
          15,400 NVIDIA Corp. (b)...........................      358,050
                                                             ------------
                                                                  691,383
                                                             ------------

                 SOFTWARE--4.5%
          26,566 Autodesk, Inc..............................      652,992
          30,152 BEA Systems, Inc. (b)......................      370,869
           3,200 Novell, Inc. (b)...........................       33,664
          12,253 Quest Software, Inc. (b)...................      173,993
          38,700 Siebel Systems, Inc. (b)...................      536,769
                                                             ------------
                                                                1,768,287
                                                             ------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
        -------------------------------------------------------------------

                     SPECIALTY RETAIL--1.0%
            6,100    Dicks Sporting Goods Inc. (b)............ $    296,826
            3,700    Linens 'N Things, Inc. (b)...............      111,296
                                                               ------------
                                                                    408,122
                                                               ------------

                     TEXTILES, APPARELS & LUXURY GOODS--3.3%
            9,090    Polo Ralph Lauren Corp...................      261,792
           20,090    Reebok International, Ltd................      789,939
           17,740    Tommy Hilfiger Corp. (b).................      262,729
                                                               ------------
                                                                  1,314,460
                                                               ------------

                     THRIFTS & MORTGAGE FINANCE--2.7%
           10,133    Countrywide Financial Corp...............      768,613
           12,540    Sovereign Bancorp, Inc...................      297,825
                                                               ------------
                                                                  1,066,438
                                                               ------------

                     WIRELESS TELECOMMUNICATION SERVICES--8.4%
           26,928    At Road, Inc. (b)........................      358,142
          105,160    Nextel Communications, Inc. (Class A) (b)    2,950,790
                                                               ------------
                                                                  3,308,932
                                                               ------------
                     Total Common Stocks
                      (Identified Cost $33,321,696)...........   37,936,938
                                                               ------------

        BONDS & NOTES--0.9%
          FACE
         AMOUNT
        -------------------------------------------------------------------

                     YANKEE--0.9%
        $  25,000    Telewest Communications, Plc.
                      9.625%, 10/01/06 (g)....................       15,813
          400,000    Telewest Communications, Plc.
                      11.000%, 10/01/07 (g)...................      260,000
           30,000    Telewest Communications, Plc.
                      11.250%, 11/01/08 (g)...................       19,275
           75,000    Telewest Communications, Plc.
                      0/9.250%, 04/15/09 (e)..................       39,000
           30,000    Telewest Communications, Plc.
                      0/11.375%, 02/01/10 (e).................       14,700
           45,000    Telewest Communications, Plc.
                      9.875%, 02/01/10 (g)....................       27,900
                                                               ------------
                                                                    376,688
                                                               ------------
                     Total Bonds & Notes
                      (Identified Cost $292,158)..............      376,688
                                                               ------------
                     Total Investments--97.3%
                      (Identified Cost $33,613,854) (a).......   38,313,626
                     Other assets less liabilities............    1,047,258
                                                               ------------
                     TOTAL NET ASSETS--100%................... $ 39,360,884
                                                               ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-198

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $38,313,626
       Cash.........................................              712,623
       Receivable for:
        Securities sold.............................              477,118
        Fund shares sold............................              176,987
        Dividends...................................               24,900
        Due from Investment Adviser.................               16,797
                                                              -----------
         Total Assets...............................           39,722,051
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $144,879
        Securities purchased........................  160,311
        Withholding taxes...........................      160
       Accrued expenses:
        Management fees.............................   16,836
        Service and distribution fees...............    4,516
        Deferred trustees fees......................    1,740
        Other expenses..............................   32,725
                                                     --------
         Total Liabilities..........................              361,167
                                                              -----------
     NET ASSETS.....................................          $39,360,884
                                                              ===========
       Net assets consist of:
        Capital paid in.............................          $33,293,092
        Undistributed net investment income (loss)..               (1,740)
        Accumulated net realized gains (losses).....            1,369,748
        Unrealized appreciation (depreciation) on
         investments and foreign currency...........            4,699,784
                                                              -----------
     NET ASSETS.....................................          $39,360,884
                                                              ===========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($6,030,711 divided by 524,012 shares
      outstanding)..................................          $     11.51
                                                              ===========
     CLASS B
     Net asset value and redemption price per share
      ($8,188,207 divided by 714,200 shares
      outstanding)..................................          $     11.46
                                                              ===========
     CLASS E
     Net asset value and redemption price per share
      ($25,141,966 divided by 2,189,403 shares
      outstanding)..................................          $     11.48
                                                              ===========
     Identified cost of investments.................          $33,613,854
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $  111,202 (a)
       Interest................................                 14,947
                                                            ----------
                                                               126,149
     EXPENSES
       Management fees......................... $  137,819
       Service and distribution fees--Class B..      8,519
       Service and distribution fees--Class E..     15,248
       Directors' fees and expenses............     17,240
       Custodian...............................    128,177
       Audit and tax services..................     22,300
       Legal...................................        429
       Printing................................      4,742
       Insurance...............................        156
       Miscellaneous...........................      2,908
                                                ----------
       Total expenses before reductions........    337,538
       Less expenses assumed by the investment
        adviser................................   (135,684)    201,854
                                                ----------  ----------
     NET INVESTMENT INCOME (LOSS)..............                (75,705)
                                                            ----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  2,518,613
       Foreign currency transactions--net......     (6,676)  2,511,937
                                                ----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  4,688,833
       Foreign currency transactions--net......         13   4,688,846
                                                ----------  ----------
     Net gain (loss)...........................              7,200,783
                                                            ----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $7,125,078
                                                            ==========

(a)Net of foreign taxes of $1,036.

                See accompanying notes to financial statements.

                                    MSF-199

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  MAY 1, 2002(A)
                                                                      YEAR ENDED     THROUGH
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------ --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (75,705)   $   (2,578)
  Net realized gain (loss)..........................................   2,511,937      (547,385)
  Unrealized appreciation (depreciation)............................   4,688,846        10,938
                                                                     -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   7,125,078      (539,025)
                                                                     -----------    ----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A.........................................................     (79,753)            0
    Class B.........................................................    (108,312)            0
    Class E.........................................................    (331,957)            0
                                                                     -----------    ----------
                                                                        (520,022)            0
                                                                     -----------    ----------
  TOTAL DISTRIBUTIONS...............................................    (520,022)            0
                                                                     -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  26,902,976     6,391,877
                                                                     -----------    ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  33,508,032     5,852,852

NET ASSETS
  Beginning of the period...........................................   5,852,852             0
                                                                     -----------    ----------
  End of the period................................................. $39,360,884    $5,852,852
                                                                     ===========    ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    (1,740)   $     (700)
                                                                     ===========    ==========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                           MAY 1, 2002(A)
                                                                     YEAR ENDED               THROUGH
                                                                  DECEMBER 31, 2003      DECEMBER 31, 2002
                                                               ----------------------  ---------------------
                                                                 SHARES        $        SHARES        $
                                                               ---------  -----------  --------  -----------
CLASS A
  Sales.......................................................   394,771  $ 3,931,805   278,971  $ 2,733,596
  Reinvestments...............................................     7,140       79,753         0            0
  Redemptions.................................................  (151,781)  (1,557,205)   (5,089)     (41,686)
                                                               ---------  -----------  --------  -----------
  Net increase (decrease).....................................   250,130  $ 2,454,353   273,882  $ 2,691,910
                                                               =========  ===========  ========  ===========
CLASS B
  Sales.......................................................   670,046  $ 6,628,334   153,594  $ 1,257,763
  Reinvestments...............................................     9,732      108,312         0            0
  Redemptions.................................................   (79,633)    (803,353)  (39,539)    (314,187)
                                                               ---------  -----------  --------  -----------
  Net increase (decrease).....................................   600,145  $ 5,933,293   114,055  $   943,576
                                                               =========  ===========  ========  ===========
CLASS E
  Sales....................................................... 2,072,565  $20,567,585   509,247  $ 4,409,121
  Reinvestments...............................................    29,772      331,957         0            0
  Redemptions.................................................  (239,731)  (2,384,212) (182,450)  (1,652,730)
                                                               ---------  -----------  --------  -----------
  Net increase (decrease)..................................... 1,862,606  $18,515,330   326,797  $ 2,756,391
                                                               =========  ===========  ========  ===========
  Increase (decrease) derived from capital share transactions. 2,712,881  $26,902,976   714,734  $ 6,391,877
                                                               =========  ===========  ========  ===========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-200

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                                       -----------------------
                                                                                    MAY 1, 2002(A)
                                                                        YEAR ENDED     THROUGH
                                                                       DECEMBER 31,  DECEMBER 31,
                                                                           2003          2002
                                                                       ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $ 8.19        $10.00
                                                                          ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     (0.02)         0.00
 Net realized and unrealized gain (loss) on investments...............      3.50         (1.81)
                                                                          ------        ------
 Total from investment operations.....................................      3.48         (1.81)
                                                                          ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................      0.00          0.00
 Distributions from net realized capital gains........................     (0.16)         0.00
                                                                          ------        ------
 Total Distributions..................................................     (0.16)         0.00
                                                                          ------        ------
NET ASSET VALUE, END OF PERIOD........................................    $11.51        $ 8.19
                                                                          ======        ======
TOTAL RETURN (%)......................................................      42.5         (18.1)(b)
Ratio of operating expenses to average net assets.....................      1.03          0.95 (c)
Ratio of net investment income to average net assets (%)..............      (0.3)        (0.08)(c)
Portfolio turnover rate (%)...........................................       170           250 (c)
Net assets, end of period (000).......................................    $6,031        $2,244
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      1.82          4.42 (c)

                                                                       CLASS B                     CLASS E
                                                             -----------------------     -----------------------
                                                                          MAY 1, 2002(A)              MAY 1, 2002(A)
                                                              YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                 2003          2002          2003          2002
                                                             ------------ -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 8.18        $10.00       $  8.19        $10.00
                                                                ------        ------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     (0.02)         0.00         (0.02)         0.00
 Net realized and unrealized gain (loss) on investments.....      3.46         (1.82)         3.47         (1.81)
                                                                ------        ------       -------        ------
 Total from investment operations...........................      3.44         (1.82)         3.45         (1.81)
                                                                ------        ------       -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................      0.00          0.00          0.00          0.00
 Distributions from net realized capital gains..............     (0.16)         0.00         (0.16)         0.00
                                                                ------        ------       -------        ------
 Total Distributions........................................     (0.16)         0.00         (0.16)         0.00
                                                                ------        ------       -------        ------
NET ASSET VALUE, END OF PERIOD..............................    $11.46        $ 8.18       $ 11.48        $ 8.19
                                                                ======        ======       =======        ======
TOTAL RETURN (%)............................................      42.1         (18.2)(b)      42.2         (18.1)(b)
Ratio of operating expenses to average net assets...........      1.28          1.20 (c)      1.18          1.10 (c)
Ratio of net investment income to average net assets (%)....     (0.55)        (0.15)(c)     (0.45)        (0.12)(c)
Portfolio turnover rate (%).................................       170           250 (c)       170           250 (c)
Net assets, end of period (000).............................    $8,188        $  933       $25,142        $2,676
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................      2.07          4.67 (c)      1.97          4.57 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-201

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--87.3% OF TOTAL NET ASSETS


                                                           VALUE
             SHARES                                       (NOTE 1)
          ------------------------------------------------------------

                        AEROSPACE & DEFENSE--2.7%
              1,204,600 Rockwell Collins, Inc......... $    36,174,138
                                                       ---------------

                        BEVERAGES--3.0%
              1,684,000 Pepsi Bottling Group, Inc.....      40,719,120
                                                       ---------------

                        BIOTECHNOLOGY--3.4%
                801,700 Chiron Corp. (b)..............      45,688,883
                                                       ---------------

                        CAPITAL MARKETS--2.0%
              1,686,700 Janus Capital Group, Inc......      27,678,747
                                                       ---------------

                        COMMERCIAL BANKS--0.3%
                114,800 Wilmington Trust Corp.........       4,132,800
                                                       ---------------

                        COMMERCIAL SERVICES & SUPPLIES--19.3%
                837,000 Aramark Corp..................      22,950,540
              3,994,100 Concord EFS, Inc. (b).........      59,272,444
                832,800 D&B Corp. (b).................      42,231,288
                758,600 Equifax, Inc..................      18,585,700
              1,645,800 H&R Block, Inc................      91,127,946
                986,600 Valassis Communications, Inc..      28,956,710
                                                       ---------------
                                                           263,124,628
                                                       ---------------

                        HEALTH CARE PROVIDERS & SERVICES--4.4%
              1,464,200 Omnicare, Inc.................      59,139,038
                                                       ---------------

                        HOTELS, RESTAURANTS & LEISURE--9.0%
              2,842,000 Darden Restaurants, Inc.......      59,795,680
              1,830,900 Yum! Brands, Inc. (b).........      62,982,960
                                                       ---------------
                                                           122,778,640
                                                       ---------------

                        IT SERVICES--3.8%
              1,865,000 SunGard Data Systems, Inc. (b)      51,679,150
                                                       ---------------

                        LEISURE EQUIPMENT & PRODUCTS--3.3%
              2,340,000 Mattel, Inc...................      45,091,800
                                                       ---------------

                        MEDIA--6.6%
                717,400 Knight-Ridder, Inc............      55,505,238
              1,890,000 Time Warner, Inc. (b).........      34,001,100
                                                       ---------------
                                                            89,506,338
                                                       ---------------

                        OFFICE ELECTRONICS--4.7%
              4,631,300 Xerox Corp. (b)...............      63,911,940
                                                       ---------------

                        OIL & GAS--3.0%
                725,000 Burlington Resources, Inc.....      40,150,500
                                                       ---------------

                        SPECIALTY RETAIL--5.7%
              2,759,000 Office Depot, Inc. (b)........      46,102,890
              2,485,100 Toys "R" Us, Inc. (b).........      31,411,664
                                                       ---------------
                                                            77,514,554
                                                       ---------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                   THRIFTS & MORTGAGE FINANCE--16.1%
         5,516,200 Sovereign Bancorp, Inc................. $   131,009,750
         2,204,400 Washington Mutual, Inc.................      88,440,528
                                                           ---------------
                                                               219,450,278
                                                           ---------------
                   Total Common Stocks
                    (Identified Cost $917,556,241)........   1,186,740,554
                                                           ---------------

     SHORT TERM INVESTMENTS--12.8%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                   REPURCHASE AGREEMENT--12.8%
     $ 174,696,000 State Street Corp. Repurchase Agreement
                    dated 12/31/03 at 0.350% to be
                    repurchased at $174,699,397 on
                    01/02/04, collateralized by
                    $50,670,000 U.S. Treasury Bond
                    13.250% due 05/15/14 with a value of
                    $76,195,013 and U.S. Treasury Bond
                    10.750% due 08/15/05 with a value of
                    $102,005,638..........................     174,696,000
                                                           ---------------
                   Total Short Term Investments
                    (Identified Cost $174,696,000)........     174,696,000
                                                           ---------------
                   Total Investments--100.1%
                    (Identified Cost $1,092,252,241) (a)..   1,361,436,554
                   Other assets less liabilities..........      (1,283,635)
                                                           ---------------
                   TOTAL NET ASSETS--100%................. $ 1,360,152,919
                                                           ===============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-202

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................            $1,186,740,554
       Investments in repurchase agreements.....               174,696,000
       Cash.....................................                       527
       Receivable for:
        Fund shares sold........................                 2,985,927
        Dividends and interest..................                   455,098
                                                            --------------
         Total Assets...........................             1,364,878,106
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $3,725,963
       Accrued expenses :
        Management fees.........................    810,458
        Service and distribution fees...........    131,546
        Deferred trustees fees..................     27,113
        Other expenses..........................     30,107
                                                 ----------
         Total Liabilities......................                 4,725,187
                                                            --------------
     NET ASSETS.................................            $1,360,152,919
                                                            ==============
       Net assets consist of :
        Capital paid in.........................            $1,074,179,582
        Undistributed net investment income.....                   235,625
        Accumulated net realized gains
         (losses)...............................                16,553,399
        Unrealized appreciation (depreciation)
         on investments.........................               269,184,313
                                                            --------------
     NET ASSETS.................................            $1,360,152,919
                                                            ==============
     Computation of offering price :
     CLASS A
     Net asset value and redemption price per
      share ($614,741,739 divided by
      2,741,160 shares outstanding).............            $       224.26
                                                            ==============
     CLASS B
     Net asset value and redemption price per
      share ($540,655,759 divided by
      2,444,495 shares outstanding).............            $       221.17
                                                            ==============
     CLASS E
     Net asset value and redemption price per
      share ($204,755,421 divided by
      919,844 shares outstanding)...............            $       222.60
                                                            ==============
     Identified cost of investments.............            $1,092,252,241
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................             $  7,821,132
        Interest................................                  410,458
                                                             ------------
                                                                8,231,590
      EXPENSES
        Management fees......................... $6,780,786
        Service and distribution fees-Class B...    728,261
        Service and distribution fees-Class E...    186,043
        Directors' fees and expenses............     31,788
        Custodian...............................    124,346
        Audit and tax services..................     22,301
        Legal...................................     23,033
        Printing................................    234,465
        Insurance...............................     15,563
        Miscellaneous...........................      4,611
                                                 ----------
        Total expenses before reductions........  8,151,197
        Expense reductions......................   (176,336)    7,974,861
                                                 ----------  ------------
      NET INVESTMENT INCOME.....................                  256,729
                                                             ------------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................               32,696,201
      Unrealized appreciation (depreciation) on:
        Investments--net........................              249,850,910
                                                             ------------
      Net gain (loss)...........................              282,547,111
                                                             ------------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................             $282,803,840
                                                             ============

                See accompanying notes to financial statements.

                                    MSF-203

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2003           2002
                                                                     --------------  ------------
FROM OPERATIONS
  Net investment income............................................. $      256,729  $    926,040
  Net realized gain (loss)..........................................     32,696,201   (13,474,861)
  Unrealized appreciation (depreciation)............................    249,850,910   (46,335,937)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    282,803,840   (58,884,758)
                                                                     --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................       (705,634)     (889,358)
    Class B.........................................................       (141,367)      (88,783)
    Class E.........................................................        (89,194)      (51,495)
                                                                     --------------  ------------
  TOTAL DISTRIBUTIONS...............................................       (936,195)   (1,029,636)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    424,835,178   307,906,762
                                                                     --------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    706,702,823   247,992,368

NET ASSETS
  Beginning of the period...........................................    653,450,096   405,457,728
                                                                     --------------  ------------
  End of the period................................................. $1,360,152,919  $653,450,096
                                                                     ==============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $      235,625  $    915,091
                                                                     ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                            YEAR ENDED                YEAR ENDED
                                                                         DECEMBER 31, 2003         DECEMBER 31, 2002
                                                                     ------------------------  ------------------------
                                                                       SHARES         $          SHARES         $
                                                                     ---------  -------------  ---------  -------------
CLASS A
  Sales.............................................................   724,195  $ 135,836,605  1,485,408  $ 267,880,808
  Reinvestments.....................................................     4,178        705,634      4,585        889,358
  Redemptions.......................................................  (575,928)  (104,848,255)  (894,438)  (151,892,629)
                                                                     ---------  -------------  ---------  -------------
  Net increase (decrease)...........................................   152,445  $  31,693,984    595,555  $ 116,877,537
                                                                     =========  =============  =========  =============
CLASS B
  Sales............................................................. 1,710,923  $ 324,157,504    723,733  $ 124,967,210
  Reinvestments.....................................................       847        141,367        463         88,783
  Redemptions.......................................................  (105,927)   (21,182,122)   (16,247)    (2,587,115)
                                                                     ---------  -------------  ---------  -------------
  Net increase (decrease)........................................... 1,605,843  $ 303,116,749    707,949  $ 122,468,878
                                                                     =========  =============  =========  =============
CLASS E
  Sales.............................................................   535,126  $ 101,778,286    411,141  $  72,411,718
  Reinvestments.....................................................       531         89,194        267         51,495
  Redemptions.......................................................   (60,569)   (11,843,035)   (22,907)    (3,902,866)
                                                                     ---------  -------------  ---------  -------------
  Net increase (decrease)...........................................   475,088  $  90,024,445    388,501  $  68,560,347
                                                                     =========  =============  =========  =============
  Increase (decrease) in net assets from capital share transactions. 2,233,376  $ 424,835,178  1,692,005  $ 307,906,762
                                                                     =========  =============  =========  =============

                See accompanying notes to financial statements.

                                    MSF-204

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                           CLASS A
                                                                       -----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                         2003      2002      2001      2000     1999
                                                                       --------  --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 169.33  $ 186.12  $ 146.67  $ 121.71 $ 122.85
                                                                       --------  --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.24      0.27      0.42      1.15     1.36
 Net realized and unrealized gain (loss) on investments...............    54.97    (16.70)    40.09     23.81    (0.97)
                                                                       --------  --------  --------  -------- --------
 Total from investment operations.....................................    55.21    (16.43)    40.51     24.96     0.39
                                                                       --------  --------  --------  -------- --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.28)    (0.36)    (1.06)     0.00    (1.36)
 Distributions in excess of net investment income.....................     0.00      0.00      0.00      0.00    (0.17)
 Distributions from net realized capital gains........................     0.00      0.00      0.00      0.00     0.00
                                                                       --------  --------  --------  -------- --------
 Total distributions..................................................    (0.28)    (0.36)    (1.06)     0.00    (1.53)
                                                                       --------  --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD........................................ $ 224.26  $ 169.33  $ 186.12  $ 146.67 $ 121.71
                                                                       ========  ========  ========  ======== ========
TOTAL RETURN (%)......................................................     32.7      (8.8)     27.8      20.5      0.3
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.80      0.82      0.87      0.90     0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.78      0.82      0.84        --       --
Ratio of net investment income to average net assets (%)..............     0.14      0.22      0.43      0.98     1.08
Portfolio turnover rate (%)...........................................       16        11        28       143      119
Net assets, end of period (000)....................................... $614,742  $438,359  $370,959  $139,518 $109,280
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --        --      0.96       --

                                                                                       CLASS B
                                                                       -------------------------------------
                                                                           YEAR ENDED      FEBRUARY 20, 2001(A)
                                                                          DECEMBER 31,           THROUGH
                                                                       ------------------      DECEMBER 31,
                                                                         2003      2002            2001
                                                                       --------  --------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 167.26  $ 184.25        $159.20
                                                                       --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.01      0.16           0.01
 Net realized and unrealized gain (loss) on investments...............    54.02    (16.83)         25.04
                                                                       --------  --------        -------
 Total from investment operations.....................................    54.03    (16.67)         25.05
                                                                       --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.12)    (0.32)          0.00
 Distributions in excess of net investment income.....................     0.00      0.00           0.00
 Distributions from net realized capital gains........................     0.00      0.00           0.00
                                                                       --------  --------        -------
 Total distributions..................................................    (0.12)    (0.32)          0.00
                                                                       --------  --------        -------
NET ASSET VALUE, END OF PERIOD........................................ $ 221.17  $ 167.26        $184.25
                                                                       ========  ========        =======
TOTAL RETURN (%)......................................................     32.3      (9.1)         15.7 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.05      1.07          1.12 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.03      1.07          1.09 (c)
Ratio of net investment income to average net assets (%)..............    (0.13)    (0.06)         0.02 (c)
Portfolio turnover rate (%)...........................................       16        11             28
Net assets, end of period (000)....................................... $540,656  $140,273        $24,082

                                                                                    CLASS E
                                                                       ------------------------------
                                                                           YEAR ENDED     MAY 1, 2001(A)
                                                                          DECEMBER 31,       THROUGH
                                                                       -----------------   DECEMBER 31,
                                                                         2003      2002        2001
                                                                       --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 168.22  $185.17     $164.26
                                                                       --------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.07     0.25        0.02
 Net realized and unrealized gain (loss) on investments...............    54.47   (16.85)      20.89
                                                                       --------  -------     -------
 Total from investment operations.....................................    54.54   (16.60)      20.91
                                                                       --------  -------     -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.16)   (0.35)       0.00
 Distributions in excess of net investment income.....................     0.00     0.00        0.00
 Distributions from net realized capital gains........................     0.00     0.00        0.00
                                                                       --------  -------     -------
 Total distributions..................................................    (0.16)   (0.35)       0.00
                                                                       --------  -------     -------
NET ASSET VALUE, END OF PERIOD........................................ $ 222.60  $168.22     $185.17
                                                                       ========  =======     =======
TOTAL RETURN (%)......................................................     32.5     (9.0)      12.7 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.95     0.97       1.02 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.93     0.97       0.99 (c)
Ratio of net investment income to average net assets (%)..............    (0.03)    0.05       0.09 (c)
Portfolio turnover rate (%)...........................................       16       11          28
Net assets, end of period (000)....................................... $204,755  $74,818     $10,416

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-205

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.0% OF TOTAL NET ASSETS


                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               AIR FREIGHT & COURIERS--2.2%
       193,795 C.H. Robinson Worldwide, Inc................ $   7,346,768
       229,795 CNF, Inc....................................     7,790,051
       128,735 Expeditors International of Washington, Inc.     4,848,160
                                                            -------------
                                                               19,984,979
                                                            -------------

               AIRLINES--2.2%
       389,750 Ryanair Holdings, Plc. (ADR) (c)............    19,736,940
                                                            -------------

               AUTO COMPONENTS--0.9%
       136,615 Lear Corp...................................     8,378,598
                                                            -------------

               BIOTECHNOLOGY--3.7%
       198,925 Celgene Corp. (b)...........................     8,955,603
        78,885 Gilead Sciences, Inc. (b)...................     4,586,374
       166,995 Invitrogen Corp. (b)........................    11,689,650
       153,720 Neurocrine Biosciences, Inc. (b)............     8,383,889
                                                            -------------
                                                               33,615,516
                                                            -------------

               CAPITAL MARKETS--3.0%
       229,275 Investors Financial Services Corp. (c)......     8,806,453
       375,770 T. Rowe Price Group, Inc....................    17,815,255
                                                            -------------
                                                               26,621,708
                                                            -------------

               CHEMICALS--0.6%
       130,870 Praxair, Inc................................     4,999,234
                                                            -------------

               COMMERCIAL BANKS--0.7%
        59,695 M&T Bank Corp...............................     5,868,019
                                                            -------------

               COMMERCIAL SERVICES & SUPPLIES--6.1%
       210,810 Apollo Group, Inc. (Class A) (b)............    14,335,080
       140,795 Cendant Corp. (b)...........................     3,135,505
        32,715 Certegy, Inc. (b)...........................     1,073,052
        25,775 Iron Mountain, Inc. (b).....................     1,019,144
       226,025 Manpower, Inc...............................    10,641,257
       391,135 Robert Half International, Inc. (b).........     9,129,091
       312,940 The BISYS Group, Inc. (b)...................     4,656,547
       154,853 University of Phoenix Online (b)............    10,674,017
                                                            -------------
                                                               54,663,693
                                                            -------------

               COMMUNICATION EQUIPMENT--1.6%
       281,685 Emulex Corp. (b)............................     7,515,356
       181,150 UTStarcom, Inc. (b) (c).....................     6,715,230
                                                            -------------
                                                               14,230,586
                                                            -------------

               COMPUTER & PERIPHERALS--0.7%
       281,875 Apple Computer, Inc. (b)....................     6,023,669
                                                            -------------

               CONTAINERS & PACKAGING--2.0%
       309,050 Ball Corp...................................    18,410,108
                                                            -------------

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 DIVERSIFIED FINANCIAL SERVICES--1.5%
          51,760 Chicago Merchantile Exchange (c)......... $   3,745,354
         164,040 Moody's Corp.............................     9,932,622
                                                           -------------
                                                              13,677,976
                                                           -------------

                 ELECTRICAL EQUIPMENT--0.9%
         167,835 AMETEK, Inc..............................     8,099,717
                                                           -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
         723,620 Flextronics International, Ltd. (b)......    10,738,521
         133,175 Mettler-Toledo International, Inc. (b)...     5,621,317
          38,285 National Instruments Corp. (c)...........     1,740,819
                                                           -------------
                                                              18,100,657
                                                           -------------

                 ENERGY EQUIPMENT & SERVICES--0.6%
         130,000 Smith International, Inc.................     5,397,600
                                                           -------------

                 FOOD PRODUCTS--2.1%
         571,377 Dean Foods Co. (b).......................    18,781,162
                                                           -------------

                 GAS UTILITIES--2.4%
         371,780 Kinder Morgan, Inc.......................    21,972,198
                                                           -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--7.1%
         336,920 Apogent Technologies, Inc. (b) (c).......     7,762,637
         154,815 C.R. Bard, Inc...........................    12,578,719
         212,510 Dentsply International, Inc..............     9,599,077
         210,525 INAMED Corp. (b) (c).....................    10,117,831
         332,470 St. Jude Medical, Inc. (b)...............    20,397,034
          43,405 Stryker Corp.............................     3,689,859
                                                           -------------
                                                              64,145,157
                                                           -------------

                 HEALTH CARE PROVIDERS & SERVICES--0.7%
          79,860 Anthem, Inc. (b).........................     5,989,500
                                                           -------------

                 HOTELS, RESTAURANTS & LEISURE--7.7%
         300,820 Darden Restaurants, Inc..................     6,329,253
         528,315 International Game Technology............    18,860,845
         286,310 Mandalay Resort Group....................    12,803,783
          78,005 Marriott International, Inc. (Class A)...     3,603,831
          68,695 Outback Steakhouse, Inc..................     3,037,006
         405,680 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)...............................    14,592,310
         301,050 Yum! Brands, Inc. (b)....................    10,356,120
                                                           -------------
                                                              69,583,148
                                                           -------------

                 HOUSEHOLD DURABLES--4.5%
         150,000 Ethan Allen Interiors, Inc. (c)..........     6,282,000
         144,900 Harman International Industries, Inc.....    10,719,702
         193,905 Mohawk Industries, Inc. (b)..............    13,678,059
          21,550 NVR, Inc. (b)............................    10,042,300
                                                           -------------
                                                              40,722,061
                                                           -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-206

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

              IT SERVICES--0.9%
      209,778 Paychex, Inc................................... $   7,803,742
                                                              -------------

              INSURANCE--2.7%
        2,649 Berkshire Hathaway, Inc. (Class B) (b).........     7,456,935
      170,835 MGIC Investment Corp. (c)......................     9,727,345
      191,103 W.R. Berkley Corp..............................     6,679,050
                                                              -------------
                                                                 23,863,330
                                                              -------------

              INTERNET & CATALOG RETAIL--0.4%
       61,180 eBay, Inc. (b).................................     3,951,616
                                                              -------------

              INTERNET SOFTWARE & SERVICES--0.4%
      215,435 Check Point Software Technologies, Ltd. (b) (c)     3,623,617
                                                              -------------

              LEISURE EQUIPMENT & PRODUCTS--1.4%
      240,075 Marvel Enterprises, Inc. (b)(c)................     6,988,583
       59,890 Polaris Industries, Inc. (c)...................     5,305,056
                                                              -------------
                                                                 12,293,639
                                                              -------------

              MACHINERY--1.4%
       87,520 ITT Industries, Inc............................     6,494,859
      110,810 SPX Corp. (b)..................................     6,516,736
                                                              -------------
                                                                 13,011,595
                                                              -------------

              MEDIA--9.7%
      157,655 Belo Corp. (Class A)...........................     4,467,943
      319,215 Citadel Broadcasting Corp. (b).................     7,140,839
      156,950 Cox Radio, Inc. (Class A) (b)..................     3,959,848
      281,655 EchoStar Communications Corp.
               (Class A) (b).................................     9,576,270
       90,620 Entercom Communications Corp. (b)..............     4,799,235
      577,780 Lamar Advertising Co. (Class A) (b)............    21,562,750
      389,455 The Interpublic Group of Cos., Inc.............     6,075,498
      122,780 The McClatchy Co. (c)..........................     8,447,264
      248,297 Univision Communications, Inc.
               (Class A) (b).................................     9,854,908
      337,170 Westwood One, Inc. (b).........................    11,534,586
                                                              -------------
                                                                 87,419,141
                                                              -------------

              MULTILINE RETAIL--1.5%
      431,954 Fred's, Inc....................................    13,381,935
                                                              -------------

              OIL & GAS--3.2%
      280,205 EOG Resources, Inc.............................    12,937,065
      240,960 Murphy Oil Corp................................    15,737,097
                                                              -------------
                                                                 28,674,162
                                                              -------------

              PHARMACEUTICALS--1.5%
      169,584 Barr Laboratories, Inc. (b)....................    13,049,489
                                                              -------------

              SEMICONDUCTORS & EQUIPMENT--8.7%
       83,445 Altera Corp. (b)...............................     1,894,201
      183,810 Integrated Circuit Systems, Inc. (b)...........     5,236,747
      220,630 Intersil Corp. (Class A).......................     5,482,655

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
           258,365 KLA-Tencor Corp. (b)................... $  15,158,275
           327,960 Marvell Technology Group, Ltd. (b).....    12,439,523
           381,275 National Semiconductor Corp. (b).......    15,026,048
           291,450 Novellus Systems, Inc. (b).............    12,255,472
           182,995 NVIDIA Corp. (b).......................     4,254,634
           132,310 QLogic Corp. (b) (c)...................     6,827,196
                                                           -------------
                                                              78,574,751
                                                           -------------

                   SOFTWARE--4.0%
           102,495 Adobe Systems, Inc.....................     4,028,054
           379,230 Amdocs, Ltd............................     8,525,090
           424,325 BMC Software, Inc. (b).................     7,913,661
           316,955 Cadence Design Systems, Inc. (b) (c)...     5,698,851
            73,100 Citrix Systems, Inc. (b)...............     1,550,451
            84,570 Electronic Arts, Inc. (b)..............     4,040,755
           136,475 Synopsys, Inc. (b).....................     4,607,396
                                                           -------------
                                                              36,364,258
                                                           -------------

                   SPECIALTY RETAIL--3.2%
            90,535 Advanced Auto Parts Co. (b)............     7,369,549
            70,100 AutoZone, Inc. (b).....................     5,973,221
           183,400 Pier 1 Imports, Inc....................     4,009,124
           428,360 Staples, Inc. (b)......................    11,694,228
                                                           -------------
                                                              29,046,122
                                                           -------------

                   TEXTILES, APPARELS & LUXURY GOODS--1.1%
           129,830 Liz Claiborne, Inc.....................     4,603,772
            27,895 Puma AG, (EUR).........................     4,920,484
                                                           -------------
                                                               9,524,256
                                                           -------------

                   WIRELESS TELECOMMUNICATION SERVICES--0.7%
           448,275 Nextel Partners, Inc. (Class A) (b)(c).     6,029,299
                                                           -------------
                   Total Common Stocks
                    (Identified Cost $665,652,157)........   845,613,178
                                                           -------------

       SHORT TERM INVESTMENTS--6.1%
          FACE
         AMOUNT
       ------------------------------------------------------------------

                   DISCOUNT NOTES--6.1%
       $15,000,000 Federal Home Loan Bank 0.750%, 01/02/04    14,999,688
        40,000,000 Federal National Mortgage Association
                    0.800%, 01/02/04......................    39,999,111
                                                           -------------
                                                              54,998,799
                                                           -------------
                   Total Short Term Investments
                    (Identified Cost $54,998,799).........    54,998,799
                                                           -------------
                   Total Investments--100.1%
                    (Identified Cost $720,650,956) (a)....   900,611,977
                   Other assets less liabilities..........      (570,954)
                                                           -------------
                   TOTAL NET ASSETS--100%................. $ 900,041,023
                                                           =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-207

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value..................             $   900,611,977
       Cash..................................                      78,877
       Collateral for securities loaned......                  43,196,527
       Receivable for:
        Fund shares sold.....................                     247,171
        Dividends............................                     528,352
                                                          ---------------
         Total Assets........................                 944,662,904
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $   479,031
        Securities purchased.................     387,531
        Return of collateral for securities
         loaned..............................  43,196,527
       Accrued expenses:
        Management fees......................     514,387
        Service and distribution fees........       4,466
        Other expenses.......................      39,939
                                              -----------
         Total Liabilities...................                  44,621,881
                                                          ---------------
     NET ASSETS..............................             $   900,041,023
                                                          ===============
       Net assets consist of:
        Capital paid in......................             $ 1,749,157,364
        Accumulated net realized gains
         (losses)............................              (1,029,077,362)
        Unrealized appreciation
         (depreciation) on investments.......                 179,961,021
                                                          ---------------
     NET ASSETS..............................             $   900,041,023
                                                          ===============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($873,201,731 divided by
      62,306,590 shares outstanding).........             $         14.01
                                                          ===============
     CLASS B
     Net asset value and redemption price per
      share ($13,848,709 divided by
      1,004,300 shares outstanding)..........             $         13.79
                                                          ===============
     CLASS E
     Net asset value and redemption price per
      share ($12,990,583 divided by
      934,821 shares outstanding)............             $         13.90
                                                          ===============
     Identified cost of investments..........             $   720,650,956
                                                          ===============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $  3,619,305 (a)
     Interest................................                    439,386 (b)
                                                            ------------
                                                               4,058,691
   EXPENSES
     Management fees......................... $  5,370,713
     Service and distribution fees--Class B..       26,854
     Service and distribution fees--Class E..       11,271
     Directors' fees and expenses............       24,080
     Custodian...............................      202,660
     Audit and tax services..................       22,300
     Legal...................................       30,724
     Printing................................      295,035
     Insurance...............................       20,827
     Miscellaneous...........................        7,907
                                              ------------
     Total expenses before reductions........    6,012,371
     Expense reductions......................      (83,263)    5,929,108
                                              ------------  ------------
   NET INVESTMENT INCOME (LOSS)..............                 (1,870,417)
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (14,749,622)
     Foreign currency transactions--net......        2,082   (14,747,540)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                251,233,820
                                                            ------------
   Net gain (loss)...........................                236,486,280
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $234,615,863
                                                            ============

(a)Net of foreign taxes of $7,027.
(b)Includes income on securities loaned of $61,899.

                See accompanying notes to financial statements.

                                    MSF-208

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $ (1,870,417) $   (2,286,764)
  Net realized gain (loss)..........................................  (14,747,540)   (371,659,255)
  Unrealized appreciation (depreciation)............................  251,233,820      66,018,314
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  234,615,863    (307,927,705)
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (28,437,560)    (77,830,766)
                                                                     ------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  206,178,303    (385,758,471)

NET ASSETS..........................................................
  Beginning of the period...........................................  693,862,720   1,079,621,191
                                                                     ------------  --------------
  End of the period................................................. $900,041,023  $  693,862,720
                                                                     ============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $            0
                                                                     ============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                     YEAR ENDED                 YEAR ENDED
                                                  DECEMBER 31, 2003          DECEMBER 31, 2002
                                              ------------------------  --------------------------
                                                SHARES          $          SHARES          $
                                              ----------  ------------  -----------  -------------
CLASS A
 Sales.......................................  3,902,785  $ 45,795,675   12,096,571  $ 148,842,005
 Redemptions................................. (7,054,863)  (82,944,600) (19,418,704)  (231,245,189)
                                              ----------  ------------  -----------  -------------
 Net increase (decrease)..................... (3,152,078) $(37,148,925)  (7,322,133) $ (82,403,184)
                                              ==========  ============  ===========  =============
CLASS B
 Sales.......................................    419,173  $  5,058,235      777,219  $   8,946,324
 Redemptions.................................   (295,210)   (3,421,182)    (747,533)    (8,244,400)
                                              ----------  ------------  -----------  -------------
 Net increase (decrease).....................    123,963  $  1,637,053       29,686  $     701,924
                                              ==========  ============  ===========  =============
CLASS E
 Sales.......................................    751,424  $  9,085,637      413,285  $   4,622,536
 Redemptions.................................   (165,449)   (2,011,325)     (66,376)      (752,042)
                                              ----------  ------------  -----------  -------------
 Net increase (decrease).....................    585,975  $  7,074,312      346,909  $   3,870,494
                                              ==========  ============  ===========  =============
 Increase (decrease) derived from capital
   share transactions........................ (2,442,140) $(28,437,560)  (6,945,538) $ (77,830,766)
                                              ==========  ============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-209

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                           CLASS A
                                                                                   -------------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                     2003      2002       2001        2000
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.41  $  14.66  $    23.38  $    36.54
                                                                                   --------  --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.03)    (0.03)      (0.03)      (0.10)
  Net realized and unrealized gain (loss) on investments..........................     3.63     (4.22)      (8.69)     (10.66)
                                                                                   --------  --------  ----------  ----------
  Total from investment operations................................................     3.60     (4.25)      (8.72)     (10.76)
                                                                                   --------  --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................     0.00      0.00        0.00       (2.40)
                                                                                   --------  --------  ----------  ----------
  Total Distributions.............................................................     0.00      0.00        0.00       (2.40)
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  14.01  $  10.41  $    14.66  $    23.38
                                                                                   ========  ========  ==========  ==========
TOTAL RETURN (%)..................................................................     34.6     (29.0)      (37.3)      (31.3)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.77      0.75        0.74        0.70
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.76        --          --          --
Ratio of net investment income to average net assets (%)..........................    (0.24)    (0.27)      (0.17)      (0.33)
Portfolio turnover rate (%).......................................................       39        78         105         118
Net assets, end of period (000)................................................... $873,202  $681,221  $1,067,259  $1,783,379

                                                                                   -----------

                                                                                   -----------
                                                                                      1999
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    17.44
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.05)
  Net realized and unrealized gain (loss) on investments..........................      21.14
                                                                                   ----------
  Total from investment operations................................................      21.09
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................      (1.99)
                                                                                   ----------
  Total Distributions.............................................................      (1.99)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    36.54
                                                                                   ==========
TOTAL RETURN (%)..................................................................      122.9
Ratio of operating expenses to average net assets before expense reductions (%)...       0.71
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income to average net assets (%)..........................      (0.41)
Portfolio turnover rate (%).......................................................        103
Net assets, end of period (000)................................................... $1,931,797

                                                                               CLASS B
                                                                 -------------------------------
                                                                    YEAR ENDED    JANUARY 2, 2001(A)
                                                                   DECEMBER 31,        THROUGH
                                                                 ---------------     DECEMBER 31,
                                                                   2003    2002          2001
                                                                 -------  ------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 10.27  $14.50       $ 21.47
                                                                 -------  ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................   (0.05)  (0.06)        (0.04)
  Net realized and unrealized gain (loss) on investments........    3.57   (4.17)        (6.93)
                                                                 -------  ------       -------
  Total from investment operations..............................    3.52   (4.23)        (6.97)
                                                                 -------  ------       -------
NET ASSET VALUE, END OF PERIOD.................................. $ 13.79  $10.27       $ 14.50
                                                                 =======  ======       =======
TOTAL RETURN (%)................................................    34.3   (29.2)        (32.5)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.02    1.00          0.99 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.01      --            --
Ratio of net investment income to average net assets (%)........   (0.48)  (0.52)        (0.40)(c)
Portfolio turnover rate (%).....................................      39      78           105
Net assets, end of period (000)................................. $13,849  $9,037       $12,334

                                                                             CLASS E
                                                                 ---------------------------
                                                                    YEAR ENDED    MAY 1, 2001(A)
                                                                   DECEMBER 31,      THROUGH
                                                                 ---------------   DECEMBER 31,
                                                                   2003    2002        2001
                                                                 -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 10.33  $14.58      $19.02
                                                                 -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................   (0.03)  (0.01)       0.00
  Net realized and unrealized gain (loss) on investments........    3.60   (4.24)      (4.44)
                                                                 -------  ------      ------
  Total from investment operations..............................    3.57   (4.25)      (4.44)
                                                                 -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................. $ 13.90  $10.33      $14.58
                                                                 =======  ======      ======
TOTAL RETURN (%)................................................    34.6   (29.2)      (23.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    0.92    0.90        0.89 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    0.91      --          --
Ratio of net investment income to average net assets (%)........   (0.37)  (0.34)      (0.22)(c)
Portfolio turnover rate (%).....................................      39      78         105
Net assets, end of period (000)................................. $12,991  $3,605      $   28

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-210

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.7% OF TOTAL NET ASSETS


                                                                     VALUE
    SHARES                                                          (NOTE 1)
   -------------------------------------------------------------------------------

               AEROSPACE & DEFENSE--0.8%
     25,320    L-3 Communications Holdings, Inc. (b)............. $   1,300,435
     16,228    Precision Castparts Corp..........................       736,914
      2,739    Sequa Corp. (Class A) (b) (c).....................       134,211
                                                                  -------------
                                                                      2,171,560
                                                                  -------------

               AIR FREIGHT & COURIERS--1.2%
     22,095    C.H. Robinson Worldwide, Inc......................       837,621
     13,021    CNF, Inc..........................................       441,412
     12,387    EGL, Inc. (b) (c).................................       217,516
     27,466    Expeditors International of Washington, Inc.......     1,034,370
     20,932    J.B. Hunt Transport Services, Inc. (b)............       565,373
                                                                  -------------
                                                                      3,096,292
                                                                  -------------

               AIRLINES--0.3%
      6,992    Alaska Air Group, Inc. (b) (c)....................       190,812
     26,537    JetBlue Airways Corp. (b) (c).....................       703,761
                                                                  -------------
                                                                        894,573
                                                                  -------------

               AUTO COMPONENTS--1.5%
     17,919    ArvinMeritor, Inc.................................       432,206
      5,039    Bandag, Inc. (b)..................................       207,607
      7,173    BorgWarner, Inc...................................       610,207
     12,515    Federal Signal Corp. (c)..........................       219,263
     20,077    Gentex Corp.......................................       886,600
     17,701    Lear Corp.........................................     1,085,602
      8,964    Modine Manufacturing Co...........................       241,849
      6,999    Superior Industries International, Inc. (c).......       304,597
                                                                  -------------
                                                                      3,987,931
                                                                  -------------

               BEVERAGES--0.6%
     27,504    Constellation Brands, Inc. (Class A) (b)..........       905,707
     37,735    PepsiAmericas, Inc................................       646,023
                                                                  -------------
                                                                      1,551,730
                                                                  -------------

               BIOTECHNOLOGY--2.1%
     11,967    Charles River Laboratories International, Inc. (b)       410,827
     52,972    Gilead Sciences, Inc. (b).........................     3,079,792
     78,807    Millennium Pharmaceuticals, Inc. (b)..............     1,471,327
     24,504    Protein Design Labs, Inc. (b) (c).................       438,622
     20,202    Vertex Pharmaceuticals, Inc. (b)..................       206,666
                                                                  -------------
                                                                      5,607,234
                                                                  -------------

               BUILDING PRODUCTS--0.2%
     10,481    York International Corp...........................       385,701
                                                                  -------------

               CAPITAL MARKETS--2.6%
     20,591    A.G. Edwards, Inc.................................       746,012
     95,741    E*TRADE Financial Corp. (b).......................     1,211,124
     18,045    Eaton Vance Corp..................................       661,169
     12,230    Investment Technology Group, Inc..................       197,514
     17,095    Investors Financial Services Corp.................       656,619
     15,628    LaBranche & Co., Inc. (c).........................       182,379
     17,316    Legg Mason, Inc...................................     1,336,449

                                                                VALUE
         SHARES                                                (NOTE 1)
        ------------------------------------------------------------------

                    CAPITAL MARKETS--(CONTINUED)
          12,678    Raymond James Financial, Inc............ $     477,960
          27,578    SEI Investments Co......................       840,302
          21,555    Waddell & Reed Financial, Inc. (Class A)       505,680
                                                             -------------
                                                                 6,815,208
                                                             -------------

                    CHEMICALS--2.5%
          19,333    Airgas, Inc. (b)........................       415,273
          10,764    Albemarle Corp..........................       322,597
          16,146    Cabot Corp..............................       514,089
          29,001    Crompton Corp...........................       207,937
          10,212    Cytec Industries, Inc. (b)..............       392,039
          10,796    Ferro Corp. (c).........................       293,759
           9,224    FMC Corp................................       314,815
          30,089    IMC Global, Inc.........................       298,784
          13,515    Lubrizol Corp...........................       439,508
          46,244    Lyondell Chemical Co. (c)...............       783,836
           5,329    Minerals Technologies, Inc..............       315,743
          15,320    Olin Corp...............................       307,319
          30,256    RPM International, Inc..................       498,014
          12,214    Sensient Technologies Corp. (c).........       241,471
           8,432    The Scotts Co. (Class A) (b) (c)........       498,837
          13,246    Valspar Corp............................       654,617
                                                             -------------
                                                                 6,498,638
                                                             -------------

                    COMMERCIAL BANKS--6.8%
          19,178    Associated Banc-Corp....................       817,942
          14,654    Bank Hawaii Corp........................       618,399
          42,296    Banknorth Group, Inc....................     1,375,889
          12,805    City National Corp......................       795,447
          19,834    Commerce Bancorp, Inc. (c)..............     1,044,855
          31,879    Compass Bancshares, Inc.................     1,253,163
          13,564    Cullen/Frost Bankers, Inc...............       550,291
          22,125    FirstMerit Corp.........................       596,711
          13,700    Greater Bay Bancorp (c).................       390,176
          40,613    Hibernia Corp. (Class A)................       954,812
          14,236    Independence Community Bank Corp........       512,069
          31,402    M&T Bank Corp...........................     3,086,817
          20,824    Mercantile Bankshares Corp..............       949,158
          53,629    National Commerce Financial Corp........     1,462,999
          12,805    Provident Financial Group, Inc. (c).....       409,120
           9,091    Silicon Valley Bancshares (b) (c).......       327,912
          18,566    TCF Financial Corp......................       953,364
          32,550    The Colonial Bancgroup, Inc.............       563,766
           8,543    Westamerica Bancorp.....................       424,587
          17,259    Wilmington Trust Corp...................       621,324
                                                             -------------
                                                                17,708,801
                                                             -------------

                    COMMERCIAL SERVICES & SUPPLIES--4.9%
           6,676    Banta Corp..............................       270,378
          26,194    Career Education Corp. (b)..............     1,049,594
          16,977    Certegy, Inc. (b).......................       556,846
          20,836    Checkfree Corp. (b) (c).................       576,115
          22,859    ChoicePoint, Inc. (b)...................       870,699
          11,592    Corinthian Colleges, Inc. (b)...........       644,051

 See accompanying notes to statement of investments and financial statements.

                                    MSF-211

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
         13,630 CSG Systems International, Inc. (b)........ $     170,239
         19,031 D&B Corp. (b)..............................       965,062
         18,307 DeVry, Inc. (b)............................       460,055
         18,922 Education Management Corp. (b).............       587,339
         19,068 Herman Miller, Inc.........................       462,780
         15,230 HON Industries, Inc........................       659,764
          9,077 Kelly Services, Inc. (Class A).............       259,058
          9,771 Korn/Ferry International, Inc. (b)(c)......       130,345
         20,396 Manpower, Inc..............................       960,244
         41,464 Republic Services, Inc. (Class A)..........     1,062,722
         11,787 Rollins, Inc. (c)..........................       265,797
         16,155 Sotheby's Holdings, Inc. (Class A) (b)(c)..       220,677
         11,012 Stericycle, Inc. (b).......................       514,260
         11,396 Sylvan Learning Systems, Inc. (b)..........       328,091
         30,937 The BISYS Group, Inc. (b)..................       460,343
         14,181 The Brink's Co.............................       320,632
         13,610 Valassis Communications, Inc...............       399,453
         23,117 Viad Corp..................................       577,925
                                                            -------------
                                                               12,772,469
                                                            -------------

                COMMUNICATION EQUIPMENT--1.7%
         97,550 3Com Corp. (b).............................       796,984
         20,686 Adtran, Inc. (b)...........................       641,266
         22,732 Advanced Fibre Communications, Inc. (b)....       458,050
         12,267 Avocent Corp. (b)..........................       447,991
         15,464 CommScope, Inc. (b)........................       252,527
         17,430 Harris Corp................................       661,469
         30,185 McDATA Corp. (Class A) (b)(c)..............       287,663
         11,617 Plantronics, Inc. (b)......................       379,295
         25,943 Polycom, Inc. (b)..........................       506,407
         16,379 Powerwave Technologies, Inc. (b)(c)........       125,299
                                                            -------------
                                                                4,556,951
                                                            -------------

                COMPUTER & PERIPHERALS--1.0%
          9,323 Imation Corp. (b)..........................       327,703
         46,447 Quantum Corp. (b)..........................       144,915
         20,737 SanDisk Corp. (b)..........................     1,267,860
         28,935 Storage Technology Corp. (b)...............       745,076
                                                            -------------
                                                                2,485,554
                                                            -------------

                CONSTRUCTION & ENGINEERING--0.6%
         12,621 Dycom Industries, Inc. (b).................       338,495
         10,848 Granite Construction, Inc..................       254,820
         14,508 Jacobs Engineering Group, Inc. (b).........       696,529
         30,447 Quanta Services, Inc. (b)(c)...............       222,263
                                                            -------------
                                                                1,512,107
                                                            -------------

                CONSTRUCTION MATERIALS--0.2%
         12,802 Martin Marietta Materials, Inc.............       601,310
                                                            -------------

                CONSUMER FINANCE--0.3%
         40,923 AmeriCredit Corp. (b)(c)...................       651,903
                                                            -------------

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 CONTAINERS & PACKAGING--0.5%
          13,298 Longview Fibre Co....................... $     164,230
          27,575 Packaging Corp. of America..............       602,790
          25,413 Sonoco Products Co......................       625,668
                                                          -------------
                                                              1,392,688
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.5%
          12,880 GATX Corp...............................       360,382
          18,241 Leucadia National Corp..................       840,910
                                                          -------------
                                                              1,201,292
                                                          -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
          63,844 Cincinnati Bell, Inc....................       322,412
                                                          -------------

                 ELECTRIC UTILITIES--3.5%
          22,740 ALLETE, Inc.............................       695,844
          28,968 Alliant Energy Corp.....................       721,303
           8,425 Black Hills Corp........................       251,318
          33,097 DPL, Inc................................       691,065
          19,695 Duquesne Light Holdings, Inc. (c).......       361,206
          18,119 Great Plains Energy, Inc................       576,547
           9,873 Hawaiian Electric Industries, Inc. (c)..       467,684
           9,982 IDACORP, Inc. (c).......................       298,661
          34,988 Northeast Utilities.....................       705,708
          13,876 NSTAR...................................       672,986
          22,728 OGE Energy Corp.........................       549,790
          44,848 Pepco Holdings, Inc. (c)................       876,330
          10,515 PNM Resources, Inc......................       295,472
          24,675 Puget Energy, Inc.......................       586,525
          30,782 Wisconsin Energy Corp...................     1,029,658
           9,471 WPS Resources Corp. (c).................       437,844
                                                          -------------
                                                              9,217,941
                                                          -------------

                 ELECTRICAL EQUIPMENT--0.4%
           8,731 AMETEK, Inc.............................       421,358
          15,626 Hubbell, Inc............................       689,107
                                                          -------------
                                                              1,110,465
                                                          -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
          26,393 Arrow Electronics, Inc. (b).............       610,734
          31,358 Avnet, Inc..............................       679,214
          21,774 CDW Corp. (b)...........................     1,257,666
          18,999 Diebold, Inc............................     1,023,476
          22,577 Kemet Corp. (b).........................       309,079
          13,601 National Instruments Corp. (c)..........       618,437
          10,168 Newport Corp............................       168,077
          11,081 Plexus Corp. (b)........................       190,261
          14,867 Tech Data Corp. (b).....................       590,071
           9,061 Varian, Inc. (b)........................       378,116
          41,973 Vishay Intertechnology, Inc. (b)........       961,182
                                                          -------------
                                                              6,786,313
                                                          -------------

                 ENERGY EQUIPMENT & SERVICES--3.2%
          14,133 Cooper Cameron Corp. (b)................       658,598
          39,212 ENSCO International, Inc................     1,065,390

 See accompanying notes to statement of investments and financial statements.

                                    MSF-212

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 ENERGY EQUIPMENT & SERVICES--(CONTINUED)
          17,305 FMC Technologies, Inc. (b).............. $     403,207
          31,766 Grant Prideco, Inc. (b).................       413,593
          19,247 Hanover Compressor Co. (b) (c)..........       214,604
          13,102 Helmerich & Payne, Inc..................       365,939
          22,238 National-Oilwell, Inc. (b)..............       497,242
          21,172 Patterson-UTI Energy, Inc. (b)..........       696,982
          35,457 Pride International, Inc. (b)...........       660,918
          26,194 Smith International, Inc................     1,087,575
          15,848 Tidewater, Inc..........................       473,538
          25,514 Varco International, Inc. (b)...........       526,354
          34,055 Weatherford International, Ltd. (b).....     1,225,980
                                                          -------------
                                                              8,289,920
                                                          -------------

                 FOOD & STAPLES RETAILING--0.6%
           9,803 Longs Drug Stores Corp. (c).............       242,526
          12,122 Ruddick Corp............................       216,984
          15,667 Whole Foods Market, Inc.................     1,051,726
                                                          -------------
                                                              1,511,236
                                                          -------------

                 FOOD PRODUCTS--2.0%
          40,811 Dean Foods Co. (b)......................     1,341,457
          36,245 Hormel Foods Corp.......................       935,483
          11,670 Interstate Bakeries Corp................       166,064
          28,950 Smithfield Foods, Inc. (b)..............       599,265
          13,109 The J. M. Smucker Co....................       593,707
          13,495 Tootsie Roll Industries, Inc............       485,820
          91,687 Tyson Foods, Inc. (Class A).............     1,213,936
                                                          -------------
                                                              5,335,732
                                                          -------------

                 GAS UTILITIES--0.7%
          16,810 AGL Resources, Inc......................       489,171
          21,279 National Fuel Gas Co....................       520,059
          24,781 Oneok, Inc. (c).........................       547,164
          12,709 WGL Holdings, Inc.......................       353,183
                                                          -------------
                                                              1,909,577
                                                          -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
          23,679 Apogent Technologies, Inc. (b) (c)......       545,564
          16,129 Beckman Coulter, Inc....................       819,837
          28,692 Cytyc Corp. (b).........................       394,802
          20,728 Dentsply International, Inc.............       936,284
          15,526 Edwards Lifesciences Corp. (b)..........       467,022
          16,169 Hillenbrand Industries, Inc.............     1,003,448
          18,186 Steris Corp. (b)........................       411,003
          17,799 Varian Medical Systems, Inc.............     1,229,911
          12,651 VISX, Inc. (b)..........................       292,871
                                                          -------------
                                                              6,100,742
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--4.8%
          24,291 AdvancePCS (b)..........................     1,279,164
          13,334 Apria Healthcare Group, Inc. (b)........       379,619
          25,769 Community Health Systems, Inc. (b) (c)..       684,940

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      16,217 Covance, Inc. (b)................................ $     434,616
      15,712 Coventry Health Care, Inc. (b)...................     1,013,267
      24,693 First Health Group Corp. (b) (c).................       480,526
      29,758 Health Net, Inc. (b).............................       973,087
      11,426 Henry Schein, Inc. (b)...........................       772,169
       9,870 LifePoint Hospitals, Inc. (b) (c)................       290,672
      25,734 Lincare Holdings, Inc. (b).......................       772,792
      26,793 Omnicare, Inc....................................     1,082,169
      21,205 Oxford Health Plans, Inc. (b)....................       922,417
      10,929 PacifiCare Health Systems, Inc. (b)..............       738,800
      17,853 Patterson Dental Co. (b).........................     1,145,448
      19,707 Triad Hospitals, Inc. (b)........................       655,652
      15,169 Universal Health Services, Inc. (Class B) (b) (c)       814,879
                                                               -------------
                                                                  12,440,217
                                                               -------------

             HOTELS, RESTAURANTS & LEISURE--3.2%
      14,389 Applebee's International, Inc....................       565,056
       9,145 Bob Evans Farms, Inc.............................       296,847
      16,878 Boyd Gaming Corp. (c)............................       272,411
      25,300 Brinker International, Inc. (b)..................       838,948
      12,941 CBRL Group, Inc..................................       495,123
      25,386 Extended Stay America, Inc. (b)..................       367,589
      15,417 GTECH Holdings Corp. (b).........................       762,987
      13,923 International Speedway Corp. (Class A)...........       621,801
      15,756 Krispy Kreme Doughnuts, Inc. (b) (c).............       576,670
      16,072 Mandalay Resort Group............................       718,740
      19,576 Outback Steakhouse, Inc..........................       865,455
      79,242 Park Place Entertainment Corp. (b)...............       858,191
      17,011 Ruby Tuesday, Inc................................       484,643
      24,131 Six Flags, Inc. (b) (c)..........................       181,465
      13,532 The Cheesecake Factory, Inc. (b) (c).............       595,814
                                                               -------------
                                                                   8,501,740
                                                               -------------

             HOUSEHOLD DURABLES--2.9%
      11,913 Blyth, Inc. (b)..................................       383,837
      41,114 D.R. Horton, Inc.................................     1,778,592
      14,588 Furniture Brands International, Inc. (b) (c).....       427,866
       7,858 Hovnanian Enterprises, Inc. (Class A) (b)........       684,118
       9,356 Lancaster Colony Corp............................       422,517
      20,623 Lennar Corp......................................     1,979,808
      17,406 Mohawk Industries, Inc. (b)......................     1,227,819
      19,115 Toll Brothers, Inc. (b)..........................       760,012
                                                               -------------
                                                                   7,664,569
                                                               -------------

             HOUSEHOLD PRODUCTS--0.8%
      10,602 Church & Dwight, Inc. (c)........................       419,839
      22,118 Energizer Holdings, Inc. (b).....................       830,752
      25,215 The Dial Corp....................................       717,871
                                                               -------------
                                                                   1,968,462
                                                               -------------

             IT SERVICES--2.1%
      22,211 Acxiom Corp. (b).................................       412,458
      34,356 Affiliated Computer Services, Inc. (Class A) (b).     1,871,028

 See accompanying notes to statement of investments and financial statements.

                                    MSF-213

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                           VALUE
            SHARES                                        (NOTE 1)
           ----------------------------------------------------------

                    IT SERVICES--(CONTINUED)
             39,076 Ceridian Corp. (b)................. $     818,251
             21,799 DST Systems, Inc. (b)..............       910,326
             33,802 Gartner, Inc. (Class A) (b) (c)....       382,301
             16,732 Keane, Inc. (b)....................       244,957
             27,301 MPS Group, Inc. (b)................       255,264
             21,304 Titan Corp. (b)....................       464,640
                                                        -------------
                                                            5,359,225
                                                        -------------

                    INDUSTRIAL CONGLOMERATES--0.4%
              8,073 Carlisle Cos., Inc.................       491,323
             10,380 Teleflex, Inc. (c).................       501,665
                                                        -------------
                                                              992,988
                                                        -------------

                    INSURANCE--5.1%
             13,876 Allmerica Financial Corp. (b) (c)..       426,965
             19,073 American Financial Group, Inc......       504,672
             10,258 AmerUs Group Co. (c)...............       358,722
             23,570 Arthur J. Gallagher & Co...........       765,789
             17,977 Brown & Brown, Inc. (c)............       586,230
             14,568 Everest Re Group, Ltd..............     1,232,453
             38,777 Fidelity National Financial, Inc...     1,503,772
             20,464 First American Corp................       609,213
             16,716 HCC Insurance Holdings, Inc........       531,569
             11,121 Horace Mann Educators Corp.........       155,360
             12,362 Mony Group, Inc. (c)...............       386,807
             15,909 Ohio Casualty Corp.................       276,180
             47,433 Old Republic International Corp....     1,202,901
             18,030 Protective Life Corp...............       610,135
             24,580 Radian Group, Inc..................     1,198,275
              7,643 Stancorp Financial Group, Inc......       480,592
             24,835 The PMI Group, Inc.................       924,607
             17,679 Unitrin, Inc.......................       732,088
             21,817 W.R. Berkley Corp..................       762,504
                                                        -------------
                                                           13,248,834
                                                        -------------

                    INTERNET SOFTWARE & SERVICES--0.1%
             12,987 Internet Security Systems, Inc. (b)       244,545
             14,290 Retek, Inc. (b)....................       132,611
                                                        -------------
                                                              377,156
                                                        -------------

                    INVESTMENT COMPANY--3.0%
             74,759 MidCap SPDR Trust Series 1.........     7,879,599
                                                        -------------

                    LEISURE EQUIPMENT & PRODUCTS--0.1%
             19,751 Callaway Golf Co...................       332,804
                                                        -------------

                    MACHINERY--2.1%
             19,740 AGCO Corp..........................       397,564
             11,348 Donaldson Co., Inc.................       671,348
             14,443 Flowserve Corp.....................       301,570
             12,049 Graco, Inc.........................       483,165
             10,682 Harsco Corp........................       468,085
              9,427 Kennametal, Inc....................       374,723
              8,886 Nordson Corp.......................       306,833

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

              MACHINERY--(CONTINUED)
       12,919 Pentair, Inc................................... $     590,398
       19,933 SPX Corp. (b)..................................     1,172,260
        4,850 Tecumseh Products Co. (Class A)................       234,885
       12,133 Trinity Industries, Inc. (c)...................       374,182
                                                              -------------
                                                                  5,375,013
                                                              -------------

              MARINE--0.1%
       10,937 Alexander & Baldwin, Inc.......................       368,467
                                                              -------------

              MEDIA--2.8%
       29,931 Belo Corp. (Class A)...........................       848,244
       13,960 Catalina Marketing Corp. (b)...................       281,434
       14,312 Emmis Communications Corp. (Class A) (b) (c)...       387,140
       13,443 Entercom Communications Corp. (b)..............       711,941
       22,877 Harte-Hanks, Inc...............................       497,575
       11,665 Lee Enterprises, Inc...........................       509,177
        6,158 Media General, Inc.(Class A)...................       400,886
       10,304 Scholastic Corp. (b)...........................       350,748
       25,879 The Reader's Digest Association, Inc. (Class A)       379,386
        2,495 The Washington Post Co. (Class B)..............     1,974,543
       26,170 Westwood One, Inc..............................       895,276
                                                              -------------
                                                                  7,236,350
                                                              -------------

              METALS & MINING--0.5%
       13,790 Arch Coal, Inc.................................       429,834
        5,865 Carpenter Technology Corp......................       173,428
       14,188 Peabody Energy Corp............................       591,782
                                                              -------------
                                                                  1,195,044
                                                              -------------

              MULTI-UTILITIES--2.0%
       50,855 Aquila, Inc....................................       172,399
       38,203 Energy East Corp...............................       855,747
       16,287 Equitable Resources, Inc.......................       699,038
       29,626 MDU Resources Group, Inc.......................       705,395
       21,744 Questar Corp...................................       764,302
       28,977 SCANA Corp.....................................       992,462
       30,574 Sierra Pacific Resources (b) (c)...............       224,413
       19,775 Vectren Corp...................................       487,454
       18,953 Westar Energy, Inc.............................       383,798
                                                              -------------
                                                                  5,285,008
                                                              -------------

              MULTILINE RETAIL--1.2%
       18,854 99 Cents Only Stores (b) (c)...................       513,394
       18,247 BJ's Wholesale Club, Inc. (b)..................       418,951
       30,107 Dollar Tree Stores, Inc. (b)...................       905,017
       12,790 Neiman Marcus Group, Inc. (Class A) (b)........       686,439
       35,920 Saks, Inc. (b).................................       540,237
                                                              -------------
                                                                  3,064,038
                                                              -------------

              OFFICE ELECTRONICS--0.3%
       12,372 Zebra Technologies Corp. (Class A) (b).........       821,130
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-214

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                OIL & GAS--3.0%
         13,964 Forest Oil Corp. (b)....................... $     398,951
         24,034 Murphy Oil Corp............................     1,569,661
         14,847 Noble Energy, Inc..........................       659,652
          9,321 Overseas Shipholding Group, Inc............       317,380
         30,878 Pioneer Natural Resources Co...............       985,935
         16,696 Pogo Producing Co..........................       806,417
         31,419 Valero Energy Corp.........................     1,455,956
          8,707 Western Gas Resources, Inc.................       411,406
         48,216 XTO Energy, Inc............................     1,364,513
                                                            -------------
                                                                7,969,871
                                                            -------------

                PAPER & FOREST PRODUCTS--0.7%
         14,494 Bowater, Inc...............................       671,217
         11,384 Glatfelter.................................       141,731
          7,530 Potlatch Corp. (c).........................       261,818
         13,869 Rayonier, Inc..............................       575,702
         13,435 Wausau-Mosinee Paper Corp..................       181,641
                                                            -------------
                                                                1,832,109
                                                            -------------

                PHARMACEUTICALS--2.7%
         17,581 Barr Laboratories, Inc. (b)................     1,352,858
         51,397 IVAX Corp. (b).............................     1,227,360
         70,335 Mylan Laboratories, Inc....................     1,776,662
         18,282 Perrigo Co. (c)............................       287,393
          8,900 Pharmaceutical Resources, Inc..............       579,835
         22,229 Sepracor, Inc. (b).........................       531,940
         31,142 SICOR, Inc. (b)............................       847,063
         21,739 Valeant Pharmaceuticals International (c)..       546,736
                                                            -------------
                                                                7,149,847
                                                            -------------

                REAL ESTATE--1.7%
         21,387 AMB Property Corp. (REIT)..................       703,205
         13,927 Highwoods Properties, Inc. (REIT)..........       353,746
         16,376 Hospitality Properties Trust (REIT)........       676,001
         20,956 Liberty Property Trust (REIT) (c)..........       815,188
         15,246 Mack-Cali Realty Corp. (REIT)..............       634,539
         25,569 New Plan Excel Realty Trust (REIT).........       630,787
         33,209 United Dominion Realty Trust, Inc. (REIT)..       637,613
                                                            -------------
                                                                4,451,079
                                                            -------------

                ROAD & RAIL--0.3%
         21,892 Swift Transportation Co., Inc. (b).........       460,170
         20,868 Werner Enterprises, Inc....................       406,717
                                                            -------------
                                                                  866,887
                                                            -------------

                SEMICONDUCTORS & EQUIPMENT--4.3%
        123,323 Atmel Corp. (b)............................       741,171
          6,479 Cabot Microelectronics Corp. (b) (c).......       317,471
         16,559 Credence Systems Corp. (b).................       217,916
         19,408 Cree, Inc. (b) (c).........................       343,327
         31,447 Cypress Semiconductor Corp. (b) (c)........       671,708
         30,786 Fairchild Semiconductor International, Inc.
                 (Class A) (b).............................       768,726
         18,854 Integrated Circuit Systems, Inc. (b).......       537,150

                                                                  VALUE
    SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

            SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
     27,421 Integrated Device Technology, Inc. (b)............ $     470,819
     16,838 International Rectifier Corp. (b).................       831,966
     36,345 Intersil Corp. (Class A)..........................       903,173
     34,112 Lam Research Corp. (b)............................     1,101,818
     29,389 Lattice Semiconductor Corp. (b) (c)...............       284,485
     13,688 LTX Corp. (b) (c).................................       205,731
     24,111 Micrel, Inc. (b)..................................       375,649
     54,252 Microchip Technology, Inc.........................     1,809,847
     48,515 RF Micro Devices, Inc. (b) (c)....................       487,576
     19,309 Semtech Corp. (b).................................       438,894
     13,013 Silicon Laboratories, Inc. (b)....................       562,422
     35,037 TriQuint Semiconductor, Inc. (b) (c)..............       247,712
                                                               -------------
                                                                  11,317,561
                                                               -------------

            SOFTWARE--3.0%
     23,196 Activision, Inc. (b)..............................       422,167
      8,588 Advent Software, Inc. (b) (c).....................       149,689
     15,531 Ascential Software Corp. (b)......................       402,719
     68,889 Cadence Design Systems, Inc. (b)..................     1,238,624
     12,610 Fair Isaac Corp...................................       619,908
     23,324 Jack Henry & Associates, Inc......................       480,008
     16,361 Macromedia, Inc. (b)..............................       291,880
     12,790 Macrovision Corp. (b).............................       288,926
     17,846 Mentor Graphics Corp..............................       259,481
     42,230 Network Associates, Inc. (b)......................       635,139
     15,735 RSA Security, Inc. (b) (c)........................       223,437
     25,283 Sybase, Inc. (b)..................................       520,324
     40,636 Synopsys, Inc. (b)................................     1,371,871
     17,544 The Reynolds & Reynolds Co. (Class A).............       509,653
      9,351 Transaction Systems Architects, Inc. (Class A) (b)       211,613
     21,935 Wind River Systems, Inc. (b) (c)..................       192,151
                                                               -------------
                                                                   7,817,590
                                                               -------------

            SPECIALTY RETAIL--4.0%
     25,306 Abercrombie & Fitch Co. (Class A) (b).............       625,311
     18,573 American Eagle Outfitters, Inc. (b)...............       304,597
     17,414 Barnes & Noble, Inc. (b)..........................       572,050
     20,232 Borders Group, Inc. (b)...........................       443,486
     27,112 CarMax, Inc. (b)..................................       838,574
     22,787 Chico's FAS, Inc. (b).............................       841,980
     25,596 Claire's Stores, Inc..............................       482,229
     23,270 Copart, Inc. (b)..................................       383,955
     17,527 Michaels Stores, Inc..............................       774,693
     14,198 O'Reilly Automotive, Inc. (b).....................       544,635
     17,761 Payless Shoesource, Inc. (b) (c)..................       237,997
     37,410 PETsMART, Inc.....................................       890,358
     23,273 Pier 1 Imports, Inc...............................       508,748
     21,175 Rent-A-Center, Inc. (b)...........................       632,709
     39,780 Ross Stores, Inc..................................     1,051,385
     20,129 United Rentals, Inc. (b) (c)......................       387,685
     30,550 Williams-Sonoma, Inc. (b).........................     1,062,224
                                                               -------------
                                                                  10,582,616
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-215

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
         -----------------------------------------------------------------

                  TEXTILES, APPARELS & LUXURY GOODS--0.9%
           48,521 Coach, Inc. (b)........................ $   1,831,668
            9,166 The Timberland Co. (Class A)...........       477,273
           13,649 Unifi, Inc. (b)........................        88,036
                                                          -------------
                                                              2,396,977
                                                          -------------

                  THRIFTS & MORTGAGE FINANCE--2.8%
           20,781 Astoria Financial Corp.................       773,053
           34,920 Greenpoint Financial Corp..............     1,233,374
           14,568 IndyMac Bancorp, Inc...................       433,981
           50,392 New York Community Bancorp, Inc........     1,917,416
           76,531 Sovereign Bancorp, Inc.................     1,817,611
           18,239 Washington Federal, Inc................       517,988
           11,936 Webster Financial Corp.................       547,385
                                                          -------------
                                                              7,240,808
                                                          -------------

                  TOBACCO--0.1%
            6,545 Universal Corp.........................       289,093
                                                          -------------

                  TRADING COMPANIES & DISTRIBUTORS--0.4%
           19,852 Fastenal Co. (c).......................       991,409
                                                          -------------

                  WATER UTILITIES--0.2%
           24,141 Philadelphia Suburban Corp.............       533,511
                                                          -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.4%
           14,134 Price Communications Corp. (b).........       194,060
           15,028 Telephone & Data Systems, Inc..........       940,001
                                                          -------------
                                                              1,134,061
                                                          -------------
                  Total Common Stocks
                   (Identified Cost $226,945,931)........   261,160,343
                                                          -------------

        WARRANTS--0.0%
                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   COMMERCIAL BANKS--0.0%
             7,309 Dime Bancorp, Inc. (b)................. $      1,243
                                                           ------------
                   Total Warrants
                    (Identified Cost $2,887)..............        1,243
                                                           ------------

        SHORT TERM INVESTMENTS--0.5%
           FACE
          AMOUNT
        ----------------------------------------------------------------

                   DISCOUNT NOTES--0.5%
        $1,350,000 Federal Home Loan Bank 0.750%, 01/02/04 $  1,349,972
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $1,349,972)..........    1,349,972
                                                           ------------
                   Total Investments--100.2%
                    (Identified Cost $228,298,790) (a)....  262,511,558
                   Other assets less liabilities..........     (561,461)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $261,950,097
                                                           ============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF CONTRACT VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS  AMOUNT     12/31/03     APPRECIATION
---------------------- ---------- --------- -------- --------------- ------------
 S&P MidCap 400 Index.  03/18/04      2     $572,265    $576,050        $3,785

 See accompanying notes to statement of investments and financial statements.

                                    MSF-216

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $262,511,558
       Cash.....................................                   18,292
       Collateral for securities loaned.........               11,397,671
       Receivable for:
        Fund shares sold........................                  381,033
        Dividends...............................                  176,569
                                                             ------------
         Total Assets...........................              274,485,123
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   312,601
        Securities purchased....................     719,896
        Futures variation margin................       3,200
        Return of collateral for securities
         loaned.................................  11,397,671
       Accrued expenses:
        Management fees.........................      54,246
        Service and distribution fees...........      12,496
        Other expenses..........................      34,916
                                                 -----------
         Total Liabilities......................               12,535,026
                                                             ------------
     NET ASSETS.................................             $261,950,097
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $226,721,884
        Undistributed net investment income.....                1,479,156
        Accumulated net realized gains
         (losses)...............................                 (467,496)
        Unrealized appreciation (depreciation)
         on investments and futures contracts...               34,216,553
                                                             ------------
     NET ASSETS.................................             $261,950,097
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($180,211,062 divided by
      15,142,760 shares outstanding)............             $      11.90
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($31,858,472 divided by
      2,692,508 shares outstanding).............             $      11.83
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($49,880,563 divided by
      4,204,663 shares outstanding).............             $      11.86
                                                             ============
     Identified cost of investments.............             $228,298,790
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $ 2,237,093
       Interest................................                 65,775 (a)
                                                            -----------
                                                              2,302,868
     EXPENSES
       Management fees......................... $   462,683
       Service and distribution fees--Class B..      49,354
       Service and distribution fees--Class E..      38,109
       Directors' fees and expenses............      24,080
       Custodian...............................     125,868
       Audit and tax services..................      22,300
       Legal...................................       6,954
       Printing................................      70,159
       Insurance...............................       4,396
       Miscellaneous...........................      15,480
                                                -----------
       Total expenses..........................                 819,383
                                                            -----------
     NET INVESTMENT INCOME.....................               1,483,485
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   1,104,001
       Futures contracts--net..................   1,255,795   2,359,796
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  55,235,503
       Futures contracts--net..................      31,122  55,266,625
                                                ----------- -----------
     Net gain (loss)...........................              57,626,421
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $59,109,906
                                                            ===========

(a)Includes Income on securities loaned of $12,254.

                See accompanying notes to financial statements.

                                    MSF-217

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,483,485  $    855,928
  Net realized gain (loss)..........................................    2,359,796    (1,768,008)
  Unrealized appreciation (depreciation)............................   55,266,625   (22,009,612)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   59,109,906   (22,921,692)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (702,884)     (421,629)
    Class B.........................................................      (61,293)      (25,147)
    Class E.........................................................      (86,220)       (4,848)
                                                                     ------------  ------------
                                                                         (850,397)     (451,624)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (850,397)     (451,624)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   63,756,599    59,907,198
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  122,016,108    36,533,882

NET ASSETS
  Beginning of the period...........................................  139,933,989   103,400,107
                                                                     ------------  ------------
  End of the period................................................. $261,950,097  $139,933,989
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,479,156  $    845,233
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,467,830  $ 35,223,529   5,486,283  $ 54,957,097
  Reinvestments...............................................     80,884       702,884      37,345       421,629
  Redemptions................................................. (1,634,648)  (16,260,978) (1,615,645)  (14,947,723)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,914,066  $ 19,665,435   3,907,983  $ 40,431,003
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,612,471  $ 16,345,196   1,504,472  $ 14,628,114
  Reinvestments...............................................      7,078        61,293       2,233        25,147
  Redemptions.................................................   (376,115)   (3,685,855)   (622,989)   (5,646,073)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,243,434  $ 12,720,634     883,716  $  9,007,188
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,523,272  $ 35,747,103   1,258,639  $ 11,924,664
  Reinvestments...............................................      9,945        86,220         430         4,848
  Redemptions.................................................   (436,042)   (4,462,793)   (151,591)   (1,460,505)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,097,175  $ 31,370,530   1,107,478  $ 10,469,007
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,254,675  $ 63,756,599   5,899,177  $ 59,907,198
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-218

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                             ----------------------------------------
                                                                                          JULY 5, 2000(A)
                                                               YEAR ENDED DECEMBER 31,        THROUGH
                                                             ---------------------------   DECEMBER 31,
                                                               2003      2002      2001        2000
                                                             --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $   8.87  $  10.46  $ 10.64      $ 10.00
                                                             --------  --------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.08      0.05     0.06         0.03
 Net realized and unrealized gain (loss) on investments.....     3.00     (1.60)   (0.19)        0.66
                                                             --------  --------  -------      -------
 Total from investment operations...........................     3.08     (1.55)   (0.13)        0.69
                                                             --------  --------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.05)    (0.04)   (0.02)       (0.03)
 Distributions from net realized capital gains..............     0.00      0.00    (0.03)       (0.02)
                                                             --------  --------  -------      -------
 Total distributions........................................    (0.05)    (0.04)   (0.05)       (0.05)
                                                             --------  --------  -------      -------
NET ASSET VALUE, END OF PERIOD.............................. $  11.90  $   8.87  $ 10.46      $ 10.64
                                                             ========  ========  =======      =======
TOTAL RETURN (%)............................................     35.0     (14.9)    (1.2)         6.8 (b)
Ratio of operating expenses to average net assets (%).......     0.40      0.43     0.45         0.45 (c)
Ratio of net investment income to average net assets (%)....     0.85      0.70     0.71         0.92 (c)
Portfolio turnover rate (%).................................       22        46       45          124 (c)
Net assets, end of period (000)............................. $180,211  $117,340  $97,505      $61,934
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --        --     0.52         0.83 (c)

                                                                                     CLASS B
                                                                       --------------------------------
                                                                          YEAR ENDED     JANUARY 2, 2001(A)
                                                                         DECEMBER 31,         THROUGH
                                                                       ----------------     DECEMBER 31,
                                                                         2003     2002          2001
                                                                       -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.83  $ 10.43        $10.54
                                                                       -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.05     0.03          0.04
 Net realized and unrealized gain (loss) on investments...............    2.99    (1.60)        (0.10)
                                                                       -------  -------        ------
 Total from investment operations.....................................    3.04    (1.57)        (0.06)
                                                                       -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.04)   (0.03)        (0.02)
 Distributions from net realized capital gains........................    0.00     0.00         (0.03)
                                                                       -------  -------        ------
 Total distributions..................................................   (0.04)   (0.03)        (0.05)
                                                                       -------  -------        ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.83  $  8.83        $10.43
                                                                       =======  =======        ======
TOTAL RETURN (%)......................................................    34.5    (15.1)          3.1 (b)
Ratio of operating expenses to average net assets (%).................    0.65     0.68          0.70 (c)
Ratio of net investment income to average net assets (%)..............    0.61     0.46          0.48 (c)
Portfolio turnover rate (%)...........................................      22       46             45
Net assets, end of period (000)....................................... $31,858  $12,790        $5,895
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --          0.77 (c)

                                                                                   CLASS E
                                                                       ---------------------------
                                                                          YEAR ENDED    MAY 1, 2001(A)
                                                                         DECEMBER 31,      THROUGH
                                                                       ---------------   DECEMBER 31,
                                                                         2003    2002        2001
                                                                       -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.85  $10.45      $10.54
                                                                       -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.06    0.05        0.00
 Net realized and unrealized gain (loss) on investments...............    3.00   (1.61)      (0.09)
                                                                       -------  ------      ------
 Total from investment operations.....................................    3.06   (1.56)      (0.09)
                                                                       -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.05)  (0.04)       0.00
 Distributions from net realized capital gains........................    0.00    0.00        0.00
                                                                       -------  ------      ------
 Total distributions..................................................   (0.05)  (0.04)       0.00
                                                                       -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.86  $ 8.85      $10.45
                                                                       =======  ======      ======
TOTAL RETURN (%)......................................................    34.8   (15.0)       (0.9)(b)
Ratio of operating expenses to average net assets (%).................    0.55    0.58        0.60 (c)
Ratio of net investment income to average net assets (%)..............    0.71    0.62        0.00 (c)
Portfolio turnover rate (%)...........................................      22      46          45
Net assets, end of period (000)....................................... $49,881  $9,804      $  0.1
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --      --        0.67 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-219

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--97.1% OF TOTAL NET ASSETS


                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 AIR FREIGHT & COURIERS--1.5%
         121,500 CNF, Inc................................ $   4,118,850
                                                          -------------

                 AUTO COMPONENTS--5.3%
          58,800 BorgWarner, Inc.........................     5,002,116
          29,500 Johnson Controls, Inc...................     3,425,540
         103,100 Lear Corp...............................     6,323,123
                                                          -------------
                                                             14,750,779
                                                          -------------

                 BEVERAGES--2.5%
         212,000 Constellation Brands, Inc. (Class A) (b)     6,981,160
                                                          -------------

                 BUILDING PRODUCTS--1.0%
          26,500 American Standard Cos., Inc. (b)........     2,668,550
                                                          -------------

                 CAPITAL MARKETS--2.5%
          71,900 Federated Investors, Inc. (Class B).....     2,110,984
          62,000 The Bear Stearns Cos., Inc..............     4,956,900
                                                          -------------
                                                              7,067,884
                                                          -------------

                 COMMERCIAL BANKS--8.9%
         188,200 Charter One Financial, Inc..............     6,502,310
         154,200 First Tennessee National Corp...........     6,800,220
         108,200 North Fork Bancorp., Inc................     4,378,854
          83,000 SouthTrust Corp.........................     2,716,590
          83,100 TCF Financial Corp......................     4,267,185
                                                          -------------
                                                             24,665,159
                                                          -------------

                 COMMERCIAL SERVICES & SUPPLIES--3.5%
         135,800 Manpower, Inc...........................     6,393,464
         138,200 Viad Corp...............................     3,455,000
                                                          -------------
                                                              9,848,464
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--1.1%
          82,900 CIT Group, Inc..........................     2,980,255
                                                          -------------

                 ELECTRIC UTILITIES--1.8%
          71,100 Pepco Holdings, Inc.....................     1,389,294
          80,600 PPL Corp................................     3,526,250
                                                          -------------
                                                              4,915,544
                                                          -------------

                 FOOD PRODUCTS--2.9%
         381,500 Del Monte Foods Co. (b) (c).............     3,967,600
         176,500 Fresh Del Monte Produce, Inc. (c).......     4,205,995
                                                          -------------
                                                              8,173,595
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--15.3%
          68,700 Anthem, Inc. (b)........................     5,152,500
         106,300 DaVita, Inc. (b)........................     4,145,700
         102,800 Laboratory Corp. of America Holdings (b)     3,798,460
         103,400 Omnicare, Inc...........................     4,176,326
         154,000 Oxford Health Plans, Inc. (b)...........     6,699,000
          44,700 Quest Diagnostics, Inc. (b).............     3,268,017
         202,700 Triad Hospitals, Inc. (b)...............     6,743,829

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      83,900 Universal Health Services, Inc. (Class B) (b) (c) $   4,507,108
     117,900 WellChoice, Inc. (b) (c).........................     4,067,550
                                                               -------------
                                                                  42,558,490
                                                               -------------

             HOTELS, RESTAURANTS & LEISURE--1.5%
     204,200 Darden Restaurants, Inc..........................     4,296,368
                                                               -------------

             HOUSEHOLD DURABLES--1.5%
      58,500 Mohawk Industries, Inc. (b)......................     4,126,590
                                                               -------------

             INSURANCE--13.1%
      80,600 Ambac Financial Group, Inc.......................     5,592,834
      84,100 Loews Corp.......................................     4,158,745
      81,500 PartnerRe, Ltd...................................     4,731,075
     130,900 Radian Group, Inc................................     6,381,375
     131,300 RenaissanceRe Holdings, Ltd......................     6,440,265
     138,400 The PMI Group, Inc...............................     5,152,632
      48,900 XL Capital, Ltd. (Class A).......................     3,792,195
                                                               -------------
                                                                  36,249,121
                                                               -------------

             LEISURE EQUIPMENT & PRODUCTS--1.0%
      86,900 Brunswick Corp...................................     2,766,027
                                                               -------------

             MACHINERY--2.0%
      92,800 SPX Corp. (b)....................................     5,457,568
                                                               -------------

             MARINE--1.8%
      86,900 Teekay Shipping Corp. (c)........................     4,955,907
                                                               -------------

             MULTI-UTILITIES--1.2%
      77,000 Equitable Resources, Inc.........................     3,304,840
                                                               -------------

             MULTILINE RETAIL--0.4%
      33,700 The May Department Stores Co.....................       979,659
                                                               -------------

             OIL & GAS--10.8%
      17,382 Apache Corp......................................     1,409,680
      98,900 EOG Resources, Inc...............................     4,566,213
      22,000 Murphy Oil Corp..................................     1,436,820
     177,600 Pioneer Natural Resources Co.....................     5,670,768
     115,600 Sunoco, Inc......................................     5,912,940
      91,700 Talisman Energy, Inc. (c)........................     5,190,220
     202,865 XTO Energy, Inc..................................     5,741,080
                                                               -------------
                                                                  29,927,721
                                                               -------------

             ROAD & RAIL--1.0%
      44,700 Canadian National Railway Co.....................     2,828,616
                                                               -------------

             SOFTWARE--1.7%
     173,000 Computer Associates International, Inc...........     4,729,820
                                                               -------------

             SPECIALTY RETAIL--5.4%
     202,300 Foot Locker, Inc.................................     4,743,935
      87,200 Office Depot, Inc. (b)...........................     1,457,112

 See accompanying notes to statement of investments and financial statements.

                                    MSF-220

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--2.9%


                                                             VALUE
          SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                  SPECIALTY RETAIL--(CONTINUED)
          160,700 Payless Shoesource, Inc. (b) (c)....... $   2,153,380
          198,400 Pier 1 Imports, Inc....................     4,337,024
           61,600 Regis Corp.............................     2,434,432
                                                          -------------
                                                             15,125,883
                                                          -------------

                  TEXTILES, APPARELS & LUXURY GOODS--5.3%
          137,800 Liz Claiborne, Inc.....................     4,886,388
           87,600 Reebok International, Ltd..............     3,444,432
          146,000 VF Corp................................     6,313,040
                                                          -------------
                                                             14,643,860
                                                          -------------

                  THRIFTS & MORTGAGE FINANCE--4.1%
          160,100 Greenpoint Financial Corp..............     5,654,732
          191,900 IndyMac Bancorp, Inc...................     5,716,701
                                                          -------------
                                                             11,371,433
                                                          -------------
                  Total Common Stocks
                   (Identified Cost $222,586,305)........   269,492,143
                                                          -------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--2.9%
     $8,109,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.150% to be repurchased at
                 $8,109,068 on 01/02/04, collateralized by
                 $8,280,000 U.S. Treasury Note 2.000% due
                 11/30/04 with a value of $8,357,095......... $   8,109,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $8,109,000)................     8,109,000
                                                              -------------
                Total Investments--100.0%
                 (Identified Cost $230,695,305) (a)..........   277,601,143
                Other assets less liabilities................        22,463
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 277,623,606
                                                              =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-221

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

      ASSETS
        Investments at value.....................             $277,601,143
        Cash.....................................                      525
        Foreign cash at value
         (Identified cost $24,090)...............                   24,125
        Collateral for securities loaned.........               11,697,136
        Receivable for:
         Securities sold.........................                1,256,080
         Fund shares sold........................                  371,491
         Dividends and interest..................                  169,696
                                                              ------------
          Total Assets...........................              291,120,196
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $   293,912
         Securities purchased....................   1,313,881
         Return of collateral for securities
          loaned.................................  11,697,136
        Accrued expenses:
         Management fees.........................     156,215
         Service and distribution fees...........       8,873
         Other expenses..........................      26,573
                                                  -----------
          Total Liabilities......................               13,496,590
                                                              ------------
      NET ASSETS.................................             $277,623,606
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $221,097,326
         Undistributed net investment income.....                  786,622
         Accumulated net realized gains
          (losses)...............................                8,833,785
         Unrealized appreciation (depreciation)
          on investments and foreign currency
          transactions...........................               46,905,873
                                                              ------------
      NET ASSETS.................................             $277,623,606
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($222,050,347 divided by
       12,799,594 shares outstanding)............             $      17.35
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($27,173,049 divided by
       1,577,038 shares outstanding).............             $      17.23
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($28,400,210 divided by
       1,640,405 shares outstanding).............             $      17.31
                                                              ============
      Identified cost of investments.............             $230,695,305
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $ 2,412,365(a)
       Interest................................                   29,228(b)
                                                             -----------
                                                               2,441,593
     EXPENSES
       Management fees......................... $ 1,425,964
       Service and distribution fees--Class B..      42,018
       Service and distribution fees--Class E..      21,252
       Directors' fees and expenses............      24,080
       Custodian...............................      97,571
       Audit and tax services..................      22,300
       Legal...................................       8,427
       Printing................................      79,088
       Insurance...............................       5,314
       Miscellaneous...........................       4,381
                                                -----------
       Total expenses before reductions........   1,730,395
       Expense reductions......................     (77,987)   1,652,408
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                  789,185
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  13,284,236
       Foreign currency transactions--net......          84   13,284,320
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  54,171,499
       Foreign currency transactions--net......          96   54,171,595
                                                -----------  -----------
     Net gain (loss)...........................               67,455,915
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $68,245,100
                                                             ===========

(a)Net of foreign taxes of $11,900
(b)Includes income on securities loaned of $6,706

                See accompanying notes to financial statements.

                                    MSF-222

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    789,185  $    721,979
  Net realized gain (loss)..........................................   13,284,320    (3,479,291)
  Unrealized appreciation (depreciation)............................   54,171,595   (16,510,921)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   68,245,100   (19,268,233)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (614,047)     (167,169)
    Class B.........................................................      (35,592)       (2,000)
    Class E.........................................................      (32,773)         (561)
                                                                     ------------  ------------
                                                                         (682,412)     (169,730)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0      (346,278)
    Class B.........................................................            0        (8,288)
    Class E.........................................................            0        (1,161)
                                                                     ------------  ------------
                                                                                0      (355,727)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (682,412)     (525,457)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   37,096,481    30,242,204
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  104,659,169    10,448,514

NET ASSETS
  Beginning of the period...........................................  172,964,437   162,515,923
                                                                     ------------  ------------
  End of the period................................................. $277,623,606  $172,964,437
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    786,622  $    679,765
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,181,685  $ 31,715,262   4,013,620  $ 55,696,841
  Reinvestments...............................................     48,161       614,047      34,116       513,447
  Redemptions................................................. (1,669,329)  (23,088,594) (3,111,406)  (41,460,183)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    560,517  $  9,240,715     936,330  $ 14,750,105
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,054,715  $ 15,298,457   1,094,957  $ 14,558,772
  Reinvestments...............................................      2,807        35,592         686        10,288
  Redemptions.................................................   (356,501)   (4,965,767)   (390,340)   (5,024,763)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    701,021  $ 10,368,282     705,303  $  9,544,297
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,351,049  $ 19,758,404     523,230  $  6,960,500
  Reinvestments...............................................      2,572        32,773         115         1,722
  Redemptions.................................................   (163,187)   (2,303,693)    (75,649)   (1,014,420)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,190,434  $ 17,487,484     447,696  $  5,947,802
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,451,972  $ 37,096,481   2,089,329  $ 30,242,204
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-223

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                             -----------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  12.76  $  14.16  $  14.82  $  11.97  $ 10.73
                                                             --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.06      0.06      0.13      0.04     0.06
 Net realized and unrealized gain (loss) on investments.....     4.58     (1.42)    (0.50)     3.35     1.80
                                                             --------  --------  --------  --------  -------
 Total from investment operations...........................     4.64     (1.36)    (0.37)     3.39     1.86
                                                             --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.05)    (0.01)    (0.03)    (0.04)   (0.07)
 Distributions from net realized capital gains..............     0.00     (0.03)    (0.26)    (0.50)   (0.55)
                                                             --------  --------  --------  --------  -------
 Total distributions........................................    (0.05)    (0.04)    (0.29)    (0.54)   (0.62)
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD.............................. $  17.35  $  12.76  $  14.16  $  14.82  $ 11.97
                                                             ========  ========  ========  ========  =======
TOTAL RETURN (%)............................................     36.5      (9.6)     (2.5)     28.3     17.6
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................     0.80      0.80      0.81      0.87     0.72
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................     0.77      0.77      0.69      0.76       --
Ratio of net investment income to average net assets (%)....     0.41      0.43      0.90      0.58     0.86
Portfolio turnover rate (%).................................       61        84       212       207      134
Net assets, end of period (000)............................. $222,050  $156,117  $160,074  $131,356  $38,722
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --        --        --        --     1.18

                                                                         CLASS B                          CLASS E
                                                             ----------------------------     ---------------------------
                                                                YEAR ENDED     MAY 1, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                                               DECEMBER 31,       THROUGH       DECEMBER 31,      THROUGH
                                                             ----------------   DECEMBER 31,  ---------------   DECEMBER 31,
                                                               2003     2002        2001        2003    2002        2001
                                                             -------  -------  -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $ 12.69  $ 14.12      $14.36     $ 12.74  $14.15      $14.37
                                                             -------  -------      ------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.03     0.01        0.04        0.05    0.03        0.00
 Net realized and unrealized gain (loss) on investments.....    4.55    (1.40)      (0.28)       4.57   (1.40)      (0.22)
                                                             -------  -------      ------     -------  ------      ------
 Total from investment operations...........................    4.58    (1.39)      (0.24)       4.62   (1.37)      (0.22)
                                                             -------  -------      ------     -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.04)   (0.01)       0.00       (0.05)  (0.01)       0.00
 Distributions from net realized capital gains..............    0.00    (0.03)       0.00        0.00   (0.03)       0.00
                                                             -------  -------      ------     -------  ------      ------
 Total distributions........................................   (0.04)   (0.04)       0.00       (0.05)  (0.04)       0.00
                                                             -------  -------      ------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD.............................. $ 17.23  $ 12.69      $14.12     $ 17.31  $12.74      $14.15
                                                             =======  =======      ======     =======  ======      ======
TOTAL RETURN (%)............................................    36.2     (9.9)       (1.7)(b)    36.4    (9.7)       (1.5)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    1.05     1.05        1.06 (c)    0.95    0.95        0.96 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    1.02     1.02        0.97 (c)    0.92    0.92        0.87 (c)
Ratio of net investment income to average net assets (%)....    0.18     0.17        0.77 (c)    0.29    0.29        0.67 (c)
Portfolio turnover rate (%).................................      61       84         212          61      84         212
Net assets, end of period (000)............................. $27,173  $11,113      $2,410     $28,400  $5,735      $   32

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-224

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--97.8% OF TOTAL NET ASSETS


                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               AIR FREIGHT & COURIERS--0.7%
       171,000 Expeditors International of Washington, Inc. $   6,439,860
                                                            -------------

               AIRLINES--0.8%
       149,900 Ryanair Holdings, Plc. (ADR) (c)............     7,590,936
                                                            -------------

               BEVERAGES--0.9%
       358,600 Pepsi Bottling Group, Inc...................     8,670,948
                                                            -------------

               BIOTECHNOLOGY--4.4%
       135,585 Biogen Idec, Inc. (b).......................     4,986,816
       112,900 Chiron Corp. (b)............................     6,434,171
       129,400 Genzyme Corp. (b)...........................     6,384,596
       120,600 Gilead Sciences, Inc. (b)...................     7,011,684
        74,200 Invitrogen Corp. (b)........................     5,194,000
       591,200 Millennium Pharmaceuticals, Inc. (b)........    11,037,704
                                                            -------------
                                                               41,048,971
                                                            -------------

               CAPITAL MARKETS--5.4%
       813,800 Ameritrade Holding Corp. (b)................    11,450,166
       406,900 Investors Financial Services Corp. (c)......    15,629,029
       158,800 Lehman Brothers Holdings, Inc...............    12,262,536
       247,300 T. Rowe Price Group, Inc....................    11,724,493
                                                            -------------
                                                               51,066,224
                                                            -------------

               CHEMICALS--1.4%
       471,900 Ecolab, Inc.................................    12,915,903
                                                            -------------

               COMMERCIAL BANKS--1.0%
       183,200 TCF Financial Corp. (c).....................     9,407,320
                                                            -------------

               COMMERCIAL SERVICES & SUPPLIES--4.5%
       182,300 Career Education Corp. (b)..................     7,304,761
       220,099 ChoicePoint, Inc. (b) (c)...................     8,383,571
       230,000 Corporate Executive Board Co. (b)...........    10,734,100
       327,800 Manpower, Inc...............................    15,432,824
                                                            -------------
                                                               41,855,256
                                                            -------------

               COMMUNICATION EQUIPMENT--2.0%
       282,400 Adtran, Inc. (b)............................     8,754,400
       370,500 Foundry Networks, Inc. (b)..................    10,136,880
                                                            -------------
                                                               18,891,280
                                                            -------------

               COMPUTER & PERIPHERALS--2.6%
       479,600 ATI Technologies, Inc. (b)..................     7,251,552
       122,800 Lexmark International, Inc. (Class A) (b)...     9,656,992
       123,800 SanDisk Corp. (b) (c).......................     7,569,132
                                                            -------------
                                                               24,477,676
                                                            -------------

               CONTAINERS & PACKAGING--1.0%
       176,800 Sealed Air Corp. (b)........................     9,571,952
                                                            -------------

               ELECTRICAL EQUIPMENT--1.2%
       480,900 American Power Conversion Corp..............    11,758,005
                                                            -------------

                                                                   VALUE
   SHARES                                                         (NOTE 1)
  ---------------------------------------------------------------------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS--5.2%
   128,800 Amphenol Corp. (Class A) (b)........................ $   8,234,184
   146,400 CDW Corp. (b) (c)...................................     8,456,064
   126,800 Diebold, Inc........................................     6,830,716
   193,100 Jabil Circuit, Inc. (b).............................     5,464,730
   720,400 Sanmina-SCI Corp. (b)...............................     9,084,244
   460,800 Vishay Intertechnology, Inc. (b) (c)................    10,552,320
                                                                -------------
                                                                   48,622,258
                                                                -------------

           ENERGY EQUIPMENT & SERVICES--3.5%
   145,100 BJ Services Co. (b).................................     5,209,090
   163,600 Nabors Industries, Ltd. (b).........................     6,789,400
   276,500 Patterson-UTI Energy, Inc. (b) (c)..................     9,102,380
   180,400 Rowan Cos., Inc. (b)................................     4,179,868
   200,150 Weatherford International, Ltd. (b).................     7,205,400
                                                                -------------
                                                                   32,486,138
                                                                -------------

           HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
   197,200 Dentsply International, Inc.........................     8,907,524
   146,600 Guidant Corp........................................     8,825,320
   170,671 Zimmer Holdings, Inc. (b)...........................    12,015,238
                                                                -------------
                                                                   29,748,082
                                                                -------------

           HEALTH CARE PROVIDERS & SERVICES--4.4%
   122,000 Aetna, Inc..........................................     8,244,760
   668,900 Caremark Rx, Inc. (b)...............................    16,943,238
   315,000 Community Health Systems, Inc. (b) (c)..............     8,372,700
   340,700 Health Management Associates, Inc. (Class A)........     8,176,800
                                                                -------------
                                                                   41,737,498
                                                                -------------

           HOTELS, RESTAURANTS & LEISURE--3.0%
   178,400 Alliance Gaming Corp. (b) (c).......................     4,397,560
   428,700 International Game Technology.......................    15,304,590
   250,400 Starbucks Corp. (b).................................     8,278,224
                                                                -------------
                                                                   27,980,374
                                                                -------------

           HOUSEHOLD DURABLES--1.7%
    99,600 Harman International Industries, Inc................     7,368,408
   322,500 Yankee Candle Co., Inc. (b).........................     8,813,925
                                                                -------------
                                                                   16,182,333
                                                                -------------

           HOUSEHOLD PRODUCTS--1.0%
   194,300 The Clorox Co.......................................     9,435,208
                                                                -------------

           IT SERVICES--2.3%
   138,400 Affiliated Computer Services, Inc. (Class A) (b) (c)     7,537,264
   651,200 Ceridian Corp. (b)..................................    13,636,128
                                                                -------------
                                                                   21,173,392
                                                                -------------

           INSURANCE--1.8%
   217,500 RenaissanceRe Holdings, Ltd.........................    10,668,375
   196,500 Willis Group Holdings, Ltd. (c).....................     6,694,755
                                                                -------------
                                                                   17,363,130
                                                                -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-225

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             INTERNET & CATALOG RETAIL--1.7%
     462,768 InterActiveCorp (b)............................. $  15,701,718
                                                              -------------

             INTERNET SOFTWARE & SERVICES--1.1%
     219,900 Yahoo!, Inc. (b)................................     9,932,883
                                                              -------------

             INVESTMENT COMPANY--2.6%
     135,900 iShares Russell MidCap Growth Index Fund........    10,015,830
     402,627 Nasdaq 100 Trust................................    14,679,781
                                                              -------------
                                                                 24,695,611
                                                              -------------

             MACHINERY--0.5%
     112,200 Pentair, Inc....................................     5,127,540
                                                              -------------

             MEDIA--5.7%
     174,100 Dow Jones & Co., Inc............................     8,678,885
     400,989 Hughes Electronics Corp. (b)....................     6,636,361
     250,400 Lamar Advertising Co. (Class A) (b).............     9,344,928
     166,100 Tribune Co......................................     8,570,760
     363,300 Univision Communications, Inc. (Class A) (b) (c)    14,419,377
     159,200 Westwood One, Inc...............................     5,446,232
                                                              -------------
                                                                 53,096,543
                                                              -------------

             METALS & MINING--1.2%
     232,300 Newmont Mining Corp.............................    11,292,103
                                                              -------------

             MULTILINE RETAIL--0.7%
     176,300 Family Dollar Stores, Inc.......................     6,325,644
                                                              -------------

             OIL & GAS--3.1%
     249,000 EOG Resources, Inc..............................    11,496,330
     285,500 Newfield Exploration Co. (b)....................    12,716,170
     166,433 XTO Energy, Inc.................................     4,710,054
                                                              -------------
                                                                 28,922,554
                                                              -------------

             PHARMACEUTICALS--4.7%
     105,100 Allergan, Inc. (b)..............................     8,072,731
      95,500 Barr Laboratories, Inc. (b).....................     7,348,725
     222,800 Forest Laboratories, Inc. (b)...................    13,769,040
     226,800 InterMune, Inc. (b) (c).........................     5,252,688
     172,500 Teva Pharmaceutical Industries, Ltd. (ADR)......     9,782,475
                                                              -------------
                                                                 44,225,659
                                                              -------------

             SEMICONDUCTORS & EQUIPMENT--9.1%
     240,500 Altera Corp. (b)................................     5,459,350
     260,700 ASML Holding NV (ADR) (b) (c)...................     5,227,035
     334,600 Broadcom Corp. (Class A) (b)....................    11,406,514
     778,200 Cypress Semiconductor Corp. (b) (c).............    16,622,352
     391,500 Fairchild Semiconductor International, Inc.
              (Class A) (b)..................................     9,775,755
     445,600 Lam Research Corp. (b)..........................    14,392,880
     350,700 National Semiconductor Corp. (b)................    13,821,087
     349,000 Teradyne, Inc. (b)..............................     8,882,050
                                                              -------------
                                                                 85,587,023
                                                              -------------

                                                          VALUE
            SHARES                                       (NOTE 1)
           ---------------------------------------------------------

                    SOFTWARE--6.8%
            235,200 Adobe Systems, Inc................ $   9,243,360
            368,400 Amdocs, Ltd. (b)..................     8,281,632
            275,200 Cognos, Inc. (b)..................     8,426,624
            109,800 Fair Isaac Corp. (c)..............     5,397,768
            170,100 Mercury Interactive Corp. (b).....     8,273,664
            902,500 Siebel Systems, Inc. (b)..........    12,517,675
            302,700 VERITAS Software Corp. (b)........    11,248,332
                                                       -------------
                                                          63,389,055
                                                       -------------

                    SPECIALTY RETAIL--7.4%
            212,754 Bed Bath & Beyond, Inc. (b).......     9,222,886
            384,154 CarMax, Inc. (b)..................    11,881,883
            349,000 Chico's FAS, Inc. (b).............    12,895,550
            566,266 Staples, Inc. (b).................    15,459,062
            139,300 Tiffany & Co......................     6,296,360
            388,500 Williams-Sonoma, Inc. (b).........    13,508,145
                                                       -------------
                                                          69,263,886
                                                       -------------

                    TEXTILES, APPARELS & LUXURY GOODS--0.7%
            179,900 Coach, Inc. (b)...................     6,791,225

                    WIRELESS TELECOMMUNICATION SERVICES--0.5%
            411,400 American Tower Corp. (Class A) (c)     4,451,348
                                                       -------------
                    Total Common Stocks
                     (Identified Cost $716,395,410)...   917,225,536
                                                       -------------

           PREFERRED STOCKS--0.1%
           ---------------------------------------------------------

                    MEDIA--0.1%
             44,849 The News Corp., Ltd. (ADR)........     1,356,694
                                                       -------------
                    Total Preferred Stocks
                     (Identified Cost $1,305,117).....     1,356,694
                                                       -------------

         SHORT TERM INVESTMENTS--2.3%
            FACE
           AMOUNT
         -------------------------------------------------------------

                     COMMERCIAL PAPER--2.3%
         $ 9,490,000 Merrill Lynch & Co., Inc.
                      1.020%, 01/05/04..................    9,488,925
          12,219,000 Merrill Lynch & Co., Inc.
                      1.040%, 01/05/04..................   12,217,588
                                                         ------------
                                                           21,706,513
                                                         ------------
                     Total Short Term Investments
                      (Identified Cost $21,706,513).....   21,706,513
                                                         ------------
                     Total Investments--100.2%
                      (Identified Cost $739,407,040) (a)  940,288,743
                     Other assets less liabilities......   (2,105,784)
                                                         ------------
                     TOTAL NET ASSETS--100%............. $938,182,959
                                                         ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-226

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $  940,288,743
      Cash.....................................                    143,043
      Collateral for securities loaned.........                 46,514,199
      Receivable for:
       Securities sold.........................                    579,607
       Fund shares sold........................                     78,488
       Dividends...............................                    147,733
                                                            --------------
        Total Assets...........................                987,751,813
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   172,372
       Securities purchased....................   2,277,040
       Return of collateral for securities
        loaned.................................  46,514,199
      Accrued expenses:
       Management fees.........................     570,459
       Service and distribution fees...........       1,316
       Other expenses..........................      33,468
                                                -----------
        Total Liabilities......................                 49,568,854
                                                            --------------
    NET ASSETS.................................             $  938,182,959
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,276,859,984
       Accumulated net realized gains
        (losses)...............................               (539,558,728)
       Unrealized appreciation (depreciation)
        on investments.........................                200,881,703
                                                            --------------
    NET ASSETS.................................             $  938,182,959
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($926,896,941 divided by
     51,637,873 shares outstanding)............             $        17.95
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($11,286,018 divided by
     630,331 shares outstanding)...............             $        17.90
                                                            ==============
    Identified cost of investments.............             $  739,407,040
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $  2,775,643(a)
       Interest................................                 491,815 (b)
                                                            ------------
                                                               3,267,458
     EXPENSES
       Management fees......................... $5,836,591
       Service and distribution fees--Class E..      6,773
       Directors' fees and expenses............     24,080
       Custodian...............................    186,643
       Audit and tax services..................     22,300
       Legal...................................     32,388
       Printing................................    293,636
       Insurance...............................     21,748
       Miscellaneous...........................     10,009
                                                ----------
       Total expenses before reductions........  6,434,168
       Expense reductions......................   (116,158)    6,318,010
                                                ----------  ------------
     NET INVESTMENT INCOME (LOSS)                             (3,050,552)
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               52,544,728
     Unrealized appreciation (depreciation) on:
       Investments--net........................              224,571,996
                                                            ------------
     Net gain (loss)...........................              277,116,724
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $274,066,172
                                                            ============

(a)Net of foreign taxes of $21,745.
(b)Includes income on securities loaned of $88,863.

                See accompanying notes to financial statements.

                                    MSF-227

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income............................................. $ (3,050,552) $   (1,558,921)
  Net realized gain (loss)..........................................   52,544,728    (205,748,625)
  Unrealized appreciation (depreciation)............................  224,571,996     (91,494,665)
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  274,066,172    (298,802,211)
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (24,569,460)    (81,757,945)
                                                                     ------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  249,496,712    (380,560,156)

NET ASSETS
  Beginning of the period...........................................  688,686,247   1,069,246,403
                                                                     ------------  --------------
  End of the period................................................. $938,182,959  $  688,686,247
                                                                     ============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $            0
                                                                     ============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  2,387,353  $ 37,080,298   2,971,362  $  43,018,404
  Shares issued through acquisition...........................    364,943     4,734,906           0              0
  Redemptions................................................. (5,014,714)  (74,841,364) (8,856,139)  (126,286,474)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease)..................................... (2,262,418) $(33,026,160) (5,884,777) $ (83,268,070)
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................    610,999  $  9,814,936     129,917  $   1,830,625
  Redemptions.................................................    (87,536)   (1,358,236)    (23,054)      (320,500)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................    523,463  $  8,456,700     106,863  $   1,510,125
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (1,738,955) $(24,569,460) (5,777,914) $ (81,757,945)
                                                               ==========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-228

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                           CLASS A
                                                                                   -------------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                     2003      2002       2001        2000
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.75  $  17.88  $    31.59  $    38.45
                                                                                   --------  --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    (0.06)    (0.03)      (0.02)      (0.04)
  Net realized and unrealized gain (loss) on investments..........................     5.26     (5.10)      (6.73)      (1.98)
                                                                                   --------  --------  ----------  ----------
  Total from investment operations................................................     5.20     (5.13)      (6.75)      (2.02)
                                                                                   --------  --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00       (0.01)       0.00
  Distributions from net realized capital gains...................................     0.00      0.00       (6.95)      (4.84)
                                                                                   --------  --------  ----------  ----------
  Total distributions.............................................................     0.00      0.00       (6.96)      (4.84)
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  17.95  $  12.75  $    17.88  $    31.59
                                                                                   ========  ========  ==========  ==========
TOTAL RETURN (%)..................................................................     40.8     (28.7)      (23.8)       (7.6)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.81      0.79        0.77        0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.79      0.77        0.76        0.72
Ratio of net investment income to average net assets (%)..........................    (0.38)    (0.18)      (0.11)      (0.12)
Portfolio turnover rate (%).......................................................       98       134         150         170
Net assets, end of period (000)................................................... $926,897  $687,325  $1,069,246  $1,501,072

                                                                                   -----------

                                                                                   -----------
                                                                                      1999
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    29.53
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      (0.12)
  Net realized and unrealized gain (loss) on investments..........................       9.86
                                                                                   ----------
  Total from investment operations................................................       9.74
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................      (0.82)
                                                                                   ----------
  Total distributions.............................................................      (0.82)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    38.45
                                                                                   ==========
TOTAL RETURN (%)..................................................................       33.2
Ratio of operating expenses to average net assets before expense reductions (%)...       0.72
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income to average net assets (%)..........................      (0.31)
Portfolio turnover rate (%).......................................................         86
Net assets, end of period (000)................................................... $1,600,841

                                                                                               CLASS E
                                                                                   ---------------------------
                                                                                      YEAR ENDED    MAY 1, 2001(A)
                                                                                     DECEMBER 31,      THROUGH
                                                                                   ---------------   DECEMBER 31,
                                                                                     2003    2002        2001
                                                                                   -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 12.74  $17.88      $20.66
                                                                                   -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................   (0.04)  (0.01)      (0.02)
  Net realized and unrealized gain (loss) on investments..........................    5.20   (5.13)      (2.76)
                                                                                   -------  ------      ------
  Total from investment operations................................................    5.16   (5.14)      (2.78)
                                                                                   -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 17.90  $12.74      $17.88
                                                                                   =======  ======      ======
TOTAL RETURN (%)..................................................................    40.6   (28.8)      (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.96    0.94        0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.94    0.92        0.91 (c)
Ratio of net investment income to average net assets (%)..........................   (0.52)  (0.24)      (0.12)(c)
Portfolio turnover rate (%).......................................................      98     134         150
Net assets, end of period (000)................................................... $11,286  $1,361      $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-229

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.5% OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                   AIR FREIGHT & COURIERS--1.4%
            29,100 Forward Air Corp. (b).................. $    800,250
                                                           ------------

                   AUTO COMPONENTS--1.6%
            11,600 Gentex Corp............................      512,256
            10,200 Superior Industries International, Inc.      443,904
                                                           ------------
                                                                956,160
                                                           ------------

                   CAPITAL MARKETS--0.5%
             9,300 Jefferies Group, Inc...................      307,086
                                                           ------------

                   CHEMICALS--3.9%
            17,600 Cabot Corp.............................      560,384
             9,700 FMC Corp...............................      331,061
            14,800 Minerals Technologies, Inc.............      876,900
            11,400 Nova Chemicals Corp....................      307,230
             9,400 Olin Corp..............................      188,564
                                                           ------------
                                                              2,264,139
                                                           ------------

                   COMMERCIAL BANKS--1.4%
             3,190 CVB Financial Corp.....................       61,535
             3,400 First State Bancorp....................      118,150
            15,100 Greater Bay Bancorp....................      430,048
            10,400 Umpqua Holdings Corp...................      216,216
                                                           ------------
                                                                825,949
                                                           ------------

                   COMMERCIAL SERVICES & SUPPLIES--2.0%
            14,600 CDI Corp...............................      478,150
             6,500 Kroll, Inc. (b)........................      169,000
            14,000 NCO Group, Inc. (b)....................      318,780
            45,600 PRG-Shultz International, Inc. (b).....      223,440
                                                           ------------
                                                              1,189,370
                                                           ------------

                   COMMUNICATION EQUIPMENT--2.8%
            54,300 Adaptec, Inc. (b)......................      479,469
            34,900 Advanced Fibre Communications, Inc. (b)      703,235
             8,700 Avocent Corp. (b)......................      317,724
             4,600 F5 Networks, Inc. (b)..................      115,460
                                                           ------------
                                                              1,615,888
                                                           ------------

                   COMPUTER & PERIPHERALS--0.8%
             6,900 Drexler Technology Corp. (b)...........       94,323
             4,000 Logitech International S.A. (ADR) (b)..      170,120
            10,100 Overland Storage, Inc. (b).............      189,880
                                                           ------------
                                                                454,323
                                                           ------------

                   CONSUMER FINANCE--0.0%
             1,900 Advanta Corp...........................       24,681
                                                           ------------

                   DIVERSIFIED FINANCIAL SERVICES--0.7%
            13,100 Financial Federal Corp.................      400,205
                                                           ------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

                 ELECTRICAL EQUIPMENT--1.5%
           6,800 AMETEK, Inc................................ $    328,168
          17,000 C&D Technologies, Inc......................      325,890
           5,000 Roper Industries, Inc......................      246,300
                                                             ------------
                                                                  900,358
                                                             ------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--10.8%
          11,100 Coherent, Inc. (b).........................      264,180
          31,400 Electro Scientific Industries, Inc. (b)....      747,320
          15,900 Flir Systems, Inc. (b).....................      580,350
          20,500 Kemet Corp. (b)............................      280,645
          20,500 Merix Corp. (b)............................      502,865
          12,400 Mettler-Toledo International, Inc. (b).....      523,404
          29,100 National Instruments Corp..................    1,323,177
           7,900 Park Electrochemical Corp..................      209,271
          24,500 Tektronix, Inc.............................      774,200
           8,200 Trimble Navigation, Ltd. (b)...............      305,368
          18,500 Varian, Inc. (b)...........................      772,005
                                                             ------------
                                                                6,282,785
                                                             ------------

                 ENERGY EQUIPMENT & SERVICES--3.1%
          23,600 Cal Dive International, Inc. (b)...........      568,996
          18,500 FMC Technologies, Inc. (b).................      431,050
          16,900 Patterson-UTI Energy, Inc. (b).............      556,348
          23,700 Superior Energy Services, Inc. (b).........      222,780
                                                             ------------
                                                                1,779,174
                                                             ------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--4.2%
          19,400 American Medical Systems Holdings, Inc. (b)      422,920
          13,500 Conceptus, Inc. (b)........................      143,370
          12,700 CTI Molecular Imaging, Inc. (b)............      214,757
          15,467 Merit Medical Systems, Inc. (b)............      344,288
          15,400 Steris Corp. (b)...........................      348,040
           3,600 Varian Medical Systems, Inc................      248,760
          16,800 Wilson Greatbatch Technologies, Inc. (b)...      710,136
                                                             ------------
                                                                2,432,271
                                                             ------------

                 HEALTH CARE PROVIDERS & SERVICES--4.0%
           9,400 Centene Corp. (b)..........................      263,294
           3,200 Cerner Corp. (b)...........................      121,120
           3,300 IDX Systems Corp. (b)......................       88,506
           5,800 LabOne, Inc. (b)...........................      188,326
           4,000 LifePoint Hospitals, Inc. (b)..............      117,800
          10,900 Maximus, Inc. (b)..........................      426,517
          15,500 Parexel International Corp. (b)............      252,030
           9,000 RehabCare Group, Inc. (b)..................      191,340
          14,500 Sierra Health Services, Inc. (b)...........      398,025
           8,200 VCA Antech, Inc. (b).......................      254,036
                                                             ------------
                                                                2,300,994
                                                             ------------

                 HOTELS, RESTAURANTS & LEISURE--2.8%
          23,300 Argosy Gaming Corp. (b)....................      605,567
           7,900 Chicago Pizza & Brewery, Inc. (b)..........      117,868

 See accompanying notes to statement of investments and financial statements.

                                    MSF-230

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
    SHARES                                                        (NOTE 1)
   -------------------------------------------------------------------------

             HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
      13,300 Four Seasons Hotels, Inc.......................... $    680,295
      10,200 Penn National Gaming, Inc. (b)....................      235,416
                                                                ------------
                                                                   1,639,146
                                                                ------------

             IT SERVICES--3.7%
      29,700 BearingPoint, Inc. (b)............................      299,673
       9,100 Cognizant Technology Solutions Corp. (Class A) (b)      415,324
      15,100 Global Payments, Inc..............................      711,512
      25,500 Pegasus Solutions, Inc. (b).......................      266,985
      15,900 Resources Connection, Inc. (b)....................      434,229
                                                                ------------
                                                                   2,127,723
                                                                ------------

             INSURANCE--0.6%
       8,700 IPC Holdings, Ltd.................................      338,778
                                                                ------------

             INTERNET & CATALOG RETAIL--0.3%
      16,100 The J. Jill Group, Inc. (b).......................      204,631
                                                                ------------

             INTERNET SOFTWARE & SERVICES--0.7%
      28,000 Tumbleweed Communications Corp. (b)...............      234,640
      17,500 webMethods, Inc. (b)..............................      160,125
                                                                ------------
                                                                     394,765
                                                                ------------

             LEISURE EQUIPMENT & PRODUCTS--0.3%
       6,100 Leapfrog Enterprises, Inc. (b)....................      161,833
                                                                ------------

             MACHINERY--5.1%
      16,020 CNH Global NV.....................................      265,932
      13,300 Crane Co..........................................      408,842
       6,100 Cuno, Inc. (b)....................................      274,683
      26,000 Flowserve Corp....................................      542,880
      12,100 Oshkosh Truck Corp................................      617,463
      10,400 Pentair, Inc......................................      475,280
      10,700 Reliance Steel & Aluminum Co......................      355,347
                                                                ------------
                                                                   2,940,427
                                                                ------------

             MEDIA--1.2%
      16,700 Acme Communications, Inc. (b).....................      146,793
      14,000 aQuantive, Inc. (b)...............................      143,500
      35,200 Entravision Communications Corp. (Class A) (b)....      390,720
                                                                ------------
                                                                     681,013
                                                                ------------

             METALS & MINING--0.4%
       4,600 Cleveland Cliffs, Inc.............................      234,370
                                                                ------------

             MULTILINE RETAIL--1.5%
      10,400 Fred's, Inc.......................................      322,192
      19,100 Tuesday Morning Corp. (b).........................      577,775
                                                                ------------
                                                                     899,967
                                                                ------------

             OIL & GAS--4.2%
      21,500 Chesapeake Energy Corp............................      291,970
      28,000 PetroQuest Energy, Inc. (b).......................       87,360

                                                                 VALUE
       SHARES                                                   (NOTE 1)
      --------------------------------------------------------------------

                OIL & GAS--(CONTINUED)
         25,000 Premcor, Inc. (b)............................. $   650,000
         14,700 Spinnaker Exploration Co. (b).................     474,369
         12,800 Swift Energy Co. (b)..........................     215,680
         21,900 Tom Brown, Inc. (b)...........................     706,275
                                                               -----------
                                                                 2,425,654
                                                               -----------

                PHARMACEUTICALS--3.2%
         19,700 Alpharma, Inc.................................     395,970
          7,500 Connetics Corp. (b)...........................     136,200
         15,000 InterMune, Inc. (b)...........................     347,400
          5,300 Medicis Pharmaceutical Corp. (Class A)........     377,890
          9,700 The Medicines Co. (b).........................     285,762
         14,200 Trimeris, Inc. (b)............................     297,916
                                                               -----------
                                                                 1,841,138
                                                               -----------

                REAL ESTATE--1.1%
          9,190 American Home Mortgage Investment Corp. (REIT)     206,867
         20,700 Jones Lang LaSalle, Inc. (b)..................     429,111
                                                               -----------
                                                                   635,978
                                                               -----------

                ROAD & RAIL--2.3%
         15,100 Knight Transportation, Inc. (b)...............     387,315
         24,900 Landstar System, Inc. (b).....................     947,196
                                                               -----------
                                                                 1,334,511
                                                               -----------

                SEMICONDUCTORS & EQUIPMENT--17.2%
         11,200 Actel Corp. (b)...............................     269,920
         22,500 Advanced Energy Industries, Inc. (b)..........     586,125
         32,900 ARM Holdings, Plc. (ADR) (b)..................     227,010
         14,800 ASE Test, Ltd. (b)............................     221,556
         52,400 Atmel Corp. (b)...............................     314,924
         12,000 Cymer, Inc. (b)...............................     554,280
         17,000 Exar Corp. (b)................................     290,360
         34,500 Integrated Circuit Systems, Inc. (b)..........     982,905
         36,500 Integrated Device Technology, Inc. (b)........     626,705
         23,500 Integrated Silicon Solution, Inc. (b).........     368,245
          6,500 Intersil Corp. (Class A)......................     161,525
         37,000 Lam Research Corp. (b)........................   1,195,100
         27,300 Lattice Semiconductor Corp. (b)...............     264,264
         27,700 LTX Corp. (b).................................     416,331
         38,700 Micrel, Inc. (b)..............................     602,946
         25,000 Microtune, Inc. (b)...........................      61,250
         17,700 Pericom Semiconductor Corp. (b)...............     188,682
         56,000 Semtech Corp. (b).............................   1,272,880
         32,100 Varian Semiconductor Equipment, Inc. (b)......   1,402,449
                                                               -----------
                                                                10,007,457
                                                               -----------

                SOFTWARE--8.0%
         14,050 Ascential Software Corp. (b)..................     364,317
         29,400 Aspen Technology, Inc. (b)....................     301,644
         25,900 Borland Software Corp. (b)....................     252,007
          8,700 Business Objects S.A. (ADR) (b)...............     301,629
         17,600 Catapult Communications Corp. (b).............     255,200
         46,700 Entrust, Inc. (b).............................     190,536

 See accompanying notes to statement of investments and financial statements.

                                    MSF-231

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                           VALUE
             SHARES                                       (NOTE 1)
            --------------------------------------------------------

                      SOFTWARE--(CONTINUED)
               12,400 Filenet Corp. (b)................. $   335,792
                8,700 Hyperion Solutions Corp. (b)......     262,218
               37,300 Informatica Corp. (b).............     384,190
                3,700 Intervoice, Inc. (b)..............      43,919
               17,000 Jack Henry & Associates, Inc......     349,860
               45,700 Lawson Software, Inc. (b).........     376,111
               14,100 Macromedia, Inc. (b)..............     251,544
               29,900 NETIQ Corp. (b)...................     396,175
               15,100 Quest Software, Inc. (b)..........     214,420
                7,500 SeaChange International, Inc. (b).     115,500
               15,800 Verity, Inc. (b)..................     263,702
                                                         -----------
                                                           4,658,764
                                                         -----------

                      SPECIALTY RETAIL--2.4%
               21,400 Casual Male Retail Group, Inc. (b)     148,516
               29,300 Charming Shoppes, Inc. (b)........     158,220
                5,000 Cost Plus, Inc. (b)...............     205,000
                7,700 Regis Corp........................     304,304
                5,500 Tractor Supply Co. (b)............     213,895
               10,500 Urban Outfitters, Inc. (b)........     389,025
                                                         -----------
                                                           1,418,960
                                                         -----------

                      WIRELESS TELECOMMUNICATION SERVICES--0.8%
                6,100 NII Holdings, Inc. (Class B) (b)..     455,243
                                                         -----------
                      Total Common Stocks
                       (Identified Cost $44,908,450)....  54,933,991
                                                         -----------

        SHORT TERM INVESTMENTS--6.3%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--6.3%
        $3,685,000 Federal Home Loan Bank 0.750%, 01/02/04 $ 3,684,923
                                                           -----------
                   Total Short Term Investments
                    (Identified Cost $3,684,923)..........   3,684,923
                                                           -----------
                   Total Investments--100.8%
                    (Identified Cost $48,593,373) (a).....  58,618,914
                   Other assets less liabilities..........    (442,934)
                                                           -----------
                   TOTAL NET ASSETS--100%................. $58,175,980
                                                           ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-232

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $58,618,914
       Cash.........................................                4,999
       Receivable for:
        Fund shares sold............................              130,391
        Dividends...................................               10,318
                                                              -----------
         Total Assets...............................           58,764,622
     LIABILITIES
       Payable for:
        Securities purchased........................ $509,042
        Withholding taxes...........................       85
       Accrued expenses:
        Management fees.............................   48,609
        Service and distribution fees...............    5,866
        Other expenses..............................   25,040
                                                     --------
         Total Liabilities..........................              588,642
                                                              -----------
     NET ASSETS.....................................          $58,175,980
                                                              ===========
       Net assets consist of:
        Capital paid in.............................          $50,003,871
        Undistributed net investment income (loss)..                4,110
        Accumulated net realized gains (losses).....           (1,857,549)
        Unrealized appreciation (depreciation) on
         investments and foreign currency
         transactions...............................           10,025,548
                                                              -----------
     NET ASSETS.....................................          $58,175,980
                                                              ===========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($25,761,547 divided by 2,774,032 shares
      outstanding)..................................          $      9.29
                                                              ===========
     CLASS B
     Net asset value and redemption price per share
      ($22,385,401 divided by 2,423,794 shares
      outstanding)..................................          $      9.24
                                                              ===========
     CLASS E
     Net asset value and redemption price per share
      ($10,029,032 divided by 1,082,399 shares
      outstanding)..................................          $      9.27
                                                              ===========
     Identified cost of investments.................          $48,593,373
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $   137,882(a)
       Interest................................                   24,597
                                                             -----------
                                                                 162,479
     EXPENSES
       Management fees......................... $   327,179
       Service and distribution fees--Class B..      36,480
       Service and distribution fees--Class E..       7,396
       Directors' fees and expenses............      24,080
       Custodian...............................      84,742
       Audit and tax services..................      22,300
       Legal...................................       1,332
       Printing................................      16,073
       Insurance...............................         771
       Miscellaneous...........................       3,463
                                                -----------
       Total expenses before reimbursements....     523,816
       Expense reimbursements..................     (69,953)     453,863
                                                -----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                 (291,384)
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   1,081,644
       Foreign currency transactions--net......          51    1,081,695
                                                -----------  -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  13,424,705
       Foreign currency transactions--net......           7   13,424,712
                                                -----------  -----------
     Net gain (loss)...........................               14,506,407
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $14,215,023
                                                             ===========

(a)Net of foreign taxes of $1,550.

                See accompanying notes to financial statements.

                                    MSF-233

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $  (291,384) $  (129,951)
  Net realized gain (loss)..........................................   1,081,695   (2,506,177)
  Unrealized appreciation (depreciation)............................  13,424,712   (3,489,429)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  14,215,023   (6,125,557)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  20,243,735   17,876,334
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  34,458,758   11,750,777

NET ASSETS
  Beginning of the period...........................................  23,717,222   11,966,445
                                                                     -----------  -----------
  End of the period................................................. $58,175,980  $23,717,222
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $     4,110  $     1,701
                                                                     ===========  ===========

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003        DECEMBER 31, 2002
                                                               ------------------------  -----------------------
                                                                 SHARES          $         SHARES         $
                                                               ----------  ------------  ----------  -----------
CLASS A
  Sales.......................................................  2,271,550  $ 17,502,914   2,444,709  $17,954,229
  Redemptions................................................. (1,380,740)  (10,300,248) (1,402,274)  (9,842,002)
                                                               ----------  ------------  ----------  -----------
  Net increase (decrease).....................................    890,810  $  7,202,666   1,042,435  $ 8,112,227
                                                               ==========  ============  ==========  ===========
CLASS B
  Sales.......................................................  1,410,510  $ 10,819,727   1,706,542  $12,367,587
  Redemptions.................................................   (457,216)   (3,579,402)   (742,175)  (4,976,657)
                                                               ----------  ------------  ----------  -----------
  Net increase (decrease).....................................    953,294  $  7,240,325     964,367  $ 7,390,930
                                                               ==========  ============  ==========  ===========
CLASS E
  Sales.......................................................    926,884  $  7,240,232     389,068  $ 2,673,563
  Redemptions.................................................   (193,259)   (1,439,488)    (40,929)    (300,386)
                                                               ----------  ------------  ----------  -----------
  Net increase (decrease).....................................    733,625  $  5,800,744     348,139  $ 2,373,177
                                                               ==========  ============  ==========  ===========
  Increase (decrease) derived from capital share transactions.  2,577,729  $ 20,243,735   2,354,941  $17,876,334
                                                               ==========  ============  ==========  ===========

                See accompanying notes to financial statements.

                                    MSF-234

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                        CLASS A
                                            ----------------------------
                                               YEAR ENDED     MAY 1, 2001(A)
                                              DECEMBER 31,       THROUGH
                                            ----------------   DECEMBER 31,
                                              2003     2002        2001
                                            -------  -------  --------------
   NET ASSET VALUE, BEGINNING OF PERIOD.... $  6.41  $  8.88      $10.00
                                            -------  -------      ------
   INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)...........   (0.04)   (0.04)       0.00
    Net realized and unrealized gain
      (loss) on investments................    2.92    (2.43)      (1.12)
                                            -------  -------      ------
    Total from investment operations.......    2.88    (2.47)      (1.12)
                                            -------  -------      ------
   NET ASSET VALUE, END OF PERIOD.......... $  9.29  $  6.41      $ 8.88
                                            =======  =======      ======
   TOTAL RETURN (%)........................    44.9    (27.8)      (11.2)(b)
   Ratio of operating expenses to average
    net assets (%).........................    1.13     1.05        1.05 (c)
   Ratio of net investment income to
    average net assets (%).................   (0.68)   (0.60)       0.00 (c)
   Portfolio turnover rate (%).............      38       33          67 (c)
   Net assets, end of period (000)......... $25,762  $12,079      $7,468
   The ratios of operating expenses to
    average net assets without giving
    effect to the contractual expense
    agreement would have been (%)..........    1.32     1.51        2.69(c)

                                                     CLASS B                         CLASS E
                                         ---------------------------     ---------------------------
                                            YEAR ENDED    MAY 1, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                           DECEMBER 31,      THROUGH       DECEMBER 31,      THROUGH
                                         ---------------   DECEMBER 31,  ---------------   DECEMBER 31,
                                           2003    2002        2001        2003    2002        2001
                                         -------  ------  -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  6.39  $ 8.88      $10.00     $  6.41  $ 8.88      $10.00
                                         -------  ------      ------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........   (0.05)  (0.04)      (0.01)      (0.04)  (0.01)       0.00
 Net realized and unrealized gain
   (loss) on investments................    2.90   (2.45)      (1.11)       2.90   (2.46)      (1.12)
                                         -------  ------      ------     -------  ------      ------
 Total from investment operations.......    2.85   (2.49)      (1.12)       2.86   (2.47)      (1.12)
                                         -------  ------      ------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD.......... $  9.24  $ 6.39      $ 8.88     $  9.27  $ 6.41      $ 8.88
                                         =======  ======      ======     =======  ======      ======
TOTAL RETURN (%)........................    44.6   (28.0)      (11.2)(b)    44.6   (27.8)      (11.2)(b)
Ratio of operating expenses to average
 net assets (%).........................    1.38    1.30        1.30 (c)    1.28    1.20        1.20 (c)
Ratio of net investment income to
 average net assets (%).................   (0.93)  (0.85)      (0.51)(c)   (0.84)  (0.72)      (0.41)(c)
Portfolio turnover rate (%).............      38      33          67 (c)      38      33          67 (c)
Net assets, end of period (000)......... $22,385  $9,403      $4,493     $10,029  $2,235      $    6
The ratios of operating expenses to
 average net assets without
 giving effect to the contractual
 expense agreement would have been (%)..    1.57    1.76        2.94 (c)    1.47    1.66        2.84 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-235

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.8% OF TOTAL NET ASSETS

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.1%
            31,600 Allied Defense Group, Inc.............. $     755,556
            33,225 Cubic Corp. (b)........................       764,175
            19,250 Moog, Inc. (b).........................       950,950
            51,275 United Defense Industries, Inc. (b)....     1,634,647
                                                           -------------
                                                               4,105,328
                                                           -------------

                   AUTO COMPONENTS--0.5%
            93,850 Cooper Tire & Rubber Co................     2,006,513
                                                           -------------

                   AUTOMOBILES--0.6%
           100,525 Monaco Coach Corp. (b).................     2,392,495
                                                           -------------

                   BIOTECHNOLOGY--2.7%
            32,100 Bio-Rad Laboratories, Inc. (b).........     1,851,207
            70,300 Digene Corp. (b).......................     2,819,030
            23,150 ICOS Corp. (b).........................       955,632
            63,150 ILEX Oncology, Inc. (b)................     1,341,938
           105,050 Serologicals Corp. (b).................     1,953,930
            64,125 Telik, Inc. (b)........................     1,475,516
                                                           -------------
                                                              10,397,253
                                                           -------------

                   BUILDING PRODUCTS--1.0%
            65,650 ElkCorp................................     1,752,855
           112,525 Lennox International, Inc..............     1,879,168
                                                           -------------
                                                               3,632,023
                                                           -------------

                   CAPITAL MARKETS--1.2%
            20,175 Affiliated Managers Group, Inc. (b)....     1,403,978
           211,400 Knight Trading Group, Inc..............     3,094,896
                                                           -------------
                                                               4,498,874
                                                           -------------

                   CHEMICALS--0.9%
            28,500 Ferro Corp.............................       775,485
            56,200 Spartech Corp..........................     1,384,768
            17,950 The Scotts Co. (Class A) (b)...........     1,061,922
                                                           -------------
                                                               3,222,175
                                                           -------------

                   COMMERCIAL BANKS--5.0%
            28,350 Boston Private Financial Holdings, Inc.       704,214
            73,466 CVB Financial Corp.....................     1,417,153
            41,975 East West Bancorp, Inc.................     2,253,218
            60,975 First Midwest Bancorp, Inc.............     1,976,200
           157,400 Gold Banc Corp., Inc...................     2,213,044
            21,650 Independence Community Bank Corp.......       778,751
            21,862 Independent Bank Corp. (Michigan)......       620,006
            24,600 MAF Bancorp, Inc.......................     1,030,740
            64,838 Republic Bancorp, Inc..................       874,670
            54,450 South Financial Group, Inc.............     1,516,977
            29,075 Texas Regional Bancshares, Inc.........     1,075,775
            90,600 UCBH Holdings, Inc.....................     3,530,682
            23,150 Wintrust Financial Corp................     1,044,065
                                                           -------------
                                                              19,035,495
                                                           -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 COMMERCIAL SERVICES & SUPPLIES--4.1%
          19,650 Arbitron, Inc. (b).......................... $     819,798
          33,150 Corporate Executive Board Co. (b)...........     1,547,111
          75,350 CoStar Group, Inc. (b)......................     3,140,588
         119,950 Monster Worldwide, Inc. (b).................     2,634,102
         161,825 Navigant Consulting Co. (b).................     3,052,019
          24,625 Strayer Education, Inc......................     2,679,939
          44,150 Waste Connections, Inc. (b).................     1,667,545
                                                              -------------
                                                                 15,541,102
                                                              -------------

                 COMMUNICATION EQUIPMENT--3.2%
         106,650 Andrew Corp. (b)............................     1,227,541
          78,575 CommScope, Inc..............................     1,283,130
         117,725 F5 Networks, Inc. (b).......................     2,954,897
         109,350 Foundry Networks, Inc. (b)..................     2,991,816
          40,900 Inter-Tel, Inc..............................     1,021,682
         255,025 Sonus Networks, Inc.........................     1,927,989
          56,525 Tekelec, Inc................................       878,964
                                                              -------------
                                                                 12,286,019
                                                              -------------

                 COMPUTER & PERIPHERALS--3.5%
         225,775 Advanced Digital Information Corp...........     3,160,850
          69,125 Avid Technology, Inc. (b)...................     3,318,000
         213,950 Dot Hill Systems Corp. (b)..................     3,241,342
          54,250 Electronics for Imaging, Inc. (b)...........     1,411,585
          31,650 Imation Corp. (b)...........................     1,112,497
          94,025 Maxtor Corp. (b)............................     1,043,678
                                                              -------------
                                                                 13,287,952
                                                              -------------

                 CONSTRUCTION & ENGINEERING--0.4%
          44,450 Washington Group International, Inc.........     1,509,967
                                                              -------------

                 CONSTRUCTION MATERIALS--0.2%
          12,025 Centex Construction Products, Inc...........       724,747
                                                              -------------

                 CONTAINERS & PACKAGING--0.3%
          60,100 Rock Tennessee Co...........................     1,037,326
                                                              -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.3%
          48,575 Nelnet, Inc.................................     1,088,080
                                                              -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
          27,625 Commonwealth Telephone Enterprises, Inc. (b)     1,042,844
          88,625 Journal Communications, Inc.................     1,642,221
                                                              -------------
                                                                  2,685,065
                                                              -------------

                 ELECTRIC UTILITIES--1.1%
          64,150 ALLETE, Inc.................................     1,962,990
          30,100 Black Hills Corp............................       897,883
          40,450 Texas Genco Holdings, Inc...................     1,314,625
                                                              -------------
                                                                  4,175,498
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-236

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               ELECTRICAL EQUIPMENT--1.1%
        77,425 American Power Conversion Corp.................. $   1,893,042
        38,850 AMETEK, Inc.....................................     1,874,901
        19,525 C&D Technologies, Inc...........................       374,294
                                                                -------------
                                                                    4,142,237
                                                                -------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--4.4%
        64,550 Aeroflex, Inc. (b)..............................       754,589
        28,350 Analogic Corp...................................     1,162,350
        54,050 Global Imaging Systems, Inc.....................     1,716,087
        39,925 Orbotech, Ltd...................................       955,006
        12,950 Park Electrochemical Corp.......................       343,046
        46,050 Planar Systems, Inc. (b)........................     1,119,936
        33,350 ScanSource, Inc. (b)............................     1,521,427
        45,375 Tech Data Corp. (b).............................     1,800,934
        41,125 Tektronix, Inc..................................     1,299,550
       231,625 TTM Technologies, Inc. (b)......................     3,909,830
        55,300 Varian, Inc. (b)................................     2,307,669
                                                                -------------
                                                                   16,890,424
                                                                -------------

               ENERGY EQUIPMENT & SERVICES--0.9%
       377,950 Grey Wolf, Inc. (b).............................     1,413,533
        51,000 Hydril Co. (b)..................................     1,220,430
        27,312 Tetra Technologies, Inc. (b)....................       662,043
                                                                -------------
                                                                    3,296,006
                                                                -------------

               FOOD PRODUCTS--0.9%
        31,275 Hain Celestial Group, Inc. (b)..................       725,893
        11,625 J & J Snack Foods Corp. (b).....................       438,960
        72,475 Ralcorp Holdings, Inc. (b)......................     2,272,816
                                                                -------------
                                                                    3,437,669
                                                                -------------

               GAS UTILITIES--1.7%
        66,125 AGL Resources, Inc..............................     1,924,237
        16,450 Energen Corp....................................       674,944
        37,975 New Jersey Resources Corp.......................     1,462,417
        74,725 Oneok, Inc......................................     1,649,928
        45,775 Southern Union Co. (b)..........................       842,260
                                                                -------------
                                                                    6,553,786
                                                                -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
        32,150 Dade Behring Holdings, Inc......................     1,149,041
        97,475 Epix Medical, Inc...............................     1,586,893
       101,000 Kyphon, Inc.....................................     2,507,830
        73,150 Viasys Healthcare, Inc. (b).....................     1,506,890
        37,375 Zoll Medical Corp. (b)..........................     1,326,065
                                                                -------------
                                                                    8,076,719
                                                                -------------

               HEALTH CARE PROVIDERS & SERVICES--3.2%
       106,700 Odyssey Healthcare, Inc. (b)....................     3,122,042
       157,350 Select Medical Corp. (b)........................     2,561,658
        99,150 United Surgical Partners International, Inc. (b)     3,319,542
        92,700 VistaCare, Inc. (Class A).......................     3,258,405
                                                                -------------
                                                                   12,261,647
                                                                -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   HOTELS, RESTAURANTS & LEISURE--3.2%
            10,375 Buffalo Wild Wings, Inc. (b)............ $     269,231
            25,750 CEC Entertainment, Inc. (b).............     1,220,292
            80,275 Dover Downs Gaming & Entertainment, Inc.       759,402
            79,800 Fairmont Hotels Resorts, Inc............     2,165,772
            41,850 Multimedia Games, Inc...................     1,720,035
            68,625 O'Charleys, Inc. (b)....................     1,231,819
            31,075 Sonic Corp. (b).........................       951,517
            65,550 The Steak N Shake Co. (b)...............     1,170,067
           100,125 WMS Industries, Inc. (b)................     2,623,275
                                                            -------------
                                                               12,111,410
                                                            -------------

                   HOUSEHOLD DURABLES--1.4%
            27,500 Blyth, Inc..............................       886,050
            63,450 Furniture Brands International, Inc.....     1,860,988
            16,600 Harman International Industries, Inc....     1,228,068
            26,925 Standard-Pacific Corp...................     1,307,209
                                                            -------------
                                                                5,282,315
                                                            -------------

                   IT SERVICES--1.9%
            74,950 Anteon International Corp...............     2,701,947
            45,950 Digitalnet Holdings, Inc................       896,025
           156,575 Lionbridge Technologies, Inc............     1,504,686
           153,725 Perot Systems Corp. (b).................     2,072,213
                                                            -------------
                                                                7,174,871
                                                            -------------

                   INSURANCE--3.7%
            44,350 American Financial Group, Inc...........     1,173,501
            16,525 AmerUs Group Co.........................       577,879
            46,088 Delphi Financial Group, Inc. (b)........     1,659,150
            55,750 Endurance Specialty Holdings, Ltd.......     1,870,412
            76,200 HCC Insurance Holdings, Inc.............     2,423,160
            47,100 Ohio Casualty Corp......................       817,656
            54,475 Platinum Underwriters Holdings, Ltd.....     1,634,250
            26,525 ProAssurance Corp.......................       852,779
            49,975 Protective Life Corp....................     1,691,154
            40,775 RLI Corp................................     1,527,432
                                                            -------------
                                                               14,227,373
                                                            -------------

                   INTERNET & CATALOG RETAIL--0.8%
            36,750 Netflix, Inc. (b).......................     2,009,858
            30,525 School Specialty, Inc...................     1,038,155
                                                            -------------
                                                                3,048,013
                                                            -------------

                   INTERNET SOFTWARE & SERVICES--4.4%
           184,050 Akamai Technologies, Inc. (b)...........     1,978,537
            99,975 Altiris, Inc............................     3,647,088
           166,825 Ask Jeeves, Inc. (b)....................     3,022,869
           209,950 CNET Networks, Inc. (b).................     1,431,859
           128,000 Interwoven, Inc.........................     1,617,920
           260,075 SonicWall, Inc. (b).....................     2,028,585
           215,425 Support.com, Inc. (b)...................     2,832,839
                                                            -------------
                                                               16,559,697
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-237

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

               MACHINERY--3.1%
        76,800 Actuant Corp................................... $   2,780,160
        34,500 Barnes Group, Inc. (b).........................     1,114,695
        39,475 Clarcor, Inc...................................     1,740,848
        17,700 ESCO Technologies, Inc. (b)....................       772,605
        38,575 IDEX Corp......................................     1,604,334
        63,225 Reliance Steel & Aluminum Co...................     2,099,702
        40,100 Robbins & Myers, Inc...........................       761,499
        71,300 Stewart & Stevenson Services, Inc..............     1,001,765
                                                               -------------
                                                                  11,875,608
                                                               -------------

               MEDIA--4.7%
        66,625 ADVO, Inc. (b).................................     2,116,010
        72,525 Belo Corp. (Class A)...........................     2,055,358
       193,200 Harris Interactive, Inc. (b)...................     1,603,560
        73,525 Harte-Hanks, Inc...............................     1,599,169
        59,550 John Wiley & Sons, Inc.........................     1,550,087
        73,625 R. H. Donnelley Corp...........................     2,933,220
        90,075 Regent Communications, Inc. (b)................       571,976
        76,800 Saga Communications, Inc. (b)..................     1,423,104
        23,425 Scholastic Corp. (b)...........................       797,387
       126,775 XM Satellite Radio Holdings, Inc. (b)..........     3,341,789
                                                               -------------
                                                                  17,991,660
                                                               -------------

               METALS & MINING--0.0%
         6,275 Allegheny Technologies, Inc....................        82,956
                                                               -------------

               MULTILINE RETAIL--0.7%
        59,025 BJ's Wholesale Club, Inc. (b)..................     1,355,214
        77,500 Shopko Stores, Inc. (b)........................     1,181,875
                                                               -------------
                                                                   2,537,089
                                                               -------------

               OIL & GAS--1.7%
       137,850 Evergreen Resources, Inc. (b)..................     4,481,504
        41,756 Patina Oil & Gas Corp..........................     2,045,626
                                                               -------------
                                                                   6,527,130
                                                               -------------

               PHARMACEUTICALS--4.1%
        81,125 Andrx Corp. (b)................................     1,950,245
        53,325 Angiotech Pharmaceuticals, Inc. (b)............     2,452,950
       128,450 Impax Laboratories, Inc. (b)...................     1,848,396
        40,775 MGI Pharma, Inc. (b)...........................     1,677,891
       147,075 Perrigo Co.....................................     2,312,019
        47,900 Pharmaceutical Resources, Inc..................     3,120,685
        68,175 The Medicines Co. (b)..........................     2,008,435
                                                               -------------
                                                                  15,370,621
                                                               -------------

               REAL ESTATE--3.7%
        55,175 Bedford Property Investors, Inc. (REIT)........     1,579,660
        32,525 CBL & Associates Properties, Inc. (REIT).......     1,837,662
        85,200 Corporate Office Properties Trust (REIT).......     1,789,200
        60,775 Heritage Property Investment Trust, Inc. (REIT)     1,729,049
        78,025 Highland Hospitality Corp. (REIT) (b)..........       850,473
        79,450 LaSalle Hotel Properties (REIT)................     1,473,797

                                                              VALUE
          SHARES                                             (NOTE 1)
        -------------------------------------------------------------------

                    REAL ESTATE--(CONTINUED)
             64,400 Newcastle Investment Corp. (REIT)..... $   1,745,240
             46,775 Ramco-Gershenson Property Trust (REIT)     1,323,733
             42,375 The Macerich Co. (REIT)...............     1,885,687
                                                           -------------
                                                              14,214,501
                                                           -------------

                    ROAD & RAIL--1.2%
             56,850 Genesee & Wyoming, Inc................     1,790,775
             33,450 Landstar System, Inc. (b).............     1,272,438
             39,675 Old Dominion Freight Lines, Inc.......     1,352,124
                                                           -------------
                                                               4,415,337
                                                           -------------

                    SEMICONDUCTORS & EQUIPMENT--6.7%
             96,975 Advanced Energy Industries, Inc. (b)..     2,526,199
             48,350 Cohu, Inc.............................       925,903
            122,525 Cypress Semiconductor Corp. (b).......     2,617,134
             58,700 DSP Group, Inc. (b)...................     1,462,217
             30,350 FEI Co. (b)...........................       682,875
            115,900 Formfactor, Inc.......................     2,294,820
            100,550 Lam Research Corp. (b)................     3,247,765
            252,100 Mindspeed Technologies, Inc...........     1,726,885
            183,575 Pixelworks, Inc. (b)..................     2,026,668
             81,800 Power Integrations, Inc. (b)..........     2,737,028
             45,350 Semtech Corp. (b).....................     1,030,805
             65,150 Varian Semiconductor Equipment, Inc...     2,846,403
            252,675 Vitesse Semiconductor Corp............     1,483,202
                                                           -------------
                                                              25,607,904
                                                           -------------

                    SOFTWARE--5.6%
            172,650 Activision, Inc. (b)..................     3,142,230
            150,050 Actuate Corp. (b).....................       466,656
            197,275 Agile Software Corp. (b)..............     1,953,022
             37,987 Ascential Software Corp. (b)..........       985,003
            128,725 Aspen Technology, Inc. (b)............     1,320,719
             42,175 Concord Communications, Inc. (b)......       842,235
             24,100 Filenet Corp. (b).....................       652,628
             75,425 Inet Technologies, Inc. (b)...........       905,100
             47,975 MicroStrategy, Inc....................     2,517,728
             96,025 MSC.Software Corp. (b)................       907,436
            198,400 RSA Security, Inc.....................     2,817,280
             72,850 SafeNet, Inc..........................     2,241,594
            221,450 SkillSoft, Plc. (ADR) (b).............     1,915,542
             90,075 Witness Systems, Inc. (b).............       840,400
                                                           -------------
                                                              21,507,573
                                                           -------------

                    SPECIALTY RETAIL--4.6%
            101,425 Aeropostale, Inc......................     2,781,074
             24,575 Ann Taylor Stores Corp. (b)...........       958,425
             72,200 Cole National Corp. (b)...............     1,444,000
             33,250 Hughes Supply, Inc....................     1,649,865
             85,575 Party City Corp.......................     1,085,947
             79,700 Petco Animal Supplies, Inc............     2,426,865
             89,600 Sports Authority, Inc.................     3,440,640

 See accompanying notes to statement of investments and financial statements.

                                    MSF-238

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--3.1%


                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                     SPECIALTY RETAIL--(CONTINUED)
              45,425 The Men's Wearhouse, Inc............ $   1,136,079
              64,225 Tractor Supply Co. (b)..............     2,497,710
                                                          -------------
                                                             17,420,605
                                                          -------------

                     TEXTILES, APPARELS & LUXURY GOODS--0.3%
              34,850 Fossil, Inc. (b)....................       976,149
                                                          -------------

                     THRIFTS & MORTGAGE FINANCE--2.7%
             110,187 Bank Mutual Corp....................     1,255,030
              75,575 BankAtlantic Bancorp, Inc. (Class A)     1,435,925
              68,250 BankUnited Financial Corp. (b)......     1,760,168
             103,525 eSPEED, Inc. (b)....................     2,423,520
             104,945 First Niagara Financial Group, Inc..     1,564,730
              88,050 Provident Financial Services, Inc...     1,664,145
                                                          -------------
                                                             10,103,518
                                                          -------------

                     WATER UTILITIES--0.6%
              32,900 American State Water Co.............       822,500
              68,844 Philadelphia Suburban Corp..........     1,521,447
                                                          -------------
                                                              2,343,947
                                                          -------------

                     WIRELESS TELECOMMUNICATION SERVICES--0.6%
             177,050 At Road, Inc. (b)...................     2,354,765
                                                          -------------
                     Total Common Stocks
                      (Identified Cost $290,972,108).....   368,017,442
                                                          -------------

             FACE                                            VALUE
            AMOUNT                                          (NOTE 1)
         --------------------------------------------------------------

                      COMMERCIAL PAPER--3.1%
         $ 11,908,000 UBS Finance, Inc. 0.750%, 01/02/04. $  11,907,752
                                                          -------------
                      Total Short Term Investments
                       (Identified Cost $11,907,752).....    11,907,752
                                                          -------------
                      Total Investments--99.9%
                       (Identified Cost $302,879,860) (a)   379,925,194
                      Other assets less liabilities......       338,778
                                                          -------------
                      TOTAL NET ASSETS--100%............. $ 380,263,972
                                                          =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-239

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value........................            $379,925,194
      Cash........................................                   1,179
      Receivable for:
       Securities sold............................               1,435,606
       Fund shares sold...........................                 495,047
       Dividends..................................                 263,929
                                                              ------------
        Total Assets..............................             382,120,955
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $1,045,123
       Securities purchased.......................    468,297
       Withholding taxes..........................        479
      Accrued expenses:
       Management fees............................    288,790
       Service and distribution fees..............      3,914
       Deferred trustees fees.....................     22,317
       Other expenses.............................     28,063
                                                   ----------
        Total Liabilities.........................               1,856,983
                                                              ------------
    NET ASSETS....................................            $380,263,972
                                                              ============
      Net assets consist of:
       Capital paid in............................            $346,400,917
       Undistributed net investment income
        (loss)....................................                 193,791
       Accumulated net realized gains (losses)....             (43,376,070)
       Unrealized appreciation
        (depreciation) on investments.............              77,045,334
                                                              ------------
    NET ASSETS....................................            $380,263,972
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($348,406,362 divided by 1,838,067
     shares outstanding)..........................            $     189.55
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($98,356 divided by 522 shares
     outstanding).................................            $     188.59
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($31,759,254 divided by 168,086 shares
     outstanding).................................            $     188.95
                                                              ============
    Identified cost of investments................            $302,879,860
                                                              ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................            $  2,449,117 (a)
       Interest................................                 110,365
                                                           ------------
                                                              2,559,482

     EXPENSES
       Management fees......................... $2,937,874
       Service and distribution fees--Class B..         66
       Service and distribution fees--Class E..     28,785
       Directors' fees and expenses............     26,225
       Custodian...............................    128,439
       Audit and tax services..................     22,300
       Legal...................................      8,834
       Printing................................    107,666
       Insurance...............................      7,378
       Miscellaneous...........................      5,339
                                                ----------
       Total expenses..........................               3,272,906
                                                           ------------
     NET INVESTMENT INCOME (LOSS)..............                (713,424)
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              32,748,108
     Unrealized appreciation (depreciation) on:
       Investments--net........................              70,940,546
                                                           ------------
     Net gain (loss)...........................             103,688,654
                                                           ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................            $102,975,230
                                                           ============

(a)Net of foreign taxes of $838.

                See accompanying notes to financial statements.

                                    MSF-240

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (713,424) $     483,967
  Net realized gain (loss)..........................................   32,748,108    (41,896,537)
  Unrealized appreciation (depreciation)............................   70,940,546    (44,041,684)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  102,975,230    (85,454,254)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0       (387,987)
    Class E.........................................................            0         (2,383)
                                                                     ------------  -------------
                                                                                0       (390,370)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................            0       (390,370)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (14,431,376)   (31,102,557)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   88,543,854   (116,947,181)

NET ASSETS
  Beginning of the period...........................................  291,720,118    408,667,299
                                                                     ------------  -------------
  End of the period................................................. $380,263,972  $ 291,720,118
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    193,791  $     150,254
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 2003       DECEMBER 31, 2002
                                                               ----------------------  -----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  -------------
CLASS A
  Sales.......................................................  382,403  $ 60,855,965   581,606  $  90,411,078
  Reinvestments...............................................        0             0     2,394        387,987
  Redemptions................................................. (570,934)  (90,629,059) (850,874)  (131,509,959)
                                                               --------  ------------  --------  -------------
  Net increase (decrease)..................................... (188,531) $(29,773,094) (266,874) $ (40,710,894)
                                                               ========  ============  ========  =============
CLASS B
  Sales.......................................................      530  $     92,230         7  $       1,050
  Redemptions.................................................      (16)       (2,570)        0              0
                                                               --------  ------------  --------  -------------
  Net increase (decrease).....................................      514  $     89,660         7  $       1,050
                                                               ========  ============  ========  =============
CLASS E
  Sales.......................................................  108,092  $ 17,652,310    71,859  $  11,219,299
  Reinvestments...............................................        0             0        13          2,383
  Redemptions.................................................  (13,877)   (2,400,252)  (10,104)    (1,614,395)
                                                               --------  ------------  --------  -------------
  Net increase (decrease).....................................   94,215  $ 15,252,058    61,768  $   9,607,287
                                                               ========  ============  ========  =============
  Increase (decrease) derived from capital share transactions.  (93,802) $(14,431,376) (205,099) $ (31,102,557)
                                                               ========  ============  ========  =============

                See accompanying notes to financial statements.

                                    MSF-241

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                   CLASS A
                                              ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                2003      2002      2001      2000      1999
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD......... $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................    (0.34)     0.14      0.34      0.42      0.51
 Net realized and unrealized gain (loss) on
   investments...............................    51.00    (38.32)   (19.28)    10.13     48.23
                                              --------  --------  --------  --------  --------
 Total from investment operations............    50.66    (38.18)   (18.94)    10.55     48.74
                                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income....     0.00     (0.18)    (0.53)    (0.01)    (0.53)
 Distributions from net realized capital
   gains.....................................     0.00      0.00    (12.67)    (1.86)     0.00
 Distributions in excess of net realized
   capital gains.............................     0.00      0.00     (1.02)     0.00      0.00
                                              --------  --------  --------  --------  --------
 Total Distributions.........................     0.00     (0.18)   (14.22)    (1.87)    (0.53)
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD............... $ 189.55  $ 138.89  $ 177.25  $ 210.41  $ 201.73
                                              ========  ========  ========  ========  ========
TOTAL RETURN (%).............................     36.5     (21.6)     (8.8)      5.2      31.8
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.99      0.97      1.00      0.96      1.00
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --      0.97      1.00      0.95        --
Ratio of net investment income to average
 net assets (%)..............................    (0.21)     0.14      0.18      0.22      0.34
Portfolio turnover rate (%)..................      118        99       111       148       146
Net assets, end of period (000).............. $348,406  $281,477  $406,525  $486,439  $322,318
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................       --        --      1.00      0.95      1.10

                                                         CLASS B                            CLASS E
                                              -------------------------     ------------------------------------
                                                           JULY 30, 2002(A)                           MAY 1, 2001(A)
                                               YEAR ENDED      THROUGH       YEAR ENDED   YEAR ENDED     THROUGH
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                  2003           2002           2003         2002          2001
                                              ------------ ---------------- ------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $138.20        $144.89        $138.65      $177.03       $179.40
                                                -------        -------        -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     (0.24)          0.00          (0.37)        0.03          0.07
 Net realized and unrealized gain (loss) on
   investments...............................     50.63          (6.69)         50.67       (38.32)        (2.44)
                                                -------        -------        -------      -------       -------
 Total from investment operations............     50.39          (6.69)         50.30       (38.29)        (2.37)
                                                -------        -------        -------      -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income....      0.00           0.00           0.00        (0.09)         0.00
                                                -------        -------        -------      -------       -------
 Total Distributions.........................      0.00           0.00           0.00        (0.09)         0.00
                                                -------        -------        -------      -------       -------
NET ASSET VALUE, END OF PERIOD...............   $188.59        $138.20        $188.95      $138.65       $177.03
                                                =======        =======        =======      =======       =======
TOTAL RETURN (%).............................      36.5           (4.6)(b)       36.3        (21.6)         (1.3)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........      1.24           1.22 (c)       1.14         1.12          1.15 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        --           1.22 (c)         --         1.12          1.15 (c)
Ratio of net investment income to average
 net assets (%)..............................     (0.46)          0.00 (c)      (0.37)       (0.01)         0.03 (c)
Portfolio turnover rate (%)..................       118             99            118           99           111
Net assets, end of period (000)..............   $    98        $     1        $31,759      $10,242       $ 2,142
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        --             --             --           --         1.15 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-242

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.5% OF TOTAL NET ASSETS


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                AEROSPACE & DEFENSE--1.3%
         10,578 AAR Corp.................................... $     158,141
          2,949 Applied Signal Technology, Inc..............        67,856
          6,834 Armor Holdings, Inc. (b)....................       179,803
         10,366 Aviall, Inc. (b)............................       160,777
          5,113 Cubic Corp. (c).............................       117,599
          5,422 Curtiss Wright Corp.........................       244,044
          7,665 DRS Technologies, Inc. (b)..................       212,934
          2,022 Ducommun, Inc. (b)..........................        45,192
          5,132 EDO Corp....................................       126,504
          6,224 Engineered Support Systems, Inc.............       342,693
          6,861 Esterline Technologies Corp.................       182,983
          8,456 Gencorp, Inc................................        91,071
          3,711 Heico Corp. (c).............................        67,540
          3,248 Herley Industries, Inc. (b).................        67,234
          5,655 Invision Technologies, Inc. (b) (c).........       189,838
          6,093 Kaman Corp..................................        77,564
          3,247 KVH Industries, Inc. (b) (c)................        89,195
          6,856 Mercury Computer Systems, Inc. (b)..........       170,714
          5,608 Moog, Inc. (b)..............................       277,035
          1,980 MTC Technologies, Inc. (b)..................        63,796
         15,203 Orbital Sciences Corp. (b) (c)..............       182,740
          1,639 Sequa Corp. (Class A) (b)...................        80,311
         10,579 Teledyne Technologies, Inc. (b).............       199,414
          4,700 Triumph Group, Inc. (b).....................       171,080
          4,370 United Industrial Corp......................        78,878
          3,147 World Fuel Services Corp. (c)...............       106,841
                                                             -------------
                                                                 3,751,777
                                                             -------------

                AIR FREIGHT & COURIERS--0.1%
         11,551 EGL, Inc. (b)...............................       202,836
          4,239 Forward Air Corp. (b).......................       116,572
                                                             -------------
                                                                   319,408
                                                             -------------

                AIRLINES--0.9%
         24,502 AirTran Holdings, Inc. (b) (c)..............       291,574
          7,947 Alaska Air Group, Inc.......................       216,874
          9,945 America West Holding Corp. (Class B) (b) (c)       123,318
         51,100 AMR Corp. (b)...............................       661,746
         13,669 Atlantic Coast Airlines Holdings, Inc. (b)..       135,323
         21,515 Continental Airlines, Inc. (Class B) (b) (c)       350,049
          9,902 ExpressJet Holdings, Inc. (b)...............       148,530
          9,822 Frontier Airlines, Inc. (b).................       140,062
          8,385 Mesa Air Group, Inc. (b) (c)................       104,980
         19,939 Northwest Airlines Corp. (b) (c)............       251,630
         18,858 SkyWest, Inc................................       341,707
                                                             -------------
                                                                 2,765,793
                                                             -------------

                AUTO COMPONENTS--1.0%
          4,734 Aftermarket Technology Corp. (b)............        64,950
          3,759 Bandag, Inc.................................       154,871
         14,560 Collins & Aikman Corp. (b) (c)..............        63,045
         21,389 Cooper Tire & Rubber Co.....................       457,297
          6,854 Dura Automotive Systems, Inc. (b)...........        87,526
         15,706 Federal Signal Corp.........................       275,169

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  AUTO COMPONENTS--(CONTINUED)
            3,828 Keystone Automotive Industries, Inc. (b) $      97,078
            4,743 Midas, Inc. (b).........................        67,825
            7,634 Modine Manufacturing Co.................       205,965
            2,775 Sauer-Danfoss, Inc......................        44,955
            3,503 Stoneridge, Inc. (b)....................        52,720
              979 Strattec Security Corp. (b).............        59,631
            7,309 Superior Industries International, Inc..       318,088
           14,015 Tenneco Automotive, Inc. (b)............        93,760
           49,352 The Goodyear Tire & Rubber Co. (c)......       387,907
           16,737 Tower Automotive, Inc. (b)..............       114,314
           42,786 Visteon Corp............................       445,402
                                                           -------------
                                                               2,990,503
                                                           -------------

                  AUTOMOBILES--0.3%
            3,986 Coachmen Industries, Inc................        72,186
            8,385 Monaco Coach Corp. (b)..................       199,563
            5,857 Thor Industries, Inc....................       329,281
            4,091 Winnebago Industries, Inc. (c)..........       281,256
                                                           -------------
                                                                 882,286
                                                           -------------

                  BEVERAGES--0.1%
            2,640 Boston Beer, Inc. (b) (c)...............        47,890
            1,254 Coca-Cola Bottling Co...................        67,076
            3,249 The Robert Mondavi Corp. (b)............       126,191
                                                           -------------
                                                                 241,157
                                                           -------------

                  BIOTECHNOLOGY--3.5%
           28,782 Abgenix, Inc. (b).......................       358,624
            6,852 Aclara Biosciences, Inc. (b)............        25,010
            8,652 Albany Molecular Research, Inc. (b).....       129,953
            4,931 Alexion Pharmaceuticals, Inc. (b) (c)...        83,926
           21,063 Alkermes, Inc. (b) (c)..................       284,350
           11,310 Aphton Corp. (b) (c)....................        67,860
           23,597 Applera Corp. (b).......................       328,234
            4,880 Arena Pharmaceuticals, Inc. (b) (c).....        30,256
           18,423 Avant Immunotherapeutics, Inc. (b) (c)..        50,479
            6,461 AVI BioPharma, Inc. (b).................        26,296
           20,795 Biomarin Pharmaceutical, Inc. (b).......       161,556
            7,353 Biopure Corp. (b) (c)...................        17,500
            1,844 Bioreliance Corp. (b)...................        88,180
           11,353 Cell Genesys, Inc. (b)..................       146,908
            9,548 Cell Therapeutics, Inc. (b) (c).........        83,068
            8,467 Cepheid, Inc. (b) (c)...................        81,114
            7,139 Ciphergen Biosystems, Inc. (b) (c)......        80,242
           15,079 Corixa Corp. (b) (c)....................        91,077
            9,768 Cubist Pharmaceuticals, Inc. (b) (c)....       118,779
           11,646 CuRagen Corp. (b).......................        85,365
            9,260 CV Therapeutics, Inc. (b)...............       135,752
           13,945 Decode Genetics, Inc. (b) (c)...........       114,210
            4,926 Digene Corp. (b) (c)....................       197,533
            6,478 Diversa Corp. (b).......................        59,922
           10,839 Encysive Pharmaceuticals, Inc. (b)......        97,009
            7,369 Enzo Biochem, Inc. (b) (c)..............       131,979
           14,015 Enzon Pharmaceuticals, Inc. (b) (c).....       168,180

 See accompanying notes to statement of investments and financial statements.

                                    MSF-243

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   BIOTECHNOLOGY--(CONTINUED)
             4,895 Exact Sciences Corp. (b) (c)........... $      49,537
            14,430 Exelixis, Inc. (b).....................       102,164
            15,579 Gen-Probe, Inc. (b)....................       568,166
             9,436 Gene Logic, Inc. (b)...................        48,973
             4,312 Genencor International, Inc. (b).......        67,914
            14,787 Genta, Inc. (b) (c)....................       153,933
            12,597 Geron Corp. (b) (c)....................       125,592
            12,561 ILEX Oncology, Inc. (b)................       266,921
             9,948 Immunogen, Inc. (b)....................        50,237
            13,826 Immunomedics, Inc. (b) (c).............        63,047
            21,811 Incyte Genomics, Inc. (b)..............       149,187
            10,548 Indevus Pharmaceuticals, Inc. (b) (c)..        62,128
            12,685 ISIS Pharmaceuticals, Inc. (b) (c).....        82,452
             3,461 KOS Pharmaceuticals, Inc. (b) (c)......       148,961
             4,249 Kosan Biosciences, Inc. (b)............        41,895
             9,572 La Jolla Pharmaceutical Co. (b)........        41,064
             9,189 Lexicon Genetics, Inc. (b) (c).........        54,123
             4,525 Luminex Corp. (b) (c)..................        42,445
             7,422 Martek Biosciences Corp. (b) (c).......       482,207
             7,779 Maxygen, Inc. (b)......................        82,691
            22,249 Medarex, Inc. (b) (c)..................       138,611
             9,328 Myriad Genetics, Inc. (b) (c)..........       119,958
            16,469 Nabi Biopharmaceuticals (b) (c)........       209,321
             3,549 Neopharm, Inc. (b) (c).................        65,018
             5,793 Neose Technologies, Inc. (b)...........        53,296
            15,520 Nuvelo, Inc. (c).......................        53,854
             9,428 Onyx Pharmaceuticals, Inc. (b).........       266,152
            11,323 Orasure Technologies, Inc. (b).........        90,131
            12,669 OSI Pharmaceuticals, Inc. (b) (c)......       408,068
            26,421 Peregrine Pharmaceuticals, Inc. (b) (c)        58,390
             9,511 Pharmacopeia, Inc. (b).................       135,151
            14,068 Praecis Pharmaceuticals, Inc. (b)......        90,598
             2,792 Progenics Pharmaceuticals, Inc. (b)....        52,657
            12,117 Regeneron Pharmaceuticals, Inc. (b) (c)       178,241
             9,266 Repligen Corp. (b) (c).................        40,492
            15,895 Savient Pharmaceuticals, Inc. (b)......        73,276
            12,415 Sciclone Pharmaceuticals, Inc. (b) (c).        84,174
             6,527 Seattle Genetics, Inc. (b) (c).........        56,002
             7,495 Serologicals Corp. (b) (c).............       139,407
             7,862 Tanox, Inc. (b) (c)....................       116,751
            13,328 Techne Corp. (b).......................       503,532
            10,554 Telik, Inc. (b) (c)....................       242,848
             7,481 Third Wave Technologies, Inc. (b)......        34,039
             9,718 Transkaryotic Therapies, Inc. (b) (c)..       151,698
            14,450 Tularik, Inc. (b) (c)..................       233,367
             5,748 United Therapeutics Corp. (b) (c)......       131,917
            25,086 Vertex Pharmaceuticals, Inc. (b).......       256,630
            15,145 Vicuron Pharmaceuticals, Inc. (b)......       282,454
             5,091 Zymogenetics, Inc. (b) (c).............        78,911
                                                           -------------
                                                              10,271,943
                                                           -------------

                   BUILDING PRODUCTS--0.9%
             2,625 Aaon, Inc. (b).........................        50,951
             1,825 American Woodmark Corp.................       100,466
             7,709 Apogee Enterprises, Inc................        87,497
             2,468 Drew Industries, Inc. (b)..............        68,611

                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                    BUILDING PRODUCTS--(CONTINUED)
              6,457 ElkCorp............................. $     172,402
              8,946 Griffon Corp. (b)...................       181,246
             24,746 Jacuzzi Brands, Inc.................       175,449
             13,491 Lennox International, Inc...........       225,300
              6,214 NCI Building Systems, Inc. (b)......       148,515
              4,792 Simpson Manufacturing, Inc. (b).....       243,721
              2,481 Trex, Inc. (b) (c)..................        94,228
              5,156 Universal Forest Products, Inc......       165,920
             12,023 USG Corp. (b) (c)...................       199,221
              6,233 Watsco, Inc.........................       141,676
             12,998 York International Corp.............       478,327
                                                         -------------
                                                             2,533,530
                                                         -------------

                    CAPITAL MARKETS--0.5%
              6,872 Affiliated Managers Group, Inc. (b).       478,223
             15,456 Investment Technology Group, Inc....       249,614
             22,142 Knight Trading Group, Inc. (b)......       324,159
              8,320 MCG Capital Corp. (c)...............       162,240
              3,310 Sanders Morris Haris Group, Inc. (c)        41,044
              6,443 Soundview Technology Group, Inc. (b)        99,802
              4,630 SWS Group, Inc......................        82,414
                                                         -------------
                                                             1,437,496
                                                         -------------

                    CHEMICALS--2.1%
              9,504 A. Schulman, Inc....................       202,625
             10,456 Albemarle Corp......................       313,366
              6,534 Arch Chemicals, Inc.................       167,662
             11,412 Calgon Carbon Corp. (c).............        70,869
              6,424 Cambrex Corp........................       162,270
             37,516 Crompton Corp.......................       268,990
              4,951 Ethyl Corp. (b).....................       108,278
             11,644 Ferro Corp. (c).....................       316,833
             11,465 FMC Corp............................       391,300
              8,919 Georgia Gulf Corp...................       257,581
             11,873 Great Lakes Chemical Corp...........       322,827
              9,326 H.B. Fuller Co......................       277,355
             29,654 Hercules, Inc. (b)..................       361,779
             35,591 IMC Global, Inc.....................       353,419
              1,213 Kronos Worldwide, Inc. (c)..........        26,918
              8,894 MacDermid, Inc......................       304,531
             22,342 Millennium Chemicals, Inc. (c)......       283,297
              5,700 Minerals Technologies, Inc..........       337,725
              2,425 NL Industries, Inc..................        28,372
              2,745 Octel Corp..........................        54,049
             17,627 Olin Corp...........................       353,598
              9,368 OM Group, Inc.......................       245,348
              9,810 Omnova Solutions, Inc. (b)..........        47,088
             30,268 PolyOne Corp........................       193,413
              3,229 Quaker Chemical Corp................        99,292
              7,596 Spartech Corp.......................       187,165
              1,805 Stepan Co. (c)......................        46,298
              7,668 Symyx Technologies, Inc. (b)........       157,577
              9,804 Valhi, Inc..........................       146,668
             21,867 W.R. Grace & Co. (b)................        56,198
                                                         -------------
                                                             6,142,691
                                                         -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-244

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 COMMERCIAL BANKS--9.1%
           3,936 1st Source Corp. (c)....................... $      84,663
           2,778 ABC Bancorp................................        44,365
           3,271 Alabama National Bancorp...................       171,891
           4,255 Allegiant Bancorp, Inc.....................       119,353
           7,953 Amcore Financial, Inc......................       214,890
           1,659 American National Bankshares, Inc. (c).....        43,930
           3,081 Americanwest Bancorp (b) (c)...............        70,247
           6,914 Anchor Bancorp Wisconsin, Inc..............       172,159
           3,317 Arrow Financial Corp.......................        92,113
           1,068 Bancfirst Corp.............................        62,694
           2,411 Banctrust Financial Group, Inc. (c)........        38,624
           5,282 Bank of Granite Corp.......................       115,042
           3,236 Bank of the Ozarks, Inc. (c)...............        72,842
           2,810 Banner Corp................................        70,672
          20,972 Bay View Capital Corp. (b).................        44,880
           6,605 Boston Private Financial Holdings, Inc. (c)       164,068
           2,104 Bryn Mawr Bank Corp. (c)...................        51,527
           2,354 BSB Bancorp, Inc...........................        92,983
           1,144 C & F Financial Corp. (c)..................        45,417
           3,279 Camden National Corp.......................        99,550
           2,901 Capital City Bank Group, Inc. (b) (c)......       133,417
           1,687 Capital Corp. of The West..................        66,873
           2,901 Capitol Bancorp, Ltd.......................        82,388
           5,033 Cascade Bancorp (c)........................        96,936
           7,073 Cathay Bancorp, Inc........................       393,825
           1,916 Cavalry Bancorp, Inc. (c)..................        33,664
             996 CB Bancshares, Inc.........................        62,350
           2,346 CCBT Financial Cos., Inc...................        81,993
           2,663 Center Bancorp, Inc. (c)...................        52,355
           2,342 Central Coast Bancorp (b)..................        42,484
           3,833 Central Pacific Financial Corp.............       115,143
           1,383 Century Bancorp, Inc. (c)..................        49,041
           7,387 Chemical Financial Corp....................       268,813
          10,958 Chittenden Corp............................       368,627
          14,145 Citizens Banking Corp......................       462,824
           3,115 Citizens South Banking Corp. (c)...........        43,454
           2,666 City Bank..................................        86,645
           5,517 City Holdings Co. (c)......................       193,095
           1,229 CNB Financial Corp. (c)....................        51,716
           2,176 Cobiz, Inc. (c)............................        40,082
           1,620 Columbia Bancorp...........................        51,759
           2,701 Columbia Bancorp (Oregon) (c)..............        46,592
           4,428 Columbia Banking Systems, Inc. (b).........        95,910
           1,221 Commercial Bankshares, Inc.................        40,977
          14,183 Commercial Federal Corp....................       378,828
           3,744 Community Bank Systems, Inc................       183,456
           3,177 Community Bank, Inc........................       124,888
           4,454 Community Trust Bancorp, Inc...............       134,508
           5,466 Corus Bankshares, Inc......................       172,507
          11,318 CVB Financial Corp.........................       218,322
           7,275 Dime Community Bancorp, Inc................       223,779
           7,594 East West Bancorp, Inc.....................       407,646
           1,691 Eastern Virginia Bankshares, Inc...........        48,753
           1,418 Exchange National Bancshares, Inc. (c).....        51,261
           1,685 Farmers Capital Bank Corp..................        57,307
           2,776 Financial Institutions, Inc. (c)...........        78,366

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                COMMERCIAL BANKS--(CONTINUED)
          2,999 First Bancorp............................... $      94,199
          2,459 First Busey Corp............................        66,393
          9,794 First Charter Corp..........................       191,473
          1,476 First Citizens Banc Corp....................        41,918
          1,938 First Citizens BancShares, Inc..............       235,525
         19,026 First Commonwealth Financial Corp...........       271,311
          4,070 First Community Bancorp, Inc................       147,090
          3,168 First Community Bancshares, Inc.............       105,051
          5,624 First Federal Capital Corp..................       126,652
          1,157 First Federal Financial Corp of Kentucky (c)        29,099
         11,494 First Financial Bancorp.....................       183,329
          5,049 First Financial Bankshares, Inc. (c)........       210,543
          4,482 First Financial Corp........................       134,505
          4,175 First Financial Holdings, Inc...............       130,510
          4,689 First Indiana Corp..........................        87,919
          1,171 First M&F Corp..............................        44,381
          6,051 First Merchants Corp........................       154,422
          3,169 First National Corp.........................        95,102
          1,809 First Oak Brook Bancshares, Inc.............        54,288
          3,447 First Republic Bank (b).....................       123,403
          6,737 First Sentinel Bancorp, Inc. (c)............       141,881
            861 First South Bancorp, Inc. (c)...............        31,427
          2,468 First State Bancorp.........................        85,763
          2,090 First United Corp...........................        50,933
          1,904 FirstBank Corp. (Michigan)..................        59,318
          5,575 FirstFed Financial Corp. (b)................       242,512
          1,710 FNB Corp. (North Carolina)..................        36,218
          1,634 FNB Corp. (Virginia)........................        48,530
          1,674 Foothill Independent Bancorp................        39,607
          1,645 Franklin Financial Corp.....................        50,534
          5,439 Frontier Financial Corp. (c)................       180,357
          1,607 GB&T Bancshares, Inc........................        37,973
          2,860 German American Bancorp (c).................        50,054
          5,908 Glacier Bancorp, Inc........................       191,419
         10,991 Gold Banc Corp., Inc........................       154,533
          2,244 Great Southern Bancorp, Inc.................       104,054
         16,983 Greater Bay Bancorp (c).....................       483,676
          1,940 Greater Community Bancorp...................        32,922
          2,018 Greene County Bancshares, Inc. (c)..........        46,979
          4,215 Hancock Holding Co..........................       230,013
          3,923 Hanmi Financial Corp........................        77,558
          6,890 Harbor Florida Bancshares, Inc..............       204,702
          7,819 Harleysville National Corp. (c).............       235,352
          3,117 Heartland Financial USA, Inc. (c)...........        57,976
          3,904 Heritage Commerce Corp. (b) (c).............        47,824
          4,121 Humboldt Bancorp (c)........................        72,200
          2,047 IBERIABANK Corp.............................       120,773
            907 IBT Bancorp, Inc............................        53,722
          3,893 Independent Bank Corp. (Massachusetts)......       112,196
          6,184 Independent Bank Corp. (Michigan)...........       175,378
          5,066 Integra Bank Corp. (c)......................       111,335
          3,401 Interchange Financial Services Corp.........        86,045
          5,134 Irwin Financial Corp. (c)...................       161,208
          3,394 Lakeland Bancorp, Inc. (c)..................        54,508
          1,436 Lakeland Financial Corp.....................        50,720
          1,704 LNB Bancorp, Inc............................        34,591

 See accompanying notes to statement of investments and financial statements.

                                    MSF-245

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   COMMERCIAL BANKS--(CONTINUED)
             5,212 Local Financial Corp. (b)............. $     108,618
             2,390 LSB Bancshares, Inc...................        41,586
             2,783 Macatawa Bank Corp....................        78,787
             9,251 MAF Bancorp, Inc......................       387,609
             4,406 Main Street Bank, Inc. (c)............       116,759
             1,750 Mainsource Financial Group, Inc.......        53,683
             5,742 MB Financial, Inc.....................       209,009
             5,287 MBT Financial Corp. (c)...............        87,288
             1,638 Mercantile Bankcorp...................        59,787
             1,186 Merchants Bancshares, Inc.............        36,232
             8,118 Mid-State Bancshares..................       206,522
             3,558 Midwest Bank Holdings, Inc............        79,166
             4,346 Nara Bancorp, Inc.....................       118,646
             1,197 National Bankshares, Inc. (Virginia)..        60,137
             7,107 National Penn Bancshares, Inc. (c)....       228,277
             1,956 NBC Capital Corp......................        52,167
            10,631 NBT Bancorp, Inc......................       227,929
            16,110 Net.Bank, Inc. (b)....................       215,068
             1,090 Northern States Financial Corp. (c)...        31,512
             2,840 Oceanfirst Financial Corp.............        77,134
            13,008 Ocwen Financial Corp. (b) (c).........       115,251
             2,450 Old Second Bancorp, Inc...............       121,275
             2,685 Omega Financial Corp..................       103,346
             4,585 Oriental Financial Group, Inc.........       117,829
             2,603 PAB Bankshares, Inc. (c)..............        40,451
            10,917 Pacific Capital Bancorp...............       401,964
             2,321 Patriot Bank Corp.....................        66,404
             2,725 Peapack Gladstone Financial Corp. (c).        84,475
             3,164 Pennrock Financial Services Corp......        98,337
             1,151 Penns Woods Bancorp, Inc. (c).........        53,752
             3,541 Peoples Bancorp, Inc. (c).............       104,495
             3,266 Peoples Holding Co. (c)...............       107,762
             4,312 PFF Bancorp, Inc......................       156,439
             1,519 PrivateBankcorp, Inc. (c).............        69,145
             4,492 Prosperity Bancshares, Inc. (c).......       101,160
             6,015 R & G Financial Corp. (Class B).......       239,397
            18,106 Republic Bancorp, Inc.................       244,253
             3,399 Republic Bancorp, Inc. (Class A) (c)..        66,416
             2,477 Republic Bancshares, Inc..............        77,951
             1,569 Resourses Bankshares Corp.............        49,471
             5,182 Riggs National Corp. (c)..............        85,658
             1,548 Royal Bancshares of Pennsylvania, Inc.        39,474
             8,613 S & T Bancorp, Inc....................       257,529
             3,103 S. Y. Bancorp, Inc. (c)...............        63,798
             4,800 Sandy Spring Bancorp, Inc. (c)........       179,520
             3,136 Seacoast Banking Corp.................        54,441
             8,010 Seacoast Financial Services Corp......       219,554
             2,304 Second Bancorp, Inc. (c)..............        60,826
             1,327 Security Bank Corp....................        41,801
             1,792 Shore Bancshares, Inc.................        68,257
             9,574 Silicon Valley Bancshares.............       345,334
             4,677 Simmons First National Corp...........       130,488
            18,708 South Financial Group, Inc............       521,205
             2,007 Southern Financial Bancorp, Inc.......        86,441
             3,015 Southside Bancshares, Inc. (c)........        55,778
             8,983 Southwest Bancorp of Texas, Inc.......       348,990

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     -------------------------------------------------------------------------

                COMMERCIAL BANKS--(CONTINUED)
          2,886 Southwest Bancorp, Inc. (Oklahoma)........... $      51,602
          2,178 State Bancorp, Inc...........................        52,838
          1,797 State Financial Services Corp................        47,728
          4,287 Sterling Bancorp.............................       122,179
         12,536 Sterling Bancshares, Inc.....................       167,105
          5,572 Sterling Financial Corp. (Pennsylvania)......       154,623
          4,492 Sterling Financial Corp. (Washington) (b) (c)       153,761
          3,640 Suffolk Bancorp (c)..........................       125,689
          1,519 Summit Bankshares, Inc.......................        42,319
          3,078 Sun Bancorp, Inc. (New Jersey) (b)...........        81,259
          1,511 Sun Bancorp, Inc. (Pennsylvania) (c).........        28,649
         12,533 Susquehanna Bancshares, Inc..................       313,450
          7,843 Texas Regional Bancshares, Inc...............       290,191
            983 The First of Long Island Corp................        42,269
          6,022 The Trust Co. of New Jersey..................       238,953
          2,684 Tompkins Trustco, Inc........................       123,598
          1,451 TriCo Bancshares.............................        45,794
         25,790 TrustCo Bank Corp. (c).......................       339,138
         13,687 UCBH Holdings, Inc...........................       533,382
          5,368 UMB Financial Corp...........................       255,195
         10,025 Umpqua Holdings Corp.........................       208,420
          3,102 Union Bankshares Corp........................        94,611
          5,637 United Community Bank, Inc. (c)..............       185,457
          9,993 United Community Financial Corp. (c).........       114,020
          6,221 United National Bancorp......................       222,276
          2,155 United Security Bancshares, Inc. (c).........        62,387
          7,422 Unizan Financial Corp........................       150,295
          5,044 USB Holding, Inc. (b) (c)....................        97,803
          1,712 Virginia Commerce Bancorp, Inc. (b) (c)......        54,835
          1,989 Virginia Financial Group, Inc. (c)...........        70,649
         22,751 W Holding Co., Inc...........................       423,398
          4,321 Washington Trust Bancorp, Inc................       113,210
          1,712 Wayne Bancorp, Inc...........................        46,091
          6,877 Wesbanco, Inc................................       190,424
          5,309 West Bancorp, Inc. (c).......................        91,846
          5,829 West Coast Bancorp (c).......................       124,391
          3,830 Westcorp.....................................       139,986
          1,231 Western Sierra Bancorp (b) (c)...............        57,857
          2,616 Westfield Financial, Inc.....................        62,156
          5,715 Wintrust Financial Corp......................       257,746
          2,698 Yadkin Valley Bank & Trust Co................        46,136
          2,780 Yardville National Bancorp...................        71,557
                                                              -------------
                                                                 26,944,254
                                                              -------------

                COMMERCIAL SERVICES & SUPPLIES--4.0%
         12,249 ABM Industries, Inc. (b).....................       213,255
         11,582 ActivCard Corp. (b)..........................        91,266
          5,230 Administaff, Inc. (b) (c)....................        90,897
          2,416 Angelica Corp................................        53,152
          9,749 Arbitron, Inc. (b)...........................       406,728
          7,761 Banta Corp...................................       314,320
         11,101 Bowne & Co., Inc.............................       150,530
          3,915 Bright Horizons Family Solutions, Inc. (b)...       164,430
          4,515 Casella Waste Systems, Inc. (b)..............        61,810
          3,382 CCC Information Services Group, Inc. (b).....        57,156

 See accompanying notes to statement of investments and financial statements.

                                    MSF-246

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
        4,048 CDI Corp........................................ $     132,572
        6,047 Central Parking Corp. (c).......................        90,282
       27,020 Century Business Services, Inc. (b).............       120,779
        2,001 Charles River Associates, Inc. (b)..............        64,012
        5,201 Clark, Inc. (b) (c).............................       100,067
        7,163 Coinstar, Inc. (b) (c)..........................       129,364
        3,708 Consolidated Graphics, Inc. (b).................       117,099
        3,593 Cornell Cos., Inc. (b)..........................        49,044
        4,394 CoStar Group, Inc. (b)..........................       183,142
        3,589 CPI Corp. (c)...................................        72,534
       17,146 CSG Systems International, Inc. (b).............       214,154
       18,375 Darling International, Inc. (b).................        50,715
       16,617 eFunds Corp. (b)................................       288,305
        5,559 Electro Rent Corp. (b)..........................        74,157
        5,451 Ennis Business Forms, Inc.......................        83,400
       12,858 Exult, Inc. (b) (c).............................        91,549
        4,693 First Consulting Group (b)......................        26,422
       13,495 FTI Consulting, Inc. (b) (c)....................       315,378
        6,410 G&K Services, Inc...............................       235,567
        4,624 Gevity HR, Inc. (c).............................       102,838
       10,135 Headwaters, Inc. (b)............................       198,849
        2,640 Healthcare Services Group, Inc. (b).............        50,926
        4,922 Heidrick & Struggles International, Inc. (b) (c)       107,300
        2,562 Hudson Highland Group, Inc. (b).................        61,104
        4,876 Imagistics International, Inc. (b)..............       182,850
        9,915 InfoUSA, Inc. (b) (c)...........................        73,569
        2,847 Insurance Auto Auctions, Inc. (b)...............        37,153
        5,778 Ionics, Inc. (b)................................       184,029
        1,752 iPayment, Inc. (b)..............................        59,568
        9,491 John H. Harland Co..............................       259,104
        5,528 Kelly Services, Inc. (Class A)..................       157,769
       10,273 Korn/Ferry International, Inc. (b)..............       137,042
       11,821 Kroll, Inc. (b).................................       307,346
       13,312 Labor Ready, Inc. (b)...........................       174,387
        2,636 Landauer, Inc...................................       107,496
        2,906 Learning Tree International, Inc. (b) (c).......        50,535
        7,685 Lightbridge, Inc. (b)...........................        69,934
        2,489 McGrath Rent Corp...............................        67,825
        3,555 Medis Technologies, Ltd. (b) (c)................        38,039
        4,104 Medquist, Inc. (b)..............................        65,910
        2,518 MemberWorks, Inc. (b) (c).......................        68,414
        4,435 Mobile Mini, Inc. (b) (c).......................        87,458
        2,630 National Processing, Inc. (b)...................        61,937
       12,995 Navigant Consulting Co. (b) (c).................       245,086
        5,997 NCO Group, Inc. (b).............................       136,552
       11,420 NDCHealth Corp..................................       292,580
        3,145 New England Business Service, Inc...............        92,777
        5,197 PrePaid Legal Services, Inc. (b) (c)............       135,746
       12,961 PRG-Shultz International, Inc. (b) (c)..........        63,509
        4,011 Princeton Review, Inc. (b)......................        39,107
        6,507 Right Management Consultants, Inc. (b)..........       121,421
        7,014 Rollins, Inc....................................       158,166
        3,250 Roto-Rooter, Inc................................       149,825
       15,295 Sotheby's Holdings, Inc. (Class A) (b)..........       208,930
        5,056 SOURCECORP, Inc. (b)............................       129,585
       19,619 Spherion Corp. (b)..............................       192,070

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
            3,496 Strayer Education, Inc................... $     380,470
           11,526 Sylvan Learning Systems, Inc. (b)........       331,834
           10,595 Teletech Holdings, Inc. (b)..............       119,723
           16,444 Tetra Technologies, Inc. (b).............       408,798
           17,804 The Brink's Co...........................       402,548
            4,722 The Standard Register Co. (c)............        79,471
            3,921 TRC Cos., Inc. (b) (c)...................        82,576
           10,005 United Stationers, Inc. (b)..............       409,405
            2,277 Volt Information Sciences, Inc. (b)......        51,460
            2,445 Wackenhut Corrections Corp. (b)..........        55,746
            9,251 Waste Connections, Inc. (b)..............       349,410
           10,814 Watson Wyatt & Co. Holdings (b)..........       261,158
                                                            -------------
                                                               11,651,421
                                                            -------------

                  COMMUNICATION EQUIPMENT--2.5%
           35,128 Adaptec, Inc. (b)........................       310,180
            8,998 Anaren Microwave, Inc. (b)...............       127,052
           48,408 Andrew Corp. (b).........................       557,176
           17,792 Arris Group, Inc. (b) (c)................       128,814
            9,967 Aspect Communications, Inc. (b)..........       157,080
            4,556 Audiovox Corp. (b).......................        58,499
           15,916 Avanex Corp. (b) (c).....................        79,421
            3,876 Bel Fuse, Inc. (Class B).................       126,474
            5,584 Black Box Corp. (c)......................       257,255
            7,795 C-COR.net Corp. (b)......................        86,758
           14,025 Cable Design Technologies Corp. (b) (c)..       126,085
            9,699 Centillium Communications, Inc. (b)......        54,605
            5,278 Ceva, Inc. (c)...........................        54,891
           18,589 CommScope, Inc. (b)......................       303,558
            7,813 Computer Network Technology Corp. (b) (c)        74,536
            3,773 Comtech Telecommunications Corp. (b) (c).       108,927
          100,868 Corvis Corp. (b).........................       171,476
            8,765 Ditech Communications Corp. (b)..........       167,412
            9,320 Echelon Corp. (b) (c)....................       103,825
           66,670 Enterasys Networks, Inc. (b).............       250,012
           34,949 Extreme Networks, Inc. (b)...............       251,982
            7,336 F5 Networks, Inc. (b)....................       184,134
           13,487 FalconStor Software, Inc. (b) (c)........       117,876
           45,876 Finisar Corp. (b) (c)....................       143,592
           20,082 Harmonic, Inc. (b) (c)...................       145,595
            6,138 Inter-Tel, Inc...........................       153,327
            6,523 Ixia (b).................................        76,319
           33,161 MRV Communications, Inc. (b) (c).........       124,685
            7,562 Network Equipment Technologies, Inc. (b).        83,182
           18,102 New Focus, Inc. (b)......................        90,872
           28,585 Oplink Communications, Inc. (b)..........        68,318
            7,945 PC-TEL, Inc. (b).........................        84,296
           13,125 Plantronics, Inc. (b)....................       428,531
           21,721 Powerwave Technologies, Inc. (b) (c).....       166,166
           34,132 Proxim Corp. (b).........................        57,000
           55,709 Redback Networks, Inc. (b) (c)...........        12,869
           18,365 REMEC, Inc. (b) (c)......................       154,450
           64,881 Sonus Networks, Inc. (b).................       490,500
            4,565 Spectralink Corp. (b)....................        87,511
           27,509 Stratex Networks, Inc (b)................       116,913

 See accompanying notes to statement of investments and financial statements.

                                    MSF-247

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  COMMUNICATION EQUIPMENT--(CONTINUED)
           52,045 Sycamore Networks, Inc. (b)............. $     272,716
           12,518 Symmetricom, Inc. (b)...................        91,131
           15,755 Tekelec, Inc. (b).......................       244,990
           17,687 Terayon Communication Systems, Inc. (b).        79,592
            4,486 Tollgrade Communications, Inc. (b) (c)..        78,640
            6,892 Viasat, Inc. (b) (c)....................       131,913
           14,599 Westell Technologies, Inc. (b)..........        92,120
            7,867 Zhone Technologies, Inc. (c)............        38,863
                                                           -------------
                                                               7,372,119
                                                           -------------

                  COMPUTER & PERIPHERALS--1.4%
           20,587 Advanced Digital Information Corp. (b)..       288,218
            3,685 Applied Films Corp. (b).................       121,679
            9,265 Avid Technology, Inc. (b) (c)...........       444,720
           16,824 Concurrent Computer Corp. (b)...........        73,521
           21,483 Cray, Inc. (b)..........................       213,326
           11,499 Dot Hill Systems Corp. (b)..............       174,210
            2,404 Drexler Technology Corp. (b) (c)........        32,863
           15,200 Electronics for Imaging, Inc. (b).......       395,504
           71,079 Gateway, Inc. (b).......................       326,963
            8,041 Hutchinson Technology, Inc. (b).........       247,180
            8,369 Hypercom Corp. (b)......................        39,836
            9,070 InFocus Corp. (b).......................        87,798
            5,111 Innovex, Inc. (b).......................        43,086
           15,088 Intergraph Corp. (b)....................       360,905
           16,468 Iomega Corp. (b)........................        98,479
            7,798 Komag, Inc. (b) (c).....................       114,085
            4,643 Neoware Systems, Inc. (b)...............        63,609
            2,471 Overland Storage, Inc. (b)..............        46,455
            9,576 PalmOne, Inc. (b) (c)...................       112,518
           19,146 Pinnacle Systems, Inc. (b)..............       163,315
           12,959 Presstek, Inc. (b) (c)..................        94,212
           44,115 Quantum Corp. (b).......................       137,639
            9,641 Rainbow Technologies, Inc. (b)..........       108,558
            4,038 SBS Technologies, Inc. (b)..............        59,399
            5,433 Sigma Designs, Inc. (b) (c).............        40,910
           67,939 Silicon Graphics, Inc. (b) (c)..........        93,076
            2,328 Stratasys, Inc. (b) (c).................        63,461
            5,445 Synaptics, Inc. (b).....................        81,566
                                                           -------------
                                                               4,127,091
                                                           -------------

                  CONSTRUCTION & ENGINEERING--0.7%
           15,740 Dycom Industries, Inc. (b)..............       422,147
            4,831 Emcor Group, Inc. (b)...................       212,081
           10,426 Granite Construction, Inc...............       244,907
            7,451 Insituform Technologies, Inc. (b).......       122,941
           10,578 Integrated Electrical Services, Inc. (b)        97,847
            5,701 MasTec, Inc. (b) (c)....................        84,432
            5,755 Perini Corp. (b)........................        52,658
           24,110 Quanta Services, Inc. (b) (c)...........       176,003
           18,662 Shaw Group, Inc. (b) (c)................       254,176
            5,305 URS Corp. (b)...........................       132,678
            9,687 Walter Industries, Inc..................       129,321
            8,207 Washington Group International, Inc. (b)       278,792
                                                           -------------
                                                               2,207,983
                                                           -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                CONSTRUCTION MATERIALS--0.2%
          5,392 Amcol International Corp.................... $     109,458
          1,950 Ameron International Corp...................        67,645
          2,173 Centex Construction Products, Inc...........       130,967
          7,540 Texas Industries, Inc.......................       278,980
                                                             -------------
                                                                   587,050
                                                             -------------

                CONSUMER FINANCE--0.3%
          6,019 Advanta Corp................................        76,562
          8,003 Cash America International, Inc.............       169,503
          3,772 Credit Acceptance Corp. (b) (c).............        57,712
         13,473 E Loan, Inc. (b) (c)........................        40,150
          8,463 Metris Cos., Inc. (c).......................        37,576
          3,634 Portfolio Recovery Associates, Inc. (b) (c).        96,483
          3,999 WFS Financial, Inc. (b).....................       169,797
          5,173 World Acceptance Corp. (b)..................       102,994
                                                             -------------
                                                                   750,777
                                                             -------------

                CONTAINERS & PACKAGING--0.6%
         10,735 Caraustar Industries, Inc. (b) (c)..........       148,143
          4,749 Chesapeake Corp. (c)........................       125,754
         53,970 Crown Holdings, Inc. (b)....................       488,968
          4,285 Greif Brothers Corp.........................       152,160
          7,104 Jarden Corp. (b)............................       194,223
         16,864 Longview Fibre Co...........................       208,271
          7,908 Myers Industries, Inc.......................        95,845
          8,078 Rock Tennessee Co...........................       139,426
          3,588 Silgan Holdings, Inc. (b)...................       152,813
                                                             -------------
                                                                 1,705,603
                                                             -------------

                DISTRIBUTORS--0.1%
          5,015 Advanced Marketing Services, Inc. (b) (c)...        57,171
          5,220 Applied Industrial Technologies, Inc........       124,549
          7,887 Handleman Co. (b)...........................       161,920
          3,736 WESCO International, Inc. (b)...............        33,064
                                                             -------------
                                                                   376,704
                                                             -------------

                DIVERSIFIED FINANCIAL SERVICES--0.3%
          2,420 Commercial Capital Bancorp, Inc. (c)........        51,812
          4,838 CompuCredit Corp. (b).......................       102,953
          5,391 Euronet Worldwide, Inc. (b) (c).............        97,038
          4,572 Financial Federal Corp......................       139,674
         13,669 GATX Corp...................................       382,459
          4,321 Medallion Financial Corp....................        41,006
          7,291 Rewards Network, Inc. (c)...................        77,722
                                                             -------------
                                                                   892,664
                                                             -------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
         58,733 Cincinnati Bell, Inc........................       296,602
          7,073 Commonwealth Telephone Enterprises, Inc. (b)       267,006
          5,790 CT Communications, Inc......................        78,165
          4,291 D & E Communications, Inc...................        62,262
         14,465 General Communication, Inc. (b).............       125,845
          4,979 Golden Telecom, Inc. (b) (c)................       138,167
          3,931 Hickory Technologies Corp. (c)..............        45,010

 See accompanying notes to statement of investments and financial statements.

                                    MSF-248

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
          14,184 Infonet Services Corp. (b)................ $      24,113
           4,139 Intrado, Inc. (b) (c).....................        90,851
           5,925 North Pittsburgh Systems, Inc.............       112,042
          21,748 Primus Telecomm Group, Inc. (b) (c).......       221,395
          12,837 PTEK Holdings, Inc. (b) (c)...............       113,094
          15,011 RCN Corp. (b) (c).........................        12,009
             937 Shenandoah Telecommunications Co..........        48,031
           4,762 SureWest Communications (c)...............       192,480
           8,604 TALK America Holdings, Inc. (b) (c).......        99,118
          12,019 Time Warner Telecom, Inc. (b) (c).........       121,752
           1,831 Warwick Valley Telephone Co...............        54,179
                                                            -------------
                                                                2,102,121
                                                            -------------

                 ELECTRIC UTILITIES--1.3%
          41,331 Allegheny Energy, Inc. (c)................       527,384
          10,471 Black Hills Corp..........................       312,350
           3,898 Central Vermont Public Service............        91,603
           4,702 CH Energy Group, Inc. (c).................       220,524
          14,441 Cleco Corp................................       259,649
          44,266 CMS Energy Corp. (c)......................       377,146
          15,240 El Paso Electric Co. (b)..................       203,454
           7,585 Empire District Electric Co...............       166,339
          12,473 IDACORP, Inc. (c).........................       373,192
           6,282 MGE Energy, Inc...........................       197,946
           8,396 Otter Tail Power Co.......................       224,425
          12,772 PNM Resources, Inc........................       358,893
           4,061 UIL Holdings Corp. (c)....................       183,151
           9,287 Unisource Energy Corp.....................       229,018
                                                            -------------
                                                                3,725,074
                                                            -------------

                 ELECTRICAL EQUIPMENT--1.5%
           5,573 A.O. Smith Corp...........................       195,334
          13,248 Acuity Brands, Inc........................       341,798
           9,469 Baldor Electric Co........................       216,367
           7,406 Belden, Inc...............................       156,193
           5,968 Brady Corp................................       243,196
           7,062 C&D Technologies, Inc.....................       135,379
           3,668 Encore Wire Corp. (b).....................        64,960
           5,689 Energy Conversion Devices, Inc. (b) (c)...        51,372
           2,195 Franklin Electric, Inc....................       132,776
          11,167 FuelCell Energy, Inc. (b) (c).............       145,171
          13,691 Generale Cable Corp. (c)..................       111,582
           3,961 Genlyte Group, Inc. (b)...................       231,243
           5,527 Global Power Equipment Group, Inc. (b) (c)        36,920
          27,086 GrafTech International, Ltd. (b)..........       365,661
           3,637 II-VI, Inc. (b)...........................        93,835
           1,196 Metrologic Instruments, Inc. (c)..........        32,292
           8,643 Paxar Corp. (b)...........................       115,816
           3,227 Penn Engineering & Manufacturing Corp.....        61,410
           7,040 Plug Power, Inc. (b) (c)..................        51,040
           1,930 Powell Industries, Inc. (b)...............        36,959
          20,839 Power-One, Inc. (b).......................       225,686
          10,679 Rayovac Corp. (b) (c).....................       223,725
           7,726 Regal Beloit Corp.........................       169,972
          10,154 Roper Industries, Inc.....................       500,186

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  ELECTRICAL EQUIPMENT--(CONTINUED)
           13,616 Thomas & Betts Corp..................... $     311,670
           15,206 Valence Technology, Inc. (b) (c)........        58,543
            5,410 Vicor Corp. (b).........................        61,728
            2,916 Woodward Governor Co....................       165,716
                                                           -------------
                                                               4,536,530
                                                           -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
           16,321 Aeroflex, Inc. (b)......................       190,792
            8,162 Agilysys, Inc. (c)......................        91,006
            2,602 Analogic Corp...........................       106,682
           10,804 Anixter International, Inc. (b).........       279,608
           13,223 Artesyn Technologies, Inc. (b)..........       112,660
            3,030 BEI Technologies, Inc...................        60,600
           13,277 Benchmark Electronics, Inc. (b).........       462,172
           10,769 Checkpoint Systems, Inc. (b)............       203,642
           11,103 Cognex Corp.............................       313,549
            9,206 Coherent, Inc. (b)......................       219,103
           11,261 CTS Corp................................       129,501
            4,716 Daktronics, Inc. (b) (c)................       118,655
            9,263 Electro Scientific Industries, Inc. (b).       220,459
            3,048 Excel Technology, Inc. (b)..............       100,157
            3,979 Fargo Electronics, Inc. (b) (c).........        50,613
           10,791 Flir Systems, Inc. (b)..................       393,871
            4,911 Global Imaging Systems, Inc. (b) (c)....       155,924
           28,078 Identix, Inc. (b) (c)...................       124,947
            5,441 Intermagnetics General Corp. (b)........       120,573
            6,972 Itron, Inc. (b) (c).....................       128,006
            3,823 Keithley Instruments, Inc...............        69,961
           28,238 Kemet Corp. (b).........................       386,578
           19,524 Lexar Media, Inc. (b)...................       340,303
            6,324 Littelfuse, Inc. (b)....................       182,258
            4,917 LSI Industries, Inc.....................        66,380
           11,004 Methode Electronics, Inc................       134,579
            6,920 MTS Systems Corp........................       133,072
           12,565 Newport Corp............................       207,699
            4,305 OSI Systems, Inc. (b)...................        82,699
            5,693 Park Electrochemical Corp...............       150,808
            7,035 Pemstar, Inc. (b).......................        23,145
            5,253 Photon Dynamics, Inc. (b) (c)...........       211,381
            4,648 Planar Systems, Inc. (b)................       113,039
           14,166 Plexus Corp. (b)........................       243,230
            4,221 Research Frontiers, Inc. (b) (c)........        39,213
            3,861 Rofin Sinar Technologies, Inc. (b)......       133,436
            5,196 Rogers Corp. (b)........................       229,248
            3,541 ScanSource, Inc. (b) (c)................       161,540
           15,234 Superconductor Technologies, Inc. (b)...        85,006
           13,177 Technitrol, Inc.........................       273,291
           10,379 Trimble Navigation, Ltd. (b)............       386,514
            6,228 TTM Technologies, Inc. (b) (c)..........       105,129
            4,560 Universal Display Corp. (b) (c).........        62,335
            9,582 Varian, Inc. (b)........................       399,857
            8,538 Veeco Instruments, Inc. (b) (c).........       240,772
            2,953 Woodhead Industries, Inc................        49,906

 See accompanying notes to statement of investments and financial statements.

                                    MSF-249

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
         6,734 X-Rite, Inc................................... $      76,229
         4,460 Zygo Corp. (b)................................        73,545
                                                              -------------
                                                                  8,243,673
                                                              -------------

               ENERGY EQUIPMENT & SERVICES--1.3%
         2,436 Atwood Oceanics, Inc. (b).....................        77,806
        11,968 Cal Dive International, Inc. (b)..............       288,548
         3,366 Carbo Ceramics, Inc. (b)......................       172,507
         1,917 Dril-Quip, Inc. (b)...........................        31,247
        23,312 Global Industries, Inc. (b)...................       120,057
        52,078 Grey Wolf, Inc. (b)...........................       194,772
         3,421 Gulf Islands Fabrication, Inc. (b)............        58,260
         4,508 Gulfmark Offshore, Inc. (b)...................        63,112
        16,947 Hanover Compressor Co. (b)....................       188,959
         8,019 Horizon Offshore, Inc. (b) (c)................        35,284
         4,520 Hydril Co. (b)................................       108,164
        11,094 Input/Output, Inc. (b) (c)....................        50,034
         9,327 Lone Star Technologies, Inc. (b)..............       149,045
         1,600 Lufkin Industries, Inc........................        46,064
         5,346 Matrix Service Co. (b)........................        97,030
        13,745 Maverick Tube Corp. (b).......................       264,591
        23,345 Newpark Resources, Inc. (b)...................       111,823
         7,523 Oceaneering International, Inc. (b)...........       210,644
         6,142 Offshore Logistics, Inc. (b)..................       150,602
         8,321 Oil States International, Inc. (b)............       115,995
        28,519 Parker Drilling Co. (b).......................        72,723
         1,503 Petroleum Helicopters, Inc. (b)...............        36,823
         3,240 RPC, Inc......................................        35,608
         5,574 Seacor Smit, Inc. (b).........................       234,275
        16,381 Superior Energy Services, Inc. (b)............       153,981
         6,536 Tetra Technologies, Inc. (b)..................       158,433
        11,987 Unit Corp. (b)................................       282,294
         5,550 Universal Compression Holdings, Inc. (b)......       145,188
        10,085 Veritas DGC, Inc. (b).........................       105,691
         7,837 W-H Energy Services, Inc. (b).................       126,959
                                                              -------------
                                                                  3,886,519
                                                              -------------

               FOOD & STAPLES RETAILING--0.6%
         7,942 7-Eleven, Inc. (b) (c)........................       127,469
        14,758 Casey's General Stores, Inc...................       260,626
         2,485 Central European Distribution Corp. (b) (c)...        78,526
         7,356 Duane Reade, Inc. (b).........................       124,463
         4,737 Great Atlantic & Pacific Tea Co., Inc. (b) (c)        39,791
         2,547 Ingles Markets, Inc...........................        26,158
        10,271 Longs Drug Stores Corp........................       254,104
         3,943 Nash Finch Co.................................        88,087
         8,178 Pathmark Stores, Inc. (b).....................        62,153
        10,671 Ruddick Corp..................................       191,011
         6,279 United Natural Foods, Inc. (b)................       225,479
         3,787 Weis Markets, Inc.............................       137,468
         8,433 Wild Oats Markets, Inc. (b)...................       109,039
                                                              -------------
                                                                  1,724,374
                                                              -------------

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               FOOD PRODUCTS--1.2%
         5,149 American Italian Pasta Co. (Class A) (b) (c).. $     215,743
         5,228 Central Garden & Pet Co. (b)..................       146,541
        12,162 Chiquita Brands International, Inc. (b) (c)...       274,010
        11,792 Corn Products International, Inc..............       406,235
        12,278 Delta & Pine Land Co..........................       311,861
           244 Farmer Brothers Co. (c).......................        75,945
        10,593 Flowers Foods, Inc............................       273,299
         7,552 Hain Celestial Group, Inc. (b)................       175,282
         1,846 Horizon Organic Holding Corp. (b).............        44,212
         5,927 International Multifoods Corp.................       106,686
        14,961 Interstate Bakeries Corp......................       212,895
         2,151 J & J Snack Foods Corp. (b)...................        81,222
         2,128 John B Sanfilippo & Son, Inc. (b) (c).........       108,613
         8,560 Lance, Inc....................................       128,657
         3,280 M & F Worldwide Corp..........................        43,821
         7,173 Pilgrims Pride Corp...........................       117,135
         9,187 Ralcorp Holdings, Inc. (b)....................       288,104
         2,616 Riviana Foods, Inc............................        71,652
         2,380 Sanderson Farms, Inc..........................        95,914
        13,790 Sensient Technologies Corp....................       272,628
         2,812 Tejon Ranch Co. (b) (c).......................       115,320
         2,959 USANA Health Sciences, Inc. (b) (c)...........        90,545
                                                              -------------
                                                                  3,656,320
                                                              -------------

               GAS UTILITIES--1.0%
        14,912 Atmos Energy Corp.............................       362,362
         4,390 Cascade Natural Gas Corp......................        92,585
         1,913 Chesapeake Utilities Corp.....................        49,834
        11,404 Energen Corp..................................       467,906
         6,313 Laclede Group, Inc............................       180,236
         8,529 New Jersey Resources Corp.....................       328,452
         7,997 Northwest Natural Gas Co......................       245,908
         5,268 NUI Corp. (c).................................        84,920
         4,780 Semco Energy, Inc.............................        23,422
         4,060 South Jersey Industries, Inc..................       164,430
        18,128 Southern Union Co. (b)........................       333,555
        10,266 Southwest Gas Corp............................       230,472
        11,625 Southwestern Energy Co. (b)...................       277,837
                                                              -------------
                                                                  2,841,919
                                                              -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--3.8%
         1,716 1-800 Contacts, Inc. (b)......................        36,036
         9,534 Advanced Medical Optics, Inc. (b).............       187,343
         5,953 Advanced Neuromodulation Systems, Inc. (b) (c)       273,719
         8,376 Aksys, Ltd. (b) (c)...........................        73,960
         4,331 Alaris Medical, Inc. (b)......................        65,875
        14,524 Align Technology, Inc. (b)....................       239,936
         6,793 American Medical Systems Holdings, Inc. (b)...       148,087
         7,584 Arrow International, Inc......................       189,448
         7,063 Arthrocare Corp. (b) (c)......................       173,043
         6,258 Biolase Technology, Inc. (b) (c)..............       103,883
         3,879 Biosite Diagnostics, Inc. (b) (c).............       112,297
         1,337 Bruker Biosciences Corp.......................         6,083
         2,489 Candela Corp..................................        45,250
        14,912 Cardiac Science, Inc. (b) (c).................        59,499

 See accompanying notes to statement of investments and financial statements.

                                    MSF-250

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
           7,915 Cardiodynamics International Corp. (b) (c). $      47,253
           3,048 Cerus Corp. (b)............................        13,838
           4,739 Cholestech Corp. (b).......................        36,159
           3,124 Closure Medical Corp. (b)..................       105,997
           1,864 Computer Programs & Systems, Inc. (c)......        37,504
           5,125 Conceptus, Inc. (b) (c)....................        54,428
           9,103 Conmed Corp. (b)...........................       216,651
          10,115 Cooper Cos., Inc...........................       476,720
           7,955 CTI Molecular Imaging, Inc. (b)............       134,519
           7,290 Cyberonics, Inc. (b).......................       233,353
          36,658 Cytyc Corp. (b)............................       504,414
          13,108 Dade Behring Holdings, Inc. (b)............       468,480
           3,241 Datascope Corp.............................       116,190
           6,671 Diagnostic Products Corp...................       306,266
           2,099 DJ Orthopedics, Inc........................        56,253
           3,580 Epix Medical, Inc. (b).....................        58,282
           2,204 Exactech, Inc. (b).........................        32,509
           4,890 Haemonetics Corp. (b)......................       116,822
           6,535 Hologic, Inc. (b) (c)......................       113,252
           5,191 i-STAT Corp. (b) (c).......................        79,422
           3,486 ICU Medical, Inc. (b) (c)..................       119,500
           5,893 IGEN International, Inc. (b)...............       347,157
           6,336 Immucor Corp. (b) (c)......................       129,191
           8,730 INAMED Corp. (b)...........................       419,564
           5,630 Integra LifeSciences Holdings Corp. (b)....       161,187
           6,903 Interpore International, Inc. (b) (c)......        89,739
           7,331 Intuitive Surgical, Inc. (c)...............       125,287
           8,590 Invacare Corp..............................       346,778
           3,553 Inverness Medical Innovations, Inc. (b) (c)        77,384
           2,566 Kensey Nash Corp. (b)......................        59,660
           5,958 Kyphon, Inc. (b)...........................       147,937
           4,575 Laserscope (b) (c).........................        71,324
           2,775 Medical Action Indiana, Inc. (b) (c).......        51,920
          13,321 Mentor Corp. (c)...........................       320,503
           3,578 Meridian Bioscience, Inc. (c)..............        37,319
           7,309 Merit Medical Systems, Inc. (b)............       162,706
           2,134 Mine Safety Appliances Co..................       169,674
           4,157 Molecular Devices Corp. (b)................        78,941
           5,260 Novoste Corp. (b) (c)......................        25,195
           6,133 Ocular Sciences, Inc. (b)..................       176,078
           7,908 Orthologic Corp. (b).......................        48,476
           5,093 Osteotech, Inc. (b)........................        44,818
           5,054 Polymedica Corp. (c).......................       132,971
           4,656 Possis Medical, Inc. (b) (c)...............        91,956
           6,355 Quidel Corp. (b)...........................        68,761
           7,689 Regeneration Technologies, Inc. (b) (c)....        84,271
           7,577 Sola International, Inc. (b)...............       142,448
           4,710 Sonosite, Inc. (b).........................       100,982
           5,711 Staar Surgical Co. (b) (c).................        64,306
           4,540 Surmodics, Inc. (b) (c)....................       108,506
          13,107 Sybron Dental Specialties, Inc. (b)........       368,307
           2,825 Synovis Life Technologies, Inc. (b) (c)....        57,461
           7,400 Theragenics Corp. (b)......................        40,478
           7,986 Therasense, Inc. (b).......................       162,116
          16,368 Thoratec Corp. (b) (c).....................       212,948
           7,610 TriPath Imaging, Inc. (b)..................        59,358

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
          4,062 Ventana Medical Systems, Inc. (b)........... $     160,043
          8,651 Viasys Healthcare, Inc. (b).................       178,211
         13,319 VISX, Inc. (b)..............................       308,335
          1,659 Vital Signs, Inc............................        54,249
          3,563 West Pharmaceutical Services, Inc...........       120,786
          6,649 Wilson Greatbatch Technologies, Inc. (b) (c)       281,053
          5,207 Wright Medical Group, Inc. (b)..............       158,501
          1,529 Young Innovations, Inc. (b).................        55,044
          2,810 Zoll Medical Corp. (b) (c)..................        99,699
                                                             -------------
                                                                11,243,899
                                                             -------------

                HEALTH CARE PROVIDERS & SERVICES--3.4%
         15,629 Accredo Health, Inc. (b)....................       494,033
         10,853 Alderwoods Group, Inc. (b)..................       102,235
          8,622 American Healthways, Inc. (b) (c)...........       205,807
          7,727 AMERIGROUP Corp. (b)........................       329,556
          6,049 AMN Healthcare Services, Inc. (b) (c).......       103,801
          6,609 Amsurg Corp. (b)............................       250,415
         34,091 Beverly Enterprises, Inc. (b) (c)...........       292,842
          2,080 Cantel Medical Corp. (b)....................        33,675
          5,746 Centene Corp. (b)...........................       160,945
          9,277 Cerner Corp. (b) (c)........................       351,134
          4,358 Chronimed, Inc. (b).........................        36,956
          2,597 Corvel Corp. (b)............................        97,647
         20,102 Covance, Inc. (b)...........................       538,734
          6,425 Cross Country Healthcare, Inc. (b) (c)......        95,861
          4,244 Cryolife, Inc. (b) (c)......................        24,530
          4,427 Curative Health Services, Inc. (c)..........        61,093
          3,526 D&K Healthcare Resources, Inc...............        47,812
          1,715 Dynacq Healthcare, Inc. (c).................        13,171
          8,842 eResearch Technology, Inc. (b) (c)..........       224,764
          3,913 Genesis Healthcare Corp. (b)................        89,138
          8,301 Gentiva Health Services, Inc. (c)...........       104,925
          6,874 Hanger Orthopedic Group, Inc. (b) (c).......       107,028
         18,694 Hooper Holmes, Inc..........................       115,529
          5,714 IDX Systems Corp. (b) (c)...................       153,249
          2,162 IMPAC Medical Systems, Inc. (b).............        55,261
          9,731 Inveresk Research Group, Inc. (b)...........       240,648
          3,918 Kindred Healthcare, Inc. (b) (c)............       203,658
          2,489 LabOne, Inc.................................        80,818
          3,296 Lifeline Systems, Inc. (b)..................        62,624
         12,269 LifePoint Hospitals, Inc. (b)...............       361,322
          3,137 Matria Healthcare, Inc. (b).................        66,285
          5,649 Maximus, Inc. (b)...........................       221,045
          6,317 MIM Corp. (b)...............................        44,408
          2,378 National Healthcare Corp. (b)...............        47,322
          7,826 NeighborCare, Inc. (b)......................       154,563
         10,481 Odyssey Healthcare, Inc. (b)................       306,674
          4,867 Omnicell, Inc. (b)..........................        78,845
          3,625 Option Care, Inc. (b).......................        38,715
         16,542 Orthodontic Centers of America, Inc. (b) (c)       133,163
         10,880 Owens & Minor, Inc..........................       238,381
          8,457 Parexel International Corp. (b).............       137,511
          7,724 Pediatrix Medical Group, Inc. (b)...........       425,515
          8,172 Per-Se Technologies, Inc. (b)...............       124,705

 See accompanying notes to statement of investments and financial statements.

                                    MSF-251

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
       11,334 Priority Healthcare Corp. (Class B) (b) (c)..... $     273,263
       16,205 Province Healthcare Co. (b).....................       259,280
       23,469 PSS World Medical, Inc. (b).....................       283,271
        4,727 RehabCare Group, Inc. (b).......................       100,496
       15,156 Select Medical Corp. (b)........................       246,740
        8,810 Sierra Health Services, Inc. (b) (c)............       241,834
       31,923 Stewart Enterprises, Inc........................       181,323
        5,997 Sunrise Assisted Living, Inc. (b) (c)...........       232,324
        3,213 The Advisory Board Co. (b)......................       112,166
        3,985 U.S. Physical Therapy, Inc. (b) (c).............        62,684
        5,477 United Surgical Partners International, Inc. (b)       183,370
       22,558 US Oncology, Inc. (b)...........................       242,724
        9,921 VCA Antech, Inc. (b)............................       307,353
        3,959 VistaCare, Inc. (Class A) (b)...................       139,159
        3,014 Vital Images, Inc. (b) (c)......................        53,770
        8,842 Vitalworks, Inc. (b)............................        39,082
                                                               -------------
                                                                  10,015,182
                                                               -------------

              HOTELS, RESTAURANTS & LEISURE--2.8%
       16,182 Alliance Gaming Corp. (b).......................       398,886
        3,587 Ameristar Casinos, Inc. (b) (c).................        87,774
        8,309 Argosy Gaming Corp. (b).........................       215,951
        9,314 Aztar Corp. (b).................................       209,565
       11,552 Bally Total Fitness Holding Corp. (b)...........        80,864
       11,106 Bob Evans Farms, Inc............................       360,501
        7,758 Boca Resorts, Inc. (b)..........................       116,060
       10,520 Boyd Gaming Corp................................       169,793
        5,496 California Pizza Kitchen, Inc. (b) (c)..........       110,634
        7,670 CEC Entertainment, Inc. (b).....................       363,481
        5,028 Chicago Pizza & Brewery, Inc. (b) (c)...........        75,018
        6,077 Choice Hotels, Inc. (b).........................       214,214
        1,995 Churchill Downs, Inc............................        72,221
       13,822 CKE Restaurants, Inc. (b) (c)...................        88,323
        2,722 Dave & Buster's, Inc. (b) (c)...................        34,515
       23,361 Extended Stay America, Inc. (b).................       338,267
        4,117 Gaylord Entertainment Co. (b)...................       122,892
        6,546 IHOP Corp. (b)..................................       251,890
        4,427 Isle of Capri Casinos, Inc. (b).................        95,048
       11,179 Jack in the Box, Inc. (b).......................       238,783
        7,121 Landry's Restaurants, Inc.......................       183,152
        5,193 Lone Star Steakhouse & Saloon, Inc..............       120,374
       10,959 Magna Entertainment Corp. (b) (c)...............        55,562
        6,399 Marcus Corp.....................................       104,944
        7,644 MTR Gaming Group, Inc. (b) (c)..................        78,733
        3,545 Multimedia Games, Inc. (b) (c)..................       145,699
        5,425 Navigant International, Inc. (b)................        75,136
        6,600 O'Charleys, Inc. (b) (c)........................       118,470
        8,278 P.F. Chang's China Bistro, Inc. (b) (c).........       421,185
        9,107 Panera Bread Co. (b) (c)........................       360,000
        3,682 Papa John's International, Inc. (b) (c).........       122,905
        3,703 Peet's Coffee & Tea, Inc. (b) (c)...............        64,469
        9,866 Penn National Gaming, Inc. (b)..................       227,707
        5,956 Pinnacle Entertainment, Inc. (b)................        55,510
       12,261 Prime Hospitality Corp. (b).....................       125,062
        9,508 Rare Hospitality International, Inc. (b)........       232,376

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
           2,955 Redeemable Robin Gourmet Burgers, Inc. (b) $      89,950
          14,640 Ryan's Family Steak Houses, Inc. (b)......       221,650
          16,291 Scientific Games Corp. (b)................       277,110
           5,490 Shuffle Master, Inc. (b) (c)..............       190,064
          30,460 Six Flags, Inc............................       229,059
          12,681 Sonic Corp. (b)...........................       388,292
           4,654 Speedway Motorsports, Inc.................       134,594
           7,345 The Steak N Shake Co. (b).................       131,108
           9,097 Triarc Cos., Inc. (c).....................        98,066
           6,244 Vail Resorts, Inc. (b)....................       106,148
           7,298 WMS Industries, Inc. (b) (c)..............       191,208
                                                            -------------
                                                                8,193,213
                                                            -------------

                 HOUSEHOLD DURABLES--1.5%
          20,172 American Greetings Corp. (Class A) (b)....       441,162
           6,638 Applica, Inc. (b).........................        50,449
           2,866 Bassett Furniture Industries, Inc. (c)....        47,289
           4,278 Beazer Homes USA, Inc. (b) (c)............       417,789
          17,171 Champion Enterprises, Inc. (b) (c)........       120,197
           1,634 CSS Industries, Inc. (b)..................        50,670
           4,197 Department 56, Inc. (b)...................        54,981
           2,011 Dominion Homes, Inc. (b)..................        60,994
           4,694 Emerson Radio Corp. (b)...................        17,649
          11,938 Fleetwood Enterprises, Inc. (b) (c).......       122,484
          11,862 Interface, Inc............................        65,597
           7,262 Kimball International, Inc. (Class B).....       112,924
           3,987 Libbey, Inc. (c)..........................       113,550
           3,282 M/I Schottenstein Homes, Inc. (c).........       128,162
           9,358 Mathews International Corp................       276,903
           2,896 Meritage Corp. (b)........................       192,034
           1,320 National Presto Industries, Inc...........        47,718
           3,263 Oneida, Ltd. (c)..........................        19,219
           5,679 Palm Harbor Homes, Inc. (b) (c)...........       101,484
           2,682 Russ Berrie & Co., Inc....................        90,920
           1,694 Skyline Corp..............................        59,070
          10,249 Standard-Pacific Corp.....................       497,589
           1,443 Stanley Furniture, Inc....................        45,454
          10,089 The Topps Co., Inc. (b)...................       103,513
           8,021 Toro Co...................................       372,174
          16,944 Tupperware Corp...........................       293,809
           3,851 Universal Electronics, Inc. (b)...........        49,062
           5,587 WCI Communities, Inc. (b).................       115,148
           1,351 William Lyon Homes, Inc. (b) (c)..........        84,802
          10,231 Yankee Candle Co., Inc. (b)...............       279,613
                                                            -------------
                                                                4,432,409
                                                            -------------

                 HOUSEHOLD PRODUCTS--0.1%
           5,467 WD-40 Co..................................       193,313
                                                            -------------

                 IT SERVICES--1.7%
          13,103 American Management Systems, Inc. (b).....       197,462
           6,122 Anteon International Corp. (b)............       220,698
           9,405 CACI International, Inc. (b)..............       457,271
          16,935 Ciber, Inc. (b)...........................       146,657
           7,911 Computer Horizons Corp. (b)...............        31,090

 See accompanying notes to statement of investments and financial statements.

                                    MSF-252

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       ---------------------------------------------------------------------

                  IT SERVICES--(CONTINUED)
            5,604 Forrester Research, Inc. (b)............. $     100,144
           26,232 Gartner, Inc. (Class A) (b)..............       296,684
            3,262 Integral Systems, Inc. (b)...............        70,198
            6,008 InterCept, Inc. (b) (c)..................        67,830
           18,071 Keane, Inc. (b)..........................       264,560
            7,718 Lionbridge Technologies, Inc. (b) (c)....        74,170
            7,163 Manhattan Associates, Inc. (b) (c).......       197,985
            4,402 Mantech International Corp. (b)..........       109,830
           30,681 MPS Group, Inc. (b)......................       286,867
            8,195 Pegasus Solutions, Inc. (b) (c)..........        85,802
           23,996 Perot Systems Corp. (b)..................       323,466
            7,814 ProQuest Co. (b) (c).....................       230,122
            6,495 Resources Connection, Inc. (b)...........       177,379
           39,466 Safeguard Scientifics, Inc. (b)..........       159,443
           25,102 Sapient Corp. (b)........................       140,571
            4,339 SM&A (b).................................        50,766
            2,493 SRA International, Inc. (b)..............       107,448
            3,490 StarTek, Inc. (b)........................       142,357
            6,688 Sykes Enterprises, Inc. (b)..............        57,249
            1,632 Syntel, Inc. (b) (c).....................        40,327
            4,122 Tier Technologies, Inc. (b)..............        33,677
           26,023 Titan Corp. (b)..........................       567,562
           13,466 Tyler Technologies, Inc. (b).............       129,678
           29,797 Verso Technologies, Inc. (b) (c).........        95,350
                                                            -------------
                                                                4,862,643
                                                            -------------

                  INDUSTRIAL CONGLOMERATES--0.2%
           11,210 Denbury Resources, Inc. (b)..............       155,931
            6,366 Gerber Scientific, Inc...................        50,674
            7,183 Hexcel Corp. (b) (c).....................        53,226
            4,106 Lydall, Inc. (b).........................        41,840
            2,258 Raven Industries, Inc....................        66,611
            3,627 Standex International Corp...............       101,556
           10,102 Tredegar Industries, Inc.................       156,884
                                                            -------------
                                                                  626,722
                                                            -------------

                  INSURANCE--2.5%
            7,608 21st Century Insurance Group.............       104,610
           11,623 Alfa Corp................................       149,472
           17,401 Allmerica Financial Corp. (b)............       535,429
            3,804 American Medical Security Group, Inc. (b)        85,286
            2,659 American Physicians Capital, Inc. (b)....        48,926
           12,781 Amerus Group Co. (c).....................       446,952
            5,866 Argonaut Group, Inc......................        91,158
            2,528 Baldwin & Lyons, Inc. (Class B)..........        70,936
            9,513 Citizens, Inc. (b) (c)...................        89,711
            4,378 CNA Surety Corp..........................        41,635
            7,788 Commerce Group, Inc......................       307,626
            8,036 Delphi Financial Group, Inc..............       289,278
            1,068 Enstar Group, Inc. (b) (c)...............        50,250
            3,873 FBL Financial Group, Inc.................        99,923
            2,326 Financial Industries Corp................        32,797
           19,935 Fremont General Corp. (c)................       337,101
            2,212 Great American Financial Resources, Inc..        35,879
            9,879 Harleysville Group, Inc..................       196,493

                                                                   VALUE
        SHARES                                                    (NOTE 1)
      -----------------------------------------------------------------------

                    INSURANCE--(CONTINUED)
           5,381    HealthExtras, Inc. (b)..................... $      72,105
          10,301    Hilb, Rogal & Hamilton Co. (c).............       330,353
          12,827    Horace Mann Educators Corp.................       179,193
           4,087    Infinity Property & Casualty Corp..........       135,075
           1,026    Kansas City Life Insurance Co..............        47,401
           6,365    Landamerica Financial Group, Inc...........       332,635
           2,088    Midland Co.................................        49,319
             717    National Western Life Insurance Co. (b)....       111,027
           1,207    Navigators Group, Inc. (b).................        37,260
          18,179    Ohio Casualty Corp.........................       315,587
           3,263    Penn America Group, Inc....................        43,300
           5,403    Philadelphia Consolidated Holding Corp. (b)       263,828
          30,812    Phoenix Cos., Inc. (c).....................       370,976
           7,268    PMA Capital Corp. (c)......................        37,212
           6,818    Presidential Life Corp.....................        89,725
           7,773    ProAssurance Corp. (b) (c).................       249,902
           5,942    RLI Corp...................................       222,587
           3,237    Safety Insurance Group, Inc................        55,385
           8,814    Selective Insurance Group, Inc.............       285,221
           4,247    State Auto Financial Corp..................        99,337
           5,777    Stewart Information Services Corp. (b).....       234,257
           2,519    Triad Guaranty, Inc. (b)...................       126,832
          12,259    UICI, Inc. (b).............................       162,800
           2,815    United Fire & Casualty Co..................       113,613
           7,397    United States I Holdings Corp. (b).........        96,531
           6,448    Universal American Financial Corp. (b) (c).        63,900
           2,925    Zenith National Insurance Corp. (c)........        95,209
                                                                -------------
                                                                    7,234,032
                                                                -------------

                    INTERNET & CATALOG RETAIL--0.5%
           6,390    1-800-FLOWERS.COM, Inc. (b)................        70,673
          11,427    Alloy Online, Inc. (b) (c).................        59,535
           2,240    Blair Corp.................................        54,522
           6,803    Coldwater Creek, Inc. (b)..................        74,833
          10,687    drugstore.com, Inc. (b) (c)................        58,885
           5,680    GSI Commerce, Inc. (b) (c).................        55,442
          15,229    Insight Enterprises, Inc. (b)..............       286,305
           3,541    Netflix, Inc. (b) (c)......................       193,657
           3,095    Overstock.com, Inc. (b) (c)................        61,467
           6,416    Priceline.com, Inc. (b) (c)................       114,846
           5,377    School Specialty, Inc. (b) (c).............       182,872
          12,269    Stamps.com, Inc. (b).......................        76,068
          15,390    Summit America Television, Inc. (b)........        60,329
           6,618    The J. Jill Group, Inc. (b)................        84,115
           5,481    ValueVision Media, Inc. (b) (c)............        91,533
                                                                -------------
                                                                    1,525,082
                                                                -------------

                    INTERNET SOFTWARE & SERVICES--2.3%
          33,807    Akamai Technologies, Inc. (b) (c)..........       363,425
           5,874    Allscripts Heathcare Solutions, Inc. (b)...        31,250
           2,856    Altiris, Inc. (b) (c)......................       104,187
          87,919    Ariba, Inc. (b)............................       263,757
           9,910    Asiainfo Holdings, Inc. (b) (c)............        66,199
          11,416    Ask Jeeves, Inc. (b) (c)...................       206,858
           9,420    Autobytel Inc. (b).........................        85,534

 See accompanying notes to statement of investments and financial statements.

                                    MSF-253

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
         SHARES                                                  (NOTE 1)
       ---------------------------------------------------------------------

                     INTERNET SOFTWARE & SERVICES--(CONTINUED)
            7,863    BroadVision, Inc. (b) (c)................ $      33,496
          121,752    CMG Information Services, Inc. (b).......       216,719
           32,797    CNET Networks, Inc. (b)..................       223,676
            9,556    Digital Insight Corp. (b)................       237,944
            8,608    Digital River, Inc. (b)..................       190,237
           10,062    DigitalThink, Inc. (b)...................        28,274
            5,016    Digitas, Inc. (b)........................        46,749
           39,216    Earthlink, Inc. (b)......................       392,160
            3,980    eCollege.com, Inc. (b) (c)...............        73,471
            4,159    eUniverse, Inc. (b) (c)..................         6,654
            3,695    FindWhat.com (b) (c).....................        69,281
           10,669    FreeMarkets, Inc. (b)....................        71,376
           23,640    HomeStore, Inc. (b) (c)..................       111,817
            8,402    InfoSpace, Inc. (b)......................       193,666
            3,231    Interland, Inc. (b)......................        21,098
           12,710    Internet Security Systems, Inc. (b)......       239,329
           14,801    Interwoven, Inc. (b).....................       187,085
            5,477    J2 Global Communications, Inc. (b) (c)...       135,665
            6,535    Kana Software, Inc. (b) (c)..............        22,023
            6,539    Keynote Systems, Inc. (b)................        77,814
           25,568    LookSmart, Ltd. (b) (c)..................        39,630
           12,771    MatrixOne, Inc. (b)......................        78,669
            2,523    Neoforma, Inc. (b) (c)...................        26,845
            6,912    Net2Phone, Inc. (b)......................        47,002
            7,487    Netegrity, Inc. (b)......................        77,191
            2,351    Netratings, Inc. (b).....................        26,872
            6,652    NIC, Inc. (b)............................        53,416
           19,873    Openwave Systems, Inc. (b)...............       218,603
           15,932    Opsware, Inc. (b) (c)....................       117,897
            2,419    PEC Solutions, Inc. (b) (c)..............        41,002
           20,341    Raindance Communications, Inc. (b).......        55,938
            9,994    Register.com, Inc. (b)...................        52,469
           17,785    Retek, Inc. (b)..........................       165,045
           22,938    S1 Corp. (b).............................       184,651
           26,167    SeeBeyond Technology Corp. (b)...........       112,256
            5,564    Sohu.com, Inc. (b) (c)...................       166,976
           17,115    SonicWall, Inc. (b)......................       133,497
            6,155    Stellent, Inc. (b).......................        60,565
            8,323    Support.com, Inc. (b)....................       109,447
            8,243    Trizetto Group, Inc. (b).................        53,167
           14,026    United Online, Inc. (b) (c)..............       235,497
           21,830    Valueclick, Inc. (b).....................       198,216
           71,500    Vignette Corp. (b).......................       162,305
            5,789    Vitria Technology, Inc. (b) (c)..........        41,102
           10,034    Watchguard Technologies, Inc. (b) (c)....        58,398
            7,955    WebEx Communications, Inc. (b) (c).......       159,895
           15,045    webMethods, Inc. (b).....................       137,662
            5,730    Websense, Inc. (b) (c)...................       167,545
                                                               -------------
                                                                   6,681,502
                                                               -------------

                     INVESTMENT COMPANY--1.9%
           51,400    iShares Russell 2000 Index Fund..........     5,695,120
                                                               -------------

                     LEISURE EQUIPMENT & PRODUCTS--0.6%
            5,107    Action Performance Cos., Inc. (c)........       100,097
            4,344    Arctic Cat, Inc..........................       107,297
            4,655    Boyds Collection, Ltd. (b)...............        19,784

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  LEISURE EQUIPMENT & PRODUCTS--(CONTINUED)
           21,572 Callaway Golf Co......................... $     363,488
            6,556 Concord Camera Corp. (b).................        60,643
            8,157 JAKKS Pacific, Inc. (b) (c)..............       107,346
            8,101 K2, Inc. (b) (c).........................       123,216
            4,515 MarineMax, Inc. (b)......................        87,727
            6,216 Midway Games, Inc. (b) (c)...............        24,118
            9,454 Nautilus Group, Inc. (b) (c).............       132,829
            8,234 Oakley, Inc. (b) (c).....................       113,959
            4,471 RC2 Corp. (b)............................        92,773
            9,827 SCP Pool Corp. (b).......................       321,146
            7,119 Sturm Ruger & Co., Inc...................        80,943
                                                            -------------
                                                                1,735,366
                                                            -------------

                  MACHINERY--3.3%
            6,947 Actuant Corp. (b)........................       251,481
            8,725 Albany International Corp. (Class A).....       295,777
            4,225 Astec Industries, Inc. (b)...............        51,841
            2,339 ASV, Inc. (b) (c)........................        87,385
            3,678 Barnes Group, Inc........................       118,836
            1,438 BHA Group Holdings, Inc..................        36,166
            7,073 Briggs & Stratton Corp...................       476,720
            3,418 Cascade Corp.............................        76,221
            2,307 Ceradyne, Inc. (b) (c)...................        78,576
            4,125 Circor International, Inc................        99,413
            8,169 Clarcor, Inc.............................       360,253
            5,045 Cuno, Inc. (b) (c).......................       227,176
            5,568 Dionex Corp. (b).........................       256,239
            6,808 Enpro Industries, Inc. (b)...............        94,972
            4,261 ESCO Technologies, Inc. (b)..............       185,993
           15,384 Flowserve Corp...........................       321,218
            5,296 Gardner Denver, Inc. (b).................       126,416
            2,057 Gorman-Rupp Co...........................        54,305
            8,857 IDEX Corp................................       368,363
           14,201 JLG Industries, Inc......................       216,281
           15,684 Joy Global, Inc. (b).....................       410,137
            3,335 Kadant, Inc. (b).........................        72,203
            9,027 Kaydon Corp..............................       233,258
           10,717 Kennametal, Inc..........................       426,001
           10,546 Lincoln Electric Holdings, Inc...........       260,908
            3,885 Lindsay Manufacturing Co.................        98,096
            8,366 Manitowoc, Inc...........................       261,019
            9,378 Milacron, Inc. (c).......................        39,106
           11,229 Mueller Industries, Inc. (b).............       385,828
            1,461 NACCO Industries, Inc....................       130,730
            8,392 Nordson Corp.............................       289,776
           10,399 Oshkosh Truck Corp.......................       530,661
            1,849 Quixote Corp.............................        45,134
            7,904 Reliance Steel & Aluminum Co.............       262,492
            3,590 Robbins & Myers, Inc.....................        68,174
            9,373 Stewart & Stevenson Services, Inc........       131,691
            5,296 Tecumseh Products Co. (Class A)..........       256,485
            3,222 Tennant Co...............................       139,513
           14,308 Terex Corp...............................       407,492
            3,146 Thomas Industries, Inc...................       109,040
           11,748 Trinity Industries, Inc..................       362,308
           15,142 Unova, Inc. (b)..........................       347,509

 See accompanying notes to statement of investments and financial statements.

                                    MSF-254

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  MACHINERY--(CONTINUED)
            4,870 Valmont Industries, Inc.................. $     112,741
            7,805 Wabash National Corp. (b) (c)............       228,686
           10,425 Wabtec Corp..............................       177,642
            4,255 Watts Industries, Inc....................        94,461
                                                            -------------
                                                                9,664,723
                                                            -------------

                  MARINE--0.2%
           13,540 Alexander & Baldwin, Inc.................       456,163
            6,205 Kirby Corp...............................       216,430
            2,489 Maritrans, Inc...........................        41,591
                                                            -------------
                                                                  714,184
                                                            -------------

                  MEDIA--1.9%
            4,058 4Kids Entertainment, Inc. (b) (c)........       105,589
            9,800 ADVO, Inc. (b)...........................       311,248
           10,185 AMC Entertainment, Inc. (b)..............       154,914
            5,835 APAC Customer Services, Inc. (b).........        15,171
           12,979 aQuantive, Inc. (b)......................       133,035
           12,601 Catalina Marketing Corp. (b).............       254,036
           84,987 Charter Communications, Inc. (b) (c).....       341,648
            2,357 Courier Corp.............................        90,657
           14,105 Cumulus Media, Inc. (b)..................       310,310
           14,538 Emmis Communications Corp. (Class A) (b).       393,253
            1,646 Fisher Communications, Inc. (c)..........        83,946
           13,149 Gray Television, Inc.....................       198,813
              291 Grey Global Group, Inc. (c)..............       198,767
           14,126 Harris Interactive, Inc. (b).............       117,246
           13,619 Hollinger International, Inc.............       212,729
            4,226 Information Holdings, Inc. (b)...........        93,395
           14,607 Insight Communications, Inc. (b).........       150,598
           10,212 Journal Register Co. (b).................       211,388
            5,224 Liberty Corp.............................       236,073
            8,782 LIN TV Corp. (b).........................       226,663
            3,107 LodgeNet Entertainment Corp. (b).........        56,796
            2,849 Martha Stewart Living Omnimedia, Inc. (b)        28,063
           17,723 Mediacom Communications Corp. (b)........       153,658
            9,078 Paxson Communications Corp. (b)..........        34,950
            1,058 Pegasus Communications Corp. (b) (c).....        29,709
            4,893 Playboy Enterprises, Inc. (Class B) (b)..        79,071
           48,885 Primedia, Inc. (b).......................       138,344
            1,533 Pulitzer, Inc............................        82,782
            6,509 R. H. Donnelley Corp. (b)................       259,319
           11,681 Regent Communications, Inc. (b)..........        74,174
            4,054 Saga Communications, Inc. (b)............        75,121
            3,659 Salem Communications Corp. (b)...........        99,232
           12,543 Sinclair Broadcast Group, Inc. (b) (c)...       187,142
            4,081 Sonic Solutions, Inc. (b) (c)............        62,439
            3,684 Source Interlink Cos., Inc. (b)..........        39,124
            9,815 Spanish Broadcasting Systems, Inc. (b)...       103,057
            2,927 Thomas Nelson, Inc.......................        56,579
           10,465 TiVo, Inc. (b) (c).......................        77,441
            4,291 World Wrestling Entertainment, Inc. (b)..        56,212
            3,773 Young Broadcasting, Inc. (b).............        75,611
                                                            -------------
                                                                5,608,303
                                                            -------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   METALS & MINING--1.5%
            32,087 AK Steel Holding Corp. (b)............. $     163,644
            26,671 Allegheny Technologies, Inc............       352,591
            15,047 Arch Coal, Inc.........................       469,015
             4,670 Brush Engineered Material, Inc. (b) (c)        71,498
             6,622 Carpenter Technology Corp..............       195,813
             3,447 Century Aluminum Co. (c)...............        65,527
             2,419 Cleveland Cliffs, Inc. (b).............       123,248
            66,772 Coeur D'Alene Mines Corp...............       385,942
             8,287 Commercial Metals Co...................       251,925
             3,177 Gibraltor Steel Corp...................        79,902
            33,287 Hecla Mining Co. (b) (c)...............       275,949
             4,670 Liquidmetal Technologies, Inc. (b) (c).        13,263
            20,106 Massey Energy Corp.....................       418,205
             3,231 NN, Inc................................        40,678
             4,292 NS Group, Inc..........................        41,632
             5,351 Quanex Corp............................       246,681
             5,285 Royal Gold, Inc. (c)...................       110,615
             5,657 RTI International Metals, Inc..........        95,434
             6,188 Ryerson Tull, Inc......................        70,853
             2,927 Schnitzer Steel Industries, Inc. (c)...       177,083
            12,364 Steel Dynamics, Inc. (b) (c)...........       290,430
            14,664 Stillwater Mining Co. (b)..............       140,334
            26,800 USEC, Inc..............................       225,120
             2,286 Westmoreland Coal Co. (b) (c)..........        40,005
                                                           -------------
                                                               4,345,387
                                                           -------------

                   MULTI-UTILITIES--0.4%
            60,208 Aquila, Inc............................       204,105
            15,536 Avista Corp............................       281,512
            38,295 Sierra Pacific Resources (b) (c).......       281,085
            21,843 Westar Energy, Inc.....................       442,321
                                                           -------------
                                                               1,209,023
                                                           -------------

                   MULTILINE RETAIL--0.5%
            22,690 BJ's Wholesale Club, Inc. (b)..........       520,962
            20,190 Dillard's, Inc. (Class A)..............       332,327
            12,660 Fred's, Inc............................       392,207
             1,900 ProcureNet, Inc. (b) (i)...............             0
             9,069 Shopko Stores, Inc. (b) (c)............       138,302
             5,412 Stein Mart, Inc. (b)...................        44,595
             4,531 Tuesday Morning Corp. (b)..............       137,063
                                                           -------------
                                                               1,565,456
                                                           -------------

                   OIL & GAS--2.2%
             4,494 Berry Petroleum Co.....................        91,004
             8,649 Cabot Oil & Gas Corp...................       253,848
            13,554 Cimarex Energy Co. (b).................       361,756
             9,336 Comstock Resources, Inc. (b)...........       180,185
             2,457 Encore Acquisition Co. (b).............        60,565
             6,784 Energy Partners, Ltd. (b)..............        94,298
             1,208 Energysouth, Inc.......................        42,280
            13,899 Evergreen Resources, Inc. (b) (c)......       451,857
            13,164 Forest Oil Corp. (b)...................       376,095
             8,619 Frontier Oil Corp. (c).................       148,419
             3,216 Holly Corp. (c)........................        88,440

 See accompanying notes to statement of investments and financial statements.

                                    MSF-255

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   OIL & GAS--(CONTINUED)
             4,461 Houston Exploration Co. (b)............ $     162,916
            11,080 KCS Energy, Inc. (b)...................       116,894
            21,986 Magnum Hunter Resources, Inc. (b) (c)..       209,087
             4,011 McMoran Exploration Co. (b) (c)........        75,206
            10,593 Meridian Resource Corp. (b) (c)........        62,922
             6,464 Nuevo Energy Co. (b)...................       156,235
             4,225 Overseas Shipholding Group, Inc........       143,861
             9,742 Patina Oil & Gas Corp..................       477,261
             2,172 Penn Virginia Corp.....................       120,872
             5,229 Petroleum Development Corp. (b)........       123,927
            12,435 Plains Exploration & Production Co. (b)       191,375
             6,488 Plains Resources, Inc. (b).............       104,132
             2,741 Prima Energy Corp. (b).................        96,374
             3,687 Quicksilver Resources, Inc. (b) (c)....       119,090
            17,165 Range Resources Corp. (b)..............       162,209
             6,868 Remington Oil Gas Corp. (b)............       135,231
             4,187 Resource America, Inc..................        62,805
             8,087 Spinnaker Exploration Co. (b)..........       260,967
             9,540 St. Mary Land & Exploration Co.........       271,890
             7,382 Stone Energy Corp. (b).................       313,366
             8,423 Swift Energy Co. (b) (c)...............       141,928
            21,765 Tesoro Petroleum Corp. (b) (c).........       317,116
            10,705 Tom Brown, Inc. (b)....................       345,236
             7,611 TransMontaigne, Inc. (b)...............        49,091
            16,037 Vintage Petroleum, Inc.................       192,925
                                                           -------------
                                                               6,561,663
                                                           -------------

                   PAPER & FOREST PRODUCTS--0.5%
             8,960 Buckeye Technologies, Inc. (b).........        90,048
             3,743 Deltic Timber Corp.....................       113,787
             9,400 Glatfelter.............................       117,030
            33,226 Louisiana-Pacific Corp.................       594,081
             4,292 Pope & Talbot, Inc. (c)................        75,582
             8,117 Potlatch Corp..........................       282,228
            12,171 Wausau-Mosinee Paper Corp..............       164,552
                                                           -------------
                                                               1,437,308
                                                           -------------

                   PERSONAL PRODUCTS--0.3%
             4,691 Chattem, Inc. (b) (c)..................        83,969
             2,381 DEL Laboratories, Inc. (b).............        59,535
             3,559 Elizabeth Arden, Inc. (b)..............        70,895
             8,589 Harvest Natural Resources, Inc. (b)....        85,461
            16,998 NBTY, Inc. (b).........................       456,566
            10,549 NU Skin Enterprises, Inc...............       180,282
             9,893 Playtex Products, Inc. (b).............        76,473
                                                           -------------
                                                               1,013,181
                                                           -------------

                   PHARMACEUTICALS--2.0%
             4,541 AaiPharma, Inc. (b) (c)................       114,070
             4,362 Able Laboratories, Inc. (b) (c)........        78,821
            10,645 Adolor Corp. (b) (c)...................       213,113
            12,670 Alpharma, Inc..........................       254,667
             9,354 Alteon, Inc. (b) (c)...................        14,686
             7,941 Antigenics, Inc. (b) (c)...............        89,892
            10,701 Ariad Pharmaceuticals, Inc. (b)........        79,722
            11,971 Atherogenics, Inc. (b) (c).............       178,966

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               PHARMACEUTICALS--(CONTINUED)
         6,758 Atrix Laboratories, Inc. (b).................. $     162,462
         5,447 Bentley Pharmaceuticals, Inc. (b) (c).........        72,445
         2,870 Bone Care International, Inc. (b).............        36,564
         2,528 Bradley Pharmaceuticals, Inc. (b) (c).........        64,287
         4,716 CIMA Laboratories, Inc. (b)...................       153,836
         2,922 Collagenex Pharmaceuticals, Inc. (b)..........        32,756
         9,972 Columbia Laboratories, Inc. (b) (c)...........        62,824
        10,000 Connetics Corp. (b) (c).......................       181,600
         9,421 Discovery Laboratories, Inc. (b) (c)..........        98,826
         3,573 Dov Pharmaceutical, Inc. (b) (c)..............        48,128
         9,693 Esperion Therapeutics (b) (c).................       335,475
         6,558 First Horizon Pharmaceutical (b)..............        73,450
         5,985 Guilford Pharmaceuticals, Inc. (b) (c)........        40,578
         1,538 Hi-Tech Pharmacal Co., Inc. (b)...............        36,143
         2,498 Hollis-Eden Pharmaceuticals, Inc. (c).........        27,503
         9,070 Impax Laboratories, Inc. (b) (c)..............       130,517
         9,264 Inspire Pharmaceutical, Inc. (b) (c)..........       131,178
         8,212 InterMune, Inc. (b)...........................       190,190
        11,199 KV Pharmaceutical Co. (b) (c).................       285,574
         1,734 Lannett Co., Inc. (b) (c).....................        29,149
        18,678 Ligand Pharmaceuticals, Inc. (Class B) (b) (c)       274,380
         9,841 MGI Pharma, Inc. (b)..........................       404,957
        16,800 Nektar Therapeutics, Inc. (b) (c).............       228,648
         5,646 Noven Pharmaceuticals, Inc. (b)...............        85,876
         9,637 NPS Pharmaceuticals, Inc. (b) (c).............       296,241
         4,560 Pain Therapeutics, Inc. (b) (c)...............        31,692
        13,003 Palatin Technologies, Inc. (b) (c)............        32,508
         4,568 Penwest Pharmaceuticals Co. (b) (c)...........        78,935
        19,996 Perrigo Co....................................       314,337
         7,383 Pozen, Inc. (b)...............................        75,307
         7,291 Salix Pharmaceuticals, Ltd. (b)...............       165,287
         1,781 SFBC International, Inc. (b) (c)..............        47,303
         8,109 Supergen, Inc. (b) (c)........................        89,199
        13,652 The Medicines Co. (b).........................       402,188
         4,867 Trimeris, Inc. (b) (c)........................       102,110
         8,277 Vivus, Inc. (b) (c)...........................        31,370
                                                              -------------
                                                                  5,877,760
                                                              -------------

               REAL ESTATE--5.6%
         3,821 Acadia Realty Trust (REIT)....................        47,763
           552 Alexander's, Inc. (REIT) (b)..................        68,812
         6,224 Alexandria Real Estate Equities, Inc. (REIT)..       360,370
         5,649 American Home Mortgage
                Investment Corp. (REIT) (c)..................       127,150
         1,929 American Land Lease, Inc. (REIT)..............        38,484
         2,816 American Mortgage Acceptance Co. (REIT).......        45,901
         4,651 AMLI Residential Properties Trust (REIT)......       124,647
        14,783 Anthracite Capital, Inc. (REIT)...............       163,648
        12,193 Anworth Mortgage Asset Corp. (REIT) (c).......       169,848
         4,106 Associated Estates Realty Corp. (REIT)........        30,015
         1,769 Avatar Holding, Inc. (b)......................        65,347
         3,943 Bedford Property Investors, Inc. (REIT).......       112,888
         4,270 Boykin Lodging Co. (REIT).....................        39,071
         8,527 Brandywine Realty Trust (REIT)................       228,268
         5,206 Brookfield Homes Corp. (c)....................       134,159

 See accompanying notes to statement of investments and financial statements.

                                    MSF-256

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              REAL ESTATE--(CONTINUED)
        8,086 Capital Automotive (REIT)....................... $     258,752
        2,826 Capstead Mortgage Corp. (REIT) (c)..............        47,420
        5,225 Colonial Properties Trust (REIT)................       206,910
       13,369 Commercial Net Lease Realty (REIT)..............       237,968
        2,042 Consolidated Tomoka Land Co.....................        66,773
       17,971 Cornerstone Realty Income Trust, Inc. (REIT)....       157,426
        9,546 Corporate Office Properties Trust (REIT)........       200,466
        2,980 Correctional Properties Trust (REIT)............        85,824
       11,482 Corrections Corp. of America (b)................       331,026
        4,267 CRIIMIi Mae, Inc. (REIT) (b)....................        44,505
        4,657 EastGroup Properties, Inc. (REIT)...............       150,794
        5,675 Entertainment Properties Trust (REIT)...........       196,979
       13,405 Equity Inns, Inc. (REIT)........................       121,315
        9,921 Equity One, Inc. (REIT).........................       167,466
        5,433 Essex Property Trust, Inc. (REIT)...............       348,907
       16,105 FelCor Lodging Trust, Inc. (REIT)...............       178,443
       12,828 First Industrial Realty Trust, Inc. (REIT)......       432,945
        7,998 Gables Residential Trust (REIT).................       277,851
        5,144 Getty Realty Corp. (REIT).......................       134,516
        5,712 Glenborough Realty Trust, Inc. (REIT)...........       113,954
       10,087 Glimcher Realty Trust (REIT)....................       225,747
        4,713 Great Lakes REIT (REIT) (c).....................        73,994
       15,901 Health Care REIT, Inc. (REIT)...................       572,436
        5,974 Heritage Property Investment Trust, Inc. (REIT).       169,960
       17,484 Highwoods Properties, Inc. (REIT)...............       444,094
        9,112 Home Properties of New York, Inc. (REIT)........       368,034
       15,675 IMPAC Mortgage Holdings, Inc. (REIT)............       285,442
        8,950 Innkeepers USA Trust (REIT).....................        74,912
       11,143 Investors Real Estate Trust (REIT)..............       110,316
       10,224 Jones Lang LaSalle, Inc. (b)....................       211,944
        5,480 Keystone Property Trust (REIT)..................       121,053
        7,851 Kilroy Realty Corp. (REIT)......................       257,120
        6,246 Koger Equity, Inc. (REIT).......................       130,729
        6,776 Kramont Realty Trust (REIT).....................       122,646
       45,361 La Quinta Corp. (REIT) (b)......................       290,764
        5,586 LaSalle Hotel Properties (REIT).................       103,620
       10,269 Lexington Corporate Properties Trust (REIT).....       207,331
        4,753 LTC Properties, Inc. (REIT).....................        70,059
        4,600 Manufactured Home Communities, Inc. (REIT)......       173,190
       13,963 MeriStar Hospitality Corp. (REIT)...............        90,899
       18,404 MFA Mortgage Investment, Inc. (REIT)............       179,439
        5,037 Mid-America Apartment Communities, Inc. (REIT)..       169,142
        6,339 Mission West Properties, Inc. (REIT)............        82,090
        7,300 National Health Investors, Inc. (REIT)..........       181,624
        2,779 National Health Realty, Inc. (REIT).............        54,746
       19,242 Nationwide Health Properties, Inc. (REIT).......       376,181
        8,833 Newcastle Investment Corp. (REIT) (c)...........       239,374
        6,718 Novastar Financial, Inc. (REIT) (c).............       288,605
        3,079 Parkway Properties, Inc. (REIT).................       128,086
        9,455 Pennsylvania Real Estate Investment Trust (REIT)       343,216
       10,716 Post Properties, Inc. (REIT)....................       299,191
        9,812 Prentiss Properties Trust (REIT)................       323,698
        4,233 PS Business Parks, Inc. (REIT)..................       174,654
        6,491 RAIT Investment Trust (REIT)....................       166,170
        3,545 Ramco-Gershenson Property Trust (REIT)..........       100,324
       16,404 Reckson Associates Realty Corp. (REIT)..........       398,617

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

              REAL ESTATE--(CONTINUED)
        4,527 Redwood Trust, Inc. (REIT)....................... $     230,198
        3,616 Saul Centers, Inc. (REIT)........................       103,671
       14,628 Senior Housing Properties Trust..................       252,040
        3,382 Sizeler Property Investments, Inc. (REIT)........        36,221
       10,199 SL Green Realty Corp. (REIT).....................       418,669
        4,282 Sovran Self Storage, Inc. (REIT).................       159,076
        7,480 Summit Properties, Inc. (REIT)...................       179,670
        4,815 Sun Communities, Inc. (REIT).....................       186,340
        2,155 Tanger Factory Outlet Centers, Inc. (REIT).......        87,709
       14,396 Taubman Centers, Inc. (REIT).....................       296,558
        4,740 The Town & Country Trust (REIT)..................       120,159
       10,225 Trammell Crow Co. (b)............................       135,481
        2,087 United Mobile Homes, Inc. (REIT).................        35,500
        3,614 Universal Health Realty Income Trust, Inc. (REIT)       108,781
        6,696 Urstadt Biddle Properties, Inc. (REIT)...........        94,748
        6,560 US Restaurant Properties, Inc. (REIT)............       111,782
       24,249 Ventas, Inc. (REIT)..............................       533,478
       11,595 Washington Real Estate Investment Trust (REIT)...       338,574
        4,769 Winston Hotels, Inc. (REIT)......................        48,644
                                                                -------------
                                                                   16,603,357
                                                                -------------

              ROAD & RAIL--1.1%
        6,914 Arkansas Best Corp. (b)..........................       217,030
        2,540 Covenant Transport, Inc. (b).....................        48,285
        8,318 Dollar Thrifty Automotive Group, Inc. (b)........       215,769
        4,824 Florida East Coast Indiana, Inc..................       159,674
        4,042 Genesee & Wyoming, Inc. (b)......................       127,323
        9,540 Heartland Express, Inc. (b)......................       230,773
       19,553 Kansas City Southern Industries, Inc. (b)........       279,999
        7,800 Knight Transportation, Inc. (b)..................       200,070
        9,353 Landstar System, Inc. (b)........................       355,788
        9,788 Mail-Well, Inc. (b)..............................        45,123
        3,698 Old Dominion Freight Lines, Inc. (b).............       126,028
        7,345 Pacer International, Inc. (b)....................       148,516
        2,092 PAM Transportation Services, Inc. (b)............        44,622
        2,239 PDI, Inc.........................................        60,027
        9,812 RailAmerica, Inc. (c)............................       115,782
        3,970 SCS Transportation, Inc. (b).....................        69,793
        8,857 USF Corp.........................................       302,821
       13,547 Yellow Roadway Corp. (c).........................       489,992
                                                                -------------
                                                                    3,237,415
                                                                -------------

              SEMICONDUCTORS & EQUIPMENT--4.4%
        7,235 Actel Corp. (b)..................................       174,364
        5,562 Advanced Energy Industries, Inc. (b).............       144,890
        6,236 Alliance Semiconductor Corp. (b).................        44,338
        5,605 Artisan Components, Inc. (b) (c).................       114,903
       12,781 Asyst Technologies, Inc. (b).....................       221,750
        8,765 ATMI, Inc. (b)...................................       202,822
       32,283 Axcelis Technologies, Inc. (b)...................       329,932
       14,067 Brooks Automation, Inc. (b)......................       339,999
        6,032 Cabot Microelectronics Corp. (b) (c).............       295,568
       14,802 ChipPAC, Inc. (b) (c)............................       112,347
       19,737 Cirrus Logic, Inc. (b) (c).......................       151,383
        6,914 Cohu, Inc........................................       132,403

 See accompanying notes to statement of investments and financial statements.

                                    MSF-257

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
          87,599 Conexant Systems, Inc. (b) (c)............ $     435,367
          20,725 Credence Systems Corp. (b)................       272,741
          11,292 Cymer, Inc. (b)...........................       521,578
           9,051 DSP Group, Inc. (b).......................       225,460
           3,951 Dupont Photomasks, Inc. (b) (c)...........        95,377
          17,297 Entegris, Inc. (b)........................       222,266
          11,737 ESS Technology, Inc. (b) (c)..............       199,646
          12,643 Exar Corp. (b)............................       215,942
           8,036 FEI Co. (b)...............................       180,810
          10,315 Genesis Microchip, Inc. (b)...............       186,083
          34,579 GlobespanVirata, Inc. (b).................       203,325
           8,615 Helix Technology Corp.....................       177,297
           8,115 Integrated Silicon Solution, Inc. (b).....       127,162
           5,806 IXYS Corp. (b) (c)........................        54,286
          22,880 Kopin Corp. (b)...........................       153,525
          16,441 Kulicke & Soffa Industries, Inc. (b)......       236,422
          33,134 Lattice Semiconductor Corp. (b)...........       320,737
          16,302 LTX Corp. (b).............................       245,019
           9,045 Mattson Technology, Inc. (b)..............       110,530
          18,398 Micrel, Inc. (b)..........................       286,641
           9,532 Microsemi Corp. (b).......................       234,297
          29,095 Mindspeed Technologies, Inc...............       199,301
           8,598 MKS Instruments, Inc. (b).................       249,342
           7,513 Monolithic System Technology, Inc. (b) (c)        64,236
          10,786 Mykrolis Corp. (b)........................       173,439
           7,642 OmniVision Technologies, Inc. (b) (c).....       422,221
           9,014 ON Semiconductor Corp. (b)................        58,140
           6,706 PDF Solutions, Inc. (b) (c)...............        99,919
           6,962 Pericom Semiconductor Corp. (b)...........        74,215
           9,583 Photronics, Inc. (b) (c)..................       190,893
          11,482 Pixelworks, Inc. (b)......................       126,761
           8,057 Power Integrations, Inc. (b)..............       269,587
          56,235 RF Micro Devices, Inc. (b) (c)............       565,162
           3,886 Rudolph Technologies, Inc. (b)............        95,362
           5,248 Semitool, Inc. (b)........................        56,264
          19,238 Semtech Corp. (b).........................       437,280
          22,913 Silicon Image, Inc. (b) (c)...............       165,661
          26,273 Silicon Storage Technology, Inc. (b)......       289,003
           1,594 Siliconix, Inc. (b).......................        72,846
           9,319 Sipex Corp. (b) (c).......................        71,850
          45,376 Skyworks Solutions, Inc. (b) (c)..........       394,771
           3,938 Standard Microsystems Corp. (b)...........        99,631
           2,844 Supertex, Inc. (b)........................        54,320
           5,956 Three Five Systems, Inc. (b)..............        31,209
          37,012 Transmeta Corp. (b) (c)...................       125,841
          44,594 TriQuint Semiconductor, Inc. (b)..........       315,280
           6,141 Ultratech Stepper, Inc. (b)...............       180,361
           9,914 Varian Semiconductor Equipment, Inc. (b)..       433,143
           2,817 Virage Logic Corp. (b)....................        28,649
          66,600 Vitesse Semiconductor Corp. (b) (c).......       390,942
           6,159 White Electronic Designs Corp. (b)........        54,199
           8,405 Xicor, Inc. (b)...........................        95,313
          13,355 Zoran Corp. (b)...........................       232,243
                                                            -------------
                                                               13,086,594
                                                            -------------

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    SOFTWARE--4.0%
             28,527 Activision, Inc. (b)................. $     519,191
             10,497 Advent Software, Inc. (b)............       182,963
             14,265 Agile Software Corp. (b).............       141,224
              4,877 ANSYS, Inc. (b)......................       193,617
             19,612 Ascential Software Corp. (b).........       508,539
              8,793 Aspen Technology, Inc. (b) (c).......        90,216
              4,886 Barra, Inc. (b) (c)..................       173,404
             23,206 Borland Software Corp. (b)...........       225,794
              5,421 Concord Communications, Inc. (b) (c).       108,257
              7,655 Concur Technologies, Inc. (b) (c)....        74,100
              7,295 Datastream Systems, Inc. (b).........        57,266
              9,804 Dendrite International, Inc. (b).....       153,629
              2,536 Digimarc Corp. (b) (c)...............        33,729
             17,040 E. Piphany, Inc. (b).................       122,858
             11,470 Eclipsys Corp. (b) (c)...............       133,511
              4,835 Embarcadero Technologies, Inc. (b)...        77,118
             11,867 Entrust, Inc. (b)....................        48,417
             12,591 Epicor Software Corp. (b) (c)........       160,661
              3,671 EPIQ System, Inc. (b) (c)............        62,884
             11,338 Filenet Corp. (b)....................       307,033
              3,043 Group 1 Software, Inc. (b)...........        53,618
             11,924 Hyperion Solutions Corp. (b).........       359,389
              4,398 Inet Technologies, Inc. (b)..........        52,776
             23,175 Informatica Corp. (b)................       238,702
             13,644 Intelidata Technologies Corp. (b)....        22,513
             11,469 Intervoice, Inc. (b).................       136,137
              9,424 JDA Software Group, Inc. (b).........       155,590
              7,866 KFX, Inc. (b) (c)....................        59,388
              9,720 Kronos, Inc. (b).....................       385,009
             14,032 Lawson Software, Inc. (b) (c)........       115,483
             13,425 Macrovision Corp. (b)................       303,271
              6,896 Magma Design Automation, Inc. (b) (c)       160,953
             20,040 Manugistics Group, Inc. (b) (c)......       125,250
              6,849 Mapics, Inc. (b).....................        89,653
             22,069 Mentor Graphics Corp.................       320,883
             18,018 Micromuse, Inc. (b)..................       124,324
              5,047 Micros Systems, Inc. (b).............       218,838
              3,140 MicroStrategy, Inc. (b)..............       164,787
              6,430 MRO Software, Inc. (b)...............        86,548
              6,928 MSC.Software Corp. (b) (c)...........        65,470
              4,222 Nassda Corp. (b) (c).................        30,610
             17,490 NETIQ Corp. (b)......................       231,743
             10,303 NetScout Systems, Inc. (b)...........        78,303
             11,214 Nyfix, Inc. (b) (c)..................        89,151
              3,026 Opnet Technologies, Inc. (b).........        49,808
              7,649 Packeteer, Inc. (b)..................       129,880
              2,966 PalmSource, Inc (b) (c)..............        64,629
             70,219 Parametric Technology Corp. (b)......       276,663
              8,253 Portal Software, Inc. (b)............        55,543
              8,527 Progress Software Corp. (b) (c)......       174,462
             11,441 PumaTech, Inc. (b) (c)...............        45,535
              3,199 QAD, Inc. (b)........................        39,220
              1,152 Quality Systems, Inc. (b)............        51,368
             12,926 Quest Software, Inc. (b).............       183,549
              4,319 Radiant Systems, Inc. (b)............        36,323
              5,906 RadiSys Corp. (b)....................        99,575

 See accompanying notes to statement of investments and financial statements.

                                    MSF-258

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 SOFTWARE--(CONTINUED)
           2,952 Renaissance Learning, Inc. (b) (c)......... $      71,084
           8,898 Roxio, Inc. (b) (c)........................        42,621
          15,685 RSA Security, Inc. (b).....................       222,727
           8,068 Safalink Corp. (b) (c).....................        21,703
           2,845 SafeNet, Inc. (b) (c)......................        87,541
          26,265 ScanSoft, Inc. (b) (c).....................       139,730
           7,904 SeaChange International, Inc. (b)..........       121,722
          10,599 Secure Computing Corp. (b).................       189,828
           7,488 Serena Software, Inc. (b) (c)..............       137,405
           4,095 SPSS, Inc. (b).............................        73,219
           2,458 SS&C Technologies, Inc. (b)................        68,701
          28,501 Sybase, Inc. (b)...........................       586,551
          11,135 Systems & Computer Technology Corp. (b)....       182,057
          12,554 Take Two Interactive Software, Inc. (b)....       361,681
           4,488 TALX Corp. (c).............................       103,359
          12,823 THQ, Inc. (b)..............................       216,837
          27,627 TIBCO Software, Inc. (b)...................       187,035
           5,799 Tradestation Group, Inc. (b)...............        51,379
          11,134 Transaction Systems Architects, Inc.
                  (Class A) (b).............................       251,962
           3,840 Ulticom, Inc. (b)..........................        37,056
           8,039 Vastera, Inc. (b)..........................        32,156
           1,489 Verint Systems, Inc. (b)...................        33,592
           6,919 Verity, Inc. (b)...........................       115,478
          22,837 Wind River Systems, Inc. (b)...............       200,052
                                                             -------------
                                                                11,784,831
                                                             -------------

                 SPECIALTY RETAIL--4.4%
           4,205 A.C. Moore Arts & Crafts, Inc. (b).........        80,988
           7,521 Aaron Rents, Inc. (Class B)................       151,398
           6,301 Aeropostale, Inc. (b)......................       172,773
           1,395 America's Car-Mart, Inc. (c)...............        37,553
          17,116 American Eagle Outfitters, Inc. (b)........       280,702
          14,596 Ann Taylor Stores Corp. (b)................       569,244
           4,325 Asbury Automotive Group, Inc. (b)..........        77,461
           1,443 Bebe Stores, Inc. (b) (c)..................        37,504
           4,260 Big 5 Sporting Goods Corp. (b).............        89,247
           3,682 Blue Rhino Corp. (b) (c)...................        51,143
           3,460 Brookstone, Inc. (b).......................        73,733
           3,295 Buckle, Inc. (b)...........................        72,984
           3,440 Building Materials Holdings Corp...........        53,423
           6,057 Burlington Coat Factory Warehouse Corp.....       128,166
          10,200 Casual Male Retail Group, Inc. (b) (c).....        70,788
           5,528 Cato Corp..................................       113,324
           3,981 Charlotte Russe Holding, Inc. (b) (c)......        55,177
          36,594 Charming Shoppes, Inc. (c).................       197,608
           4,195 Childrens Place Retail Stores, Inc. (b) (c)       112,132
          11,991 Christopher & Banks Corp...................       234,184
           4,194 Cole National Corp. (b)....................        83,880
           6,875 Compucom Systems, Inc. (b).................        36,025
          22,333 Copart, Inc. (b)...........................       368,494
           7,024 Cost Plus, Inc. (b)........................       287,984
          10,962 CSK Auto Corp. (b).........................       205,757
           4,164 Dicks Sporting Goods Inc. (b) (c)..........       202,620
           6,035 Dress Barn, Inc. (b).......................        90,465

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               SPECIALTY RETAIL--(CONTINUED)
         4,422 Electronics Boutique Holding Corp. (b) (c).... $     101,220
         2,520 Finlay Enterprises, Inc. (b)..................        35,608
         7,176 Friedman's, Inc. (c)..........................        48,151
         2,596 Galyan's Trading Co. (b)......................        31,256
         7,007 Gamestop Corp. (Class A) (b) (c)..............       107,978
         7,205 Genesco, Inc. (b) (c).........................       109,012
         7,543 Goody's Family Clothing, Inc. (b).............        70,602
         5,388 Group 1 Automotive, Inc. (b)..................       194,992
         4,465 Guitar Center, Inc. (b) (c)...................       145,470
         9,692 Gymboree Corp. (b)............................       166,993
         4,608 Hancock Fabrics, Inc..........................        66,724
         5,275 Haverty Furniture Cos., Inc...................       104,761
         3,650 Hibbett Sporting Goods, Inc. (b)..............       108,770
        17,423 Hollywood Entertainment Corp. (b).............       239,566
        15,461 Hot Topic, Inc. (b)...........................       455,481
         7,688 Hughes Supply, Inc............................       381,479
         6,366 Intertan, Inc. (b)............................        64,424
         5,283 Jo Ann Stores, Inc............................       107,773
         1,508 JoS. A. Bank Clothiers, Inc. (b) (c)..........        52,312
         3,615 Kirklands, Inc. (b)...........................        63,841
        14,449 Linens 'N Things, Inc. (b)....................       434,626
         4,339 Lithia Motors, Inc. (b).......................       109,386
         3,183 Monro Muffler Brake, Inc. (b).................        63,692
         1,312 Mothers Work, Inc. (b) (c)....................        32,013
         7,988 Movie Gallery, Inc. (b) (c)...................       149,216
        23,140 Pacific Sunwear of California, Inc. (b).......       488,717
         3,246 Party City Corp. (b)..........................        41,192
        22,297 Payless Shoesource, Inc. (b)..................       298,780
        15,792 Pep Boys-Manny Moe & Jack.....................       361,163
        11,753 Petco Animal Supplies, Inc. (b)...............       357,879
         3,375 Pomeroy IT Solutions, Inc. (b)................        49,747
         6,328 Rent-Way, Inc. (b) (c)........................        51,826
         6,207 Restoration Hardware, Inc. (c)................        29,483
         3,939 Rex Stores Corp. (b)..........................        55,776
         6,509 Select Comfort Corp. (b)......................       161,163
         3,126 Sharper Image Corp. (b) (c)...................       102,064
         2,136 Shoe Carnival, Inc. (b) (c)...................        38,021
         8,959 Sonic Automotive, Inc.........................       205,340
         6,700 Sports Authority, Inc. (c)....................       257,280
         5,430 Stage Stores, Inc. (b) (c)....................       151,497
         5,555 TBC Corp. (b).................................       143,375
        11,157 The Bombay Co., Inc. (b) (c)..................        90,818
         5,820 The Finish Line, Inc. (b).....................       174,425
        11,399 The Men's Wearhouse, Inc. (b).................       285,089
        10,851 Too, Inc. (b).................................       183,165
        10,197 Tractor Supply Co. (b)........................       396,561
         8,543 Tweeter Home Entertainment Group, Inc. (b) (c)        80,731
         3,266 Ultimate Electronics, Inc. (b) (c)............        24,920
         5,289 United Auto Group, Inc. (b)...................       165,546
        17,418 United Rentals, Inc. (b)......................       335,471
         8,106 Urban Outfitters, Inc. (b)....................       300,327
         3,991 West Marine, Inc. (b) (c).....................       110,990
         7,770 Wet Seal, Inc. (b)............................        76,845
         3,245 Whitehall Jewellers, Inc. (b) (c).............        32,028

 See accompanying notes to statement of investments and financial statements.

                                    MSF-259

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                SPECIALTY RETAIL--(CONTINUED)
          6,029 Wilsons The Leather Experts, Inc. (b) (c).... $      21,041
          8,851 Zale Corp. (b)...............................       470,873
                                                              -------------
                                                                 12,922,236
                                                              -------------

                TEXTILES, APPARELS & LUXURY GOODS--1.1%
          5,763 Brown Shoe Co., Inc..........................       218,591
          2,327 Cherokee, Inc. (b) (c).......................        52,916
          6,509 DHB Industries, Inc. (b) (c).................        45,563
          7,944 Fossil, Inc. (b).............................       222,511
          7,964 K-Swiss, Inc.................................       191,614
          9,059 Kellwood Co..................................       371,419
          1,960 Kenneth Cole Productions, Inc. (b)...........        57,624
          5,690 Maxwell Shoe, Inc. (b) (c)...................        96,559
          2,267 Movado Group, Inc............................        63,997
          2,790 Oshkosh B'Gosh, Inc..........................        59,873
          3,306 Oxford Industries, Inc.......................       112,007
          7,669 Phillips Van Heusen Corp.....................       136,048
         17,792 Quiksilver, Inc. (b).........................       315,452
          8,144 Russell Corp.................................       143,009
          6,446 Skechers U. S. A., Inc. (b) (c)..............        52,535
          3,352 Steven Madden, Ltd. (b)......................        68,381
         13,783 Stride Rite Corp.............................       156,851
         11,415 The Warnaco Group, Inc. (b)..................       182,069
         13,615 Unifi, Inc. (b)..............................        87,817
          3,018 Unifirst Corp................................        71,557
          5,167 Van's, Inc. (b) (c)..........................        58,956
         10,564 Wellman, Inc.................................       107,858
          1,068 Weyco Group, Inc.............................        35,937
         12,908 Wolverine World Wide, Inc....................       263,065
                                                              -------------
                                                                  3,172,209
                                                              -------------

                THRIFTS & MORTGAGE FINANCE--2.5%
          3,211 Accredited Home Lenders Holding Co. (b) (c)..        98,257
         11,078 Bank Mutual Corp.............................       126,178
          4,713 Bank United Corp. (b)........................           566
         14,201 BankAtlantic Bancorp, Inc. (Class A).........       269,819
          9,359 BankUnited Financial Corp. (b)...............       241,369
          1,717 Berkshire Hill Bancorp, Inc..................        62,155
         19,909 Brookline Bancorp, Inc. (c)..................       305,404
          2,642 Camco Financial Corp.........................        45,786
          3,368 CFS Bancorp, Inc.............................        49,981
          1,163 Charter Financial Corp. (c)..................        43,345
         13,258 Charter Municipal Mortgage Acceptance Co. (c)       280,142
          2,502 Citizens First Bancorp, Inc..................        57,046
          1,233 Coastal Bancorp, Inc.........................        50,689
          2,850 Coastal Financial Corp.......................        50,274
         12,455 Community First Bankshares, Inc..............       360,448
          3,698 Connecticut Bancshares, Inc..................       190,595
          2,580 ESB Financial Corp. (c)......................        42,286
          7,744 eSPEED, Inc. (b).............................       181,287
          1,503 Evertrust Financial Group, Inc. (c)..........        47,855
          2,161 Federal Agricultural Mortage Corp. (b) (c)...        69,066
          1,455 FFLC Bancorp, Inc............................        41,831
          4,297 Fidelity Bankshares, Inc. (b)................       134,926
          1,602 First Defiance Financial Corp................        42,693

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   THRIFTS & MORTGAGE FINANCE--(CONTINUED)
             2,213 First Essex Bancorp, Inc............... $     128,664
            23,147 First Niagara Financial Group, Inc.....       345,122
             3,481 First Place Financial Corp. (c)........        67,984
             4,942 FirstFed America Bancorp, Inc..........       128,640
             2,449 Flag Financial Corp. (c)...............        31,592
             9,580 Flagstar Bancorp, Inc. (c).............       205,204
             1,862 FloridaFirst Bancorp, Inc..............        61,632
             4,083 Flushing Financial Corp................        74,637
             2,161 Gabelli Asset Management, Inc. (b) (c).        86,008
             1,488 Georgia Financial, Inc.................        51,678
             2,474 Gladstone Capital Corp.................        55,294
             3,716 Hawthorne Financial Corp. (b)..........       103,974
             1,908 Heritage Financial Corp................        41,747
             3,556 Horizon Financial Corp.................        62,266
             4,992 Hudson River Bancorp, Inc..............       194,838
             1,943 ITLA Capital Corp. (b).................        97,344
             2,138 Klamath First Bancorp, Inc.............        56,742
             1,094 Massbank Corp..........................        46,604
             1,580 MutualFirst Financial, Inc.............        40,037
             1,780 NASB Financial, Inc. (c)...............        74,600
             9,262 New Century Financial Corp. (c)........       367,423
             4,682 Northwest Bancorp, Inc. (c)............       100,007
             1,401 Parkvale Financial Corp................        37,617
             1,946 Partners Trust Financial Group.........        66,164
             1,422 Pennfed Financial Services, Inc........        47,637
             1,382 Provident Bancorp, Inc. (c)............        64,954
             7,654 Provident Bankshares Corp..............       225,334
            15,508 Provident Financial Services, Inc......       293,101
             1,250 Provident Financial Holdings, Inc......        45,337
             2,056 Quaker City Bancorp, Inc. (b)..........        95,707
             8,549 Saxon Capital, Inc. (b) (c)............       179,102
             4,413 Sound Federal Bancorp Inc. (c).........        68,799
            17,521 Staten Island Bancorp, Inc.............       394,222
             7,423 TierOne Corp. (b)......................       170,432
             2,285 Troy Financial Corp. (c)...............        79,975
             1,096 Warwick Community Bancorp (c)..........        37,702
            10,827 Waypoint Financial Corp................       234,838
             3,241 Willow Grove Bancorp, Inc. (c).........        57,560
             2,138 WSFS Financial Corp....................        95,889
                                                           -------------
                                                               7,408,405
                                                           -------------

                   TOBACCO--0.3%
            14,141 Dimon, Inc.............................        95,452
             5,013 Schweitzer-Mauduit International, Inc..       149,287
             3,073 Standard Commercial Corp...............        61,675
             8,197 Universal Corp.........................       362,062
             7,229 Vector Group, Ltd. (c).................       117,977
                                                           -------------
                                                                 786,453
                                                           -------------

                   TRADING COMPANIES & DISTRIBUTORS--0.0%
             3,033 Aceto Corp.............................        77,463
             1,405 Lawson Products, Inc...................        46,618
                                                           -------------
                                                                 124,081
                                                           -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-260

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               WARRANTS--0.0%


                                                                  VALUE
        SHARES                                                   (NOTE 1)
      -------------------------------------------------------------------------

                    TRANSPORTATION INFRASTRUCTURE--0.0%
           3,681    Seabulk International, Inc. (b)........... $      29,890
                                                               -------------

                    WATER UTILITIES--0.2%
           4,979    American State Water Co...................       124,475
           4,613    California Water Service Group............       126,396
           2,619    Connecticut Water Service, Inc. (c).......        72,415
           2,806    Middlesex Water Co. (c)...................        56,962
             576    SJW Corp..................................        51,408
           2,795    Southwest Water Co. (c)...................        44,860
                                                               -------------
                                                                     476,516
                                                               -------------

                    WIRELESS TELECOMMUNICATION SERVICES--0.5%
           9,894    Aether Systems, Inc. (b)..................        46,996
           8,003    At Road, Inc. (b) (c).....................       106,440
           5,257    Boston Communications Group, Inc. (b) (c).        48,837
           6,410    Dobson Communications Corp. (b) (c).......        42,114
           2,903    EMS Technologies, Inc. (b)................        59,628
           4,186    Metro One Telecommunications, Inc. (b) (c)        10,884
           3,926    NII Holdings, Inc. (Class B) (b) (c)......       292,997
          15,321    Price Communications Corp. (b)............       210,357
          13,296    SBA Communcations Corp. (b) (c)...........        50,259
           5,315    Triton PCS Holdings, Inc. (b).............        29,658
          19,552    Western Wireless Corp. (b)................       358,975
           8,858    Wireless Facilities, Inc. (b).............       131,630
                                                               -------------
                                                                   1,388,775
                                                               -------------
                    Total Common Stocks
                     (Identified Cost $248,079,852)...........   290,125,013
                                                               -------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   OIL & GAS--0.0%
               986 Magnum Hunter Resources, Inc. (b) (c).. $        542
                                                           ------------
                   Total Warrants
                    (Identified Cost $962)................          542
                                                           ------------

        SHORT TERM INVESTMENTS--2.1%
           FACE
          AMOUNT
        ----------------------------------------------------------------

                   DISCOUNT NOTES--2.1%
        $6,300,000 Federal Home Loan Bank 0.750%, 01/02/04 $  6,299,869
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $6,299,869)..........    6,299,869
                                                           ------------
                   Total Investments--100.6%
                    (Identified Cost $254,380,683) (a)....  296,425,424
                   Other assets less liabilities..........   (1,711,732)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $294,713,692
                                                           ============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT     12/31/2003    APPRECIATION
---------------------- ---------- --------- ---------- --------------- ------------
  Russell 2000 Index.. 03/18/2004    16     $4,309,070   $4,457,600      $148,530
                                                                         ========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-261

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $296,425,424
       Cash.....................................                  126,748
       Collateral for securities loaned.........               56,013,864
       Receivable for:
        Securities sold.........................                  620,456
        Fund shares sold........................                  593,382
        Dividends...............................                  279,183
                                                             ------------
         Total Assets...........................              354,059,057
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   984,644
        Securities purchased....................   2,133,365
        Futures variation margin................      54,400
        Withholding taxes.......................         128
        Return of collateral for securities
         loaned.................................  56,013,864
       Accrued expenses:
        Management fees.........................      61,032
        Service and distribution fees...........      12,777
        Other expenses..........................      85,155
                                                 -----------
         Total Liabilities......................               59,345,365
                                                             ------------
     NET ASSETS.................................             $294,713,692
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $254,880,533
        Undistributed net investment income.....                1,846,608
        Accumulated net realized gains
         (losses)...............................               (4,206,720)
        Unrealized appreciation (depreciation)
         on investments and futures contracts...               42,193,271
                                                             ------------
     NET ASSETS.................................             $294,713,692
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($216,744,117 divided by
      18,137,969 shares outstanding)............             $      11.95
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($39,910,754 divided by
      3,380,898 shares outstanding).............             $      11.80
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($38,058,821 divided by
      3,194,123 shares outstanding).............             $      11.92
                                                             ============
     Identified cost of investments.............             $254,380,683
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $ 2,613,568(a)
       Interest................................                 158,778(b)
                                                            -----------
                                                              2,772,346
     EXPENSES
       Management fees......................... $   512,787
       Service and distribution fees--Class B..      58,500
       Service and distribution fees--Class E..      27,392
       Directors' fees and expenses............      24,080
       Custodian...............................     295,993
       Audit and tax services..................      22,300
       Legal...................................       7,742
       Printing................................      76,385
       Insurance...............................       4,869
       Miscellaneous...........................      10,496
                                                -----------
       Total expenses..........................               1,040,544
                                                            -----------
     NET INVESTMENT INCOME.....................               1,731,802
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   4,195,339
       Futures contracts--net..................   1,901,170   6,096,509
                                                ----------- -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  72,664,952
       Futures contracts--net..................     181,989  72,846,941
                                                ----------- -----------
     Net gain (loss)...........................              78,943,450
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $80,675,252
                                                            ===========

(a)Net of foreign taxes of $1,017.
(b)Includes income on securities loaned of $83,556.

                See accompanying notes to financial statements.

                                    MSF-262

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,731,802  $  1,481,725
  Net realized gain (loss)..........................................    6,096,509    (9,494,201)
  Unrealized appreciation (depreciation)............................   72,846,941   (27,143,889)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   80,675,252   (35,156,365)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,112,568)     (817,767)
    Class B.........................................................     (102,909)      (49,896)
    Class E.........................................................      (81,295)       (4,535)
                                                                     ------------  ------------
                                                                       (1,296,772)     (872,198)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0       (73,015)
    Class B.........................................................            0        (5,091)
    Class E.........................................................            0          (405)
                                                                     ------------  ------------
                                                                                0       (78,511)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,296,772)     (950,709)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   64,625,698    37,558,133
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  144,004,178     1,451,059

NET ASSETS
  Beginning of the period...........................................  150,709,514   149,258,455
                                                                     ------------  ------------
  End of the period................................................. $294,713,692  $150,709,514
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,846,608  $  1,480,767
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  5,686,713  $ 56,979,360   5,406,162  $ 49,658,879
  Reinvestments...............................................    135,514     1,112,568      80,760       890,782
  Redemptions................................................. (3,588,540)  (35,268,984) (3,196,950)  (28,319,596)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,233,687  $ 22,822,944   2,289,972  $ 22,230,065
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,332,676  $ 23,234,929   1,437,217  $ 13,028,020
  Reinvestments...............................................     12,658       102,909       5,035        54,987
  Redemptions.................................................   (591,173)   (5,883,928)   (521,544)   (4,474,752)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,754,161  $ 17,453,910     920,708  $  8,608,255
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,777,443  $ 27,853,726     865,530  $  7,694,981
  Reinvestments...............................................      9,914        81,295         448         4,940
  Redemptions.................................................   (353,318)   (3,586,177)   (106,709)     (980,108)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,434,039  $ 24,348,844     759,269  $  6,719,813
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,421,887  $ 64,625,698   3,969,949  $ 37,558,133
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-263

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2003      2002      2001      2000      1999
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $   8.25  $  10.43  $  10.37  $  12.52  $  10.53
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.08      0.08      0.10      0.11      0.08
 Net realized and unrealized gain (loss) on investments...............     3.69     (2.20)    (0.01)    (0.55)     2.29
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................     3.77     (2.12)     0.09     (0.44)     2.37
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.07)    (0.05)    (0.03)    (0.11)    (0.08)
 Distributions from net realized capital gains........................     0.00     (0.01)     0.00     (1.60)    (0.30)
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (0.07)    (0.06)    (0.03)    (1.71)    (0.38)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $  11.95  $   8.25  $  10.43  $  10.37  $  12.52
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     46.1     (20.5)      0.9      (3.8)     22.7
Ratio of operating expenses to average net assets (%).................     0.47      0.49      0.55      0.55      0.45
Ratio of net investment income to average net assets (%)..............     0.89      0.99      1.03      0.89      1.04
Portfolio turnover rate (%)...........................................       42        53        47        78        67
Net assets, end of period (000)....................................... $216,744  $131,184  $141,958  $125,738  $111,729
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --      0.56      0.55      0.89

                                                                                     CLASS B
                                                                       --------------------------------
                                                                          YEAR ENDED     JANUARY 2, 2001(A)
                                                                         DECEMBER 31,         THROUGH
                                                                       ----------------     DECEMBER 31,
                                                                         2003     2002          2001
                                                                       -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.16  $ 10.33        $ 9.84
                                                                       -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.05     0.05          0.06
 Net realized and unrealized gain (loss) on investments...............    3.65    (2.17)         0.46
                                                                       -------  -------        ------
 Total from investment operations.....................................    3.70    (2.12)         0.52
                                                                       -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.06)   (0.04)        (0.03)
 Distributions from net realized capital gains........................    0.00    (0.01)         0.00
                                                                       -------  -------        ------
 Total distributions..................................................   (0.06)   (0.05)        (0.03)
                                                                       -------  -------        ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.80  $  8.16        $10.33
                                                                       =======  =======        ======
TOTAL RETURN (%)......................................................    45.7    (20.6)          5.3 (b)
Ratio of operating expenses to average net assets (%).................    0.72     0.74          0.80 (c)
Ratio of net investment income to average net assets (%)..............    0.64     0.79          0.83 (c)
Portfolio turnover rate (%)...........................................      42       53            47
Net assets, end of period (000)....................................... $39,911  $13,267        $7,292
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --          0.81 (c)

                                                                                   CLASS E
                                                                       ---------------------------
                                                                          YEAR ENDED    MAY 1, 2001(A)
                                                                         DECEMBER 31,      THROUGH
                                                                       ---------------   DECEMBER 31,
                                                                         2003    2002        2001
                                                                       -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.23  $10.42      $10.46
                                                                       -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.07    0.07        0.01
 Net realized and unrealized gain (loss) on investments...............    3.69   (2.20)      (0.05)
                                                                       -------  ------      ------
 Total from investment operations.....................................    3.76   (2.13)      (0.04)
                                                                       -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.07)  (0.05)       0.00
 Distributions from net realized capital gains........................    0.00   (0.01)       0.00
                                                                       -------  ------      ------
 Total distributions..................................................   (0.07)  (0.06)       0.00
                                                                       -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.92  $ 8.23      $10.42
                                                                       =======  ======      ======
TOTAL RETURN (%)......................................................    46.0   (20.6)       (0.4)(b)
Ratio of operating expenses to average net assets (%).................    0.62    0.64        0.70 (c)
Ratio of net investment income to average net assets (%)..............    0.74    1.08        1.58 (c)
Portfolio turnover rate (%)...........................................      42      53          47
Net assets, end of period (000)....................................... $38,059  $6,259      $    8
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --      --        0.71 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-264

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.1% OF TOTAL NET ASSETS


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               AEROSPACE & DEFENSE--3.0%
       298,500 AAR Corp........................................ $   4,462,575
        59,400 Alliant Techsystems, Inc. (b)...................     3,430,944
       112,600 Esterline Technologies Corp.....................     3,003,042
       133,800 Heico Corp. (c).................................     2,435,160
       157,700 Teledyne Technologies, Inc. (b).................     2,972,645
        94,300 Triumph Group, Inc. (b).........................     3,432,520
        71,600 United Defense Industries, Inc. (b).............     2,282,608
                                                                -------------
                                                                   22,019,494
                                                                -------------

               AIR FREIGHT & COURIERS--0.7%
       284,100 EGL, Inc. (b)...................................     4,988,796
                                                                -------------

               AIRLINES--1.5%
       139,800 Alaska Air Group, Inc. (b) (c)..................     3,815,142
       179,700 Frontier Airlines, Inc. (b).....................     2,562,522
       374,700 Mesa Air Group, Inc. (b) (c)....................     4,691,244
                                                                -------------
                                                                   11,068,908
                                                                -------------

               AUTO COMPONENTS--1.9%
        99,400 American Axle & Manufacturing Holdings, Inc. (b)     4,017,748
        42,565 BorgWarner, Inc.................................     3,621,005
       160,600 Cooper Tire & Rubber Co.........................     3,433,628
       113,400 Federal Signal Corp.............................     1,986,768
       187,100 Tower Automotive, Inc. (b) (c)..................     1,277,893
                                                                -------------
                                                                   14,337,042
                                                                -------------

               BUILDING PRODUCTS--1.0%
       130,650 Apogee Enterprises, Inc.........................     1,482,878
       106,600 ElkCorp.........................................     2,846,220
       191,900 Jacuzzi Brands, Inc.............................     1,360,571
        40,500 York International Corp.........................     1,490,400
                                                                -------------
                                                                    7,180,069
                                                                -------------

               CAPITAL MARKETS--1.1%
       134,800 American Capital Strategies, Ltd. (c)...........     4,007,604
        78,400 Investment Technology Group, Inc................     1,266,160
        92,700 MCG Capital Corp. (c)...........................     1,807,650
        52,900 SWS Group, Inc..................................       941,620
                                                                -------------
                                                                    8,023,034
                                                                -------------

               CHEMICALS--3.5%
       507,110 Agrium, Inc.....................................     8,347,031
       113,900 Cambrex Corp....................................     2,877,114
       108,500 Ferro Corp......................................     2,952,285
       253,900 IMC Global, Inc.................................     2,521,227
       201,750 Methanex Corp. (b)..............................     2,265,652
        61,400 Minerals Technologies, Inc......................     3,637,950
       332,500 Omnova Solutions, Inc...........................     1,596,000
        81,500 Spartech Corp...................................     2,008,160
                                                                -------------
                                                                   26,205,419
                                                                -------------

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               COMMERCIAL BANKS--0.5%
       261,500 Sterling Bancshares, Inc. (c)................... $   3,485,795
                                                                -------------

               COMMERCIAL SERVICES & SUPPLIES--3.1%
        89,300 Bowne & Co., Inc................................     1,210,908
       220,600 Heidrick & Struggles International, Inc. (b) (c)     4,809,080
       126,200 John H. Harland Co. (c).........................     3,445,260
       129,100 NCO Group, Inc. (b).............................     2,939,607
       234,200 Steelcase, Inc. (c).............................     3,363,112
       160,200 Tetra Technologies, Inc. (b)....................     3,982,572
        75,900 Valassis Communications, Inc....................     2,227,665
        45,100 Viad Corp.......................................     1,127,500
                                                                -------------
                                                                   23,105,704
                                                                -------------

               COMMUNICATION EQUIPMENT--2.4%
        49,800 Advanced Fibre Communications, Inc. (b).........     1,003,470
       201,700 Anaren Microwave, Inc. (b)......................     2,848,004
       368,800 Andrew Corp. (b) (c)............................     4,244,888
       176,400 CommScope, Inc. (b).............................     2,880,612
       412,800 NMS Communications Corp. (b) (c)................     2,575,872
       137,700 Plantronics, Inc. (b)...........................     4,495,905
                                                                -------------
                                                                   18,048,751
                                                                -------------

               COMPUTER & PERIPHERALS--1.5%
       250,100 Electronics for Imaging, Inc. (b)...............     6,507,602
        87,600 Hutchinson Technology, Inc. (b).................     2,692,824
       327,400 Simpletech, Inc. (b)............................     1,967,674
                                                                -------------
                                                                   11,168,100
                                                                -------------

               CONSTRUCTION & ENGINEERING--2.1%
       119,600 Dycom Industries, Inc. (b)......................     3,207,672
       146,000 Granite Construction, Inc.......................     3,429,540
       418,700 Integrated Electrical Services, Inc. (b)........     3,872,975
       377,600 Walter Industries, Inc..........................     5,040,960
                                                                -------------
                                                                   15,551,147
                                                                -------------

               CONSTRUCTION MATERIALS--1.0%
       151,600 Martin Marietta Materials, Inc..................     7,120,652
                                                                -------------

               CONTAINERS & PACKAGING--1.1%
       123,000 Anchor Glass Container Corp. (b)................     1,968,000
       185,700 Caraustar Industries, Inc. (c)..................     2,562,660
       177,700 Packaging Corp. of America......................     3,884,522
                                                                -------------
                                                                    8,415,182
                                                                -------------

               DIVERSIFIED FINANCIAL SERVICES--0.9%
       184,200 GATX Corp. (c)..................................     5,153,916
       191,500 Medallion Financial Corp........................     1,817,335
                                                                -------------
                                                                    6,971,251
                                                                -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-265

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
           327,200 Cincinnati Bell, Inc.................... $   1,652,360
           393,100 PTEK Holdings, Inc. (c).................     3,463,211
                                                            -------------
                                                                5,115,571
                                                            -------------

                   ELECTRIC UTILITIES--0.1%
            21,800 Hawaiian Electric Industries, Inc. (c)..     1,032,666
                                                            -------------

                   ELECTRICAL EQUIPMENT--2.7%
            99,300 Acuity Brands, Inc......................     2,561,940
            90,200 Belden, Inc.............................     1,902,318
            20,400 C&D Technologies, Inc...................       391,068
           271,300 GrafTech International, Ltd. (b)........     3,662,550
           115,100 Regal Beloit Corp.......................     2,532,200
            94,800 Roper Industries, Inc...................     4,669,848
           191,200 Thomas & Betts Corp.....................     4,376,568
                                                            -------------
                                                               20,096,492
                                                            -------------

                   ELECTRONIC EQUIPMENT & INSTRUMENTS--7.8%
            79,600 Anixter International, Inc. (b) (c).....     2,060,048
           111,200 Avnet, Inc..............................     2,408,592
           118,600 AVX Corp. (c)...........................     1,971,132
           159,900 BEI Technologies, Inc...................     3,198,000
           118,600 Benchmark Electronics, Inc. (b).........     4,128,466
           106,100 Cognex Corp.............................     2,996,264
            68,300 Coherent, Inc. (b)......................     1,625,540
            80,800 Excel Technology, Inc. (b)..............     2,655,088
           517,800 Kemet Corp. (b).........................     7,088,682
           117,700 Lecroy Corp. (b)........................     2,119,777
            38,100 Littelfuse, Inc. (b)....................     1,098,042
           523,000 Technitrol, Inc.........................    10,847,020
            87,300 Trimble Navigation, Ltd. (b)............     3,251,052
           429,200 Veeco Instruments, Inc. (b) (c).........    12,103,440
                                                            -------------
                                                               57,551,143
                                                            -------------

                   ENERGY EQUIPMENT & SERVICES--3.4%
            79,200 Atwood Oceanics, Inc. (b)...............     2,529,648
           173,000 Core Laboratories NV (b) (c)............     2,887,370
           490,000 Global Industries, Inc. (b).............     2,523,500
           410,000 Hanover Compressor Co. (b) (c)..........     4,571,500
           224,200 Maverick Tube Corp. (b).................     4,315,850
           400,200 Newpark Resources, Inc. (b) (c).........     1,916,958
           203,000 Veritas DGC, Inc. (b)...................     2,127,440
           268,100 W-H Energy Services, Inc. (b)...........     4,343,220
                                                            -------------
                                                               25,215,486
                                                            -------------

                   FOOD & STAPLES RETAILING--1.8%
           277,000 Duane Reade, Inc. (b)...................     4,686,840
           160,600 Longs Drug Stores Corp. (c).............     3,973,244
           341,400 Wild Oats Markets, Inc. (b) (c).........     4,414,302
                                                            -------------
                                                               13,074,386
                                                            -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 FOOD PRODUCTS--1.6%
          63,100 Bunge, Ltd................................. $   2,077,252
          94,000 Corn Products International, Inc...........     3,238,300
         149,000 International Multifoods Corp. (b) (c).....     2,682,000
         277,300 Interstate Bakeries Corp...................     3,945,979
                                                             -------------
                                                                11,943,531
                                                             -------------

                 GAS UTILITIES--0.5%
         156,300 NUI Corp. (c)..............................     2,519,556
          31,400 UGI Corp...................................     1,064,460
                                                             -------------
                                                                 3,584,016
                                                             -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
          47,700 American Medical Systems Holdings, Inc. (b)     1,039,860
          83,900 Arthrocare Corp. (b) (c)...................     2,055,550
          97,700 Cytyc Corp. (b)............................     1,344,352
          65,700 Ocular Sciences, Inc.......................     1,886,247
         111,200 Viasys Healthcare, Inc. (b)................     2,290,720
                                                             -------------
                                                                 8,616,729
                                                             -------------

                 HEALTH CARE PROVIDERS & SERVICES--3.0%
          52,800 Community Health Systems, Inc. (b).........     1,403,424
          44,700 Genesis Healthcare Corp. (b)...............     1,018,266
         523,300 Hooper Holmes, Inc.........................     3,233,994
         126,000 LifePoint Hospitals, Inc. (b) (c)..........     3,710,700
          89,400 NeighborCare, Inc. (b).....................     1,765,650
         268,400 Province Healthcare Co.....................     4,294,400
         122,800 RehabCare Group, Inc. (b)..................     2,610,728
         798,700 Stewart Enterprises, Inc...................     4,536,616
                                                             -------------
                                                                22,573,778
                                                             -------------

                 HOTELS, RESTAURANTS & LEISURE--3.6%
         269,600 Argosy Gaming Corp. (b)....................     7,006,904
         158,000 Boyd Gaming Corp...........................     2,550,120
         461,700 CKE Restaurants, Inc. (c)..................     2,950,263
          72,600 Jack in the Box, Inc. (b)..................     1,550,736
         125,900 O'Charleys, Inc. (b) (c)...................     2,259,905
          76,100 Papa John's International, Inc. (b) (c)....     2,540,218
          70,500 Penn National Gaming, Inc. (b).............     1,627,140
          38,100 Ruby Tuesday, Inc..........................     1,085,469
         148,800 Ryan's Family Steak Houses, Inc. (b).......     2,252,832
         387,100 Six Flags, Inc.............................     2,910,992
                                                             -------------
                                                                26,734,579
                                                             -------------

                 HOUSEHOLD DURABLES--1.8%
          96,500 Furniture Brands International, Inc........     2,830,345
         263,200 La-Z-Boy, Inc..............................     5,521,936
         271,600 Tupperware Corp............................     4,709,544
                                                             -------------
                                                                13,061,825
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-266

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 IT SERVICES--1.6%
         307,300 Carreker Corp. (b) (c)..................... $   4,305,273
         354,800 Ciber, Inc. (b)............................     3,072,568
         128,500 Perot Systems Corp. (b)....................     1,732,180
          88,200 ProQuest Co. (b) (c).......................     2,597,490
                                                             -------------
                                                                11,707,511
                                                             -------------

                 INDUSTRIAL CONGLOMERATES--0.3%
           3,000 Gerber Scientific, Inc.....................        23,880
         132,600 Tredegar Industries, Inc...................     2,059,278
                                                             -------------
                                                                 2,083,158
                                                             -------------

                 INSURANCE--2.4%
          72,800 AmerUs Group Co. (c).......................     2,545,816
          59,276 Fidelity National Financial, Inc...........     2,298,723
          77,300 Harleysville Group, Inc....................     1,537,497
         137,700 Hub International, Ltd.....................     2,307,852
         123,600 Odyssey Re Holdings Corp. (c)..............     2,787,180
         199,200 Ohio Casualty Corp.........................     3,458,112
          19,600 RLI Corp...................................       734,216
         114,600 United National Group, Ltd. (b)............     2,024,982
                                                             -------------
                                                                17,694,378
                                                             -------------

                 LEISURE EQUIPMENT & PRODUCTS--0.9%
         202,000 Callaway Golf Co. (c)......................     3,403,700
         132,200 Steinway Musical Instructions, Inc. (b) (c)     3,265,340
                                                             -------------
                                                                 6,669,040
                                                             -------------

                 MACHINERY--9.3%
         229,100 AGCO Corp..................................     4,614,074
          19,300 Cummins, Inc...............................       944,542
           7,400 Denison International, Plc. (ADR) (b)......       176,860
         219,100 Flowserve Corp.............................     4,574,808
         451,300 JLG Industries, Inc........................     6,873,299
         191,300 Joy Global, Inc............................     5,002,495
         198,300 Kadant, Inc. (b)...........................     4,293,195
         139,900 Manitowoc, Inc.............................     4,364,880
         158,000 Navistar International Corp................     7,566,620
          57,000 Pentair, Inc...............................     2,604,900
         176,400 Stewart & Stevenson Services, Inc..........     2,478,420
          96,400 Terex Corp.................................     2,745,472
         251,000 Trinity Industries, Inc....................     7,740,840
         133,000 Valmont Industries, Inc....................     3,078,950
         518,600 Wabtec Corp................................     8,836,944
         132,200 Watts Industries, Inc......................     2,934,840
                                                             -------------
                                                                68,831,139
                                                             -------------

                 MARINE--0.4%
          50,100 Kirby Corp.................................     1,747,488
          19,700 Teekay Shipping Corp.......................     1,123,491
                                                             -------------
                                                                 2,870,979
                                                             -------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

               MEDIA--3.2%
        99,000 Entravision Communications Corp. (Class A) (b). $   1,098,900
       104,500 Gray Television, Inc...........................     1,580,040
       268,000 Hollinger International, Inc...................     4,186,160
       212,200 Journal Register Co. (b).......................     4,392,540
       101,000 LIN TV Corp. (b)...............................     2,606,810
       681,500 The Reader's Digest Association, Inc. (Class A)     9,990,790
                                                               -------------
                                                                  23,855,240
                                                               -------------

               METALS & MINING--4.8%
       351,800 Allegheny Technologies, Inc....................     4,650,796
       159,400 Coeur d'Alene Mines Corp. (b) (c)..............       921,332
       114,400 Compass Minerals International, Inc. (b).......     1,633,632
       307,400 Ladish, Inc. (b)...............................     2,493,321
       113,600 NN, Inc........................................     1,430,224
       191,000 NS Group, Inc..................................     1,852,700
        86,200 Peabody Energy Corp............................     3,595,402
        86,600 Phelps Dodge Corp..............................     6,589,394
       109,800 RTI International Metals, Inc..................     1,852,326
        34,910 Titanium Metals Corp. (c)......................     1,833,124
       250,600 United States Steel Corp. (c)..................     8,776,012
                                                               -------------
                                                                  35,628,263
                                                               -------------

               MULTILINE RETAIL--0.3%
       124,800 Dillard's, Inc. (Class A)......................     2,054,208
                                                               -------------

               OIL & GAS--2.6%
       153,600 Cabot Oil & Gas Corp...........................     4,508,160
       192,900 Energy Partners, Ltd. (b) (c)..................     2,681,310
        34,500 Nuevo Energy Co. (b)...........................       833,865
       575,200 OMI Corp. (b)..................................     5,136,536
        50,100 Spinnaker Exploration Co. (b)..................     1,616,727
        53,500 Stone Energy Corp. (b).........................     2,271,075
       167,200 Vintage Petroleum, Inc.........................     2,011,416
                                                               -------------
                                                                  19,059,089
                                                               -------------

               PAPER & FOREST PRODUCTS--0.8%
       198,700 Louisiana-Pacific Corp.........................     3,552,756
        50,760 Rayonier, Inc..................................     2,107,048
                                                               -------------
                                                                   5,659,804
                                                               -------------

               PERSONAL PRODUCTS--1.2%
       152,300 Chattem, Inc. (c)..............................     2,726,170
       468,100 Playtex Products, Inc. (b) (c).................     3,618,413
       160,600 Steiner Leisure, Ltd. (b)......................     2,296,580
                                                               -------------
                                                                   8,641,163
                                                               -------------

               PHARMACEUTICALS--0.7%
       214,200 Valeant Pharmaceuticals International..........     5,387,130
                                                               -------------

               REAL ESTATE--0.5%
        83,700 Heritage Property Investment Trust, Inc. (REIT)     2,381,265
       126,500 Highland Hospitality Corp. (REIT) (b) (c)......     1,378,850
                                                               -------------
                                                                   3,760,115
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-267

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

                ROAD & RAIL--0.6%
         84,300 Dollar Thrifty Automotive Group, Inc. (b)..... $   2,186,742
         23,700 Marten Transport, Ltd. (b)....................       364,506
        184,000 RailAmerica, Inc. (b) (c).....................     2,171,200
                                                               -------------
                                                                   4,722,448
                                                               -------------

                SEMICONDUCTORS & EQUIPMENT--5.2%
        131,800 Actel Corp. (b)...............................     3,176,380
        154,100 ATMI, Inc. (b) (c)............................     3,565,874
        265,900 Brooks Automation, Inc. (b)...................     6,426,803
        128,400 ChipPAC, Inc. (b) (c).........................       974,556
        357,300 Cypress Semiconductor Corp. (b) (c)...........     7,631,928
        142,400 Helix Technology Corp.........................     2,930,592
        133,100 IXYS Corp. (b) (c)............................     1,244,485
        150,800 MKS Instruments, Inc. (b) (c).................     4,373,200
        310,100 TriQuint Semiconductor, Inc. (b)..............     2,192,407
        145,200 Varian Semiconductor Equipment, Inc. (b)......     6,343,788
                                                               -------------
                                                                  38,860,013
                                                               -------------

                SOFTWARE--1.4%
        275,400 Inet Technologies, Inc. (b)...................     3,304,800
        200,300 Iona Technologies, Plc. (ADR) (c).............       975,461
        121,400 Mentor Graphics Corp..........................     1,765,156
         41,600 Micros Systems, Inc. (b)......................     1,803,776
         24,000 Pegasystems, Inc. (b).........................       206,880
        256,600 SkillSoft, Plc. (ADR) (b).....................     2,219,590
                                                               -------------
                                                                  10,275,663
                                                               -------------

                SPECIALTY RETAIL--3.6%
         94,500 American Eagle Outfitters, Inc. (b)...........     1,549,800
         79,700 Barnes & Noble, Inc. (b)......................     2,618,145
        416,800 Charming Shoppes, Inc.........................     2,250,720
         21,700 CSK Auto Corp. (b)............................       407,309
        150,600 Genesco, Inc. (b) (c).........................     2,278,578
        115,900 Hancock Fabrics, Inc. (c).....................     1,678,232
         57,600 Linens 'N Things, Inc. (b)....................     1,732,608
        358,400 Payless Shoesource, Inc. (b)..................     4,802,560
         55,200 Pep Boys-Manny Moe & Jack.....................     1,262,424
         65,900 The Talbots, Inc..............................     2,028,402
        220,700 Too, Inc. (b).................................     3,725,416
        251,100 Tweeter Home Entertainment Group, Inc. (b) (c)     2,372,895
                                                               -------------
                                                                  26,707,089
                                                               -------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  TEXTILES, APPARELS & LUXURY GOODS--0.3%
           61,300 Oshkosh B'Gosh, Inc. (b) (c).............. $   1,315,498
           66,800 Russell Corp..............................     1,173,008
           10,400 Stride Rite Corp..........................       118,352
                                                             -------------
                                                                 2,606,858
                                                             -------------

                  THRIFTS & MORTGAGE FINANCE--0.2%
           91,000 First Niagara Financial Group, Inc........     1,356,810
                                                             -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.3%
          212,000 American Tower Corp. (Class A)............     2,293,840
                                                             -------------
                  Total Common Stocks
                   (Identified Cost $546,953,514)...........   697,013,484
                                                             -------------

     SHORT TERM INVESTMENTS--6.5%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                  COMMERCIAL PAPER--6.5%
     $  6,986,000 American Express Credit Corp.
                   1.050%, 01/05/04.........................     6,985,185
        4,264,000 American Express Credit Corp.
                   0.850%, 01/07/04.........................     4,263,396
       17,791,000 American Express Credit Corp.
                   1.060%, 01/08/04.........................    17,787,333
        1,819,000 Citicorp 1.030%, 01/08/04.................     1,818,635
        2,358,000 General Electric Capital Corp.
                   1.030%, 01/08/04.........................     2,357,528
        4,000,000 General Electric Capital Corp.
                   1.030%, 01/12/04.........................     3,998,741
        3,000,000 Merrill Lynch & Co., Inc. 1.020%, 01/05/04     2,999,660
        7,579,000 Morgan Stanley 1.080%, 02/03/04...........     7,571,497
                                                             -------------
                                                                47,781,975
                                                             -------------
                  Total Short Term Investments
                   (Identified Cost $47,781,975)............    47,781,975
                                                             -------------
                  Total Investments--100.6%
                   (Identified Cost $594,735,489) (a).......   744,795,459
                  Other assets less liabilities.............    (4,191,300)
                                                             -------------
                  TOTAL NET ASSETS--100%.................... $ 740,604,159
                                                             =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-268

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $744,795,459
       Cash.....................................                   20,652
       Collateral for securities loaned.........               55,288,142
       Receivable for:
        Securities sold.........................                1,632,859
        Fund shares sold........................                  799,376
        Dividends...............................                  393,142
                                                             ------------
         Total Assets...........................              802,929,630
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 4,438,023
        Securities purchased....................   2,030,100
        Withholding taxes.......................       4,308
        Return of collateral for securities
         loaned.................................  55,288,142
       Accrued expenses:
        Management fees.........................     505,739
        Service and distribution fees...........      21,874
        Other expenses..........................      37,285
                                                 -----------
         Total Liabilities......................               62,325,471
                                                             ------------
     NET ASSETS.................................             $740,604,159
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $605,410,339
        Undistributed net investment income.....                   37,393
        Accumulated net realized gains
         (losses)...............................              (14,903,543)
        Unrealized appreciation (depreciation)
         on investments and foreign currency
         transactions...........................              150,059,970
                                                             ------------
     NET ASSETS.................................             $740,604,159
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ( $561,244,665 divided by
      33,766,276 shares outstanding)............             $      16.62
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ( $1,119,758 divided by 67,728
      shares outstanding).......................             $      16.53
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ( $178,239,736 divided by
      10,768,150 shares outstanding)............             $      16.55
                                                             ============
     Identified cost of investments.............             $594,735,489
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $  3,865,033(a)
      Interest................................                  375,293 (b)
                                                            ------------
                                                               4,240,326
    EXPENSES
      Management fees......................... $  4,255,375
      Service and distribution fees--Class B..        1,027
      Service and distribution fees--Class E..      151,071
      Directors' fees and expenses............       24,080
      Custodian...............................      157,165
      Audit and tax services..................       22,300
      Legal...................................       18,457
      Printing................................      198,359
      Insurance...............................       12,409
      Miscellaneous...........................       11,287
                                               ------------
      Total expenses..........................                 4,851,530
                                                            ------------
    NET INVESTMENT INCOME (LOSS)..............                  (611,204)
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................                (1,113,931)
    Unrealized appreciation (depreciation) on:
      Investments--net........................  224,185,581
      Foreign currency transactions--net......           59  224,185,640
                                               ------------ ------------
    Net gain (loss)...........................               223,071,709
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $222,460,505
                                                            ============

(a)Net of foreign taxes of $31,471.
(b)Includes income on securities loaned of $86,228.

                See accompanying notes to financial statements.

                                    MSF-269

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (611,204) $  (1,095,109)
  Net realized gain (loss)..........................................   (1,113,931)   (10,110,550)
  Unrealized appreciation (depreciation)............................  224,185,640    (96,906,467)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  222,460,505   (108,112,126)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0       (215,537)
    Class E.........................................................            0         (8,107)
                                                                     ------------  -------------
                                                                                0       (223,644)
                                                                     ------------  -------------
   Net realized gain
    Class A.........................................................            0     (1,643,473)
    Class B.........................................................            0             (1)
    Class E.........................................................            0        (82,424)
                                                                     ------------  -------------
                                                                                0     (1,725,898)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................            0     (1,949,542)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  142,876,054    187,182,788
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  365,336,559     77,121,120

NET ASSETS
  Beginning of the period...........................................  375,267,600    298,146,480
                                                                     ------------  -------------
  End of the period................................................. $740,604,159  $ 375,267,600
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $     37,393  $           0
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  7,836,580  $104,751,255  17,723,575  $ 241,443,857
  Shares issued through acquisition...........................  2,995,052    35,933,090           0              0
  Reinvestments...............................................          0             0     116,261      1,859,010
  Redemptions................................................. (5,911,082)  (73,825,374) (9,613,064)  (115,265,981)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................  4,920,550  $ 66,858,971   8,226,772  $ 128,036,886
                                                               ==========  ============  ==========  =============
CLASS B
  Sales.......................................................     70,625  $    941,926       2,992  $      32,036
  Reinvestments...............................................          0             0           0              1
  Redemptions.................................................     (3,814)      (54,506)     (2,082)       (23,107)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................     66,811  $    887,420         910  $       8,930
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................  6,656,313  $ 89,027,153   4,954,820  $  63,496,422
  Reinvestments...............................................          0             0       5,672         90,531
  Redemptions.................................................   (967,127)  (13,897,490)   (357,588)    (4,449,981)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................  5,689,186  $ 75,129,663   4,602,904  $  59,136,972
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. 10,676,547  $142,876,054  12,830,586  $ 187,182,788
                                                               ==========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-270

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                            CLASS A
                                         -----------------------------------------
                                                                       JULY 5, 2000(A)
                                            YEAR ENDED DECEMBER 31,        THROUGH
                                         ----------------------------   DECEMBER 31,
                                           2003      2002      2001         2000
                                         --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  11.07  $  14.13  $  12.24      $ 10.00
                                         --------  --------  --------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........    (0.01)    (0.04)     0.02         0.03
 Net realized and unrealized gain
   (loss) on investments................     5.56     (2.95)     1.94         2.29
                                         --------  --------  --------      -------
 Total from investment operations.......     5.55     (2.99)     1.96         2.32
                                         --------  --------  --------      -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     0.00     (0.01)    (0.01)       (0.03)
 Distributions from net realized
   capital gains........................     0.00     (0.06)    (0.06)       (0.05)
                                         --------  --------  --------      -------
 Total distributions....................     0.00     (0.07)    (0.07)       (0.08)
                                         --------  --------  --------      -------
NET ASSET VALUE, END OF PERIOD.......... $  16.62  $  11.07  $  14.13      $ 12.24
                                         ========  ========  ========      =======
TOTAL RETURN (%)........................     50.1     (21.3)     16.0         23.2 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.93      0.95      0.98         1.05 (c)
Ratio of net investment income to
 average net assets (%).................    (0.10)    (0.28)     0.18         1.12 (c)
Portfolio turnover rate (%).............       44        27        15           24 (c)
Net assets, end of period (000)......... $561,245  $319,202  $291,426      $54,379
The ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........       --        --        --         1.34 (c)

                                                    CLASS B                          CLASS E
                                         ---------------------------    -----------------------------
                                           YEAR ENDED    MAY 1, 2001(A)     YEAR ENDED     MAY 1, 2001(A)
                                          DECEMBER 31,      THROUGH        DECEMBER 31,       THROUGH
                                         --------------   DECEMBER 31,  -----------------   DECEMBER 31,
                                          2003    2002        2001        2003      2002        2001
                                         ------  ------  -------------- --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $11.04  $14.12      $14.12     $  11.04  $ 14.12      $14.12
                                         ------  ------      ------     --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........  (0.01)   0.00        0.00        (0.02)   (0.01)      (0.01)
 Net realized and unrealized gain
   (loss) on investments................   5.50   (3.01)       0.00         5.53    (3.00)       0.01
                                         ------  ------      ------     --------  -------      ------
 Total from investment operations.......   5.49   (3.01)       0.00         5.51    (3.01)       0.00
                                         ------  ------      ------     --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   0.00   (0.01)       0.00         0.00    (0.01)       0.00
 Distributions from net realized
   capital gains........................   0.00   (0.06)       0.00         0.00    (0.06)       0.00
                                         ------  ------      ------     --------  -------      ------
 Total distributions....................   0.00   (0.07)       0.00         0.00    (0.07)       0.00
                                         ------  ------      ------     --------  -------      ------
NET ASSET VALUE, END OF PERIOD.......... $16.53  $11.04      $14.12     $  16.55  $ 11.04      $14.12
                                         ======  ======      ======     ========  =======      ======
TOTAL RETURN (%)........................   49.7   (21.5)        0.0(b)      49.9    (21.5)        0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................   1.18    1.20        1.23(c)      1.08     1.10        1.13 (c)
Ratio of net investment income to
 average net assets (%).................  (0.26)  (0.53)       0.00(c)     (0.22)   (0.43)      (0.25)(c)
Portfolio turnover rate (%).............     44      27          15           44       27          15
Net assets, end of period (000)......... $1,120  $   10      $  0.1     $178,240  $56,055      $6,720

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-271

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.0% OF TOTAL NET ASSETS


                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

              AEROSPACE & DEFENSE--1.9%
       41,150 Engineered Support Systems, Inc................... $   2,265,719
       34,900 Herley Industries, Inc. (b).......................       722,430
       71,100 Mercury Computer Systems, Inc. (b)................     1,770,390
       37,300 MTC Technologies, Inc. (b)........................     1,201,806
                                                                 -------------
                                                                     5,960,345
                                                                 -------------

              AIR FREIGHT & COURIERS--1.2%
        6,200 Expeditors International of Washington, Inc.......       233,492
       54,100 Forward Air Corp. (b).............................     1,487,750
       51,000 UTI Worldwide, Inc................................     1,934,430
                                                                 -------------
                                                                     3,655,672
                                                                 -------------

              AIRLINES--1.7%
       56,000 Atlantic Coast Airlines Holdings, Inc. (b)........       554,400
       37,800 ExpressJet Holdings, Inc. (b).....................       567,000
      152,600 Frontier Airlines, Inc. (b).......................     2,176,076
       99,600 SkyWest, Inc......................................     1,804,752
                                                                 -------------
                                                                     5,102,228
                                                                 -------------

              AUTO COMPONENTS--0.5%
       37,500 Gentex Corp.......................................     1,656,000
                                                                 -------------

              BEVERAGES--0.2%
       28,900 Boston Beer, Inc. (b) (c).........................       524,246
                                                                 -------------

              BIOTECHNOLOGY--5.3%
       36,300 Abgenix, Inc. (b).................................       452,298
       54,700 Albany Molecular Research, Inc. (b)...............       821,594
       36,100 Alkermes, Inc. (b) (c)............................       487,350
       25,100 Celgene Corp. (b) (c).............................     1,130,002
       18,073 Cephalon, Inc. (b) (c)............................       874,914
       54,200 Charles River Laboratories International, Inc. (b)     1,860,686
       22,600 Digene Corp. (b) (c)..............................       906,260
       12,600 Gilead Sciences, Inc. (b).........................       732,564
       41,600 Human Genome Sciences, Inc. (b)...................       551,200
       29,300 ICOS Corp. (b) (c)................................     1,209,504
       10,400 IDEXX Laboratories, Inc. (b) (c)..................       481,312
       24,500 Invitrogen Corp. (b)..............................     1,715,000
       24,700 Martek Biosciences Corp. (b) (c)..................     1,604,759
       28,900 Neurocrine Biosciences, Inc. (b)..................     1,576,206
       27,100 Protein Design Labs, Inc. (b).....................       485,090
       32,800 Techne Corp. (b)..................................     1,239,184
       13,670 Vertex Pharmaceuticals, Inc. (b)..................       139,844
                                                                 -------------
                                                                    16,267,767
                                                                 -------------

              BUILDING PRODUCTS--0.2%
       12,300 Simpson Manufacturing, Inc. (b)...................       625,578
                                                                 -------------

              CAPITAL MARKETS--2.1%
       24,900 Affiliated Managers Group, Inc. (b) (c)...........     1,732,791
       25,100 Eaton Vance Corp..................................       919,664
       35,200 Investment Technology Group, Inc..................       568,480
       47,300 Investors Financial Services Corp.................     1,816,793

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                  CAPITAL MARKETS--(CONTINUED)
            7,566 Legg Mason, Inc........................... $     583,944
           42,100 Waddell & Reed Financial, Inc. (Class A)..       987,666
                                                             -------------
                                                                 6,609,338
                                                             -------------

                  CHEMICALS--0.4%
           58,300 Symyx Technologies, Inc. (b)..............     1,198,065
                                                             -------------

                  COMMERCIAL BANKS--2.1%
           56,500 Boston Private Financial Holdings, Inc....     1,403,460
           18,700 East West Bancorp, Inc....................     1,003,816
           22,400 Silicon Valley Bancshares.................       807,968
           29,000 Southwest Bancorp of Texas, Inc. (c)......     1,126,650
           52,600 UCBH Holdings, Inc........................     2,049,822
                                                             -------------
                                                                 6,391,716
                                                             -------------

                  COMMERCIAL SERVICES & SUPPLIES--7.3%
           37,700 Bright Horizons Family Solutions, Inc. (b)     1,583,400
           43,100 Career Education Corp. (b)................     1,727,017
           46,733 ChoicePoint, Inc. (b).....................     1,780,060
           28,700 Corinthian Colleges, Inc. (b).............     1,594,572
           54,500 Corporate Executive Board Co. (b).........     2,543,515
           62,000 DeVry, Inc. (b)...........................     1,558,060
           75,400 Education Management Corp. (b)............     2,340,416
          168,400 Exult, Inc. (b) (c).......................     1,199,008
           62,250 Iron Mountain, Inc. (b)...................     2,461,365
           23,300 ITT Educational Services, Inc.............     1,094,401
           25,000 Stericycle, Inc. (b)......................     1,167,500
           31,766 University of Phoenix Online (b)..........     2,189,630
           12,500 Valassis Communications, Inc..............       366,875
           29,200 Waste Connections, Inc. (b)...............     1,102,884
                                                             -------------
                                                                22,708,703
                                                             -------------

                  COMMUNICATION EQUIPMENT--3.5%
           57,300 Advanced Fibre Communications, Inc. (b)...     1,154,595
           39,600 Anaren Microwave, Inc. (b)................       559,152
           33,325 Avocent Corp. (b).........................     1,217,029
          249,400 Centillium Communications, Inc. (b).......     1,404,122
           16,300 F5 Networks, Inc. (b).....................       409,130
           62,300 Inter-Tel, Inc............................     1,556,254
           72,900 Plantronics, Inc. (b).....................     2,380,185
           66,693 Polycom, Inc. (b).........................     1,301,847
           58,400 Powerwave Technologies, Inc. (b) (c)......       446,760
           37,000 REMEC, Inc. (b) (c).......................       311,170
                                                             -------------
                                                                10,740,244
                                                             -------------

                  COMPUTER & PERIPHERALS--1.9%
           29,300 Avid Technology, Inc. (b) (c).............     1,406,400
          103,300 Maxtor Corp. (b)..........................     1,146,630
          118,500 Pinnacle Systems, Inc. (b)................     1,010,805
           28,400 SanDisk Corp. (b).........................     1,736,376
           32,900 SBS Technologies, Inc. (b)................       483,959
                                                             -------------
                                                                 5,784,170
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-272

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 CONSTRUCTION & ENGINEERING--0.3%
          63,700 Insituform Technologies, Inc. (b) (c)....... $   1,051,050
                                                              -------------

                 CONSUMER FINANCE--0.1%
          16,000 The First Marblehead Corp. (b)..............       350,080
                                                              -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.2%
          23,250 Doral Financial Corp........................       750,510
                                                              -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
         187,900 Aeroflex, Inc. (b)..........................     2,196,551
          34,200 Cognex Corp.................................       965,808
          19,700 Coherent, Inc. (b)..........................       468,860
          45,600 Flir Systems, Inc. (b)......................     1,664,400
          32,200 Kemet Corp. (b).............................       440,818
          11,100 Mettler-Toledo International, Inc. (b)......       468,531
          23,074 National Instruments Corp. (c)..............     1,049,175
          12,300 Newport Corp. (c)...........................       203,319
          85,400 Plexus Corp. (b)............................     1,466,318
          48,500 Technitrol, Inc.............................     1,005,890
          42,700 Varian, Inc. (b)............................     1,781,871
                                                              -------------
                                                                 11,711,541
                                                              -------------

                 ENERGY EQUIPMENT & SERVICES--4.0%
          10,400 Atwood Oceanics, Inc. (b)...................       332,176
          62,500 Cal Dive International, Inc. (b)............     1,506,875
           5,400 Cooper Cameron Corp. (b)....................       251,640
           8,400 Core Laboratories NV (b)....................       140,196
          20,900 FMC Technologies, Inc. (b)..................       486,970
         106,200 Global Industries, Inc. (b).................       546,930
         388,500 Grey Wolf, Inc. (b).........................     1,452,990
          25,000 Helmerich & Payne, Inc......................       698,250
          16,500 Key Energy Services, Inc. (b)...............       170,115
          25,200 Lone Star Technologies, Inc. (b) (c)........       402,696
          55,800 Maverick Tube Corp. (b).....................     1,074,150
          29,200 National-Oilwell, Inc. (b)..................       652,912
          49,900 Oil States International, Inc. (b)..........       695,606
          47,800 Patterson-UTI Energy, Inc. (b)..............     1,573,576
           7,700 Pride International, Inc. (b)...............       143,528
          62,800 Unit Corp. (b)..............................     1,478,940
          37,400 Varco International, Inc. (b)...............       771,562
                                                              -------------
                                                                 12,379,112
                                                              -------------

                 FOOD & STAPLES RETAILING--1.2%
          21,000 Performance Food Group Co. (b) (c)..........       759,570
          71,500 SunOpta, Inc. (b)...........................       659,945
          33,500 United Natural Foods, Inc. (b)..............     1,202,985
          15,400 Whole Foods Market, Inc.....................     1,033,802
                                                              -------------
                                                                  3,656,302
                                                              -------------

                 FOOD PRODUCTS--0.3%
           4,100 American Italian Pasta Co. (Class A) (b) (c)       171,790
          27,200 Horizon Organic Holding Corp. (b)...........       651,440
                                                              -------------
                                                                    823,230
                                                              -------------

                                                                     VALUE
   SHARES                                                           (NOTE 1)
 ------------------------------------------------------------------------------

             HEALTH CARE EQUIPMENT & SUPPLIES--5.1%
      14,400 Advanced Neuromodulation Systems, Inc. (b) (c)...... $     662,112
      35,400 Apogent Technologies, Inc. (b)......................       815,616
     119,600 Computer Programs & Systems, Inc. (c)...............     2,406,352
      16,800 Conceptus, Inc. (b) (c).............................       178,416
       8,400 Cyberonics, Inc. (b) (c)............................       268,884
      37,700 Cytyc Corp. (b).....................................       518,752
      25,050 Dentsply International, Inc.........................     1,131,508
      43,600 ICU Medical, Inc. (b) (c)...........................     1,494,608
      40,200 INAMED Corp. (b)....................................     1,932,012
      12,600 Mentor Corp. (c)....................................       303,156
      39,400 Respironics, Inc. (b)...............................     1,776,546
      83,000 Staar Surgical Co. (b) (c)..........................       934,580
      91,800 Steris Corp. (b)....................................     2,074,680
      89,500 Thoratec Corp. (b) (c)..............................     1,164,395
                                                                  -------------
                                                                     15,661,617
                                                                  -------------

             HEALTH CARE PROVIDERS & SERVICES--8.4%
      67,250 Accredo Health, Inc. (b)............................     2,125,773
      18,700 AdvancePCS (b)......................................       984,742
      26,552 AMN Healthcare Services, Inc. (b) (c)...............       455,632
      20,200 Amsurg Corp. (b) (c)................................       765,378
      33,200 Caremark Rx, Inc. (b)...............................       840,956
      24,900 Community Health Systems, Inc. (b)..................       661,842
      32,700 Coventry Health Care, Inc. (b)......................     2,108,823
      37,800 DaVita, Inc. (b)....................................     1,474,200
      70,400 First Health Group Corp. (b)........................     1,369,984
       6,200 Henry Schein, Inc. (b)..............................       418,996
       7,900 Hooper Holmes, Inc..................................        48,822
      54,400 LifePoint Hospitals, Inc. (b) (c)...................     1,602,080
      29,100 Manor Care, Inc.....................................     1,005,987
      20,700 Odyssey Healthcare, Inc. (b)........................       605,682
      54,200 Omnicare, Inc.......................................     2,189,138
      26,900 Patterson Dental Co. (b)............................     1,725,904
      42,300 Pharmaceutical Product Development, Inc. (b)........     1,140,831
      49,800 Priority Healthcare Corp. (Class B) (b) (c).........     1,200,678
      16,600 Renal Care Group, Inc. (b)..........................       683,920
      29,200 The Advisory Board Co. (b)..........................     1,019,372
      16,700 Triad Hospitals, Inc. (b)...........................       555,609
      56,700 United Surgical Partners International, Inc. (b) (c)     1,898,316
      33,700 WellChoice, Inc. (b)................................     1,162,650
                                                                  -------------
                                                                     26,045,315
                                                                  -------------

             HOTELS, RESTAURANTS & LEISURE--3.8%
      52,600 Alliance Gaming Corp. (b)...........................     1,296,590
      40,700 CEC Entertainment, Inc. (b).........................     1,928,773
       6,200 International Speedway Corp. (Class A)..............       276,892
      14,600 Mandalay Resort Group...............................       652,912
      39,400 P.F. Chang's China Bistro, Inc. (b) (c).............     2,004,672
      17,100 Peet's Coffee & Tea, Inc. (b) (c)...................       297,711
      51,075 Rare Hospitality International, Inc. (b)............     1,248,273
      37,700 Ruby Tuesday, Inc...................................     1,074,073
      30,850 Sonic Corp. (b).....................................       944,627
      32,600 Station Casinos, Inc................................       998,538
      24,900 The Cheesecake Factory, Inc. (b)....................     1,096,347
                                                                  -------------
                                                                     11,819,408
                                                                  -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-273

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               HOUSEHOLD DURABLES--1.7%
        14,684 D.R. Horton, Inc................................ $     635,230
        12,400 Harman International Industries, Inc............       917,352
        35,700 La-Z-Boy, Inc. (c)..............................       748,986
        18,660 M.D.C. Holdings, Inc............................     1,203,570
         8,400 Standard-Pacific Corp...........................       407,820
        33,400 Toll Brothers, Inc. (b).........................     1,327,984
                                                                -------------
                                                                    5,240,942
                                                                -------------

               IT SERVICES--2.7%
        12,500 Affiliated Computer Services, Inc. (Class A) (b)       680,750
        26,900 CACI International, Inc. (b)....................     1,307,878
        16,400 Cognizant Technology Solutions Corp.
                (Class A) (b)..................................       748,496
        73,100 Forrester Research, Inc. (b) (c)................     1,306,297
        24,460 Global Payments, Inc............................     1,152,555
        28,700 InterCept, Inc. (b) (c).........................       324,023
        45,900 SRA International, Inc. (b).....................     1,978,290
        31,100 Titan Corp. (b).................................       678,291
                                                                -------------
                                                                    8,176,580
                                                                -------------

               INSURANCE--2.4%
        23,200 Brown & Brown, Inc..............................       756,552
        54,400 Max Re Capital, Ltd.............................     1,220,736
        33,200 RenaissanceRe Holdings, Ltd.....................     1,628,460
        16,800 Stancorp Financial Group, Inc...................     1,056,384
        16,800 The PMI Group, Inc..............................       625,464
        39,400 Triad Guaranty, Inc. (b)........................     1,983,790
                                                                -------------
                                                                    7,271,386
                                                                -------------

               INTERNET & CATALOG RETAIL--0.4%
        68,736 Insight Enterprises, Inc. (b)...................     1,292,237
                                                                -------------

               INTERNET SOFTWARE & SERVICES--1.6%
        54,200 CNET Networks, Inc. (b) (c).....................       369,644
        89,600 Digital Insight Corp. (b).......................     2,231,040
        69,800 Earthlink, Inc. (b).............................       698,000
        66,300 MatrixOne, Inc. (b).............................       408,408
        49,950 Netegrity, Inc. (b) (c).........................       514,985
        29,300 Websense, Inc. (b) (c)..........................       856,732
                                                                -------------
                                                                    5,078,809
                                                                -------------

               LEISURE EQUIPMENT & PRODUCTS--0.9%
        28,700 JAKKS Pacific, Inc. (b) (c).....................       377,692
        12,500 Marvel Enterprises, Inc. (b)....................       363,875
        65,350 SCP Pool Corp. (b)..............................     2,135,638
                                                                -------------
                                                                    2,877,205
                                                                -------------

               MACHINERY--1.0%
        28,900 Dionex Corp. (b)................................     1,329,978
        33,400 Oshkosh Truck Corp..............................     1,704,402
                                                                -------------
                                                                    3,034,380
                                                                -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 MEDIA--3.3%
           6,300 4Kids Entertainment, Inc. (b) (c)........... $     163,926
          16,600 Catalina Marketing Corp. (b)................       334,656
          41,800 Cox Radio, Inc. (Class A) (b)...............     1,054,614
          50,100 Emmis Communications Corp. (Class A) (b)....     1,355,205
          10,300 Entercom Communications Corp. (b)...........       545,488
          21,000 Getty Images, Inc. (b)......................     1,052,730
          31,300 Insight Communications, Inc. (b)............       322,703
          87,100 Radio One, Inc. (Class D) (b) (c)...........     1,681,030
          48,700 Regent Communications, Inc. (b).............       309,245
          65,100 Scholastic Corp. (b)........................     2,216,004
          59,100 Spanish Broadcasting Systems, Inc. (b)......       620,550
          16,700 Westwood One, Inc...........................       571,307
                                                              -------------
                                                                 10,227,458
                                                              -------------

                 MULTILINE RETAIL--0.5%
          20,050 Dollar Tree Stores, Inc. (b)................       602,703
          10,400 Family Dollar Stores, Inc...................       373,152
          22,750 Fred's, Inc. (c)............................       704,795
                                                              -------------
                                                                  1,680,650
                                                              -------------

                 OFFICE ELECTRONICS--0.9%
          40,395 Zebra Technologies Corp. (Class A) (b)......     2,681,016
                                                              -------------

                 OIL & GAS--2.2%
          32,800 Cabot Oil & Gas Corp........................       962,680
          45,600 Evergreen Resources, Inc. (b)...............     1,482,456
          32,800 Spinnaker Exploration Co. (b)...............     1,058,456
          29,700 Stone Energy Corp. (b)......................     1,260,765
          58,600 Tom Brown, Inc. (b).........................     1,889,850
                                                              -------------
                                                                  6,654,207
                                                              -------------

                 PHARMACEUTICALS--3.4%
          16,600 Andrx Corp. (b).............................       399,064
          12,300 Bradley Pharmaceuticals, Inc. (b) (c).......       312,789
          33,700 Eon Labs, Inc. (b) (c)......................     1,717,015
          50,825 KV Pharmaceutical Co. (b) (c)...............     1,296,038
          30,700 Medicis Pharmaceutical Corp. (Class A) (c)..     2,188,910
          86,300 Noven Pharmaceuticals, Inc. (b).............     1,312,623
          10,400 Pharmaceutical Resources, Inc...............       677,560
          41,100 SICOR, Inc. (b).............................     1,117,920
          24,900 Taro Pharmaceutical Industries, Ltd. (b) (c)     1,606,050
                                                              -------------
                                                                 10,627,969
                                                              -------------

                 REAL ESTATE--0.2%
          14,400 Redwood Trust, Inc. (REIT)..................       732,240
                                                              -------------

                 ROAD & RAIL--0.7%
          33,300 Covenant Transport, Inc. (b)................       633,033
          41,500 Dollar Thrifty Automotive Group, Inc. (b)...     1,076,510
          24,300 Swift Transportation Co., Inc. (b)..........       510,786
                                                              -------------
                                                                  2,220,329
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-274

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 SEMICONDUCTORS & EQUIPMENT--6.9%
          20,000 AMIS Holdings, Inc. (b)..................... $     365,600
          37,400 ATMI, Inc. (b) (c)..........................       865,436
          27,400 August Technology Corp. (b).................       508,270
          12,973 Cabot Microelectronics Corp. (b) (c)........       635,677
          32,500 Cohu, Inc. (c)..............................       622,375
          39,600 Cymer, Inc. (b) (c).........................     1,829,124
          82,000 Entegris, Inc. (b)..........................     1,053,700
          51,900 Exar Corp. (b)..............................       886,452
          45,500 Integrated Circuit Systems, Inc. (b)........     1,296,295
          66,900 Integrated Silicon Solution, Inc. (b).......     1,048,323
          76,864 Intersil Corp. (Class A)....................     1,910,070
          28,500 Kopin Corp. (b) (c).........................       191,235
          60,600 Lattice Semiconductor Corp. (b) (c).........       586,608
          46,300 Micrel, Inc. (b)............................       721,354
           7,350 Microchip Technology, Inc...................       245,196
          22,800 OmniVision Technologies, Inc. (b) (c).......     1,259,700
          52,400 Pericom Semiconductor Corp. (b) (c).........       558,584
          18,700 Rudolph Technologies, Inc. (b)..............       458,898
          53,600 Semtech Corp. (b)...........................     1,218,328
          64,100 Silicon Storage Technology, Inc. (b)........       705,100
          50,000 Skyworks Solutions, Inc. (c)................       435,000
          42,000 Tessera Technologies, Inc. (b)..............       790,020
          62,920 TriQuint Semiconductor, Inc. (b)............       444,844
          41,800 Varian Semiconductor Equipment, Inc. (b) (c)     1,826,242
          45,391 Zoran Corp. (b) (c).........................       789,350
                                                              -------------
                                                                 21,251,781
                                                              -------------

                 SOFTWARE--6.0%
          53,550 Activision, Inc. (b)........................       974,610
         111,900 Actuate Corp. (b)...........................       348,009
          33,250 Barra, Inc. (b) (c).........................     1,180,043
          94,400 Borland Software Corp. (b)..................       918,512
          31,600 Concord Communications, Inc. (b) (c)........       631,052
          14,600 EPIQ System, Inc. (b) (c)...................       250,098
          33,100 FactSet Research Systems, Inc. (c)..........     1,264,751
          39,613 Fair Isaac Corp.............................     1,947,375
          47,875 Hyperion Solutions Corp. (b)................     1,442,952
          48,400 Informatica Corp. (b).......................       498,520
          41,700 Jack Henry & Associates, Inc................       858,186
          12,500 Macromedia, Inc. (b)........................       223,000
         104,600 Macrovision Corp. (b).......................     2,362,914
           4,100 Mercury Interactive Corp. (b)...............       199,424
          31,500 Network Associates, Inc. (b)................       473,760
          64,100 Packeteer, Inc. (b).........................     1,088,418
          43,250 Radiant Systems, Inc. (b) (c)...............       363,733
          41,600 Red Hat, Inc. (b)...........................       780,832
          83,100 Serena Software, Inc. (b) (c)...............     1,524,885
          32,800 SkillSoft, Plc. (ADR) (b)...................       283,720
          29,000 Symantec Corp. (b)..........................     1,004,850
                                                              -------------
                                                                 18,619,644
                                                              -------------

                 SPECIALTY RETAIL--6.6%
          61,700 A.C. Moore Arts & Crafts, Inc. (b)..........     1,188,342
          26,800 Ann Taylor Stores Corp. (b).................     1,045,200

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               SPECIALTY RETAIL--(CONTINUED)
        61,950 Christopher & Banks Corp...................... $   1,209,883
        51,550 Cost Plus, Inc. (b)...........................     2,113,550
        22,600 Gamestop Corp. (Class A) (b) (c)..............       348,266
        29,200 Group 1 Automotive, Inc. (b) (c)..............     1,056,748
        41,100 Hot Topic, Inc. (b)...........................     1,210,806
         8,300 Hughes Supply, Inc............................       411,846
        20,800 Michaels Stores, Inc..........................       919,360
        45,800 O'Reilly Automotive, Inc. (b).................     1,756,888
        45,655 Pacific Sunwear of California, Inc. (b).......       964,234
        65,600 PETsMART, Inc.................................     1,561,280
        48,900 Pier 1 Imports, Inc...........................     1,068,954
        46,500 Rent-A-Center, Inc. (b).......................     1,389,420
        50,000 Ross Stores, Inc..............................     1,321,500
        12,400 Sonic Automotive, Inc. (c)....................       284,208
         8,300 The Talbots, Inc..............................       255,474
        53,400 Too, Inc. (b).................................       901,392
        41,700 Tweeter Home Entertainment Group, Inc. (b) (c)       394,065
        12,400 Ultimate Electronics, Inc. (b) (c)............        94,612
        29,100 Williams-Sonoma, Inc. (b).....................     1,011,807
                                                              -------------
                                                                 20,507,835
                                                              -------------

               TEXTILES, APPARELS & LUXURY GOODS--0.6%
        21,900 Fossil, Inc. (b)..............................       613,419
        12,300 The Timberland Co. (Class A)..................       640,461
        39,100 Van's, Inc. (b) (c)...........................       446,131
                                                              -------------
                                                                  1,700,011
                                                              -------------

               THRIFTS & MORTGAGE FINANCE--0.6%
        24,900 Community First Bankshares, Inc...............       720,606
        41,500 IndyMac Bancorp, Inc..........................     1,236,285
                                                              -------------
                                                                  1,956,891
                                                              -------------

               WIRELESS TELECOMMUNICATION SERVICES--0.9%
       188,600 Nextel Partners, Inc. (Class A) (b) (c).......     2,536,670
         4,200 NII Holdings, Inc. (Class B) (c)..............       313,446
                                                              -------------
                                                                  2,850,116
                                                              -------------
               Total Common Stocks
                (Identified Cost $247,033,310)...............   306,153,923
                                                              -------------

    SHORT TERM INVESTMENTS--1.2%
    ------------------------------------------------------------------------

               MUTUAL FUNDS--1.2%
     3,560,701 T. Rowe Price Reserve Investment Fund.........     3,560,701
                                                              -------------
               Total Short Term Investments
                (Identified Cost $3,560,701).................     3,560,701
                                                              -------------
               Total Investments--100.2%
                (Identified Cost $250,594,011) (a)...........   309,714,624
               Other assets less liabilities.................      (481,368)
                                                              -------------
               TOTAL NET ASSETS--100%........................ $ 309,233,256
                                                              =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-275

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value......................             $309,714,624
       Collateral on securities loaned...........               26,868,012
       Receivable for:
        Securities sold..........................                  883,527
        Fund shares sold.........................                   71,565
        Dividends and interest...................                   67,824
                                                              ------------
         Total Assets............................              337,605,552
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $   171,240
        Securities purchased.....................   1,169,000
        Return of collateral for securities
         loaned..................................  26,868,012
       Accrued expenses:
        Management fees..........................     133,986
        Service and distribution fees............       1,373
        Other expenses...........................      28,685
                                                  -----------
         Total Liabilities.......................               28,372,296
                                                              ------------
     NET ASSETS..................................             $309,233,256
                                                              ============
       Net assets consist of:
        Capital paid in..........................             $322,789,140
        Accumulated net realized gains (losses)..              (72,676,497)
        Unrealized appreciation (depreciation)
         on investments..........................               59,120,613
                                                              ------------
     NET ASSETS..................................             $309,233,256
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($297,728,282 divided by
      24,265,834 shares outstanding).............             $      12.27
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($151,716 divided by 12,526
      shares outstanding)........................             $      12.11
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($11,353,258 divided by 934,142
      shares outstanding)........................             $      12.15
                                                              ============
     Identified cost of investments..............             $250,594,011
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $  524,354 (a)
       Interest................................                 64,353 (b)
                                                            -----------
                                                                588,707
     EXPENSES
       Management fees......................... $1,300,675
       Service and distribution fees--Class B..        101
       Service and distribution fees--Class E..      7,962
       Directors fees and expenses.............     24,080
       Custodian...............................    117,445
       Audit and tax services..................     22,300
       Legal...................................     10,709
       Printing................................     89,646
       Insurance...............................      6,645
       Miscellaneous...........................      4,643
                                                ----------
       Total expenses before reductions........  1,584,206
       Expense reductions......................     (9,064)   1,575,142
                                                ----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                (986,435)
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (9,730,867)
     Unrealized appreciation (depreciation) on:
       Investments--net........................              97,695,499
                                                            -----------
     Net gain (loss)...........................              87,964,632
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $86,978,197
                                                            ===========

(a)Net of foreign taxes of $1,630.
(b)Includes income on securities loaned of $32,661.


                See accompanying notes to financial statements.

                                    MSF-276

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (986,435) $   (959,247)
  Net realized gain (loss)..........................................   (9,730,867)  (35,656,414)
  Unrealized appreciation (depreciation)............................   97,695,499   (44,263,144)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   86,978,197   (80,878,805)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   10,032,619    (5,597,858)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   97,010,816   (86,476,663)

NET ASSETS
  Beginning of the period...........................................  212,222,440   298,699,103
                                                                     ------------  ------------
  End of the period................................................. $309,233,256  $212,222,440
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               ------------------------  --------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  ------------  -----------  -------------
CLASS A
  Sales.......................................................  2,828,137  $ 29,440,362   32,189,677  $ 322,507,808
  Redemptions................................................. (2,729,601)  (27,234,181) (33,154,170)  (330,084,967)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................     98,536  $  2,206,181     (964,493) $  (7,577,159)
                                                               ==========  ============  ===========  =============
CLASS B
  Sales.......................................................     12,324  $    137,409          329  $       2,703
  Redemptions.................................................       (125)       (1,373)          (2)           (18)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................     12,199  $    136,036          327  $       2,685
                                                               ==========  ============  ===========  =============
CLASS E
  Sales.......................................................    899,386  $  9,552,795      268,302  $   2,526,914
  Redemptions.................................................   (174,723)   (1,862,393)     (58,831)      (550,298)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................    724,663  $  7,690,402      209,471  $   1,976,616
                                                               ==========  ============  ===========  =============
  Increase (decrease) derived from capital share transactions.    835,398  $ 10,032,619     (754,695) $  (5,597,858)
                                                               ==========  ============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-277

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                  ---------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    2003      2002      2001      2000
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $   8.71  $  11.89  $  14.30  $  15.73
                                                                                  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................    (0.04)    (0.04)    (0.04)    (0.03)
  Net realized and unrealized gain (loss) on investments.........................     3.60     (3.14)    (1.27)    (1.40)
                                                                                  --------  --------  --------  --------
  Total from investment operations...............................................     3.56     (3.18)    (1.31)    (1.43)
                                                                                  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains..................................     0.00      0.00     (1.10)     0.00
                                                                                  --------  --------  --------  --------
  Total distributions............................................................     0.00      0.00     (1.10)     0.00
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................... $  12.27  $   8.71  $  11.89  $  14.30
                                                                                  ========  ========  ========  ========
TOTAL RETURN (%).................................................................     40.9     (26.7)     (9.0)     (9.1)
Ratio of operating expenses to average net assets before expense reductions (%)..     0.63      0.61      0.61      0.58
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.63        --        --      0.58
Ratio of net investment income to average net assets (%).........................    (0.39)    (0.38)    (0.34)    (0.19)
Portfolio turnover rate (%)......................................................       25        44        38        68
Net assets, end of period (000).................................................. $297,728  $210,410  $298,699  $337,343

                                                                                  ---------

                                                                                  ---------
                                                                                    1999
                                                                                  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  12.29
                                                                                  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................    (0.03)
  Net realized and unrealized gain (loss) on investments.........................     3.47
                                                                                  --------
  Total from investment operations...............................................     3.44
                                                                                  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains..................................     0.00
                                                                                  --------
  Total distributions............................................................     0.00
                                                                                  --------
NET ASSET VALUE, END OF PERIOD................................................... $  15.73
                                                                                  ========
TOTAL RETURN (%).................................................................     28.0
Ratio of operating expenses to average net assets before expense reductions (%)..     0.61
Ratio of operating expenses to average net assets after expense reductions(%) (d)       --
Ratio of net investment income to average net assets (%).........................    (0.27)
Portfolio turnover rate (%)......................................................       68
Net assets, end of period (000).................................................. $269,518

                                                                                             CLASS B
                                                                                  -------------------------
                                                                                      YEAR     JULY 30, 2002(A)
                                                                                     ENDED         THROUGH
                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                      2003           2002
                                                                                  ------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................    $ 8.59         $ 8.67
                                                                                     ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................     (0.01)         (0.01)
  Net realized and unrealized gain (loss) on investments.........................      3.53          (0.07)
                                                                                     ------         ------
  Total from investment operations...............................................      3.52          (0.08)
                                                                                     ------         ------
NET ASSET VALUE, END OF PERIOD...................................................    $12.11         $ 8.59
                                                                                     ======         ======
TOTAL RETURN (%).................................................................      41.0           (0.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)..      0.88           0.86 (c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)      0.88             --
Ratio of net investment income to average net assets (%).........................     (0.59)         (0.63)(c)
Portfolio turnover rate (%)......................................................        25             44
Net assets, end of period (000)..................................................    $  152         $    3

                                                                                              CLASS E
                                                                                  ---------------------------
                                                                                     YEAR ENDED    MAY 1, 2001(A)
                                                                                    DECEMBER 31,      THROUGH
                                                                                  ---------------   DECEMBER 31,
                                                                                    2003    2002        2001
                                                                                  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  8.64  $11.80      $12.22
                                                                                  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................   (0.03)  (0.02)       0.00
  Net realized and unrealized gain (loss) on investments.........................    3.54   (3.14)      (0.42)
                                                                                  -------  ------      ------
  Total from investment operations...............................................    3.51   (3.16)      (0.42)
                                                                                  -------  ------      ------
NET ASSET VALUE, END OF PERIOD................................................... $ 12.15  $ 8.64      $11.80
                                                                                  =======  ======      ======
TOTAL RETURN (%).................................................................    40.6   (26.8)       (3.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)..    0.78    0.76        0.76 (c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)    0.78      --          --
Ratio of net investment income to average net assets (%).........................   (0.52)  (0.53)       0.00 (c)
Portfolio turnover rate (%)......................................................      25      44          38
Net assets, end of period (000).................................................. $11,353  $1,809      $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-278

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--91.3% OF TOTAL NET ASSETS


                                                               VALUE
          SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                    AUSTRALIA--0.3%
             76,562 Publishing & Broadcasting, Ltd......... $    721,745
             49,200 Suncorp-Metway, Ltd....................      458,990
                                                            ------------
                                                               1,180,735
                                                            ------------

                    BELGIUM--0.7%
             60,400 Fortis S.A.............................    1,213,050
             13,000 Mobistar S.A. (b)......................      728,882
             14,500 RTL Group..............................      853,632
                                                            ------------
                                                               2,795,564
                                                            ------------

                    CANADA--0.5%
             82,200 Abitibi-Consolidated, Inc..............      659,584
             16,000 Molson, Inc............................      446,938
             60,600 Teck Cominco, Ltd......................    1,028,327
                                                            ------------
                                                               2,134,849
                                                            ------------

                    DENMARK--2.1%
            218,210 Danske Bank A/S........................    5,113,547
            324,100 GN Store Nord A/S......................    2,100,273
             19,200 Novo Nordisk A/S.......................      781,293
                                                            ------------
                                                               7,995,113
                                                            ------------

                    FINLAND--1.5%
             86,600 Huhtamaki Oyj..........................    1,020,195
            282,904 Nokia Oyj..............................    4,886,861
                                                            ------------
                                                               5,907,056
                                                            ------------

                    FRANCE--7.6%
             17,600 Accor S.A..............................      796,087
             27,700 Autoroutes du Sud de la France S.A.....      928,357
            123,700 AXA S.A................................    2,644,874
             22,200 Casino Guichard-Perrachon S.A..........    2,156,556
             37,700 CNP Assurances S.A.....................    1,960,806
             53,700 Credit Agricole S.A....................    1,280,791
             77,300 Elior..................................      710,977
             38,900 Euronext NV............................      983,672
             77,900 European Aeronautic Defense & Space Co.    1,850,130
             15,600 Michelin & Cie (Class B)...............      715,057
              5,700 Neopost S.A............................      287,269
             41,600 NRJ Groupe.............................      885,796
             82,800 Suez S.A...............................    1,661,880
             60,151 Total S.A..............................   11,171,045
             16,049 Veolia Environnement S.A...............      430,706
             20,100 Vivendi Universal S.A..................      488,013
                                                            ------------
                                                              28,952,016
                                                            ------------

                    GERMANY--7.4%
             42,700 Allianz AG.............................    5,384,292
             11,900 Awd Holdings AG........................      416,817
             37,570 BASF AG................................    2,110,254
             28,700 Bayerishe Hypo-und Vereinsbank AG......      663,185
             35,700 Celesio AG.............................    1,729,490
            104,700 DAB Bank AG (b)........................      812,608

                                                            VALUE
            SHARES                                         (NOTE 1)
          -----------------------------------------------------------

                      GERMANY--(CONTINUED)
               10,517 Depfa Bank, Plc................... $  1,326,415
                9,000 Deutsche Bank AG..................      745,009
               18,910 Deutsche Boerse AG................    1,032,842
              140,500 Deutsche Telekom AG (b)...........    2,568,604
               30,400 E.ON AG...........................    1,981,771
                8,200 freenet.de AG (b).................      583,942
               30,100 Fresenius AG......................    2,446,131
               50,584 Hypo Real Estate Holding AG (b)...    1,261,283
               45,700 MAN AG............................    1,384,793
               47,834 Stada Arzneimittel AG.............    2,964,003
               70,000 T-Online International AG (b).....      908,424
                                                         ------------
                                                           28,319,863
                                                         ------------

                      GREECE--1.4%
              119,100 Bank of Piraeus S.A...............    1,431,573
               66,400 EFG Eurobank Ergasias S.A.........    1,285,029
              145,610 OPAP S.A..........................    2,106,137
               15,000 Public Power Corp.................      370,425
                                                         ------------
                                                            5,193,164
                                                         ------------

                      HONG KONG--2.0%
              215,000 ASM Pacific Technology, Ltd.......      938,786
              160,000 Cheung Kong Holdings, Ltd.........    1,267,429
            2,042,000 China Oilfield Services, Ltd......      723,297
              237,000 Esprit Holdings, Ltd..............      787,583
              137,000 HSBC Holdings, Plc................    2,161,649
            1,318,000 Sino Land Co......................      751,203
               48,000 Sun Hung Kai Properties, Ltd......      395,685
              237,000 Techtronic Industries Co..........      656,319
                                                         ------------
                                                            7,681,951
                                                         ------------

                      INDONESIA--0.2%
              433,500 PT Indonesian Satellite Corp., Tbk      772,039
                                                         ------------

                      IRELAND--0.4%
              429,300 Independent News & Media, Plc.....    1,016,886
               47,000 Jurys Doyle Hotel Group, Plc......      574,411
                                                         ------------
                                                            1,591,297
                                                         ------------

                      ITALY--2.9%
               53,700 Assicuraziono Generali SpA........    1,420,846
               46,700 Banco Popolare di Verona e Novara.      789,628
              411,800 Cassa di Risparmio di Firenze.....      736,764
              214,450 ENI-Ente Nazionale Idrocarburi SpA    4,042,138
               35,350 San Paolo IMI SpA.................      460,536
              135,008 Telecom Italia SpA................      399,743
            1,564,600 Telecom Italia SpA-RNC............    3,183,679
                                                         ------------
                                                           11,033,334
                                                         ------------

                      JAPAN--19.3%
              222,000 Anritsu Corp......................    1,481,589
               39,100 C&S Co., Ltd......................      708,023
              108,000 Canon Sales Co., Inc..............      942,549

 See accompanying notes to statement of investments and financial statements.

                                    MSF-279

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                   JAPAN--(CONTINUED)
            62,000 Canon, Inc.............................. $  2,887,758
           201,000 Daicel Chemical Industries, Ltd.........      829,253
           110,000 Daiwa Securities Group, Inc.............      748,495
            15,400 Don Quijote Co., Ltd....................      796,341
               318 East Japan Railway Co...................    1,498,950
            49,200 FamilyMart Co., Ltd.....................    1,120,530
            32,000 Fuji Photo Film Co., Ltd................    1,033,462
            14,700 Fuji Soft ABC, Inc......................      434,956
               211 Fuji Television Network, Inc............    1,142,297
            78,000 Fujitsu, Ltd............................      460,130
            39,600 Hitachi Information Systems.............    1,119,970
            30,000 Ito-Yokado Co., Ltd.....................      943,669
            20,100 JAFCO Co., Ltd..........................    1,579,708
            86,000 Kaneka Corp.............................      642,180
               282 KDDI Corp...............................    1,616,166
           240,000 Konica Minolta Holdings, Inc............    3,228,077
            33,400 Kyocera Corp............................    2,225,939
           139,000 Matsushita Electric Industrial Co., Ltd.    1,922,789
               150 Millea Holdings, Inc....................    1,960,144
           294,000 Mitsubishi Electric Corp................    1,221,170
               449 Mitsubishi Tokyo Financial Group, Inc...    3,503,654
            62,000 Mitsui Sumitomo Insurance Co., Ltd......      509,264
               290 Mizuho Financial Group, Inc.............      879,731
            13,300 Murata Manufacturing Co., Ltd...........      718,785
           103,400 Nichicon Corp...........................    1,052,965
           740,000 Nikko Cordial Corp......................    4,123,582
               366 Nippon Telephone & Telegraph Corp.......    1,766,201
           273,000 Nomura Holdings, Inc....................    4,650,441
            70,000 Ricoh Co., Ltd..........................    1,381,901
             5,400 Rohm Co., Ltd...........................      633,070
             1,000 Sanken Electric Co., Ltd................       13,992
           296,000 Sanyo Electric Co., Ltd.................    1,547,207
            10,300 Shin-Etsu Chemical Co., Ltd.............      421,095
            38,600 Skylark Co., Ltd........................      637,719
           181,000 Sumitomo Bakelite Co., Ltd..............    1,180,931
           141,000 Sumitomo Chemical Co., Ltd..............      581,715
            60,000 Sumitomo Electric Industries, Ltd.......      536,519
            23,000 Sumitomo Forestry Co., Ltd..............      194,717
               434 Sumitomo Mitsui Financial Group, Inc....    2,313,100
            71,000 Taiyo Yuden Co., Ltd....................      928,464
            57,200 Takeda Chemical Industries, Ltd.........    2,269,100
            22,000 Tokyo Electron, Ltd.....................    1,671,536
           130,000 Toyota Motor Corp.......................    4,392,589
               140 UFJ Holdings, Inc.......................      672,983
             1,085 UMC Japan...............................    1,103,888
            16,400 Uni-Charm Corp..........................      806,720
           129,000 UNY Co., Ltd............................    1,324,497
            67,000 Yamanouchi Pharmaceutical Co., Ltd......    2,082,513
            51,000 Yamato Transport Co., Ltd...............      600,756
            20,700 York-Benimaru Co., Ltd..................      480,137
                                                            ------------
                                                              73,523,917
                                                            ------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 NETHERLANDS--3.1%
         142,492 ING Groep NV................................ $  3,319,563
         231,800 Koninklijke KPN NV..........................    1,787,386
          27,800 Koninklijke Numico NV.......................      767,433
          57,289 Koninklijke Philips Electronics NV..........    1,670,997
          34,400 Koninklijke Vopak NV........................      645,800
           3,009 Unilever NV.................................      196,573
          55,300 Unit 4 Aggresso NV (b)......................      611,052
          42,200 Vedior NV...................................      659,307
          22,200 VNU NV......................................      700,671
          48,200 Wegener NV..................................      419,035
          63,500 Wolters Kluwer NV...........................      992,085
                                                              ------------
                                                                11,769,902
                                                              ------------

                 NORWAY--0.4%
          22,400 Orkla ASA...................................      500,690
         223,100 Tandberg Television ASA (b).................      977,276
                                                              ------------
                                                                 1,477,966
                                                              ------------

                 SINGAPORE--0.6%
         176,586 DBS Group Holdings, Inc.....................    1,528,478
          93,735 Overseas-Chinese Banking Corp...............      667,840
                                                              ------------
                                                                 2,196,318
                                                              ------------

                 SOUTH AFRICA--0.5%
         389,500 MTN Group, Ltd..............................    1,656,369
           7,276 Sappi Ltd...................................       98,970
                                                              ------------
                                                                 1,755,339
                                                              ------------

                 SOUTH KOREA--0.1%
          52,400 LG Corp.....................................      364,579
                                                              ------------

                 SPAIN--2.1%
          87,268 Banco Bilbao Vizcaya Argentaria S.A.........    1,203,989
         166,600 Banco de Credito Balear S.A.................    1,994,124
         201,500 Banco Santander Central Hispano S.A.........    2,383,933
          33,200 Gamesa Corp., Tecnologica S.A...............    1,091,354
          23,400 Prosegur Compania de Seguridad S.A..........      380,329
          69,853 Telefonica S.A. (b).........................    1,024,452
                                                              ------------
                                                                 8,078,181
                                                              ------------

                 SWEDEN--2.2%
          39,800 D Carnegie & Co., AB (b)....................      392,865
          79,600 Eniro AB....................................      763,597
          53,300 Modern Times Group AB (Class B) (b).........    1,122,643
         108,300 OM HEX AB...................................    1,347,577
          24,600 Svenska Handelsbanken AB....................      502,753
          23,200 Tele2 AB (b)................................    1,238,572
       1,624,550 Telefonaktiebolaget LM Ericsson AB (Class B)    2,913,566
                                                              ------------
                                                                 8,281,573
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-280

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

               SWITZERLAND--10.0%
        11,309 Actelion, Ltd. (b).............................. $  1,220,198
           330 Bank Sarasin & Co., Ltd.........................      506,748
         9,310 Barry Callebaut AG..............................    1,843,490
        47,260 Compagnie Financiere Richemont AG...............    1,134,423
        29,550 Converium Holdings AG...........................    1,570,284
       119,166 Credit Suisse Group.............................    4,358,087
         2,096 Julius Baer Holding Beare.......................      706,403
        14,711 Nestle S.A......................................    3,673,886
       161,594 Novartis AG.....................................    7,333,309
        50,620 Phonak Holding AG...............................    1,104,615
        45,183 Roche Holdings AG...............................    4,555,548
         6,480 SIG Holding AG..................................      894,254
        20,810 Swiss Life Holding..............................    3,817,886
        60,109 UBS AG..........................................    4,114,792
        10,602 Zurich Financial Services AG....................    1,525,221
                                                                ------------
                                                                  38,359,144
                                                                ------------

               UNITED KINGDOM--10.6%
       122,254 3i Group, Plc...................................    1,347,568
        36,171 AstraZeneca, Plc................................    1,730,398
       101,800 Aviva, Plc......................................      890,873
       166,600 British Airways, Plc............................      691,431
        38,800 British Sky Broadcasting Group, Plc. (b)........      486,898
       376,100 Centrica, Plc...................................    1,416,565
       448,900 Dixons Group, Plc...............................    1,113,820
       103,200 easyJet, Plc. (b)...............................      539,757
        43,700 EMAP, Plc.......................................      668,518
        63,500 Enterprise Inns, Plc............................    1,149,377
        95,017 GlaxoSmithKline, Plc............................    2,171,011
       349,186 Hilton Group, Plc...............................    1,400,900
        39,000 Inchcape, Plc...................................      906,413
       243,600 J.D. Wetherspoon, Plc...........................    1,217,548
       268,000 Kesa Electricals, Plc...........................    1,230,668
       335,600 Legal & General Group, Plc......................      600,561
        62,400 Lloyds TSB Group, Plc...........................      499,014
        57,757 Pennon Group, Plc...............................      701,074
       196,600 Punch Taverns, Plc..............................    1,526,594
        39,000 Severn Trent, Plc...............................      521,431
       721,040 Shell Transportation & Trading Co., Plc.........    5,347,873
        97,400 SMG, Plc........................................      201,682
       203,241 Tesco, Plc......................................      935,106
        73,900 Trinity Mirror, Plc.............................      745,321
     4,218,541 Vodafone Group, Plc.............................   10,429,482
       144,400 William Hill, Plc...............................    1,100,641
       119,100 Wolfson Microelectronics, Plc. (b)..............      680,319
        18,800 Yell Group, Plc.................................      102,355
                                                                ------------
                                                                  40,353,198
                                                                ------------

               UNITED STATES--15.4%
        80,100 Advanced Semiconductor Engineering,
                Inc. (ADR) (c).................................      404,505
        18,000 Affiliated Computer Services, Inc. (Class A) (b)      980,280
       105,500 Alcatel S.A. (ADR)..............................    1,355,675
        69,000 ASE Test, Ltd. (b)..............................    1,032,930
        36,300 ASM International NV (b)........................      734,712

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

               UNITED STATES--(CONTINUED)
       197,400 ASML Holding NV (ADR) (b)...................... $  3,957,870
        10,100 Avon Products, Inc.............................      681,649
        73,900 Banco Bradesco S.A. (ADR) (c)..................    1,951,699
       147,600 BP, Plc. (ADR).................................    7,284,060
         9,100 Brasil Telecom Participacoes S.A. (ADR)........      343,980
        22,800 Carnival Corp..................................      905,844
         2,700 China Life Insurance Co., Ltd. (ADR) (b).......       89,019
         3,700 Companhia Vale do Rio Doce (ADR)...............      216,450
        13,972 Companhia Vale do Rio Doce--SP
                (Class A) (ADR)...............................      719,698
         7,700 Ctrip.com International, Ltd. (ADR) (b) (c)....      261,877
        16,100 Dassault Systems S.A. (ADR) (c)................      738,990
        20,000 Empresa Brasileira de Aeronautica S.A. (ADR)...      700,600
        36,300 Fox Entertainment Group, Inc. (Class A) (b)....    1,058,145
        64,500 France Telecom S.A. (ADR)......................    1,844,055
        26,900 Gerdau S.A. (ADR)..............................      543,918
         7,800 HSBC Holdings, Plc. (ADR)......................      614,796
         3,300 Ingram Micro, Inc. (b).........................       52,470
        17,600 Manpower, Inc..................................      828,608
        40,300 Merck & Co., Inc...............................    1,861,860
        76,600 Pfizer, Inc....................................    2,706,278
        79,200 Repsol-YPF S.A. (ADR)..........................    1,548,360
        30,400 Shire Pharmaceuticals Group, Plc. (ADR) (b)....      883,120
        12,600 Tele Centro Oeste Celular Participacoes
                S.A. (ADR) (b)................................      124,110
        56,000 Tele Norte Leste Participacoes S.A. (ADR)......      864,080
        37,800 Telecomunicacoes Brasileiras S.A. (ADR)........    1,278,396
        48,600 Telefonaktiebolaget LM Ericsson (ADR) (b)......      860,220
        78,100 Telefonica S.A. (ADR)..........................    3,451,239
        28,734 Telefonos de Mexico S.A. (ADR).................      949,084
        18,835 The News Corp., Ltd. (ADR) (b) (c).............      679,943
        18,400 Total S.A. (ADR)...............................    1,702,184
        40,100 Turkcell Iletisim Hizmetleri A.S. (ADR) (b) (c)    1,064,655
        65,800 Unibanco-Uniao de Banco (ADR)..................    1,641,710
        29,200 Unilever NV (ADR)..............................    1,895,080
       123,600 Unilever, Plc. (ADR)...........................    4,647,360
        87,600 Vivendi Universal S.A. (ADR)...................    2,126,928
        24,200 Votorantim Celulose e Papel S.A. (ADR).........      758,670
        56,400 Wyeth..........................................    2,394,180
                                                               ------------
                                                                 58,739,287
                                                               ------------
               Total Common Stocks
                (Identified Cost $321,063,560)................  348,456,385
                                                               ------------

    PREFERRED STOCKS--1.2%
    -----------------------------------------------------------------------

               GERMANY--1.2%
        88,900 Fresenius Medical Care AG......................    4,474,783
                                                               ------------
               Total Preferred Stocks
                (Identified Cost $4,464,764)..................    4,474,783
                                                               ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-281

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--0.6%


       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                UNITED STATES--0.6%
    $ 3,482,000 Telewest Communications, Plc.
                 11.250%, 11/01/08 (g)....................... $  2,237,185
                                                              ------------
                Total Bonds & Notes
                 (Identified Cost $2,255,483)................    2,237,185
                                                              ------------

    SHORT TERM INVESTMENTS--8.2%
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--8.2%
     31,285,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.10% to be repurchased at
                 $31,285,174 on 01/02/04, collateralized
                 by $32,130,000 U.S. Treasury Note 1.625%
                 due 09/30/05 with a value of
                 $32,231,113.................................   31,285,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $31,285,000)...............   31,285,000
                                                              ------------
                Total Investments--101.3%
                 (Identified Cost $359,068,807) (a)..........  386,453,353
                Other assets less liabilities................   (4,978,857)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $381,474,496
                                                              ============

         TEN LARGEST INDUSTRIES AS OF                  PERCENTAGE OF
         DECEMBER 31, 2003                            TOTAL NET ASSETS
         ----------------------------                 ----------------
          1    Pharmaceuticals.......................       9.4%
          2    Commercial Banks......................       9.0%
          3    Oil & Gas.............................       8.5%
          4    Diversified Telecommunication Services       6.4%
          5    Insurance.............................       5.9%
          6    Diversified Financial Services........       4.6%
          7    Capital Markets.......................       4.4%
          8    Media.................................       4.0%
          9    Wireless Telecommunication Services...       3.7%
         10    Food Products.........................       3.4%

 See accompanying notes to statement of investments and financial statements.

                                    MSF-282

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.........................            $386,453,353
      Collateral for securities loaned.............               1,406,309
      Cash.........................................                      68
      Foreign cash at value
       (Identified cost $3,067,243)................               3,113,248
      Receivable for:
       Fund shares sold............................                 906,765
       Dividends and interest......................                 561,419
       Foreign taxes...............................                 187,501
                                                               ------------
        Total Assets...............................             392,628,663
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  620,057
       Securities purchased........................  8,780,089
       Withholding taxes...........................     52,154
       Return of collateral for securities loaned..  1,406,309
      Accrued expenses:
       Management fees.............................    189,237
       Service and distribution fees...............      8,591
       Other expenses..............................     97,730
                                                    ----------
        Total Liabilities..........................              11,154,167
                                                               ------------
    NET ASSETS.....................................            $381,474,496
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $448,286,251
       Undistributed net investment income.........               4,992,672
       Accumulated net realized gains (losses).....             (99,206,838)
       Unrealized appreciation (depreciation) on
        investments and foreign currency
        transactions...............................              27,402,411
                                                               ------------
    NET ASSETS.....................................            $381,474,496
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($318,996,199 divided by 32,348,633
     shares outstanding)...........................            $       9.86
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($14,859,482 divided by 1,522,103 shares
     outstanding)..................................            $       9.76
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($47,618,815 divided by 4,864,511 shares
     outstanding)..................................            $       9.79
                                                               ============
    Identified cost of investments.................            $359,068,807
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................               $ 7,196,962(a)
      Interest................................                  140,085 (b)
                                                             -----------
                                                               7,337,047
    EXPENSES
      Management fees......................... $  2,874,963
      Service and distribution fees--Class B..        9,938
      Service and distribution fees--Class E..       48,206
      Directors' fees and expenses............       24,080
      Custodian...............................      522,995
      Audit and tax services..................       25,871
      Legal...................................       12,853
      Printing................................      138,367
      Insurance...............................        8,548
      Miscellaneous...........................        5,107
                                               ------------
      Total expenses before reductions........    3,670,928
      Less expense reductions.................      (59,566)
      Less expenses waived by the investment
       adviser................................       (6,510)   3,604,852
                                               ------------  -----------
    NET INVESTMENT INCOME.....................                 3,732,195
                                                             -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (48,293,776)
      Foreign currency transactions--net......   57,820,886    9,527,110
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................   71,437,160
      Foreign currency transactions--net......      (17,057)  71,420,103
                                               ------------  -----------
    Net gain (loss)...........................                80,947,213
                                                             -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $84,679,408
                                                             ===========

(a)Net of foreign taxes of $877,325.
(b)Includes income on securities loaned of $109,050.

                See accompanying notes to financial statements.

                                    MSF-283

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,732,195  $  2,826,642
  Net realized gain (loss) (a)......................................    9,527,110   (55,022,685)
  Unrealized appreciation (depreciation) (a)........................   71,420,103    (6,803,619)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   84,679,408   (58,999,662)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,004,388)   (2,766,207)
    Class B.........................................................           (6)            0
    Class E.........................................................     (173,940)      (41,496)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,178,334)   (2,807,703)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   10,695,293     7,465,519
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   93,196,367   (54,341,846)
NET ASSETS
  Beginning of the period...........................................  288,278,129   342,619,975
                                                                     ------------  ------------
  End of the period................................................. $381,474,496  $288,278,129
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,992,672  $  2,159,566
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               ------------------------  --------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  ------------  -----------  -------------
CLASS A
  Sales.......................................................  5,857,898  $ 47,814,941   53,146,347  $ 483,260,781
  Reinvestments...............................................    266,541     2,004,388      288,748      2,766,207
  Redemptions................................................. (8,720,769)  (73,058,674) (54,374,614)  (495,160,255)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease)..................................... (2,596,330) $(23,239,345)    (939,519) $  (9,133,267)
                                                               ==========  ============  ===========  =============
CLASS B
  Sales.......................................................  1,575,230  $ 13,727,456          106  $       1,000
  Reinvestments...............................................          1             6            0              0
  Redemptions.................................................    (53,235)     (473,400)           0              0
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................  1,521,996  $ 13,254,062          106  $       1,000
                                                               ==========  ============  ===========  =============
CLASS E
  Sales.......................................................  5,616,283  $ 44,369,556    2,522,683  $  20,789,884
  Reinvestments...............................................     23,285       173,940        4,354         41,496
  Redemptions................................................. (3,014,703)  (23,862,920)    (520,034)    (4,233,594)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................  2,624,865  $ 20,680,576    2,007,003  $  16,597,786
                                                               ==========  ============  ===========  =============
  Increase (decrease) derived from capital share transactions.  1,550,531  $ 10,695,293    1,067,590  $   7,465,519
                                                               ==========  ============  ===========  =============

(a)As restated. See Note 5.

                See accompanying notes to financial statements.

                                    MSF-284

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   7.76  $   9.49  $  12.39  $  13.87
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.11      0.08      0.08      0.02
  Net realized and unrealized gain (loss) on investments..........................     2.05     (1.73)    (2.57)    (1.42)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.16     (1.65)    (2.49)    (1.40)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.06)    (0.08)    (0.03)    (0.08)
  Distributions from net realized capital gains...................................     0.00      0.00     (0.38)     0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.06)    (0.08)    (0.41)    (0.08)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $   9.86  $   7.76  $   9.49  $  12.39
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     28.0     (17.5)    (20.6)    (10.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.13      1.12      1.16        --
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.11      1.12      1.14      1.09
Ratio of net investment income to average net assets (%)..........................     1.21      0.90      0.73      0.25
Portfolio turnover rate (%).......................................................      148        50        68       166
Net assets, end of period (000)................................................... $318,996  $271,015  $340,426  $428,519

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  14.14
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.13
  Net realized and unrealized gain (loss) on investments..........................     2.05
                                                                                   --------
  Total from investment operations................................................     2.18
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.13)
  Distributions from net realized capital gains...................................    (2.32)
                                                                                   --------
  Total distributions.............................................................    (2.45)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.87
                                                                                   ========
TOTAL RETURN (%)..................................................................     16.4
Ratio of operating expenses to average net assets before expense reductions (%)...       --
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.97
Ratio of net investment income to average net assets (%)..........................     0.95
Portfolio turnover rate (%).......................................................       87
Net assets, end of period (000)................................................... $317,831

                                                                                             CLASS B
                                                                                   -----------------------
                                                                                       YEAR     MAY 1, 2002(A)
                                                                                      ENDED        THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2003          2002
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $  7.69        $ 9.39
                                                                                     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.03          0.02
  Net realized and unrealized gain (loss) on investments..........................      2.09         (1.72)
                                                                                     -------        ------
  Total from investment operations................................................      2.12         (1.70)
                                                                                     -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.05)         0.00
                                                                                     -------        ------
  Total distributions.............................................................     (0.05)         0.00
                                                                                     -------        ------
NET ASSET VALUE, END OF PERIOD....................................................   $  9.76        $ 7.69
                                                                                     =======        ======
TOTAL RETURN (%)..................................................................      27.8         (18.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.38          1.37 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.36          1.37 (c)
Ratio of net investment income to average net assets (%)..........................     (0.04)         0.35 (c)
Portfolio turnover rate (%).......................................................       148            50
Net assets, end of period (000)...................................................   $14,859        $    1

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  7.71  $  9.43      $10.91
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.08     0.08        0.00
  Net realized and unrealized gain (loss) on investments..........................    2.05    (1.73)      (1.48)
                                                                                   -------  -------      ------
  Total from investment operations................................................    2.13    (1.65)      (1.48)
                                                                                   -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.05)   (0.07)       0.00
                                                                                   -------  -------      ------
  Total distributions.............................................................   (0.05)   (0.07)       0.00
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $  9.79  $  7.71      $ 9.43
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................    27.9    (17.6)      (13.6)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.28     1.27        1.31 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    1.26     1.27        1.30 (c)
Ratio of net investment income to average net assets (%)..........................    0.93     0.57       (0.17)(c)
Portfolio turnover rate (%).......................................................     148       50          68
Net assets, end of period (000)................................................... $47,619  $17,262      $2,194

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-285

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.6% OF TOTAL NET ASSETS


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  AUSTRALIA--4.7%
           39,008 Alumina, Ltd............................ $     193,096
           29,384 Amcor, Ltd..............................       182,871
           52,633 AMP, Ltd. (c)...........................       198,678
            6,601 Ansell, Ltd. (b)........................        32,079
           10,035 Aristocrat Leisure, Ltd.................        13,005
           62,122 Australia & New Zealand Bank Group, Ltd.       827,527
           14,871 Australia Gas & Light Co., Ltd..........       125,827
            3,184 Australian Stock Exchange, Ltd..........        40,975
          129,453 BHP Billiton, Ltd.......................     1,188,968
           26,198 BlueScope Steel, Ltd....................       110,538
           19,721 Boral, Ltd..............................        75,483
           31,944 Brambles Industries, Ltd. (c)...........       127,080
           25,052 Centro Properties Group (c).............        75,124
           44,362 CFS Gandel Retail Trust.................        44,789
           15,656 Coca-Cola Amatil, Ltd...................        73,489
            1,834 Cochlear, Ltd...........................        29,654
           37,699 Coles Myer, Ltd.........................       214,737
           43,321 Commonwealth Bank of Australia (c)......       961,254
           45,048 Commonwealth Property Office Fund (c)...        39,033
           14,956 Computershare, Ltd......................        37,299
            5,528 CSL, Ltd. (c)...........................        74,346
           32,637 CSR, Ltd. (c)...........................        45,492
           38,992 Deutsche Office Trust...................        32,316
           75,941 Foster's Group, Ltd.....................       257,480
           22,460 Futuris Corp., Ltd. (c).................        25,214
           67,360 General Property Trust..................       151,750
           21,333 Harvey Norman Holdings, Ltd.............        47,899
            9,372 Iluka Resources, Ltd....................        31,988
           59,443 Insurance Australia Group, Ltd..........       190,346
           46,018 Investa Property Group..................        67,958
           15,825 James Hardie Industries NV..............        82,033
           29,970 John Fairfax Holdings, Ltd..............        79,485
            4,289 Leighton Holdings, Ltd..................        38,165
           13,127 Lend Lease Corp., Ltd...................        99,400
           10,152 Lion Nathan, Ltd........................        46,200
            7,330 Macquarie Bank, Ltd.....................       196,390
           44,176 Macquarie Goodman Industrial Trust......        56,251
           66,554 Macquarie Infrastructure Group..........       170,493
           26,617 Mayne Group, Ltd........................        65,378
           23,413 Mirvac Group (c)........................        76,207
           51,979 National Australia Bank, Ltd............     1,172,949
           10,782 Newcrest Mining, Ltd. (b)...............       105,202
           18,894 OneSteel, Ltd...........................        28,756
            9,591 Orica, Ltd..............................       100,880
           22,732 Origin Energy, Ltd......................        81,355
           13,590 Paperlinx, Ltd. (c).....................        50,992
            5,728 Patrick Corp., Ltd. (c).................        63,140
            4,126 Publishing & Broadcasting, Ltd..........        38,921
           22,527 QBE Insurance Group, Ltd. (c)...........       179,913
           32,648 Rinker Group, Ltd.......................       161,121
           10,758 Rio Tinto, Ltd..........................       301,529
           20,176 Santos, Ltd.............................       104,435
            8,087 Sonic Healthcare, Ltd. (c)..............        42,652
           21,864 Southcorp, Ltd. (c).....................        44,478
           40,537 Stockland Trust.........................       159,432
           17,873 Suncorp-Metway, Ltd.....................       166,849

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

             AUSTRALIA--(CONTINUED)
      15,588 TAB, Ltd.......................................... $      54,261
      14,346 TABCORP Holdings, Ltd. (c)........................       121,385
      75,569 Telstra Corp., Ltd. (c)...........................       274,439
      50,726 The News Corp., Ltd...............................       458,252
       7,519 Toll Holdings, Ltd................................        46,738
      16,121 Transurban Group (c)..............................        54,173
      13,009 Wesfarmers, Ltd...................................       259,645
      14,647 Westfield Holdings, Ltd...........................       154,170
      76,258 Westfield Trust (c)...............................       204,545
      61,732 Westpac Banking Corp..............................       743,726
      39,020 WMC Resources, Ltd................................       165,520
      16,123 Woodside Petroleum, Ltd...........................       179,789
      35,395 Woolworths, Ltd...................................       314,687
                                                                -------------
                                                                   12,260,231
                                                                -------------

             AUSTRIA--0.2%
       1,308 Bank Austria Creditanstalt AG (c).................        66,819
         262 Boehler-Uddeholm AG (c)...........................        17,694
       1,050 Erste Bank der Oesterreichischen Sparkassen AG....       129,753
         407 Flughafen Wien AG.................................        19,097
       6,320 IMMOFINANZ Immobilien Anlagen AG (b)..............        50,222
         161 Mayr-Melnhof Karton AG............................        19,353
         479 OMV AG............................................        71,342
       7,064 Telekom Austria AG................................        87,320
         259 Verbund-Oesterreichischt Elektrizitaetswirtschafts
              AG...............................................        30,252
         735 Voestalpine AG (c)................................        29,945
       1,343 Wienerberger AG...................................        35,879
                                                                -------------
                                                                      557,676
                                                                -------------

             BELGIUM--1.0%
       3,700 AGFA-Gevaert NV...................................       105,474
         402 Barco NV..........................................        35,241
         531 Bekaert S.A.......................................        33,824
         171 Cofinimmo S.A.....................................        23,769
         584 Colruyt S.A.......................................        56,279
          97 D'ieteren NV......................................        19,894
       2,442 Delhaize Group (c)................................       125,611
      22,161 Dexia S.A. (c)....................................       381,835
       1,041 Electrabel S.A....................................       327,216
           5 Fortis Banque S.A. (b)............................             0
      35,823 Fortis S.A. (c)...................................       720,255
       2,284 Groupe Bruxelles Lambert S.A......................       128,691
       5,235 Interbrew S.A.....................................       139,723
       3,141 KBC Bancassurance Holding NV (c)..................       146,670
         944 Mobistar S.A. (b).................................        52,987
         882 Omega Pharma S.A..................................        28,035
       2,197 Solvay S.A. (c)...................................       190,519
       2,893 UCB S.A...........................................       109,071
         751 Umicore S.A. (c)..................................        52,716
                                                                -------------
                                                                    2,677,810
                                                                -------------

             DENMARK--0.8%
          38 AP Moller-Maersk A/S..............................       274,226
         363 Bang & Olufsen A/S................................        15,189

 See accompanying notes to statement of investments and financial statements.

                                    MSF-286

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   DENMARK--(CONTINUED)
               850 Carlsberg A/S (Class B) (c)............ $      39,165
               500 Coloplast A/S (c)......................        42,774
             1,900 Danisco A/S............................        84,489
            17,400 Danske Bank A/S........................       408,240
               700 DSV A/S................................        30,950
             6,800 GN Store Nord A/S......................        44,119
             3,100 Group 4 Falck A/S......................        63,542
             2,500 H. Lundbeck A/S (c)....................        41,503
             1,550 ISS A/S................................        76,408
               300 Kobenhavns Lufthavne A/S...............        35,168
             8,875 Novo Nordisk A/S.......................       361,576
             1,915 Novozymes A/S (Series B)...............        69,909
               900 Ostasiatiske Kompagni..................        39,335
             4,538 TDC A/S................................       163,742
               850 Topdanmark A/S.........................        45,501
             3,100 Vestas Wind Systems A/S (c)............        50,414
             1,000 William Demant Holding A/S (c).........        33,795
                                                           -------------
                                                               1,920,045
                                                           -------------

                   FINLAND--1.6%
               800 Amer Group, Ltd........................        34,662
             4,750 Elisa Oyj..............................        63,509
            12,500 Fortum Oyj.............................       128,973
               500 KCI Konecranes Oyj.....................        17,407
             2,000 Kesko Oyj..............................        35,015
             1,200 Kone Oyj...............................        68,870
             3,532 Metso Oyj..............................        43,125
           165,700 Nokia Oyj..............................     2,865,469
               300 Nokian Renkaat Oyj.....................        22,667
             1,300 Orion-Yhtyma Oyj (Class B) (c).........        27,909
             3,000 Outokumpu Oyj..........................        40,754
               600 Pohjola Group, Plc.....................        16,044
             2,900 Rautaruukki Oyj........................        21,362
             9,500 Sampo Oyj..............................        98,259
            21,400 Stora Enso Oyj.........................       288,284
             2,600 Tietoenator Oyj........................        71,166
            18,100 UPM-Kymmene Oyj........................       345,196
             1,100 Uponor Oyj.............................        34,687
             1,301 Wartsila Oyj...........................        24,944
                                                           -------------
                                                               4,248,302
                                                           -------------

                   FRANCE--9.7%
             6,544 Accor S.A..............................       296,329
             3,452 Air Liquide S.A........................       609,585
            42,153 Alcatel S.A. (c).......................       542,863
            18,020 Alstom S.A. (b)(c).....................        28,412
            11,966 Arcelor S.A. (c).......................       208,590
               824 Atos Origin S.A. (b)(c)................        52,695
             2,394 Autoroutes du Sud de la France S.A. (c)        80,323
            23,478 Aventis S.A............................     1,551,773
            48,751 AXA S.A................................     1,043,521
            28,083 BNP Paribas S.A........................     1,768,292
             7,052 Bouygues S.A. (b)......................       246,571
             2,486 Business Objects S.A. (c)..............        86,703
             3,864 Cap Gemini S.A. (c)....................       171,608

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 FRANCE--(CONTINUED)
          19,793 Carrefour S.A.............................. $   1,086,516
           1,235 Casino Guichard-Perrachon S.A. (c).........       120,104
           1,191 CNP Assurances S.A.........................        62,014
          10,807 Compagnie de Saint-Gobain S.A..............       529,035
           3,353 Compagnie Generale D'Optique Essilor
                  International S.A.........................       173,402
          12,489 Credit Agricole S.A........................       298,204
           1,955 Dassault Systemes S.A......................        89,168
           3,164 Euronext NV................................        80,098
           9,972 European Aeronautic Defense & Space Co. (c)       237,099
          37,349 France Telecom S.A.........................     1,067,517
             514 Gecina S.A.................................        75,596
           4,250 Groupe Danone S.A..........................       693,680
             318 Hermes International S.C.A.................        61,530
             272 Imerys S.A.................................        57,261
             773 Klepierre S.A..............................        46,509
          11,679 L'Oreal S.A................................       957,535
           5,774 Lafarge S.A................................       514,182
           4,334 Lagardere S.C.A............................       250,210
           8,463 LVMH Moet Hennessy Louis Vuitton S.A. (b)..       615,936
           4,706 Michelin & Cie (Class B)...................       215,949
           1,826 Pernod-Ricard S.A..........................       203,029
           6,266 Peugoet S.A................................       319,306
           2,344 Pinault-Printemps-Redoute S.A..............       226,624
           3,226 Publicis Groupe S.A. (c)...................       104,576
           5,907 Renault S.A................................       407,559
             738 Sagem S.A..................................        79,078
          12,655 Sanofi-Synthelabo S.A......................       952,955
           7,162 Schneider Electric S.A.....................       468,854
           4,080 Societe Television Francaise 1 S.A.........       142,450
          11,341 Society General S.A........................     1,001,348
           2,658 Societe Air France (c).....................        40,735
           1,127 Societe BIC S.A. (c).......................        52,085
           3,202 Sodexho Alliance S.A.......................        96,569
          20,234 STMicroelectronics NV (c)..................       548,727
          27,756 Suez S.A. (c)..............................       557,710
             656 Technip-Coflexip S.A.......................        70,995
           2,672 Thales S.A. (c)............................        89,819
           8,241 Thomson S.A. (c)...........................       175,360
          22,230 Total S.A..................................     4,133,070
           1,511 Unibail S.A................................       141,704
           2,442 Valeo S.A..................................        97,797
           8,498 Veolia Environnement S.A...................       228,314
           2,357 Vinci S.A. (c).............................       195,178
          31,466 Vivendi Universal S.A. (c).................       764,820
          12,350 Wanadoo S.A. (b)...........................       101,255
           1,381 Zodiac S.A.................................        40,517
                                                             -------------
                                                                25,159,244
                                                             -------------

                 GERMANY--6.8%
           1,546 Adidas-Salomon AG..........................       176,089
           9,944 Allianz AG.................................     1,255,290
           2,425 Altana AG..................................       145,751
          18,719 BASF AG....................................     1,052,588
          22,709 Bayer AG (c)...............................       665,114

 See accompanying notes to statement of investments and financial statements.

                                    MSF-287

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                GERMANY--(CONTINUED)
         12,618 Bayerishe Hypo-und Vereinsbank AG............ $     291,894
            833 Beiersdorf AG (c)............................       101,078
          1,028 Celesio AG (c)...............................        49,857
         16,460 Commerzbank AG...............................       322,847
          4,183 Continental AG...............................       158,656
         29,743 DaimlerChrysler AG...........................     1,388,105
         18,092 Deutsche Bank AG.............................     1,499,297
          3,670 Deutsche Boerse AG...........................       200,674
          6,303 Deutsche Lufthansa AG........................       105,341
         13,456 Deutsche Post AG.............................       277,504
         87,016 Deutsche Telekom AG (b) (c)..................     1,592,584
          1,200 Douglas Holding AG...........................        33,360
         21,517 E.ON AG......................................     1,404,249
          1,800 Epcos AG (c).................................        40,641
          1,209 Fresenius Medical Care AG (c)................        86,009
          1,445 HeidelbergerCement AG........................        61,077
          4,506 Hypo Real Estate Holding AG (b)..............       112,479
         16,189 Infineon Technologies AG (c).................       225,029
          1,251 KarstadtQuelle AG (c)........................        30,928
          2,884 Linde AG (c).................................       155,331
          3,493 MAN AG (c)...................................       105,962
          1,635 Merck KGAA...................................        68,118
          5,042 Metro AG (c).................................       222,273
          2,200 MLP AG (c)...................................        43,012
          5,159 Muenchener Ruckversicherungs-Gesellschaft AG.       625,482
            547 Puma AG......................................        96,594
          4,524 Qiagen NV....................................        55,523
         14,466 RWE AG.......................................       572,399
          7,073 SAP AG.......................................     1,187,902
          5,771 Schering AG..................................       292,262
         27,685 Siemens AG (c)...............................     2,217,451
          1,521 Suedzucker AG (c)............................        28,970
         11,024 ThyssenKrupp AG (c)..........................       217,893
          4,306 TUI AG (c)...................................        89,781
          7,746 Volkswagen AG (c)............................       431,364
                                                              -------------
                                                                 17,686,758
                                                              -------------

                GREECE--0.5%
          5,800 Alpha Bank S.A...............................       175,287
          5,200 Bank of Piraeus S.A..........................        62,573
          2,500 Coca-Cola Hellenic Bottling Co. S.A..........        52,157
          1,900 Commercial Bank of Greece....................        47,644
          6,500 EFG Eurobank Ergasias S.A....................       125,933
            500 Folli-Follie S.A.............................        14,506
            800 Hellenic Duty Free Shops S.A.................        15,701
          3,700 Hellenic Petroleum S.A.......................        32,482
          3,600 Hellenic Technodomiki Tev S.A................        22,704
          8,300 Hellenic Telecommunications Organization S.A.       109,927
          2,700 Intracom S.A.................................        18,323
          6,650 National Bank of Greece S.A..................       173,631
          5,500 OPAP S.A.....................................        79,642
          3,600 Public Power Corp............................        89,001
          2,600 Technical Olympic S.A........................        13,905
          1,000 Titan Cement Co. S.A.........................        40,994

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  GREECE--(CONTINUED)
            5,400 Viohalco S.A............................. $      35,146
            5,700 Vodafone Panafon S.A.....................        44,432
                                                            -------------
                                                                1,153,988
                                                            -------------

                  HONG KONG--1.6%
            5,000 ASM Pacific Technology, Ltd. (c).........        21,832
           49,400 Bank of East Asia, Ltd...................       151,437
           87,000 BOC Hong Kong Holdings, Ltd. (c).........       163,607
           35,000 Cathay Pacific Airways, Ltd..............        66,495
           52,000 Cheung Kong Holdings, Ltd................       411,914
           13,000 Cheung Kong Infrastructure Holdings, Ltd.        28,884
           64,100 CLP Holdings, Ltd........................       304,658
           22,000 Esprit Holdings, Ltd.....................        73,109
           50,000 Giordano International, Ltd..............        23,024
           40,000 Hang Lung Properties, Ltd. (c)...........        51,264
           26,400 Hang Seng Bank, Ltd......................       346,843
           25,000 Henderson Land Development Co............       110,449
          127,046 Hong Kong & China Gas Co., Ltd...........       193,913
           46,000 Hong Kong Electric Co., Ltd..............       181,897
           36,000 Hong Kong Exchanges & Clearing, Ltd......        77,901
           21,000 Hopewell Holdings, Ltd...................        32,053
           74,000 Hutchison Whampoa, Ltd...................       543,294
           22,000 Hysan Development Co., Ltd...............        34,004
           47,500 Johnson Electric Holdings, Ltd...........        60,264
           52,000 Li & Fung, Ltd...........................        89,081
           43,000 MTR Corp. (c)............................        56,770
           70,000 New World Development, Ltd. (c)..........        56,352
          111,340 PCCW, Ltd. (c)...........................        72,422
           25,000 SCMP Group, Ltd..........................        11,029
           40,000 Shangri-La Asia, Ltd. (c)................        37,095
           50,000 Sino Land Co. (c)........................        28,498
           46,000 Sun Hung Kai Properties, Ltd.............       379,198
           30,500 Swire Pacific, Ltd.......................       187,783
           16,000 Techtronic Industries Co.................        44,308
           10,000 Television Broadcasts, Ltd...............        50,491
           24,000 Texwinca Holdings, Ltd...................        17,466
           42,000 Wharf Holdings, Ltd......................       116,310
           20,000 Yue Yuen Industrial Holdings, Ltd. (c)...        54,870
                                                            -------------
                                                                4,078,515
                                                            -------------

                  IRELAND--0.7%
           29,323 Allied Irish Banks, Plc..................       470,839
           33,802 Bank of Ireland..........................       461,323
           18,205 CRH, Plc.................................       373,836
            2,931 DCC, Plc.................................        40,002
           13,422 Elan Corp., Plc. (b).....................        92,437
           11,055 Fyffes, Plc..............................        23,008
            7,900 Grafton Group, Plc.......................        54,507
            7,100 Greencore Group, Plc.....................        31,792
           19,250 Independent News & Media, Plc............        45,648
            9,351 Irish Life & Permanent, Plc..............       150,974
            4,524 Kerry Group, Plc.........................        85,025
            6,195 Ryanair Holdings, Plc....................        51,495
                                                            -------------
                                                                1,880,886
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-288

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   ITALY--3.8%
            16,082 Alleanza Assicurazioni SpA (c)......... $     176,074
             4,482 Arnoldo Mondadori Editore SpA..........        40,196
            33,063 Assicuraziono Generali SpA (c).........       875,785
             3,955 Autogrill SpA (b)......................        56,571
             7,286 Autostrade SpA (b).....................       127,836
            10,160 Banca Fideuram SpA (c).................        60,360
           122,629 Banca Intesa SpA (c)...................       479,502
            32,216 Banca Intesa SpA-RNC...................        92,243
            38,067 Banca Monte dei Paschi di Siena SpA (c)       120,280
            52,926 Banca Nazionale del Lavoro SpA.........       126,507
            13,335 Banca Popolare di Milano SpA...........        87,296
            10,971 Banche Popolari Unite Scrl.............       198,718
            12,951 Banco Popolare di Verona e Novara......       219,226
             2,700 Benetton Group SpA.....................        31,025
             4,800 Bulgari SpA (c)........................        44,500
            41,934 Capitalia SpA (c)......................       122,713
            83,789 Enel SpA (c)...........................       569,655
            89,869 Ente Nazionale Idrocarburi SpA (c).....     1,695,810
            14,567 FIAT SpA (c)...........................       111,715
            51,200 FinecoGroup SpA (c)....................        36,101
           203,970 Finmeccanica SpA.......................       159,769
             6,200 Grupo Editoriale L'Espresso SpA (c)....        38,633
             2,301 Italcementi SpA (c)....................        28,704
             4,709 Luxottica Group SpA (c)................        81,374
            20,460 Mediaset SpA (c).......................       243,104
            16,139 Mediobanca SpA (c).....................       175,070
             8,775 Mediolanum SpA (c).....................        69,177
            11,672 Parmalat Finanziaria SpA (c)...........         1,619
            57,738 Pirelli & Co. SpA (c)..................        58,772
            10,430 Riunione Adriatica di Sicurta SpA (c)..       177,604
            35,039 San Paolo IMI SpA (c)..................       456,991
           107,874 Seat Pagine Gialle SpA (b) (c).........       102,731
            29,064 Snam Rete Gas SpA......................       123,177
            10,194 SNIA SpA (c)...........................        25,331
           200,242 Telecom Italia di Rispi SpA (c)........       407,909
            40,418 Telecom Italia Media SpA (c)...........        20,087
           131,123 Telecom Italia Mobile SpA (c)..........       712,840
           319,866 Telecom Italia SpA (c).................       948,138
             6,373 Tiscali SpA (c)........................        44,534
           130,409 UniCredito Italiano SpA (c)............       704,024
                                                           -------------
                                                               9,851,701
                                                           -------------

                   JAPAN--21.0%
             2,520 Acom Co., Ltd..........................       114,278
             1,000 Aderans Co., Ltd. (c)..................        16,133
             2,200 Advantest Corp.........................       174,489
             8,100 AEON Co., Ltd..........................       271,335
               700 Aeon Credit Service Co., Ltd...........        29,850
             1,600 Aiful Corp.............................       117,048
            19,000 Ajinomoto Co., Inc.....................       218,597
            20,000 All Nippon Airways Co., Ltd. (b).......        49,454
             5,000 Alps Electric Co., Ltd. (c)............        73,155
            10,000 Amada Co., Ltd.........................        52,067
             2,000 Amano Corp.............................        14,500
             3,000 Anritsu Corp. (c)......................        20,015

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                JAPAN--(CONTINUED)
          1,600 Aoyama Trading Co., Ltd..................... $      31,651
            600 Ariake Japan Co., Ltd. (c)..................        19,091
         13,300 Asahi Breweries, Ltd........................       121,248
         26,000 Asahi Glass Co., Ltd........................       213,493
         42,000 Asahi Kasei Corp............................       228,086
            900 Asatsu-DK, Inc..............................        23,178
            900 Autobacs Seven Co., Ltd. (c)................        20,701
          2,400 Bandai Co., Ltd. (c)........................        60,465
            100 Bellsystem24, Inc...........................        20,435
          2,200 Benesse Corp................................        53,681
         22,000 Bridgestone Corp............................       295,810
         29,000 Canon, Inc..................................     1,350,285
          1,400 Capcom Co., Ltd. (c)........................        17,244
          6,000 Casio Computer Co., Ltd. (c)................        63,488
          6,000 Central Glass Co., Ltd......................        37,846
             31 Central Japan Railway Co....................       267,855
         21,600 Chubu Electric Power Co., Inc...............       450,462
          9,500 Chugai Pharmaceutical Co., Ltd..............       136,601
          9,000 Citizen Watch Co., Ltd. (c).................        82,719
          1,200 Coca-Cola West Japan Co., Ltd...............        23,514
          3,000 COMSYS Holdings Corp. (b)...................        19,203
          4,700 Credit Saison Co., Ltd......................       106,130
          2,100 CSK Corp. (c)...............................        75,833
         21,000 Dai Nippon Printing Co., Ltd................       294,905
          9,000 Daicel Chemical Industries, Ltd. (c)........        37,119
             40 Daido Life Insurance Co. (c)................       119,063
          8,400 Daiichi Pharmacy Co., Ltd...................       151,352
          6,000 Daikin Industries, Ltd......................       138,565
          7,000 Daimaru, Inc. (c)...........................        38,863
         22,000 Dainippon Ink & Chemicals, Inc..............        41,877
          6,000 Dainippon Screen Manufacturing Co., Ltd. (c)        41,038
          3,300 Daito Trust Construction Co., Ltd...........        97,919
         15,000 Daiwa House Industry Co., Ltd...............       159,560
         41,000 Daiwa Securities Group, Inc.................       278,893
         14,000 Denki Kagaku Kogyo K.K......................        45,069
         16,800 Denso Corp..................................       330,764
             10 Dentsu, Inc.................................        50,387
          9,000 Dowa Mining Co., Ltd. (c)...................        48,372
            117 East Japan Railway Co.......................       551,320
          9,000 Ebara Corp. (c).............................        39,134
          7,700 Eisai Co., Ltd..............................       207,642
          2,200 FamilyMart Co., Ltd.........................        50,089
          5,000 Fanuc, Ltd..................................       299,524
          1,800 Fast Retailing Co., Ltd.....................       109,340
         18,000 Fuji Electric Holdings Co., Ltd. (c)........        39,470
         16,000 Fuji Photo Film Co., Ltd....................       516,562
              7 Fuji Television Network, Inc................        37,884
         11,000 Fujikura, Ltd...............................        64,869
          9,100 Fujisawa Pharmaceutical Co., Ltd............       194,023
         55,000 Fujitsu, Ltd................................       324,344
          6,000 Gunze, Ltd. (c).............................        27,153
          4,000 Hankyu Department Stores, Inc. (c)..........        26,799
          9,000 Hino Motors, Ltd. (c).......................        64,160
          1,100 Hirose Electric Co., Ltd....................       126,248
          9,000 Hitachi Cable, Ltd..........................        33,759
          3,600 Hitachi Chemical Co., Ltd...................        60,465

 See accompanying notes to statement of investments and financial statements.

                                    MSF-289

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                JAPAN--(CONTINUED)
            700 Hitachi Software Engineering Co., Ltd. (c)... $      18,060
         99,000 Hitachi, Ltd.................................       596,753
         27,000 Hokugin Financial Group, Inc. (c)............        36,531
         26,900 Honda Motor Co., Ltd.........................     1,194,775
          2,000 House Foods Corp.............................        22,637
          3,800 Hoya Corp....................................       348,904
          5,800 Isetan Co., Ltd..............................        63,861
         10,000 Ishihara Sangyo Kaisha, Ltd. (c).............        19,968
         36,000 Ishikawajima-Harima Heavy Industries
                 Co., Ltd. (b) (c)...........................        51,395
          1,100 ITO EN, Ltd..................................        47,317
         12,000 Ito-Yokado Co., Ltd..........................       377,344
         47,000 Itochu Corp. (b).............................       155,249
            900 Itochu Techno-Science Corp. (c)..............        28,049
            900 JAFCO Co., Ltd. (c)..........................        70,710
         23,000 Japan Airlines System Corp. (c)..............        60,735
              8 Japan Real Estate Investment Corp. (REIT)....        50,611
             24 Japan Tobacco, Inc...........................       175,795
         15,900 JFE Holding, Inc.............................       433,960
          7,000 JGC Corp.....................................        73,024
          6,000 JSR Corp.....................................       134,086
         31,000 Kajima Corp. (c).............................       100,662
          3,000 Kaken Pharmaceutical Co., Ltd. (c)...........        15,060
          7,000 Kamigumi Co., Ltd............................        49,510
         14,000 Kanebo, Ltd. (b).............................        14,108
          8,000 Kaneka Corp..................................        59,718
         19,000 Kao Corp.....................................       386,489
          1,200 Katokichi Co., Ltd...........................        19,629
         42,000 Kawasaki Heavy Industries, Ltd. (b) (c)......        51,731
         16,000 Kawasaki Kisen Kaisha, Ltd...................        79,574
         13,000 Keihin Electric Express Railway Co., Ltd. (c)        76,299
         19,000 Keio Electric Railway Co., Ltd...............        98,750
          1,100 Keyence Corp.................................       231,865
          5,000 Kikkoman Corp................................        35,551
          6,000 Kinden Corp. (c).............................        28,273
         52,120 Kintetsu Corp. (c)...........................       156,598
         24,000 Kirin Brewery Co., Ltd.......................       204,684
          2,000 Kokuyo Co., Ltd..............................        21,741
         33,000 KOMATSU, Ltd.................................       209,387
          2,000 Komori Corp. (c).............................        29,616
          2,800 Konami Corp. (c).............................        81,515
         13,000 Konica Minolta Holdings, Inc.................       174,797
          3,000 Koyo Seiko Co., Ltd. (c).....................        30,820
         33,000 Kubota Corp..................................       136,101
         13,000 Kuraray Co., Ltd.............................       109,658
          3,400 Kurita Water Industries, Ltd.................        41,021
          5,600 Kyocera Corp.................................       373,089
         11,000 Kyowa Hakko Kogyo Co., Ltd. (c)..............        70,001
         13,900 Kyushu Electic Power Co., Inc................       239,038
          2,300 Lawson, Inc..................................        78,548
          1,100 Mabuchi Motor Co., Ltd. (c)..................        84,679
          4,000 Makita Corp..................................        40,049
         41,000 Marubeni Corp. (c)...........................        78,427
         11,900 Marui Co., Ltd...............................       149,902
            500 Matsumotokiyoshi Co., Ltd....................        11,220

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

             JAPAN--(CONTINUED)
         500 Matsumotokiyoshi Co., Ltd.-WI...................... $      11,220
      72,000 Matsushita Electric Industrial Co., Ltd............       995,652
      15,000 Matsushita Electric Works, Ltd. (c)................       134,786
       6,000 Meiji Dairies Corp.................................        25,753
      10,000 Meiji Seika Kaisha, Ltd. (c).......................        40,310
       1,300 Meitec Corp........................................        49,977
          51 Millea Holdings, Inc...............................       666,231
      11,000 Minebea Co., Ltd...................................        55,837
      54,157 Mitsubishi Chemical Corp...........................       140,989
      35,000 Mitsubishi Corp....................................       370,999
      59,000 Mitsubishi Electric Corp...........................       244,985
      34,000 Mitsubishi Estate Co., Ltd.........................       322,329
      10,000 Mitsubishi Gas & Chemical Co., Inc.................        34,058
      99,000 Mitsubishi Heavy Industries, Ltd...................       275,282
       3,000 Mitsubishi Logistics Corp..........................        24,942
      31,000 Mitsubishi Materials Corp. (c).....................        47,728
      17,000 Mitsubishi Rayon Co., Ltd..........................        63,768
         140 Mitsubishi Tokyo Financial Group, Inc..............     1,092,097
      41,000 Mitsui & Co., Ltd..................................       330,158
      20,000 Mitsui Chemicals, Inc. (c).........................       116,637
      28,000 Mitsui Engineering & Shipbuilding Co., Ltd. (b) (c)        46,244
      24,000 Mitsui Fudosan Co., Ltd. (c).......................       216,777
      19,000 Mitsui Mining & Smelting Co., Ltd..................        78,893
      26,000 Mitsui OSK Lines, Ltd..............................       126,882
      43,000 Mitsui Sumitomo Insurance Co., Ltd.................       353,084
      18,000 Mitsui Trust Holdings, Inc.........................       100,606
      12,000 Mitsukoshi, Ltd. (c)...............................        48,820
       1,800 Mitsumi Electric Co., Ltd..........................        19,819
         211 Mizuho Financial Group, Inc. (c)...................       639,871
       7,700 Murata Manufacturing Co., Ltd......................       416,003
       1,200 Namco, Ltd.........................................        33,256
      49,000 NEC Corp. (c)......................................       360,745
           5 Net One Systems Co., Ltd...........................        38,490
       9,000 NGK Insulators, Ltd. (c)...........................        67,183
       5,000 NGK Spark Plug Co., Ltd............................        40,543
         650 Nichii Gakkan Co...................................        36,876
       7,000 Nichirei Corp......................................        22,665
       1,200 NIDEC Corp. (c)....................................       114,547
      45,000 Nikko Cordial Corp.................................       250,676
       9,000 Nikon Corp. (c)....................................       135,710
       3,400 Nintendo Co., Ltd..................................       317,253
           7 Nippon Building Fund, Inc. (REIT) (c)..............        44,938
      29,000 Nippon Express Co., Ltd............................       136,923
       4,000 Nippon Kayaku Co., Ltd.............................        19,819
       5,000 Nippon Meat Packers, Inc...........................        48,894
      16,500 Nippon Mining Holdings, Inc........................        57,581
      44,000 Nippon Oil Corp....................................       224,167
       6,000 Nippon Sanso Corp..................................        25,362
      10,000 Nippon Sheet Glass Co., Ltd........................        29,206
       4,000 Nippon Shokubai Co., Ltd...........................        30,344
     188,000 Nippon Steel Corp..................................       403,471
         182 Nippon Telephone & Telegraph Corp..................       877,988
          31 Nippon Unipac Holding..............................       159,961
      32,000 Nippon Yusen Kabushiki Kaisha......................       144,817
       7,000 Nishimatsu Construction Co., Ltd. (c)..............        23,187

 See accompanying notes to statement of investments and financial statements.

                                    MSF-290

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   JAPAN--(CONTINUED)
             6,000 Nissan Chemical Industries, Ltd....... $      53,466
            85,900 Nissan Motor Co., Ltd.................       981,073
             6,000 Nisshin Seifun Group, Inc.............        53,410
             4,000 Nisshinbo Industries, Inc.............        22,282
             2,900 Nissin Food Products Co., Ltd.........        72,250
             5,400 Nitto Denko Corp......................       287,207
            61,000 Nomura Holdings, Inc..................     1,038,770
               800 Nomura Research Institute, Ltd........        78,007
            14,000 NSK, Ltd..............................        51,078
            14,000 NTN Corp. (c).........................        66,754
                44 NTT Data Corp. (c)....................       166,278
               607 NTT DoCoMo, Inc.......................     1,376,327
            22,000 Obayashi Corp.........................        98,330
               200 OBIC Co., Ltd.........................        40,235
            28,000 OJI Paper Co., Ltd....................       180,797
            20,000 Oki Electric Industry Co., Ltd........        78,193
             6,000 Okumura Corp. (c).....................        25,530
             7,000 Olympus Corp..........................       151,862
             7,400 Omron Corp............................       150,182
             4,000 Onward Kashiyama Co., Ltd.............        48,521
             1,200 Oracle Corp. Japan (c)................        62,144
             1,700 Oriental Land Co., Ltd. (c)...........       104,852
             2,800 ORIX Corp.............................       231,483
            70,000 Osaka Gas Co., Ltd....................       189,419
             5,500 Pioneer Corp..........................       151,908
             3,050 Promise Co., Ltd......................       132,906
             3,200 Q.P. Corp. (c)........................        26,575
           157,000 Resona Holdings, Inc. (c).............       197,770
            22,000 Ricoh Co., Ltd........................       434,170
             3,700 Rohm Co., Ltd.........................       433,629
             4,000 Sanden Corp. (c)......................        24,634
            12,400 Sankyo Co., Ltd.......................       233,144
             1,700 Sankyo Co., Ltd./Gunma................        53,933
            52,000 Sanyo Electric Co., Ltd. (c)..........       271,718
             9,000 Sapporo Holdings, Ltd. (c)............        24,774
             6,500 Secom Co., Ltd........................       242,605
             4,600 Sega Corp. (b) (c)....................        43,781
             2,000 Seiko Epson Corp......................        93,310
             4,000 Seino Transportation Co., Ltd. (c)....        33,069
            14,000 Sekisui Chemical Co., Ltd.............        71,326
            17,000 Sekisui House, Ltd....................       175,599
            14,000 Seven-Eleven Japan Co., Ltd...........       424,559
            33,000 Sharp Corp............................       520,696
             1,400 Shimachu Co., Ltd.....................        27,760
               800 Shimamura Co., Ltd....................        54,344
             2,600 Shimano, Inc. (c).....................        53,858
            18,000 Shimizu Corp..........................        68,527
            12,400 Shin-Etsu Chemical Co., Ltd...........       506,784
            11,000 Shionogi & Co., Ltd...................       204,871
            12,000 Shiseido Co., Ltd.....................       145,899
            33,000 Showa Denko K.K. (c)..................        74,209
             4,600 Showa Shell Sekiyu K.K................        37,385
             2,800 Skylark Co., Ltd. (c).................        46,244
             1,900 SMC Corp..............................       236,503
             4,000 Snow Brand Milk Products Co., Ltd. (c)        11,533
             7,000 Softbank Corp. (c)....................       214,239

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 JAPAN--(CONTINUED)
          26,000 Sompo Japan Insurance, Inc................ $     213,735
          30,300 Sony Corp.................................     1,048,922
           5,000 Stanley Electric Co., Ltd.................        96,809
           5,000 Sumitomo Bakelite Co., Ltd. (c)...........        32,612
          40,000 Sumitomo Chemical Co., Ltd................       164,972
          24,000 Sumitomo Corp.............................       178,931
          21,000 Sumitomo Electric Industries, Ltd.........       187,720
          15,000 Sumitomo Heavy Industries, Ltd............        34,011
         103,000 Sumitomo Metal Industries, Ltd. (b) (c)...       101,875
          17,000 Sumitomo Metal Mining Co., Ltd............       126,108
             130 Sumitomo Mitsui Financial Group, Inc. (c).       692,638
          11,000 Sumitomo Osaka Cement Co., Ltd............        21,555
          11,000 Sumitomo Realty & Development Co., Ltd....        96,893
           1,300 Suzuken Co., Ltd..........................        42,213
          26,000 Taiheiyo Cement Corp. (c).................        73,509
          29,000 Taisei Corp. (c)..........................       106,074
           6,000 Taisho Pharmaceutical Co., Ltd............       107,269
           4,000 Taiyo Yuden Co., Ltd. (c).................        52,291
           6,000 Takara Holdings, Inc. (c).................        56,210
           9,000 Takashimaya Co., Ltd. (c).................        64,244
          29,200 Takeda Chemical Industries, Ltd...........     1,157,973
           2,390 Takefuji Corp. (c)........................       111,728
           2,000 Takuma Co., Ltd. (c)......................        10,917
           3,900 TDK Corp..................................       280,937
          27,000 Teijin, Ltd...............................        79,360
           6,000 Teikoku Oil Co., Ltd......................        30,176
           5,800 Terumo Corp...............................       110,133
          11,000 The 77 Bank, Ltd. (c).....................        61,995
          19,000 The Bank of Fukuoka, Ltd. (c).............        79,780
          33,000 The Bank of Yokohama, Ltd. (c)............       153,345
          21,000 The Chiba Bank, Ltd.......................        86,022
          19,000 The Furukawa Electric Co., Ltd. (c).......        63,115
          12,000 The Gunma Bank, Ltd. (c)..................        53,634
          24,000 The Joyo Bank, Ltd. (c)...................        78,380
          23,300 The Kansai Electric Power Co., Inc........       408,299
          20,000 The Shizuoka Bank, Ltd. (c)...............       147,803
          33,000 The Sumitomo Trust & Banking Co., Ltd. (c)       193,991
           6,000 The Suruga Bank, Ltd......................        38,574
          39,700 The Tokyo Electric Power, Ltd.............       870,533
           3,300 THK Co., Ltd. (c).........................        67,127
           1,200 TIS, Inc. (c).............................        40,534
          24,000 Tobu Railway Co., Ltd. (c)................        85,770
           9,000 Toda Corp.................................        25,446
           4,600 Toho Co., Ltd.............................        58,546
          14,800 Tohoku Electric Power Co., Inc............       245,401
           2,000 Tokyo Broadcasting System, Inc............        31,856
           5,200 Tokyo Electron, Ltd.......................       394,961
          87,000 Tokyo Gas Co., Ltd. (c)...................       310,105
           3,000 Tokyo Style Co., Ltd......................        32,416
          34,000 Tokyu Corp................................       174,489
          10,000 TonenGeneral Sekiyu K.K...................        82,766
          19,000 Toppan Printing Co., Ltd..................       197,677
          41,000 Toray Industries, Inc.....................       171,391
          95,000 Toshiba Corp..............................       359,895
          16,000 Tosoh Corp................................        53,448
           9,000 Tostem Inax Holding Corp..................       173,836

 See accompanying notes to statement of investments and financial statements.

                                    MSF-291

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                            VALUE
            SHARES                                         (NOTE 1)
          ------------------------------------------------------------

                     JAPAN--(CONTINUED)
              10,000 Toto, Ltd. (c)..................... $      84,725
               5,000 Toyo Seikan Kaisha, Ltd............        69,889
               3,000 Toyo Suisan Kaisha, Ltd............        33,340
              19,000 Toyobo Co., Ltd....................        41,485
               1,700 Toyoda Gosei Co., Ltd. (c).........        49,016
               5,400 Toyota Industries Corp.............       114,631
              93,500 Toyota Motor Corp..................     3,158,253
               3,000 Trend Micro, Inc...................        80,480
              26,000 Ube Industries, Ltd................        52,160
                 122 UFJ Holdings, Inc. (c).............       586,265
               1,400 Uni-Charm Corp.....................        68,844
               5,000 UNY Co., Ltd.......................        51,320
               4,000 Ushio, Inc.........................        66,399
                 680 USS Co., Ltd.......................        48,096
               3,000 Wacoal Corp........................        24,718
                  38 West Japan Railway Co..............       149,277
               1,400 World Co., Ltd.....................        44,546
               4,000 Yakult Honsha Co., Ltd.............        62,517
               2,600 Yamada Denki Co., Ltd. (c).........        87,338
               5,100 Yamaha Corp........................       100,173
               4,000 Yamaha Motor Co., Ltd. (c).........        43,632
              10,600 Yamanouchi Pharmaceutical Co., Ltd.       329,365
              14,000 Yamato Transport Co., Ltd..........       164,860
               4,000 Yamazaki Baking Co., Ltd. (c)......        33,181
               8,000 Yokogawa Electric Corp. (c)........       115,555
                                                         -------------
                                                            54,341,411
                                                         -------------

                     NETHERLANDS--5.1%
              53,027 ABN AMRO Holdings NV...............     1,240,729
              46,712 Aegon NV...........................       691,134
               9,405 Akzo Nobel NV......................       363,008
              15,851 ASML Holding NV (b)................       314,300
               1,500 Corio NV...........................        58,085
               2,800 DSM NV.............................       137,845
               6,787 Heineken NV (c)....................       258,450
               1,070 IHC Caland NV......................        58,035
              60,566 ING Groep NV.......................     1,412,543
              37,602 Koninklijke Ahold NV...............       286,473
              73,210 Koninklijke KPN NV.................       565,142
               5,184 Koninklijke Numico NV..............       143,266
              45,485 Koninklijke Philips Electronics NV.     1,328,174
               3,191 Koninklijke Vendex KBB NV..........        44,476
               2,722 OCE NV.............................        41,716
              21,719 Reed Elsevier NV...................       269,843
               1,557 Rodamco Europe NV..................        90,674
              71,993 Royal Dutch Petroleum Co...........     3,795,792
              11,635 TPG NV.............................       272,530
              19,755 Unilever NV........................     1,291,997
               3,128 Vedior NV..........................        48,924
               7,782 VNU NV.............................       245,887
                 687 Wereldhave NV......................        51,430
               9,399 Wolters Kluwer NV..................       147,007
                                                         -------------
                                                            13,157,460
                                                         -------------

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               NEW ZEALAND--0.2%
         9,353 Auckland International Airport, Ltd............ $      43,046
        33,684 Carter Holt Harvey, Ltd........................        41,577
        11,180 Contact Energy, Ltd............................        39,491
         9,768 Fisher & Paykel Appliances Holdings, Ltd.......        24,627
         3,016 Fisher & Paykel Healthcare Corp................        25,049
        16,501 Fletcher Building, Ltd.........................        45,935
         9,900 Independent Newspapers, Ltd....................        33,474
        15,829 Sky City Entertainment Group, Ltd..............        47,910
        67,419 Telecom Corp. of New Zealand, Ltd. (c).........       237,697
         5,917 Warehouse Group, Ltd...........................        19,890
                                                               -------------
                                                                     558,696
                                                               -------------

               NORWAY--0.5%
           900 Aker Kvaerner ASA (c)..........................        15,388
        25,630 DnB Holding ASA (c)............................       171,052
         1,200 Frontline, Ltd. (c)............................        31,115
         5,200 Norsk Hydro ASA................................       320,857
         3,700 Norske Skogsindustrier ASA.....................        70,632
         6,800 Orkla ASA......................................       152,297
         1,900 Schibsted ASA..................................        32,701
        15,200 Statoil ASA....................................       170,785
         5,600 Storebrand ASA.................................        36,448
         4,300 Tandberg ASA (c)...............................        31,671
        25,000 Telenor ASA....................................       163,465
         6,300 Tomra Systems ASA..............................        37,973
                                                               -------------
                                                                   1,234,384
                                                               -------------

               PORTUGAL--0.4%
        13,513 Banco BPI S.A..................................        49,770
        68,120 Banco Comercial Portugues S.A..................       152,084
         3,711 Banco Espirito Santo S.A.......................        60,851
         9,525 Brisa-Auto Estradas de Portugal S.A............        63,676
         6,370 CIMPOR Cimentos de Portugal S.A................        32,943
        62,692 Electricidade de Portugal S.A..................       165,270
        32,636 Portugal Telecom SGPS S.A......................       328,500
         1,694 PT Multimedia Servicios de Telecomunicacoes e
                Multimedia SGPS S.A...........................        32,906
        36,053 Sonae SGPS S.A.................................        30,014
                                                               -------------
                                                                     916,014
                                                               -------------

               SINGAPORE--0.8%
        39,000 Capitaland, Ltd. (c)...........................        35,594
        37,000 Chartered Semiconductor Manufacturing, Ltd. (c)        37,691
        17,000 City Developments, Ltd.........................        60,561
        78,000 ComfortDelGro Corp., Ltd.......................        37,432
         1,850 Creative Technology, Ltd.......................        19,499
         5,000 Cycle & Carriage, Ltd..........................        17,076
        38,978 DBS Group Holdings, Inc........................       337,382
         6,400 Fraser & Neave, Ltd............................        47,483
        20,000 Keppel Corp., Ltd..............................        71,836
        40,000 Neptune Orient Lines, Ltd. (b).................        50,874
        34,440 Overseas-Chinese Banking Corp..................       245,377
        37,000 SembCorp Industries, Ltd. (c)..................        27,451
        12,000 SembCorp Logistics, Ltd........................        14,132

 See accompanying notes to statement of investments and financial statements.

                                    MSF-292

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 SINGAPORE--(CONTINUED)
          20,000 Singapore Airlines, Ltd.................... $     131,897
          29,000 Singapore Exchange, Ltd....................        28,858
          56,000 Singapore Post, Ltd........................        22,917
          13,000 Singapore Press Holdings, Ltd..............       144,674
          48,000 Singapore Technologies Engineering, Ltd....        57,658
         219,000 Singapore Telecommunications, Ltd..........       252,747
          14,000 ST Assembly Test Services, Ltd. (c)........        17,476
          41,392 United Overseas Bank, Ltd..................       321,718
          15,001 United Overseas Land, Ltd..................        16,959
           8,000 Venture Corp., Ltd.........................        94,212
                                                             -------------
                                                                 2,091,504
                                                             -------------

                 SPAIN--3.6%
           7,559 Abertis Infraestructuras S.A. (c)..........       114,319
             988 Acciona S.A................................        60,130
           1,705 Acerinox S.A. (c)..........................        80,390
           3,538 ACS, Actividades de Construccion y
                  Servicios, S.A. (c).......................       172,705
           9,534 Altadis S.A................................       270,579
           8,154 Amadeus Global Travel Distribution S.A. (c)        52,968
             502 Antena 3 Television S.A. (c)...............        22,124
         104,892 Banco Bilbao Vizcaya Argentaria S.A. (c)...     1,448,746
           5,499 Banco Popular Espanol S.A. (c).............       328,081
         148,269 Banco Santander Central Hispano S.A........     1,756,110
           2,823 Corporacion Mapfre S.A.....................        39,988
          31,092 Endesa S.A. (c)............................       598,073
           1,804 Fomento de Construcciones & Contratas S.A..        66,535
           7,412 Gas Natural SDG S.A. (c)...................       173,426
           2,181 Grupo Ferrovial S.A. (c)...................        76,423
          26,475 Iberdrola S.A. (c).........................       523,288
          15,771 Iberia Lineas Aereas de Espana S.A.........        45,355
           7,474 Inditex S.A................................       151,780
           4,343 Indra Sistemas S.A.........................        55,712
           2,773 NH Hoteles S.A. (c)........................        31,864
           3,016 Promotora de Informaciones S.A.............        43,749
          31,635 Repsol YPF S.A. (c)........................       616,898
           3,397 Sacyr Vallehermoso S.A. (c)................        51,418
           1,977 Sociedad General de Aguas de
                  Barcelona S.A. (c)........................        29,500
           6,043 Telefonica Publicidad e Informacion S.A....        33,157
         162,659 Telefonica S.A. (b)........................     2,388,179
           6,543 Union Fenosa S.A. (c)......................       122,887
           4,366 Zeltia S.A. (c)............................        30,839
                                                             -------------
                                                                 9,385,223
                                                             -------------

                 SWEDEN--2.2%
           2,500 Alfa Laval AB..............................        38,046
          10,300 Assa Abloy AB (b)..........................       122,392
           3,700 Atlas Copco AB.............................       132,413
           2,400 Atlas Copco AB (Series B)..................        78,218
             850 Axfood AB..................................        19,669
           2,100 Billerud AB................................        31,666
           1,400 Castellum AB...............................        33,077
           2,700 Drott AB (Series B) (c)....................        51,221

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               SWEDEN--(CONTINUED)
        10,300 Electrolux AB.................................. $     226,175
         5,800 Eniro AB.......................................        55,620
         6,800 Gambro AB (Series A)...........................        56,231
         4,300 Gambro AB (Series B) (c).......................        35,558
         4,800 Getinge AB (Series B)..........................        46,030
        16,400 Hennes & Mauritz AB............................       389,754
           900 Hoganas AB.....................................        19,263
         1,700 Holmen AB (Series B) (c).......................        60,366
         1,750 Modern Times Group AB (Class B) (b)............        36,847
           700 Nobel Biocare Holding AG.......................        68,295
        81,562 Nordea AB......................................       612,115
         1,900 OM HEX AB (c)..................................        23,633
         7,550 Sandvik AB (c).................................       260,225
         2,600 SAS AB.........................................        24,572
         9,800 Securitas AB (Series B)........................       132,114
        27,100 Skandia Forsaekrings AB........................        98,678
        16,900 Skandinavska Enskilda Banken AB (Series A) (c).       248,968
        13,500 Skanska AB.....................................       119,140
           900 SKF AB (Series A)..............................        34,898
         2,800 SKF AB (Series B) (c)..........................       108,182
         1,800 SSAB Svenskt Stal AB (Series A)................        32,146
         1,100 SSAB Svenskt Stal AB (Series B)................        18,880
         6,600 Svenska Cellulosa AB (Series B) (c)............       269,676
        19,100 Svenska Handelsbanken AB.......................       390,213
         1,500 Svenska Handelsbanken AB (Series B)............        29,707
        10,700 Swedish Match AB...............................       109,300
         3,250 Tele2 AB (Series B) (b) (c)....................       173,447
       507,900 Telefonaktiebolaget LM Ericsson AB (Class B)...       910,582
        56,564 TeliaSonera AB (b).............................       295,583
         2,500 Trelleborg AB (Class B) (c)....................        40,651
         3,400 Volvo AB (Series A)............................        99,704
         7,800 Volvo AB (Series B)............................       238,489
         9,000 WM-Data AB (Class B)...........................        19,388
                                                               -------------
                                                                   5,791,132
                                                               -------------

               SWITZERLAND--7.3%
        59,908 ABB, Ltd.......................................       303,718
         4,510 Adecco S.A.....................................       289,909
         2,367 Ciba Specialty Chemicals AG....................       183,159
         4,771 Clariant AG....................................        70,403
        18,034 Compagnie Financiere Richemont AG..............       433,078
        41,109 Credit Suisse Group............................     1,504,089
           122 Geberit AG.....................................        59,977
           240 Givaudan AG (b)................................       124,585
         5,213 Holcim, Ltd....................................       242,789
         1,280 Kudelski S.A...................................        42,279
           100 Kuoni Reisen Holding AG........................        33,475
         1,489 Logitech International S.A.....................        64,412
         1,482 Lonza Group AG.................................        85,199
        13,941 Nestle S.A.....................................     3,483,136
        82,269 Novartis AG....................................     3,735,116
         1,106 Roche Holdings AG Bearer.......................       153,369
        24,273 Roche Holdings AG Genusschein..................     2,448,398
           248 Serono S.A. (Class B)..........................       176,863
           149 SGS Societe Generale Surveillance Holdings S.A.        93,490

 See accompanying notes to statement of investments and financial statements.

                                    MSF-293

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  SWITZERLAND--(CONTINUED)
              119 Sulzer AG............................... $      32,041
            1,894 Swatch Group AG.........................        45,177
            1,107 Swatch Group AG (Class B)...............       132,921
           11,127 Swiss Reinsurance Co....................       751,247
              915 Swisscom AG.............................       301,856
            3,695 Syngenta AG.............................       248,873
              152 Synthes-Stratec, Inc....................       150,433
           40,778 UBS AG..................................     2,792,720
              299 Unaxis Holding AG.......................        42,369
              180 Valora Holdings AG......................        44,827
            4,975 Zurich Financial Services AG............       716,030
                                                           -------------
                                                              18,785,938
                                                           -------------

                  UNITED KINGDOM--25.4%
           21,111 3i Group, Plc...........................       233,365
           38,199 Aegis Group, Plc........................        67,527
            8,791 Aggreko, Plc............................        24,314
            8,425 Alliance Unichem, Plc...................        78,276
           10,329 AMEC, Plc...............................        48,075
           24,247 Amersham, Plc...........................       332,271
           23,207 Amvescap, Plc...........................       168,565
           35,343 ARM Holdings, Plc. (b)..................        81,301
           11,336 Associated British Ports Holdings, Plc..        91,116
           58,997 AstraZeneca, Plc........................     2,830,443
           77,978 Aviva, Plc..............................       684,352
           36,957 BAA, Plc................................       328,312
          105,722 BAE Systems, Plc........................       318,427
           14,422 Balfour Beatty, Plc.....................        56,411
          226,366 Barclays, Plc...........................     2,019,055
            8,216 Barratt Developments, Plc...............        79,864
           15,624 BBA Group, Plc..........................        69,783
            3,948 Berkeley Group, Plc.....................        62,194
          121,952 BG Group, Plc...........................       626,011
           85,271 BHP Billiton, Plc.......................       744,922
           17,185 BOC Group, Plc..........................       262,569
           27,359 Boots Group, Plc........................       338,429
          763,586 BP, Plc.................................     6,192,213
           16,181 BPB, Plc................................       100,514
           25,004 Brambles Industries, Plc................        91,089
           18,705 British Airways, Plc....................        77,852
           54,629 British America Tobacco, Plc............       753,015
           16,880 British Land Co., Plc...................       176,472
           43,495 British Sky Broadcasting Group, Plc. (b)       547,374
          299,568 BT Group, Plc...........................     1,009,532
           15,158 Bunzl, Plc..............................       115,799
           84,529 Cable & Wireless, Plc...................       202,012
           71,205 Cadbury Schweppes, Plc..................       522,936
           16,169 Canary Wharf Group, Plc. (b)............        77,500
           21,998 Capita Group, Plc.......................        95,693
           22,055 Carlton Communications, Plc.............        90,808
            5,729 Carnival, Plc...........................       230,858
           11,328 Cattles, Plc............................        67,782
            9,590 Celltech Group, Plc.....................        64,893
          147,019 Centrica, Plc...........................       555,323
            4,966 Close Brothers Group, Plc...............        65,252

                                                            VALUE
            SHARES                                         (NOTE 1)
          ------------------------------------------------------------

                     UNITED KINGDOM--(CONTINUED)
               4,423 Cobham, Plc........................ $      92,401
              75,506 Compass Group, Plc.................       513,635
              10,068 Daily Mail & General Trust, Plc....       118,773
               6,935 De La Rue, Plc.....................        34,420
             107,064 Diageo, Plc........................     1,408,707
              69,765 Dixons Group, Plc..................       173,597
              16,508 Electrocomponents, Plc.............        96,043
               8,464 EMAP, Plc..........................       129,851
              27,245 EMI Group, Plc.....................        77,427
               6,438 Enterprise Inns, Plc...............       116,863
               9,843 Exel, Plc..........................       130,127
              14,282 FirstGroup, Plc....................        69,926
              17,314 FKI, Plc...........................        33,164
              54,042 Friends Provident, Plc.............       127,701
              12,461 George Wimpey, Plc.................        83,261
              24,212 GKN, Plc...........................       115,726
             205,936 GlaxoSmithKline, Plc...............     4,718,804
              97,760 Granada, Plc.......................       213,506
               7,508 Great Portland Estates, Plc........        31,518
              34,945 Great University Stores, Plc.......       483,877
              10,274 Hammerson, Plc.....................       119,088
              25,843 Hanson, Plc........................       189,793
              54,445 Hays, Plc..........................       116,958
             132,622 HBOS, Plc..........................     1,717,686
              55,225 Hilton Group, Plc..................       222,190
             375,552 HSBC Holdings, Plc.................     5,902,749
              12,168 IMI, Plc...........................        73,462
              41,155 Imperial Chemical Industries, Plc..       146,611
              25,193 Imperial Tobacco Group, Plc........       496,092
              25,375 InterContinental Hotels Group, Plc.       240,299
              41,878 International Power, Plc...........        92,585
             120,921 Invensys, Plc......................        39,505
              50,491 J. Sainsbury, Plc..................       282,684
               7,583 Johnson Matthey, Plc...............       133,168
              12,983 Kelda Group, Plc...................       109,003
              18,295 Kesa Electricals, Plc..............        84,251
              28,702 Kidde, Plc.........................        54,721
              80,040 Kingfisher, Plc....................       399,045
              16,129 Land Securities Group, Plc.........       286,424
             224,665 Legal & General Group, Plc.........       403,190
               9,272 Liberty International, Plc.........       113,283
             193,124 Lloyds TSB Group, Plc..............     1,548,831
              24,743 LogicaCMG, Plc.....................       113,503
               9,526 Man Group, Plc.....................       249,144
              78,313 Marks & Spencer Group, Plc.........       405,155
              21,169 MFI Furniture Group, Plc...........        57,223
              20,928 Misys, Plc.........................        79,331
              17,127 Mitchells & Butlers, Plc...........        68,985
             106,330 National Grid Transco, Plc.........       761,863
               9,484 Next, Plc..........................       190,661
              12,484 Novar, Plc.........................        30,841
              27,698 Pearson, Plc.......................       308,410
               9,289 Persimmon, Plc.....................        89,296
              35,139 Pilkington, Plc....................        60,231
               8,399 Provident Financial, Plc...........        97,806
              69,338 Prudential, Plc....................       586,183

 See accompanying notes to statement of investments and financial statements.

                                    MSF-294

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               PREFERRED STOCKS--0.4%


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               UNITED KINGDOM--(CONTINUED)
        19,658 Rank Group, Plc............................... $      98,270
        20,766 Reckitt Benckiser, Plc........................       469,883
        43,821 Reed Elsevier, Plc............................       366,540
        62,844 Rentokil Initial, Plc.........................       213,751
        49,492 Reuters Group, Plc............................       208,206
        18,702 Rexam, Plc....................................       143,208
        36,827 Rio Tinto, Plc................................     1,017,237
         8,759 RMC Group, Plc................................       109,368
        52,723 Rolls-Royce Group, Plc........................       167,292
        99,497 Royal & Sun Alliance Insurance Group, Plc.....       157,186
        96,545 Royal Bank of Scotland Group, Plc.............     2,844,784
        27,606 SABMiller, Plc................................       286,136
        37,199 Safeway, Plc..................................       189,121
        40,043 Sage Group, Ltd...............................       125,983
         4,295 Schroders, Plc................................        48,593
        27,679 Scottish & Newcastle, Plc.....................       187,421
        29,676 Scottish & Southern Energy, Plc...............       357,528
        64,120 Scottish Power, Plc...........................       427,285
        20,356 Securicor, Plc................................        34,709
        15,024 Serco Group, Plc..............................        46,260
        11,889 Severn Trent, Plc.............................       159,411
       334,001 Shell Transportation & Trading Co., Plc.......     2,484,326
        56,617 Signet Group, Plc.............................       104,394
        15,428 Slough Estates, Plc...........................       121,314
        32,149 Smith & Nephew, Plc...........................       270,061
        19,301 Smiths Group, Plc.............................       228,387
         6,636 SSL International, Plc........................        39,202
        36,510 Stagecoach Group, Plc.........................        51,306
        14,158 Tate & Lyle, Plc..............................        78,950
        19,167 Taylor Woodrow, Plc...........................        91,613
       252,723 Tesco, Plc....................................     1,166,093
         6,929 The Davis Service Group, Plc..................        46,267
        26,981 The Peninsular & Oriental Steam Navigation Co.       111,090
        11,100 TI Automotive, Ltd. (b).......................             0
        25,536 Tomkins Plc...................................       122,283
        95,558 Unilever NV...................................       890,812
        12,490 United Business Media, Plc....................       109,559
        20,124 United Utilities, Plc.........................       178,504
        10,206 United Utilities, Plc. (Class A)..............        55,633
     2,355,519 Vodafone Group, Plc...........................     5,840,179
         9,779 Whitbread, Plc................................       125,867
        14,573 William Hill, Plc.............................       111,395
        20,068 Wolseley, Plc.................................       283,806
        40,753 WPP Group, Plc................................       400,153
        15,604 Yell Group, Plc...............................        85,197
                                                              -------------
                                                                 65,876,639
                                                              -------------

               UNITED STATES--1.7%
        31,500 iShares MSCI EAFE Index Fund..................     4,308,570
                                                              -------------
               Total Common Stocks
                (Identified Cost $238,559,587)...............   257,922,127
                                                              -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   AUSTRALIA--0.2%
            68,954 The News Corp., Ltd.................... $     519,534
                                                           -------------

                   GERMANY--0.2%
               905 Fresenius Medical Care AG..............        45,604
             2,052 Henkel KGAA (c)........................       160,474
               272 Porsche AG.............................       161,430
             2,750 ProSiebenSat.1 Media AG (c)............        45,960
             1,347 RWE AG.................................        47,488
             3,477 Volkswagen AG..........................       126,089
               610 Wella AG...............................        54,052
                                                           -------------
                                                                 641,097
                                                           -------------

                   SWITZERLAND--0.0%
               190 Schindler Holding AG...................        46,396
                                                           -------------
                   Total Preferred Stocks
                    (Identified Cost $1,014,816)..........     1,207,027
                                                           -------------

       WARRANTS--0.0%
       ------------------------------------------------------------------

                   FRANCE--0.0%
             8,168 Alstom S.A. (b)........................           309
                                                           -------------
                   Total Warrants
                    (Identified Cost $0)..................           309
                                                           -------------

       SHORT TERM INVESTMENTS--0.1%
          FACE
         AMOUNT
       ------------------------------------------------------------------

                   DISCOUNT NOTES--0.1%
       $   175,000 Federal Home Loan Bank 0.750%, 01/02/04       174,996
                                                           -------------
                   Total Short Term Investments
                    (Identified Cost $174,996)............       174,996
                                                           -------------

                   Total Investments--100.1%
                    (Identified Cost $239,749,399) (a)....   259,304,459
                   Other assets less liabilities..........      (267,366)
                                                           -------------

                   TOTAL NET ASSETS--100%                  $ 259,037,093
                                                           =============

         TEN LARGEST INDUSTRIES AS OF                  PERCENTAGE OF
         DECEMBER 31, 2003                            TOTAL NET ASSETS
         ----------------------------                 ----------------
          1    Commercial Banks......................       15.0%
          2    Oil & Gas.............................        8.1%
          3    Pharmaceuticals.......................        7.9%
          4    Diversified Telecommunication Services        4.5%
          5    Insurance.............................        4.1%
          6    Automobiles...........................        3.2%
          7    Wireless Telecommunication Services...        3.2%
          8    Food Products.........................        3.1%
          9    Electric Utilities....................        3.1%
         10    Capital Markets.......................        3.1%

 See accompanying notes to statement of investments and financial statements.

                                    MSF-295

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $259,304,459
       Cash.....................................                   22,373
       Foreign cash at value
        (Identified cost $5,378)................                    5,456
       Collateral for securities loaned.........               16,146,183
       Receivable for:
        Securities sold.........................                   83,186
        Fund shares sold........................                  430,441
        Dividends...............................                  339,826
        Foreign taxes...........................                  123,880
                                                             ------------
         Total Assets...........................              276,455,804
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 1,071,528
        Withholding taxes.......................      24,845
        Return of collateral for securities
         loaned.................................  16,146,183
       Accrued expenses:
        Management fees.........................      66,919
        Service and distribution fees...........      11,993
        Other expenses..........................      97,243
                                                 -----------
         Total Liabilities......................               17,418,711
                                                             ------------
     NET ASSETS.................................             $259,037,093
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $246,336,567
        Undistributed net investment income.....                1,882,855
        Accumulated net realized gains
         (losses)...............................               (8,762,599)
        Unrealized appreciation (depreciation)
         on investments and foreign currency
         transactions...........................               19,580,270
                                                             ------------
     NET ASSETS.................................             $259,037,093
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($176,834,536 divided by
      18,039,416 shares outstanding)............             $       9.80
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($27,933,167 divided by
      2,885,654 shares outstanding).............             $       9.68
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($54,269,390 divided by
      5,554,247 shares outstanding).............             $       9.77
                                                             ============
     Identified cost of investments.............             $239,749,399
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 4,240,858 (a)
      Interest................................                  212,448 (b)
                                                            -----------
                                                              4,453,306
    EXPENSES
      Management fees......................... $   534,872
      Service and distribution fees--Class B..      40,429
      Service and distribution fees--Class E..      39,159
      Directors' fees and expenses............      24,080
      Custodian...............................     597,250
      Audit and tax services..................      22,300
      Legal...................................       7,395
      Printing................................      64,523
      Insurance...............................       4,196
      Miscellaneous...........................       4,146
                                               -----------
      Total expenses..........................                1,338,350
                                                            -----------
    NET INVESTMENT INCOME.....................                3,114,956
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    (513,239)
      Foreign currency transactions--net......    (166,206)    (679,445)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  60,126,503
      Foreign currency transactions--net......      27,637   60,154,140
                                               -----------  -----------
    Net gain (loss)...........................               59,474,695
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $62,589,651
                                                            ===========

(a)Net of foreign taxes of $496,601.
(b)Includes income on securities loaned of $76,285.

                See accompanying notes to financial statements.

                                    MSF-296

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,114,956  $  1,718,061
  Net realized gain (loss) (a)......................................     (679,445)   (5,096,914)
  Unrealized appreciation (depreciation) (a)........................   60,154,140   (18,035,821)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   62,589,651   (21,414,674)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,203,571)     (581,981)
    Class B.........................................................     (202,973)      (22,211)
    Class E.........................................................     (288,823)       (6,509)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,695,367)     (610,701)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   67,325,654    36,907,770
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  127,219,938    14,882,395

NET ASSETS
  Beginning of the period...........................................  131,817,155   116,934,760
                                                                     ------------  ------------
  End of the period................................................. $259,037,093  $131,817,155
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,882,855  $  1,626,869
                                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,301,556  $ 50,159,107   7,564,887  $ 60,470,238
  Shares issued through acquisition...........................  1,286,848    11,759,318           0             0
  Reinvestments...............................................    315,698     2,203,571      65,761       581,981
  Redemptions................................................. (5,328,459)  (42,757,519) (5,056,202)  (41,244,905)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,575,643  $ 21,364,477   2,574,446  $ 19,807,314
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,741,658  $ 21,252,640   1,424,259  $ 10,907,170
  Reinvestments...............................................     29,374       202,973       2,533        22,211
  Redemptions................................................. (1,230,179)   (9,211,866)   (555,063)   (4,184,895)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,540,853  $ 12,243,747     871,729  $  6,744,486
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  5,913,909  $ 48,596,710   1,529,613  $ 11,752,571
  Reinvestments...............................................     41,438       288,823         736         6,509
  Redemptions................................................. (1,758,653)  (15,168,103)   (179,763)   (1,403,110)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  4,196,694  $ 33,717,430   1,350,586  $ 10,355,970
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  8,313,190  $ 67,325,654   4,796,761  $ 36,907,770
                                                               ==========  ============  ==========  ============

(a)As restated. See Note 5.

                See accompanying notes to financial statements.

                                    MSF-297

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                             -----------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $   7.26  $   8.75  $  11.22  $  13.34  $ 10.80
                                                             --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.14      0.10      0.09      0.07     0.10
 Net realized and unrealized gain (loss) on investments.....     2.54     (1.55)    (2.52)    (2.00)    2.58
                                                             --------  --------  --------  --------  -------
 Total from investment operations...........................     2.68     (1.45)    (2.43)    (1.93)    2.68
                                                             --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.14)    (0.04)    (0.03)    (0.11)   (0.06)
 Distributions from net realized capital gains..............     0.00      0.00     (0.01)    (0.08)   (0.08)
                                                             --------  --------  --------  --------  -------
 Total distributions........................................    (0.14)    (0.04)    (0.04)    (0.19)   (0.14)
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD.............................. $   9.80  $   7.26  $   8.75  $  11.22  $ 13.34
                                                             ========  ========  ========  ========  =======
TOTAL RETURN (%)............................................     37.6     (16.6)    (21.7)    (14.5)    24.9
Ratio of operating expenses to average net assets (%).......     0.71      0.73      0.70      0.58     0.50
Ratio of net investment income to average net assets (%)....     1.85      1.43      1.00      0.76     1.25
Portfolio turnover rate (%).................................       43        23         9        10       44
Net assets, end of period (000)............................. $176,835  $112,325  $112,775  $100,950  $82,355
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --      0.79      0.82      0.78     1.77

                                                       CLASS B                           CLASS E
                                         -------------------------------     ---------------------------
                                            YEAR ENDED    JANUARY 2, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                           DECEMBER 31,        THROUGH         DECEMBER 31,      THROUGH
                                         ---------------     DECEMBER 31,    ---------------   DECEMBER 31,
                                           2003    2002          2001          2003    2002        2001
                                         -------  ------  ------------------ -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  7.18  $ 8.66        $11.12       $  7.25  $ 8.74      $10.43
                                         -------  ------        ------       -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.11    0.06          0.04          0.13    0.06        0.00
 Net realized and unrealized gain
   (loss) on investments................    2.51   (1.50)        (2.46)         2.52   (1.51)      (1.69)
                                         -------  ------        ------       -------  ------      ------
 Total from investment operations.......    2.62   (1.44)        (2.42)         2.65   (1.45)      (1.69)
                                         -------  ------        ------       -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.12)  (0.04)        (0.03)        (0.13)  (0.04)       0.00
 Distributions from net realized
   capital gains........................    0.00    0.00         (0.01)         0.00    0.00        0.00
                                         -------  ------        ------       -------  ------      ------
 Total distributions....................   (0.12)  (0.04)        (0.04)        (0.13)  (0.04)       0.00
                                         -------  ------        ------       -------  ------      ------
NET ASSET VALUE, END OF PERIOD.......... $  9.68  $ 7.18        $ 8.66       $  9.77  $ 7.25      $ 8.74
                                         =======  ======        ======       =======  ======      ======
TOTAL RETURN (%)........................    37.2   (16.8)        (21.8)(b)      37.3   (16.7)      (16.2)(b)
Ratio of operating expenses to average
 net assets (%).........................    0.96    0.98          0.95 (c)      0.86    0.88        0.85 (c)
Ratio of net investment income to
 average net assets (%).................    1.45    1.11          0.46 (c)      1.42    1.02        0.00 (c)
Portfolio turnover rate (%).............      43      23             9            43      23           9
Net assets, end of period (000)......... $27,933  $9,654        $4,099       $54,269  $9,838      $   61
The ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........      --    1.04          1.07 (c)        --    0.94        0.97 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-298

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.4% OF TOTAL NET ASSETS

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                  AUSTRALIA--3.5%
          433,600 Alumina, Ltd............................. $   2,144,968
          388,567 BHP Billiton, Ltd........................     3,566,448
          283,900 Foster's Group, Ltd......................       961,932
                                                            -------------
                                                                6,673,348
                                                            -------------

                  CANADA--4.7%
           37,400 Canadian National Railway Co. (c)........     2,373,042
           76,371 Encana Corp. (c).........................     3,013,828
           78,700 Goldcorp, Inc............................     1,255,692
           26,600 Inco, Ltd. (b) (c).......................     1,063,094
           76,600 Meridian Gold, Inc. (b)..................     1,122,017
                                                            -------------
                                                                8,827,673
                                                            -------------

                  FRANCE--3.0%
           48,750 STMicroelectronics NV....................     1,320,586
           87,116 Suez S.A. (c)............................     1,748,506
           14,485 Total S.A................................     2,690,106
                                                            -------------
                                                                5,759,198
                                                            -------------

                  GERMANY--8.5%
           24,409 Aventis S.A..............................     1,609,056
           53,549 BASF AG..................................     3,007,772
           56,362 Deutsche Boerse AG (c)...................     3,078,428
          205,678 Deutsche Telekom AG (b)..................     3,760,181
           51,693 E.ON AG..................................     3,369,858
           26,000 Schering AG..............................     1,315,262
                                                            -------------
                                                               16,140,557
                                                            -------------

                  HONG KONG--5.7%
          456,000 Bank of East Asia, Ltd. (c)..............     1,397,881
          522,000 China Mobile, Ltd........................     1,600,206
          353,500 CLP Holdings, Ltd........................     1,680,135
        1,896,200 Fountain Set Holdings, Ltd. (c)..........     1,294,460
           82,800 Hang Seng Bank, Ltd......................     1,087,825
          292,000 Hutchison Whampoa, Ltd...................     2,143,809
          206,000 Sun Hung Kai Properties, Ltd.............     1,698,149
                                                            -------------
                                                               10,902,465
                                                            -------------

                  JAPAN--9.0%
           56,000 Canon, Inc...............................     2,608,298
          156,000 Daiwa Securities Group, Inc..............     1,061,502
           51,300 Fanuc, Ltd...............................     3,074,121
               53 Japan Retail Fund Investment Corp. (REIT)       340,850
          310,000 KOMATSU, Ltd.............................     1,967,611
          280,000 Mitsubishi Estate Co., Ltd...............     2,655,341
          263,000 Mitsui Fudosan Co., Ltd..................     2,376,292
          173,000 Nomura Holdings, Inc.....................     2,946,983
                                                            -------------
                                                               17,030,998
                                                            -------------

                  NETHERLANDS--0.9%
           69,100 TPG NV...................................     1,616,752
                                                            -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   SINGAPORE--0.6%
           137,000 DBS Group Holdings, Inc................. $   1,185,833
                                                            -------------

                   SOUTH AFRICA--0.9%
           118,900 Gold Fields, Ltd........................     1,697,277
                                                            -------------

                   SOUTH KOREA--4.6%
            49,162 Kookmin Bank............................     1,842,286
            38,300 LG Electronics, Inc.....................     1,883,659
             7,970 Samsung Electronics Co., Ltd............     3,016,760
            11,730 SK Telecom..............................     1,959,102
                                                            -------------
                                                                8,701,807
                                                            -------------

                   SWITZERLAND--2.5%
            32,762 Novartis AG.............................     1,486,775
            22,666 Swiss Reinsurance Co....................     1,529,630
            25,704 Syngenta AG.............................     1,730,496
                                                            -------------
                                                                4,746,901
                                                            -------------

                   UNITED KINGDOM--9.7%
           136,345 BOC Group, Plc..........................     2,077,272
           174,598 British Sky Broadcasting Group, Plc. (b)     2,191,015
           407,259 Cable & Wireless, Plc...................       968,698
           209,594 National Grid Transco, Plc..............     1,497,479
           159,890 Pearson, Plc............................     1,775,262
           282,264 Railtrack Group, Plc....................        55,424
           203,981 Reed Elsevier, Plc......................     1,701,335
            78,304 Rio Tinto, Plc..........................     2,156,754
           269,691 Shell Transportation & Trading Co., Plc.     2,000,268
         1,643,351 Vodafone Group, Plc.....................     4,062,850
                                                            -------------
                                                               18,486,357
                                                            -------------

                   UNITED STATES--44.8%
            54,100 AFLAC, Inc..............................     1,957,338
            29,132 Amgen, Inc. (b).........................     1,800,358
            71,100 Anadarko Petroleum Corp.................     3,626,811
            75,300 Aracruz Celulose S.A. (ADR).............     2,638,512
            19,100 AutoZone, Inc. (b)......................     1,627,511
           113,800 Caremark Rx, Inc. (b)...................     2,882,554
            14,900 China Life Insurance Co., Ltd. (ADR) (b)       491,253
            43,800 Comcast Corp. (Special Class A) (b).....     1,370,064
            93,900 Companhia de Bebidas das Americas (ADR).     2,395,389
            39,600 Companhia Vale do Rio Doce (ADR)........     2,316,600
            67,000 Compania de Minas Buenaventura (ADR)....     1,894,760
            49,555 ConocoPhillips..........................     3,249,321
            13,200 eBay, Inc. (b)..........................       852,588
            46,700 Entergy Corp............................     2,667,971
            79,200 Equity Residential (REIT)...............     2,337,192
            93,900 Exxon Mobil Corp........................     3,849,900
            20,000 Genentech, Inc. (b).....................     1,871,400
            19,100 Goldman Sachs Group, Inc................     1,885,743
            47,100 Grupo Televisa S.A. (ADR)...............     1,877,406
            45,000 Impala Platinum Holdings, Ltd. (ADR) (c)     1,955,057
            87,500 Intel Corp..............................     2,817,500
            23,900 International Business Machines Corp....     2,215,052

 See accompanying notes to statement of investments and financial statements.

                                    MSF-299

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--1.9%


                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                     UNITED STATES--(CONTINUED)
              31,500 Intuit, Inc. (b)................... $   1,666,665
               4,700 Kookmin Bank (ADR).................       177,848
              24,100 Lehman Brothers Holdings, Inc......     1,861,002
             116,852 Liberty Media Corp. (Class A) (b)..     1,389,370
              21,800 LUKOIL (ADR).......................     2,029,580
             111,100 Microsoft Corp.....................     3,059,694
              66,300 Monsanto Co........................     1,908,114
              41,100 Newmont Mining Corp................     1,997,871
             115,500 OAO Gazprom (ADR)..................     2,991,450
              30,700 OAO GMK Norilsk Nickel (ADR) (c)...     2,041,550
              36,800 Pfizer, Inc........................     1,300,144
              30,700 St. Jude Medical, Inc. (b).........     1,883,445
              10,100 YUKOS (ADR)........................       424,200
              68,639 Stillwater Mining Co. (b)..........       656,875
              56,600 Telefonos de Mexico S.A. (ADR).....     1,869,498
              73,800 The Interpublic Group of Cos., Inc.     1,151,280
              34,100 The Medicines Co. (b)..............     1,004,586
              60,900 Unocal Corp........................     2,242,947
              50,000 VERITAS Software Corp. (b).........     1,858,000
              93,200 Viacom, Inc. (Class B).............     4,136,216
              20,600 Wyeth..............................       874,470
                                                         -------------
                                                            85,105,085
                                                         -------------
                     Total Common Stocks
                      (Identified Cost $163,127,680)....   186,874,251
                                                         -------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--1.9%
     $3,525,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.78% to be repurchased at
                 $3,525,153 on 01/02/04, collateralized by
                 $3,560,000 U.S. Treasury Note 2.125% due
                 10/31/04 with a value of $3,600,050......... $  3,525,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $3,525,000)................    3,525,000
                                                              ------------
                Total Investments--100.3%
                 (Identified Cost $166,652,680) (a)..........  190,399,251
                Other assets less liabilities................     (550,136)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $189,849,115
                                                              ============

         TEN LARGEST INDUSTRIES AS OF                   PERCENTAGE OF
         DECEMBER 31, 2003                             TOTAL NET ASSETS
         ----------------------------                  ----------------
          1     Oil & Gas.............................       13.8%
          2     Metals & Mining.......................       11.5%
          3     Media.................................        8.2%
          4     Real Estate...........................        4.9%
          5     Electric Utilities....................        4.8%
          6     Chemicals.............................        4.6%
          7     Wireless Telecommunication Services...        4.0%
          8     Pharmaceuticals.......................        4.0%
          9     Capital Markets.......................        3.5%
         10     Diversified Telecommunication Services        3.5%

 See accompanying notes to statement of investments and financial statements.

                                    MSF-300

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.........................            $190,399,251
      Cash.........................................                     448
      Collateral for securities loaned.............               6,057,013
      Receivable for:
       Securities sold.............................                 937,509
       Fund shares sold............................                  85,588
       Dividends and interest......................                 279,438
       Foreign taxes...............................                  51,363
                                                               ------------
        Total Assets...............................             197,810,610
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $   65,688
       Securities purchased........................  1,532,153
       Due to custodian bank.......................    127,819
       Withholding taxes...........................     28,281
       Return of collateral for securities loaned..  6,057,013
      Accrued expenses:
       Management fees.............................     97,030
       Service and distribution fees...............      1,259
       Other expenses..............................     52,252
                                                    ----------
        Total Liabilities..........................               7,961,495
                                                               ------------
    NET ASSETS.....................................            $189,849,115
                                                               ============
    Net assets consist of:
       Capital paid in.............................            $202,812,772
       Undistributed net investment income.........               1,893,263
       Accumulated net realized gains (losses).....             (38,613,558)
       Unrealized appreciation (depreciation) on
        investments and foreign currency
        transactions...............................              23,756,638
                                                               ------------
    NET ASSETS.....................................            $189,849,115
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($179,334,331 divided by 15,684,105
     shares outstanding)...........................            $      11.43
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($10,514,784 divided by 922,299 shares
     outstanding)..................................            $      11.40
                                                               ============
    Identified cost of investments.................            $166,652,680
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $ 2,948,177(a)
       Interest................................                  529,147(b)
                                                             -----------
                                                               3,477,324
     EXPENSES
       Management fees......................... $ 1,019,544
       Service and distribution fees--Class E..       9,298
       Directors' fees and expenses............      24,080
       Custodian...............................     198,289
       Audit and tax services..................      25,871
       Legal...................................       6,577
       Printing................................      58,348
       Insurance...............................       4,407
       Miscellaneous...........................       4,171
                                                -----------
       Total expenses..........................                1,350,585
                                                             -----------
     NET INVESTMENT INCOME.....................                2,126,739
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  (9,696,927)
       Foreign currency transactions--net......   5,664,732   (4,032,195)
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  46,571,129
       Foreign currency transactions--net......     166,693   46,737,822
                                                -----------  -----------
     Net gain (loss)...........................               42,705,627
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $44,832,366
                                                             ===========

(a)Net of foreign taxes of $185,418.
(b)Includes income on securities loaned of $22,014.

                See accompanying notes to financial statements.

                                    MSF-301

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,126,739  $  2,088,452
  Net realized gain (loss)..........................................   (4,032,195)  (16,358,759)
  Unrealized appreciation (depreciation)............................   46,737,822   (14,769,953)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   44,832,366   (29,040,260)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,359,079)   (2,874,862)
    Class E.........................................................     (110,489)       (7,723)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,469,568)   (2,882,585)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    2,098,062    (5,032,091)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   43,460,860   (36,954,936)

NET ASSETS
  Beginning of the period...........................................  146,388,255   183,343,191
                                                                     ------------  ------------
  End of the period................................................. $189,849,115  $146,388,255
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,893,263  $  3,449,092
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................    938,784  $  8,891,193   1,364,025  $ 13,556,315
  Reinvestments...............................................    394,258     3,359,079     265,454     2,874,862
  Redemptions................................................. (1,639,250)  (15,825,856) (2,524,444)  (24,474,203)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (306,208) $ (3,575,584)   (894,965) $ (8,043,026)
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    753,005  $  7,166,696     365,654  $  3,484,939
  Reinvestments...............................................     12,999       110,489         714         7,723
  Redemptions.................................................   (164,051)   (1,603,539)    (50,334)     (481,727)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    601,953  $  5,673,646     316,034  $  3,010,935
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    295,745  $  2,098,062    (578,931) $ (5,032,091)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-302

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                              CLASS A
                                         ------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------
                                           2003      2002      2001      2000      1999
                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................     0.14      0.13      0.35      0.18      0.14
 Net realized and unrealized gain
   (loss) on investments................     2.52     (1.84)    (2.55)    (0.42)     2.93
                                         --------  --------  --------  --------  --------
 Total from investment operations.......     2.66     (1.71)    (2.20)    (0.24)     3.07
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (0.21)    (0.17)    (0.31)    (0.01)    (0.07)
 Distributions from net realized
   capital gains........................     0.00      0.00     (1.25)    (0.04)    (0.47)
                                         --------  --------  --------  --------  --------
 Total distributions....................    (0.21)    (0.17)    (1.56)    (0.05)    (0.54)
                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......... $  11.43  $   8.98  $  10.86  $  14.62  $  14.91
                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................     30.5     (16.0)    (16.1)     (1.6)     25.2
Ratio of operating expenses to average
 net assets (%).........................     0.84      0.81      0.80      0.78      0.87
Ratio of net investment income to
 average net assets (%).................     1.35      1.27      2.90      1.43      1.23
Portfolio turnover rate (%).............       65        45        36        58        54
Net assets, end of period (000)......... $179,334  $143,518  $183,296  $211,354  $171,714

                                                                         CLASS E
                                                             ---------------------------
                                                                YEAR ENDED    MAY 1, 2001(A)
                                                               DECEMBER 31,      THROUGH
                                                             ---------------   DECEMBER 31,
                                                               2003    2002        2001
                                                             -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  8.96  $10.85      $12.21
                                                             -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.13    0.19        0.00
 Net realized and unrealized gain (loss) on investments.....    2.52   (1.91)      (1.36)
                                                             -------  ------      ------
 Total from investment operations...........................    2.65   (1.72)      (1.36)
                                                             -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.21)  (0.17)       0.00
 Distributions from net realized capital gains..............    0.00    0.00        0.00
                                                             -------  ------      ------
 Total distributions........................................   (0.21)  (0.17)       0.00
                                                             -------  ------      ------
NET ASSET VALUE, END OF PERIOD.............................. $ 11.40  $ 8.96      $10.85
                                                             =======  ======      ======
TOTAL RETURN (%)............................................    30.4   (16.1)      (11.1)(b)
Ratio of operating expenses to average net assets (%).......    0.99    0.96        0.95 (c)
Ratio of net investment income to average net assets (%)....    1.08    1.18        0.95 (c)
Portfolio turnover rate (%).................................      65      45          36
Net assets, end of period (000)............................. $10,515  $2,870      $   47

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-303

METROPOLITAN SERIES FUND, INC.

 NOTES TO STATEMENTS OF INVESTMENTS--DECEMBER 31, 2003


(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

(c) A portion or all of the security was held on loan. As of December 31, 2003, the market value of securities loaned and the collateral received were as follows:

                                                               MARKET VALUE OF
                                                            COLLATERAL BACKED BY
                                         MARKET VALUE OF   -----------------------
                                        SECURITIES ON LOAN    CASH     SECURITIES
                                        ------------------ ----------- -----------
PORTFOLIO
---------
FI International Stock.................    $ 1,387,047     $ 1,406,309 $         0
Harris Oakmark Large Cap Value.........      2,124,666       2,163,000           0
Janus Mid Cap..........................     42,082,185      43,196,527           0
Lehman Brothers Aggregate Bond Index...     93,552,713      75,851,408  19,510,396
Met/Putnam Voyager.....................        280,918         287,238           0
MetLife Mid Cap Stock Index............     11,017,693      11,397,671           0
MetLife Stock Index....................     60,845,246      58,930,232   3,531,483
Morgan Stanley EAFE Index..............     15,309,918      16,141,143       5,040
Neuberger Berman Partners Mid Cap Value     11,321,353      11,697,136           0
Russell 2000 Index.....................     53,714,914      55,827,376     186,488
Scudder Global Equity..................      5,764,341       6,057,013           0
State Street Research Aggressive Growth     45,113,042      46,514,199           0
State Street Research Aurora...........     53,181,083      55,288,142           0
State Street Research Diversified......     95,315,413      83,723,567  13,643,861
State Street Research Investment Trust.     39,126,184      30,381,274   9,612,750
T. Rowe Price Large Cap Growth.........        944,363         965,224           0
T. Rowe Price Small Cap Growth.........     25,973,506      26,868,012           0

(d) Variable or Floating Rate Security. Rate disclosed is as of December 31,
2003.

(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

(f) Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

(g) Non-Income Producing; Defaulted Bond.

(h) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(i) Zero Valued Security.

(j) Paid in Kind Security.

(k) Security was valued in good faith under procedures established by the Board of Directors.

144A -- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2003, the market value of 144A securities for each Portfolio was as follows:

                                                                % OF TOTAL
     PORTFOLIO                                     MARKET VALUE NET ASSETS
     ---------                                     ------------ ----------
     Balanced..................................... $ 2,457,635     1.8%
     Lehman Brothers Aggregate Bond Index.........   2,087,037     0.3
     MFS Total Return.............................   2,517,426     1.4
     Salomon Brothers Strategic Bond Opportunities  23,259,422     9.3
     Salomon Brothers U.S. Government.............   5,368,968     2.0
     State Street Research Bond Income............  75,803,221     7.4
     State Street Research Diversified............  53,970,437     2.7
     State Street Research Money Market...........  51,983,355     7.5

ADR -- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

AUD -- Australian Dollar

CAD -- Canadian Dollar

CHF -- Swiss Franc

DKK -- Danish Krone

                                    MSF-304

METROPOLITAN SERIES FUND, INC.

EUR -- Euro Currency

GBP -- Pound Sterling

HKD -- Hong Kong Dollar

IDR -- Indonesian Rupiah

JPY -- Japanese Yen

KRW -- South Korean Won

Liquidating Unit Trust -- An undivided beneficial interest in the Liquidating Trust represented by a certificate.

NOK -- Norweigan Krone

NZD -- New Zealand Dollar

MXN -- Mexican Peso

REIT -- A Real Estate Investment Trust is a pooled investment vehicle which invests primarily in income-producing real estate or real estate related loans or interest.

SEK -- Swedish Krona

SGD -- Singapore Dollar

TBA -- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII -- Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

ZAR -- South African Rand

                                    MSF-305

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2003


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. the ("Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity was formerly a Series of the New England Zenith Fund. Each Portfolio of the Fund other than Harris Oakmark Focused Value Portfolio and Janus Mid Cap Portfolio is diversified. Harris Oakmark Focused Value and Janus Mid Cap are non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for the Scudder Global Equity Portfolio which uses last reported bid price).

   Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of

                                    MSF-306

METROPOLITAN SERIES FUND, INC.

   the Board, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

   REPURCHASE AGREEMENTS:

   Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolios' subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement

                                    MSF-307

METROPOLITAN SERIES FUND, INC.

   date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   FUTURES CONTRACTS:

   Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   OPTIONS:

   Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

   For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

   MORTGAGE DOLLAR ROLLS:

   The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and State Street Research Bond Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2003 was approximately $41,023,004, $169,300,304 and $254,810,834 for the Salomon
   Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and State Street Research Bond Income Portfolio, respectively.

   Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

   "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                    MSF-308

METROPOLITAN SERIES FUND, INC.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2003, the following Portfolios had capital loss carryovers.

                                                   EXPIRING     EXPIRING     EXPIRING    EXPIRING   EXPIRING EXPIRING
PORTFOLIO                              TOTAL       12/31/11     12/31/10     12/31/09    12/31/08   12/31/07 12/31/06
---------                          -------------- ----------- ------------ ------------ ----------- -------- --------
Alger Equity Growth............... $  344,569,620 $         0 $205,405,850 $139,163,770 $         0 $     0    $ 0
Balanced..........................     35,598,979   6,422,254   13,005,887    7,456,224   8,714,614       0      0
Capital Guardian U.S. Equity......     25,242,713  13,506,215   11,736,498            0           0       0      0
Davis Venture Value...............    105,355,824  25,334,925   49,957,026   30,063,873           0       0      0
FI International Stock............     94,555,081           0   62,545,070   32,010,011           0       0      0
FI Structured Equity..............    134,436,936  16,766,777   55,590,587   49,448,513  12,631,059       0      0
Franklin Templeton
 Small Cap Growth.................      1,729,461           0    1,729,461            0           0       0      0
Harris Oakmark Large Cap Value....     12,817,697   8,688,699    4,128,998            0           0       0      0
Janus Mid Cap.....................  1,028,848,015  16,477,953  376,464,857  635,905,205           0       0      0
Jennison Growth...................     60,203,619  15,329,618   44,874,001            0           0       0      0
Lehman Brothers Aggregate
 Bond Index.......................      1,324,145           0      449,093      836,845           0  38,207      0
Loomis Sayles Small Cap...........     43,212,587           0   42,964,078      248,509           0       0      0
Met/Putnam Voyager................     37,097,462   2,562,334   13,734,881   19,562,270   1,237,977       0      0
MetLife Stock Index...............     26,515,677           0   26,515,677            0           0       0      0
MFS Investors Trust...............      4,643,602           0    2,952,272    1,691,330           0       0      0
MFS Research Managers.............     22,229,971           0    9,265,962   12,964,009           0       0      0
MFS Total Return..................      4,971,151           0    4,971,151            0           0       0      0
Morgan Stanley EAFE Index.........      6,370,243           0    3,530,520    2,806,972           0  32,751      0
Russell 2000 Index................      3,462,062           0    3,462,062            0           0       0      0
Salomon Brothers Strategic
 Bond Opportunities...............        314,239           0      312,419            0           0   1,820      0
Scudder Global Equity.............     38,219,541   3,527,478   18,539,989   16,152,074           0       0      0
State Street Research
 Aggressive Growth................    539,411,723           0  201,096,876  335,198,789   3,116,058       0      0
State Street Research Aurora......     13,501,817      96,904   13,404,913            0           0       0      0
State Street Research Diversified.    390,860,639           0  272,473,258  117,915,026     472,355       0      0
State Street Research
 Investment Trust.................    708,122,855  12,554,439  442,142,756  253,425,660           0       0      0
State Street Research
 Large Cap Value..................      4,355,763           0      557,986    3,797,777           0       0      0
State Street Research Money Market         19,223          28          918       17,711         474      32     60
T. Rowe Price Large Cap Growth....     47,688,283   4,593,031   16,388,306   26,706,946           0       0      0
T. Rowe Price Small Cap Growth....     71,684,050   9,886,767   36,254,607   25,542,676           0       0      0
Zenith Equity.....................    157,771,569  14,415,947            0  143,355,622           0       0      0

                                    MSF-309

METROPOLITAN SERIES FUND, INC.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are listed below:

                                                                                              NET
                                                                                           UNREALIZED
                                               FEDERAL TAX    UNREALIZED    UNREALIZED   APPRECIATION/
PORTFOLIO                                         COST       APPRECIATION  DEPRECIATION  (DEPRECIATION)
---------                                     -------------- ------------ -------------  --------------
Alger Equity Growth.......................... $  511,781,940 $ 68,025,418 $  (2,548,716)  $ 65,476,702
Balanced.....................................    128,412,920   10,732,824    (4,664,475)     6,068,349
Capital Guardian U.S. Equity.................    336,457,881   53,889,400    (9,437,938)    44,451,462
Davis Venture Value..........................  1,325,962,923  322,755,376   (27,210,973)   295,544,403
FI International Stock.......................    363,894,613   23,461,959      (903,219)    22,558,740
FI Mid Cap Opportunities.....................     33,740,108    4,768,377      (194,859)     4,573,518
FI Structured Equity.........................    514,201,635   79,209,329   (11,041,977)    68,167,352
Franklin Templeton Small Cap Growth..........     48,717,351   10,545,516      (643,953)     9,901,563
Harris Oakmark Focused Value.................  1,092,252,241  276,878,493    (7,694,180)   269,184,313
Harris Oakmark Large Cap Value...............    345,065,240   62,482,086   (10,785,957)    51,696,129
Janus Mid Cap................................    720,880,302  191,857,499   (12,125,824)   179,731,675
Jennison Growth..............................    517,658,035   86,559,410    (1,899,636)    84,659,774
Lehman Brothers Aggregate Bond Index.........    670,201,320   18,669,444    (2,892,637)    15,776,807
Loomis Sayles Small Cap......................    302,832,432   81,137,304    (4,044,542)    77,092,762
Met/Putnam Voyager...........................     60,169,573    7,700,714      (570,548)     7,130,166
MetLife Mid Cap Stock Index..................    229,525,912   44,575,513   (11,589,867)    32,985,646
MetLife Stock Index..........................  3,869,234,911  955,707,265  (504,206,539)   451,500,726
MFS Investors Trust..........................     81,329,578    7,868,055      (421,855)     7,446,200
MFS Research Managers........................     33,740,944    3,135,327      (338,399)     2,796,928
MFS Total Return.............................    166,360,476   13,768,322    (1,959,281)    11,809,041
Morgan Stanley EAFE Index....................    242,382,229   33,231,250   (16,309,020)    16,922,230
Neuberger Berman Partners Mid Cap Value......    231,178,563   47,801,773    (1,379,193)    46,422,580
Russell 2000 Index...........................    254,824,295   60,448,324   (18,847,195)    41,601,129
Salomon Brothers Strategic Bond Opportunities    296,726,021   12,063,419    (3,063,968)     8,999,451
Salomon Brothers U.S. Government.............    481,789,703    2,537,915      (101,742)     2,436,173
Scudder Global Equity........................    167,046,697   31,057,720    (7,705,166)    23,352,554
State Street Research Aggressive Growth......    739,554,044  205,515,286    (4,780,587)   200,734,699
State Street Research Aurora.................    596,099,822  157,371,597    (8,675,960)   148,695,637
State Street Research Bond Income............  1,297,007,038   21,026,598    (3,425,891)    17,600,707
State Street Research Diversified............  1,984,109,512  222,210,805    (9,912,295)   212,298,510
State Street Research Investment Trust.......  1,631,586,261  321,471,724   (19,223,653)   302,248,071
State Street Research Large Cap Value........     54,670,400    7,644,026      (197,919)     7,446,107
State Street Research Money Market...........    688,977,761            0             0              0
T. Rowe Price Large Cap Growth...............    165,796,170   26,647,235    (3,410,026)    23,237,209
T. Rowe Price Small Cap Growth...............    251,586,459   81,441,220   (23,313,055)    58,128,165
Zenith Equity................................    992,916,073   50,196,466             0     50,196,466

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   State Street Research Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   EXPENSE REDUCTIONS:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

                                    MSF-310

METROPOLITAN SERIES FUND, INC.

2. PURCHASES AND SALES:

   For the year ended December 31, 2003, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                                        PURCHASES                       SALES
                                              ----------------------------- -----------------------------
                                                   U.S.                          U.S.
PORTFOLIO                                       GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                                     -------------- -------------- -------------- --------------
Alger Equity Growth.......................... $            0 $  831,295,107 $            0 $  869,878,187
Balanced.....................................     35,821,963     52,145,666     35,295,931     51,078,532
Capital Guardian U.S. Equity.................              0     88,075,699              0    127,344,820
Davis Venture Value..........................              0    454,908,428              0    128,195,361
FI International Stock.......................              0    461,851,879              0    467,706,071
FI Mid Cap Opportunities.....................              0     54,562,114         10,000     28,725,173
FI Structured Equity.........................              0    270,733,073              0    300,919,260
Franklin Templeton Small Cap Growth..........              0     31,542,240              0     13,049,186
Harris Oakmark Focused Value.................              0    453,940,996              0    134,556,952
Harris Oakmark Large Cap Value...............              0     88,993,793              0     35,096,964
Janus Mid Cap................................              0    287,886,100              0    321,362,573
Jennison Growth..............................              0    413,382,150              0    289,904,747
Lehman Brothers Aggregate Bond Index.........    417,455,355    111,672,003    228,084,317     42,030,050
Loomis Sayles Small Cap......................              0    373,710,436              0    396,858,330
Met/Putnam Voyager...........................              0     59,472,016              0     50,167,413
MetLife Mid Cap Stock Index..................              0    109,186,850              0     40,551,790
MetLife Stock Index..........................              0    772,596,150              0     30,971,627
MFS Investors Trust..........................              0     84,534,748              0     50,078,458
MFS Research Managers........................              0     41,992,215              0     42,047,145
MFS Total Return.............................     45,740,156     68,314,207     38,803,439     53,910,675
Morgan Stanley EAFE Index....................              0    145,767,736            489     76,897,491
Neuberger Berman Partners Mid Cap Value......              0    161,696,274              0    120,293,754
Russell 2000 Index...........................              0    151,646,283              0     83,094,702
Salomon Brothers Strategic Bond Opportunities    535,177,793    128,612,085    511,315,823     83,204,915
Salomon Brothers U.S. Government.............  2,307,291,430      7,029,787  2,280,513,790      1,658,042
Scudder Global Equity........................              0    102,924,568              0    100,019,542
State Street Research Aggressive Growth......              0    747,975,722              0    761,350,617
State Street Research Aurora.................              0    331,284,734              0    212,507,349
State Street Research Bond Income............  3,832,425,979    437,885,658  3,805,467,307    489,537,391
State Street Research Diversified............  2,639,388,645  1,102,375,767  2,419,815,027  1,347,280,841
State Street Research Investment Trust.......              0  1,234,634,625              0  1,285,381,402
State Street Research Large Cap Value........              0     59,960,124              0     18,537,997
T. Rowe Price Large Cap Growth...............              0     67,592,112              0     54,111,809
T. Rowe Price Small Cap Growth...............              0     69,514,445              0     62,385,661
Zenith Equity................................              0     52,164,876              0    153,051,508

   OPTIONS WRITTEN:
   The State Street Research Bond Income Portfolio transactions in options written during the period ended December 31, 2003 were as follows:

                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 --------- -----------
        Options outstanding at December 31, 2002       0   $         0
        Options written.........................   3,500     4,534,156
        Options closed..........................  (3,500)   (4,534,156)
                                                  ------   -----------
        Options outstanding at December 31, 2003       0   $         0
                                                  ======   ===========

   The State Street Research Diversified Portfolio transactions in options written during the period ended December 31, 2003 were as follows:

                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 --------- -----------
        Options outstanding at December 31, 2002       0   $         0
        Options written.........................   2,460     3,187,768
        Options closed..........................  (2,460)   (3,187,768)
                                                  ------   -----------
        Options outstanding at December 31, 2003       0   $         0
                                                  ======   ===========

                                    MSF-311

METROPOLITAN SERIES FUND, INC.

   The Jennison Growth Portfolio transactions in options written during the period ended December 31, 2003 were as follows:

                                                   NUMBER OF PREMIUMS
                                                   CONTRACTS RECEIVED
                                                   --------- --------
          Options outstanding at December 31, 2002      0    $     0
          Options written.........................    237      2,370
          Options closed..........................   (237)    (2,370)
                                                     ----    -------
          Options outstanding at December 31, 2003      0    $     0
                                                     ====    =======

3. EXPENSES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, LLC. (MetLife Advisers) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                                         MANAGEMENT
                                       FEES EARNED BY      ANNUAL
                                      METLIFE ADVISERS   PERCENTAGE           BASED ON PORTFOLIOS
                                     FOR THE YEAR ENDED RATES PAID TO       AVERAGE DAILY NET ASSET
PORTFOLIO                            DECEMBER 31, 2003     ADVISER               VALUE LEVELS
---------                            ------------------ ------------- ------------------------------------
Alger Equity Growth.................     $3,832,839         0.750%    Of the first $1 billion
                                                            0.700%    Of amounts in excess of $1 billion
Balanced............................        833,869         0.700%    Of the first $200 million
                                                            0.675%    Of amounts in excess of $200 million
Capital Guardian U.S. Equity........      2,258,386         0.700%    Of the first $200 million
                                                            0.650%    Of the next $300 million
                                                            0.600%    Of the next $1.5 billion
                                                            0.550%    Of amounts in excess of $2 billion
Davis Venture Value.................      8,511,064         0.750%    Of the first $1 billion
                                                            0.700%    Of amounts in excess of $1 billion
FI International Stock..............      2,874,963         0.900%    Of the first $500 million
                                                            0.850%    Of the next $500 million
                                                            0.800%    On amounts in excess of $1 billion
FI Mid Cap Opportunities............        137,819         0.800%    Of the first $250 million
                                                            0.750%    Of the next $500 million
                                                            0.700%    Of amounts in excess of $750 million
FI Structured Equity................      3,427,742         0.700%    Of the first $200 million
                                                            0.650%    Of the next $300 million
                                                            0.600%    Of the next $1.5 billion
                                                            0.550%    Of amounts in excess of $2 billion
Franklin Templeton Small Cap Growth.        327,179         0.900%    Of the first $500 million
                                                            0.850%    On amounts in excess of $500 million
Harris Oakmark Focused Value........      6,780,786         0.750%    Of all assets
Harris Oakmark Large Cap Value......      2,273,216         0.750%    Of the first $250 million
                                                            0.700%    On amounts in excess of $250 million
Janus Mid Cap.......................      5,370,713         0.750%    Of the first $100 million
                                                            0.700%    Of the next $400 million
                                                            0.650%    On amounts in excess of $500 million
Jennison Growth.....................      2,976,069         0.700%    Of the first $200 million
                                                            0.650%    Of the next $300 million
                                                            0.600%    Of the next $1.5 billion
                                                            0.550%    Of amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index      1,485,428         0.250%    Of all assets
Loomis Sayles Small Cap.............      2,937,874         0.900%    Of the first $500 million
                                                            0.850%    Of amounts in excess of $500 million
Met/Putnam Voyager..................        455,927         0.800%    Of the first $500 million
                                                            0.750%    Of the next $500 million
                                                            0.700%    On amounts in excess of $1 billion
MetLife Mid Cap Stock Index.........        462,683         0.250%    Of all assets
MetLife Stock Index.................      8,732,170         0.250%    Of all assets
MFS Investors Trust.................        445,734         0.750%    Of all assets
MFS Research Managers...............        237,348         0.750%    Of all assets
MFS Total Return....................        782,221         0.500%    Of all assets
Morgan Stanley EAFE Index...........        534,872         0.300%    Of all assets

                                    MSF-312

METROPOLITAN SERIES FUND, INC.

                                                  MANAGEMENT
                                                FEES EARNED BY      ANNUAL
                                               METLIFE ADVISERS   PERCENTAGE           BASED ON PORTFOLIOS
                                              FOR THE YEAR ENDED RATES PAID TO       AVERAGE DAILY NET ASSET
PORTFOLIO                                     DECEMBER 31, 2003     ADVISER               VALUE LEVELS
---------                                     ------------------ ------------- ------------------------------------
Neuberger Berman Partners Mid Cap Value......     $1,425,964         0.700%    Of the first $100 million
                                                                     0.675%    Of the next $250 million
                                                                     0.650%    Of the next $500 million
                                                                     0.625%    Of the next $750 million
                                                                     0.600%    On amounts in excess of $1.6 billion
Russell 2000 Index...........................        512,787         0.250%    Of all assets
Salomon Brothers Strategic Bond Opportunities      1,269,439         0.650%    Of all assets
Salomon Brothers U.S. Government.............      1,516,747         0.550%    Of all assets
Scudder Global Equity........................      1,019,544         0.900%    Of the first $50 million
                                                                     0.550%    Of the next $50 million
                                                                     0.500%    Of the next $400 million
                                                                     0.475%    On amounts in excess of $500 million
State Street Research Aggressive Growth......      5,836,591         0.750%    Of the first $500 million
                                                                     0.700%    Of the next $500 million
                                                                     0.650%    On amounts in excess of $1 billion
State Street Research Aurora.................      4,255,375         0.850%    Of the first $500 million
                                                                     0.800%    Of the next $500 million
                                                                     0.750%    On amounts in excess of $1 billion
State Street Research Bond Income............      4,082,181         0.400%    Of the first $1 billion
                                                                     0.350%    Of the next $1 billion
                                                                     0.300%    Of the next $1 billion
                                                                     0.250%    Of amounts in excess of $3 billion
State Street Research Diversified............      7,982,182         0.500%    Of the first $500 million
                                                                     0.450%    Of the next $500 million
                                                                     0.400%    On amounts in excess of $1 billion
State Street Research Investment Trust.......      8,408,511         0.550%    Of the first $500 million
                                                                     0.500%    Of the next $500 million
                                                                     0.450%    On amounts in excess of $1 billion
State Street Research Large Cap Value........        255,461         0.700%    Of the first $250 million
                                                                     0.650%    Of the next $500 million
                                                                     0.600%    On amounts in excess of $750 million
State Street Research Money Market...........      2,292,997         0.350%    Of the first $1 billion
                                                                     0.300%    Of the next $1 billion
                                                                     0.250%    Of amounts in excess of $2 billion
T. Rowe Price Large Cap Growth...............        961,810         0.700%    Of the first $50 million
                                                                     0.600%    On amounts in excess of $50 million
T. Rowe Price Small Cap Growth...............      1,300,675         0.550%    Of the first $100 million
                                                                     0.500%    Of the next $300 million
                                                                     0.450%    On amounts in excess of $400 million

   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   The Fund and MetLife Advisers have entered into various investment subadvisory agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide subadvisory services for the State Street Research Bond Income, State Street Research Money Market, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Aurora and State Street Research Large Cap Value Portfolios.

                                         FEES EARNED BY STATE STREET RESEARCH &
                                               MANAGEMENT COMPANY FOR THE
 PORTFOLIO                                    YEAR ENDED DECEMBER 31, 2003
 ---------                               --------------------------------------
 State Street Research Aggressive Growth               $3,293,296
 State Street Research Aurora...........                2,617,075
 State Street Research Bond Income......                1,660,227
 State Street Research Diversified......                4,895,114
 State Street Research Investment Trust.                5,480,674
 State Street Research Large Cap Value..                  164,225
 State Street Research Money Market.....                  566,356

                                    MSF-313

METROPOLITAN SERIES FUND, INC.

   Metropolitan Life is the investment subadviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays Metropolitan Life an investment subadvisory fee for each Index Portfolio equal to the costs incurred by Metropolitan Life in providing sub-investment management services to the Portfolio.

                                                   FEES EARNED BY
                                               METROPOLITAN LIFE FOR
     PORTFOLIO                            THE YEAR ENDED DECEMBER 31, 2003
     ---------                            --------------------------------
     Lehman Brothers Aggregate Bond Index            $  178,251
     MetLife Mid Cap Stock Index.........                55,522
     MetLife Stock Index.................             1,047,861
     Morgan Stanley EAFE Index...........                53,488
     Russell 2000 Index..................                61,534

   Putnam Investment Management, LLC is compensated to provide sub-investment management services for the Met/Putnam Voyager Portfolio and, from January 1, 2003 through December 15, 2003, the Putnam International Stock Portfolio. Effective December 16, 2003, Fidelity Management & Research Company ("FMR") became the subadviser to the Putnam International Stock Portfolio, which was renamed FI International Stock Portfolio, and receives compensation for providing sub-investment management services. FMR is also compensated to provide sub-investment management services for the FI Mid Cap Opportunities Portfolio and FI Structured Equity Portfolio; Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios.

   Deutsche Asset Management is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide sub-investment management services for the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide sub-investment management services for the Franklin Templeton Small Cap Growth Portfolio.

   Salomon Brothers Asset Management Inc. is compensated to provide sub-investment management services for the Salomon Brothers Strategic Bond Opportunities Portfolio and Salomon Brothers U.S. Government Portfolio; Loomis, Sayles & Company, L.P. ("Loomis Sayles") is compensated to provide sub-investment management services for the Loomis Sayles Small Cap Portfolio; Wellington Management Company, LLP ("Wellington") is compensated to provide sub-investment management services for the Balanced Portfolio; Fred Alger Management, Inc. ("Alger") is compensated to provide sub-investment management services for the Alger Equity Growth Portfolio; Davis Selected Advisers, L.P. ("Davis") is compensated to provide sub-investment management services for the Davis Venture Value Portfolio; Massachusetts Financial Services Company ("MFS") is compensated to provide sub-investment management services for the MFS Investors Trust Portfolio, MFS Total Return Portfolio and MFS Research Managers Portfolio; Capital Guardian Trust Company ("Capital Guardian") is compensated to provide sub-investment management services for the Capital Guardian US Equity Portfolio and Jennison Associates LLC ("Jennison") is compensated to provide sub-investment management services for the Jennison Growth Portfolio.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B and Class E Shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling, and servicing the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's Shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year ended December 31, 2003, for the Class B shares and 0.15% per year ended December 31, 2003, for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2003 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

   EXPENSE AGREEMENT:

   Pursuant to an expense agreement relating to each class of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, Morgan Stanley EAFE Index and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, until April 30, 2004, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits. This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager and

                                    MSF-314

METROPOLITAN SERIES FUND, INC.

   Morgan Stanley EAFE Index) to repay MetLife Advisers in future year, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year, to the extent that the charge does not cause the total expenses in such subsequent year, to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, MFS Investors Trust and MFS Research Managers, and five in the case of FI Mid Cap Opportunities and State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2003 to April 30, 2004 are as follows:

         PORTFOLIO                             EXPENSE LIMIT AGREEMENT
         ---------                             ----------------------
                                               CLASS A CLASS B CLASS E
                                               ------- ------- -------
         FI Mid Cap Opportunities.............  1.05%   1.30%   1.20%
         Franklin Templeton Small Cap Growth..  1.15%   1.40%   1.30%
         Met/Putnam Voyager...................  1.00%   1.25%   1.15%
         MFS Investors Trust..................  1.00%   1.25%   1.15%
         MFS Research Managers................  1.00%   1.25%   1.15%
         Morgan Stanley EAFE Index............  0.75%   1.00%   0.90%
         State Street Research Large Cap Value  0.95%   1.20%   1.10%

   As of December 31, 2003, the amounts of expenses deferred for each Portfolio, are as follows:

                                                 EXPENSES DEFERRED IN
                                      ------------------------------------------
                                       2001     2002    2002     2003     2003
                                      ------- -------- ------- -------- --------

                                      (SUBJECT TO REPAYMENT UNTIL DECEMBER 31,)
                                      ------------------------------------------
                                       2004     2005    2007     2006     2008
                                      ------- -------- ------- -------- --------
FI Mid Cap Opportunities.............       -        - $89,170        - $135,684
Franklin Templeton Small Cap Growth.. $69,557 $ 85,285       - $ 69,953        -
MFS Investors Trust..................  96,274  126,450       -   81,344        -
MFS Research Managers................  76,976   85,515       -  100,445        -
State Street Research Large Cap Value       -        -  65,157        -   40,929

   For the year ended December 31, 2003 MetLife Advisers recovered $11,105 of deferred expense from Salomon Brothers U.S. Government Portfolio.

   FEE WAIVER AGREEMENT:

   Pursuant to a fee waiver agreement relating to each class of FI International Stock Portfolio, effective December 16, 2003 MetLife Advisers has agreed to waive the amount of fees payable to it under the investment management agreement until further notice but in no event prior to (i) April 30, 2005, or (ii) the amendment of the investment management agreement to reduce fees to a level that reflects the fee waiver as shown below:

                                                  FEE
                        ASSET LEVEL              WAIVER
                        -----------              ------
                        First $500,000,000...... 0.04%
                        Excess over $500,000,000 0.05%

4. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the Custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in

                                    MSF-315

METROPOLITAN SERIES FUND, INC.

   an approved investment. Portfolios with outstanding loans at December 31, 2003 are footnoted at the end of each applicable Portfolio's Statement of Investments.

5. PRIOR PERIOD ADJUSTMENT:

   The Statements of Changes in Net Assets for the FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, and T. Rowe Price Large Cap Growth Portfolio reflect reallocations between net realized gain (loss) and unrealized appreciation (depreciation) to correct the amounts previously reported for the year ended December 31, 2002. The reallocations were $9,974,955 in FI International Equity Portfolio, $272,905 in Morgan Stanley EAFE Index Portfolio, and $696,870 in T. Rowe Price Large Cap Growth Portfolio. The reallocations decreased net realized losses and increased unrealized depreciation in each Portfolio. The reallocations had no impact on total net assets or net asset value per share of the Portfolios at December 31, 2002.

6. ACQUISITIONS:

   On April 25, 2003, the Metropolitan Series Fund State Street Research Money Market Portfolio (Met-MM) acquired all of the net assets of the General American Capital Company Money Market Fund (GACC-MM) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 4,418,122 shares of Met-MM Class A shares (valued at $441.8 million) in exchange for the 19,942,538 shares of GACC-MM outstanding (valued at $441.8 million) on April 25, 2003.

   The aggregate net assets of Met-MM and GACC-MM immediately before the acquisition were $390,853,671 and $441,812,202 respectively. The aggregate net assets of Met-MM immediately after the acquisition were $832,665,873.

   On April 25, 2003, the Metropolitan Series Fund MetLife Stock Index Portfolio (Met-SI) acquired all of the net assets of the General American Capital Company S&P 500 Index Fund (GACC-S&P) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 15,918,775 shares of Met-SI Class A shares (valued at $375.2 million) in exchange for the 11,546,780 shares of GACC-S&P outstanding (valued at $375.2 million) on April 25, 2003.

   The $375.2 million of GACC-S&P assets included $41.3 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-SI.

   The aggregate net assets of Met-SI and GACC-S&P immediately before the acquisition were $2,918,026,993 and $375,205,526, respectively. The aggregate net assets of Met-SI immediately after the acquisition were $3,293,232,519.

   On April 25, 2003, the Metropolitan Series Fund Lehman Brothers Aggregate Bond Index Portfolio (Met-LB) acquired all of the net assets of the General American Capital Company Bond Index Fund (GACC-BI) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 14,667,271 shares of Met-Lehman Class A shares (valued at $157.5 million) in exchange for the 5,029,810 shares of GACC-BI outstanding (valued at $157.5 million) on April 25, 2003.

   The $157.5 million of GACC-BI assets included $10.3 million of unrealized appreciation, which was combined with the unrealized appreciation of Met-LB.

   The aggregate net assets of Met-LB and GACC-BI immediately before the acquisition were $484,292,703 and $157,526,500 respectively. The aggregate net assets of Met-LB immediately after the acquisition were $641,819,203.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Large Cap Value Portfolio (Met-LCV) acquired all of the net assets of the General American Capital Company Managed Equity Fund (GACC-ME) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 3,283,888 shares of Met-LCV Class A shares (valued at $26.4 million) in exchange for the 875,717 shares of GACC-ME outstanding (valued at $26.4 million) on April 25, 2003.

   The $26.4 million of GACC-ME assets included $3.9 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-LCV.

   The aggregate net assets of Met-LCV and GACC-ME immediately before the acquisition were $13,475,245 and $26,402,459 respectively. The aggregate net assets of Met-LCV immediately after the acquisition were $39,877,704.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Diversified Portfolio (Met-DIV) acquired all of the net assets of the General American Capital Company Asset Allocation Fund (GACC-AA) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 5,044,622 shares of Met-DIV Class A shares (valued at $65.7 million) in exchange for the 1,769,359 shares of GACC-AA outstanding (valued at $65.7 million) on April 25, 2003.

   The $65.7 million of GACC-AA assets included $.2 million of unrealized appreciation, which was combined with the unrealized appreciation of Met-DIV.

                                    MSF-316

METROPOLITAN SERIES FUND, INC.

   The aggregate net assets of Met-DIV and GACC-AA immediately before the acquisition were $1,697,743,074 and $65,731,431, respectively. The aggregate net assets of Met-DIV immediately after the acquisition were $1,763,474,505.

   On April 25, 2003, the Metropolitan Series Fund Morgan Stanley EAFE Index Portfolio (Met-EAFE) acquired all of the net assets of the General American Capital Company International Index Fund (GACC-II) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 1,286,848 shares of Met-EAFE Class A shares (valued at $9.0 million) in exchange for the 639,930 shares of GACC-II outstanding (valued at $9.0 million) on April 25, 2003.

   The $9.0 million of GACC-II assets included $2.8 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-EAFE.

   The aggregate net assets of Met-EAFE and GACC-II immediately before the acquisition were $142,864,783 and $8,969,327, respectively. The aggregate net assets of Met-EAFE immediately after the acquisition were $151,834,110.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Aggressive Growth Portfolio (Met-AG) acquired all of the net assets of the General American Capital Company Mid-Cap Equity Fund (GACC-MC) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 364,943 shares of Met-AG Class A shares (valued at $4.9 million) in exchange for the 398,473 shares of GACC-MC outstanding (valued at $4.9 million) on April 25, 2003.

   The $4.9 million of GACC-MC assets included $0.2 million of unrealized appreciation, which was combined with the unrealized appreciation of Met-AG.

   The aggregate net assets of Met-AG and GACC-MC immediately before the acquisition were $712,377,891 and $4,937,680, respectively. The aggregate net assets of Met-AG immediately after the acquisition were $717,315,571.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Aurora Portfolio (Met-AUR) acquired all of the net assets of the General American Capital Company Small-Cap Equity Fund (GACC-SC) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 2,995,052 shares of Met-AUR Class A shares (valued at $32.6 million) in exchange for the 977,693 shares of GACC-SC outstanding (valued at $32.6 million) on April 25, 2003.

   The $32.6 million of GACC-SC assets included $3.3 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-AUR.

   The aggregate net assets of Met-AUR and GACC-SC immediately before the acquisition were $379,323,460 and $32,616,116 respectively. The aggregate net assets of Met-AUR immediately after the acquisition were $411,939,576.

7. SUBSEQUENT EVENT:

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of MFS Research Managers Portfolio by the MFS Investors Trust Portfolio. On or about April 30, 2004, the shareholders of MFS Research Managers Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the MFS Research Managers Portfolio by the MFS Investors Trust Portfolio in exchange for shares of the MFS Investors Trust Portfolio and the assumption by the MFS Investors Trust Portfolio of the liabilities of MFS Research Managers Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2004.

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of Balanced Portfolio by the MFS Total Return Portfolio. On or about April 30, 2004, the shareholders of Balanced Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of Balanced Portfolio by the MFS Total Return Portfolio in exchange for shares of the MFS Total Return Portfolio and the assumption by the MFS Total Return Portfolio of the liabilities of Balanced Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2004.

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of FI Mid Cap Opportunities Portfolio by the Janus Mid Cap Portfolio. On or about April 30, 2004, the shareholders of FI Mid Cap Opportunities Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the FI Mid Cap Opportunities Portfolio by the Janus Mid Cap Portfolio in exchange for shares of the Janus Mid Cap Portfolio and the assumption by the Janus Mid Cap Portfolio of the liabilities of FI Mid Cap Opportunities Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2004. Immediately prior to the reorganization effective May 1, 2004, Fidelity Management & Research Company will replace Janus Capital Management, LLC as subadvisor to the Janus Mid Cap Portfolio and the Portfolio will be renamed the FI Mid Cap Opportunities Portfolio.

                                    MSF-317

METROPOLITAN SERIES FUND, INC.

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, a proposal to replace Fred Alger Management, Inc. with State Street Research & Management Company as subadviser to the Alger Equity Growth Portfolio (the "Portfolio"). If shareholders approve the proposal, effective May 1, 2004, the name of the Portfolio will change to "State Street Research Large Cap Growth Portfolio," and the Portfolio will no longer be required to invest at least 80% of its assets in equity securities. After May 1, 2004, the Portfolio will normally invest at least 80% of its net assets in a portfolio of large capitalization stocks.

8. Regulatory bodies have contacted MetLife Advisers, LLC and certain affiliates of MetLife, Inc. (the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against one or more of the Company's units. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. Based upon its internal investigations with the assistance of outside counsel and other advisors the Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the Fund.

                                    MSF-318

METROPOLITAN SERIES FUND, INC.

 INDEPENDENT AUDITOR'S REPORT


To the Policyholders and Board of Directors of Metropolitan Series Fund, Inc:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Metropolitan Series Fund, Inc. (the "Fund") comprising the Alger Equity Growth Portfolio, Balanced Portfolio, Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI International Stock Portfolio (formerly Putnam International Stock Portfolio), FI Mid Cap Opportunities Portfolio, FI Structured Equity Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio, Janus Mid Cap Portfolio, Jennison Growth Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Portfolio, Met/Putnam Voyager Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, MFS Total Return Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, Scudder Global Equity Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio, State Street Research Bond Income Portfolio, State Street Research Diversified Portfolio, State Street Research Investment Trust Portfolio, State Street Research Large Cap Value Portfolio, State Street Research Money Market Portfolio, T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Zenith Equity Portfolio, (the "Portfolios") as of December 31, 2003, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures, included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Metropolitan Series Fund, Inc. as of December 31, 2003, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 13, 2004

                                    MSF-319

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTE (UNAUDITED)


At a Special Meeting of Shareholders of the Janus Growth Portfolio held on April 25, 2003 such shareholders voted for the following proposal.

                                                                                                 FOR    AGAINST ABSTAIN   TOTAL
                                                                                              --------- ------- ------- ---------
1. To approve an agreement and Plan of Reorganization for the sale of all of the assets of    3,368,517 116,810 160,479 3,645,806
   Janus Growth Portfolio ("the Met Series") to, and the assumption of all of the liabilities of the Met Series by Janus Aggressive Growth Portfolio ("the Met Investors
   Series"), a series of the Met Investors Series Trust, in exchange for shares of the Met
   Investors Series and the distribution of such shares to the shareholders of the Met
   Series in complete liquidation of the Met Series.

                                    MSF-320

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)



The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve.

INTERESTED DIRECTORS/(1)/

Each Director below is an "interested person" (as defined by the 1940 Act) of the Fund in that Mr. McHaffie is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

                                  CURRENT                      PRINCIPAL OCCUPATIONS OVER
                                POSITION(S)        POSITION(S) PAST FIVE YEARS, INCLUDING
NAME AND ADDRESS      AGE        WITH FUND         HELD SINCE  OTHER DIRECTORSHIPS/(2)/
----------------      --- ------------------------ ----------  ------------------------
Hugh McHaffie         44   Director, Chairman of    December   Senior Vice President,
Metropolitan Life         the Board, President and    2003     MetLife, since 1999; Senior
Insurance Company         Chief Executive Officer              Vice President, New England
501 Boylston Street                                            Zenith Fund ("Zenith
Boston, MA 02116                                               Fund")**, since 2002;
                                                               formerly, Vice President,
                                                               Manufacturers Life North
                                                               America.
Arthur G. Typermass   66          Director            1998     Formerly, Senior
43 Chestnut Street                                             Vice-President and Treasurer,
Garden City, NY 11530                                          MetLife, 1997-1998.

NON-INTERESTED DIRECTORS/(1)/

Each Director below is NOT an "interested person" (as defined by the 1940 Act).

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           ---  ---------  ----------  -----------------------------------------------
Steve A. Garban+           66   Director      1993     Formerly, Chief Financial Officer, Senior Vice President
The Pennsylvania State                                 Finance and Operations and Treasurer, The Pennsylvania
University                                             State University.
208 Old Main
University Park, PA 16802
Linda B. Strumpf           56   Director      2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                        Foundation.
320 E. 43rd Street
New York, NY 10017
Dean O. Morton+            71   Director      1993     Formerly, Executive Vice President, Chief Operating Officer
3200 Hillview Avenue                                   and Director, Hewlett-Packard Company.
Palo Alto, CA 94304
Michael S. Scott Morton+   66   Director      1993     Jay W. Forrester Professor of Management (Emeritus) at
Massachusetts Institute of                             Sloan School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Toby Rosenblatt+           65   Director      2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                    Founders Investments, Ltd.
San Francisco, CA 94118
H. Jesse Arnelle           70   Director      2001     Counsel, Womble Carlyle Sandrie & Rice; Director, Textron
400 Urbano Drive                                       Corporation*; Director, Gannet Corporation*; Director,
San Francisco, CA 94127                                Eastman Chemical Company*; Director, Waste Management,
                                                       Inc.*; Director, Armstrong Holdings Inc.*; Director, FPL
                                                       Group Inc.*; formerly, Senior Partner, Arnelle, Hastie,
                                                       McGee, Willis and Greene.
Nancy Hawthorne            52   Director      2003     Director, Avid Technologies (computer software company)*;
60 Hyslop Road                                         Board of Advisors, L. Knife & Sons, Inc. (a beverage
Brookline, MA 02146                                    distributor); Chief Executive Officer, Clerestory LLC
                                                       (corporate financial advisor); Trustee, Zenith Fund**,
                                                       since 1995; formerly, Chief Executive Officer and Managing
                                                       Partner, Hawthorne, Krauss and Associates (corporate
                                                       financial advisor); formerly, Chief Financial Officer and
                                                       Executive Vice President, Continental Cablevision,
                                                       subsequently renamed MediaOne (a cable television company);
                                                       formerly, Director, Life F/X, Inc.; formerly, Chairman of
                                                       the Board, WorldClinic (a distance medicine company);
                                                       formerly, Director, Perini Corporation (construction)*;
                                                       formerly, Director, CGU (property and casualty insurance
                                                       company); formerly, Director, Beacon Power Corporation
                                                       (energy)*.
John T. Ludes              65   Director      2003     Trustee, Zenith Fund**, since 1996; formerly, Vice
57 Water Street                                        Chairman, President and Chief Operating Officer, Fortune
Marion, MA 02738                                       Brands/American Brands (global conglomerate); formerly,
                                                       President and CEO, Acushnet Company (athletic equipment).

                                    MSF-321

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS--(CONTINUED) (UNAUDITED)



OFFICERS/(1)/

                            CURRENT
                          POSITION(S) POSITION(S)
NAME AND ADDRESS      AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------      --- ----------- ----------  -----------------------------------------------
John F. Guthrie, Jr.  60  Senior Vice    2002     Manager and Senior Vice President, MetLife Advisers; Senior
MetLife Advisers, LLC      President              Vice President, Zenith Fund**, since 1995; Vice President,
501 Boylston Street                               NEF.
Boston, MA 02116
Peter Duffy           48     Vice        2000     Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC      President              1998; Vice President, since 2002, and Treasurer, since
501 Boylston Street           and                 1998, Zenith Fund**; Senior Vice President; NEF; formerly
Boston, MA 02116           Treasurer              Senior Vice President, New England Funds, L.P.
Thomas M. Lenz        45     Vice        2002     General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC      President              1998; Assistant General Counsel, MetLife; Vice President,
501 Boylston Street           and                 since 2002, and Secretary, since 1998, Zenith Fund**;
Boston, MA 02116           Secretary              formerly, Vice President, State Street Bank and Trust
                                                  Company.
David W. Allen        46  Senior Vice    2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life          President              Vice President, Zenith Fund**, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
Thomas C. McDevitt    48     Vice        2002     Vice President, Zenith Fund**, since 1995.
MetLife Advisers, LLC      President
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones   48     Vice        2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life          President              Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following its merger into the Fund on May 1, 2003, the Zenith Fund filed an application for deregistration as an investment company with the Securities and Exchange Commission on October 10, 2003.
(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("MSF II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with MSF II. MSF II consists of one portfolio.
(2)//Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Zenith Fund, New England Financial, New England Funds, L.P., or NES are omitted if not materially different.
+/ /Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust, and the State Street Research Institutional Funds, (the "State Street Research Funds").

                                    MSF-322

Item 2.  Code of Ethics.

As of December 31, 2003, the registrant had adopted a "code of ethics" (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant's principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are "audit committee financial experts" (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d)

Fees for Services Rendered to the Registrant
--------------------------------------------

Fiscal Year    Audit Fees    Audit-Related Fees    Tax Fees     All Other Fees
-----------   ------------   ------------------   -----------   --------------
2002          $    666,525   $                0   $    65,000   $            0
2003          $    690,000   $           43,400   $    70,000   $            0

Audit-Related Fees for 2003 represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant's semi-annual report for the period ended June 30, 2003; and (ii) related to reorganizations involving certain portfolios of the registrant (in the case of (ii), such fees were paid by the registrant's investment adviser).

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 201 of Regulation S-X.

(e)(1) The registrant's Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve a proposed engagement that arises between regularly scheduled Audit Committee meetings and that needs to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2)  Not applicable.

(f)  Not applicable.

(g)

Fiscal year   Aggregate Non-Audit Fees
-----------   ------------------------
   2002       $             11,600,000
   2003       $              9,500,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant's accountant to MetLife, Inc., and include non-audit fees for services rendered to the registrant and rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant's Board of Directors considered the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of Ethics (as defined in Item 2(b) of Form N-CSR).

   (2) Certifications required by Rule 30a-2(a) under the Act.

(b)    Certification required by Rule 30a-2(b) under the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        METROPOLITAN SERIES FUND, INC.


                                        By: /s/ Hugh C. McHaffie
                                            ------------------------------------
                                        Name:  Hugh C. McHaffie
                                        Title: President
                                        Date:  March 4, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date:  March 4, 2004                    By: /s/ Hugh C. McHaffie
                                            ------------------------------------
                                        Name:  Hugh C. McHaffie
                                        Title: President


Date:  March 4, 2004                    By: /s/ Peter H. Duffy
                                            ------------------------------------
                                        Name:  Peter H. Duffy
                                        Title: Treasurer

                                  EXHIBIT LIST

10(a)(1) Code of Ethics

10(a)(2)(a) Certification of the Principal Executive Officer required by Rule
            30a-2(a) under the Act
        (b) Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

10(b)       Certification required by Rule 30a-2(b) under the Act